UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

August 31, 2015

COLUMBIA CONTRARIAN CORE FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA CONTRARIAN CORE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Board Consideration and Approval of Advisory Agreement	45
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA CONTRARIAN CORE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Contrarian Core Fund (the Fund) Class A shares returned 1.99% excluding sales charges for the 12-month period that ended August 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Index, which returned 0.40% for the same period.

■  Sector allocation decisions and individual stock selection contributed to the Fund's performance advantage over its benchmark.

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		1.99	16.99	9.20
Including sales charges		-3.85	15.62	8.56
Class B	11/01/98
Excluding sales charges		1.22	16.12	8.37
Including sales charges		-3.49	15.90	8.37
Class C	12/09/02
Excluding sales charges		1.17	16.13	8.39
Including sales charges		0.23	16.13	8.39
Class I*	09/27/10	2.42	17.51	9.58
Class K*	03/07/11	2.12	17.15	9.33
Class R*	09/27/10	1.69	16.73	8.95
Class R4*	11/08/12	2.25	17.31	9.48
Class R5*	11/08/12	2.34	17.39	9.52
Class T	02/12/93
Excluding sales charges		1.92	16.94	9.14
Including sales charges		-3.92	15.56	8.50
Class W*	09/27/10	1.95	17.01	9.21
Class Y*	11/08/12	2.44	17.44	9.54
Class Z	12/14/92	2.24	17.30	9.48
Russell 1000 Index		0.40	16.07	7.35

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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COLUMBIA CONTRARIAN CORE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

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3

COLUMBIA CONTRARIAN CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Guy Pope, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2015)
Apple, Inc.	4.2
JPMorgan Chase & Co.	3.0
CVS Health Corp.	2.9
Medtronic PLC	2.9
Berkshire Hathaway, Inc., Class B	2.9
Verizon Communications, Inc.	2.8
American Express Co.	2.8
Google, Inc., Class C	2.6
Comcast Corp., Class A	2.4
Johnson & Johnson	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended August 31, 2015, the Fund's Class A shares returned 1.99% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Index, which returned 0.40% during the same time period. Stock selection within the information technology and health care sectors and a timely underweight of the energy sector aided performance relative to the benchmark.

Markets Turned Volatile As Pressures Mounted

The pace of U.S. economic growth fluctuated during the 12-month period that ended August 31, 2015. Another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar, a widening trade deficit and declining oil prices also negatively affected growth. Yet most of these setbacks proved to be temporary, and the U.S. economy rebounded as temperatures thawed. An average of 243,000 new jobs were added monthly to the U.S. workforce, driving the unemployment rate down to 5.1% and bolstering consumer confidence. Manufacturing activity was solid even though the pace of manufacturing growth slowed over the year. Home sales were robust. However, stubbornly low inventory levels and rising prices have kept many first-time buyers out of the market.

As concerns mounted about a sluggish global economy, weakening growth in China and the timing of a Federal Reserve (Fed) interest rate hike, the financial markets turned volatile. Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half. Large-cap stocks edged out mid-cap and small-cap stocks, while growth stocks significantly outperformed value stocks.

Contributors and Detractors

Within the information technology sector, the Fund did well with video game companies Activision and Electronic Arts, both of which benefited from a new game console cycle as well as from a secular shift away from video discs in favor of digital platforms, where profit margins are higher. In the semiconductor subsector, Skyworks Solutions and Broadcom were also solid performers. Skyworks is a leading supplier of radio frequency integrated circuits (RFICs) and other semiconductors for the wireless handset market, especially Apple iPhones. After handily beating earnings estimates for several quarters in a row, Skyworks rallied on strong demand for the iPhone 6, which released in September 2015. Broadcom was acquired at a premium by Avago Technologies, which benefited from strong handset demand and increased content within Apple products. Merger and acquisition activity also improved the Fund's performance in the health care sector. Long-time holding Covidien became part of Medtronic, and shares of Cigna and Perrigo were boosted by buyout offers received during the period.

Within the consumer staples sector, the Fund enjoyed favorable returns from drug-store chains CVS and Walgreen's. CVS achieved double-digit earnings growth through a combination of increased revenues and share repurchases, while Walgreen's new management team undertook an extensive cost-cutting campaign. In addition, the domestic emphasis of

Annual Report 2015
4

COLUMBIA CONTRARIAN CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

both companies insulated them from a rising dollar, unlike many of the multinational companies within the consumer staples sector.

Another key decision for the Fund was to maintain an underweight position in the energy sector. This stance proved especially important as oil prices experienced a sharp decline through much of the period. However, stock selection within energy was less favorable and offset some of the advantage of the sector's underweight. We added to the Fund's energy exposure toward the end of the period, finishing with only a modest underweight.

Stock selection within the gaming industry also detracted from overall performance. China was the major source of the industry's woes, because of a steeper-than-expected economic slowdown and also because of the government's anti-corruption campaign, which hit the gaming industry extremely hard. Fund holdings Wynn Resorts and Las Vegas Sands, each of which has historically enjoyed strong profits from their Macao operations, were both hurt by the anti-corruption campaign.

Looking Ahead

After a number of good years, we believe the short-term market backdrop is currently less forgiving than it has been given higher valuations, decelerating earnings growth and less accommodative monetary policy. Yet, we continue to regard equities as an attractive long-term asset class. In our view, the past year has demonstrated that U.S. markets are by no means insulated from weaknesses in overseas economies. We expect the performance of global economies will be closely watched in the year ahead and could bring an extra measure of volatility to the market. Domestically, all eyes will be on the Federal Reserve, which has thus far delayed its long-anticipated move to push short-term interest rates higher. In addition, we believe that investors will further focus in on company fundamentals, which have clearly weakened over the last 12 months.

Portfolio Breakdown (%) (at August 31, 2015)
Common Stocks	96.9
Money Market Funds	3.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	11.1
Consumer Staples	8.0
Energy	7.0
Financials	18.5
Health Care	16.1
Industrials	11.7
Information Technology	22.3
Materials	0.6
Telecommunication Services	2.8
Utilities	1.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

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COLUMBIA CONTRARIAN CORE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	959.40	1,019.82	5.41	5.58	1.09
Class B	1,000.00	1,000.00	955.70	1,016.02	9.12	9.40	1.84
Class C	1,000.00	1,000.00	955.30	1,016.02	9.12	9.40	1.84
Class I	1,000.00	1,000.00	961.40	1,022.05	3.23	3.33	0.65
Class K	1,000.00	1,000.00	960.10	1,020.53	4.72	4.86	0.95
Class R	1,000.00	1,000.00	958.10	1,018.55	6.65	6.85	1.34
Class R4	1,000.00	1,000.00	960.70	1,021.08	4.17	4.30	0.84
Class R5	1,000.00	1,000.00	961.10	1,021.74	3.53	3.64	0.71
Class T	1,000.00	1,000.00	959.10	1,019.82	5.41	5.58	1.09
Class W	1,000.00	1,000.00	959.40	1,019.82	5.41	5.58	1.09
Class Y	1,000.00	1,000.00	961.50	1,022.00	3.28	3.38	0.66
Class Z	1,000.00	1,000.00	960.50	1,021.08	4.17	4.30	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

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COLUMBIA CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.1%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 10.7%
Auto Components 1.4%
Delphi Automotive PLC	1,153,448	87,108,393
Hotels, Restaurants & Leisure 1.2%
Aramark	1,105,963	34,660,881
McDonald's Corp.	412,920	39,235,658
Total		73,896,539
Household Durables 0.4%
Mohawk Industries, Inc.(a)	132,283	26,055,782
Internet & Catalog Retail 1.4%
Priceline Group, Inc. (The)(a)	68,740	85,831,514
Media 3.4%
CBS Corp., Class B Non Voting	1,357,760	61,425,062
Comcast Corp., Class A	2,565,468	144,512,813
Total		205,937,875
Specialty Retail 2.3%
Lowe's Companies, Inc.	1,561,194	107,987,789
Michaels Companies, Inc. (The)(a)	1,363,685	35,742,184
Total		143,729,973
Textiles, Apparel & Luxury Goods 0.6%
PVH Corp.	321,983	38,309,537
Total Consumer Discretionary		660,869,613
CONSUMER STAPLES 7.7%
Beverages 3.0%
Diageo PLC, ADR	657,072	69,892,748
PepsiCo, Inc.	1,249,175	116,085,833
Total		185,978,581
Food & Staples Retailing 3.5%
CVS Health Corp.	1,713,207	175,432,397
Walgreens Boots Alliance, Inc.	464,839	40,231,815
Total		215,664,212
Tobacco 1.2%
Philip Morris International, Inc.	924,880	73,805,424
Total Consumer Staples		475,448,217
ENERGY 6.7%
Energy Equipment & Services 0.9%
Schlumberger Ltd.	755,410	58,446,072

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 5.8%
Canadian Natural Resources Ltd.	1,801,940	40,489,592
Chevron Corp.	1,007,823	81,623,585
ConocoPhillips	769,351	37,813,601
Exxon Mobil Corp.	1,068,815	80,417,640
Noble Energy, Inc.	473,797	15,829,558
Range Resources Corp.	1,039,090	40,129,656
Williams Companies, Inc. (The)	1,304,754	62,889,143
Total		359,192,775
Total Energy		417,638,847
FINANCIALS 17.8%
Banks 7.9%
Bank of America Corp.	5,847,169	95,542,742
Citigroup, Inc.	2,426,821	129,786,387
JPMorgan Chase & Co.	2,775,888	177,934,421
Wells Fargo & Co.	1,655,498	88,287,708
Total		491,551,258
Capital Markets 2.9%
BlackRock, Inc.	307,894	93,128,698
Goldman Sachs Group, Inc. (The)	464,260	87,559,436
Total		180,688,134
Consumer Finance 2.7%
American Express Co.	2,133,475	163,680,202
Diversified Financial Services 2.8%
Berkshire Hathaway, Inc., Class B(a)	1,288,938	172,769,249
Insurance 1.3%
Aon PLC	849,672	79,393,352
Real Estate Investment Trusts (REITs) 0.2%
Rayonier, Inc.	595,440	13,695,120
Total Financials		1,101,777,315
HEALTH CARE 15.4%
Biotechnology 4.3%
Baxalta, Inc.	1,123,065	39,475,735
Biogen, Inc.(a)	305,180	90,730,014
Celgene Corp.(a)	796,648	94,068,196
Vertex Pharmaceuticals, Inc.(a)	310,160	39,551,603
Total		263,825,548

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 5.4%
Abbott Laboratories	2,208,969	100,044,206
Medtronic PLC	2,395,539	173,173,514
St. Jude Medical, Inc.	877,027	62,102,282
Total		335,320,002
Health Care Providers & Services 3.1%
Cardinal Health, Inc.	1,386,441	114,062,501
CIGNA Corp.	561,080	78,994,453
Total		193,056,954
Pharmaceuticals 2.6%
Johnson & Johnson	1,533,406	144,109,496
Perrigo Co. PLC	102,865	18,821,209
Total		162,930,705
Total Health Care		955,133,209
INDUSTRIALS 11.3%
Aerospace & Defense 3.0%
Honeywell International, Inc.	1,194,784	118,606,208
United Technologies Corp.	718,382	65,810,975
Total		184,417,183
Air Freight & Logistics 1.1%
FedEx Corp.	469,011	70,637,747
Building Products 0.5%
Fortune Brands Home & Security, Inc.	651,513	31,174,897
Commercial Services & Supplies 1.2%
Tyco International PLC	1,978,869	71,813,156
Industrial Conglomerates 1.8%
General Electric Co.	4,451,685	110,490,822
Professional Services 3.3%
Dun & Bradstreet Corp. (The)	378,760	40,137,197
IHS, Inc., Class A(a)	286,084	33,191,465
Nielsen Holdings PLC	2,911,090	131,668,601
Total		204,997,263
Road & Rail 0.4%
Kansas City Southern	261,481	24,249,748
Total Industrials		697,780,816
INFORMATION TECHNOLOGY 21.5%
Communications Equipment 0.3%
QUALCOMM, Inc.	374,498	21,189,097

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet Software & Services 5.6%
Alibaba Group Holding Ltd., ADR(a)	204,590	13,527,491
Facebook, Inc., Class A(a)	1,089,370	97,422,359
Google, Inc., Class A(a)	124,868	80,891,988
Google, Inc., Class C(a)	247,375	152,939,593
Total		344,781,431
IT Services 1.9%
MasterCard, Inc., Class A	1,299,370	120,022,807
Semiconductors & Semiconductor Equipment 2.3%
Broadcom Corp., Class A	1,665,654	86,064,342
Qorvo, Inc.(a)	271,655	15,079,569
Skyworks Solutions, Inc.	431,803	37,717,992
Total		138,861,903
Software 5.3%
Activision Blizzard, Inc.	3,228,645	92,436,106
Electronic Arts, Inc.(a)	713,576	47,203,052
Intuit, Inc.	611,834	52,464,766
Microsoft Corp.	3,131,722	136,292,542
Total		328,396,466
Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc.	2,200,181	248,092,410
EMC Corp.	3,133,865	77,939,222
Hewlett-Packard Co.	1,780,227	49,953,170
Total		375,984,802
Total Information Technology		1,329,236,506
MATERIALS 0.5%
Chemicals 0.5%
LyondellBasell Industries NV, Class A	147,770	12,616,603
Monsanto Co.	216,365	21,128,042
Total		33,744,645
Total Materials		33,744,645
TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 2.6%
Verizon Communications, Inc.	3,576,778	164,567,556
Total Telecommunication Services		164,567,556

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 1.9%
Electric Utilities 1.3%
Duke Energy Corp.	519,030	36,804,417
Edison International	707,745	41,388,928
Total		78,193,345
Multi-Utilities 0.6%
DTE Energy Co.	476,790	37,218,227
Total Utilities		115,411,572
Total Common Stocks (Cost: $5,061,508,425)		5,951,608,296

Money Market Funds 3.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(b)(c)	189,205,745	189,205,745
Total Money Market Funds (Cost: $189,205,745)		189,205,745
Total Investments (Cost: $5,250,714,170)		6,140,814,041
Other Assets & Liabilities, Net		49,869,736
Net Assets		6,190,683,777

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	109,912,819	1,884,206,430	(1,804,913,504)	189,205,745	206,383	189,205,745

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	660,869,613	—	—	660,869,613
Consumer Staples	475,448,217	—	—	475,448,217
Energy	417,638,847	—	—	417,638,847
Financials	1,101,777,315	—	—	1,101,777,315
Health Care	955,133,209	—	—	955,133,209
Industrials	697,780,816	—	—	697,780,816
Information Technology	1,329,236,506	—	—	1,329,236,506
Materials	33,744,645	—	—	33,744,645
Telecommunication Services	164,567,556	—	—	164,567,556
Utilities	115,411,572	—	—	115,411,572
Total Common Stocks	5,951,608,296	—	—	5,951,608,296
Money Market Funds	—	189,205,745	—	189,205,745
Total Investments	5,951,608,296	189,205,745	—	6,140,814,041

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	109,912,819	109,912,819	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Level 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $5,061,508,425)	$5,951,608,296
Affiliated issuers (identified cost $189,205,745)	189,205,745
Total investments (identified cost $5,250,714,170)	6,140,814,041
Receivable for:
Investments sold	54,433,625
Capital shares sold	41,615,058
Dividends	10,586,047
Foreign tax reclaims	2,562
Prepaid expenses	63,182
Trustees' deferred compensation plan	96,131
Total assets	6,247,610,646
Liabilities
Payable for:
Investments purchased	43,070,729
Capital shares purchased	12,184,997
Investment management fees	299,483
Distribution and/or service fees	89,644
Transfer agent fees	953,310
Administration fees	23,485
Plan administration fees	26
Compensation of board members	3,588
Chief compliance officer expenses	495
Other expenses	204,981
Trustees' deferred compensation plan	96,131
Total liabilities	56,926,869
Net assets applicable to outstanding capital stock	$6,190,683,777
Represented by
Paid-in capital	$4,962,718,106
Undistributed net investment income	159,226,713
Accumulated net realized gain	178,639,087
Unrealized appreciation (depreciation) on:
Investments	890,099,871
Total — representing net assets applicable to outstanding capital stock	$6,190,683,777

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$2,297,175,615
Shares outstanding	108,012,045
Net asset value per share	$21.27
Maximum offering price per share(a)	$22.57
Class B
Net assets	$9,551,323
Shares outstanding	492,390
Net asset value per share	$19.40
Class C
Net assets	$409,798,122
Shares outstanding	21,086,724
Net asset value per share	$19.43
Class I
Net assets	$425,920,745
Shares outstanding	19,878,651
Net asset value per share	$21.43
Class K
Net assets	$115,149
Shares outstanding	5,380
Net asset value per share	$21.40
Class R
Net assets	$50,047,986
Shares outstanding	2,353,728
Net asset value per share	$21.26
Class R4
Net assets	$227,941,150
Shares outstanding	10,486,234
Net asset value per share	$21.74
Class R5
Net assets	$336,042,780
Shares outstanding	15,461,189
Net asset value per share	$21.73
Class T
Net assets	$143,303,896
Shares outstanding	6,796,973
Net asset value per share	$21.08
Maximum offering price per share(a)	$22.37
Class W
Net assets	$118,262,234
Shares outstanding	5,560,213
Net asset value per share	$21.27

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class Y
Net assets	$53,246,409
Shares outstanding	2,448,637
Net asset value per share	$21.75
Class Z
Net assets	$2,119,278,368
Shares outstanding	98,945,158
Net asset value per share	$21.42

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$224,001,082
Dividends — affiliated issuers	206,383
Foreign taxes withheld	(456,353)
Total income	223,751,112
Expenses:
Investment management fees	33,944,896
Distribution and/or service fees
Class A	5,070,822
Class B	122,180
Class C	3,238,321
Class R	200,394
Class T	406,232
Class W	354,495
Transfer agent fees
Class A	3,810,149
Class B	22,930
Class C	608,753
Class K	59
Class R	75,277
Class R4	341,475
Class R5	140,269
Class T	285,871
Class W	266,017
Class Z	3,821,055
Administration fees	2,679,269
Plan administration fees
Class K	295
Compensation of board members	118,617
Custodian fees	41,316
Printing and postage fees	354,511
Registration fees	327,484
Professional fees	207,947
Chief compliance officer expenses	2,828
Other	114,227
Total expenses	56,555,689
Expense reductions	(4,700)
Total net expenses	56,550,989
Net investment income	167,200,123
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	226,554,360
Foreign currency translations	(15,092)
Net realized gain	226,539,268
Net change in unrealized appreciation (depreciation) on:
Investments	(305,101,185)
Net change in unrealized depreciation	(305,101,185)
Net realized and unrealized loss	(78,561,917)
Net increase in net assets resulting from operations	$88,638,206

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations
Net investment income	$167,200,123	$32,493,864
Net realized gain	226,539,268	363,405,181
Net change in unrealized appreciation (depreciation)	(305,101,185)	463,596,188
Net increase in net assets resulting from operations	88,638,206	859,495,233
Distributions to shareholders
Net investment income
Class A	(8,507,483)	(5,842,007)
Class I	(4,798,155)	(3,983,330)
Class K	(674)	(903)
Class R	(78,264)	(50,750)
Class R4	(816,168)	(446,866)
Class R5	(1,922,616)	(838,869)
Class T	(642,160)	(668,500)
Class W	(758,782)	(988,184)
Class Y	(173,175)	(2,201)
Class Z	(13,614,092)	(10,086,011)
Net realized gains
Class A	(115,352,574)	(61,235,547)
Class B	(893,272)	(956,604)
Class C	(18,521,704)	(8,411,180)
Class I	(34,264,726)	(23,837,970)
Class K	(7,110)	(7,717)
Class R	(2,167,951)	(944,794)
Class R4	(7,325,441)	(3,259,693)
Class R5	(14,509,724)	(5,283,994)
Class T	(9,478,836)	(7,678,933)
Class W	(10,286,956)	(10,180,158)
Class Y	(1,236,681)	(13,169)
Class Z	(120,565,017)	(73,572,489)
Total distributions to shareholders	(365,921,561)	(218,289,869)
Increase in net assets from capital stock activity	1,626,379,501	900,230,117
Total increase in net assets	1,349,096,146	1,541,435,481
Net assets at beginning of year	4,841,587,631	3,300,152,150
Net assets at end of year	$6,190,683,777	$4,841,587,631
Undistributed net investment income	$159,226,713	$23,603,155

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	45,567,965	1,005,475,133	36,058,634	747,458,899
Distributions reinvested	5,695,290	119,202,421	3,249,504	64,047,715
Redemptions	(17,440,479)	(384,215,880)	(12,795,905)	(266,997,147)
Net increase	33,822,776	740,461,674	26,512,233	544,509,467
Class B shares
Subscriptions	88,496	1,787,513	91,766	1,745,506
Distributions reinvested	45,319	869,677	51,496	938,770
Redemptions(a)	(322,718)	(6,500,704)	(386,227)	(7,355,296)
Net decrease	(188,903)	(3,843,514)	(242,965)	(4,671,020)
Class C shares
Subscriptions	11,677,531	236,079,207	5,234,942	100,323,251
Distributions reinvested	776,999	14,941,695	365,486	6,673,770
Redemptions	(2,175,882)	(43,913,211)	(1,317,481)	(25,125,999)
Net increase	10,278,648	207,107,691	4,282,947	81,871,022
Class I shares
Subscriptions	8,920,645	198,518,571	4,294,379	87,531,205
Distributions reinvested	1,858,358	39,062,676	1,406,501	27,820,597
Redemptions	(12,672,345)	(284,995,676)	(5,948,198)	(124,792,601)
Net decrease	(1,893,342)	(47,414,429)	(247,318)	(9,440,799)
Class K shares
Distributions reinvested	360	7,576	380	7,523
Redemptions	—	—	(2,838)	(59,644)
Net increase (decrease)	360	7,576	(2,458)	(52,121)
Class R shares
Subscriptions	1,525,966	33,723,333	993,295	20,515,169
Distributions reinvested	69,759	1,462,150	35,568	702,110
Redemptions	(596,145)	(13,163,703)	(358,743)	(7,405,308)
Net increase	999,580	22,021,780	670,120	13,811,971
Class R4 shares
Subscriptions	7,603,669	167,657,282	2,995,138	62,699,057
Distributions reinvested	379,661	8,105,769	184,580	3,706,357
Redemptions	(2,116,266)	(47,395,372)	(927,958)	(19,717,655)
Net increase	5,867,064	128,367,679	2,251,760	46,687,759
Class R5 shares
Subscriptions	8,767,116	197,169,255	6,678,168	140,752,475
Distributions reinvested	761,574	16,244,381	298,379	5,982,494
Redemptions	(3,244,261)	(72,265,852)	(1,320,470)	(27,713,522)
Net increase	6,284,429	141,147,784	5,656,077	119,021,447

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	143,425	3,011,870	133,142	2,628,259
Distributions reinvested	338,177	7,017,172	294,510	5,757,673
Redemptions	(509,561)	(11,173,172)	(533,838)	(11,044,582)
Net decrease	(27,959)	(1,144,130)	(106,186)	(2,658,650)
Class W shares
Subscriptions	4,495,889	100,570,978	2,652,118	53,805,477
Distributions reinvested	527,738	11,045,553	566,621	11,168,097
Redemptions	(5,005,755)	(109,077,232)	(10,951,818)	(227,845,735)
Net increase (decrease)	17,872	2,539,299	(7,733,079)	(162,872,161)
Class Y shares
Subscriptions	2,447,484	55,829,769	116,035	2,460,284
Distributions reinvested	14,348	306,053	756	15,161
Redemptions	(123,265)	(2,790,813)	(10,756)	(225,098)
Net increase	2,338,567	53,345,009	106,035	2,250,347
Class Z shares
Subscriptions	31,332,502	691,476,272	29,720,665	618,238,458
Distributions reinvested	3,893,061	81,910,017	2,505,393	49,606,774
Redemptions	(17,581,024)	(389,603,207)	(19,203,531)	(396,072,377)
Net increase	17,644,539	383,783,082	13,022,527	271,772,855
Total net increase	75,143,631	1,626,379,501	44,169,693	900,230,117

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,								Year Ended September 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$22.37		$19.15		$15.68		$12.63		$12.61		$11.76
Income from investment operations:
Net investment income	0.65	(g)	0.14		0.13		0.11		0.08		0.04
Net realized and unrealized gain (loss)	(0.23)		4.32		3.48		3.32		(0.03)		0.87
Total from investment operations	0.42		4.46		3.61		3.43		0.05		0.91
Less distributions to shareholders:
Net investment income	(0.10)		(0.11)		(0.12)		(0.07)		(0.03)		(0.06)
Net realized gains	(1.42)		(1.13)		(0.02)		(0.31)		—		—
Total distributions to shareholders	(1.52)		(1.24)		(0.14)		(0.38)		(0.03)		(0.06)
Net asset value, end of period	$21.27		$22.37		$19.15		$15.68		$12.63		$12.61
Total return	1.99%		24.15%		23.23%		27.59%		0.39%		7.75%
Ratios to average net assets(b)
Total gross expenses	1.09%		1.11%		1.15%		1.19	%(c)	1.19	%(d)	1.25%
Total net expenses(e)	1.09	%(f)	1.11	%(f)	1.14	%(f)	1.16	%(c)(f)	1.16	%(d)(f)	1.19	%(f)
Net investment income	2.93%		0.69%		0.73%		0.82	%(c)	0.56%		0.32%
Supplemental data
Net assets, end of period (in thousands)	$2,297,176		$1,659,841		$913,212		$588,182		$427,039		$111,182
Portfolio turnover	60%		65%		47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.54 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$20.58		$17.74		$14.53		$11.74		$11.78		$11.02
Income from investment operations:
Net investment income (loss)	0.29	(h)	(0.01)		(0.00	)(b)	0.01		(0.03)		(0.05)
Net realized and unrealized gain (loss)	(0.05)		3.98		3.24		3.09		(0.01)		0.81
Total from investment operations	0.24		3.97		3.24		3.10		(0.04)		0.76
Less distributions to shareholders:
Net investment income	—		—		(0.01)		—		—		—
Net realized gains	(1.42)		(1.13)		(0.02)		(0.31)		—		—
Total distributions to shareholders	(1.42)		(1.13)		(0.03)		(0.31)		—		—
Net asset value, end of period	$19.40		$20.58		$17.74		$14.53		$11.74		$11.78
Total return	1.22%		23.20%		22.32%		26.72%		(0.34%)		6.90%
Ratios to average net assets(c)
Total gross expenses	1.84%		1.86%		1.90%		1.94	%(d)	1.92	%(e)	2.00%
Total net expenses(f)	1.84	%(g)	1.86	%(g)	1.89	%(g)	1.91	%(d)(g)	1.90	%(e)(g)	1.94	%(g)
Net investment income (loss)	1.40%		(0.08%)		(0.02%)		0.05	%(d)	(0.19%)		(0.46%)
Supplemental data
Net assets, end of period (in thousands)	$9,551		$14,023		$16,396		$17,292		$21,560		$3,991
Portfolio turnover	60%		65%		47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.35 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$20.62		$17.77		$14.55		$11.76		$11.80		$11.03
Income from investment operations:
Net investment income (loss)	0.50	(h)	(0.01)		(0.00	)(b)	0.01		(0.03)		(0.05)
Net realized and unrealized gain (loss)	(0.27)		3.99		3.25		3.09		(0.01)		0.82
Total from investment operations	0.23		3.98		3.25		3.10		(0.04)		0.77
Less distributions to shareholders:
Net investment income	—		—		(0.01)		—		—		—
Net realized gains	(1.42)		(1.13)		(0.02)		(0.31)		—		—
Total distributions to shareholders	(1.42)		(1.13)		(0.03)		(0.31)		—		—
Net asset value, end of period	$19.43		$20.62		$17.77		$14.55		$11.76		$11.80
Total return	1.17%		23.22%		22.36%		26.68%		(0.34%)		6.98%
Ratios to average net assets(c)
Total gross expenses	1.85%		1.86%		1.90%		1.94	%(d)	1.95	%(e)	2.00%
Total net expenses(f)	1.85	%(g)	1.86	%(g)	1.89	%(g)	1.91	%(d)(g)	1.92	%(e)(g)	1.94	%(g)
Net investment income (loss)	2.46%		(0.06%)		(0.02%)		0.07	%(d)	(0.22%)		(0.44%)
Supplemental data
Net assets, end of period (in thousands)	$409,798		$222,834		$115,940		$58,257		$36,559		$18,368
Portfolio turnover	60%		65%		47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.55 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,					Year Ended September 30,
Class I	2015	2014	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$22.53	$19.27	$15.78	$12.71		$12.69		$12.70
Income from investment operations:
Net investment income	0.57 (h)	0.23	0.21	0.17		0.14		0.01
Net realized and unrealized gain (loss)	(0.06)	4.35	3.49	3.34		(0.03)		(0.02)
Total from investment operations	0.51	4.58	3.70	3.51		0.11		(0.01)
Less distributions to shareholders:
Net investment income	(0.19)	(0.19)	(0.19)	(0.13)		(0.09)		—
Net realized gains	(1.42)	(1.13)	(0.02)	(0.31)		—		—
Total distributions to shareholders	(1.61)	(1.32)	(0.21)	(0.44)		(0.09)		—
Net asset value, end of period	$21.43	$22.53	$19.27	$15.78		$12.71		$12.69
Total return	2.42%	24.71%	23.73%	28.12%		0.81%		(0.08%)
Ratios to average net assets(c)
Total gross expenses	0.65%	0.68%	0.70%	0.75	%(d)	0.76	%(e)	0.85	%(d)
Total net expenses(f)	0.65%	0.68%	0.70%	0.75	%(d)	0.76	%(e)(g)	0.85	%(d)(g)
Net investment income	2.55%	1.12%	1.17%	1.24	%(d)	0.99%		4.99	%(d)
Supplemental data
Net assets, end of period (in thousands)	$425,921	$490,451	$424,376	$385,802		$280,304		$2
Portfolio turnover	60%	65%	47%	62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.37 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,					Year Ended September 30,
Class K	2015	2014	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$22.50	$19.26	$15.77	$12.70		$14.93
Income from investment operations:
Net investment income	0.61 (h)	0.17	0.15	0.13		0.06
Net realized and unrealized gain (loss)	(0.16)	4.33	3.51	3.34		(2.29)
Total from investment operations	0.45	4.50	3.66	3.47		(2.23)
Less distributions to shareholders:
Net investment income	(0.13)	(0.13)	(0.15)	(0.09)		—
Net realized gains	(1.42)	(1.13)	(0.02)	(0.31)		—
Total distributions to shareholders	(1.55)	(1.26)	(0.17)	(0.40)		—
Net asset value, end of period	$21.40	$22.50	$19.26	$15.77		$12.70
Total return	2.12%	24.27%	23.40%	27.74%		(14.94%)
Ratios to average net assets(c)
Total gross expenses	0.96%	0.97%	1.00%	1.05	%(d)	1.05	%(d)(e)
Total net expenses(f)	0.96%	0.97%	1.00%	1.05	%(d)	1.05	%(d)(e)(g)
Net investment income	2.73%	0.81%	0.87%	0.93	%(d)	0.72	%(d)
Supplemental data
Net assets, end of period (in thousands)	$115	$113	$144	$117		$100
Portfolio turnover	60%	65%	47%	62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.47 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class R	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$22.37		$19.15		$15.68		$12.63		$12.61		$12.62
Income from investment operations:
Net investment income	0.65	(i)	0.09		0.08		0.08		0.05		0.00	(c)
Net realized and unrealized gain (loss)	(0.29)		4.32		3.49		3.32		(0.03)		(0.01)
Total from investment operations	0.36		4.41		3.57		3.40		0.02		(0.01)
Less distributions to shareholders:
Net investment income	(0.05)		(0.06)		(0.08)		(0.04)		—		—
Net realized gains	(1.42)		(1.13)		(0.02)		(0.31)		—		—
Total distributions to shareholders	(1.47)		(1.19)		(0.10)		(0.35)		—		—
Net asset value, end of period	$21.26		$22.37		$19.15		$15.68		$12.63		$12.61
Total return	1.69%		23.86%		22.93%		27.34%		0.16%		(0.08%)
Ratios to average net assets(d)
Total gross expenses	1.34%		1.36%		1.39%		1.42	%(e)	1.44	%(f)	1.44	%(e)
Total net expenses(g)	1.34	%(h)	1.36	%(h)	1.39	%(h)	1.41	%(e)(h)	1.39	%(f)(h)	1.44	%(e)(h)
Net investment income	2.93%		0.44%		0.46%		0.59	%(e)	0.32%		4.34	%(e)
Supplemental data
Net assets, end of period (in thousands)	$50,048		$30,291		$13,102		$4,489		$6		$2
Portfolio turnover	60%		65%		47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.60 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$22.83		$19.52		$15.84
Income from investment operations:
Net investment income	0.80	(f)	0.20		0.16
Net realized and unrealized gain (loss)	(0.32)		4.40		3.70
Total from investment operations	0.48		4.60		3.86
Less distributions to shareholders:
Net investment income	(0.15)		(0.16)		(0.16)
Net realized gains	(1.42)		(1.13)		(0.02)
Total distributions to shareholders	(1.57)		(1.29)		(0.18)
Net asset value, end of period	$21.74		$22.83		$19.52
Total return	2.25%		24.44%		24.61%
Ratios to average net assets(b)
Total gross expenses	0.85%		0.86%		0.89	%(c)
Total net expenses(d)	0.85	%(e)	0.86	%(e)	0.89	%(c)(e)
Net investment income	3.53%		0.94%		1.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$227,941		$105,458		$46,212
Portfolio turnover	60%		65%		47%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.63 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$22.83	$19.52	$15.84
Income from investment operations:
Net investment income	0.78 (e)	0.23	0.15
Net realized and unrealized gain (loss)	(0.28)	4.39	3.73
Total from investment operations	0.50	4.62	3.88
Less distributions to shareholders:
Net investment income	(0.18)	(0.18)	(0.18)
Net realized gains	(1.42)	(1.13)	(0.02)
Total distributions to shareholders	(1.60)	(1.31)	(0.20)
Net asset value, end of period	$21.73	$22.83	$19.52
Total return	2.34%	24.60%	24.75%
Ratios to average net assets(b)
Total gross expenses	0.71%	0.73%	0.75	%(c)
Total net expenses(d)	0.71%	0.73%	0.75	%(c)
Net investment income	3.45%	1.08%	1.01	%(c)
Supplemental data
Net assets, end of period (in thousands)	$336,043	$209,498	$68,709
Portfolio turnover	60%	65%	47%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.58 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class T	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$22.19		$19.01		$15.56		$12.54		$12.51		$11.67
Income from investment operations:
Net investment income	0.55	(g)	0.13		0.12		0.10		0.06		0.03
Net realized and unrealized gain (loss)	(0.15)		4.28		3.47		3.29		—		0.86
Total from investment operations	0.40		4.41		3.59		3.39		0.06		0.89
Less distributions to shareholders:
Net investment income	(0.09)		(0.10)		(0.12)		(0.06)		(0.03)		(0.05)
Net realized gains	(1.42)		(1.13)		(0.02)		(0.31)		—		—
Total distributions to shareholders	(1.51)		(1.23)		(0.14)		(0.37)		(0.03)		(0.05)
Net asset value, end of period	$21.08		$22.19		$19.01		$15.56		$12.54		$12.51
Total return	1.92%		24.06%		23.22%		27.49%		0.43%		7.68%
Ratios to average net assets(b)
Total gross expenses	1.11%		1.16%		1.20%		1.24	%(c)	1.26	%(d)	1.30%
Total net expenses(e)	1.11	%(f)	1.16	%(f)	1.19	%(f)	1.21	%(c)(f)	1.21	%(d)(f)	1.24	%(f)
Net investment income	2.49%		0.63%		0.68%		0.77	%(c)	0.44%		0.24%
Supplemental data
Net assets, end of period (in thousands)	$143,304		$151,430		$131,732		$117,457		$100,805		$112,862
Portfolio turnover	60%		65%		47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.45 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class W	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$22.38		$19.16		$15.69		$12.64		$12.61		$12.62
Income from investment operations:
Net investment income	0.50	(i)	0.14		0.13		0.11		0.08		0.00	(c)
Net realized and unrealized gain (loss)	(0.09)		4.32		3.48		3.32		(0.02)		(0.01)
Total from investment operations	0.41		4.46		3.61		3.43		0.06		(0.01)
Less distributions to shareholders:
Net investment income	(0.10)		(0.11)		(0.12)		(0.07)		(0.03)		—
Net realized gains	(1.42)		(1.13)		(0.02)		(0.31)		—		—
Total distributions to shareholders	(1.52)		(1.24)		(0.14)		(0.38)		(0.03)		—
Net asset value, end of period	$21.27		$22.38		$19.16		$15.69		$12.64		$12.61
Total return	1.95%		24.15%		23.21%		27.57%		0.47%		(0.08%)
Ratios to average net assets(d)
Total gross expenses	1.09%		1.10%		1.14%		1.19	%(e)	1.20	%(f)	1.19	%(e)
Total net expenses(g)	1.09	%(h)	1.10	%(h)	1.14	%(h)	1.16	%(e)(h)	1.16	%(f)(h)	1.19	%(e)(h)
Net investment income	2.26%		0.67%		0.73%		0.83	%(e)	0.54%		4.64	%(e)
Supplemental data
Net assets, end of period (in thousands)	$118,262		$124,021		$254,377		$106,075		$74,302		$2
Portfolio turnover	60%		65%		47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.40 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$22.84	$19.52	$15.84
Income from investment operations:
Net investment income	1.19 (e)	0.24	0.24
Net realized and unrealized gain (loss)	(0.67)	4.40	3.64
Total from investment operations	0.52	4.64	3.88
Less distributions to shareholders:
Net investment income	(0.19)	(0.19)	(0.18)
Net realized gains	(1.42)	(1.13)	(0.02)
Total distributions to shareholders	(1.61)	(1.32)	(0.20)
Net asset value, end of period	$21.75	$22.84	$19.52
Total return	2.44%	24.71%	24.79%
Ratios to average net assets(b)
Total gross expenses	0.66%	0.68%	0.72	%(c)
Total net expenses(d)	0.66%	0.68%	0.72	%(c)
Net investment income	5.26%	1.12%	1.60	%(c)
Supplemental data
Net assets, end of period (in thousands)	$53,246	$2,514	$79
Portfolio turnover	60%	65%	47%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.96 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class Z	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$22.52		$19.27		$15.78		$12.71		$12.68		$11.83
Income from investment operations:
Net investment income	0.66	(g)	0.19		0.17		0.15		0.11		0.07
Net realized and unrealized gain (loss)	(0.18)		4.35		3.50		3.34		(0.01)		0.86
Total from investment operations	0.48		4.54		3.67		3.49		0.10		0.93
Less distributions to shareholders:
Net investment income	(0.16)		(0.16)		(0.16)		(0.11)		(0.07)		(0.08)
Net realized gains	(1.42)		(1.13)		(0.02)		(0.31)		—		—
Total distributions to shareholders	(1.58)		(1.29)		(0.18)		(0.42)		(0.07)		(0.08)
Net asset value, end of period	$21.42		$22.52		$19.27		$15.78		$12.71		$12.68
Total return	2.24%		24.45%		23.50%		27.91%		0.72%		7.93%
Ratios to average net assets(b)
Total gross expenses	0.84%		0.86%		0.90%		0.94	%(c)	0.96	%(d)	1.00%
Total net expenses(e)	0.84	%(f)	0.86	%(f)	0.89	%(f)	0.91	%(c)(f)	0.91	%(d)(f)	0.94	%(f)
Net investment income	2.97%		0.93%		0.98%		1.08	%(c)	0.76%		0.54%
Supplemental data
Net assets, end of period (in thousands)	$2,119,278		$1,831,114		$1,315,874		$819,630		$494,107		$344,081
Portfolio turnover	60%		65%		47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.50 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets

Annual Report 2015
31

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on

Annual Report 2015
32

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2015
33

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.59% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

Annual Report 2015
34

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

For the year ended August 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.19
Class R5	0.05
Class T	0.19
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $4,700.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Effective January 1, 2015, these fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares. Prior to January 1, 2015, these fees were limited to 0.30% of the Fund's average daily net assets attributable to Class T shares. The annualized effective shareholder services fee rate for the year ended August 31, 2015 was 0.27% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,143,921 for Class A, $1,065 for Class B, $35,022 for Class C and $10,655 for Class T shares for the year ended August 31, 2015.

Annual Report 2015
35

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.18%	1.18%
Class B	1.93	1.93
Class C	1.93	1.93
Class I	0.79	0.80
Class K	1.09	1.10
Class R	1.43	1.43
Class R4	0.93	0.93
Class R5	0.84	0.85
Class T	1.18	1.23
Class W	1.18	1.18
Class Y	0.79	0.80
Class Z	0.93	0.93

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(264,996)
Accumulated net realized gain	264,995
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$69,622,372	$76,243,506
Long-term capital gains	296,299,189	142,046,363
Total	$365,921,561	$218,289,869

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$158,216,000
Undistributed long-term capital gains	194,920,866
Net unrealized appreciation	873,818,092

At August 31, 2015, the cost of investments for federal income tax purposes was $5,266,995,949 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$873,818,092
Unrealized depreciation	—
Net unrealized appreciation	$873,818,092

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to

Annual Report 2015
36

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,589,929,131 and $3,293,170,864, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2015, one unaffiliated shareholder of record owned 15.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 38.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Annual Report 2015
37

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
38

COLUMBIA CONTRARIAN CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Contrarian Core Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

Annual Report 2015
39

COLUMBIA CONTRARIAN CORE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	95.60%
Dividends Received Deduction	78.46%
Capital Gain Dividend	$248,480,720

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
40

COLUMBIA CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
41

COLUMBIA CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
42

COLUMBIA CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
43

COLUMBIA CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
44

COLUMBIA CONTRARIAN CORE FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Contrarian Core Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015
45

COLUMBIA CONTRARIAN CORE FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
46

COLUMBIA CONTRARIAN CORE FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the 30th, 10th and 13th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the 4th and 3rd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

Annual Report 2015
47

COLUMBIA CONTRARIAN CORE FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
48

COLUMBIA CONTRARIAN CORE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN133_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

COLUMBIA GREATER CHINA FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA GREATER CHINA FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Board Consideration and Approval of Advisory Agreement	39
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA GREATER CHINA FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Greater China Fund (the Fund) Class A shares returned -9.49% excluding sales charges for the 12-month period that ended August 31, 2015.

■  During the same 12-month period, the Fund performed roughly in line with the MSCI China Index (Net) benchmark return of -9.34%, and exceeded the Hang Seng Index return of -12.41%.

■  Security selection was the biggest positive contributor to the Fund's performance vs. the MSCI China Index (Net), with particularly strong returns in the financials and telecommunications services sectors. Selection within industrials and information technology lagged.

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	05/16/97
Excluding sales charges		-9.49	2.88	9.70
Including sales charges		-14.69	1.67	9.05
Class B	05/16/97
Excluding sales charges		-10.16	2.10	8.88
Including sales charges		-13.73	1.87	8.88
Class C	05/16/97
Excluding sales charges		-10.16	2.11	8.88
Including sales charges		-10.88	2.11	8.88
Class I*	08/02/11	-9.07	3.26	9.90
Class R4*	03/19/13	-9.26	3.00	9.76
Class R5*	11/08/12	-9.11	3.10	9.82
Class W*	06/18/12	-9.48	2.91	9.72
Class Z	05/16/97	-9.24	3.14	9.98
MSCI China Index (Net)		-9.34	2.14	10.49
Hang Seng Index		-12.41	1.15	3.84

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA GREATER CHINA FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA GREATER CHINA FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jasmine (Weili) Huang, CFA, CPA
(U.S. and China), CFM

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended August 31, 2015, the Fund's Class A shares returned -9.49% excluding sales charges. The Fund's performance was roughly in line with the MSCI China Index (Net) benchmark return of -9.34%, and exceeded the Hang Seng Index return of -12.41%, for the same 12-month period. Security selection was the biggest positive contributor to performance vs. the MSCI China Index (Net), with particularly strong returns in the financials and telecommunications services sectors. Selection within industrials and information technology lagged.

Chinese Equities Were Volatile on Growth, Currency Concerns

The first several months of the Fund's fiscal period saw a strong upward trend in Chinese equities. Positive sentiment was driven in large part by a relaxation in monetary policy, as the government sought to maintain growth at acceptable levels while moving toward a more sustainable economic model. In this vein, the People's Bank of China cut its base reference rate, as well as the reserve requirement ratio for banks, multiple times throughout the period. In addition, investor sentiment benefited as the government engaged in targeted stimulus efforts with respect to infrastructure and other key sectors. Outsized returns in the domestic Chinese equity market were driven by a new mechanism to enable foreign financial institutions to invest onshore, and also added to performance of the offshore China equity markets in which the Fund principally invests.

However, Chinese equities experienced a sharp reversal over the last few months of the period. Domestically traded "A shares" in particular gave up much of their gains, in part over concerns that valuations had become extended. In addition, a government crackdown on margin financing in the wake of speculative domestic investors taking margin loans to pile into equities rattled the market. On a more fundamental level, a stream of weakening data led to concerns that the government's efforts at stimulus were in danger of failing to maintain growth at levels sufficient to support a smooth transition to a more consumer-driven economy.

Toward the end of the period, markets reacted with alarm as the Chinese government allowed the renminbi to depreciate. While the government stated that the goal was to move toward a more market-based regime, equity volatility spiked on fears that any competitive devaluation designed to stimulate Chinese exports could spark a global currency war. Ultimately, it was established that the renminbi's valuation would be maintained within a range tied to the U.S. dollar, helping to stabilize sentiment.

A Focus on Secular Growth Opportunities

Stock selection decisions in aggregate made the most significant positive contribution to the Fund's returns vs. the MSCI benchmark. In particular, selection was positive within the financials and telecommunications sectors. Conversely, picks within the industrials and information technology sectors lagged. With respect to sector allocations, an underweight to energy was the leading contributor, followed by overweight positions in health care and information technology. An above-benchmark

Annual Report 2015
4

COLUMBIA GREATER CHINA FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

position in consumer discretionary and a below-benchmark position in financials both detracted from relative performance. The Fund's sector weights are driven by our long-term focus on areas of China's economy positioned to benefit from secular, as opposed to cyclical, growth trends.

With respect to individual stocks, leading contributors included underweight exposure to leading Chinese oil companies China Petroleum & Chemical Corp. (widely known as "Sinopec") and CNOOC Ltd, as the slide in oil prices took a toll on shares for both. The Fund's position in brokerage firm Haitong Securities Co. was a top contributor as well. We held the stock as it benefited from a surging equity market, and sold out of the position at a profit before period-end. China Biologic Products, Inc., a blood plasma-based pharmaceutical company, also performed well. The company has benefited from being in a high-barrier-to-entry niche within the expanding Chinese health care market, and has displayed consistently strong earnings growth. Finally, Zhuzhou CSR Times Electric Co. Ltd., a manufacturer of components for high speed trains, is well-positioned to benefit from accelerated railway construction in China, and saw its shares boosted in the period by the merger of China's two leading train manufacturers.

On the downside, search engine firm Baidu and online retailer Alibaba were leading detractors. After a period of strong outperformance, shares for both suffered as the market rotated toward other sectors, such as financials and industrials, which are viewed as positioned to benefit from an anticipated macro-level economic recovery. In addition, near-term results for internet-based companies have been hurt by the drive to invest in mobile-based platforms, as smartphones continue to gain penetration among Chinese consumers. A pair of casino stocks closely tied to the fortunes of the resort city of Macau were also among the leading detractors. Shares for both Galaxy Entertainment and Sands China fell in the wake of a governmental anti-corruption campaign that dampened gaming revenues.

Structural Slowdown as Chinese Economy Rebalances

While China is undergoing a structural slowing in overall activity, we do not currently anticipate a collapsing economy. More importantly, we continue to invest in China on the basis of long-term, secular growth ideas. This means overweighting areas of the Chinese economy with substantial room for further penetration, such as information technology, the internet, health care and consumer discretionary. We also have selective exposure at this time to export-driven companies with a strong position in the global supply chain. By contrast, we are currently underweighting financials, energy and materials.

The Chinese economy is undergoing a rebalancing, evidenced by increased divergence in growth rates among GDP components. Traditional indicators such as industrial production, power demand and freight volumes have been softening, even as consumer- and service-oriented "new economy" industries such as entertainment, travel and mobile technology have expanded significantly. The process of rebalancing will likely take several more years. The concern for financial markets is whether the growth underway in Chinese consumption will be sufficient to

Top Ten Holdings (%) (at August 31, 2015)
Tencent Holdings Ltd.	14.3
China Mobile Ltd.	9.9
Ping An Insurance Group Co. of China Ltd., Class H	5.0
Industrial & Commercial Bank of China Ltd., Class H	4.6
China Construction Bank Corp., Class H	4.4
Bank of China Ltd., Class H	4.2
China Life Insurance Co., Ltd., Class H	3.7
CSPC Pharmaceutical Group Ltd.	3.3
Zhuzhou CSR Times Electric Co., Ltd., Class H	3.3
Vipshop Holdings Ltd., ADR	3.0

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at August 31, 2015)
China	96.0
Hong Kong	3.4
Taiwan	0.6
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

COLUMBIA GREATER CHINA FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	10.7
Consumer Staples	1.4
Energy	1.8
Financials	31.1
Health Care	12.3
Industrials	5.5
Information Technology	24.0
Telecommunication Services	9.9
Utilities	3.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Greater China region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. As a non-diversified fund, fewer investments could have a greater affect on performance. See the Fund's prospectus for information on these and other risks.

counter the slowdown in the old economy. The apparent strong services sector growth and under-levered Chinese household could cushion any gradual consumption slowdown.

The real estate sector, a major component of the Chinese economy, has been on an upward trend as gauged by sales volume and, more recently, prices. Finally, we do not view a competitive devaluation of the renminbi as a likely outcome of China's efforts to maintain economic stability through the current transition. The country's leaders are aware that a cheaper currency would be counter to the goal of realigning the economy away from low-end manufacturing and towards consumption and innovation to drive long-term growth. On balance, despite near-term challenges, we remain optimistic regarding the Chinese economy and the investment opportunities it presents.

Annual Report 2015
6

COLUMBIA GREATER CHINA FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	873.00	1,017.49	7.36	7.92	1.55
Class B	1,000.00	1,000.00	869.70	1,013.74	10.85	11.69	2.29
Class C	1,000.00	1,000.00	869.90	1,013.68	10.90	11.74	2.30
Class I	1,000.00	1,000.00	875.00	1,019.62	5.37	5.78	1.13
Class R4	1,000.00	1,000.00	874.10	1,018.80	6.13	6.60	1.29
Class R5	1,000.00	1,000.00	874.70	1,019.51	5.46	5.89	1.15
Class W	1,000.00	1,000.00	873.00	1,017.38	7.45	8.03	1.57
Class Z	1,000.00	1,000.00	874.10	1,018.80	6.13	6.60	1.29

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
7

COLUMBIA GREATER CHINA FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 100.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 10.7%
Auto Components 1.0%
Fuyao Glass Industry Group Co., Ltd. Class H(a)	689,600	1,271,795
Automobiles 2.1%
Brilliance China Automotive Holdings Ltd.	524,000	632,952
Chongqing Changan Automobile Co., Ltd., Class B	1,345,500	2,133,382
Total		2,766,334
Hotels, Restaurants & Leisure 1.8%
Galaxy Entertainment Group Ltd.	378,000	1,211,008
Sands China Ltd.	306,000	1,063,600
Total		2,274,608
Internet & Catalog Retail 3.8%
JD.com, Inc. ADR(a)	41,244	1,067,395
Vipshop Holdings Ltd., ADR(a)	211,381	3,802,744
Total		4,870,139
Textiles, Apparel & Luxury Goods 2.0%
Shenzhou International Group Holdings Ltd.	505,000	2,549,532
Total Consumer Discretionary		13,732,408
CONSUMER STAPLES 1.4%
Food & Staples Retailing 0.7%
China Resources Enterprise Ltd.	266,000	835,146
Food Products 0.7%
China Mengniu Dairy Co., Ltd.	273,000	954,492
Total Consumer Staples		1,789,638
ENERGY 1.9%
Oil, Gas & Consumable Fuels 1.9%
CNOOC Ltd.	1,146,500	1,437,099
PetroChina Co., Ltd., Class H	1,132,000	942,990
Total		2,380,089
Total Energy		2,380,089
FINANCIALS 31.1%
Banks 13.2%
Bank of China Ltd., Class H	11,820,000	5,383,618

Common Stocks (continued)

Issuer	Shares	Value ($)
China Construction Bank Corp., Class H	7,987,340	5,604,653
Industrial & Commercial Bank of China Ltd., Class H	10,120,000	5,925,120
Total		16,913,391
Insurance 12.2%
AIA Group Ltd.	233,800	1,291,768
China Life Insurance Co., Ltd., Class H	1,384,000	4,728,529
China Pacific Insurance Group Co., Ltd., Class H	481,200	1,745,497
PICC Property & Casualty Co., Ltd., Class H	796,000	1,509,877
Ping An Insurance Group Co. of China Ltd., Class H	1,321,000	6,451,462
Total		15,727,133
Real Estate Management & Development 5.7%
China Overseas Land & Investment Ltd.	622,320	1,822,787
China Vanke Co., Ltd., Class H	1,054,410	2,400,833
Dalian Wanda Commercial Properties Co., Ltd., Class H	501,300	3,091,779
Total		7,315,399
Total Financials		39,955,923
HEALTH CARE 12.3%
Biotechnology 3.4%
3SBio, Inc.(a)	723,000	726,727
China Biologic Products, Inc.(a)	37,850	3,589,694
Total		4,316,421
Health Care Providers & Services 0.6%
Harmonicare Medical Holdings Ltd.(a)	1,238,000	825,860
Pharmaceuticals 8.3%
China Animal Healthcare Ltd.(a)(b)(c)	1,050,000	326,514
China Medical System Holdings Ltd.	2,230,000	2,428,220
China Traditional Chinese Medicine Co., Ltd.(a)	4,492,000	3,130,704
CSPC Pharmaceutical Group Ltd.	4,590,000	4,224,341
Sihuan Pharmaceutical Holdings Group Ltd.(b)(c)	2,697,000	549,837
Total		10,659,616
Total Health Care		15,801,897

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA GREATER CHINA FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 5.5%
Commercial Services & Supplies 1.0%
Dongjiang Environmental Co. Ltd. Class H	843,500	1,263,209
Construction & Engineering 1.3%
Beijing Urban Construction Design & Development Group Co., Ltd. Class H	3,315,000	1,669,544
Electrical Equipment 3.2%
Zhuzhou CSR Times Electric Co., Ltd., Class H	636,000	4,183,472
Total Industrials		7,116,225
INFORMATION TECHNOLOGY 24.0%
Electronic Equipment, Instruments & Components 1.4%
Pax Global Technology Ltd.	1,926,000	1,792,301
Internet Software & Services 22.1%
58.Com, Inc., ADR(a)	46,955	2,134,574
Alibaba Group Holding Ltd., ADR(a)	53,388	3,530,015
Baidu, Inc., ADR(a)	25,061	3,690,232
NetEase, Inc., ADR	5,111	568,241
Tencent Holdings Ltd.	1,099,300	18,410,006
Total		28,333,068

Common Stocks (continued)

Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.5%
Catcher Technology Co., Ltd.	71,000	725,815
Total Information Technology		30,851,184
TELECOMMUNICATION SERVICES 10.0%
Wireless Telecommunication Services 10.0%
China Mobile Ltd.	1,061,500	12,767,825
Total Telecommunication Services		12,767,825
UTILITIES 3.3%
Gas Utilities 2.3%
China Gas Holdings Ltd.	470,000	688,063
ENN Energy Holdings Ltd.	452,000	2,308,947
Total		2,997,010
Water Utilities 1.0%
CT Environmental Group Ltd.	3,852,360	1,263,224
Total Utilities		4,260,234
Total Common Stocks (Cost: $109,107,870)		128,655,423
Total Investments (Cost: $109,107,870)		128,655,423	(d)
Other Assets & Liabilities, Net		(283,137)
Net Assets		128,372,286

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at August 31, 2015 was $876,351, which represents 0.68% of net assets. Information concerning such security holdings at August 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
China Animal Healthcare Ltd.	05/23/2014 - 12/10/2014	677,129
Sihuan Pharmaceutical Holdings Group Ltd.	09/17/2013 - 03/05/2015	1,461,383

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2015, the value of these securities amounted to $876,351, which represents 0.68% of net assets.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,793,843	91,270,448	(95,064,291)	—	4,378	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA GREATER CHINA FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA GREATER CHINA FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	4,870,139	8,862,269	—	13,732,408
Consumer Staples	—	1,789,638	—	1,789,638
Energy	—	2,380,089	—	2,380,089
Financials	—	39,955,923	—	39,955,923
Health Care	3,589,694	11,335,852	876,351	15,801,897
Industrials	—	7,116,225	—	7,116,225
Information Technology	9,923,062	20,928,122	—	30,851,184
Telecommunication Services	—	12,767,825	—	12,767,825
Utilities	—	4,260,234	—	4,260,234
Total Common Stocks	18,382,895	109,396,177	876,351	128,655,423
Total Investments	18,382,895	109,396,177	876,351	128,655,423

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 2 to Level 3 due to unavailable market quotes. As a result, as of period end, management determined to fair value the securities under procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	1,860,950	1,860,950	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA GREATER CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
(identified cost $109,107,870)	$128,655,423
Receivable for:
Investments sold	146,940
Capital shares sold	56,820
Dividends	56,403
Prepaid expenses	1,786
Trustees' deferred compensation plan	39,003
Total assets	128,956,375
Liabilities
Due to custodian	166,413
Payable for:
Capital shares purchased	286,429
Investment management fees	9,320
Distribution and/or service fees	2,415
Transfer agent fees	27,469
Administration fees	857
Compensation of board members	353
Chief compliance officer expenses	14
Accounting fees	30,920
Other expenses	20,896
Trustees' deferred compensation plan	39,003
Total liabilities	584,089
Net assets applicable to outstanding capital stock	$128,372,286
Represented by
Paid-in capital	$102,408,939
Undistributed net investment income	270,962
Accumulated net realized gain	6,144,839
Unrealized appreciation (depreciation) on:
Investments	19,547,553
Foreign currency translations	(7)
Total — representing net assets applicable to outstanding capital stock	$128,372,286

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA GREATER CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$63,284,140
Shares outstanding	1,898,701
Net asset value per share	$33.33
Maximum offering price per share(a)	$35.36
Class B
Net assets	$1,023,355
Shares outstanding	33,464
Net asset value per share	$30.58
Class C
Net assets	$12,102,568
Shares outstanding	386,069
Net asset value per share	$31.35
Class I
Net assets	$1,958
Shares outstanding	54
Net asset value per share(b)	$36.04
Class R4
Net assets	$2,473,075
Shares outstanding	67,693
Net asset value per share	$36.53
Class R5
Net assets	$438,070
Shares outstanding	11,975
Net asset value per share	$36.58
Class W
Net assets	$1,912
Shares outstanding	57
Net asset value per share(b)	$33.33
Class Z
Net assets	$49,047,208
Shares outstanding	1,365,945
Net asset value per share	$35.91

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA GREATER CHINA FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$2,861,374
Dividends — affiliated issuers	4,378
Foreign taxes withheld	(236,339)
Total income	2,629,413
Expenses:
Investment management fees	1,277,028
Distribution and/or service fees
Class A	208,326
Class B	20,731
Class C	153,438
Class W	6
Transfer agent fees
Class A	164,214
Class B	4,109
Class C	30,256
Class R4	1,699
Class R5	169
Class W	4
Class Z	87,399
Administration fees	117,428
Compensation of board members	18,821
Custodian fees	44,432
Printing and postage fees	35,211
Registration fees	94,870
Professional fees	32,830
Line of credit interest expense	2,118
Chief compliance officer expenses	74
Other	16,370
Total expenses	2,309,533
Expense reductions	(477)
Total net expenses	2,309,056
Net investment income	320,357
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	7,869,849
Foreign currency translations	(6,826)
Increase from payment by affiliate (Note 6)	534,561
Net realized gain	8,397,584
Net change in unrealized appreciation (depreciation) on:
Investments	(28,431,086)
Foreign currency translations	165
Net change in unrealized depreciation	(28,430,921)
Net realized and unrealized loss	(20,033,337)
Net decrease in net assets from operations	$(19,712,980)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA GREATER CHINA FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations
Net investment income	$320,357	$962,259
Net realized gain	8,397,584	44,841,316
Net change in unrealized depreciation	(28,430,921)	(16,607,029)
Net increase (decrease) in net assets resulting from operations	(19,712,980)	29,196,546
Distributions to shareholders
Net investment income
Class A	(511,016)	(1,230,481)
Class B	—	(37,419)
Class C	—	(152,563)
Class I	(29)	(16,732)
Class R4	(499)	(286)
Class R5	(1,461)	(1,520)
Class W	(19)	(48)
Class Z	(243,129)	(492,797)
Net realized gains
Class A	(14,411,020)	(17,360,587)
Class B	(474,688)	(947,992)
Class C	(2,999,146)	(3,865,143)
Class I	(467)	(186,486)
Class R4	(10,321)	(3,571)
Class R5	(26,161)	(17,515)
Class W	(493)	(652)
Class Z	(4,974,533)	(6,058,000)
Total distributions to shareholders	(23,652,982)	(30,371,792)
Increase (decrease) in net assets from capital stock activity	25,769,645	(34,206,883)
Total decrease in net assets	(17,596,317)	(35,382,129)
Net assets at beginning of year	145,968,603	181,350,732
Net assets at end of year	$128,372,286	$145,968,603
Undistributed net investment income	$270,962	$704,902

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA GREATER CHINA FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	620,550	25,619,588	581,825	26,547,329
Distributions reinvested	370,206	13,323,734	386,968	16,353,257
Redemptions	(1,210,769)	(51,029,538)	(450,869)	(20,857,788)
Net increase (decrease)	(220,013)	(12,086,216)	517,924	22,042,798
Class B shares
Subscriptions	2,591	89,731	5,029	199,461
Distributions reinvested	11,974	397,537	19,151	759,128
Redemptions(a)	(50,053)	(1,892,567)	(47,467)	(1,974,847)
Net decrease	(35,488)	(1,405,299)	(23,287)	(1,016,258)
Class C shares
Subscriptions	60,142	2,258,476	37,086	1,559,293
Distributions reinvested	65,744	2,237,255	73,147	2,957,343
Redemptions	(102,497)	(3,840,272)	(110,868)	(4,764,644)
Net increase (decrease)	23,389	655,459	(635)	(248,008)
Class I shares
Subscriptions	—	—	697	37,545
Distributions reinvested	—	—	4,513	202,683
Redemptions	—	—	(1,037,186)	(57,095,817)
Net increase (decrease)	—	—	(1,031,976)	(56,855,589)
Class R4 shares
Subscriptions	71,116	3,376,084	306	15,101
Distributions reinvested	263	10,342	71	3,233
Redemptions	(3,846)	(169,626)	(445)	(19,716)
Net increase (decrease)	67,533	3,216,800	(68)	(1,382)
Class R5 shares
Subscriptions	13,392	600,758	2,201	119,736
Distributions reinvested	689	27,138	405	18,403
Redemptions	(4,463)	(204,421)	(300)	(13,714)
Net increase	9,618	423,475	2,306	124,425
Class Z shares
Subscriptions	1,340,915	60,775,022	162,620	8,085,186
Distributions reinvested	102,646	3,973,418	106,852	4,788,042
Redemptions	(687,067)	(29,783,014)	(225,893)	(11,126,097)
Net increase	756,494	34,965,426	43,579	1,747,131
Total net increase (decrease)	601,533	25,769,645	(492,157)	(34,206,883)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$45.93		$48.80		$42.08		$51.02		$51.35
Income from investment operations:
Net investment income	0.02		0.33		0.44		0.50		0.15
Net realized and unrealized gain (loss)	(3.87)		8.97		6.81		(6.83)		1.05
Increase from payment by affiliate	0.15		—		—		—		—
Total from investment operations	(3.70)		9.30		7.25		(6.33)		1.20
Less distributions to shareholders:
Net investment income	(0.30)		(0.81)		(0.53)		(0.05)		(0.17)
Net realized gains	(8.60)		(11.36)		—		(2.56)		(1.36)
Total distributions to shareholders	(8.90)		(12.17)		(0.53)		(2.61)		(1.53)
Redemption fees:
Net asset value, end of period	$33.33		$45.93		$48.80		$42.08		$51.02
Total return	(9.49	%)(a)	21.22%		17.24%		(12.20%)		2.03%
Ratios to average net assets(b)
Total gross expenses	1.56	%(c)	1.57	%(c)	1.54%		1.53%		1.58	%(c)
Total net expenses(d)	1.56	%(c)(e)	1.57	%(c)(e)	1.54	%(e)	1.53	%(e)	1.58	%(c)(e)
Net investment income	0.04%		0.73%		0.94%		1.11%		0.26%
Supplemental data
Net assets, end of period (in thousands)	$63,284		$97,302		$78,119		$76,683		$101,344
Portfolio turnover	74%		61%		39%		38%		36%

Notes to Financial Highlights

(a)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$42.85		$46.24		$39.90		$48.83		$49.42
Income from investment operations:
Net investment income (loss)	(0.40)		(0.09)		0.04		0.10		(0.28)
Net realized and unrealized gain (loss)	(3.41)		8.51		6.49		(6.47)		1.05
Increase from payment by affiliate	0.14		—		—		—		—
Total from investment operations	(3.67)		8.42		6.53		(6.37)		0.77
Less distributions to shareholders:
Net investment income	—		(0.45)		(0.19)		—		—
Net realized gains	(8.60)		(11.36)		—		(2.56)		(1.36)
Total distributions to shareholders	(8.60)		(11.81)		(0.19)		(2.56)		(1.36)
Redemption fees:
Net asset value, end of period	$30.58		$42.85		$46.24		$39.90		$48.83
Total return	(10.16	%)(a)	20.28%		16.36%		(12.86%)		1.27%
Ratios to average net assets(b)
Total gross expenses	2.32	%(c)	2.32	%(c)	2.29%		2.28%		2.33	%(c)
Total net expenses(d)	2.32	%(c)(e)	2.32	%(c)(e)	2.29	%(e)	2.28	%(e)	2.33	%(c)(e)
Net investment income (loss)	(1.02%)		(0.22%)		0.09%		0.22%		(0.50%)
Supplemental data
Net assets, end of period (in thousands)	$1,023		$2,955		$4,265		$5,769		$13,364
Portfolio turnover	74%		61%		39%		38%		36%

Notes to Financial Highlights

(a)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$43.71		$46.94		$40.51		$49.52		$50.10
Income from investment operations:
Net investment income (loss)	(0.28)		(0.02)		0.07		0.14		(0.28)
Net realized and unrealized gain (loss)	(3.62)		8.60		6.55		(6.59)		1.06
Increase from payment by affiliate	0.14		—		—		—		—
Total from investment operations	(3.76)		8.58		6.62		(6.45)		0.78
Less distributions to shareholders:
Net investment income	—		(0.45)		(0.19)		—		—
Net realized gains	(8.60)		(11.36)		—		(2.56)		(1.36)
Total distributions to shareholders	(8.60)		(11.81)		(0.19)		(2.56)		(1.36)
Redemption fees:
Net asset value, end of period	$31.35		$43.71		$46.94		$40.51		$49.52
Total return	(10.16	%)(a)	20.32%		16.33%		(12.84%)		1.28%
Ratios to average net assets(b)
Total gross expenses	2.32	%(c)	2.32	%(c)	2.29%		2.28%		2.33	%(c)
Total net expenses(d)	2.32	%(c)(e)	2.32	%(c)(e)	2.29	%(e)	2.28	%(e)	2.33	%(c)(e)
Net investment income (loss)	(0.71%)		(0.05%)		0.15%		0.33%		(0.50%)
Supplemental data
Net assets, end of period (in thousands)	$12,103		$15,851		$17,056		$20,401		$30,461
Portfolio turnover	74%		61%		39%		38%		36%

Notes to Financial Highlights

(a)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I	2015		2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$48.96		$51.30		$44.20	$53.36		$57.86
Income from investment operations:
Net investment income	0.20		0.90		0.70	0.73		0.09
Net realized and unrealized gain (loss)	(4.15)		9.14		7.13	(7.14)		(4.59)
Increase from payment by affiliate	0.16		—		—	—		—
Total from investment operations	(3.79)		10.04		7.83	(6.41)		(4.50)
Less distributions to shareholders:
Net investment income	(0.53)		(1.02)		(0.73)	(0.19)		—
Net realized gains	(8.60)		(11.36)		—	(2.56)		—
Total distributions to shareholders	(9.13)		(12.38)		(0.73)	(2.75)		—
Net asset value, end of period	$36.04		$48.96		$51.30	$44.20		$53.36
Total return	(9.07	%)(b)	21.75%		17.75%	(11.78%)		(7.78%)
Ratios to average net assets(c)
Total gross expenses	1.13	%(d)	1.08	%(d)	1.09%	1.08%		3.00	%(d)(e)
Total net expenses(f)	1.13	%(d)	1.08	%(d)	1.09%	1.08	%(g)	1.56	%(d)(e)(g)
Net investment income	0.45%		1.61%		1.41%	1.57%		2.28	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$52,946	$69,532		$18,532
Portfolio turnover	74%		61%		39%	38%		36%

Notes to Financial Highlights

(a)  Based on operations from August 2, 2011 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$49.47		$51.71		$49.17
Income from investment operations:
Net investment income (loss)	1.09		(0.01)		0.88
Net realized and unrealized gain (loss)	(5.18)		10.04		1.66
Increase from payment by affiliate	0.16		—		—
Total from investment operations	(3.93)		10.03		2.54
Less distributions to shareholders:
Net investment income	(0.41)		(0.91)		—
Net realized gains	(8.60)		(11.36)		—
Total distributions to shareholders	(9.01)		(12.27)		—
Net asset value, end of period	$36.53		$49.47		$51.71
Total return	(9.26	%)(b)	21.50%		5.17%
Ratios to average net assets(c)
Total gross expenses	1.29	%(d)	1.33	%(d)	1.32	%(e)
Total net expenses(f)	1.29	%(d)(g)	1.33	%(d)(g)	1.32	%(e)(g)
Net investment income (loss)	2.47%		(0.03%)		4.00	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2,473		$8		$12
Portfolio turnover	74%		61%		39%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$49.52		$51.76		$48.84
Income from investment operations:
Net investment income	0.52		0.73		0.63
Net realized and unrealized gain (loss)	(4.54)		9.38		2.97
Increase from payment by affiliate	0.16		—		—
Total from investment operations	(3.86)		10.11		3.60
Less distributions to shareholders:
Net investment income	(0.48)		(0.99)		(0.68)
Net realized gains	(8.60)		(11.36)		—
Total distributions to shareholders	(9.08)		(12.35)		(0.68)
Net asset value, end of period	$36.58		$49.52		$51.76
Total return	(9.11	%)(b)	21.67%		7.40%
Ratios to average net assets(c)
Total gross expenses	1.16	%(d)	1.19	%(d)	1.16	%(e)
Total net expenses(f)	1.16	%(d)	1.19	%(d)	1.16	%(e)
Net investment income	1.17%		1.58%		1.53	%(e)
Supplemental data
Net assets, end of period (in thousands)	$438		$117		$3
Portfolio turnover	74%		61%		39%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class W	2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$45.95		$48.82		$42.10		$43.58
Income from investment operations:
Net investment income (loss)	0.01		0.36		0.51		(0.05)
Net realized and unrealized gain (loss)	(3.86)		8.96		6.77		(1.43)
Increase from payment by affiliate	0.15		—		—		—
Total from investment operations	(3.70)		9.32		7.28		(1.48)
Less distributions to shareholders:
Net investment income	(0.32)		(0.83)		(0.56)		—
Net realized gains	(8.60)		(11.36)		—		—
Total distributions to shareholders	(8.92)		(12.19)		(0.56)		—
Net asset value, end of period	$33.33		$45.95		$48.82		$42.10
Total return	(9.48	%)(b)	21.27%		17.30%		(3.40%)
Ratios to average net assets(c)
Total gross expenses	1.56	%(d)	1.52	%(d)	1.49%		1.47	%(e)
Total net expenses(f)	1.56	%(d)(g)	1.52	%(d)(g)	1.49	%(g)	1.47	%(e)
Net investment income (loss)	0.01%		0.78%		1.07%		(0.55	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$3		$2
Portfolio turnover	74%		61%		39%		38%

Notes to Financial Highlights

(a)  Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$48.78		$51.16		$44.08		$53.35		$53.60
Income from investment operations:
Net investment income	0.38		0.46		0.59		0.63		0.53
Net realized and unrealized gain (loss)	(4.39)		9.45		7.13		(7.14)		0.87
Increase from payment by affiliate	0.16		—		—		—		—
Total from investment operations	(3.85)		9.91		7.72		(6.51)		1.40
Less distributions to shareholders:
Net investment income	(0.42)		(0.93)		(0.64)		(0.20)		(0.29)
Net realized gains	(8.60)		(11.36)		—		(2.56)		(1.36)
Total distributions to shareholders	(9.02)		(12.29)		(0.64)		(2.76)		(1.65)
Redemption fees:
Net asset value, end of period	$35.91		$48.78		$51.16		$44.08		$53.35
Total return	(9.24	%)(a)	21.49%		17.54%		(11.98%)		2.31%
Ratios to average net assets(b)
Total gross expenses	1.31	%(c)	1.32	%(c)	1.29%		1.28%		1.31	%(c)
Total net expenses(d)	1.31	%(c)(e)	1.32	%(c)(e)	1.29	%(e)	1.28	%(e)	1.31	%(c)(e)
Net investment income	0.86%		0.96%		1.18%		1.34%		0.88%
Supplemental data
Net assets, end of period (in thousands)	$49,047		$29,730		$28,948		$29,165		$50,261
Portfolio turnover	74%		61%		39%		38%		36%

Notes to Financial Highlights

(a)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2015
25

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and

Annual Report 2015
26

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.68% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.87% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.08% of the Fund's average daily net assets.

Annual Report 2015
27

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended August 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.19
Class R5	0.05
Class W	0.18
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $477.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the

Annual Report 2015
28

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $110,573 for Class A, $247 for Class B and $1,725 for Class C shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.80%	1.75%
Class B	2.55	2.50
Class C	2.55	2.50
Class I	1.39	1.35
Class R4	1.55	1.50
Class R5	1.44	1.40
Class W	1.80	1.75
Class Z	1.55	1.50

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, passive foreign investment company (PFIC) holdings, market timing regulatory settlement payment and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,856
Accumulated net realized gain	(2,017,453)
Paid-in capital	2,015,597

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$3,814,858	$4,406,498
Long-term capital gains	19,838,124	25,965,294
Total	23,652,982	30,371,792

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	308,422
Undistributed long-term capital gains	6,807,565
Net unrealized appreciation	18,884,827

At August 31, 2015, the cost of investments for federal income tax purposes was $109,770,596 and the

Annual Report 2015
29

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$28,350,878
Unrealized depreciation	(9,466,051)
Net unrealized appreciation	18,884,827

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $115,288,777 and $104,904,735, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Payments by Affiliates

During the year ended August 31, 2015, the Investment Manager reimbursed the Fund $534,561 for a loss on a trading error.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the

December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

For the year ended August 31, 2015, the average daily loan balance outstanding on days when borrowing existed was $9,385,714 at a weighted average interest rate of 1.17%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.

Note 8. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other

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30

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund's NAV may be more volatile than the NAV of a more geographically diversified fund.

Shareholder Concentration Risk

At August 31, 2015, two unaffiliated shareholders of record owned 31.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that

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31

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
32

COLUMBIA GREATER CHINA FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Greater China Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

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33

COLUMBIA GREATER CHINA FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	26.58%
Capital Gain Dividend	$9,343,451
Foreign Taxes Paid	$236,339
Foreign Taxes Paid Per Share	$0.06
Foreign Source Income	$2,861,370
Foreign Source Income Per Share	$0.76

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

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COLUMBIA GREATER CHINA FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

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COLUMBIA GREATER CHINA FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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36

COLUMBIA GREATER CHINA FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
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COLUMBIA GREATER CHINA FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA GREATER CHINA FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the "Independent Trustees") of Columbia Funds Series Trust I (the "Trust") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Greater China Fund (the "Fund"), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the "Management Agreement" and, together with the Advisory Agreement, the "Agreements") combining the Advisory Agreement and the Fund's existing administrative services agreement (the "Administrative Services Agreement") in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

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COLUMBIA GREATER CHINA FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent

1   Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management
Agreement is effective for the Fund.

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COLUMBIA GREATER CHINA FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the 18th, 34th and 34th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the 2nd and 1st quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their

Annual Report 2015
41

COLUMBIA GREATER CHINA FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
42

COLUMBIA GREATER CHINA FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
43

Columbia Greater China Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN158_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Board Consideration and Approval of Advisory Agreement	44
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Dividend Opportunity Fund (the Fund) Class A shares returned -11.49% excluding sales charges for the 12-month period that ended August 31, 2015.

■  During the same 12-month period, the Fund outperformed the MSCI All Country World High Dividend Yield Index (Net), which returned -11.55%, and underperformed the MSCI All Country World Index (Net), which returned -6.29%.

■  While generating disappointing absolute returns, the Fund's results relative to the MSCI All Country World High Dividend Yield Index (Net) were helped by stock selection and country allocation overall. During the 12-month period, sector allocation had a rather neutral effect.

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		-11.49	8.30	4.09
Including sales charges		-16.58	7.03	3.48
Class B	11/01/02
Excluding sales charges		-12.18	7.48	3.31
Including sales charges		-15.98	7.18	3.31
Class C	10/13/03
Excluding sales charges		-12.18	7.49	3.31
Including sales charges		-12.94	7.49	3.31
Class I*	09/27/10	-11.08	8.77	4.45
Class R*	09/27/10	-11.78	8.01	3.82
Class R4*	03/19/13	-11.27	8.57	4.35
Class R5*	01/08/14	-11.13	8.64	4.38
Class W*	09/27/10	-11.41	8.34	4.16
Class Y*	07/15/09	-11.04	8.77	4.46
Class Z	11/09/00	-11.28	8.56	4.35
MSCI All Country World High Dividend Yield Index (Net)		-11.55	7.69	4.91
MSCI All Country World Index (Net)		-6.29	9.60	5.28

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI All Country World High Dividend Yield Index (Net) includes large and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities selected from the MSCI World Index with higher than average dividend yields that are both sustainable and persistent.

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI All Country World High Dividend Yield Index (Net) and the MSCI All Country World Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Paul Stocking

Steven Schroll

Dean Ramos, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended August 31, 2015, the Fund's Class A shares returned -11.49% excluding sales charge. During the same time period, the Fund outperformed the MSCI All Country World High Dividend Yield Index (Net), which returned -11.55%, and underperformed the MSCI All Country World Index (Net), which returned -6.29%. While generating disappointing absolute returns, the Fund's results relative to the MSCI All Country World High Dividend Yield Index (Net) were helped by stock selection and country allocation overall. During the 12-month period, sector allocation had a rather neutral effect.

Global Equity Markets Struggled Amid Heightened Volatility

Global equity markets struggled during the 12-month period that ended August 31, 2015, losing ground as central bank policy, currency movements and sharply falling oil prices each had great impact. Both the European Central Bank and the Bank of Japan employed easy monetary policy in an effort to stimulate economic growth. With interest rates near zero in both regions, their currencies fell against the U.S. dollar, which helped increase exports, an important source of revenue to companies in Europe and Japan. At the same time, however, the weak currencies reduced equity returns expressed in U.S. dollars. Meanwhile, U.S. equity markets focused on the timing of the first interest rate increase by the Federal Reserve (the Fed) since 2006. While early expectations had been for a June 2015 rate hike, significant market volatility and uncertainty in the global markets pushed expectations toward December 2015.

Global equity market volatility increased during the summer of 2015. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Weakening Chinese economic data and the devaluation of the yuan weighed on global equity markets and also led to concerns regarding the demand for many commodities, including oil, which saw a precipitous drop in price.

Energy and Industrials Stock Selection Supported Fund Results

Stock selection in energy added the greatest relative value to the Fund's results, with an overweight to The Williams Cos., a U.S. energy infrastructure company, helping most. The Williams Cos. received a takeout offer from Energy Transfer Equity LP toward the end of the second quarter of 2015. While the premium bid was rebuffed, the company's stock rose. We sold the Fund's position on the day of the announcement, and the stock subsequently pulled back, boosting further its positive contribution to relative results. Having an underweight to integrated oil company Chevron, which saw its share price fall with the price of oil, contributed positively as well.

Stock selection in industrials supported Fund results, too. Positions in infrastructure builder and operator Ferro Vial and defense contractor Lockheed Martin were particularly strong performers. Elsewhere, a position in information technology's Cisco Systems added value. Positioning in telecommunication services and having a position in cash during a period when the global equity markets struggled also proved effective.

Annual Report 2015
4

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

From a country perspective, stock selection in Canada was most beneficial to Fund results. Also contributing positively was having no exposure to Russia and South Africa, each of which significantly lagged the MSCI All Country World High Dividend Yield Index (Net) during the period.

Health Care Positioning Hampered Results Most

Having an underweight position in health care, the only sector in the MSCI All Country World High Dividend Yield Index (Net) to post a gain during the period, as well as stock selection within the sector, detracted most from the Fund's results. In particular, we maintained underweight positions in pharmaceuticals companies Eli Lily and Sanofi, based either on our analysis of their valuations or company-specific fundamentals. These underweights hurt relative Fund performance as the stock of both companies rose during the period.

The Fund's results were also hurt by stock selection in financials. A position in U.K. bank HSBC, whose share price declined on potential credit losses given its exposure to Hong Kong, concerns about China's slowing economy and a lack of normalization in U.S. interest rates, weighed on Fund performance. Stock selection in consumer staples further disappointed. A position in Procter & Gamble and exposure to Brazilian companies, which were impacted by significant currency weakness, particularly hampered Fund results.

From a country perspective, stock selection in the U.S. and positioning in China and the U.K. detracted most.

Various Factors Drove Country and Sector Weighting Changes

Based on fundamental, bottom-up stock selection, the Fund's allocations to the energy, financials and information technology sectors increased. The Fund's exposures to the health care and consumer staples sectors decreased. Among the most significant purchases for the Fund in the energy sector during the annual period were Statoil, Amec Foster Wheeler, Kinder Morgan, CNOOC and Anadarko Petroleum. In financials, we added to the Fund's positions in Chinese banks on our view that government policy would be accommodative in seeking to support its nation's economy and in European banks on our view that the ECB's quantitative easing would be a driver for its banks' performance. In information technology, we established a new Fund position in Wincor Nixdorf, a German manufacturer of ATM hardware and software. Among the most significant sales for the Fund during the period were Eli Lilly and Novartis in health care and Imperial Tobacco, Coca-Cola and Sysco in consumer staples.

As driven by material weighting changes in the MSCI All Country World High Dividend Yield Index (Net) and by some changes in our fundamental views at the country level, we increased the Fund's exposure to the U.S., Germany and France and reduced its exposure to the U.K., Australia and Switzerland.

Top Ten Holdings (%) (at August 31, 2015)
Exxon Mobil Corp. (United States)	4.7
AT&T, Inc. (United States)	3.5
Roche Holding AG, Genusschein Shares (Switzerland)	2.7
Pfizer, Inc. (United States)	2.5
Royal Dutch Shell PLC, Class A (United Kingdom)	2.5
Philip Morris International, Inc. (United States)	2.4
Procter & Gamble Co. (The) (United States)	2.1
Johnson & Johnson (United States)	2.1
Occidental Petroleum Corp. (United States)	2.0
Nestlé SA, Registered Shares (Switzerland)	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015
5

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at August 31, 2015)
Australia	2.2
Canada	5.8
China	1.9
Denmark	0.3
France	6.5
Germany	4.7
Israel	0.3
Italy	1.6
Japan	4.1
Malaysia	0.1
Mexico	0.3
Netherlands	1.6
Norway	1.2
Poland	0.8
South Korea	0.5
Spain	2.0
Sweden	0.8
Switzerland	8.5
United Kingdom	13.0
United States(a)	43.8
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	3.5
Consumer Staples	12.1
Energy	19.4
Financials	17.2
Health Care	15.3
Industrials	6.0
Information Technology	4.8
Materials	6.2
Telecommunication Services	9.2
Utilities	6.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Looking Ahead

At this time, several factors have led us to a somewhat neutral view on the equity markets as we look to the last months of 2015. First, the U.S. equity market struggled to achieve positive returns for the fiscal year ended August 31, 2015 and was in negative territory year-to-date through the same date. One of the concerns we currently have is that there is an expectation of both improved top-line and bottom-line growth going forward, which puts added importance on third quarter 2015 earnings reports, especially against a backdrop of mixed economic data. Second, there remains uncertainty as to when the Fed will begin tightening its monetary policy. We believe both the market and the Fed have become increasingly focused on data releases, with each looking for a clear signal of sustained economic acceleration that would either support earnings growth and/or support the Fed's first interest rate increase. Should such clarification materialize, we believe it may well be constructive for equity valuations. However, if we see a continuation of the first eight months of 2015 in terms of mixed economic activity, then we believe the Fed may opt to wait until late 2015 or even early 2016, and we may continue to see a somewhat sideways market for equities in the months ahead. A third factor we are carefully watching at this time, given the interconnected global economy that dominates, is the relative strength of the U.S. dollar and its potential impact on corporate earnings, on central bank policy here and abroad, and on expectations, or perceptions, of both.

At the same time, there are external non-U.S. macro issues that might serve as catalysts for the equity markets, both U.S. and international, during the last months of 2015. In Asia, the biggest factor continues to be China, where its government is seeking to find tools to increase its economic activity and support its equity markets. While not yet achieving success, should the Chinese government find a way to stabilize and return growth to its domestic economy, the anticipated resultant demand could serve as a catalyst for companies around the globe. It is also true that the devaluation of the yuan in August 2015 only served to heighten uncertainty about how the ripple effect of China could potentially impact other economies, other currencies and the commodities sector broadly. Another factor that we believe could drive the global equity markets in one direction or another is what happens after the nuclear deal with Iran is enacted and after the effect of the refugees flooding into Europe is felt. We believe the likelihood of regional conflict could increase rather than decrease as a result of these world-stage events. As is often the case, some companies and some countries could be the beneficiaries of such unrest; others will suffer.

To date, our view of macro issues has not led us to change the positioning within the Fund in any substantial way. We had already reduced the Fund's positioning in China and in the emerging markets before the volatility of August 2015 made headlines. Indeed, as prices for equities were lower at the end of August 2015 than they had been for some time, we currently see the last months of the calendar year as a time of opportunity. Thus, regardless of near-term market conditions, going forward, we intend to seek value opportunities in all sectors and markets of the global equity

Annual Report 2015
6

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

universe, maintaining a disciplined focus on business fundamentals and company management philosophies as prudent stewards of capital. We believe such a bottom-up, fundamentally-focused strategy should ultimately reward investors maintaining a long-term perspective.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
7

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	908.00	1,018.75	6.29	6.65	1.30
Class B	1,000.00	1,000.00	904.30	1,014.95	9.89	10.47	2.05
Class C	1,000.00	1,000.00	904.30	1,014.95	9.89	10.47	2.05
Class I	1,000.00	1,000.00	910.40	1,021.19	3.97	4.20	0.82
Class R	1,000.00	1,000.00	906.70	1,017.49	7.49	7.92	1.55
Class R4	1,000.00	1,000.00	909.30	1,020.02	5.08	5.38	1.05
Class R5	1,000.00	1,000.00	910.10	1,020.93	4.21	4.46	0.87
Class W	1,000.00	1,000.00	908.20	1,018.75	6.29	6.65	1.30
Class Y	1,000.00	1,000.00	910.10	1,021.19	3.97	4.20	0.82
Class Z	1,000.00	1,000.00	908.90	1,020.02	5.08	5.38	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
8

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.7%

Issuer	Shares	Value ($)
AUSTRALIA 2.2%
AMP Ltd.	898,359	3,800,020
BHP Billiton Ltd.	328,011	6,008,405
Wesfarmers Ltd.	148,267	4,287,510
Woodside Petroleum Ltd.	69,770	1,605,810
Total		15,701,745
CANADA 5.8%
Bank of Montreal	102,530	5,529,443
Bank of Nova Scotia (The)	79,582	3,642,770
BCE, Inc.	94,072	3,804,272
Canadian Imperial Bank of Commerce	27,225	2,000,901
Enbridge, Inc.	44,231	1,827,941
Royal Bank of Canada	102,430	5,710,106
Suncor Energy, Inc.	372,962	10,532,447
TELUS Corp.	154,303	5,048,040
Toronto-Dominion Bank (The)	85,629	3,415,787
Total		41,511,707
CHINA 1.9%
Bank of China Ltd., Class H	4,681,000	2,132,040
China Construction Bank Corp., Class H	6,816,000	4,782,733
CNOOC Ltd.	2,889,000	3,621,263
Industrial & Commercial Bank of China Ltd., Class H	5,245,000	3,070,875
Total		13,606,911
DENMARK 0.3%
TDC A/S	287,662	1,820,336
FRANCE 6.5%
AXA SA	476,033	12,005,711
Cie Generale des Etablissements Michelin	37,272	3,609,062
Engie	164,353	2,948,095
Orange SA	224,806	3,554,430
Sanofi	52,924	5,236,301
Schneider Electric SE	31,787	2,009,280
Suez Environnement Co.	138,432	2,498,669
Total SA	253,596	11,611,997
VINCI SA	45,130	2,907,395
Total		46,380,940

Common Stocks (continued)

Issuer	Shares	Value ($)
GERMANY 4.7%
Allianz SE, Registered Shares	59,413	9,483,855
BASF SE	73,764	5,944,851
Deutsche Bank AG, Registered Shares	197,626	5,826,905
Deutsche Post AG	89,751	2,473,036
E.ON SE	136,171	1,544,088
Siemens AG, Registered Shares	43,160	4,284,296
Wincor Nixdorf AG	87,129	3,715,331
Total		33,272,362
ISRAEL 0.3%
Bezeq Israeli Telecommunication Corp. Ltd. (The), ADR	206,175	1,855,575
ITALY 1.6%
ENI SpA	445,221	7,309,221
Snam SpA	429,552	2,102,580
Terna Rete Elettrica Nazionale SpA	462,001	2,154,615
Total		11,566,416
JAPAN 4.0%
Canon, Inc.	113,700	3,464,107
Japan Tobacco, Inc.	142,000	5,046,595
Mitsubishi UFJ Financial Group, Inc.	268,100	1,768,436
Mitsui & Co., Ltd.	186,400	2,423,898
Mizuho Financial Group, Inc.	2,977,900	6,098,647
NTT DoCoMo, Inc.	243,800	5,113,403
Sumitomo Mitsui Financial Group, Inc.	121,100	4,942,874
Total		28,857,960
MALAYSIA 0.1%
Malayan Banking Bhd	413,400	862,514
MEXICO 0.3%
America Movil SAB de CV, Series L	2,646,000	2,421,471
NETHERLANDS 1.5%
LyondellBasell Industries NV, Class A	55,604	4,747,470
Unilever NV-CVA	156,912	6,292,179
Total		11,039,649
NORWAY 1.2%
Statoil ASA	347,698	5,207,715
Telenor ASA	173,830	3,469,330
Total		8,677,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
POLAND 0.8%
Powszechny Zaklad Ubezpieczen SA	52,285	5,965,221
SOUTH KOREA 0.5%
SK Telecom Co., Ltd.	15,886	3,272,067
SPAIN 2.0%
Banco Santander SA	534,155	3,272,737
Ferrovial SA	284,179	6,798,769
Red Electrica Corp. SA	54,184	4,331,578
Total		14,403,084
SWEDEN 0.8%
Atlas Copco AB, Class B	62,491	1,426,088
Skanska AB, Class B	149,539	2,932,138
Telefonaktiebolaget LM Ericsson, Class B	170,615	1,663,627
Total		6,021,853
SWITZERLAND 8.4%
ACE Ltd.	52,984	5,412,846
Nestlé SA, Registered Shares	185,281	13,666,307
Novartis AG, ADR	139,983	13,609,147
Roche Holding AG, Genusschein Shares	69,454	18,968,454
Swiss Re AG	100,085	8,598,830
Total		60,255,584
UNITED KINGDOM 12.9%
Amec Foster Wheeler PLC	348,189	4,274,432
AstraZeneca PLC	103,549	6,460,332
BAE Systems PLC	721,798	4,968,399
BAE Systems PLC, ADR	66,814	1,841,394
BP PLC	725,690	4,022,329
British American Tobacco PLC	187,030	9,903,698
GlaxoSmithKline PLC	259,735	5,303,169
HSBC Holdings PLC	925,794	7,317,172
HSBC Holdings PLC, ADR	269,902	10,707,012
Marks & Spencer Group PLC	444,199	3,526,906
Rio Tinto PLC	271,919	9,927,939
Royal Dutch Shell PLC, Class A	663,133	17,276,129
Vodafone Group PLC	2,092,290	7,204,678
Total		92,733,589
UNITED STATES 40.9%
AbbVie, Inc.	139,749	8,721,735

Common Stocks (continued)

Issuer	Shares	Value ($)
Altria Group, Inc.	159,464	8,544,081
Anadarko Petroleum Corp.	46,224	3,308,714
AT&T, Inc.	728,431	24,183,909
Bank of New York Mellon Corp. (The)	72,316	2,878,177
Bristol-Myers Squibb Co.	47,922	2,849,921
CenturyLink, Inc.	64,507	1,744,269
Cisco Systems, Inc.	440,664	11,404,384
CMS Energy Corp.	97,233	3,187,298
ConocoPhillips	203,482	10,001,140
Dow Chemical Co. (The)	221,196	9,679,537
DTE Energy Co.	58,282	4,549,493
Duke Energy Corp.	88,113	6,248,093
Exelon Corp.	117,807	3,623,743
Exxon Mobil Corp.	436,624	32,851,590
General Mills, Inc.	47,098	2,673,282
General Motors Co.	98,695	2,905,581
Intel Corp.	269,883	7,702,461
International Paper Co.	80,217	3,460,561
Johnson & Johnson	154,558	14,525,361
Kinder Morgan, Inc.	131,401	4,258,706
Lockheed Martin Corp.	39,500	7,946,610
Mattel, Inc.	30,644	717,989
McDonald's Corp.	139,747	13,278,760
Merck & Co., Inc.	246,014	13,247,854
NextEra Energy, Inc.	21,245	2,090,720
Nucor Corp.	67,693	2,930,430
Occidental Petroleum Corp.	188,675	13,775,162
Pfizer, Inc.	536,376	17,282,035
PG&E Corp.	37,284	1,848,541
Philip Morris International, Inc.	207,429	16,552,834
Phillips 66	38,038	3,007,665
Procter & Gamble Co. (The)	207,616	14,672,223
RR Donnelley & Sons Co.	119,058	1,869,211
Seagate Technology PLC	100,177	5,149,098
Sempra Energy	40,157	3,808,891
Wal-Mart Stores, Inc.	37,037	2,397,405
Xcel Energy, Inc.	90,537	3,053,813
Total		292,931,277
Total Common Stocks (Cost: $709,717,655)		693,157,306

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(a)(b)	18,360,107	18,360,107
Total Money Market Funds (Cost: $18,360,107)		18,360,107
Total Investments (Cost: $728,077,762)		711,517,413
Other Assets & Liabilities, Net		4,910,317
Net Assets		716,427,730

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at August 31, 2015.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,509,763	338,620,732	(329,770,388)	18,360,107	21,259	18,360,107

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	15,701,745	—	15,701,745
Canada	41,511,707	—	—	41,511,707
China	—	13,606,911	—	13,606,911
Denmark	—	1,820,336	—	1,820,336
France	—	46,380,940	—	46,380,940
Germany	—	33,272,362	—	33,272,362
Israel	1,855,575	—	—	1,855,575
Italy	—	11,566,416	—	11,566,416
Japan	—	28,857,960	—	28,857,960
Malaysia	—	862,514	—	862,514
Mexico	2,421,471	—	—	2,421,471
Netherlands	4,747,470	6,292,179	—	11,039,649
Norway	—	8,677,045	—	8,677,045
Poland	—	5,965,221	—	5,965,221
South Korea	—	3,272,067	—	3,272,067
Spain	—	14,403,084	—	14,403,084
Sweden	—	6,021,853	—	6,021,853
Switzerland	19,021,993	41,233,591	—	60,255,584
United Kingdom	12,548,406	80,185,183	—	92,733,589
United States	292,931,277	—	—	292,931,277
Total Common Stocks	375,037,899	318,119,407	—	693,157,306
Money Market Funds	—	18,360,107	—	18,360,107
Total Investments	375,037,899	336,479,514	—	711,517,413

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	9,509,763	9,509,763	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $709,717,655)	$693,157,306
Affiliated issuers (identified cost $18,360,107)	18,360,107
Total investments (identified cost $728,077,762)	711,517,413
Receivable for:
Investments sold	2,855,508
Capital shares sold	201,716
Dividends	2,758,713
Foreign tax reclaims	1,113,502
Expense reimbursement due from Investment Manager	6,162
Prepaid expenses	7,564
Trustees' deferred compensation plan	139,156
Total assets	718,599,734
Liabilities
Payable for:
Investments purchased	1,440,129
Capital shares purchased	375,071
Investment management fees	41,190
Distribution and/or service fees	3,572
Transfer agent fees	62,564
Administration fees	3,459
Compensation of board members	692
Chief compliance officer expenses	66
Other expenses	106,105
Trustees' deferred compensation plan	139,156
Total liabilities	2,172,004
Net assets applicable to outstanding capital stock	$716,427,730
Represented by
Paid-in capital	$740,319,079
Undistributed net investment income	3,421,335
Accumulated net realized loss	(10,677,923)
Unrealized appreciation (depreciation) on:
Investments	(16,560,349)
Foreign currency translations	(74,412)
Total — representing net assets applicable to outstanding capital stock	$716,427,730

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$118,275,421
Shares outstanding	7,143,370
Net asset value per share	$16.56
Maximum offering price per share(a)	$17.57
Class B
Net assets	$900,321
Shares outstanding	57,896
Net asset value per share	$15.55
Class C
Net assets	$12,440,122
Shares outstanding	799,315
Net asset value per share	$15.56
Class I
Net assets	$124,389,950
Shares outstanding	7,503,350
Net asset value per share	$16.58
Class R
Net assets	$671,254
Shares outstanding	40,597
Net asset value per share	$16.53
Class R4
Net assets	$781,609
Shares outstanding	46,844
Net asset value per share	$16.69
Class R5
Net assets	$178,069
Shares outstanding	10,742
Net asset value per share	$16.58
Class W
Net assets	$1,968
Shares outstanding	119
Net asset value per share(b)	$16.56
Class Y
Net assets	$1,148,661
Shares outstanding	69,181
Net asset value per share	$16.60
Class Z
Net assets	$457,640,355
Shares outstanding	27,550,481
Net asset value per share	$16.61

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$39,827,004
Dividends — affiliated issuers	21,259
Interest	133,263
Foreign taxes withheld	(3,117,362)
Total income	36,864,164
Expenses:
Investment management fees	5,854,673
Distribution and/or service fees
Class A	346,044
Class B	15,037
Class C	146,654
Class R	4,155
Class W	6
Transfer agent fees
Class A	438,977
Class B	4,674
Class C	46,520
Class R	2,580
Class R4	1,674
Class R5	56
Class W	5
Class Z	1,708,329
Administration fees	490,647
Compensation of board members	33,604
Custodian fees	62,488
Printing and postage fees	153,362
Registration fees	143,127
Professional fees	97,814
Chief compliance officer expenses	419
Other	70,792
Total expenses	9,621,637
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(446,626)
Expense reductions	(93,167)
Total net expenses	9,081,844
Net investment income	27,782,320
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,705,305
Foreign currency translations	(803,510)
Net realized gain	1,901,795
Net change in unrealized appreciation (depreciation) on:
Investments	(126,450,702)
Foreign currency translations	(69,905)
Net change in unrealized depreciation	(126,520,607)
Net realized and unrealized loss	(124,618,812)
Net decrease in net assets from operations	$(96,836,492)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014(a)
Operations
Net investment income	$27,782,320	$28,755,470
Net realized gain	1,901,795	95,690,871
Net change in unrealized appreciation (depreciation)	(126,520,607)	15,968,681
Net increase (decrease) in net assets resulting from operations	(96,836,492)	140,415,022
Distributions to shareholders
Net investment income
Class A	(4,970,271)	(3,881,727)
Class B	(46,350)	(58,995)
Class C	(439,323)	(292,070)
Class I	(6,139,751)	(4,449,146)
Class R	(28,417)	(32,859)
Class R4	(15,946)	(1,933)
Class R5	(2,668)	(38)
Class W	(84)	(77)
Class Y	(11,182)	(81)
Class Z	(20,648,708)	(16,698,727)
Net realized gains
Class A	(14,020,410)	(5,768,263)
Class B	(177,028)	(129,247)
Class C	(1,575,567)	(601,021)
Class I	(16,210,226)	(5,040,084)
Class R	(75,626)	(56,504)
Class R4	(7,552)	(1,203)
Class R5	(3,124)	—
Class W	(240)	(121)
Class Y	(246)	(103)
Class Z	(54,231,843)	(22,702,256)
Total distributions to shareholders	(118,604,562)	(59,714,455)
Increase (decrease) in net assets from capital stock activity	(1,875,084)	3,165,764
Total increase (decrease) in net assets	(217,316,138)	83,866,331
Net assets at beginning of year	933,743,868	849,877,537
Net assets at end of year	$716,427,730	$933,743,868
Undistributed net investment income	$3,421,335	$8,745,225

(a) Class R5 shares are based on operations from January 8, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	464,348	8,635,490	608,135	12,768,180
Distributions reinvested	968,224	17,213,076	431,039	8,752,303
Redemptions	(1,347,088)	(24,990,323)	(1,074,701)	(22,610,747)
Net increase (decrease)	85,484	858,243	(35,527)	(1,090,264)
Class B shares
Subscriptions	3,097	54,554	2,864	56,430
Distributions reinvested	11,316	188,932	8,122	155,817
Redemptions(b)	(59,941)	(1,058,850)	(118,038)	(2,342,692)
Net decrease	(45,528)	(815,364)	(107,052)	(2,130,445)
Class C shares
Subscriptions	140,737	2,450,212	226,012	4,469,181
Distributions reinvested	100,662	1,681,724	37,419	719,828
Redemptions	(229,437)	(4,000,425)	(188,489)	(3,726,886)
Net increase	11,962	131,511	74,942	1,462,123
Class I shares
Subscriptions	1,229,832	22,339,321	1,439,964	28,612,532
Distributions reinvested	1,255,258	22,349,630	465,524	9,489,020
Redemptions	(2,760,638)	(49,916,676)	(565,297)	(12,071,543)
Net increase (decrease)	(275,548)	(5,227,725)	1,340,191	26,030,009
Class R shares
Subscriptions	6,735	124,365	39,036	839,922
Distributions reinvested	5,833	104,043	4,404	89,191
Redemptions	(31,234)	(607,989)	(49,592)	(1,070,644)
Net decrease	(18,666)	(379,581)	(6,152)	(141,531)
Class R4 shares
Subscriptions	45,499	845,204	3,633	76,084
Distributions reinvested	1,276	23,159	142	2,958
Redemptions	(5,098)	(97,298)	(69)	(1,469)
Net increase	41,677	771,065	3,706	77,573
Class R5 shares
Subscriptions	19,789	354,536	1,534	33,497
Distributions reinvested	304	5,451	—	—
Redemptions	(10,885)	(198,661)	—	—
Net increase	9,208	161,326	1,534	33,497
Class W shares
Redemptions	—	—	(28)	(600)
Net increase (decrease)	—	—	(28)	(600)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	72,656	1,299,683	—	—
Distributions reinvested	608	11,085	—	—
Redemptions	(4,204)	(77,235)	(5)	(100)
Net increase (decrease)	69,060	1,233,533	(5)	(100)
Class Z shares
Subscriptions	595,168	11,272,270	769,194	16,186,905
Distributions reinvested	4,086,912	72,932,488	1,886,471	38,421,766
Redemptions	(4,462,744)	(82,812,850)	(3,582,816)	(75,683,169)
Net increase (decrease)	219,336	1,391,908	(927,151)	(21,074,498)
Total net increase (decrease)	96,985	(1,875,084)	344,458	3,165,764

(a) Class R5 shares are based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$21.63		$19.85		$19.59		$17.72		$15.28
Income from investment operations:
Net investment income	0.58		0.61		0.51		0.27		0.01
Net realized and unrealized gain (loss)	(2.93)		2.53		1.74		1.65		2.43
Total from investment operations	(2.35)		3.14		2.25		1.92		2.44
Less distributions to shareholders:
Net investment income	(0.70)		(0.54)		(0.68)		(0.05)		—
Net realized gains	(2.02)		(0.82)		(1.31)		—		—
Total distributions to shareholders	(2.72)		(1.36)		(1.99)		(0.05)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$16.56		$21.63		$19.85		$19.59		$17.72
Total return	(11.49%)		16.40%		12.48%		10.88%		15.97%
Ratios to average net assets(b)
Total gross expenses	1.38%		1.27%		1.34%		1.28%		1.29%
Total net expenses(c)	1.31	%(d)	1.25	%(d)	1.26	%(d)	1.21	%(d)	1.25	%(e)
Net investment income	3.05%		2.92%		2.59%		1.49%		0.07%
Supplemental data
Net assets, end of period (in thousands)	$118,275		$152,674		$140,796		$133,541		$142,349
Portfolio turnover	63%		75%		60%		97%		62%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.01%, 0.02%, 0.03% and 0.07% for the years ended 2015, 2014, 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$20.48		$18.85		$18.63		$16.93		$14.71
Income from investment operations:
Net investment income (loss)	0.41		0.40		0.34		0.10		(0.12)
Net realized and unrealized gain (loss)	(2.77)		2.44		1.66		1.60		2.34
Total from investment operations	(2.36)		2.84		2.00		1.70		2.22
Less distributions to shareholders:
Net investment income	(0.55)		(0.39)		(0.47)		—		—
Net realized gains	(2.02)		(0.82)		(1.31)		—		—
Total distributions to shareholders	(2.57)		(1.21)		(1.78)		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$15.55		$20.48		$18.85		$18.63		$16.93
Total return	(12.18%)		15.56%		11.61%		10.04%		15.09%
Ratios to average net assets(b)
Total gross expenses	2.13%		2.02%		2.09%		2.03%		2.04%
Total net expenses(c)	2.06	%(d)	2.00	%(d)	2.01	%(d)	1.95	%(d)	2.00	%(e)
Net investment income (loss)	2.28%		2.03%		1.83%		0.59%		(0.70%)
Supplemental data
Net assets, end of period (in thousands)	$900		$2,118		$3,968		$9,414		$16,112
Portfolio turnover	63%		75%		60%		97%		62%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.01%, 0.01%, 0.02% and 0.08% for the years ended 2015, 2014, 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$20.49		$18.86		$18.63		$16.93		$14.71
Income from investment operations:
Net investment income (loss)	0.41		0.43		0.35		0.12		(0.12)
Net realized and unrealized gain (loss)	(2.77)		2.41		1.66		1.58		2.34
Total from investment operations	(2.36)		2.84		2.01		1.70		2.22
Less distributions to shareholders:
Net investment income	(0.55)		(0.39)		(0.47)		—		—
Net realized gains	(2.02)		(0.82)		(1.31)		—		—
Total distributions to shareholders	(2.57)		(1.21)		(1.78)		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$15.56		$20.49		$18.86		$18.63		$16.93
Total return	(12.18%)		15.55%		11.66%		10.04%		15.09%
Ratios to average net assets(b)
Total gross expenses	2.13%		2.02%		2.09%		2.04%		2.04%
Total net expenses(c)	2.06	%(d)	2.00	%(d)	2.01	%(d)	1.95	%(d)	2.00	%(e)
Net investment income (loss)	2.30%		2.17%		1.84%		0.72%		(0.68%)
Supplemental data
Net assets, end of period (in thousands)	$12,440		$16,136		$13,439		$13,319		$15,251
Portfolio turnover	63%		75%		60%		97%		62%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.01%, 0.02%, 0.03% and 0.09% for the years ended 2015, 2014, 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31
Class I	2015	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$21.66	$19.87	$19.64	$17.80	$17.01
Income from investment operations:
Net investment income	0.67	0.72	0.58	0.35	0.09
Net realized and unrealized gain (loss)	(2.94)	2.53	1.76	1.64	0.74
Total from investment operations	(2.27)	3.25	2.34	1.99	0.83
Less distributions to shareholders:
Net investment income	(0.79)	(0.64)	(0.80)	(0.15)	(0.04)
Net realized gains	(2.02)	(0.82)	(1.31)	—	—
Total distributions to shareholders	(2.81)	(1.46)	(2.11)	(0.15)	(0.04)
Proceeds from regulatory settlements	—	—	—	0.00 (b)	—
Net asset value, end of period	$16.58	$21.66	$19.87	$19.64	$17.80
Total return	(11.08%)	16.95%	12.98%	11.27%	4.90%
Ratios to average net assets(c)
Total gross expenses	0.82%	0.81%	0.84%	0.85%	0.75	%(d)
Total net expenses(e)	0.82%	0.81%	0.83%	0.83%	0.75	%(d)(f)
Net investment income	3.55%	3.45%	2.94%	1.91%	0.57	%(d)
Supplemental data
Net assets, end of period (in thousands)	$124,390	$168,474	$127,949	$3	$3
Portfolio turnover	63%	75%	60%	97%	62%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$21.61		$19.83		$19.54		$17.67		$16.97
Income from investment operations:
Net investment income	0.53		0.57		0.46		0.23		0.00	(b)
Net realized and unrealized gain (loss)	(2.94)		2.52		1.75		1.64		0.70
Total from investment operations	(2.41)		3.09		2.21		1.87		0.70
Less distributions to shareholders:
Net investment income	(0.65)		(0.49)		(0.61)		(0.00	)(b)	—
Net realized gains	(2.02)		(0.82)		(1.31)		—		—
Total distributions to shareholders	(2.67)		(1.31)		(1.92)		(0.00	)(b)	—
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$16.53		$21.61		$19.83		$19.54		$17.67
Total return	(11.78%)		16.13%		12.25%		10.61%		4.12%
Ratios to average net assets(c)
Total gross expenses	1.62%		1.52%		1.59%		1.53%		1.54	%(d)
Total net expenses(e)	1.55	%(f)	1.50	%(f)	1.51	%(f)	1.46	%(f)	1.50	%(d)(g)
Net investment income	2.77%		2.72%		2.33%		1.24%		0.02	%(d)
Supplemental data
Net assets, end of period (in thousands)	$671		$1,280		$1,297		$1,082		$1,071
Portfolio turnover	63%		75%		60%		97%		62%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of 0.01%, 0.02%, 0.03% and 0.07% for the years ended 2015, 2014, 2013 and 2012, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$21.78		$19.97		$19.69
Income from investment operations:
Net investment income	0.67		0.76		0.25
Net realized and unrealized gain (loss)	(2.99)		2.46		0.33
Total from investment operations	(2.32)		3.22		0.58
Less distributions to shareholders:
Net investment income	(0.75)		(0.59)		(0.30)
Net realized gains	(2.02)		(0.82)		—
Total distributions to shareholders	(2.77)		(1.41)		(0.30)
Net asset value, end of period	$16.69		$21.78		$19.97
Total return	(11.27%)		16.74%		3.02%
Ratios to average net assets(b)
Total gross expenses	1.16%		1.03%		1.07	%(c)
Total net expenses(d)	1.04	%(e)	0.99	%(e)	1.01	%(c)(e)
Net investment income	3.68%		3.56%		2.78	%(c)
Supplemental data
Net assets, end of period (in thousands)	$782		$113		$29
Portfolio turnover	63%		75%		60%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.02%, 0.03% and 0.05% for the years ended 2015, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015	2014(a)
Per share data
Net asset value, beginning of period	$21.66	$20.57
Income from investment operations:
Net investment income	0.64	0.39
Net realized and unrealized gain (loss)	(2.92)	1.01
Total from investment operations	(2.28)	1.40
Less distributions to shareholders:
Net investment income	(0.78)	(0.31)
Net realized gains	(2.02)	—
Total distributions to shareholders	(2.80)	(0.31)
Net asset value, end of period	$16.58	$21.66
Total return	(11.13%)	6.85%
Ratios to average net assets(b)
Total gross expenses	0.87%	0.88	%(c)
Total net expenses(d)	0.87%	0.88	%(c)
Net investment income	3.52%	2.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$178	$33
Portfolio turnover	63%	75%

Notes to Financial Highlights

(a)  Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class W	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$21.62		$19.83		$19.57		$17.73		$16.97
Income from investment operations:
Net investment income	0.60		0.61		0.51		0.28		0.03
Net realized and unrealized gain (loss)	(2.93)		2.55		1.74		1.64		0.73
Total from investment operations	(2.33)		3.16		2.25		1.92		0.76
Less distributions to shareholders:
Net investment income	(0.71)		(0.55)		(0.68)		(0.08)		—
Net realized gains	(2.02)		(0.82)		(1.31)		—		—
Total distributions to shareholders	(2.73)		(1.37)		(1.99)		(0.08)		—
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$16.56		$21.62		$19.83		$19.57		$17.73
Total return	(11.41%)		16.50%		12.48%		10.86%		4.48%
Ratios to average net assets(c)
Total gross expenses	1.38%		1.28%		1.33%		1.33%		1.21	%(d)
Total net expenses(e)	1.31	%(f)	1.26	%(f)	1.26	%(f)	1.23	%(f)	1.16	%(d)(g)
Net investment income	3.04%		2.85%		2.60%		1.51%		0.15	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$3		$3		$3
Portfolio turnover	63%		75%		60%		97%		62%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of 0.01%, 0.02%, 0.03% and 0.08% for the years ended 2015, 2014, 2013 and 2012, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$21.68	$19.89	$19.65	$17.79	$15.32
Income from investment operations:
Net investment income	0.70	0.72	0.59	0.31	0.09
Net realized and unrealized gain (loss)	(2.96)	2.54	1.74	1.68	2.42
Total from investment operations	(2.26)	3.26	2.33	1.99	2.51
Less distributions to shareholders:
Net investment income	(0.80)	(0.65)	(0.78)	(0.13)	(0.04)
Net realized gains	(2.02)	(0.82)	(1.31)	—	—
Total distributions to shareholders	(2.82)	(1.47)	(2.09)	(0.13)	(0.04)
Proceeds from regulatory settlements	—	—	—	0.00 (a)	—
Net asset value, end of period	$16.60	$21.68	$19.89	$19.65	$17.79
Total return	(11.04%)	17.00%	12.93%	11.28%	16.40%
Ratios to average net assets(b)
Total gross expenses	0.82%	0.81%	0.96%	0.82%	0.83%
Total net expenses(c)	0.82%	0.81%	0.88%	0.82%	0.83	%(d)
Net investment income	3.89%	3.33%	2.97%	1.70%	0.51%
Supplemental data
Net assets, end of period (in thousands)	$1,149	$3	$3	$2	$15,557
Portfolio turnover	63%	75%	60%	97%	62%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$21.69		$19.90		$19.66		$17.78		$15.32
Income from investment operations:
Net investment income	0.63		0.67		0.56		0.31		0.06
Net realized and unrealized gain (loss)	(2.94)		2.53		1.75		1.67		2.42
Total from investment operations	(2.31)		3.20		2.31		1.98		2.48
Less distributions to shareholders:
Net investment income	(0.75)		(0.59)		(0.76)		(0.10)		(0.02)
Net realized gains	(2.02)		(0.82)		(1.31)		—		—
Total distributions to shareholders	(2.77)		(1.41)		(2.07)		(0.10)		(0.02)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$16.61		$21.69		$19.90		$19.66		$17.78
Total return	(11.28%)		16.70%		12.76%		11.20%		16.17%
Ratios to average net assets(b)
Total gross expenses	1.13%		1.02%		1.09%		1.03%		1.04%
Total net expenses(c)	1.06	%(d)	1.00	%(d)	1.01	%(d)	0.95	%(d)	1.00	%(e)
Net investment income	3.30%		3.16%		2.84%		1.72%		0.34%
Supplemental data
Net assets, end of period (in thousands)	$457,640		$592,910		$562,394		$585,285		$670,362
Portfolio turnover	63%		75%		60%		97%		62%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.01%, 0.02%, 0.03% and 0.08% for the years ended 2015, 2014, 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Global Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted

Annual Report 2015
30

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Annual Report 2015
31

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The

Annual Report 2015
32

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.32%
Class B	0.31
Class C	0.32
Class R	0.31
Class R4	0.34
Class R5	0.05
Class W	0.32
Class Z	0.32

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on

Annual Report 2015
33

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $93,167.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $89,599 for Class A, $596 for Class B and $571 for Class C shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.30%	1.33%
Class B	2.05	2.08
Class C	2.05	2.08
Class I	0.85	0.91
Class R	1.55	1.58
Class R4	1.05	1.08
Class R5	0.90	0.96
Class W	1.30	1.33
Class Y	0.85	0.91
Class Z	1.05	1.08

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, post-October capital losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In

Annual Report 2015
34

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(803,510)
Accumulated net realized loss	922,866
Paid-in capital	(119,356)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$32,302,700	$32,803,337
Long-term capital gains	86,301,862	26,911,118
Total	118,604,562	59,714,455

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	3,557,181
Capital loss carryforwards	(8,531,694)
Net unrealized depreciation	(18,440,515)

At August 31, 2015, the cost of investments for federal income tax purposes was $729,957,928 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$47,728,931
Unrealized depreciation	(66,169,446)
Net unrealized depreciation	(18,440,515)

The following capital loss carryforwards, determined at August 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	8,531,694

For the year ended August 31, 2015, $4,553,534 of capital loss carryforward was utilized and $119,355 was permanently lost.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2015, the

Fund will elect to treat post-October capital losses of $266,063 as arising on September 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $518,526,863 and $615,787,901, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment

Annual Report 2015
35

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 8. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Shareholder Concentration Risk

At August 31, 2015, affiliated shareholders of record owned 19.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
37

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Dividend Opportunity Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

Annual Report 2015
38

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	98.54%
Dividends Received Deduction	36.67%
Capital Gain Dividend	$104,711
Foreign Taxes Paid	$2,404,937
Foreign Taxes Paid Per Share	$0.06
Foreign Source Income	$29,053,641
Foreign Source Income Per Share	$0.67

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015
39

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
41

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
43

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Dividend Opportunity Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015
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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
45

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the seventy-seventh, forty-sixth and fifty-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services

Annual Report 2015
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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the

Annual Report 2015
47

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
48

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Global Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN154_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

COLUMBIA MID CAP GROWTH FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MID CAP GROWTH FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Advisory Agreement	46
Important Information About This Report	51

Annual Report 2015

COLUMBIA MID CAP GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Mid Cap Growth Fund (the Fund) Class A shares returned 5.33% excluding sales charges for the 12-month period that ended August 31, 2015.

■  The Fund outperformed its benchmarks, the Russell Midcap Growth Index and the Russell Midcap Index, which returned 2.46% and 0.02%, respectively.

■  Stock selection in information technology and financials enhanced relative performance. Stock selection was positive across all sectors for the period.

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		5.33	14.50	8.62
Including sales charges		-0.73	13.16	7.98
Class B	11/01/02
Excluding sales charges		4.54	13.64	7.81
Including sales charges		0.18	13.40	7.81
Class C	10/13/03
Excluding sales charges		4.56	13.65	7.81
Including sales charges		3.69	13.65	7.81
Class I*	09/27/10	5.88	15.02	9.00
Class K*	02/28/13	5.45	14.66	8.77
Class R*	01/23/06	5.06	14.21	8.35
Class R4*	11/08/12	5.61	14.77	8.88
Class R5*	03/07/11	5.72	14.93	8.96
Class T	11/01/02
Excluding sales charges		5.34	14.45	8.57
Including sales charges		-0.73	13.11	7.93
Class W*	09/27/10	5.32	14.50	8.63
Class Y*	07/15/09	5.83	14.95	8.98
Class Z	11/20/85	5.58	14.79	8.89
Russell Midcap Growth Index		2.46	17.13	8.66
Russell Midcap Index		0.02	16.56	8.40

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA MID CAP GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA MID CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended August 31, 2015, the Fund's Class A shares returned 5.33% excluding sales charges. The Fund outperformed both the Russell Midcap Growth Index and the Russell Midcap Index, which returned 2.46% and 0.02%, respectively. Stock selection in information technology and financials enhanced relative performance. Stock selection was positive across all sectors for the period.

Markets Turn Volatile as Pressures Mount

The pace of U.S. economic growth fluctuated during the 12-month period that ended August 31, 2015. Another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar, a widening trade deficit and declining oil prices also negatively affected growth. Yet most of these setbacks proved to be temporary and the U.S. economy rebounded as temperatures thawed. An average of 243,000 new jobs were added monthly to the U.S. workforce, driving the unemployment rate down to 5.1% and bolstering consumer confidence. Manufacturing activity was solid even though the pace of manufacturing growth slowed over the year and industrial production lost ground in August. Mining activity has shrunk in response to a downturn in oil drilling. Home sales were robust. However, stubbornly low inventory levels and rising prices have kept many first-time buyers out of the market.

As concerns mounted about a sluggish global economy, weakening growth in China and the timing of a Federal Reserve (Fed) interest rate hike, the financial markets turned volatile. Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half. Large-cap stocks edged out mid-cap and small-cap stocks, while growth stocks significantly outperformed value stock.

Stock Selection Aided Fund Results

Stock selection in the information technology and financials sectors contributed most to the Fund's performance advantage relative to the Russell Midcap Growth Index. In information technology, video game makers Activision Blizzard and Electronic Arts were the top contributors. Both companies continued their surge of margin growth, strong earnings and improved outlooks for 2015. Holiday game sales were higher, and the major industry trend toward online gaming continued. Both game makers develop games that take advantage of that shift.

Also in the information technology sector, Concur Technologies and Skyworks Solutions were top contributors. Concur Technologies is a provider of cloud-based travel and expense management software. The stock rallied on news that enterprise software giant SAP SE planned to acquire Concur at a significant premium. Skyworks Solutions is a leading supplier of radio frequency integrated circuits (RFICs) and other semiconductors for the wireless handset market, especially Apple iPhones. After handily beating earnings estimates for several quarters in a row, Skyworks Solutions rallied on strong demand for the iPhone 6, which will be released in the fall of 2015.

Sherwin-Williams, in the materials sector, was another top contributor. The manufacturer and distributor of paint products provided updated earnings

Portfolio Management

George Myers, CFA

Brian Neigut

James King

William Chamberlain, CFA

Morningstar Style BoxTM

The Morningstar Style Box(TM) is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2015)
Activision Blizzard, Inc.	2.5
Sherwin-Williams Co. (The)	2.2
SBA Communications Corp., Class A	2.0
Southwest Airlines Co.	1.8
McGraw Hill Financial, Inc.	1.7
Electronic Arts, Inc.	1.5
Alliance Data Systems Corp.	1.5
Foot Locker, Inc.	1.5
Signature Bank	1.4
L Brands, Inc.	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015
5

COLUMBIA MID CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at August 31, 2015)
Common Stocks	95.6
Money Market Funds	4.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	23.8
Consumer Staples	7.4
Energy	1.7
Financials	11.0
Health Care	14.3
Industrials	14.6
Information Technology	18.3
Materials	6.2
Telecommunication Services	2.0
Utilities	0.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

guidance that confirmed significant top-line/bottom-line momentum throughout 2015. In addition, the company announced a new paint line available through Lowe's stores. We think that Sherwin-Williams earnings could do especially well if the price of oil and other raw materials remain low.

Even though stock selection was positive in all sectors, there were certain individual names that detracted from relative results. Kirby, United Rentals and Cameron International were three such disappointments. Kirby is a marine transportation company that provides tow and barge services for liquid cargo on the Mississippi River and the Gulf Intracoastal Waterway and services diesel engines. Adverse weather conditions on the Gulf Coast and pricing concerns hurt the inland marine segment and declining oil prices curtailed growth in the land-based diesel engine services market. United Rentals is an equipment rental company, with 900 rental locations in the United States and Canada. Weather disruptions, foreign currency headwinds and weakness in the energy end markets were a drag on results.

Almost all of the Fund's energy sector names detracted from performance for the period, especially Continental Resources, Cameron International, Cabot Oil & Gas and FMC Technologies. A strengthening U.S. dollar, increasing supply and lower demand driven by fears of a global economic slowdown negatively affected the energy markets. Oil prices declined sharply and left the energy sector down more than 40% for the period.

Looking Ahead

We see three challenges facing markets that intersect, which were brought into sharp focus by the recent Chinese currency devaluation. First, the equity market is still processing the implications of a big increase in energy supply brought to market by U.S. shale producers. Second, improved economic data has put pressure on the Fed to raise short-term interest rates. Third, China's economy continues to slow, which has put additional pressure on commodity prices and resulted in a collapse in the value of Chinese domestic equities and equities around the globe. We believe that the recent market correction provides investors with a better entry point for building positions in long-term assets. Against that backdrop, we believe the Fund is currently well positioned to benefit from our bottom-up, fundamental research process, which favors high quality companies with sustainable growth prospects and high or improving margins and returns on invested capital.

Annual Report 2015
6

COLUMBIA MID CAP GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	980.50	1,019.36	5.92	6.04	1.18
Class B	1,000.00	1,000.00	976.80	1,015.56	9.67	9.86	1.93
Class C	1,000.00	1,000.00	976.90	1,015.56	9.67	9.86	1.93
Class I	1,000.00	1,000.00	983.50	1,021.49	3.82	3.89	0.76
Class K	1,000.00	1,000.00	981.00	1,019.92	5.37	5.48	1.07
Class R	1,000.00	1,000.00	979.30	1,018.09	7.17	7.31	1.43
Class R4	1,000.00	1,000.00	981.80	1,020.63	4.67	4.76	0.93
Class R5	1,000.00	1,000.00	982.40	1,021.24	4.07	4.15	0.81
Class T	1,000.00	1,000.00	980.50	1,019.36	5.92	6.04	1.18
Class W	1,000.00	1,000.00	980.50	1,019.36	5.92	6.04	1.18
Class Y	1,000.00	1,000.00	983.10	1,021.85	3.47	3.54	0.69
Class Z	1,000.00	1,000.00	981.70	1,020.63	4.67	4.76	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
7

COLUMBIA MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 22.6%
Auto Components 1.4%
Delphi Automotive PLC	274,253	20,711,587
Visteon Corp.(a)	82,350	8,207,001
Total		28,918,588
Hotels, Restaurants & Leisure 3.4%
Chipotle Mexican Grill, Inc.(a)	20,060	14,242,801
Domino's Pizza, Inc.	147,600	15,636,744
Hilton Worldwide Holdings, Inc.	1,012,820	25,148,321
Starwood Hotels & Resorts Worldwide, Inc.	204,220	14,595,603
Total		69,623,469
Household Durables 2.3%
Harman International Industries, Inc.	206,700	20,202,858
Lennar Corp., Class A	317,810	16,176,529
Mohawk Industries, Inc.(a)	52,720	10,384,258
Total		46,763,645
Internet & Catalog Retail 0.7%
Expedia, Inc.	135,910	15,628,291
Media 2.2%
CBS Corp., Class B Non Voting	227,530	10,293,457
Cinemark Holdings, Inc.	516,120	18,348,066
Interpublic Group of Companies, Inc. (The)	867,710	16,382,365
Total		45,023,888
Multiline Retail 2.2%
Dollar General Corp.	313,290	23,336,972
Dollar Tree, Inc.(a)	278,346	21,226,666
Total		44,563,638
Specialty Retail 8.0%
Best Buy Co., Inc.	373,730	13,730,840
CarMax, Inc.(a)	278,060	16,961,660
Foot Locker, Inc.	413,245	29,253,614
L Brands, Inc.	328,580	27,567,862
O'Reilly Automotive, Inc.(a)	90,120	21,635,108
Ross Stores, Inc.	459,420	22,337,000
Tractor Supply Co.	271,600	23,170,196
Ulta Salon Cosmetics & Fragrance, Inc.(a)	63,440	10,029,230
Total		164,685,510

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 2.4%
Kate Spade & Co.(a)	269,280	5,105,549
PVH Corp.	120,760	14,368,025
Skechers U.S.A., Inc., Class A(a)	73,230	10,306,390
Under Armour, Inc., Class A(a)	81,080	7,745,572
VF Corp.	160,270	11,608,356
Total		49,133,892
Total Consumer Discretionary		464,340,921
CONSUMER STAPLES 7.0%
Beverages 3.0%
Brown-Forman Corp., Class B	187,404	18,384,333
Coca-Cola Enterprises, Inc.	228,623	11,771,798
Constellation Brands, Inc., Class A	189,370	24,239,360
Monster Beverage Corp.(a)	49,900	6,909,154
Total		61,304,645
Food & Staples Retailing 1.2%
Kroger Co. (The)	296,490	10,228,905
Sprouts Farmers Market, Inc.(a)	671,530	13,679,066
Total		23,907,971
Food Products 2.5%
Hain Celestial Group, Inc. (The)(a)	189,520	11,534,187
Keurig Green Mountain, Inc.	91,130	5,157,958
Mead Johnson Nutrition Co.	195,457	15,312,101
Tyson Foods, Inc., Class A	471,780	19,946,859
Total		51,951,105
Personal Products 0.3%
Herbalife Ltd.(a)	109,090	6,280,311
Total Consumer Staples		143,444,032
ENERGY 1.6%
Oil, Gas & Consumable Fuels 1.6%
Cabot Oil & Gas Corp.	630,102	14,914,515
Concho Resources, Inc.(a)	162,877	17,616,776
Total		32,531,291
Total Energy		32,531,291
FINANCIALS 10.4%
Banks 1.8%
Signature Bank(a)	209,412	27,954,408
SVB Financial Group(a)	79,669	9,964,998
Total		37,919,406

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 0.6%
Affiliated Managers Group, Inc.(a)	65,630	12,236,057
Diversified Financial Services 3.7%
CBOE Holdings, Inc.	284,390	17,990,511
McGraw Hill Financial, Inc.	342,870	33,254,961
Moody's Corp.	237,895	24,339,038
Total		75,584,510
Insurance 0.9%
Aon PLC	209,660	19,590,630
Real Estate Investment Trusts (REITs) 2.3%
Alexandria Real Estate Equities, Inc.	121,310	10,431,447
Crown Castle International Corp.	215,580	17,977,216
Extra Space Storage, Inc.	243,530	17,894,585
Total		46,303,248
Real Estate Management & Development 0.5%
CBRE Group, Inc., Class A(a)	335,830	10,753,277
Thrifts & Mortgage Finance 0.6%
Radian Group, Inc.	648,750	11,664,525
Total Financials		214,051,653
HEALTH CARE 13.6%
Biotechnology 3.7%
Alkermes PLC(a)	227,400	13,543,944
BioMarin Pharmaceutical, Inc.(a)	134,760	17,416,382
Bluebird Bio, Inc.(a)	42,150	5,608,901
Incyte Corp.(a)	185,700	21,576,483
Intercept Pharmaceuticals, Inc.(a)	16,420	3,115,859
Medivation, Inc.(a)	94,620	8,332,237
Ultragenyx Pharmaceutical, Inc.(a)	63,090	7,042,106
Total		76,635,912
Health Care Equipment & Supplies 4.6%
Align Technology, Inc.(a)	240,100	13,589,660
CR Bard, Inc.	120,650	23,380,764
DexCom, Inc.(a)	111,337	10,481,265
IDEXX Laboratories, Inc.(a)	226,740	16,205,108
St. Jude Medical, Inc.	232,980	16,497,314
Zimmer Biomet Holdings, Inc.	146,340	15,154,970
Total		95,309,081

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 2.8%
Cardinal Health, Inc.	201,390	16,568,355
Centene Corp.(a)	218,000	13,454,960
Community Health Systems, Inc.(a)	259,410	13,930,317
Henry Schein, Inc.(a)	94,548	12,935,112
Total		56,888,744
Health Care Technology 0.9%
Cerner Corp.(a)	300,745	18,574,011
Life Sciences Tools & Services 0.5%
Mettler-Toledo International, Inc.(a)	32,640	9,679,392
Pharmaceuticals 1.1%
Jazz Pharmaceuticals PLC(a)	77,290	13,048,098
Zoetis, Inc.	200,550	8,998,678
Total		22,046,776
Total Health Care		279,133,916
INDUSTRIALS 13.9%
Aerospace & Defense 0.9%
Rockwell Collins, Inc.	95,520	7,818,312
TransDigm Group, Inc.(a)	45,760	10,517,021
Total		18,335,333
Airlines 2.8%
Alaska Air Group, Inc.	312,970	23,428,934
Southwest Airlines Co.	934,210	34,285,507
Total		57,714,441
Building Products 0.7%
Fortune Brands Home & Security, Inc.	295,390	14,134,412
Commercial Services & Supplies 0.4%
Tyco International PLC	207,480	7,529,449
Electrical Equipment 1.8%
AMETEK, Inc.	462,273	24,879,533
Rockwell Automation, Inc.	99,783	11,158,733
Total		36,038,266
Industrial Conglomerates 1.0%
Roper Technologies, Inc.	129,660	21,016,590
Machinery 2.7%
Flowserve Corp.	180,580	8,149,575
Ingersoll-Rand PLC	259,630	14,354,943
Middleby Corp. (The)(a)	156,480	16,985,904
Wabtec Corp.	166,420	15,936,379
Total		55,426,801

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 1.2%
Nielsen Holdings PLC	228,950	10,355,408
Verisk Analytics, Inc.(a)	198,171	14,482,337
Total		24,837,745
Road & Rail 0.7%
JB Hunt Transport Services, Inc.	202,680	14,751,050
Trading Companies & Distributors 1.7%
Fastenal Co.	334,180	12,879,297
United Rentals, Inc.(a)	321,308	22,276,284
Total		35,155,581
Total Industrials		284,939,668
INFORMATION TECHNOLOGY 17.4%
Communications Equipment 1.0%
Palo Alto Networks, Inc.(a)	123,250	20,240,115
Internet Software & Services 1.4%
CoStar Group, Inc.(a)	85,999	15,225,263
LinkedIn Corp., Class A(a)	79,240	14,310,744
Total		29,536,007
IT Services 3.7%
Alliance Data Systems Corp.(a)	114,710	29,502,265
FleetCor Technologies, Inc.(a)	160,380	23,922,281
Gartner, Inc.(a)	135,670	11,601,141
WEX, Inc.(a)	118,030	11,157,376
Total		76,183,063
Semiconductors & Semiconductor Equipment 2.5%
Lam Research Corp.	219,210	15,951,912
NXP Semiconductors NV(a)	70,113	5,935,065
Qorvo, Inc.(a)	132,210	7,338,977
Skyworks Solutions, Inc.	254,071	22,193,102
Total		51,419,056
Software 8.8%
Activision Blizzard, Inc.	1,736,970	49,729,451
Electronic Arts, Inc.(a)	450,330	29,789,329
Guidewire Software, Inc.(a)	151,520	8,471,483
Intuit, Inc.	291,065	24,958,824
Red Hat, Inc.(a)	218,932	15,809,080
ServiceNow, Inc.(a)	296,308	21,026,016
Splunk, Inc.(a)	158,170	9,801,795
Common Stocks (continued)

Issuer	Shares	Value ($)
Tableau Software, Inc., Class A(a)	154,970	14,593,525
Ultimate Software Group, Inc. (The)(a)	34,120	6,011,603
Total		180,191,106
Total Information Technology		357,569,347
MATERIALS 5.9%
Chemicals 3.8%
Eastman Chemical Co.	161,533	11,704,681
International Flavors & Fragrances, Inc.	107,384	11,763,917
Sherwin-Williams Co. (The)	166,415	42,570,621
Westlake Chemical Corp.	218,812	12,084,987
Total		78,124,206
Construction Materials 0.6%
Eagle Materials, Inc.	141,420	11,572,399
Containers & Packaging 0.6%
Westrock Co.	212,792	12,629,205
Paper & Forest Products 0.9%
International Paper Co.	434,970	18,764,606
Total Materials		121,090,416
TELECOMMUNICATION SERVICES 1.9%
Wireless Telecommunication Services 1.9%
SBA Communications Corp., Class A(a)	332,241	39,270,886
Total Telecommunication Services		39,270,886
UTILITIES 0.7%
Electric Utilities 0.7%
ITC Holdings Corp.	427,000	13,962,900
Total Utilities		13,962,900
Total Common Stocks (Cost: $1,552,833,272)		1,950,335,030

Money Market Funds 4.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(b)(c)	90,396,048	90,396,048
Total Money Market Funds (Cost: $90,396,048)		90,396,048
Total Investments (Cost: $1,643,229,320)		2,040,731,078
Other Assets & Liabilities, Net		13,238,007
Net Assets		2,053,969,085

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	55,786,697	1,048,193,894	(1,013,584,543)	90,396,048	83,259	90,396,048

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	464,340,921	—	—	464,340,921
Consumer Staples	143,444,032	—	—	143,444,032
Energy	32,531,291	—	—	32,531,291
Financials	214,051,653	—	—	214,051,653
Health Care	279,133,916	—	—	279,133,916
Industrials	284,939,668	—	—	284,939,668
Information Technology	357,569,347	—	—	357,569,347
Materials	121,090,416	—	—	121,090,416
Telecommunication Services	39,270,886	—	—	39,270,886
Utilities	13,962,900	—	—	13,962,900
Total Common Stocks	1,950,335,030	—	—	1,950,335,030
Money Market Funds	—	90,396,048	—	90,396,048
Total Investments	1,950,335,030	90,396,048	—	2,040,731,078

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	55,786,697	55,786,697	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,552,833,272)	$1,950,335,030
Affiliated issuers (identified cost $90,396,048)	90,396,048
Total investments (identified cost $1,643,229,320)	2,040,731,078
Cash	19,951,320
Receivable for:
Investments sold	32,978,264
Capital shares sold	877,693
Dividends	1,576,748
Prepaid expenses	21,603
Trustees' deferred compensation plan	109,771
Other assets	2,199
Total assets	2,096,248,676
Liabilities
Payable for:
Investments purchased	39,797,282
Capital shares purchased	1,672,632
Investment management fees	117,548
Distribution and/or service fees	25,932
Transfer agent fees	282,282
Administration fees	9,152
Plan administration fees	102
Compensation of board members	66,682
Chief compliance officer expenses	181
Other expenses	198,027
Trustees' deferred compensation plan	109,771
Total liabilities	42,279,591
Net assets applicable to outstanding capital stock	$2,053,969,085
Represented by
Paid-in capital	$1,401,997,144
Undistributed net investment income	19,150,872
Accumulated net realized gain	235,319,311
Unrealized appreciation (depreciation) on:
Investments	397,501,758
Total — representing net assets applicable to outstanding capital stock	$2,053,969,085

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$948,826,031
Shares outstanding	33,071,009
Net asset value per share	$28.69
Maximum offering price per share(a)	$30.44
Class B
Net assets	$7,785,084
Shares outstanding	308,672
Net asset value per share	$25.22
Class C
Net assets	$51,859,103
Shares outstanding	2,046,683
Net asset value per share	$25.34
Class I
Net assets	$2,734
Shares outstanding	90
Net asset value per share(b)	$30.32
Class K
Net assets	$455,128
Shares outstanding	15,184
Net asset value per share	$29.97
Class R
Net assets	$18,965,404
Shares outstanding	680,207
Net asset value per share	$27.88
Class R4
Net assets	$26,912,393
Shares outstanding	877,508
Net asset value per share	$30.67
Class R5
Net assets	$37,588,582
Shares outstanding	1,244,675
Net asset value per share	$30.20
Class T
Net assets	$22,589,914
Shares outstanding	789,603
Net asset value per share	$28.61
Maximum offering price per share(a)	$30.36
Class W
Net assets	$201,050
Shares outstanding	7,007
Net asset value per share	$28.69

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class Y
Net assets	$2,560
Shares outstanding	85
Net asset value per share(b)	$30.21
Class Z
Net assets	$938,781,102
Shares outstanding	31,257,366
Net asset value per share	$30.03

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$44,159,651
Dividends — affiliated issuers	83,259
Foreign taxes withheld	(5,753)
Total income	44,237,157
Expenses:
Investment management fees	15,395,981
Distribution and/or service fees
Class A	2,475,688
Class B	106,399
Class C	527,221
Class R	105,184
Class T	64,436
Class W	591
Transfer agent fees
Class A	1,690,861
Class B	18,308
Class C	89,981
Class K	215
Class R	36,027
Class R4	8,002
Class R5	18,477
Class T	41,296
Class W	406
Class Z	1,794,453
Administration fees	1,201,473
Plan administration fees
Class K	1,073
Compensation of board members	65,294
Custodian fees	26,117
Printing and postage fees	202,686
Registration fees	142,459
Professional fees	98,149
Chief compliance officer expenses	1,108
Other	89,072
Total expenses	24,200,957
Expense reductions	(5,869)
Total net expenses	24,195,088
Net investment income	20,042,069
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	319,648,959
Net realized gain	319,648,959
Net change in unrealized appreciation (depreciation) on:
Investments	(218,187,874)
Net change in unrealized depreciation	(218,187,874)
Net realized and unrealized gain	101,461,085
Net increase in net assets resulting from operations	$121,503,154

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations
Net investment income (loss)	$20,042,069	$(7,589,425)
Net realized gain	319,648,959	402,841,434
Net change in unrealized appreciation (depreciation)	(218,187,874)	61,946,682
Net increase in net assets resulting from operations	121,503,154	457,198,691
Distributions to shareholders
Net realized gains
Class A	(148,818,366)	(97,798,371)
Class B	(1,954,906)	(1,771,600)
Class C	(8,485,326)	(5,434,628)
Class I	(7,528,333)	(19,628,016)
Class K	(57,329)	(32,772)
Class R	(3,548,457)	(2,707,690)
Class R4	(105,003)	(18,150)
Class R5	(5,182,347)	(490,341)
Class T	(3,670,320)	(2,209,093)
Class W	(38,026)	(1,734,715)
Class Y	(431)	(23,201)
Class Z	(159,524,590)	(116,675,804)
Total distributions to shareholders	(338,913,434)	(248,524,381)
Decrease in net assets from capital stock activity	(220,893,183)	(369,944,351)
Total decrease in net assets	(438,303,463)	(161,270,041)
Net assets at beginning of year	2,492,272,548	2,653,542,589
Net assets at end of year	$2,053,969,085	$2,492,272,548
Undistributed (excess of distributions over) net investment income	$19,150,872	$(177,739)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	2,316,713	68,516,197	1,878,987	58,133,675
Distributions reinvested	5,058,499	140,221,584	3,124,293	91,916,714
Redemptions	(5,287,673)	(157,813,159)	(7,023,561)	(216,896,624)
Net increase (decrease)	2,087,539	50,924,622	(2,020,281)	(66,846,235)
Class B shares
Subscriptions	9,836	253,912	8,109	226,079
Distributions reinvested	76,220	1,868,145	64,005	1,701,880
Redemptions(a)	(236,661)	(6,215,032)	(274,303)	(7,638,238)
Net decrease	(150,605)	(4,092,975)	(202,189)	(5,710,279)
Class C shares
Subscriptions	268,540	6,974,565	153,084	4,266,191
Distributions reinvested	297,080	7,314,114	171,032	4,564,849
Redemptions	(341,673)	(8,997,212)	(416,881)	(11,671,220)
Net increase (decrease)	223,947	5,291,467	(92,765)	(2,840,180)
Class I shares
Subscriptions	494,672	16,334,466	293,729	9,884,287
Distributions reinvested	257,981	7,527,875	639,684	19,625,503
Redemptions	(6,696,099)	(221,663,215)	(2,740,849)	(90,606,806)
Net decrease	(5,943,446)	(197,800,874)	(1,807,436)	(61,097,016)
Class K shares
Subscriptions	2,324	70,306	4,589	147,312
Distributions reinvested	1,966	56,912	1,040	31,720
Redemptions	(605)	(19,259)	(6,958)	(225,675)
Net increase (decrease)	3,685	107,959	(1,329)	(46,643)
Class R shares
Subscriptions	199,493	5,763,107	215,643	6,490,329
Distributions reinvested	96,740	2,611,023	72,395	2,084,243
Redemptions	(411,370)	(11,808,786)	(434,378)	(13,201,016)
Net decrease	(115,137)	(3,434,656)	(146,340)	(4,626,444)
Class R4 shares
Subscriptions	898,802	28,857,053	10,571	354,734
Distributions reinvested	3,477	102,854	513	15,931
Redemptions	(35,739)	(1,139,034)	(1,073)	(35,144)
Net increase	866,540	27,820,873	10,011	335,521
Class R5 shares
Subscriptions	452,364	14,094,437	1,260,805	39,689,498
Distributions reinvested	178,074	5,181,943	16,005	490,060
Redemptions	(319,238)	(9,882,628)	(467,323)	(15,156,602)
Net increase	311,200	9,393,752	809,487	25,022,956

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	17,670	496,409	10,761	320,464
Distributions reinvested	110,863	3,065,366	62,773	1,843,016
Redemptions	(86,131)	(2,545,667)	(64,923)	(2,003,303)
Net increase	42,402	1,016,108	8,611	160,177
Class W shares
Subscriptions	—	—	130,844	4,122,011
Distributions reinvested	1,357	37,620	58,932	1,734,377
Redemptions	(3,195)	(95,530)	(3,683,661)	(118,163,945)
Net decrease	(1,838)	(57,910)	(3,493,885)	(112,307,557)
Class Y shares
Subscriptions	66	2,219	1,222	39,218
Distributions reinvested	—	—	696	21,303
Redemptions	(7,446)	(245,773)	(1,852)	(60,092)
Net increase (decrease)	(7,380)	(243,554)	66	429
Class Z shares
Subscriptions	1,815,074	55,869,162	2,788,066	89,029,202
Distributions reinvested	3,690,742	106,920,783	2,587,851	78,955,342
Redemptions	(8,664,812)	(272,607,940)	(9,678,879)	(309,973,624)
Net decrease	(3,158,996)	(109,817,995)	(4,302,962)	(141,989,080)
Total net decrease	(5,842,089)	(220,893,183)	(11,239,012)	(369,944,351)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$32.14		$29.89		$26.41		$25.75		$20.22
Income from investment operations:
Net investment income (loss)	0.25	(f)	(0.13)		(0.11)		(0.06)		(0.17)
Net realized and unrealized gain	1.29		5.45		4.36		1.55		5.70
Total from investment operations	1.54		5.32		4.25		1.49		5.53
Less distributions to shareholders:
Net realized gains	(4.99)		(3.07)		(0.77)		(0.83)		—
Total distributions to shareholders	(4.99)		(3.07)		(0.77)		(0.83)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$28.69		$32.14		$29.89		$26.41		$25.75
Total return	5.33%		18.77%		16.60%		5.97%		27.35%
Ratios to average net assets(b)
Total gross expenses	1.19%		1.19%		1.20%		1.22%		1.19	%(c)
Total net expenses(d)	1.19	%(e)	1.19	%(e)	1.20	%(e)	1.22	%(e)	1.19	%(c)(e)
Net investment income (loss)	0.83%		(0.42%)		(0.40%)		(0.22%)		(0.63%)
Supplemental data
Net assets, end of period (in thousands)	$948,826		$995,730		$986,482		$330,302		$304,214
Portfolio turnover	101%		100%		109%		141%		138%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.35 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$28.88		$27.20		$24.29		$23.92		$18.93
Income from investment operations:
Net investment loss	(0.05	)(f)	(0.33)		(0.31)		(0.23)		(0.34)
Net realized and unrealized gain	1.22		4.94		3.99		1.43		5.33
Total from investment operations	1.17		4.61		3.68		1.20		4.99
Less distributions to shareholders:
Net realized gains	(4.83)		(2.93)		(0.77)		(0.83)		—
Total distributions to shareholders	(4.83)		(2.93)		(0.77)		(0.83)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$25.22		$28.88		$27.20		$24.29		$23.92
Total return	4.54%		17.88%		15.68%		5.19%		26.36%
Ratios to average net assets(b)
Total gross expenses	1.94%		1.94%		1.95%		1.99%		1.95	%(c)
Total net expenses(d)	1.94	%(e)	1.94	%(e)	1.95	%(e)	1.99	%(e)	1.95	%(c)(e)
Net investment loss	(0.18%)		(1.18%)		(1.20%)		(0.99%)		(1.39%)
Supplemental data
Net assets, end of period (in thousands)	$7,785		$13,264		$17,994		$5,140		$7,604
Portfolio turnover	101%		100%		109%		141%		138%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment loss per share includes special dividends. The effect of these dividends amounted to $0.24 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$28.99		$27.30		$24.37		$23.99		$18.98
Income from investment operations:
Net investment income (loss)	0.03	(f)	(0.33)		(0.26)		(0.23)		(0.35)
Net realized and unrealized gain	1.15		4.95		3.96		1.44		5.36
Total from investment operations	1.18		4.62		3.70		1.21		5.01
Less distributions to shareholders:
Net realized gains	(4.83)		(2.93)		(0.77)		(0.83)		—
Total distributions to shareholders	(4.83)		(2.93)		(0.77)		(0.83)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$25.34		$28.99		$27.30		$24.37		$23.99
Total return	4.56%		17.84%		15.71%		5.22%		26.40%
Ratios to average net assets(b)
Total gross expenses	1.94%		1.94%		1.96%		1.98%		1.94	%(c)
Total net expenses(d)	1.94	%(e)	1.94	%(e)	1.96	%(e)	1.98	%(e)	1.94	%(c)(e)
Net investment income (loss)	0.11%		(1.17%)		(1.04%)		(0.98%)		(1.39%)
Supplemental data
Net assets, end of period (in thousands)	$51,859		$52,845		$52,284		$45,236		$54,224
Portfolio turnover	101%		100%		109%		141%		138%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.32 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I	2015		2014		2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$33.62		$31.09		$27.33	$26.49	$23.23
Income from investment operations:
Net investment income (loss)	0.00	(b)(h)	(0.00	)(b)	0.05	0.06	(0.06)
Net realized and unrealized gain	1.78		5.69		4.48	1.61	3.32
Total from investment operations	1.78		5.69		4.53	1.67	3.26
Less distributions to shareholders:
Net realized gains	(5.08)		(3.16)		(0.77)	(0.83)	—
Total distributions to shareholders	(5.08)		(3.16)		(0.77)	(0.83)	—
Proceeds from regulatory settlements	—		—		—	0.00 (b)	0.00	(b)
Net asset value, end of period	$30.32		$33.62		$31.09	$27.33	$26.49
Total return	5.88%		19.27%		17.08%	6.49%	14.03%
Ratios to average net assets(c)
Total gross expenses	0.76%		0.75%		0.77%	0.78%	0.80	%(d)(e)
Total net expenses(f)	0.76%		0.75%		0.77%	0.78%	0.80	%(d)(e)(g)
Net investment income (loss)	0.01%		(0.00	%)(b)	0.17%	0.23%	(0.22	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$199,823		$240,974	$268,601	$180,383
Portfolio turnover	101%		100%		109%	141%	138%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to less than $0.01 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class K	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$33.35	$30.89	$28.08
Income from investment operations:
Net investment income (loss)	0.33 (e)	(0.08)	(0.06)
Net realized and unrealized gain	1.31	5.64	2.87
Total from investment operations	1.64	5.56	2.81
Less distributions to shareholders:
Net realized gains	(5.02)	(3.10)	—
Total distributions to shareholders	(5.02)	(3.10)	—
Net asset value, end of period	$29.97	$33.35	$30.89
Total return	5.45%	18.95%	10.01%
Ratios to average net assets(b)
Total gross expenses	1.07%	1.05%	1.05	%(c)
Total net expenses(d)	1.07%	1.05%	1.05	%(c)
Net investment income (loss)	1.07%	(0.26%)	(0.42	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$455	$383	$396
Portfolio turnover	101%	100%	109%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.40 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$31.39		$29.28		$25.96		$25.38		$19.98
Income from investment operations:
Net investment income (loss)	0.15	(f)	(0.20)		(0.14)		(0.12)		(0.23)
Net realized and unrealized gain	1.28		5.33		4.23		1.53		5.63
Total from investment operations	1.43		5.13		4.09		1.41		5.40
Less distributions to shareholders:
Net realized gains	(4.94)		(3.02)		(0.77)		(0.83)		—
Total distributions to shareholders	(4.94)		(3.02)		(0.77)		(0.83)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$27.88		$31.39		$29.28		$25.96		$25.38
Total return	5.06%		18.47%		16.27%		5.73%		27.03%
Ratios to average net assets(b)
Total gross expenses	1.44%		1.44%		1.46%		1.48%		1.44	%(c)
Total net expenses(d)	1.44	%(e)	1.44	%(e)	1.46	%(e)	1.48	%(e)	1.44	%(c)(e)
Net investment income (loss)	0.52%		(0.67%)		(0.53%)		(0.48%)		(0.88%)
Supplemental data
Net assets, end of period (in thousands)	$18,965		$24,965		$27,574		$25,613		$26,196
Portfolio turnover	101%		100%		109%		141%		138%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.32 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$33.99		$31.42		$26.58
Income from investment operations:
Net investment income (loss)	1.93	(g)	(0.03)		(0.09)
Net realized and unrealized gain (loss)	(0.21	)(b)	5.72		5.70
Total from investment operations	1.72		5.69		5.61
Less distributions to shareholders:
Net realized gains	(5.04)		(3.12)		(0.77)
Total distributions to shareholders	(5.04)		(3.12)		(0.77)
Net asset value, end of period	$30.67		$33.99		$31.42
Total return	5.61%		19.05%		21.61%
Ratios to average net assets(c)
Total gross expenses	0.93%		0.94%		1.08	%(d)
Total net expenses(e)	0.93	%(f)	0.94	%(f)	0.96	%(d)(f)
Net investment income (loss)	6.10%		(0.08%)		(0.41	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$26,912		$373		$30
Portfolio turnover	101%		100%		109%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Net investment income per share includes special dividends. The effect of these dividends amounted to $2.00 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$33.54	$31.03	$27.31	$26.47	$28.05
Income from investment operations:
Net investment income (loss)	0.40 (i)	0.03	(0.04)	0.06	(0.03)
Net realized and unrealized gain (loss)	1.33	5.63	4.53	1.61	(1.55	)(b)
Total from investment operations	1.73	5.66	4.49	1.67	(1.58)
Less distributions to shareholders:
Net realized gains	(5.07)	(3.15)	(0.77)	(0.83)	—
Total distributions to shareholders	(5.07)	(3.15)	(0.77)	(0.83)	—
Proceeds from regulatory settlements	—	—	—	0.00 (c)	—
Net asset value, end of period	$30.20	$33.54	$31.03	$27.31	$26.47
Total return	5.72%	19.21%	16.94%	6.50%	(5.63%)
Ratios to average net assets(d)
Total gross expenses	0.82%	0.81%	0.81%	0.78%	0.78	%(e)(f)
Total net expenses(g)	0.82%	0.81%	0.81%	0.78%	0.78	%(e)(f)(h)
Net investment income (loss)	1.28%	0.09%	(0.14%)	0.22%	(0.24	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$37,589	$31,305	$3,847	$2,336	$2,198
Portfolio turnover	101%	100%	109%	141%	138%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class T	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$32.05		$29.82		$26.37		$25.72		$20.21
Income from investment operations:
Net investment income (loss)	0.24	(f)	(0.14)		(0.09)		(0.07)		(0.18)
Net realized and unrealized gain	1.30		5.43		4.31		1.55		5.69
Total from investment operations	1.54		5.29		4.22		1.48		5.51
Less distributions to shareholders:
Net realized gains	(4.98)		(3.06)		(0.77)		(0.83)		—
Total distributions to shareholders	(4.98)		(3.06)		(0.77)		(0.83)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$28.61		$32.05		$29.82		$26.37		$25.72
Total return	5.34%		18.69%		16.51%		5.94%		27.26%
Ratios to average net assets(b)
Total gross expenses	1.20%		1.24%		1.26%		1.28%		1.26	%(c)
Total net expenses(d)	1.20	%(e)	1.24	%(e)	1.26	%(e)	1.28	%(e)	1.26	%(c)(e)
Net investment income	0.80%		(0.47%)		(0.32%)		(0.28%)		(0.69%)
Supplemental data
Net assets, end of period (in thousands)	$22,590		$23,951		$22,027		$20,965		$22,127
Portfolio turnover	101%		100%		109%		141%		138%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.34 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class W	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$32.15		$29.91		$26.43		$25.76		$22.67
Income from investment operations:
Net investment income (loss)	0.21	(h)	(0.23)		(0.08)		(0.05)		(0.16)
Net realized and unrealized gain	1.33		5.54		4.33		1.55		3.25
Total from investment operations	1.54		5.31		4.25		1.50		3.09
Less distributions to shareholders:
Net realized gains	(5.00)		(3.07)		(0.77)		(0.83)		—
Total distributions to shareholders	(5.00)		(3.07)		(0.77)		(0.83)		—
Proceeds from regulatory settlements	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$28.69		$32.15		$29.91		$26.43		$25.76
Total return	5.32%		18.71%		16.59%		6.01%		13.63%
Ratios to average net assets(c)
Total gross expenses	1.19%		1.14%		1.21%		1.22%		1.19	%(d)(e)
Total net expenses(f)	1.19	%(g)	1.14	%(g)	1.21	%(g)	1.22	%(g)	1.19	%(d)(e)(g)
Net investment income (loss)	0.71%		(0.69%)		(0.28%)		(0.21%)		(0.63	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$201		$284		$104,752		$66,704		$45,119
Portfolio turnover	101%		100%		109%		141%		138%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.31 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$33.53	$31.01	$27.26	$26.46	$20.72
Income from investment operations:
Net investment income (loss)	0.05 (f)	0.01	0.07	0.03	(0.04)
Net realized and unrealized gain	1.71	5.66	4.45	1.60	5.78
Total from investment operations	1.76	5.67	4.52	1.63	5.74
Less distributions to shareholders:
Net realized gains	(5.08)	(3.15)	(0.77)	(0.83)	—
Total distributions to shareholders	(5.08)	(3.15)	(0.77)	(0.83)	—
Proceeds from regulatory settlements	—	—	—	0.00 (a)	0.00	(a)
Net asset value, end of period	$30.21	$33.53	$31.01	$27.26	$26.46
Total return	5.83%	19.24%	17.09%	6.35%	27.70%
Ratios to average net assets(b)
Total gross expenses	0.73%	0.75%	0.83%	0.88%	0.86	%(c)
Total net expenses(d)	0.73%	0.75%	0.83%	0.88%	0.86	%(c)(e)
Net investment income (loss)	0.15%	0.02%	0.26%	0.10%	(0.15%)
Supplemental data
Net assets, end of period (in thousands)	$3	$250	$229	$16	$32
Portfolio turnover	101%	100%	109%	141%	138%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$33.39		$30.91		$27.23		$26.45		$20.72
Income from investment operations:
Net investment income (loss)	0.32	(f)	(0.06)		(0.00	)(a)	0.01		(0.10)
Net realized and unrealized gain	1.36		5.66		4.45		1.60		5.83
Total from investment operations	1.68		5.60		4.45		1.61		5.73
Less distributions to shareholders:
Net realized gains	(5.04)		(3.12)		(0.77)		(0.83)		—
Total distributions to shareholders	(5.04)		(3.12)		(0.77)		(0.83)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$30.03		$33.39		$30.91		$27.23		$26.45
Total return	5.58%		19.07%		16.84%		6.27%		27.65%
Ratios to average net assets(b)
Total gross expenses	0.94%		0.94%		0.96%		0.97%		0.95	%(c)
Total net expenses(d)	0.94	%(e)	0.94	%(e)	0.96	%(e)	0.97	%(e)	0.95	%(c)(e)
Net investment income (loss)	1.01%		(0.17%)		(0.01%)		0.03%		(0.39%)
Supplemental data
Net assets, end of period (in thousands)	$938,781		$1,149,098		$1,196,953		$1,274,026		$1,198,927
Portfolio turnover	101%		100%		109%		141%		138%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.34 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets

Annual Report 2015
32

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result

Annual Report 2015
33

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Annual Report 2015
34

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.68% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees. Prior to December 31, 2014, Class A, Class B, Class C, Class R, Class R4, Class T, Class W and Class Z shares were subject to an annual transfer agent fee limitation of not more than 0.19% of the average annual net assets attributable to each share class.

For the year ended August 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class K	0.05
Class R	0.17
Class R4	0.16
Class R5	0.05
Class T	0.17
Class W	0.17
Class Z	0.17

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2015, the Fund's total potential future

Annual Report 2015
35

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

obligation over the life of the Guaranty is $131,247. The liability remaining at August 31, 2015 for non-recurring charges associated with the lease amounted to $75,471 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2015 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $2,199, which approximates the fair value of the ownership interest.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $5,869.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, however the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Effective January 1, 2015, these fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares. Prior to January 1, 2015, these fees were limited to 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended August 31, 2015 was 0.27% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $314,355 for Class A, $2,229 for Class B, $595 for Class C and $27 for Class T shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the

Annual Report 2015
36

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.30%	1.33%
Class B	2.05	2.08
Class C	2.05	2.08
Class I	0.92	0.94
Class K	1.22	1.24
Class R	1.55	1.58
Class R4	1.05	1.08
Class R5	0.97	0.99
Class T	1.30	1.38
Class W	1.30	1.33
Class Y	0.92	0.94
Class Z	1.05	1.08

The voluntary expense cap arrangement may be revised or discontinued at any time. The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(713,458)
Accumulated net realized gain	1,067,269
Paid-in capital	(353,811)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$26,626,338	$14,739,942
Long-term capital gains	312,287,096	233,784,439
Total	338,913,434	248,524,381

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$19,321,010
Undistributed long-term capital gains	273,898,815
Capital loss carryforwards	(27,659,954)
Net unrealized appreciation	386,582,208

At August 31, 2015, the cost of investments for federal income tax purposes was $1,654,148,870 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$433,273,367
Unrealized depreciation	(46,691,159)
Net unrealized appreciation	386,582,208

The following capital loss carryforwards, determined at August 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	27,659,954

Annual Report 2015
37

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

For the year ended August 31, 2015, $29,522,690 of capital loss carryforward was utilized and $226,710 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,190,640,010 and $2,770,909,350, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 8. Significant Risks

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Shareholder Concentration Risk

At August 31, 2015, one unaffiliated shareholder of record owned 14.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 32.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2015
38

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
39

COLUMBIA MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

Annual Report 2015
40

COLUMBIA MID CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	63.96%
Dividends Received Deduction	61.37%
Capital Gain Dividend	$291,668,625

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
41

COLUMBIA MID CAP GROWTH FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
42

COLUMBIA MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
43

COLUMBIA MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
44

COLUMBIA MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
45

COLUMBIA MID CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the "Independent Trustees") of Columbia Funds Series Trust I (the "Trust") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Mid Cap Growth Fund (the "Fund"), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the "Management Agreement" and, together with the Advisory Agreement, the "Agreements") combining the Advisory Agreement and the Fund's existing administrative services agreement (the "Administrative Services Agreement") in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015
46

COLUMBIA MID CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
47

COLUMBIA MID CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the sixty-ninth, ninetieth and fifty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services

Annual Report 2015
48

COLUMBIA MID CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits

Annual Report 2015
49

COLUMBIA MID CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
50

COLUMBIA MID CAP GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
51

Columbia Mid Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN194_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

COLUMBIA SMALL CAP CORE FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SMALL CAP CORE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Board Consideration and Approval of Advisory Agreement	44
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA SMALL CAP CORE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small Cap Core Fund (the Fund) Class A shares returned -6.81% excluding sales charges for the 12-month period that ended August 31, 2015.

■  During the same time period, the Fund underperformed both the Russell 2000 Index and the S&P SmallCap 600 Index, which returned 0.03% and 1.80%, respectively.

■  The Fund's value bias, underexposure to the top-performing biotechnology segment, overweight in microcap stocks and above-average international exposure hurt relative performance. Security selection in the information technology, health care and financial sectors was particularly disappointing.

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		-6.81	12.75	6.40
Including sales charges		-12.15	11.41	5.77
Class B	11/01/98
Excluding sales charges		-7.54	11.93	5.61
Including sales charges		-11.72	11.67	5.61
Class C	11/18/02
Excluding sales charges		-7.53	11.91	5.60
Including sales charges		-8.37	11.91	5.60
Class I*	09/27/10	-6.35	13.28	6.78
Class R4*	11/08/12	-6.56	13.04	6.67
Class R5*	11/08/12	-6.43	13.16	6.72
Class T	02/12/93
Excluding sales charges		-6.87	12.69	6.35
Including sales charges		-12.23	11.38	5.72
Class W*	09/27/10	-6.80	12.77	6.41
Class Y*	11/08/12	-6.39	13.18	6.73
Class Z	12/14/92	-6.56	13.05	6.67
Russell 2000 Index		0.03	15.55	7.12
S&P SmallCap 600 Index		1.80	17.37	8.13

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/
appended-performance for more information.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.

The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA SMALL CAP CORE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA SMALL CAP CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Richard D'Auteuil

Jeffrey Hershey, CFA

Paul Szczygiel, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2015)
Providence Service Corp. (The)	2.4
Sensient Technologies Corp.	1.6
John Wiley & Sons, Inc., Class A	1.5
Plantronics, Inc.	1.5
Atrion Corp.	1.5
LSI Industries, Inc.	1.4
Plexus Corp.	1.3
Staar Surgical Co.	1.3
Helen of Troy Ltd.	1.3
PMFG, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended August 31, 2015, the Fund's Class A shares returned -6.81% excluding sales charges. During the same time period, the Fund underperformed the Russell 2000 Index and the S&P SmallCap 600 Index, which returned 0.03% and 1.80%, respectively. The Fund remained focused on well-managed small companies with solid balance sheets, demonstrated profitability and good long-term earnings growth prospects. We aim to buy when stocks are under pressure and when we see potential catalysts — such as a restructuring, management change or activist involvement — to help propel them higher. Our value bias, however, hampered relative performance as growth stocks outperformed value stocks by a sizable margin this past year. Underexposure to the top-performing biotechnology segment, a sizable overweight in microcaps — which lagged larger small-cap stocks — and more international exposure than the Russell 2000 Index also hindered results.

Market Volatility Increased

After a strong start, the pace of U.S. economic growth fluctuated during the 12-month reporting period. A strong U.S. dollar, widening trade deficit and declining oil prices negatively impacted growth, rattling the market. Another stormy winter in the Northeast and Midwest also whittled away at first-quarter gross domestic product (GDP). Yet many of these setbacks proved temporary as the economy rebounded in the second quarter of 2015. U.S. unemployment fell, home sales were robust, and manufacturing activity remained solid. The financial markets, however, grew increasingly volatile, amid mounting concern over sluggish global economic growth and the timing of a Federal Reserve interest rate hike. Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half.

Positioning, Stock Selection Detracted from Results

The Fund had less exposure than the Russell 2000 Index to the strong-performing biotechnology segment, which detracted from relative results. We avoided many biotech companies because they were not generating earnings and, in many cases, revenues. Further, we believed their valuations seemed expensive. Some of the health care stocks the Fund owned also underperformed, including Air Methods, a leading emergency services helicopter company. Its share price fell as tough winter weather hampered volumes and a shifting business mix pressured revenues. We viewed the weather-related issues as temporary and remained encouraged by private equity investors' interest, the company's ability to raise prices and its share buyback plans.

These disappointments were partially offset by strong contributions from the Fund's investment in Repligen, which makes materials that help in the production of monoclonal antibodies, and Supernus Pharmaceuticals, which focuses on ADHD (Attention Deficit Hyperactivity Disorder) and epilepsy treatments. Both stocks posted steep gains, with Repligen benefiting from growing demand for monoclonal antibodies and Supernus Pharmaceuticals climbing as its strong sales force tripled revenues over the past three years.

The information technology sector hampered relative performance partly due to an underweight in the software subsector, which performed well. We kept

Annual Report 2015
4

COLUMBIA SMALL CAP CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

our long-term focus on fundamentals and remained valuation sensitive, which worked against us as investors bid some expensive tech stocks even higher. In financials, two positions in particular proved costly: foreign-exchange broker FXCM and Puerto Rico bank OFG Bancorp. FXCM's stock plunged when the Swiss National Bank unexpectedly removed the Swiss franc's peg to the euro. We eliminated FXCM from the portfolio, as its long-term earnings outlook no longer looked favorable to us. OFG Bancorp's share price fell amid worries over credit lines it had extended to the local electric power utility, which in turn was pressured by Puerto Rico's weak economy. We thought OFG Bancorp's stock was down far more than its fundamentals warranted and maintained an overweight position in the stock.

Energy and materials were the weakest performers by far within the Russell 2000 Index and yielded some of the Fund's biggest individual detractors. GulfMark Offshore, which provides ocean vessels for shuttling crews and equipment to offshore rigs, saw its stock suffer as plunging oil prices slowed demand for its services. An investment in Unit Corp. — which explores for oil and gas, owns and leases drilling rigs and has some pipeline assets — tumbled because of declines in land rig pricing and the company's slightly higher-than-average production costs. In materials, shares of Rayonier Advanced Materials, a chemicals company that supplies cellulose specialty products, fell as excess capacity led to pricing weakness in the industry.

Telecommunication Services and Consumer Discretionary Aided Performance

Stock selection in the telecommunication services and consumer discretionary sectors benefited relative performance. Individual standouts included Steiner Leisure, which provides onboard spa services for cruise ships, operates laser hair removal centers in the U.S. and sells spa products. A recovery in the company's laser hair removal business and a buyout offer from a private equity firm helped drive the stock higher. Elsewhere in the portfolio, an investment in Digital River stood out. The company, which provides outsourced e-commerce services, received an acquisition offer at a healthy premium. We locked in profits and sold both positions before period end.

Looking Ahead

Despite a disappointing year, we remain optimistic at this time about the prospects for small-cap stocks, which tend to be among the biggest beneficiaries of a U.S. economic expansion. Approximately 75% of the Fund's investments are in small companies that are experiencing short-term difficulties but that we believe have attractive long-term prospects and are undervalued. The balance of the portfolio consists of companies that we believe aren't on Wall Street's radar. These tend to be companies with market caps under $1 billion that have little, if any, Wall Street research coverage and little institutional ownership. At some point, we expect our patience to be rewarded as valuations on these microcaps attract investor interest. Eventually, we believe the pendulum will swing back toward value. In the meantime, we plan to take advantage of buying opportunities that occur when investors overreact to disappointing near-term earnings reports.

Portfolio Breakdown (%) (at August 31, 2015)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	14.2
Consumer Staples	0.9
Energy	4.1
Financials	18.3
Health Care	15.0
Industrials	20.0
Information Technology	18.6
Materials	5.3
Telecommunication Services	1.1
Utilities	2.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
5

COLUMBIA SMALL CAP CORE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	937.20	1,018.45	6.68	6.96	1.36
Class B	1,000.00	1,000.00	932.90	1,014.70	10.29	10.72	2.10
Class C	1,000.00	1,000.00	933.00	1,014.70	10.29	10.72	2.10
Class I	1,000.00	1,000.00	939.10	1,020.83	4.37	4.56	0.89
Class R4	1,000.00	1,000.00	938.30	1,019.77	5.40	5.63	1.10
Class R5	1,000.00	1,000.00	938.90	1,020.58	4.62	4.81	0.94
Class T	1,000.00	1,000.00	936.90	1,018.50	6.63	6.91	1.35
Class W	1,000.00	1,000.00	937.20	1,018.50	6.63	6.91	1.35
Class Y	1,000.00	1,000.00	939.20	1,020.88	4.32	4.51	0.88
Class Z	1,000.00	1,000.00	938.20	1,019.77	5.40	5.63	1.10

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
6

COLUMBIA SMALL CAP CORE FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 13.9%
Auto Components 1.0%
Dorman Products, Inc.(a)	49,844	2,509,645
Fox Factory Holding Corp.(a)	205,972	3,093,700
Total		5,603,345
Diversified Consumer Services 0.4%
Bridgepoint Education, Inc.(a)	267,140	2,158,491
Hotels, Restaurants & Leisure 1.9%
Cheesecake Factory, Inc. (The)	54,341	2,949,086
Denny's Corp.(a)	139,366	1,565,080
Diversified Restaurant Holdings, Inc.(a)	790,261	2,141,607
Morgans Hotel Group Co.(a)	747,665	3,431,783
Total		10,087,556
Household Durables 3.7%
Century Communities, Inc.(a)	168,646	3,710,212
Helen of Troy Ltd.(a)	81,768	6,961,728
Installed Building Products, Inc.(a)	127,592	3,409,258
Jarden Corp.(a)	118,822	6,100,321
Total		20,181,519
Leisure Products 0.8%
Arctic Cat, Inc.	75,135	1,985,818
Callaway Golf Co.	245,825	2,175,551
Total		4,161,369
Media 2.6%
Carmike Cinemas, Inc.(a)	175,834	4,193,641
Hemisphere Media Group, Inc.(a)	159,001	2,164,004
John Wiley & Sons, Inc., Class A	153,285	7,903,374
Total		14,261,019
Multiline Retail 0.2%
Tuesday Morning Corp.(a)	174,460	1,383,468
Specialty Retail 3.3%
Buckle, Inc. (The)	88,113	3,718,369
Destination Maternity Corp.	213,563	2,423,940
Express, Inc.(a)	181,005	3,692,502
Hibbett Sports, Inc.(a)	52,499	2,073,711
Penske Automotive Group, Inc.	117,029	5,921,667
Total		17,830,189
Total Consumer Discretionary		75,666,956

Common Stocks (continued)

Issuer	Shares	Value ($)
CONSUMER STAPLES 0.9%
Food & Staples Retailing 0.5%
Casey's General Stores, Inc.	26,477	2,802,855
Personal Products 0.4%
Elizabeth Arden, Inc.(a)	180,715	1,993,287
Total Consumer Staples		4,796,142
ENERGY 4.0%
Energy Equipment & Services 2.2%
Glori Energy, Inc.(a)	597,636	597,636
Gulfmark Offshore, Inc., Class A	102,724	927,598
Helix Energy Solutions Group, Inc.(a)	101,361	704,459
Newpark Resources, Inc.(a)	213,548	1,565,307
Oceaneering International, Inc.	26,098	1,143,614
Tetra Technologies, Inc.(a)	822,464	6,324,748
Unit Corp.(a)	60,076	913,155
Total		12,176,517
Oil, Gas & Consumable Fuels 1.8%
Carrizo Oil & Gas, Inc.(a)	59,201	2,156,692
Diamondback Energy, Inc.(a)	54,950	3,752,536
Matador Resources Co.(a)	157,133	3,599,917
Total		9,509,145
Total Energy		21,685,662
FINANCIALS 17.9%
Banks 8.8%
Berkshire Hills Bancorp, Inc.	60,782	1,700,680
Bryn Mawr Bank Corp.	161,194	4,784,238
Financial Institutions, Inc.	227,568	5,636,859
Independent Bank Corp.	247,323	3,479,835
Live Oak Bancshares, Inc.(a)	141,107	2,719,132
National Bank Holdings Corp., Class A	134,654	2,715,971
OFG Bancorp	529,768	4,577,196
PacWest Bancorp	99,706	4,251,464
Simmons First National Corp., Class A	55,456	2,432,855
South State Corp.	19,288	1,449,493
Southwest Bancorp, Inc.	347,536	5,796,901
Trico Bancshares	132,911	3,155,307
Union Bankshares Corp.	142,935	3,373,266
Veritex Holdings, Inc.(a)	122,861	1,914,174
Total		47,987,371

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA SMALL CAP CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 1.5%
INTL FCStone, Inc.(a)	122,699	3,246,615
MVC Capital, Inc.	240,183	2,269,729
Virtus Investment Partners, Inc.	23,028	2,649,602
Total		8,165,946
Insurance 2.7%
Arthur J Gallagher & Co.	57,067	2,494,969
CNO Financial Group, Inc.	278,575	4,983,707
Enstar Group Ltd.(a)	22,847	3,338,175
Horace Mann Educators Corp.	112,616	3,741,104
Total		14,557,955
Real Estate Investment Trusts (REITs) 3.9%
Acadia Realty Trust	104,052	3,074,737
American Campus Communities, Inc.	91,851	3,145,897
First Potomac Realty Trust	260,095	2,733,598
Physicians Realty Trust	239,873	3,478,158
STAG Industrial, Inc.	259,709	4,430,636
Summit Hotel Properties, Inc.	340,548	4,130,847
Total		20,993,873
Thrifts & Mortgage Finance 1.0%
Dime Community Bancshares, Inc.	159,367	2,714,020
Federal Agricultural Mortgage Corp., Class C	126,337	2,990,397
Total		5,704,417
Total Financials		97,409,562
HEALTH CARE 14.7%
Biotechnology 1.0%
Repligen Corp.(a)	158,882	5,414,699
Health Care Equipment & Supplies 6.9%
Analogic Corp.	75,991	6,123,355
Atrion Corp.	20,133	7,791,471
CryoLife, Inc.	263,853	2,580,482
Haemonetics Corp.(a)	71,602	2,585,548
Hill-Rom Holdings, Inc.	43,540	2,300,654
Invacare Corp.	157,499	2,770,407
Staar Surgical Co.(a)	875,052	6,991,665
Teleflex, Inc.	23,757	3,107,416
West Pharmaceutical Services, Inc.	57,910	3,234,274
Total		37,485,272

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 4.3%
Air Methods Corp.(a)	164,831	6,172,921
Magellan Health, Inc.(a)	77,190	4,322,640
Providence Service Corp. (The)(a)	281,147	12,603,820
Total		23,099,381
Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A(a)	31,821	4,433,620
Bio-Techne Corp.	29,840	2,819,283
Bruker Corp.(a)	80,798	1,485,067
Total		8,737,970
Pharmaceuticals 0.9%
Supernus Pharmaceuticals, Inc.(a)	275,722	5,004,354
Total Health Care		79,741,676
INDUSTRIALS 19.7%
Aerospace & Defense 1.2%
AAR Corp.	107,829	2,623,480
American Science & Engineering, Inc.	101,079	3,973,415
Total		6,596,895
Air Freight & Logistics 0.6%
Atlas Air Worldwide Holdings, Inc.(a)	79,467	3,282,782
Commercial Services & Supplies 2.3%
ABM Industries, Inc.	74,839	2,395,597
McGrath Rentcorp	190,542	4,887,402
Unifirst Corp.	48,637	5,272,737
Total		12,555,736
Construction & Engineering 4.1%
Argan, Inc.	102,558	4,015,146
EMCOR Group, Inc.	102,258	4,713,071
Great Lakes Dredge & Dock Corp.(a)	342,686	1,901,907
MasTec, Inc.(a)	272,422	4,511,308
Primoris Services Corp.	228,018	4,188,691
Sterling Construction Co., Inc.(a)	624,643	2,898,344
Total		22,228,467
Electrical Equipment 2.0%
EnerSys	54,614	2,920,210
Global Power Equipment Group, Inc.	149,410	687,286
LSI Industries, Inc.	760,885	7,220,799
Total		10,828,295

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA SMALL CAP CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrial Conglomerates 0.5%
Raven Industries, Inc.	133,634	2,421,448
Machinery 5.6%
Alamo Group, Inc.	71,104	3,661,145
Albany International Corp., Class A	79,250	2,528,075
ESCO Technologies, Inc.	56,185	2,028,840
Key Technology, Inc.(a)	297,951	3,667,777
Miller Industries, Inc.	129,627	2,811,610
NN, Inc.	92,138	2,230,661
PMFG, Inc.(a)	1,051,229	6,854,013
TriMas Corp.(a)	134,900	2,460,576
Wabash National Corp.(a)	351,267	4,295,995
Total		30,538,692
Marine 0.5%
Rand Logistics, Inc.(a)(b)	1,006,432	2,475,823
Professional Services 0.6%
Kforce, Inc.	122,037	3,269,371
Road & Rail 0.4%
Marten Transport Ltd.	116,215	2,151,140
Trading Companies & Distributors 1.9%
Kaman Corp.	140,843	5,468,934
MRC Global, Inc.(a)	137,000	1,779,630
Rush Enterprises, Inc., Class A(a)	129,109	3,294,861
Total		10,543,425
Total Industrials		106,892,074
INFORMATION TECHNOLOGY 18.3%
Communications Equipment 4.5%
ADTRAN, Inc.	212,594	3,405,756
InterDigital, Inc.	97,478	4,822,237
Mitel Networks Corp.(a)	425,709	3,137,475
Netscout Systems, Inc.(a)	103,203	3,772,070
Plantronics, Inc.	147,571	7,844,874
Sonus Networks, Inc.(a)	221,098	1,556,530
Total		24,538,942
Electronic Equipment, Instruments & Components 7.7%
Anixter International, Inc.(a)	48,506	3,087,892
Belden, Inc.	125,747	6,336,391
Benchmark Electronics, Inc.(a)	186,185	3,978,773
Cognex Corp.	56,670	2,015,185

Common Stocks (continued)

Issuer	Shares	Value ($)
CTS Corp.	135,488	2,553,949
FARO Technologies, Inc.(a)	78,315	3,042,538
GSI Group, Inc.(a)	244,099	3,170,846
Littelfuse, Inc.	41,344	3,710,624
Newport Corp.(a)	245,738	3,759,791
Plexus Corp.(a)	186,985	7,118,519
Rogers Corp.(a)	53,031	2,951,706
Total		41,726,214
IT Services 3.4%
Computer Task Group, Inc.	309,987	2,080,013
CoreLogic, Inc.(a)	148,366	5,630,490
DST Systems, Inc.	66,426	6,803,351
PRGX Global, Inc.(a)(b)	1,048,076	3,783,554
Total		18,297,408
Semiconductors & Semiconductor Equipment 0.9%
Integrated Device Technology, Inc.(a)	135,793	2,578,709
Xcerra Corp.(a)	314,262	1,967,280
Total		4,545,989
Software 1.6%
American Software, Inc., Class A	317,105	2,904,682
Mentor Graphics Corp.	97,889	2,529,452
Progress Software Corp.(a)	126,680	3,431,761
Total		8,865,895
Technology Hardware, Storage & Peripherals 0.2%
Intevac, Inc.(a)	256,288	1,207,116
Total Information Technology		99,181,564
MATERIALS 5.2%
Chemicals 4.0%
H.B. Fuller Co.	42,865	1,553,428
Innophos Holdings, Inc.	65,733	3,159,785
Omnova Solutions, Inc.(a)	641,971	4,037,997
Rayonier Advanced Materials, Inc.	174,213	1,188,133
Sensient Technologies Corp.	132,832	8,654,005
Stepan Co.	76,698	3,453,711
Total		22,047,059
Containers & Packaging 0.6%
Greif, Inc., Class A	110,547	3,236,816
Metals & Mining 0.2%
Universal Stainless & Alloy Products, Inc.(a)	69,221	899,181

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA SMALL CAP CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Paper & Forest Products 0.4%
PH Glatfelter Co.	122,960	2,220,658
Total Materials		28,403,714
TELECOMMUNICATION SERVICES 1.1%
Diversified Telecommunication Services 1.1%
General Communication, Inc., Class A(a)	357,560	6,024,886
Total Telecommunication Services		6,024,886
UTILITIES 2.5%
Electric Utilities 0.5%
Allete, Inc.	56,771	2,712,518
Gas Utilities 2.0%
Laclede Group, Inc. (The)	82,700	4,378,138
New Jersey Resources Corp.	120,480	3,405,970
South Jersey Industries, Inc.	127,980	3,084,318
Total		10,868,426
Total Utilities		13,580,944
Total Common Stocks (Cost: $397,343,295)		533,383,180

Money Market Funds 0.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(b)(c)	2,287,779	2,287,779
Total Money Market Funds (Cost: $2,287,779)		2,287,779
Total Investments (Cost: $399,631,074)		535,670,959
Other Assets & Liabilities, Net		7,406,360
Net Assets		543,077,319

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,075,821	481,637,401	(491,425,443)	—	2,287,779	22,636	2,287,779
PRGX Global, Inc.*	8,426,444	—	(1,510,769)	(687,581)	6,228,094	—	3,783,554
Rand Logistics, Inc.*	4,870,856	792,087	—	—	5,662,943	—	2,475,823
Total	25,373,121	482,429,488	(492,936,212)	(687,581)	14,178,816	22,636	8,547,156

*Issuer was not an affiliate for the entire period ended August 31, 2015.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA SMALL CAP CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA SMALL CAP CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Assets ($)	Level 2 Markets for Identical Observable Inputs ($)	Level 3 Other Significant Unobservable Inputs ($)	Significant Total ($)
Investments
Common Stocks
Consumer Discretionary	75,666,956	—	—	75,666,956
Consumer Staples	4,796,142	—	—	4,796,142
Energy	21,685,662	—	—	21,685,662
Financials	97,409,562	—	—	97,409,562
Health Care	79,741,676	—	—	79,741,676
Industrials	106,892,074	—	—	106,892,074
Information Technology	99,181,564	—	—	99,181,564
Materials	28,403,714	—	—	28,403,714
Telecommunication Services	6,024,886	—	—	6,024,886
Utilities	13,580,944	—	—	13,580,944
Total Common Stocks	533,383,180	—	—	533,383,180
Money Market Funds	—	2,287,779	—	2,287,779
Total Investments	533,383,180	2,287,779	—	535,670,959

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	12,075,821	12,075,821	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA SMALL CAP CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $385,452,258)	$527,123,803
Affiliated issuers (identified cost $14,178,816)	8,547,156
Total investments (identified cost $399,631,074)	535,670,959
Receivable for:
Investments sold	8,358,741
Capital shares sold	200,220
Dividends	370,395
Prepaid expenses	8,273
Trustees' deferred compensation plan	85,915
Total assets	544,694,503
Liabilities
Payable for:
Capital shares purchased	1,300,742
Investment management fees	35,131
Distribution and/or service fees	6,075
Transfer agent fees	114,825
Administration fees	3,556
Compensation of board members	846
Chief compliance officer expenses	72
Other expenses	70,022
Trustees' deferred compensation plan	85,915
Total liabilities	1,617,184
Net assets applicable to outstanding capital stock	$543,077,319
Represented by
Paid-in capital	$270,144,872
Excess of distributions over net investment income	(83,090)
Accumulated net realized gain	136,975,652
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	141,671,545
Investments — affiliated issuers	(5,631,660)
Total — representing net assets applicable to outstanding capital stock	$543,077,319

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA SMALL CAP CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$137,486,064
Shares outstanding	8,224,230
Net asset value per share	$16.72
Maximum offering price per share(a)	$17.74
Class B
Net assets	$315,135
Shares outstanding	22,649
Net asset value per share	$13.91
Class C
Net assets	$22,624,876
Shares outstanding	1,623,715
Net asset value per share	$13.93
Class I
Net assets	$55,803,808
Shares outstanding	3,174,872
Net asset value per share	$17.58
Class R4
Net assets	$6,122,732
Shares outstanding	347,336
Net asset value per share	$17.63
Class R5
Net assets	$12,955,409
Shares outstanding	732,932
Net asset value per share	$17.68
Class T
Net assets	$65,184,461
Shares outstanding	3,991,107
Net asset value per share	$16.33
Maximum offering price per share(a)	$17.33
Class W
Net assets	$305,639
Shares outstanding	18,285
Net asset value per share	$16.72
Class Y
Net assets	$3,023,765
Shares outstanding	170,250
Net asset value per share	$17.76
Class Z
Net assets	$239,255,430
Shares outstanding	13,704,395
Net asset value per share	$17.46

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA SMALL CAP CORE FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$9,543,891
Dividends — affiliated issuers	22,636
Foreign taxes withheld	(32,295)
Total income	9,534,232
Expenses:
Investment management fees	7,204,789
Distribution and/or service fees
Class A	879,479
Class B	4,550
Class C	274,339
Class T	196,314
Class W	30,881
Transfer agent fees
Class A	802,127
Class B	1,022
Class C	61,099
Class R4	16,238
Class R5	11,195
Class T	162,944
Class W	28,035
Class Z	835,177
Administration fees	727,538
Compensation of board members	36,807
Custodian fees	18,009
Printing and postage fees	99,319
Registration fees	129,829
Professional fees	55,565
Chief compliance officer expenses	477
Other	30,348
Total expenses	11,606,081
Expense reductions	(1,698)
Total net expenses	11,604,383
Net investment loss	(2,070,151)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	162,319,738
Investments — affiliated issuers	(687,581)
Futures contracts	1,239,948
Net realized gain	162,872,105
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(197,028,306)
Investments — affiliated issuers	(5,840,560)
Net change in unrealized depreciation	(202,868,866)
Net realized and unrealized loss	(39,996,761)
Net decrease in net assets from operations	$(42,066,912)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA SMALL CAP CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations
Net investment loss	$(2,070,151)	$(2,385,412)
Net realized gain	162,872,105	92,902,087
Net change in unrealized appreciation (depreciation)	(202,868,866)	72,252,013
Net increase (decrease) in net assets resulting from operations	(42,066,912)	162,768,688
Distributions to shareholders
Net investment income
Class A	(321,649)	(221,305)
Class I	(143,812)	(197,543)
Class R4	(12,379)	(9,113)
Class R5	(60,601)	(57,948)
Class T	(49,306)	(20,127)
Class W	(404)	(35,121)
Class Y	(44,683)	(40,631)
Class Z	(677,669)	(941,189)
Net realized gains
Class A	(32,612,168)	(33,788,373)
Class B	(47,871)	(79,847)
Class C	(2,818,598)	(3,037,420)
Class I	(4,823,973)	(4,838,311)
Class R4	(617,780)	(384,653)
Class R5	(2,214,144)	(1,585,680)
Class T	(6,294,308)	(6,765,254)
Class W	(39,342)	(5,362,159)
Class Y	(1,519,612)	(995,148)
Class Z	(33,818,753)	(38,568,079)
Total distributions to shareholders	(86,117,052)	(96,927,901)
Decrease in net assets from capital stock activity	(505,558,338)	(24,329,915)
Total increase (decrease) in net assets	(633,742,302)	41,510,872
Net assets at beginning of year	1,176,819,621	1,135,308,749
Net assets at end of year	$543,077,319	$1,176,819,621
Excess of distributions over net investment income	$(83,090)	$(85,480)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA SMALL CAP CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	6,038,108	109,877,216	7,129,870	139,314,547
Distributions reinvested	1,663,833	29,050,518	1,546,124	29,113,513
Redemptions	(20,876,804)	(377,368,984)	(8,776,045)	(172,100,037)
Net decrease	(13,174,863)	(238,441,250)	(100,051)	(3,671,977)
Class B shares
Subscriptions	2,626	39,372	3,797	63,676
Distributions reinvested	2,943	42,992	4,245	68,426
Redemptions(a)	(18,255)	(276,946)	(27,155)	(453,519)
Net decrease	(12,686)	(194,582)	(19,113)	(321,417)
Class C shares
Subscriptions	218,882	3,280,446	300,945	5,067,006
Distributions reinvested	155,737	2,278,432	152,375	2,459,331
Redemptions	(611,233)	(9,163,129)	(435,774)	(7,288,707)
Net increase (decrease)	(236,614)	(3,604,251)	17,546	237,630
Class I shares
Subscriptions	42,500	799,236	53,854	1,090,050
Distributions reinvested	271,601	4,967,583	257,046	5,035,530
Redemptions	(206,136)	(3,928,603)	(308,575)	(6,405,604)
Net increase (decrease)	107,965	1,838,216	2,325	(280,024)
Class R4 shares
Subscriptions	227,971	4,281,902	364,439	7,407,898
Distributions reinvested	30,985	569,195	17,256	339,943
Redemptions	(258,894)	(4,808,877)	(81,013)	(1,663,227)
Net increase	62	42,220	300,682	6,084,614
Class R5 shares
Subscriptions	633,457	12,298,079	589,511	11,960,034
Distributions reinvested	123,627	2,274,745	83,419	1,643,352
Redemptions	(1,373,626)	(26,305,125)	(185,276)	(3,802,886)
Net increase (decrease)	(616,542)	(11,732,301)	487,654	9,800,500
Class T shares
Subscriptions	119,277	2,054,946	113,545	2,109,189
Distributions reinvested	258,803	4,412,598	255,823	4,717,374
Redemptions	(503,703)	(8,865,381)	(426,622)	(8,141,229)
Net decrease	(125,623)	(2,397,837)	(57,254)	(1,314,666)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA SMALL CAP CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	72,730	1,351,975	1,487,653	29,711,270
Distributions reinvested	2,266	39,543	286,615	5,396,959
Redemptions	(3,583,872)	(69,287,149)	(1,497,159)	(29,336,726)
Net increase (decrease)	(3,508,876)	(67,895,631)	277,109	5,771,503
Class Y shares
Subscriptions	515,623	9,829,785	195,604	4,015,043
Distributions reinvested	84,637	1,564,098	52,351	1,035,503
Redemptions	(1,137,822)	(21,822,720)	(121,063)	(2,491,321)
Net increase (decrease)	(537,562)	(10,428,837)	126,892	2,559,225
Class Z shares
Subscriptions	1,889,258	35,638,739	3,384,207	68,347,321
Distributions reinvested	956,789	17,403,988	996,637	19,464,326
Redemptions	(12,078,763)	(225,786,812)	(6,479,611)	(131,006,950)
Net decrease	(9,232,716)	(172,744,085)	(2,098,767)	(43,195,303)
Total net decrease	(27,337,455)	(505,558,338)	(1,062,977)	(24,329,915)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA SMALL CAP CORE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,								Year Ended September 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$19.57		$18.57		$15.05		$12.98		$13.33		$11.58
Income from investment operations:
Net investment loss	(0.06)		(0.06)		(0.01)		(0.04)		(0.07)		(0.05)
Net realized and unrealized gain (loss)	(1.21)		2.73		4.08		2.68		(0.28)		1.80
Total from investment operations	(1.27)		2.67		4.07		2.64		(0.35)		1.75
Less distributions to shareholders:
Net investment income	(0.01)		(0.01)		(0.06)		—		—		—
Net realized gains	(1.57)		(1.66)		(0.49)		(0.57)		—		—
Total distributions to shareholders	(1.58)		(1.67)		(0.55)		(0.57)		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$16.72		$19.57		$18.57		$15.05		$12.98		$13.33
Total return	(6.81%)		14.73%		27.93%		20.46%		(2.63%)		15.11%
Ratios to average net assets(c)
Total gross expenses	1.36%		1.35	%(d)	1.37	%(d)	1.37	%(e)	1.32%		1.30%
Total net expenses(f)	1.36	%(g)	1.35	%(d)(g)	1.36	%(d)(g)	1.36	%(e)(g)	1.29	%(g)	1.30	%(g)
Net investment loss	(0.35%)		(0.32%)		(0.07%)		(0.28	%)(e)	(0.48%)		(0.38%)
Supplemental data
Net assets, end of period (in thousands)	$137,486		$418,814		$399,232		$228,303		$162,502		$121,456
Portfolio turnover	23%		19%		34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA SMALL CAP CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$16.66		$16.13		$13.19		$11.50		$11.90		$10.42
Income from investment operations:
Net investment loss	(0.17)		(0.18)		(0.09)		(0.12)		(0.17)		(0.12)
Net realized and unrealized gain (loss)	(1.01)		2.37		3.52		2.38		(0.23)		1.60
Total from investment operations	(1.18)		2.19		3.43		2.26		(0.40)		1.48
Less distributions to shareholders:
Net realized gains	(1.57)		(1.66)		(0.49)		(0.57)		—		—
Total distributions to shareholders	(1.57)		(1.66)		(0.49)		(0.57)		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$13.91		$16.66		$16.13		$13.19		$11.50		$11.90
Total return	(7.54%)		13.92%		26.90%		19.77%		(3.36%)		14.20%
Ratios to average net assets(c)
Total gross expenses	2.11%		2.10	%(d)	2.11	%(d)	2.20	%(e)	2.08%		2.05%
Total net expenses(f)	2.11	%(g)	2.10	%(d)(g)	2.11	%(d)(g)	2.11	%(e)(g)	2.04	%(g)	2.05	%(g)
Net investment loss	(1.09%)		(1.05%)		(0.61%)		(1.00	%)(e)	(1.26%)		(1.11%)
Supplemental data
Net assets, end of period (in thousands)	$315		$589		$878		$1,497		$9,244		$15,478
Portfolio turnover	23%		19%		34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA SMALL CAP CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$16.68		$16.15		$13.20		$11.52		$11.92		$10.43
Income from investment operations:
Net investment loss	(0.17)		(0.18)		(0.10)		(0.12)		(0.17)		(0.12)
Net realized and unrealized gain (loss)	(1.01)		2.37		3.54		2.37		(0.23)		1.61
Total from investment operations	(1.18)		2.19		3.44		2.25		(0.40)		1.49
Less distributions to shareholders:
Net realized gains	(1.57)		(1.66)		(0.49)		(0.57)		—		—
Total distributions to shareholders	(1.57)		(1.66)		(0.49)		(0.57)		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$13.93		$16.68		$16.15		$13.20		$11.52		$11.92
Total return	(7.53%)		13.90%		26.95%		19.65%		(3.36%)		14.29%
Ratios to average net assets(c)
Total gross expenses	2.11%		2.10	%(d)	2.11	%(d)	2.12	%(e)	2.07%		2.05%
Total net expenses(f)	2.11	%(g)	2.10	%(d)(g)	2.11	%(d)(g)	2.11	%(e)(g)	2.04	%(g)	2.05	%(g)
Net investment loss	(1.09%)		(1.06%)		(0.71%)		(1.03	%)(e)	(1.23%)		(1.12%)
Supplemental data
Net assets, end of period (in thousands)	$22,625		$31,035		$29,769		$26,077		$22,535		$19,635
Portfolio turnover	23%		19%		34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA SMALL CAP CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,							Year Ended September 30,
Class I	2015	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$20.43	$19.28		$15.61		$13.38		$13.69		$13.37
Income from investment operations:
Net investment income (loss)	0.02	0.03		0.09		0.03		(0.01)		0.00	(c)
Net realized and unrealized gain (loss)	(1.25)	2.85		4.21		2.77		(0.30)		0.32
Total from investment operations	(1.23)	2.88		4.30		2.80		(0.31)		0.32
Less distributions to shareholders:
Net investment income	(0.05)	(0.07)		(0.14)		—		—		—
Net realized gains	(1.57)	(1.66)		(0.49)		(0.57)		—		—
Total distributions to shareholders	(1.62)	(1.73)		(0.63)		(0.57)		—		—
Proceeds from regulatory settlements	—	—		—		—		0.00	(c)	—
Net asset value, end of period	$17.58	$20.43		$19.28		$15.61		$13.38		$13.69
Total return	(6.35%)	15.31%		28.49%		21.06%		(2.26%)		2.39%
Ratios to average net assets(d)
Total gross expenses	0.89%	0.87	%(e)	0.88	%(e)	0.91	%(f)	0.88%		0.90	%(f)
Total net expenses(g)	0.89%	0.87	%(e)	0.88	%(e)	0.91	%(f)	0.88	%(h)	0.90	%(f)(h)
Net investment income (loss)	0.13%	0.17%		0.52%		0.19	%(f)	(0.04%)		2.13	%(f)
Supplemental data
Net assets, end of period (in thousands)	$55,804	$62,663		$59,098		$55,276		$3,765		$3
Portfolio turnover	23%	19%		34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA SMALL CAP CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$20.51		$19.37		$15.57
Income from investment operations:
Net investment loss	(0.02)		(0.02)		(0.05)
Net realized and unrealized gain (loss)	(1.26)		2.86		4.45
Total from investment operations	(1.28)		2.84		4.40
Less distributions to shareholders:
Net investment income	(0.03)		(0.04)		(0.11)
Net realized gains	(1.57)		(1.66)		(0.49)
Total distributions to shareholders	(1.60)		(1.70)		(0.60)
Net asset value, end of period	$17.63		$20.51		$19.37
Total return	(6.56%)		15.02%		29.18%
Ratios to average net assets(b)
Total gross expenses	1.11%		1.10	%(c)	1.12	%(c)(d)
Total net expenses(e)	1.11	%(f)	1.10	%(c)(f)	1.12	%(c)(d)(f)
Net investment loss	(0.09%)		(0.09%)		(0.31	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$6,123		$7,124		$903
Portfolio turnover	23%		19%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA SMALL CAP CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$20.55	$19.38		$15.57
Income from investment operations:
Net investment income (loss)	0.02	0.02		(0.05)
Net realized and unrealized gain (loss)	(1.28)	2.87		4.47
Total from investment operations	(1.26)	2.89		4.42
Less distributions to shareholders:
Net investment income	(0.04)	(0.06)		(0.12)
Net realized gains	(1.57)	(1.66)		(0.49)
Total distributions to shareholders	(1.61)	(1.72)		(0.61)
Net asset value, end of period	$17.68	$20.55		$19.38
Total return	(6.43%)	15.30%		29.36%
Ratios to average net assets(b)
Total gross expenses	0.93%	0.90	%(c)	0.94	%(c)(d)
Total net expenses(e)	0.93%	0.90	%(c)	0.94	%(c)(d)
Net investment income (loss)	0.10%	0.11%		(0.32	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$12,955	$27,726		$16,704
Portfolio turnover	23%	19%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA SMALL CAP CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class T	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$19.16		$18.21		$14.77		$12.75		$13.10		$11.39
Income from investment operations:
Net investment income (loss)	(0.06)		(0.07)		(0.00	)(b)	(0.04)		(0.08)		(0.05)
Net realized and unrealized gain (loss)	(1.19)		2.68		3.99		2.63		(0.27)		1.76
Total from investment operations	(1.25)		2.61		3.99		2.59		(0.35)		1.71
Less distributions to shareholders:
Net investment income	(0.01)		(0.00	)(b)	(0.06)		—		—		—
Net realized gains	(1.57)		(1.66)		(0.49)		(0.57)		—		—
Total distributions to shareholders	(1.58)		(1.66)		(0.55)		(0.57)		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$16.33		$19.16		$18.21		$14.77		$12.75		$13.10
Total return	(6.87%)		14.71%		27.86%		20.44%		(2.67%)		15.01%
Ratios to average net assets(c)
Total gross expenses	1.38%		1.40	%(d)	1.41	%(d)	1.42	%(e)	1.38%		1.35%
Total net expenses(f)	1.38	%(g)	1.40	%(d)(g)	1.41	%(d)(g)	1.41	%(e)(g)	1.35	%(g)	1.35	%(g)
Net investment income	(0.36%)		(0.36%)		(0.01%)		(0.33	%)(e)	(0.56%)		(0.42%)
Supplemental data
Net assets, end of period (in thousands)	$65,184		$78,860		$76,011		$68,074		$63,595		$73,960
Portfolio turnover	23%		19%		34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA SMALL CAP CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class W	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$19.57		$18.57		$15.05		$12.98		$13.32		$13.01
Income from investment operations:
Net investment income (loss)	(0.09)		(0.06)		0.01		(0.04)		(0.07)		0.00	(c)
Net realized and unrealized gain (loss)	(1.18)		2.73		4.06		2.68		(0.27)		0.31
Total from investment operations	(1.27)		2.67		4.07		2.64		(0.34)		0.31
Less distributions to shareholders:
Net investment income	(0.01)		(0.01)		(0.06)		—		—		—
Net realized gains	(1.57)		(1.66)		(0.49)		(0.57)		—		—
Total distributions to shareholders	(1.58)		(1.67)		(0.55)		(0.57)		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$16.72		$19.57		$18.57		$15.05		$12.98		$13.32
Total return	(6.80%)		14.73%		27.93%		20.46%		(2.55%)		2.38%
Ratios to average net assets(d)
Total gross expenses	1.30%		1.35	%(e)	1.36	%(e)	1.38	%(f)	1.32%		1.34	%(f)
Total net expenses(g)	1.30	%(h)	1.35	%(e)(h)	1.36	%(e)(h)	1.36	%(f)(h)	1.29	%(h)	1.34	%(f)(h)
Net investment income (loss)	(0.44%)		(0.32%)		0.05%		(0.27	%)(f)	(0.47%)		1.69	%(f)
Supplemental data
Net assets, end of period (in thousands)	$306		$69,033		$60,353		$60,112		$41,634		$3
Portfolio turnover	23%		19%		34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA SMALL CAP CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$20.63	$19.45		$15.63
Income from investment operations:
Net investment income	0.03	0.03		0.02
Net realized and unrealized gain (loss)	(1.29)	2.88		4.42
Total from investment operations	(1.26)	2.91		4.44
Less distributions to shareholders:
Net investment income	(0.04)	(0.07)		(0.13)
Net realized gains	(1.57)	(1.66)		(0.49)
Total distributions to shareholders	(1.61)	(1.73)		(0.62)
Net asset value, end of period	$17.76	$20.63		$19.45
Total return	(6.39%)	15.33%		29.37%
Ratios to average net assets(b)
Total gross expenses	0.88%	0.87	%(c)	0.88	%(c)(d)
Total net expenses(e)	0.88%	0.87	%(c)	0.88	%(c)(d)
Net investment income	0.17%	0.16%		0.07	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3,024	$14,600		$11,301
Portfolio turnover	23%	19%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA SMALL CAP CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class Z	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$20.33		$19.21		$15.56		$13.36		$13.69		$11.87
Income from investment operations:
Net investment income (loss)	(0.02)		(0.01)		0.05		(0.00	)(b)	(0.04)		(0.02)
Net realized and unrealized gain (loss)	(1.25)		2.83		4.19		2.77		(0.29)		1.84
Total from investment operations	(1.27)		2.82		4.24		2.77		(0.33)		1.82
Less distributions to shareholders:
Net investment income	(0.03)		(0.04)		(0.10)		—		—		—
Net realized gains	(1.57)		(1.66)		(0.49)		(0.57)		—		—
Total distributions to shareholders	(1.60)		(1.70)		(0.59)		(0.57)		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$17.46		$20.33		$19.21		$15.56		$13.36		$13.69
Total return	(6.56%)		15.04%		28.17%		20.86%		(2.41%)		15.33%
Ratios to average net assets(c)
Total gross expenses	1.11%		1.10	%(d)	1.11	%(d)	1.12	%(e)	1.07%		1.05%
Total net expenses(f)	1.11	%(g)	1.10	%(d)(g)	1.11	%(d)(g)	1.11	%(e)(g)	1.05	%(g)	1.05	%(g)
Net investment income (loss)	(0.09%)		(0.06%)		0.30%		(0.03	%)(e)	(0.26%)		(0.12%)
Supplemental data
Net assets, end of period (in thousands)	$239,255		$466,376		$481,061		$442,000		$369,903		$411,684
Portfolio turnover	23%		19%		34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA SMALL CAP CORE FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Small Cap Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Annual Report 2015
29

COLUMBIA SMALL CAP CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in

Annual Report 2015
30

COLUMBIA SMALL CAP CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract

Annual Report 2015
31

COLUMBIA SMALL CAP CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,239,948

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2015:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	2,247,879

*Based on the daily outstanding amounts for the year ended August 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax.

Annual Report 2015
32

COLUMBIA SMALL CAP CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.77% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Annual Report 2015
33

COLUMBIA SMALL CAP CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Transactions with Affiliated Funds

For the year ended August 31, 2015, the Fund engaged in purchase and/or sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $50,664,531. The sale transactions resulted in a net realized loss of $994,802.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.22
Class C	0.22
Class R4	0.22
Class R5	0.05
Class T	0.22
Class W	0.23
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $1,698.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund, respectively.

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34

COLUMBIA SMALL CAP CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Effective January 1, 2015, these fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares. Prior to January 1, 2015, these fees were limited to 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended August 31, 2015 was 0.27% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $40,728 for Class A, $72 for Class B, $3,897 for Class C and $13,120 for Class T shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.38%	1.40%
Class B	2.13	2.15
Class C	2.13	2.15
Class I	0.94	0.98
Class R4	1.13	1.15
Class R5	0.99	1.03
Class T	1.38	1.45
Class W	1.38	1.40
Class Y	0.94	0.98
Class Z	1.13	1.15

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, net operating loss reclassification, former PFIC holdings and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the

Annual Report 2015
35

COLUMBIA SMALL CAP CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$3,383,044
Accumulated net realized gain	(3,383,045)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$4,474,055	$22,124,935
Long-term capital gains	81,642,997	74,802,966
Total	86,117,052	96,927,901

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	167,777
Undistributed long-term capital gains	140,625,152
Net unrealized appreciation	132,222,608

At August 31, 2015, the cost of investments for federal income tax purposes was $403,448,351 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$184,427,792
Unrealized depreciation	(52,205,184)
Net unrealized appreciation	132,222,608

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $211,602,797 and $807,691,693, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2015, one unaffiliated shareholder of record owned 34.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.2% of the outstanding shares of the Fund in

Annual Report 2015
36

COLUMBIA SMALL CAP CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
37

COLUMBIA SMALL CAP CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Small Cap Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Core Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

Annual Report 2015
38

COLUMBIA SMALL CAP CORE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$164,402,945

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
39

COLUMBIA SMALL CAP CORE FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
40

COLUMBIA SMALL CAP CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
41

COLUMBIA SMALL CAP CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
42

COLUMBIA SMALL CAP CORE FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
43

COLUMBIA SMALL CAP CORE FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Small Cap Core Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015
44

COLUMBIA SMALL CAP CORE FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1  Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
45

COLUMBIA SMALL CAP CORE FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the eighty-fourth, seventy-ninth and sixty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services

Annual Report 2015
46

COLUMBIA SMALL CAP CORE FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the

Annual Report 2015
47

COLUMBIA SMALL CAP CORE FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
48

COLUMBIA SMALL CAP CORE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Small Cap Core Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN225_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

COLUMBIA SMALL CAP GROWTH FUND I

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SMALL CAP GROWTH FUND I

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Board Consideration and Approval of Advisory Agreement	44
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice

Annual Report 2015

COLUMBIA SMALL CAP GROWTH FUND I

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small Cap Growth Fund I (the Fund) Class A shares returned 11.87% excluding sales charges for the 12 months ended August 31, 2015.

■  During the same time period, the Fund sharply outperformed the Russell 2000 Growth Index and the Russell 2000 Index, which returned 5.11% and 0.03%, respectively.

■  Stock selection generally accounted for the Fund's significant performance advantage over the Russell 2000 Growth Index. An overweight in health care also aided relative results.

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A*	11/01/05
Excluding sales charges		11.87	14.88	8.64
Including sales charges		5.45	13.53	8.00
Class B*	11/01/05
Excluding sales charges		11.02	14.02	7.84
Including sales charges		6.50	13.78	7.84
Class C*	11/01/05
Excluding sales charges		11.07	14.03	7.84
Including sales charges		10.16	14.03	7.84
Class I*	09/27/10	12.42	15.40	9.02
Class K*	02/28/13	12.08	15.05	8.79
Class R*	09/27/10	11.63	14.61	8.38
Class R4*	11/08/12	12.18	15.19	8.92
Class R5*	02/28/13	12.33	15.33	8.99
Class Y*	07/15/09	12.38	15.38	9.03
Class Z	10/01/96	12.16	15.17	8.91
Russell 2000 Growth Index		5.11	17.83	8.46
Russell 2000 Index		0.03	15.55	7.12

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA SMALL CAP GROWTH FUND I

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA SMALL CAP GROWTH FUND I

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Daniel Cole, CFA

Wayne Collette, CFA

Lawrence Lin, CFA

Rahul Narang

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended August 31, 2015, the Fund's Class A shares returned 11.87% excluding sales charges. During the same time period, the Fund outperformed both the Russell 2000 Growth Index and the Russell 2000 Index, which returned 5.11% and 0.03%, respectively. Stock selection generally accounted for the Fund's significant performance advantage over its benchmarks. An overweight in health care also bolstered relative results.

Markets Turned Volatile as Pressures Mounted

The pace of U.S. economic growth fluctuated during the 12-month period that ended August 31, 2015. Another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar, a widening trade deficit and declining oil prices also took a significant bite out of growth. Yet most of these setbacks proved to be temporary and the U.S. economy rebounded as temperatures warmed. An average of 243,000 new jobs were added monthly to the U.S. workforce, driving the unemployment rate down to 5.1% and bolstering consumer confidence. Manufacturing activity was solid even though the pace of expansion slowed over the year. Home sales were robust. However, stubbornly low inventory levels and rising prices have kept many first-time home buyers out of the market.

As concerns mounted about a sluggish global economy, weakening growth in China and the timing of a Federal Reserve interest rate hike, the financial markets turned volatile. Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half. Large-cap stocks edged out mid-cap and small-cap stocks, while growth stocks significantly outperformed value. Within the Russell 2000 Growth Index, health care stocks posted the biggest gains, while energy stocks fell sharply.

Stock Selection Aided Fund Results

Stock selection was particularly strong in the consumer discretionary and industrials sectors. Gains from these sectors were more than enough to offset disappointments in consumer staples and telecommunication services. Skechers U.S.A., in the consumer discretionary sector, was the Fund's top contributor for the period. The maker of lifestyle and performance footwear reported results that beat consensus estimates despite foreign exchange headwinds and unseasonable weather. The Skechers brand remains in high demand across all geographies and demographics, and we believe that the company's opportunities to expand distribution and increase penetration around the globe remain plentiful. Eros International, also in the consumer discretionary sector, was another top contributor for the period. The company produces, acquires and distributes Indian language films in multiple formats worldwide. Eros Now, the company's digital, subscription-based service for movies, TV shows and music has garnered more than 19 million registered users. The company is also collaborating with Chinese firms to co-produce and distribute Sino-Indian films. Both Skechers and Eros fit the profile of companies with the traits we look for: A significant runway for growth, rising economic momentum and robust cashflow growth. We believe the

Annual Report 2015
4

COLUMBIA SMALL CAP GROWTH FUND I

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

management teams of each company have shown an aptitude for good capital allocation decisions. We continue to own both stocks.

In the industrials sector, the Fund's airline holdings were particularly strong performers, especially Alaska Air and JetBlue Airways. Alaska Air reported earnings that exceeded consensus estimates and revenue that was in line with expectations, as higher ancillary fees offset weaker pricing. Lower labor and fuel costs boosted profitability. JetBlue's new CEO unveiled initiatives aimed to improve revenue growth and slow cost inflation over the next four years, which, coupled with improved return on invested capital, was well received by investors. We took profits in JetBlue but continue to own Alaska Air. The growth of its franchise out of the Seattle market continues to expand and the low cost nature of its operations, combined with what we believe to be management's top notch capital allocation decision-making, have the potential to continue to bolster the economic momentum of the company.

A strengthening U.S. dollar, increasing supply and lower demand gripped the energy markets and resulted in a drastic decline in oil prices, which left the energy sector down more than 50% for the period. Several energy holdings detracted from relative results, including Carrizo Oil & Gas and U.S. Silica Holdings. Despite these two major disappointments, we avoided some of the hardest hit names in the Russell 2000 Growth Index. We exited U.S. Silica last fall because we foresaw the impact that sinking crude oil prices would have on the company's high fixed-cost operations. Since that time, we believe the company's core product, fracking sand, has grown in importance. In this business, the network and logistics capabilities are essential in creating competitive advantage vs. less advantaged peers, and we see the potential for fracking sand usage to grow in intensity over time. We see the potential for the multiple current providers to consolidate to a handful of the best positioned players, and we believe that U.S. Silica is one of them. As a result, we slowly started to rebuild the Fund's position in the stock.

Constant Contact was another disappointment during the period. The company provides online marketing tools for small businesses and organizations, including an online marketing platform. The company reported increased customer attrition, reduced partner contributions and weakened conversion rates, which helped drive a revenue shortfall and a downward revision to earnings guidance for the year. Typical of our investment process, we periodically review our confidence in the underlying economics of the businesses we have invested in as well as the duration of the competitive advantage period and growth of these companies. Because our confidence in the duration of Constant Contact's financial return profile waned, we sold the stock.

Looking Ahead

At this time, we see three challenges facing markets that intersect, which were brought into sharp focus by the recent Chinese currency devaluation.

Top Ten Holdings (%) (at August 31, 2015)
Align Technology, Inc.	2.1
Euronet Worldwide, Inc.	2.0
Sovran Self Storage, Inc.	1.9
Webster Financial Corp.	1.8
Eros International PLC	1.7
CEB, Inc.	1.7
Akorn, Inc.	1.6
PTC, Inc.	1.6
QLIK Technologies, Inc.	1.6
Team Health Holdings, Inc.	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at August 31, 2015)
Common Stocks	97.7
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

COLUMBIA SMALL CAP GROWTH FUND I

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	18.9
Consumer Staples	2.1
Energy	2.9
Financials	7.5
Health Care	27.5
Industrials	11.8
Information Technology	24.1
Materials	5.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

First, the equity market is still digesting a big increase in energy supply brought to market by U.S. shale producers. Second, improved economic data has put pressure on the Federal Reserve to hike short-term interest rates. Third, China's economy continues to slow, which has put additional pressure on commodity prices and resulted in a collapse in the value of Chinese domestic equities and equities around the globe. We believe that the recent market correction provides investors with a better entry point for building positions in long-term assets. Against that backdrop, we believe the Fund is currently well positioned to benefit from our bottom-up, fundamental research process, which favors high-quality companies with sustainable competitive advantages and durable long-term growth prospects, which are in the sweet spot of their profit lifecycle and cashflow production.

Annual Report 2015
6

COLUMBIA SMALL CAP GROWTH FUND I

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.50	1,018.45	6.96	6.96	1.36
Class B	1,000.00	1,000.00	1,015.50	1,014.65	10.78	10.77	2.11
Class C	1,000.00	1,000.00	1,015.90	1,014.65	10.78	10.77	2.11
Class I	1,000.00	1,000.00	1,022.10	1,020.68	4.71	4.71	0.92
Class K	1,000.00	1,000.00	1,020.50	1,019.16	6.25	6.24	1.22
Class R	1,000.00	1,000.00	1,018.50	1,017.18	8.24	8.23	1.61
Class R4	1,000.00	1,000.00	1,021.00	1,019.72	5.69	5.68	1.11
Class R5	1,000.00	1,000.00	1,021.80	1,020.43	4.97	4.97	0.97
Class Y	1,000.00	1,000.00	1,021.70	1,020.68	4.71	4.71	0.92
Class Z	1,000.00	1,000.00	1,020.80	1,019.72	5.68	5.68	1.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
7

COLUMBIA SMALL CAP GROWTH FUND I

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 97.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 18.4%
Hotels, Restaurants & Leisure 10.6%
Bojangles', Inc.(a)	83,438	1,737,179
Buffalo Wild Wings, Inc.(a)	14,200	2,693,456
Chuy's Holdings, Inc.(a)	138,800	4,252,832
Domino's Pizza, Inc.	47,617	5,044,545
Fiesta Restaurant Group, Inc.(a)	83,559	4,314,987
Habit Restaurants, Inc. (The), Class A(a)	195,400	4,869,368
Marriott Vacations Worldwide Corp.	58,400	4,146,984
Papa John's International, Inc.	31,500	2,118,375
Planet Fitness, Inc., Class A(a)	139,825	2,490,283
Red Robin Gourmet Burgers, Inc.(a)	62,100	4,892,859
Six Flags Entertainment Corp.	145,680	6,551,230
Sonic Corp.	130,400	3,520,800
Texas Roadhouse, Inc.	79,800	2,872,002
Wingstop, Inc.(a)	55,003	1,504,882
Zoe's Kitchen, Inc.(a)	63,400	2,189,836
Total		53,199,618
Household Durables 0.4%
TopBuild Corp.(a)	55,700	1,766,804
Internet & Catalog Retail 0.6%
Liberty TripAdvisor Holdings, Inc., Class A(a)	125,000	3,171,250
Leisure Products 1.3%
Smith & Wesson Holding Corp.(a)	353,500	6,391,280
Media 2.0%
Eros International PLC(a)	258,316	8,555,426
IMAX Corp.(a)	55,400	1,736,790
Total		10,292,216
Specialty Retail 2.1%
DSW, Inc., Class A	141,700	4,207,073
Lithia Motors, Inc., Class A	38,100	4,061,460
Tile Shop Holdings, Inc.(a)	206,200	2,453,780
Total		10,722,313
Textiles, Apparel & Luxury Goods 1.4%
Skechers U.S.A., Inc., Class A(a)	51,400	7,234,036
Total Consumer Discretionary		92,777,517
CONSUMER STAPLES 2.0%
Food & Staples Retailing 2.0%
Smart & Final Stores, Inc.(a)	335,178	5,463,401

Common Stocks (continued)

Issuer	Shares	Value ($)
Sprouts Farmers Market, Inc.(a)	234,200	4,770,654
Total		10,234,055
Total Consumer Staples		10,234,055
ENERGY 2.9%
Energy Equipment & Services 0.7%
US Silica Holdings, Inc.	163,600	3,288,360
Oil, Gas & Consumable Fuels 2.2%
Carrizo Oil & Gas, Inc.(a)	93,914	3,421,287
Matador Resources Co.(a)	248,100	5,683,971
Western Refining, Inc.	48,500	2,086,470
Total		11,191,728
Total Energy		14,480,088
FINANCIALS 7.4%
Banks 1.8%
Webster Financial Corp.	251,900	8,912,222
Capital Markets 0.5%
HFF, Inc., Class A	68,300	2,481,339
Consumer Finance 0.8%
PRA Group, Inc.(a)	72,778	3,878,340
Diversified Financial Services 0.5%
MarkeTaxess Holdings, Inc.	27,300	2,468,466
Real Estate Investment Trusts (REITs) 2.9%
CyrusOne, Inc.	69,848	2,211,387
Sovran Self Storage, Inc.	106,800	9,583,164
STORE Capital Corp.	135,392	2,729,503
Total		14,524,054
Thrifts & Mortgage Finance 0.9%
Radian Group, Inc.	263,700	4,741,326
Total Financials		37,005,747
HEALTH CARE 26.9%
Biotechnology 9.4%
AMAG Pharmaceuticals, Inc.(a)	48,800	3,051,952
Anacor Pharmaceuticals, Inc.(a)	26,900	3,508,029
Arena Pharmaceuticals, Inc.(a)	235,600	638,476
ARIAD Pharmaceuticals, Inc.(a)	97,400	919,456
Arrowhead Research Corp.(a)	148,100	878,233
Bluebird Bio, Inc.(a)	10,300	1,370,621
Blueprint Medicines Corp.(a)	68,959	1,886,718

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA SMALL CAP GROWTH FUND I

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Celldex Therapeutics, Inc.(a)	70,200	1,041,768
Clovis Oncology, Inc.(a)	26,000	2,024,360
Curis, Inc.(a)	447,200	1,171,664
Dyax Corp.(a)	114,900	2,644,998
Dynavax Technologies Corp.(a)	88,291	2,503,933
Exelixis, Inc.(a)	164,300	977,585
Heron Therapeutics, Inc.(a)	67,518	2,596,742
Insmed, Inc.(a)	47,700	1,165,788
Insys Therapeutics, Inc.(a)	53,700	1,740,954
Keryx Biopharmaceuticals, Inc.(a)	107,700	665,586
Merrimack Pharmaceuticals, Inc.(a)	102,000	1,029,180
Neurocrine Biosciences, Inc.(a)	53,100	2,462,778
Novavax, Inc.(a)	425,463	4,582,236
PTC Therapeutics, Inc.(a)	11,600	443,004
Spark Therapeutics, Inc.(a)	16,741	730,075
TESARO, Inc.(a)	44,896	2,311,246
Tokai Pharmaceuticals, Inc.(a)	103,600	1,223,516
Ultragenyx Pharmaceutical, Inc.(a)	40,446	4,514,583
vTv Therapeutics, Inc., Class A(a)	156,725	1,366,642
Total		47,450,123
Health Care Equipment & Supplies 3.5%
Align Technology, Inc.(a)	185,746	10,513,224
ICU Medical, Inc.(a)	41,100	4,665,672
Natus Medical, Inc.(a)	62,914	2,559,341
Total		17,738,237
Health Care Providers & Services 6.6%
Air Methods Corp.(a)	88,600	3,318,070
Amsurg Corp.(a)	15,500	1,215,510
Diplomat Pharmacy, Inc.(a)	54,886	2,167,448
HealthEquity, Inc.(a)	156,632	4,592,450
HealthSouth Corp.	116,700	4,983,090
LHC Group, Inc.(a)	37,412	1,619,940
Molina Healthcare, Inc.(a)	62,400	4,654,416
Team Health Holdings, Inc.(a)	135,063	7,933,601
WellCare Health Plans, Inc.(a)	30,600	2,774,502
Total		33,259,027
Health Care Technology 1.9%
HealthStream, Inc.(a)	104,900	2,606,765
Medidata Solutions, Inc.(a)	51,700	2,482,634

Common Stocks (continued)

Issuer	Shares	Value ($)
Veeva Systems Inc., Class A(a)	166,600	4,314,940
Total		9,404,339
Life Sciences Tools & Services 1.4%
ICON PLC(a)	60,974	4,694,998
INC Research Holdings, Inc. Class A(a)	53,505	2,194,240
Total		6,889,238
Pharmaceuticals 4.1%
Aerie Pharmaceuticals, Inc.(a)	151,400	2,393,634
Akorn, Inc.(a)	203,600	8,101,244
Catalent, Inc.(a)	137,767	4,379,613
Flex Pharma, Inc.(a)	105,308	1,266,855
Phibro Animal Health Corp., Class A	130,766	4,616,040
Total		20,757,386
Total Health Care		135,498,350
INDUSTRIALS 11.5%
Aerospace & Defense 1.2%
Teledyne Technologies, Inc.(a)	58,700	5,747,317
Airlines 2.2%
Alaska Air Group, Inc.	66,542	4,981,334
Allegiant Travel Co.	31,000	6,301,060
Total		11,282,394
Commercial Services & Supplies 1.1%
ARC Document Solutions, Inc.(a)	479,000	3,180,560
MiX Telematics Ltd., ADR(a)	342,908	2,084,881
Total		5,265,441
Electrical Equipment 1.4%
EnerSys	60,800	3,250,976
Generac Holdings, Inc.(a)	127,500	3,942,300
Total		7,193,276
Machinery 2.5%
John Bean Technologies Corp.	72,455	2,399,710
Mueller Water Products, Inc., Class A	598,300	5,354,785
Watts Water Technologies, Inc., Class A	89,500	4,909,075
Total		12,663,570
Professional Services 2.3%
CEB, Inc.	114,600	8,207,652
Wageworks, Inc.(a)	77,800	3,486,218
Total		11,693,870

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA SMALL CAP GROWTH FUND I

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 0.8%
Swift Transportation Co.(a)	213,737	4,165,734
Total Industrials		58,011,602
INFORMATION TECHNOLOGY 23.6%
Communications Equipment 1.5%
Arris Group, Inc.(a)	88,000	2,324,960
Infinera Corp.(a)	64,700	1,411,754
Netscout Systems, Inc.(a)	97,900	3,578,245
Total		7,314,959
Electronic Equipment, Instruments & Components 1.4%
Littelfuse, Inc.	50,800	4,559,300
Methode Electronics, Inc.	101,100	2,686,227
Total		7,245,527
Internet Software & Services 2.9%
comScore, Inc.(a)	133,400	6,964,814
Cvent, Inc.(a)	69,300	2,185,722
j2 Global, Inc.	36,400	2,532,712
LogMeIn, Inc.(a)	48,300	3,011,022
Total		14,694,270
IT Services 3.6%
CoreLogic, Inc.(a)	162,600	6,170,670
Euronet Worldwide, Inc.(a)	152,100	9,805,887
MAXIMUS, Inc.	39,100	2,367,505
Total		18,344,062
Semiconductors & Semiconductor Equipment 4.0%
Cavium, Inc.(a)	52,700	3,584,654
Microsemi Corp.(a)	148,100	4,703,656
Monolithic Power Systems, Inc.	52,300	2,515,107
Power Integrations, Inc.	76,400	2,998,700
Rambus, Inc.(a)	215,900	2,899,537
Silicon Laboratories, Inc.(a)	80,400	3,495,792
Total		20,197,446
Software 9.1%
A10 Networks, Inc.(a)	597,768	3,969,180
Aspen Technology, Inc.(a)	52,039	1,970,717
Barracuda Networks, Inc.(a)	166,397	4,374,577

Common Stocks (continued)

Issuer	Shares	Value ($)
BroadSoft, Inc.(a)	84,400	2,663,664
Fortinet, Inc.(a)	140,500	5,920,670
Guidewire Software, Inc.(a)	110,400	6,172,464
Manhattan Associates, Inc.(a)	76,600	4,479,568
PTC, Inc.(a)	243,400	8,061,408
QLIK Technologies, Inc.(a)	210,900	7,984,674
Total		45,596,922
Technology Hardware, Storage & Peripherals 1.1%
Electronics for Imaging, Inc.(a)	122,200	5,348,694
Total Information Technology		118,741,880
MATERIALS 5.1%
Chemicals 1.3%
Innospec, Inc.	75,900	3,726,690
PolyOne Corp.	85,300	2,769,691
Total		6,496,381
Construction Materials 2.6%
Eagle Materials, Inc.	54,600	4,467,918
Headwaters, Inc.(a)	239,400	4,831,092
US Concrete, Inc.(a)	73,400	3,800,652
Total		13,099,662
Paper & Forest Products 1.2%
Clearwater Paper Corp.(a)	107,623	6,033,345
Total Materials		25,629,388
Total Common Stocks (Cost: $425,665,044)		492,378,627

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(b)(c)	11,368,067	11,368,067
Total Money Market Funds (Cost: $11,368,067)		11,368,067
Total Investments (Cost: $437,033,111)		503,746,694
Other Assets & Liabilities, Net		(506,278)
Net Assets		503,240,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA SMALL CAP GROWTH FUND I

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,000,963	460,489,490	(469,122,386)	11,368,067	13,389	11,368,067

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA SMALL CAP GROWTH FUND I

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	92,777,517	—	—	92,777,517
Consumer Staples	10,234,055	—	—	10,234,055
Energy	14,480,088	—	—	14,480,088
Financials	37,005,747	—	—	37,005,747
Health Care	135,498,350	—	—	135,498,350
Industrials	58,011,602	—	—	58,011,602
Information Technology	118,741,880	—	—	118,741,880
Materials	25,629,388	—	—	25,629,388
Total Common Stocks	492,378,627	—	—	492,378,627
Money Market Funds	—	11,368,067	—	11,368,067
Total Investments	492,378,627	11,368,067	—	503,746,694

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	20,000,963	20,000,963	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $425,665,044)	$492,378,627
Affiliated issuers (identified cost $11,368,067)	11,368,067
Total investments (identified cost $437,033,111)	503,746,694
Cash	306
Receivable for:
Investments sold	3,512,039
Capital shares sold	2,308,273
Dividends	67,865
Prepaid expenses	4,938
Trustees' deferred compensation plan	87,284
Total assets	509,727,399
Liabilities
Payable for:
Investments purchased	5,544,683
Capital shares purchased	614,617
Investment management fees	33,046
Distribution and/or service fees	5,802
Transfer agent fees	74,225
Administration fees	3,346
Plan administration fees	9
Compensation of board members	48,989
Chief compliance officer expenses	46
Other expenses	74,936
Trustees' deferred compensation plan	87,284
Total liabilities	6,486,983
Net assets applicable to outstanding capital stock	$503,240,416
Represented by
Paid-in capital	$276,451,642
Excess of distributions over net investment income	(1,336,691)
Accumulated net realized gain	161,411,882
Unrealized appreciation (depreciation) on:
Investments	66,713,583
Total — representing net assets applicable to outstanding capital stock	$503,240,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$202,565,888
Shares outstanding	7,441,268
Net asset value per share	$27.22
Maximum offering price per share(a)	$28.88
Class B
Net assets	$1,517,139
Shares outstanding	61,016
Net asset value per share	$24.86
Class C
Net assets	$16,809,716
Shares outstanding	676,002
Net asset value per share	$24.87
Class I
Net assets	$48,780,215
Shares outstanding	1,725,395
Net asset value per share	$28.27
Class K
Net assets	$41,319
Shares outstanding	1,482
Net asset value per share(b)	$27.89
Class R
Net assets	$1,705,500
Shares outstanding	63,201
Net asset value per share	$26.99
Class R4
Net assets	$69,036
Shares outstanding	2,406
Net asset value per share	$28.69
Class R5
Net assets	$11,990,323
Shares outstanding	426,620
Net asset value per share	$28.11
Class Y
Net assets	$3,822,800
Shares outstanding	135,357
Net asset value per share	$28.24

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class Z
Net assets	$215,938,480
Shares outstanding	7,716,769
Net asset value per share	$27.98

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$2,778,682
Dividends — affiliated issuers	13,389
Foreign taxes withheld	(14,165)
Total income	2,777,906
Expenses:
Investment management fees	5,347,823
Distribution and/or service fees
Class A	525,345
Class B	21,888
Class C	176,269
Class R	9,950
Transfer agent fees
Class A	431,780
Class B	4,537
Class C	36,216
Class K	20
Class R	4,101
Class R4	189
Class R5	4,535
Class Z	808,945
Administration fees	540,729
Plan administration fees
Class K	100
Compensation of board members	34,780
Custodian fees	24,986
Printing and postage fees	76,936
Registration fees	111,200
Professional fees	47,869
Chief compliance officer expenses	329
Other	32,117
Total expenses	8,240,644
Expense reductions	(7,834)
Total net expenses	8,232,810
Net investment loss	(5,454,904)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	187,014,108
Foreign currency translations	(1,164)
Net realized gain	187,012,944
Net change in unrealized appreciation (depreciation) on:
Investments	(107,098,517)
Net change in unrealized depreciation	(107,098,517)
Net realized and unrealized gain	79,914,427
Net increase in net assets resulting from operations	$74,459,523

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations
Net investment loss	$(5,454,904)	$(8,953,804)
Net realized gain	187,012,944	221,702,496
Net change in unrealized depreciation	(107,098,517)	(154,639,421)
Net increase in net assets resulting from operations	74,459,523	58,109,271
Distributions to shareholders
Net realized gains
Class A	(35,687,202)	(39,108,125)
Class B	(447,283)	(586,455)
Class C	(3,197,524)	(3,537,546)
Class I	(8,892,749)	(14,193,780)
Class K	(6,356)	(7,689)
Class R	(347,538)	(506,567)
Class R4	(18,284)	(80,948)
Class R5	(1,395,590)	(304,366)
Class Y	(760,513)	(2,212,647)
Class Z	(93,625,792)	(151,266,634)
Total distributions to shareholders	(144,378,831)	(211,804,757)
Decrease in net assets from capital stock activity	(462,207,963)	(194,913,273)
Proceeds from regulatory settlements (Note 6)	2,181,933	—
Increase from payment by affiliate (Note 7)	—	30,476
Total decrease in net assets	(529,945,338)	(348,578,283)
Net assets at beginning of year	1,033,185,754	1,381,764,037
Net assets at end of year	$503,240,416	$1,033,185,754
Excess of distributions over net investment income	$(1,336,691)	$(5,834,528)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	362,024	9,427,704	428,226	13,792,504
Distributions reinvested	1,240,559	30,455,715	1,078,480	33,659,359
Redemptions	(1,531,621)	(41,545,932)	(1,761,759)	(56,199,184)
Net increase (decrease)	70,962	(1,662,513)	(255,053)	(8,747,321)
Class B shares
Subscriptions	1,782	41,107	1,994	60,818
Distributions reinvested	17,537	395,459	18,325	537,478
Redemptions(a)	(55,350)	(1,388,961)	(46,512)	(1,376,009)
Net decrease	(36,031)	(952,395)	(26,193)	(777,713)
Class C shares
Subscriptions	36,712	870,747	39,925	1,221,685
Distributions reinvested	115,796	2,611,190	97,909	2,871,685
Redemptions	(159,493)	(4,035,891)	(176,435)	(5,195,132)
Net decrease	(6,985)	(553,954)	(38,601)	(1,101,762)
Class I shares
Subscriptions	200,109	5,941,104	708,290	25,458,120
Distributions reinvested	350,095	8,892,421	443,841	14,189,583
Redemptions	(1,927,577)	(57,525,171)	(336,410)	(11,801,003)
Net increase (decrease)	(1,377,373)	(42,691,646)	815,721	27,846,700
Class K shares
Subscriptions	—	—	290	9,715
Distributions reinvested	239	5,994	176	5,604
Redemptions	—	—	(645)	(19,765)
Net increase (decrease)	239	5,994	(179)	(4,446)
Class R shares
Subscriptions	12,190	336,675	21,902	715,818
Distributions reinvested	13,623	332,117	15,609	485,754
Redemptions	(48,090)	(1,336,240)	(62,044)	(1,995,578)
Net decrease	(22,277)	(667,448)	(24,533)	(794,006)
Class R4 shares
Subscriptions	1,118	34,221	4,821	171,202
Distributions reinvested	694	17,911	2,478	80,486
Redemptions	(4,843)	(136,597)	(25,568)	(908,018)
Net decrease	(3,031)	(84,465)	(18,269)	(656,330)
Class R5 shares
Subscriptions	428,294	12,667,330	158,905	5,432,901
Distributions reinvested	55,212	1,395,209	9,545	303,146
Redemptions	(80,834)	(2,232,192)	(178,284)	(5,268,360)
Net increase (decrease)	402,672	11,830,347	(9,834)	467,687
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	162,599	4,739,379	169,483	5,009,648
Distributions reinvested	29,938	760,120	69,217	2,212,174
Redemptions	(205,912)	(5,532,176)	(524,663)	(16,131,735)
Net decrease	(13,375)	(32,677)	(285,963)	(8,909,913)
Class Z shares
Subscriptions	1,039,444	28,864,010	2,738,201	91,592,400
Distributions reinvested	2,585,855	65,137,683	2,963,509	94,269,227
Redemptions	(19,013,407)	(521,400,899)	(12,162,480)	(388,097,796)
Net decrease	(15,388,108)	(427,399,206)	(6,460,770)	(202,236,169)
Total net decrease	(16,373,307)	(462,207,963)	(6,303,674)	(194,913,273)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$29.40		$33.32		$29.55		$29.94		$23.55
Income from investment operations:
Net investment loss	(0.27)		(0.28)		(0.23)		(0.15)		(0.31)
Net realized and unrealized gain	3.09		1.71		6.90		2.56		6.70
Total from investment operations	2.82		1.43		6.67		2.41		6.39
Less distributions to shareholders:
Net realized gains	(5.11)		(5.35)		(2.90)		(2.80)		—
Total distributions to shareholders	(5.11)		(5.35)		(2.90)		(2.80)		—
Proceeds from regulatory settlements	0.11		—		—		—		—
Net asset value, end of period	$27.22		$29.40		$33.32		$29.55		$29.94
Total return	11.87	%(a)	3.35%		25.12%		8.81%		27.13%
Ratios to average net assets(b)
Total gross expenses	1.36%		1.30	%(c)	1.31%		1.33%		1.30%
Total net expenses(d)	1.36	%(e)	1.30	%(c)(e)	1.31	%(e)	1.31	%(e)	1.30	%(e)
Net investment loss	(0.98%)		(0.88%)		(0.74%)		(0.53%)		(1.00%)
Supplemental data
Net assets, end of period (in thousands)	$202,566		$216,670		$254,055		$61,032		$91,234
Portfolio turnover	117%		148%		104%		113%		113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$27.47		$31.44		$28.19		$28.82		$22.84
Income from investment operations:
Net investment loss	(0.43)		(0.49)		(0.42)		(0.35)		(0.53)
Net realized and unrealized gain	2.83		1.62		6.52		2.45		6.51
Total from investment operations	2.40		1.13		6.10		2.10		5.98
Less distributions to shareholders:
Net realized gains	(5.11)		(5.10)		(2.85)		(2.73)		—
Total distributions to shareholders	(5.11)		(5.10)		(2.85)		(2.73)		—
Proceeds from regulatory settlements	0.10		—		—		—		—
Net asset value, end of period	$24.86		$27.47		$31.44		$28.19		$28.82
Total return	11.02	%(a)	2.57%		24.20%		7.99%		26.18%
Ratios to average net assets(b)
Total gross expenses	2.11%		2.05	%(c)	2.06%		2.08%		2.05%
Total net expenses(d)	2.11	%(e)	2.05	%(c)(e)	2.06	%(e)	2.06	%(e)	2.05	%(e)
Net investment loss	(1.71%)		(1.64%)		(1.46%)		(1.27%)		(1.76%)
Supplemental data
Net assets, end of period (in thousands)	$1,517		$2,666		$3,874		$1,428		$1,974
Portfolio turnover	117%		148%		104%		113%		113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$27.47		$31.44		$28.19		$28.82		$22.84
Income from investment operations:
Net investment loss	(0.44)		(0.49)		(0.41)		(0.35)		(0.53)
Net realized and unrealized gain	2.85		1.62		6.51		2.45		6.51
Total from investment operations	2.41		1.13		6.10		2.10		5.98
Less distributions to shareholders:
Net realized gains	(5.11)		(5.10)		(2.85)		(2.73)		—
Total distributions to shareholders	(5.11)		(5.10)		(2.85)		(2.73)		—
Proceeds from regulatory settlements	0.10		—		—		—		—
Net asset value, end of period	$24.87		$27.47		$31.44		$28.19		$28.82
Total return	11.07	%(a)	2.57%		24.20%		7.99%		26.18%
Ratios to average net assets(b)
Total gross expenses	2.11%		2.05	%(c)	2.06%		2.07%		2.05%
Total net expenses(d)	2.11	%(e)	2.05	%(c)(e)	2.06	%(e)	2.06	%(e)	2.05	%(e)
Net investment loss	(1.72%)		(1.63%)		(1.42%)		(1.27%)		(1.75%)
Supplemental data
Net assets, end of period (in thousands)	$16,810		$18,762		$22,685		$11,287		$15,864
Portfolio turnover	117%		148%		104%		113%		113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I	2015		2014		2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$30.21		$34.10		$30.09	$30.45	$26.86
Income from investment operations:
Net investment loss	(0.15)		(0.14)		(0.04)	(0.02)	(0.17)
Net realized and unrealized gain	3.19		1.73		6.99	2.59	3.76
Total from investment operations	3.04		1.59		6.95	2.57	3.59
Less distributions to shareholders:
Net realized gains	(5.11)		(5.49)		(2.94)	(2.93)	—
Total distributions to shareholders	(5.11)		(5.49)		(2.94)	(2.93)	—
Proceeds from regulatory settlements	0.13		—		—	—	—
Increase from payment by affiliate	—		0.01		—	—	—
Net asset value, end of period	$28.27		$30.21		$34.10	$30.09	$30.45
Total return	12.42	%(b)	3.82	%(c)	25.69%	9.27%	13.37%
Ratios to average net assets(d)
Total gross expenses	0.91%		0.86	%(e)	0.87%	0.88%	0.88	%(f)
Total net expenses(g)	0.91%		0.86	%(e)	0.87%	0.88%	0.88	%(f)(h)
Net investment loss	(0.52%)		(0.42%)		(0.12%)	(0.06%)	(0.57	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$48,780		$93,740		$77,983	$90,936	$90,132
Portfolio turnover	117%		148%		104%	113%	113%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class K	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$29.95		$33.85		$29.28
Income from investment operations:
Net investment loss	(0.23)		(0.24)		(0.11)
Net realized and unrealized gain	3.16		1.74		4.68
Total from investment operations	2.93		1.50		4.57
Less distributions to shareholders:
Net realized gains	(5.11)		(5.40)		—
Total distributions to shareholders	(5.11)		(5.40)		—
Proceeds from regulatory settlements	0.12		—		—
Net asset value, end of period	$27.89		$29.95		$33.85
Total return	12.08	%(b)	3.51%		15.61%
Ratios to average net assets(c)
Total gross expenses	1.21%		1.16	%(d)	1.16	%(e)
Total net expenses(f)	1.21%		1.16	%(d)	1.16	%(e)
Net investment loss	(0.83%)		(0.74%)		(0.68	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$41		$37		$48
Portfolio turnover	117%		148%		104%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$29.25		$33.18		$29.47		$29.88		$26.52
Income from investment operations:
Net investment loss	(0.33)		(0.36)		(0.35)		(0.21)		(0.35)
Net realized and unrealized gain	3.07		1.70		6.93		2.53		3.71
Total from investment operations	2.74		1.34		6.58		2.32		3.36
Less distributions to shareholders:
Net realized gains	(5.11)		(5.27)		(2.87)		(2.73)		—
Total distributions to shareholders	(5.11)		(5.27)		(2.87)		(2.73)		—
Proceeds from regulatory settlements	0.11		—		—		—		—
Net asset value, end of period	$26.99		$29.25		$33.18		$29.47		$29.88
Total return	11.63	%(b)	3.08%		24.85%		8.48%		12.67%
Ratios to average net assets(c)
Total gross expenses	1.61%		1.55	%(d)	1.56%		1.57%		1.55	%(e)
Total net expenses(f)	1.61	%(g)	1.55	%(d)(g)	1.56	%(g)	1.56	%(g)	1.54	%(e)(g)
Net investment loss	(1.22%)		(1.13%)		(1.11%)		(0.74%)		(1.16	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$1,706		$2,500		$3,650		$54		$55
Portfolio turnover	117%		148%		104%		113%		113%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$30.64		$34.52		$29.37
Income from investment operations:
Net investment loss	(0.20)		(0.23)		(0.18)
Net realized and unrealized gain	3.24		1.78		8.25
Total from investment operations	3.04		1.55		8.07
Less distributions to shareholders:
Net realized gains	(5.11)		(5.43)		(2.92)
Total distributions to shareholders	(5.11)		(5.43)		(2.92)
Proceeds from regulatory settlements	0.12		—		—
Net asset value, end of period	$28.69		$30.64		$34.52
Total return	12.18	%(b)	3.59%		30.11%
Ratios to average net assets(c)
Total gross expenses	1.10%		1.04	%(d)	1.09	%(e)
Total net expenses(f)	1.10	%(g)	1.04	%(d)(g)	1.09	%(e)(g)
Net investment loss	(0.68%)		(0.67%)		(0.67	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$69		$167		$818
Portfolio turnover	117%		148%		104%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$30.09		$33.90		$29.28
Income from investment operations:
Net investment loss	(0.16)		(0.14)		(0.07)
Net realized and unrealized gain	3.17		1.80		4.69
Total from investment operations	3.01		1.66		4.62
Less distributions to shareholders:
Net realized gains	(5.11)		(5.48)		—
Total distributions to shareholders	(5.11)		(5.48)		—
Proceeds from regulatory settlements	0.12		—		—
Increase from payment by affiliate	—		0.01		—
Net asset value, end of period	$28.11		$30.09		$33.90
Total return	12.33	%(b)	4.07	%(c)	15.78%
Ratios to average net assets(d)
Total gross expenses	0.96%		0.91	%(e)	0.93	%(f)
Total net expenses(g)	0.96%		0.91	%(e)	0.93	%(f)
Net investment loss	(0.58%)		(0.46%)		(0.41	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$11,990		$721		$1,145
Portfolio turnover	117%		148%		104%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2015		2014		2013	2012	2011
Per share data
Net asset value, beginning of period	$30.19		$34.09		$30.08	$30.44	$23.85
Income from investment operations:
Net investment loss	(0.14)		(0.14)		(0.04)	(0.02)	(0.18)
Net realized and unrealized gain	3.18		1.73		6.99	2.59	6.77
Total from investment operations	3.04		1.59		6.95	2.57	6.59
Less distributions to shareholders:
Net realized gains	(5.11)		(5.49)		(2.94)	(2.93)	—
Total distributions to shareholders	(5.11)		(5.49)		(2.94)	(2.93)	—
Proceeds from regulatory settlements	0.12		—		—	—	—
Net asset value, end of period	$28.24		$30.19		$34.09	$30.08	$30.44
Total return	12.38	%(a)	3.78%		25.70%	9.27%	27.63%
Ratios to average net assets(b)
Total gross expenses	0.90%		0.86	%(c)	0.87%	0.88%	0.88%
Total net expenses(d)	0.90%		0.86	%(c)	0.87%	0.88%	0.88	%(e)
Net investment loss	(0.50%)		(0.43%)		(0.14%)	(0.07%)	(0.58%)
Supplemental data
Net assets, end of period (in thousands)	$3,823		$4,491		$14,817	$12,496	$11,453
Portfolio turnover	117%		148%		104%	113%	113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$30.01		$33.91		$29.98		$30.35		$23.81
Income from investment operations:
Net investment loss	(0.20)		(0.21)		(0.10)		(0.08)		(0.23)
Net realized and unrealized gain	3.16		1.74		6.95		2.59		6.77
Total from investment operations	2.96		1.53		6.85		2.51		6.54
Less distributions to shareholders:
Net realized gains	(5.11)		(5.43)		(2.92)		(2.88)		—
Total distributions to shareholders	(5.11)		(5.43)		(2.92)		(2.88)		—
Proceeds from regulatory settlements	0.12		—		—		—		—
Net asset value, end of period	$27.98		$30.01		$33.91		$29.98		$30.35
Total return	12.16	%(a)	3.61%		25.42%		9.06%		27.47%
Ratios to average net assets(b)
Total gross expenses	1.11%		1.05	%(c)	1.07%		1.07%		1.05%
Total net expenses(d)	1.11	%(e)	1.05	%(c)(e)	1.06	%(e)	1.06	%(e)	1.05	%(e)
Net investment loss	(0.69%)		(0.64%)		(0.34%)		(0.26%)		(0.73%)
Supplemental data
Net assets, end of period (in thousands)	$215,938		$693,432		$1,002,689		$839,982		$951,620
Portfolio turnover	117%		148%		104%		113%		113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

The Fund is closed to new investors and new accounts, subject to certain limited exceptions.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2015
30

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Annual Report 2015
31

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the

Annual Report 2015
32

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.78% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise

Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class K	0.05
Class R	0.21
Class R4	0.21
Class R5	0.05
Class Z	0.21

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2015, the Fund's total potential future obligation over the life of the Guaranty is $21,953. The liability remaining at August 31, 2015 for non-recurring charges associated with the lease amounted to $13,997 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum

Annual Report 2015
33

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

account balance fees reduced total expenses of the Fund by $7,834.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $29,128 for Class A, $305 for Class B and $244 for Class C shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.39%	1.40%
Class B	2.14	2.15
Class C	2.14	2.15
Class I	0.98	1.00
Class K	1.28	1.30
Class R	1.64	1.65
Class R4	1.14	1.15
Class R5	1.03	1.05
Class Y	0.98	1.00
Class Z	1.14	1.15

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, investments in partnerships, net operating loss reclassification, late-year ordinary losses,

Annual Report 2015
34

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

re characterization of distributions for investments and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$9,952,741
Accumulated net realized gain	(7,770,756)
Paid-in capital	(2,181,985)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$—	$41,590,647
Long-term capital gains	144,378,831	170,214,110
Total	$144,378,831	$211,804,757

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$27,499,881
Undistributed long-term capital gains	138,460,851
Capital loss carryforwards	(2,033,760)
Net unrealized appreciation	64,198,496

At August 31, 2015, the cost of investments for federal income tax purposes was $439,548,198 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$87,639,809
Unrealized depreciation	(23,441,313)
Net unrealized appreciation	$64,198,496

The following capital loss carryforwards, determined at August 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	2,033,760

For the year ended August 31, 2015, $2,033,760 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2015, the Fund will elect to treat late-year ordinary losses of $1,203,651 as arising on September 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $789,049,746 and $1,396,551,185, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended August 31, 2015, the Fund recorded a receivable of $2,181,933 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Payments by Affiliates

During the year ended August 31, 2014, the Fund received a payment of $30,476 from the Investment Manager as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in "Increase from payment by affiliate" on the Statement of Changes in Net Assets.

Note 8. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the

Annual Report 2015
35

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 10. Significant Risks

Health Care Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

Shareholder Concentration Risk

At August 31, 2015, one unaffiliated shareholder of record owned 10.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 18.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring

Annual Report 2015
36

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
37

COLUMBIA SMALL CAP GROWTH FUND I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Small Cap Growth Fund I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund I (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

Annual Report 2015
38

COLUMBIA SMALL CAP GROWTH FUND I

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$145,404,667

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
39

COLUMBIA SMALL CAP GROWTH FUND I

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
40

COLUMBIA SMALL CAP GROWTH FUND I

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
41

COLUMBIA SMALL CAP GROWTH FUND I

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
42

COLUMBIA SMALL CAP GROWTH FUND I

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
43

COLUMBIA SMALL CAP GROWTH FUND I

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Small Cap Growth Fund I (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015
44

COLUMBIA SMALL CAP GROWTH FUND I

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
45

COLUMBIA SMALL CAP GROWTH FUND I

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the ninetieth, ninety-third and eighty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services

Annual Report 2015
46

COLUMBIA SMALL CAP GROWTH FUND I

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits

Annual Report 2015
47

COLUMBIA SMALL CAP GROWTH FUND I

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
48

COLUMBIA SMALL CAP GROWTH FUND I

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Small Cap Growth Fund I

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN226_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

COLUMBIA VALUE AND RESTRUCTURING FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA VALUE AND RESTRUCTURING FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Advisory Agreement	40
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VALUE AND RESTRUCTURING FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Value and Restructuring Fund (the Fund) Class A shares returned 1.76% excluding sales charges for the 12-month period that ended August 31, 2015.

■  The Fund outperformed both the S&P 500 Index and the Russell 1000 Value Index, which returned 0.48% and -3.48%, respectively, for the same period.

■  Sector allocation decisions and individual stock selection contributed to the Fund's performance advantage over the Russell 1000 Value Index.

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		1.76	14.39	6.16
Including sales charges		-4.09	13.04	5.54
Class C*	09/28/07
Excluding sales charges		0.98	13.53	5.38
Including sales charges		0.14	13.53	5.38
Class I*	09/27/10	2.21	14.84	6.49
Class R	12/31/04	1.50	14.11	5.89
Class R4*	11/08/12	2.02	14.68	6.42
Class R5*	11/08/12	2.19	14.77	6.46
Class W*	09/27/10	1.81	14.43	6.17
Class Y*	11/08/12	2.22	14.80	6.47
Class Z	12/31/92	2.00	14.67	6.41
S&P 500 Index		0.48	15.87	7.15
Russell 1000 Value Index		-3.48	14.68	6.18

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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COLUMBIA VALUE AND RESTRUCTURING FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Value and Restructuring Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
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COLUMBIA VALUE AND RESTRUCTURING FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Guy Pope, CFA

J. Nicholas Smith, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2015)
Apple, Inc.	4.1
CVS Health Corp.	3.1
Medtronic PLC	3.1
JPMorgan Chase & Co.	2.9
Berkshire Hathaway, Inc., Class B	2.9
American Express Co.	2.8
Verizon Communications, Inc.	2.8
Google, Inc., Class C	2.6
Johnson & Johnson	2.4
Comcast Corp., Class A	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended August 31, 2015, the Fund's Class A shares returned 1.76% excluding sales charges. The Fund outperformed both the S&P 500 Index and the Russell 1000 Value Index, which returned 0.48% and -3.48%, respectively, for the same period. Stock selection within the information technology and health care sectors and a timely underweight of the energy sector aided performance relative to the Russell 1000 Value Index.

Markets Turned Volatile as Pressures Mounted

The pace of U.S. economic growth fluctuated during the 12-month period that ended August 31, 2015. Another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar, a widening trade deficit and declining oil prices also negatively impacted growth. Yet most of these setbacks proved to be temporary, and the U.S. economy rebounded as temperatures warmed. An average of 243,000 new jobs were added monthly to the U.S. workforce, driving the unemployment rate down to 5.1% and bolstering consumer confidence. Manufacturing activity was solid even though the pace of manufacturing growth slowed over the year. Home sales were robust. However, stubbornly low inventory levels and rising prices kept many first-time home buyers out of the market.

As concerns mounted about a sluggish global economy, weakening growth in China and the timing of a Federal Reserve (Fed) interest rate hike, the financial markets turned volatile. Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half. Large-cap stocks edged out mid-cap and small-cap stocks, while growth stocks significantly outperformed value stocks.

Contributors and Detractors

Within the information technology sector, the Fund did well with video game companies Activision Blizzard and Electronic Arts, both of which benefited from a new game console cycle as well as from a secular shift away from video discs in favor of digital platforms, where profit margins tend to be higher. In the semiconductor subsector, Skyworks Solutions and Broadcom were also solid performers. Skyworks is a leading supplier of radio frequency integrated circuits (RFICs) and other semiconductors for the wireless handset market, especially Apple iPhones. After handily beating earnings estimates for several quarters in a row, Skyworks rallied on strong demand for the iPhone 6, which released in September 2015. Broadcom was acquired at a premium by Avago Technologies, which benefited from strong handset demand and increased content within Apple products. Merger and acquisition activity in the health care sector also contributed positively to the Fund's performance. Long-time holding Covidien became part of Medtronic, and shares of Cigna and Perrigo were boosted by buyout offers received during the period.

Within the consumer staples sector, the Fund enjoyed favorable returns from drug-store chains CVS and Walgreen's. CVS achieved double-digit earnings growth through a combination of increased revenues and share repurchases, while Walgreen's new management team undertook an extensive cost-cutting campaign. In addition, the domestic emphasis of

Annual Report 2015
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COLUMBIA VALUE AND RESTRUCTURING FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

both companies insulated them from a rising dollar, unlike many of the multinational companies within the consumer staples sector.

Another key decision for the Fund was to maintain an underweight position in the energy sector. This stance proved especially important as oil prices experienced a sharp decline through much of the period. However, stock selection within energy was less favorable and offset some of the advantage of the sector's underweight. We added to the Fund's energy exposure toward the end of the period, finishing with only a modest underweight.

Stock selection within the gaming industry also detracted from overall performance. China was the major source of the industry's woes, because of a steeper-than-expected economic slowdown and also because of the government's anti-corruption campaign, which hit the gaming industry extremely hard. Fund holdings Wynn Resorts and Las Vegas Sands, each of which has historically enjoyed strong profits from their Macao operations, were both hurt by the anti-corruption campaign. The Fund sold both positions before the close of the reporting period.

Looking Ahead

At this time, we continue to regard equities as an attractive long-term asset class even though the short-term market backdrop has been less forgiving than in previous periods, given higher valuations, decelerating earnings growth and less accommodative monetary policy. The past year has demonstrated that U.S. markets are by no means insulated from weaknesses in overseas economies. We expect the performance of global economies will be closely watched in the year ahead and could bring an extra measure of volatility to the market. In our view, domestically, it appears that all eyes will be on the Fed, which has thus far delayed its long-anticipated move to push short-term interest rates higher. In addition, we believe that investors will further focus in on company fundamentals, which have clearly weakened over the last 12 months.

Portfolio Breakdown (%) (at August 31, 2015)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	11.1
Consumer Staples	8.1
Energy	6.3
Financials	18.8
Health Care	16.2
Industrials	11.7
Information Technology	22.4
Materials	0.6
Telecommunication Services	2.8
Utilities	2.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

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COLUMBIA VALUE AND RESTRUCTURING FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	956.80	1,019.21	6.00	6.19	1.21
Class C	1,000.00	1,000.00	953.10	1,015.41	9.70	10.01	1.96
Class I	1,000.00	1,000.00	959.00	1,021.54	3.72	3.84	0.75
Class R	1,000.00	1,000.00	955.60	1,017.94	7.24	7.47	1.46
Class R4	1,000.00	1,000.00	958.20	1,020.48	4.76	4.92	0.96
Class R5	1,000.00	1,000.00	959.00	1,021.24	4.02	4.15	0.81
Class W	1,000.00	1,000.00	957.30	1,019.56	5.65	5.83	1.14
Class Y	1,000.00	1,000.00	959.40	1,021.49	3.77	3.89	0.76
Class Z	1,000.00	1,000.00	958.00	1,020.48	4.76	4.92	0.96

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

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COLUMBIA VALUE AND RESTRUCTURING FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.0%
Auto Components 1.5%
Delphi Automotive PLC	313,540	23,678,541
Hotels, Restaurants & Leisure 1.3%
Aramark	388,180	12,165,561
McDonald's Corp.	97,250	9,240,695
Total		21,406,256
Household Durables 0.4%
Mohawk Industries, Inc.(a)	35,028	6,899,465
Internet & Catalog Retail 1.3%
Priceline Group, Inc. (The)(a)	17,145	21,407,933
Media 3.4%
CBS Corp., Class B Non Voting	378,880	17,140,531
Comcast Corp., Class A	680,790	38,348,901
Total		55,489,432
Specialty Retail 2.4%
Lowe's Companies, Inc.	391,615	27,088,009
Michaels Companies, Inc. (The)(a)	427,757	11,211,511
Total		38,299,520
Textiles, Apparel & Luxury Goods 0.7%
PVH Corp.	92,805	11,041,939
Total Consumer Discretionary		178,223,086
CONSUMER STAPLES 8.0%
Beverages 3.1%
Diageo PLC, ADR	170,505	18,136,617
PepsiCo, Inc.	337,455	31,359,693
Total		49,496,310
Food & Staples Retailing 3.7%
CVS Health Corp.	485,995	49,765,888
Walgreens Boots Alliance, Inc.	125,435	10,856,399
Total		60,622,287
Tobacco 1.2%
Philip Morris International, Inc.	253,520	20,230,896
Total Consumer Staples		130,349,493
ENERGY 6.2%
Energy Equipment & Services 0.9%
Schlumberger Ltd.	195,830	15,151,367

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 5.3%
Canadian Natural Resources Ltd.	475,340	10,680,890
Chevron Corp.	274,385	22,222,441
ConocoPhillips	206,990	10,173,559
Exxon Mobil Corp.	183,750	13,825,350
Noble Energy, Inc.	129,530	4,327,597
Range Resources Corp.	255,865	9,881,506
Williams Companies, Inc. (The)	306,307	14,763,998
Total		85,875,341
Total Energy		101,026,708
FINANCIALS 18.6%
Banks 8.2%
Bank of America Corp.	1,546,565	25,270,872
Citigroup, Inc.	641,975	34,332,823
JPMorgan Chase & Co.	734,220	47,063,502
Wells Fargo & Co.	486,455	25,942,645
Total		132,609,842
Capital Markets 3.1%
BlackRock, Inc.	83,080	25,129,208
Goldman Sachs Group, Inc. (The)	131,420	24,785,812
Total		49,915,020
Consumer Finance 2.8%
American Express Co.	585,395	44,911,504
Diversified Financial Services 2.8%
Berkshire Hathaway, Inc., Class B(a)	345,740	46,342,990
Insurance 1.5%
Aon PLC	260,680	24,357,939
Real Estate Investment Trusts (REITs) 0.2%
Rayonier, Inc.	174,860	4,021,780
Total Financials		302,159,075
HEALTH CARE 16.1%
Biotechnology 4.2%
Baxalta, Inc.	299,895	10,541,309
Biogen, Inc.(a)	73,740	21,922,902
Celgene Corp.(a)	216,543	25,569,398
Vertex Pharmaceuticals, Inc.(a)	75,031	9,567,953
Total		67,601,562

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VALUE AND RESTRUCTURING FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 5.8%
Abbott Laboratories	635,320	28,773,643
Medtronic PLC	683,472	49,408,191
St. Jude Medical, Inc.	229,686	16,264,065
Total		94,445,899
Health Care Providers & Services 3.4%
Cardinal Health, Inc.	370,112	30,449,114
CIGNA Corp.	170,165	23,957,531
Total		54,406,645
Pharmaceuticals 2.7%
Johnson & Johnson	410,130	38,544,017
Perrigo Co. PLC	28,113	5,143,836
Total		43,687,853
Total Health Care		260,141,959
INDUSTRIALS 11.6%
Aerospace & Defense 3.0%
Honeywell International, Inc.	318,605	31,627,919
United Technologies Corp.	192,225	17,609,732
Total		49,237,651
Air Freight & Logistics 1.2%
FedEx Corp.	125,460	18,895,531
Building Products 0.6%
Fortune Brands Home & Security, Inc.	200,673	9,602,203
Commercial Services & Supplies 1.2%
Tyco International PLC	527,227	19,133,068
Industrial Conglomerates 1.8%
General Electric Co.	1,146,945	28,467,175
Professional Services 3.4%
Dun & Bradstreet Corp. (The)	106,410	11,276,268
IHS, Inc., Class A(a)	78,115	9,062,902
Nielsen Holdings PLC	780,785	35,314,905
Total		55,654,075
Road & Rail 0.4%
Kansas City Southern	71,068	6,590,846
Total Industrials		187,580,549
INFORMATION TECHNOLOGY 22.2%
Communications Equipment 0.3%
QUALCOMM, Inc.	99,050	5,604,249

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet Software & Services 5.9%
Alibaba Group Holding Ltd., ADR(a)	55,570	3,674,288
Facebook, Inc., Class A(a)	278,670	24,921,458
Google, Inc., Class A(a)	38,005	24,620,399
Google, Inc., Class C(a)	68,642	42,437,917
Total		95,654,062
IT Services 2.3%
MasterCard, Inc., Class A	396,012	36,579,629
Semiconductors & Semiconductor Equipment 2.4%
Broadcom Corp., Class A	451,363	23,321,926
Qorvo, Inc.(a)	61,740	3,427,187
Skyworks Solutions, Inc.	134,650	11,761,678
Total		38,510,791
Software 5.4%
Activision Blizzard, Inc.	849,320	24,316,032
Electronic Arts, Inc.(a)	195,490	12,931,663
Intuit, Inc.	149,960	12,859,070
Microsoft Corp.	863,390	37,574,733
Total		87,681,498
Technology Hardware, Storage & Peripherals 5.9%
Apple, Inc.	589,165	66,434,245
EMC Corp.	839,320	20,873,888
Hewlett-Packard Co.	289,060	8,111,024
Total		95,419,157
Total Information Technology		359,449,386
MATERIALS 0.6%
Chemicals 0.6%
LyondellBasell Industries NV, Class A	39,580	3,379,340
Monsanto Co.	58,321	5,695,046
Total		9,074,386
Total Materials		9,074,386
TELECOMMUNICATION SERVICES 2.8%
Diversified Telecommunication Services 2.8%
Verizon Communications, Inc.	972,225	44,732,072
Total Telecommunication Services		44,732,072

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VALUE AND RESTRUCTURING FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 1.9%
Electric Utilities 1.3%
Duke Energy Corp.	140,770	9,982,001
Edison International	190,172	11,121,258
Total		21,103,259
Multi-Utilities 0.6%
DTE Energy Co.	128,689	10,045,464
Total Utilities		31,148,723
Total Common Stocks (Cost: $1,252,364,334)		1,603,885,437

Money Market Funds 0.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(b)(c)	6,183,725	6,183,725
Total Money Market Funds (Cost: $6,183,725)		6,183,725
Total Investments (Cost: $1,258,548,059)		1,610,069,162
Other Assets & Liabilities, Net		10,327,116
Net Assets		1,620,396,278

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	30,285,104	530,583,325	(554,684,704)	6,183,725	26,211	6,183,725

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VALUE AND RESTRUCTURING FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VALUE AND RESTRUCTURING FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	178,223,086	—	—	178,223,086
Consumer Staples	130,349,493	—	—	130,349,493
Energy	101,026,708	—	—	101,026,708
Financials	302,159,075	—	—	302,159,075
Health Care	260,141,959	—	—	260,141,959
Industrials	187,580,549	—	—	187,580,549
Information Technology	359,449,386	—	—	359,449,386
Materials	9,074,386	—	—	9,074,386
Telecommunication Services	44,732,072	—	—	44,732,072
Utilities	31,148,723	—	—	31,148,723
Total Common Stocks	1,603,885,437	—	—	1,603,885,437
Money Market Funds	—	6,183,725	—	6,183,725
Total Investments	1,603,885,437	6,183,725	—	1,610,069,162

See the Portfolio of Investments for all investment classifications not indicated in the table.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	30,285,104	30,285,104	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VALUE AND RESTRUCTURING FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,252,364,334)	$1,603,885,437
Affiliated issuers (identified cost $6,183,725)	6,183,725
Total investments (identified cost $1,258,548,059)	1,610,069,162
Receivable for:
Investments sold	18,081,950
Capital shares sold	529,544
Dividends	2,899,266
Foreign tax reclaims	703
Prepaid expenses	17,033
Trustees' deferred compensation plan	247,262
Total assets	1,631,844,920
Liabilities
Payable for:
Investments purchased	7,276,199
Capital shares purchased	3,449,711
Investment management fees	95,793
Distribution and/or service fees	4,061
Transfer agent fees	283,252
Compensation of board members	1,081
Chief compliance officer expenses	143
Other expenses	91,140
Trustees' deferred compensation plan	247,262
Total liabilities	11,448,642
Net assets applicable to outstanding capital stock	$1,620,396,278
Represented by
Paid-in capital	$1,081,200,869
Undistributed net investment income	31,205,553
Accumulated net realized gain	156,468,753
Unrealized appreciation (depreciation) on:
Investments	351,521,103
Total — representing net assets applicable to outstanding capital stock	$1,620,396,278

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA VALUE AND RESTRUCTURING FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$76,611,151
Shares outstanding	1,695,749
Net asset value per share	$45.18
Maximum offering price per share(a)	$47.94
Class C
Net assets	$25,598,869
Shares outstanding	574,952
Net asset value per share	$44.52
Class I
Net assets	$2,319
Shares outstanding	51
Net asset value per share(b)	$45.04
Class R
Net assets	$8,354,897
Shares outstanding	185,263
Net asset value per share	$45.10
Class R4
Net assets	$5,336,622
Shares outstanding	115,940
Net asset value per share	$46.03
Class R5
Net assets	$18,039,275
Shares outstanding	391,767
Net asset value per share	$46.05
Class W
Net assets	$2,325
Shares outstanding	51
Net asset value per share(b)	$45.16
Class Y
Net assets	$1,105,091
Shares outstanding	24,047
Net asset value per share	$45.96
Class Z
Net assets	$1,485,345,729
Shares outstanding	32,896,062
Net asset value per share	$45.15

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VALUE AND RESTRUCTURING FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$71,946,431
Dividends — affiliated issuers	26,211
Foreign taxes withheld	(121,831)
Total income	71,850,811
Expenses:
Investment management fees	13,635,782
Distribution and/or service fees
Class A	222,070
Class C	280,854
Class R	50,488
Class W	6
Transfer agent fees
Class A	174,651
Class C	55,269
Class R	19,877
Class R4	9,465
Class R5	8,449
Class W	4
Class Z	3,314,497
Compensation of board members	53,176
Custodian fees	16,243
Printing and postage fees	139,905
Registration fees	124,269
Professional fees	97,387
Chief compliance officer expenses	903
Other	48,394
Total expenses	18,251,689
Expense reductions	(10,382)
Total net expenses	18,241,307
Net investment income	53,609,504
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	196,585,186
Foreign currency translations	(45,235)
Net realized gain	196,539,951
Net change in unrealized appreciation (depreciation) on:
Investments	(205,927,845)
Foreign currency translations	18,312
Net change in unrealized depreciation	(205,909,533)
Net realized and unrealized loss	(9,369,582)
Net increase in net assets resulting from operations	$44,239,922

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VALUE AND RESTRUCTURING FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations
Net investment income	$53,609,504	$16,395,649
Net realized gain	196,539,951	319,397,026
Net change in unrealized appreciation (depreciation)	(205,909,533)	116,822,658
Net increase in net assets resulting from operations	44,239,922	452,615,333
Distributions to shareholders
Net investment income
Class A	(1,056,246)	(502,787)
Class C	(203,200)	—
Class I	(42)	(27)
Class R	(88,545)	(34,842)
Class R4	(67,003)	(29,800)
Class R5	(267,688)	(99,296)
Class W	(31)	(15)
Class Y	(18,906)	(8,670)
Class Z	(23,967,549)	(13,922,846)
Net realized gains
Class A	(15,210,805)	(19,773,142)
Class C	(4,579,159)	(5,258,141)
Class I	(446)	(573)
Class R	(1,702,094)	(2,735,402)
Class R4	(781,042)	(711,057)
Class R5	(2,494,019)	(1,904,189)
Class W	(446)	(572)
Class Y	(172,306)	(176,818)
Class Z	(280,000,008)	(345,469,085)
Total distributions to shareholders	(330,609,535)	(390,627,262)
Decrease in net assets from capital stock activity	(55,291,136)	(217,281,989)
Total decrease in net assets	(341,660,749)	(155,293,918)
Net assets at beginning of year	1,962,057,027	2,117,350,945
Net assets at end of year	$1,620,396,278	$1,962,057,027
Undistributed net investment income	$31,205,553	$3,316,425

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VALUE AND RESTRUCTURING FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	348,457	17,422,755	375,367	19,868,540
Distributions reinvested	331,848	15,182,599	397,534	19,043,672
Redemptions	(781,661)	(37,883,080)	(942,149)	(47,675,725)
Net decrease	(101,356)	(5,277,726)	(169,248)	(8,763,513)
Class C shares
Subscriptions	39,013	1,814,781	36,514	1,808,527
Distributions reinvested	91,526	4,131,292	97,980	4,656,025
Redemptions	(102,060)	(4,851,856)	(138,492)	(6,979,548)
Net increase (decrease)	28,479	1,094,217	(3,998)	(514,996)
Class I shares
Redemptions	—	—	(7)	(300)
Net increase (decrease)	—	—	(7)	(300)
Class R shares
Subscriptions	30,807	1,503,768	42,415	2,180,001
Distributions reinvested	39,222	1,790,639	57,901	2,769,518
Redemptions	(93,918)	(4,520,637)	(237,423)	(12,177,484)
Net decrease	(23,889)	(1,226,230)	(137,107)	(7,227,965)
Class R4 shares
Subscriptions	37,714	1,847,242	32,137	1,672,683
Distributions reinvested	18,181	847,561	15,214	740,324
Redemptions	(33,839)	(1,669,211)	(15,715)	(806,151)
Net increase	22,056	1,025,592	31,636	1,606,856
Class R5 shares
Subscriptions	234,283	11,340,234	152,610	7,893,368
Distributions reinvested	59,181	2,761,219	41,146	2,002,907
Redemptions	(195,693)	(9,565,480)	(71,358)	(3,659,652)
Net increase	97,771	4,535,973	122,398	6,236,623
Class W shares
Redemptions	—	—	(7)	(300)
Net increase (decrease)	—	—	(7)	(300)
Class Y shares
Subscriptions	3,043	146,692	8,617	458,557
Distributions reinvested	4,095	190,722	3,807	184,949
Redemptions	(2,562)	(125,361)	(7,971)	(407,825)
Net increase	4,576	212,053	4,453	235,681

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA VALUE AND RESTRUCTURING FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	1,053,132	50,605,248	1,223,887	62,142,265
Distributions reinvested	5,676,217	259,653,974	6,367,437	304,978,976
Redemptions	(7,572,908)	(365,914,237)	(11,215,373)	(575,975,316)
Net decrease	(843,559)	(55,655,015)	(3,624,049)	(208,854,075)
Total net decrease	(815,922)	(55,291,136)	(3,775,929)	(217,281,989)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA VALUE AND RESTRUCTURING FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$53.48		$52.33		$48.59		$49.58		$53.03		$44.68
Income from investment operations:
Net investment income	1.29	(h)	0.30		0.32		0.23		0.49		0.53	(b)
Net realized and unrealized gain (loss)	(0.33)		11.06		9.81		(1.06)		(3.45)		8.37
Total from investment operations	0.96		11.36		10.13		(0.83)		(2.96)		8.90
Less distributions to shareholders:
Net investment income	(0.59)		(0.25)		(0.39)		(0.16)		(0.49)		(0.55)
Net realized gains	(8.67)		(9.96)		(6.00)		—		—		—
Total distributions to shareholders	(9.26)		(10.21)		(6.39)		(0.16)		(0.49)		(0.55)
Net asset value, end of period	$45.18		$53.48		$52.33		$48.59		$49.58		$53.03
Total return	1.76%		24.05%		23.42%		(1.65%)		(5.49%)		20.17%
Ratios to average net assets(c)
Total gross expenses	1.22%		1.21%		1.21	%(d)	1.26	%(e)	1.26	%(d)	1.20	%(d)
Total net expenses(f)	1.22	%(g)	1.21	%(g)	1.21	%(d)(g)	1.19	%(e)(g)	1.19	%(d)(g)	1.20	%(d)(g)
Net investment income	2.62%		0.58%		0.66%		1.15	%(e)	1.03%		1.16%
Supplemental data
Net assets, end of period (in thousands)	$76,611		$96,116		$102,893		$134,228		$166,301		$268,124
Portfolio turnover	58%		55%		55%		64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $1.12 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA VALUE AND RESTRUCTURING FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$52.96		$52.02		$48.38		$49.44		$52.89		$44.60
Income from investment operations:
Net investment income (loss)	0.98	(h)	(0.09)		(0.04)		0.08		0.13		0.18	(b)
Net realized and unrealized gain (loss)	(0.40)		10.99		9.76		(1.07)		(3.41)		8.36
Total from investment operations	0.58		10.90		9.72		(0.99)		(3.28)		8.54
Less distributions to shareholders:
Net investment income	(0.35)		—		(0.08)		(0.07)		(0.17)		(0.25)
Net realized gains	(8.67)		(9.96)		(6.00)		—		—		—
Total distributions to shareholders	(9.02)		(9.96)		(6.08)		(0.07)		(0.17)		(0.25)
Net asset value, end of period	$44.52		$52.96		$52.02		$48.38		$49.44		$52.89
Total return	0.98%		23.14%		22.52%		(1.98%)		(6.18%)		19.27%
Ratios to average net assets(c)
Total gross expenses	1.97%		1.96%		1.96	%(d)	2.01	%(e)	1.99	%(d)	1.95	%(d)
Total net expenses(f)	1.97	%(g)	1.96	%(g)	1.96	%(d)(g)	1.94	%(e)(g)	1.95	%(d)(g)	1.95	%(d)(g)
Net investment income (loss)	2.02%		(0.17%)		(0.09%)		0.41	%(e)	0.28%		0.40%
Supplemental data
Net assets, end of period (in thousands)	$25,599		$28,942		$28,634		$35,288		$41,945		$71,083
Portfolio turnover	58%		55%		55%		64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $1.18 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA VALUE AND RESTRUCTURING FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,						Year Ended March 31,
Class I	2015	2014	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$53.35	$52.22	$48.50		$49.48		$53.03		$43.47
Income from investment operations:
Net investment income	1.59 (h)	0.53	0.55		0.31		0.09		0.27
Net realized and unrealized gain (loss)	(0.42)	11.04	9.77		(1.08)		(2.95)		9.57
Total from investment operations	1.17	11.57	10.32		(0.77)		(2.86)		9.84
Less distributions to shareholders:
Net investment income	(0.81)	(0.48)	(0.60)		(0.21)		(0.69)		(0.28)
Net realized gains	(8.67)	(9.96)	(6.00)		—		—		—
Total distributions to shareholders	(9.48)	(10.44)	(6.60)		(0.21)		(0.69)		(0.28)
Net asset value, end of period	$45.04	$53.35	$52.22		$48.50		$49.48		$53.03
Total return	2.21%	24.63%	23.98%		(1.52%)		(5.26%)		22.67%
Ratios to average net assets(c)
Total gross expenses	0.76%	0.76%	0.76	%(d)	0.81	%(e)	0.78	%(d)	0.79	%(d)(e)
Total net expenses(f)	0.76%	0.76%	0.76	%(d)	0.81	%(e)	0.78	%(d)(g)	0.79	%(d)(e)(g)
Net investment income	3.24%	1.03%	1.11%		1.55	%(e)	0.17%		1.05	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2	$3	$3		$3		$3		$26,652
Portfolio turnover	58%	55%	55%		64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $1.20 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA VALUE AND RESTRUCTURING FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class R	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$53.40		$52.26		$48.53		$49.55		$52.98		$44.64
Income from investment operations:
Net investment income	1.13	(h)	0.16		0.20		0.18		0.37		0.41	(b)
Net realized and unrealized gain (loss)	(0.30)		11.06		9.80		(1.07)		(3.43)		8.37
Total from investment operations	0.83		11.22		10.00		(0.89)		(3.06)		8.78
Less distributions to shareholders:
Net investment income	(0.46)		(0.12)		(0.27)		(0.13)		(0.37)		(0.44)
Net realized gains	(8.67)		(9.96)		(6.00)		—		—		—
Total distributions to shareholders	(9.13)		(10.08)		(6.27)		(0.13)		(0.37)		(0.44)
Net asset value, end of period	$45.10		$53.40		$52.26		$48.53		$49.55		$52.98
Total return	1.50%		23.75%		23.12%		(1.77%)		(5.70%)		19.86%
Ratios to average net assets(c)
Total gross expenses	1.47%		1.46%		1.46	%(d)	1.51	%(e)	1.50	%(d)	1.45	%(d)
Total net expenses(f)	1.47	%(g)	1.46	%(g)	1.46	%(d)(g)	1.44	%(e)(g)	1.44	%(d)(g)	1.45	%(d)(g)
Net investment income	2.30%		0.31%		0.40%		0.91	%(e)	0.76%		0.91%
Supplemental data
Net assets, end of period (in thousands)	$8,355		$11,170		$18,096		$32,095		$38,799		$65,321
Portfolio turnover	58%		55%		55%		64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $1.09 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA VALUE AND RESTRUCTURING FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$54.31		$53.00		$48.51
Income from investment operations:
Net investment income	1.77	(g)	0.43		0.43
Net realized and unrealized gain (loss)	(0.67)		11.22		10.42
Total from investment operations	1.10		11.65		10.85
Less distributions to shareholders:
Net investment income	(0.71)		(0.38)		(0.36)
Net realized gains	(8.67)		(9.96)		(6.00)
Total distributions to shareholders	(9.38)		(10.34)		(6.36)
Net asset value, end of period	$46.03		$54.31		$53.00
Total return	2.02%		24.37%		24.95%
Ratios to average net assets(b)
Total gross expenses	0.96%		0.96%		0.94	%(c)(d)
Total net expenses(e)	0.96	%(f)	0.96	%(f)	0.94	%(c)(d)(f)
Net investment income	3.55%		0.83%		1.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$5,337		$5,099		$3,299
Portfolio turnover	58%		55%		55%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Net investment income per share includes special dividends. The effect of these dividends amounted to $1.47 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA VALUE AND RESTRUCTURING FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$54.32	$53.00	$48.51
Income from investment operations:
Net investment income	1.78 (f)	0.50	0.46
Net realized and unrealized gain (loss)	(0.60)	11.23	10.43
Total from investment operations	1.18	11.73	10.89
Less distributions to shareholders:
Net investment income	(0.78)	(0.45)	(0.40)
Net realized gains	(8.67)	(9.96)	(6.00)
Total distributions to shareholders	(9.45)	(10.41)	(6.40)
Net asset value, end of period	$46.05	$54.32	$53.00
Total return	2.19%	24.55%	25.05%
Ratios to average net assets(b)
Total gross expenses	0.82%	0.83%	0.81	%(c)(d)
Total net expenses(e)	0.82%	0.83%	0.81	%(c)(d)
Net investment income	3.58%	0.97%	1.11	%(c)
Supplemental data
Net assets, end of period (in thousands)	$18,039	$15,970	$9,095
Portfolio turnover	58%	55%	55%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $1.41 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA VALUE AND RESTRUCTURING FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class W	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$53.46		$52.30		$48.56		$49.56		$53.04		$43.49
Income from investment operations:
Net investment income	1.40	(h)	0.32		0.36		0.23		0.50		0.20
Net realized and unrealized gain (loss)	(0.42)		11.07		9.79		(1.07)		(3.47)		9.53
Total from investment operations	0.98		11.39		10.15		(0.84)		(2.97)		9.73
Less distributions to shareholders:
Net investment income	(0.61)		(0.27)		(0.41)		(0.16)		(0.51)		(0.18)
Net realized gains	(8.67)		(9.96)		(6.00)		—		—		—
Total distributions to shareholders	(9.28)		(10.23)		(6.41)		(0.16)		(0.51)		(0.18)
Net asset value, end of period	$45.16		$53.46		$52.30		$48.56		$49.56		$53.04
Total return	1.81%		24.13%		23.49%		(1.66%)		(5.50%)		22.41%
Ratios to average net assets(c)
Total gross expenses	1.15%		1.17%		1.14	%(d)	1.24	%(e)	1.22	%(d)	1.19	%(d)(e)
Total net expenses(f)	1.15	%(g)	1.17	%(g)	1.14	%(d)(g)	1.18	%(e)(g)	1.17	%(d)(g)	1.19	%(d)(e)(g)
Net investment income	2.84%		0.61%		0.73%		1.18	%(e)	1.04%		0.81	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$3		$3		$3		$3
Portfolio turnover	58%		55%		55%		64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $1.20 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA VALUE AND RESTRUCTURING FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$54.24	$52.94	$48.45
Income from investment operations:
Net investment income	1.65 (f)	0.53	0.48
Net realized and unrealized gain (loss)	(0.45)	11.21	10.43
Total from investment operations	1.20	11.74	10.91
Less distributions to shareholders:
Net investment income	(0.81)	(0.48)	(0.42)
Net realized gains	(8.67)	(9.96)	(6.00)
Total distributions to shareholders	(9.48)	(10.44)	(6.42)
Net asset value, end of period	$45.96	$54.24	$52.94
Total return	2.22%	24.61%	25.12%
Ratios to average net assets(b)
Total gross expenses	0.77%	0.77%	0.75	%(c)(d)
Total net expenses(e)	0.77%	0.77%	0.75	%(c)(d)
Net investment income	3.33%	1.03%	1.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,105	$1,056	$795
Portfolio turnover	58%	55%	55%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $1.26 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA VALUE AND RESTRUCTURING FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$53.46		$52.31		$48.57		$49.55		$53.01		$44.66
Income from investment operations:
Net investment income	1.45	(h)	0.42		0.45		0.27		0.61		0.64	(b)
Net realized and unrealized gain (loss)	(0.38)		11.07		9.80		(1.06)		(3.46)		8.37
Total from investment operations	1.07		11.49		10.25		(0.79)		(2.85)		9.01
Less distributions to shareholders:
Net investment income	(0.71)		(0.38)		(0.51)		(0.19)		(0.61)		(0.66)
Net realized gains	(8.67)		(9.96)		(6.00)		—		—		—
Total distributions to shareholders	(9.38)		(10.34)		(6.51)		(0.19)		(0.61)		(0.66)
Net asset value, end of period	$45.15		$53.46		$52.31		$48.57		$49.55		$53.01
Total return	2.00%		24.38%		23.74%		(1.57%)		(5.26%)		20.46%
Ratios to average net assets(c)
Total gross expenses	0.97%		0.96%		0.96	%(d)	1.01	%(e)	0.99	%(d)	0.95	%(d)
Total net expenses(f)	0.97	%(g)	0.96	%(g)	0.96	%(d)(g)	0.94	%(e)(g)	0.94	%(d)(g)	0.95	%(d)(g)
Net investment income	2.95%		0.83%		0.90%		1.36	%(e)	1.28%		1.40%
Supplemental data
Net assets, end of period (in thousands)	$1,485,346		$1,803,699		$1,954,532		$2,601,708		$3,887,512		$6,583,690
Portfolio turnover	58%		55%		55%		64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $1.16 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA VALUE AND RESTRUCTURING FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Value and Restructuring Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange

Annual Report 2015
27

COLUMBIA VALUE AND RESTRUCTURING FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2015
28

COLUMBIA VALUE AND RESTRUCTURING FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.57% as the Fund's net

Annual Report 2015
29

COLUMBIA VALUE AND RESTRUCTURING FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

assets increase. The effective management services fee rate for the year ended August 31, 2015 was 0.74% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from September 1, 2014 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $10,643,647, and the administrative services fee paid to the Investment Manager was $925,535.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class C	0.20
Class R	0.20
Class R4	0.20
Class R5	0.05
Class W	0.15
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $10,382.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or

Annual Report 2015
30

COLUMBIA VALUE AND RESTRUCTURING FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $32,227 for Class A and $354 for Class C shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.24%	1.24%
Class C	1.99	1.99
Class I	0.84	0.85
Class R	1.49	1.49
Class R4	0.99	0.99
Class R5	0.89	0.90
Class W	1.24	1.24
Class Y	0.84	0.85
Class Z	0.99	0.99

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(51,166)
Accumulated net realized gain	51,167
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$73,219,817	$146,061,474
Long-term capital gains	257,389,718	244,565,788
Total	$330,609,535	$390,627,262

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31

COLUMBIA VALUE AND RESTRUCTURING FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$42,417,353
Undistributed long-term capital gains	154,553,058
Net unrealized appreciation	342,467,494

At August 31, 2015, the cost of investments for federal income tax purposes was $1,267,601,668 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$390,846,233
Unrealized depreciation	(48,378,739)
Net unrealized appreciation	$342,467,494

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,047,451,886 and $1,359,439,042, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A.

whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2015, three unaffiliated shareholders of record owned 61.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted

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32

COLUMBIA VALUE AND RESTRUCTURING FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation,

class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
33

COLUMBIA VALUE AND RESTRUCTURING FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Value and Restructuring Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Value and Restructuring Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

Annual Report 2015
34

COLUMBIA VALUE AND RESTRUCTURING FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	67.62%
Dividends Received Deduction	42.96%
Capital Gain Dividend	$195,181,894

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
35

COLUMBIA VALUE AND RESTRUCTURING FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
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COLUMBIA VALUE AND RESTRUCTURING FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
37

COLUMBIA VALUE AND RESTRUCTURING FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
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COLUMBIA VALUE AND RESTRUCTURING FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
39

COLUMBIA VALUE AND RESTRUCTURING FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Value and Restructuring Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on July 1, 2015. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015
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COLUMBIA VALUE AND RESTRUCTURING FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
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COLUMBIA VALUE AND RESTRUCTURING FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the 32nd, 28th and 69th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the 5th and 4th quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services

Annual Report 2015
42

COLUMBIA VALUE AND RESTRUCTURING FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits

Annual Report 2015
43

COLUMBIA VALUE AND RESTRUCTURING FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
44

COLUMBIA VALUE AND RESTRUCTURING FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
45

Columbia Value and Restructuring Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN238_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

COLUMBIA BALANCED FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA BALANCED FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	29
Statement of Operations	31
Statement of Changes in Net Assets	32
Financial Highlights	35
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	55
Federal Income Tax Information	56
Trustees and Officers	57
Board Consideration and Approval of Advisory Agreement	61
Important Information About This Report	65

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA BALANCED FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Balanced Fund (the Fund) Class A shares returned 1.38% excluding sales charges for the 12-month period that ended August 31, 2015.

■  The Fund outperformed its Blended Index, which returned 1.06% during the same time period.

■  The Fund's equity component outperformed the S&P 500 Index, which returned 0.48%, while the fixed-income segment performed in line with the Barclays U.S. Aggregate Bond Index, which returned 1.56% during the same time period

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		1.38	11.73	7.59
Including sales charges		-4.45	10.42	6.95
Class B	11/01/02
Excluding sales charges		0.63	10.89	6.78
Including sales charges		-4.21	10.63	6.78
Class C	10/13/03
Excluding sales charges		0.63	10.90	6.78
Including sales charges		-0.34	10.90	6.78
Class K*	03/07/11	1.49	11.82	7.63
Class R*	09/27/10	1.10	11.45	7.31
Class R4*	11/08/12	1.62	12.01	7.85
Class R5*	03/07/11	1.74	12.11	7.90
Class Y*	11/08/12	1.78	12.11	7.90
Class Z	10/01/91	1.64	12.00	7.85
Blended Index		1.06	10.75	6.36
S&P 500 Index		0.48	15.87	7.15
Barclays U.S. Aggregate Bond Index		1.56	2.98	4.46

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/ appended-performance for more information.

The Blended Index is a weighted custom composite consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA BALANCED FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA BALANCED FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Leonard Aplet, CFA

Brian Lavin, CFA

Gregory Liechty

Guy Pope, CFA

Ronald Stahl, CFA

Top Ten Holdings (%) (at August 31, 2015)
U.S. Treasury	2.8
Apple, Inc.	2.7
JPMorgan Chase & Co.	1.9
CVS Health Corp.	1.9
Medtronic PLC	1.9
Berkshire Hathaway, Inc., Class B	1.9
Verizon Communications, Inc.	1.8
American Express Co.	1.8
Google, Inc., Class C	1.7
Comcast Corp., Class A	1.6

Percentages indicated are based upon total investments (excluding Money Market).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended August 31, 2015, the Fund's Class A shares returned 1.38% excluding sales charges. The Fund's return was higher than the 1.06% return of its Blended Index, a 60/40 mix of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, which returned 0.48% and 1.56%, respectively. Even though bonds outperformed stocks for the period, the Fund's equity portion outperformed its benchmark and accounted for the Fund's advantage relative to its Blended Index. The fixed-income portion of the portfolio performed in line with its benchmark.

Markets Turned Volatile as Pressures Mounted

The pace of U.S. economic growth fluctuated during the 12-month period that ended August 31, 2015. Another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar, a widening trade deficit and declining oil prices also took a significant bite out of growth. Yet most of these setbacks proved to be temporary, and the U.S. economy rebounded as temperatures thawed. An average of 243,000 new jobs were added monthly to the U.S. workforce, driving the unemployment rate down to 5.1% and bolstering consumer confidence. Manufacturing activity was solid even though the pace of manufacturing growth slowed over the year. Home sales were robust. However, stubbornly low inventory levels and rising prices have kept many first-time buyers out of the market.

As concerns mounted about a sluggish global economy, weakening growth in China and the timing of a Federal Reserve (Fed) interest rate hike, the financial markets turned volatile. Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half. Large-cap stocks edged out mid-cap and small-cap stocks, while growth stocks significantly outperformed value stocks. Bonds generally outperformed stocks for the period.

Favorable Results from Equity Holdings

The Fund's investments in the information technology sector aided relative performance. Shares of video game companies Activision Blizzard and Electronic Arts led the way, supported by new product offerings and a consumer trend toward digital platforms. Trends in semiconductor content within smart phones were favorable for companies such as Skyworks Solutions and Broadcom, the latter of which was purchased by Avago toward the end of the period. Merger and acquisition activity also aided the Fund within the health care sector. Medtronic finalized its purchase of Covidien, and Cigna and Perrigo each received buyout offers during the period. Among consumer staples companies, shares of drug-store chains CVS and Walgreens moved higher as investors rewarded company efforts to improve their respective balance sheets.

The Fund experienced mixed results from the energy sector. An underweight relative to the equity benchmark aided results as oil prices declined sharply. However, the Fund gave some of that advantage back on stock selection. Holdings in the gaming industry also detracted from overall performance, with Wynn Resorts and Las Vegas Sands each experiencing a difficult period with their Asian casino properties.

Fixed Income Matched Index

Within fixed income, Treasury securities outperformed most other asset classes for the period and generally speaking, higher quality securities

Annual Report 2015

COLUMBIA BALANCED FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

outperformed lower quality securities. In contrast to the past few years, investors were not rewarded for carrying extra risk. Against this backdrop, the fixed-income portion of the fund was overweight in corporate bonds, which underperformed similar duration U.S. Treasuries by 3.37%. Duration is a measure of sensitivity to changes in interest rates. Within the corporate market, exposure to energy, basic industry and media sectors detracted from performance as these sectors underperformed the rest of the corporate market. Lower quality securities underperformed higher quality securities within most subsectors as well. Thus, the Fund's small allocation to high-yield securities also hampered performance.

On the plus side, the Fund's positions in banking and finance issues held up better than the rest of the corporate market. The Fund's yield curve positioning also was additive to results. Although interest rates didn't move a great deal one way or another during the period, the yield curve flattened slightly, with the yield on two-year notes rising fractionally as longer term yields came down. The Fund's ownership of longer term securities was therefore additive to performance. With inflation remaining below 2%, the Fed continued to signal patience with respect to its widely anticipated shift towards a less accommodative monetary policy stance, and maintained its federal funds target rate at 0.00%-0.25%.

Looking Ahead

We continue to regard equities at this time as an attractive long term asset class even though the short term market backdrop is less forgiving than it has been, given higher valuations, decelerating earnings growth and less accommodative monetary policy. The past year has demonstrated that U.S. markets are by no means insulated from weaknesses in overseas economies. We expect the performance of global economies will be closely watched in the year ahead and could bring an extra measure of volatility to the market. Domestically, all eyes will be on the Fed, which has thus far delayed its long-anticipated move to push short-term interest rates higher. In addition, we believe that investors will further focus in on company fundamentals, which have clearly weakened over the last 12 months.

On the fixed-income side, the Fund continues to target a shorter duration than that of the benchmark and remains underweight in U.S. government securities. The Fund currently has more exposure than its fixed-income benchmark to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) including Ginnie Mae government-backed project loans, as we believe they continue to offer some of the most attractive relative spreads in the investment-grade market. We prefer seasoned, AAA, super-senior CMBS holdings as well as short, current-pay GNMA project loan tranches.

At this time, we believe the corporate sector has the potential to offer positive excess returns relative to U.S. Treasuries. This marginal outperformance should mainly be driven by its yield advantage. Corporate balance sheets currently remain in good shape even though leverage is expected to rise for the nonfinancial sectors. Corporate issuance for the first eight months of 2015 was the highest on record and is expected to be strong throughout the remainder of the year, largely due to acquisition financing and desired shareholder returns. Within corporates, we are most optimistic at this time about the electric utility, insurance and energy sectors.

Portfolio Breakdown (%) (at August 31, 2015)
Asset-Backed Securities — Non-Agency	1.6
Commercial Mortgage-Backed Securities — Agency	3.3
Commercial Mortgage-Backed Securities — Non-Agency	3.0
Common Stocks	59.4
Corporate Bonds & Notes	11.2
Foreign Government Obligations	0.5
Inflation-Indexed Bonds	0.6
Money Market Funds	8.0
Municipal Bonds	0.1
Residential Mortgage-Backed Securities — Agency	8.7
Residential Mortgage-Backed Securities — Non-Agency	0.2
Senior Loans	0.0	(a)
U.S. Treasury Obligations	3.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015

COLUMBIA BALANCED FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	969.70	1,020.02	5.24	5.38	1.05
Class B	1,000.00	1,000.00	966.00	1,016.22	8.97	9.20	1.80
Class C	1,000.00	1,000.00	966.00	1,016.22	8.97	9.20	1.80
Class K	1,000.00	1,000.00	970.10	1,020.53	4.74	4.86	0.95
Class R	1,000.00	1,000.00	968.30	1,018.75	6.48	6.65	1.30
Class R4	1,000.00	1,000.00	971.10	1,021.29	4.00	4.10	0.80
Class R5	1,000.00	1,000.00	971.40	1,021.79	3.50	3.59	0.70
Class Y	1,000.00	1,000.00	971.60	1,022.05	3.25	3.33	0.65
Class Z	1,000.00	1,000.00	970.90	1,021.29	4.00	4.10	0.80

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 60.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 6.7%
Auto Components 0.9%
Delphi Automotive PLC	382,555	28,890,554
Hotels, Restaurants & Leisure 0.7%
Aramark	366,785	11,495,042
McDonald's Corp.	136,720	12,991,134
Total		24,486,176
Household Durables 0.3%
Mohawk Industries, Inc.(a)	43,814	8,630,044
Internet & Catalog Retail 0.9%
Priceline Group, Inc. (The)(a)	22,300	27,844,672
Media 2.1%
CBS Corp., Class B Non Voting	449,885	20,352,797
Comcast Corp., Class A	850,421	47,904,215
Total		68,257,012
Specialty Retail 1.4%
Lowe's Companies, Inc.	516,472	35,724,368
Michaels Companies, Inc. (The)(a)	440,727	11,551,455
Total		47,275,823
Textiles, Apparel & Luxury Goods 0.4%
PVH Corp.	106,371	12,656,021
Total Consumer Discretionary		218,040,302
CONSUMER STAPLES 4.8%
Beverages 1.9%
Diageo PLC, ADR	218,254	23,215,678
PepsiCo, Inc.	413,818	38,456,107
Total		61,671,785
Food & Staples Retailing 2.2%
CVS Health Corp.	567,705	58,132,992
Walgreens Boots Alliance, Inc.	154,239	13,349,385
Total		71,482,377
Tobacco 0.7%
Philip Morris International, Inc.	306,760	24,479,448
Total Consumer Staples		157,633,610
ENERGY 4.2%
Energy Equipment & Services 0.6%
Schlumberger Ltd.	250,575	19,386,988

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.6%
Canadian Natural Resources Ltd.	597,015	13,414,927
Chevron Corp.	333,966	27,047,906
ConocoPhillips	253,439	12,456,527
Exxon Mobil Corp.	353,555	26,601,478
Noble Energy, Inc.	156,638	5,233,276
Range Resources Corp.	344,225	13,293,970
Williams Companies, Inc. (The)	431,581	20,802,204
Total		118,850,288
Total Energy		138,237,276
FINANCIALS 11.2%
Banks 5.0%
Bank of America Corp.	1,942,549	31,741,250
Citigroup, Inc.	806,237	43,117,555
JPMorgan Chase & Co.	922,208	59,113,533
Wells Fargo & Co.	548,661	29,260,091
Total		163,232,429
Capital Markets 1.8%
BlackRock, Inc.	101,286	30,635,976
Goldman Sachs Group, Inc. (The)	153,865	29,018,939
Total		59,654,915
Consumer Finance 1.7%
American Express Co.	707,585	54,285,921
Diversified Financial Services 1.8%
Berkshire Hathaway, Inc., Class B(a)	425,245	56,999,840
Insurance 0.8%
Aon PLC	281,492	26,302,613
Real Estate Investment Trusts (REITs) 0.1%
Rayonier, Inc.	197,610	4,545,030
Total Financials		365,020,748
HEALTH CARE 9.7%
Biotechnology 2.7%
Baxalta, Inc.	372,435	13,091,090
Biogen, Inc.(a)	101,070	30,048,111
Celgene Corp.(a)	264,382	31,218,227
Vertex Pharmaceuticals, Inc.(a)	102,590	13,082,277
Total		87,439,705

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.4%
Abbott Laboratories	732,035	33,153,865
Medtronic PLC	794,194	57,412,284
St. Jude Medical, Inc.	291,197	20,619,660
Total		111,185,809
Health Care Providers & Services 2.0%
Cardinal Health, Inc.	458,586	37,727,870
CIGNA Corp.	186,239	26,220,589
Total		63,948,459
Pharmaceuticals 1.6%
Johnson & Johnson	505,770	47,532,264
Perrigo Co. PLC	34,405	6,295,083
Total		53,827,347
Total Health Care		316,401,320
INDUSTRIALS 7.1%
Aerospace & Defense 1.9%
Honeywell International, Inc.	394,863	39,198,050
United Technologies Corp.	238,234	21,824,617
Total		61,022,667
Air Freight & Logistics 0.7%
FedEx Corp.	154,692	23,298,162
Building Products 0.3%
Fortune Brands Home & Security, Inc.	215,637	10,318,230
Commercial Services & Supplies 0.7%
Tyco International PLC	655,621	23,792,486
Industrial Conglomerates 1.1%
General Electric Co.	1,475,975	36,633,699
Professional Services 2.1%
Dun & Bradstreet Corp. (The)	125,425	13,291,287
IHS, Inc., Class A(a)	95,032	11,025,613
Nielsen Holdings PLC	962,855	43,549,932
Total		67,866,832
Road & Rail 0.3%
Kansas City Southern	87,136	8,080,993
Total Industrials		231,013,069
INFORMATION TECHNOLOGY 13.5%
Communications Equipment 0.2%
QUALCOMM, Inc.	124,414	7,039,344
Common Stocks (continued)

Issuer	Shares	Value ($)
Internet Software & Services 3.5%
Alibaba Group Holding Ltd., ADR(a)	68,010	4,496,821
Facebook, Inc., Class A(a)	361,100	32,293,173
Google, Inc., Class A(a)	41,399	26,819,100
Google, Inc., Class C(a)	81,928	50,651,986
Total		114,261,080
IT Services 1.2%
MasterCard, Inc., Class A	431,165	39,826,711
Semiconductors & Semiconductor Equipment 1.4%
Broadcom Corp., Class A	552,598	28,552,739
Qorvo, Inc.(a)	89,875	4,988,961
Skyworks Solutions, Inc.	143,193	12,507,909
Total		46,049,609
Software 3.4%
Activision Blizzard, Inc.	1,069,165	30,610,194
Electronic Arts, Inc.(a)	236,402	15,637,992
Intuit, Inc.	202,865	17,395,674
Microsoft Corp.	1,038,054	45,176,110
Total		108,819,970
Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	727,870	82,074,621
EMC Corp.	1,034,475	25,727,393
Hewlett-Packard Co.	589,496	16,541,258
Total		124,343,272
Total Information Technology		440,339,986
MATERIALS 0.3%
Chemicals 0.3%
LyondellBasell Industries NV, Class A	48,780	4,164,837
Monsanto Co.	71,580	6,989,787
Total		11,154,624
Total Materials		11,154,624
TELECOMMUNICATION SERVICES 1.7%
Diversified Telecommunication Services 1.7%
Verizon Communications, Inc.	1,185,549	54,547,110
Total Telecommunication Services		54,547,110

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 1.2%
Electric Utilities 0.8%
Duke Energy Corp.	171,750	12,178,792
Edison International	232,946	13,622,682
Total		25,801,474
Multi-Utilities 0.4%
DTE Energy Co.	156,880	12,246,053
Total Utilities		38,047,527
Total Common Stocks (Cost: $1,698,732,137)		1,970,435,572

Corporate Bonds & Notes 11.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.3%
BAE Systems Holdings, Inc.(b) 10/07/24	3.800%	2,000,000	2,009,004
Bombardier, Inc.(b) 03/15/25	7.500%	85,000	64,388
Huntington Ingalls Industries, Inc.(b) 12/15/21	5.000%	64,000	66,080
L-3 Communications Corp. 02/15/21	4.950%	2,644,000	2,798,238
Lockheed Martin Corp. 09/15/21	3.350%	3,200,000	3,272,134
TransDigm, Inc. 10/15/20	5.500%	4,000	3,921
07/15/21	7.500%	35,000	37,275
07/15/24	6.500%	100,000	97,750
TransDigm, Inc.(b) 05/15/25	6.500%	94,000	92,472
Total			8,441,262
AUTOMOTIVE 0.1%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	28,000	28,350
03/15/21	6.250%	75,000	76,500
Ford Motor Credit Co. LLC 01/16/18	2.375%	2,000,000	1,996,270
Gates Global LLC/Co.(b) 07/15/22	6.000%	103,000	83,955
Schaeffler Finance BV(b) 05/15/21	4.250%	196,000	190,610

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Schaeffler Holding Finance BV PIK(b) 11/15/19	6.250%	65,000	68,412
Tenneco, Inc. 12/15/24	5.375%	29,000	29,943
ZF North America Capital, Inc.(b) 04/29/25	4.750%	160,000	151,600
Total			2,625,640
BANKING 2.3%
Ally Financial, Inc. 02/15/17	5.500%	54,000	55,766
01/27/19	3.500%	31,000	31,000
02/13/22	4.125%	186,000	181,815
05/19/22	4.625%	57,000	57,214
09/30/24	5.125%	190,000	191,900
03/30/25	4.625%	52,000	50,180
BB&T Corp.(c) 12/01/16	0.754%	2,000,000	2,001,784
Bank of America Corp. 01/05/21	5.875%	6,500,000	7,402,109
Barclays Bank PLC 05/15/24	3.750%	2,500,000	2,510,822
Bear Stearns Companies LLC (The) 02/01/18	7.250%	4,575,000	5,121,516
Capital One Financial Corp. 07/15/21	4.750%	3,500,000	3,746,162
Citigroup, Inc. 05/15/18	6.125%	5,250,000	5,789,595
Credit Suisse 09/09/24	3.625%	2,500,000	2,490,075
Discover Financial Services 11/21/22	3.850%	2,700,000	2,633,912
Fifth Third Bancorp 03/15/22	3.500%	2,600,000	2,625,636
Goldman Sachs Group, Inc. (The) 07/08/24	3.850%	5,500,000	5,557,337
HSBC Holdings PLC 04/05/21	5.100%	3,100,000	3,421,578
Huntington National Bank (The) 06/30/18	2.000%	3,290,000	3,275,406
ING Bank NV(b)(c) 03/16/18	0.836%	3,000,000	2,992,500
Morgan Stanley 01/25/21	5.750%	4,400,000	4,987,699
PNC Bank NA 01/30/23	2.950%	4,000,000	3,869,236

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Regions Financial Corp. 05/15/18	2.000%	3,180,000	3,163,273
Royal Bank of Scotland Group PLC 05/28/24	5.125%	149,000	150,394
Royal Bank of Scotland PLC (The) 08/24/20	5.625%	2,625,000	2,968,389
State Street Corp. 08/18/25	3.550%	3,650,000	3,669,381
Synovus Financial Corp. 06/15/17	5.125%	55,000	56,678
02/15/19	7.875%	113,000	127,408
U.S. Bancorp 07/15/22	2.950%	4,000,000	3,927,540
Wells Fargo & Co. 02/13/23	3.450%	3,400,000	3,387,019
Total			76,443,324
BROKERAGE/ASSET MANAGERS/EXCHANGES —%
E*TRADE Financial Corp. 11/15/22	5.375%	169,000	176,605
09/15/23	4.625%	134,000	134,000
National Financial Partners Corp.(b) 07/15/21	9.000%	23,000	22,540
Total			333,145
BUILDING MATERIALS —%
Allegion US Holding Co., Inc. 10/01/21	5.750%	76,000	77,900
American Builders & Contractors Supply Co., Inc.(b) 04/15/21	5.625%	130,000	132,437
Gibraltar Industries, Inc. 02/01/21	6.250%	19,000	19,190
HD Supply, Inc. 04/15/20	11.000%	33,000	36,671
07/15/20	7.500%	311,000	331,992
HD Supply, Inc.(b) 12/15/21	5.250%	91,000	93,503
NCI Building Systems, Inc.(b) 01/15/23	8.250%	92,000	95,450
Nortek, Inc. 04/15/21	8.500%	124,000	132,835
RSI Home Products, Inc.(b) 03/15/23	6.500%	45,000	46,013
USG Corp.(b) 11/01/21	5.875%	18,000	18,765
03/01/25	5.500%	9,000	9,079
Total			993,835

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CABLE AND SATELLITE 0.2%
CCO Holdings LLC/Capital Corp. 01/31/22	6.625%	50,000	52,625
09/30/22	5.250%	98,000	98,784
CCO Holdings LLC/Capital Corp.(b) 05/01/23	5.125%	4,000	4,000
05/01/25	5.375%	97,000	94,211
05/01/27	5.875%	70,000	68,600
CSC Holdings LLC 02/15/18	7.875%	22,000	24,035
02/15/19	8.625%	32,000	36,000
11/15/21	6.750%	172,000	179,740
06/01/24	5.250%	48,000	44,544
Cable One, Inc.(b) 06/15/22	5.750%	42,000	42,420
Cequel Communications Holdings I LLC/Capital Corp.(b) 09/15/20	6.375%	142,000	139,408
12/15/21	5.125%	48,000	43,980
DIRECTV Holdings LLC/Financing Co., Inc. 03/15/22	3.800%	2,750,000	2,728,360
DISH DBS Corp. 09/01/19	7.875%	102,000	110,558
07/15/22	5.875%	63,000	59,575
03/15/23	5.000%	155,000	136,885
11/15/24	5.875%	59,000	53,764
DigitalGlobe, Inc.(b) 02/01/21	5.250%	80,000	76,800
Hughes Satellite Systems Corp. 06/15/21	7.625%	34,000	37,188
Intelsat Jackson Holdings SA 10/15/20	7.250%	160,000	153,800
04/01/21	7.500%	37,000	35,844
Intelsat Luxembourg SA 06/01/21	7.750%	66,000	49,450
06/01/23	8.125%	53,000	38,955
NBCUniversal Media LLC 04/01/41	5.950%	2,100,000	2,526,779
UPCB Finance IV Ltd.(b) 01/15/25	5.375%	136,000	131,920
Unitymedia GmbH(b) 01/15/25	6.125%	56,000	57,400
Unitymedia Hessen GmbH & Co. KG NRW(b) 01/15/25	5.000%	260,000	254,150
Videotron Ltd. 07/15/22	5.000%	110,000	109,862
Videotron Ltd.(b) 06/15/24	5.375%	21,000	21,368

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Finance PLC(b) 10/15/24	6.000%	56,000	57,470
01/15/25	5.750%	253,000	254,107
Virgin Media Secured Finance PLC(b) 01/15/26	5.250%	60,000	58,200
Total			7,780,782
CHEMICALS 0.2%
Angus Chemical Co.(b) 02/15/23	8.750%	89,000	88,555
Ashland, Inc. 04/15/18	3.875%	49,000	50,118
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b) 05/01/21	7.375%	191,000	204,351
Celanese U.S. Holdings LLC 06/15/21	5.875%	135,000	141,412
Chemours Co. LLC (The)(b) 05/15/23	6.625%	160,000	139,200
05/15/25	7.000%	63,000	53,865
Dow Chemical Co. (The) 11/01/29	7.375%	1,103,000	1,398,841
Eastman Chemical Co. 06/01/17	2.400%	1,300,000	1,314,799
Eco Services Operations LLC/Finance Corp.(b) 11/01/22	8.500%	77,000	73,535
Huntsman International LLC 11/15/20	4.875%	29,000	28,420
03/15/21	8.625%	4,000	4,180
Huntsman International LLC(b) 11/15/22	5.125%	24,000	22,800
INEOS Group Holdings SA(b) 08/15/18	6.125%	17,000	17,021
02/15/19	5.875%	94,000	93,178
JM Huber Corp.(b) 11/01/19	9.875%	90,000	94,613
LYB International Finance BV 07/15/23	4.000%	2,850,000	2,872,794
NOVA Chemicals Corp.(b) 05/01/25	5.000%	125,000	125,000
PQ Corp.(b) 11/01/18	8.750%	425,000	443,328
Platform Specialty Products Corp.(b) 02/01/22	6.500%	182,000	176,236
WR Grace & Co.(b) 10/01/21	5.125%	96,000	97,200
10/01/24	5.625%	28,000	28,875

Total    7,468,321

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CONSTRUCTION MACHINERY 0.1%
Caterpillar Financial Services Corp. 06/01/22	2.850%	2,205,000	2,165,628
United Rentals North America, Inc. 05/15/20	7.375%	45,000	47,756
04/15/22	7.625%	66,000	71,115
Total			2,284,499
CONSUMER CYCLICAL SERVICES —%
ADT Corp. (The) 07/15/22	3.500%	126,000	112,808
APX Group, Inc. 12/01/19	6.375%	221,000	214,646
12/01/20	8.750%	61,000	53,680
IHS, Inc. 11/01/22	5.000%	164,000	165,845
Interval Acquisition Corp.(b) 04/15/23	5.625%	77,000	76,038
Monitronics International, Inc. 04/01/20	9.125%	62,000	57,970
Total			680,987
CONSUMER PRODUCTS —%
Serta Simmons Bedding LLC(b) 10/01/20	8.125%	163,000	172,576
Spectrum Brands, Inc. 11/15/20	6.375%	125,000	132,662
Spectrum Brands, Inc.(b) 07/15/25	5.750%	155,000	159,650
Springs Industries, Inc. 06/01/21	6.250%	115,000	114,569
Tempur Sealy International, Inc. 12/15/20	6.875%	87,000	93,090
Total			672,547
DIVERSIFIED MANUFACTURING 0.1%
Amsted Industries, Inc.(b) 03/15/22	5.000%	41,000	41,000
Entegris, Inc.(b) 04/01/22	6.000%	82,000	83,025
United Technologies Corp. 06/01/22	3.100%	2,550,000	2,558,313
Total			2,682,338
ELECTRIC 1.1%
AES Corp. (The) 07/01/21	7.375%	169,000	182,098

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arizona Public Service Co. 04/01/42	4.500%	925,000	937,743
CMS Energy Corp. 02/01/20	6.250%	1,825,000	2,068,999
Calpine Corp.(b) 01/15/22	6.000%	75,000	80,250
DTE Energy Co. 04/15/33	6.375%	1,840,000	2,287,225
Dominion Resources, Inc. 08/15/19	5.200%	2,100,000	2,312,331
Exelon Generation Co. LLC 06/15/22	4.250%	1,900,000	1,948,659
Indiana Michigan Power Co. 03/15/37	6.050%	1,100,000	1,301,906
NRG Energy, Inc. 07/15/22	6.250%	180,000	175,500
NRG Yield Operating LLC 08/15/24	5.375%	201,000	193,463
Nevada Power Co. 08/01/18	6.500%	900,000	1,022,218
NextEra Energy Capital Holdings, Inc. 06/01/17	1.586%	3,065,000	3,048,038
PPL Capital Funding, Inc. 06/01/23	3.400%	3,000,000	2,958,594
PacifiCorp 07/01/25	3.350%	1,680,000	1,675,659
Pacific Gas & Electric Co. 03/01/37	5.800%	2,870,000	3,331,972
Progress Energy, Inc. 03/01/31	7.750%	1,375,000	1,828,025
Public Service Co. of Colorado 05/15/25	2.900%	3,050,000	2,966,403
Southern California Edison Co. 09/01/40	4.500%	1,775,000	1,817,241
Talen Energy Supply LLC(b) 06/01/25	6.500%	113,000	104,808
TerraForm Power Operating LLC(b) 02/01/23	5.875%	130,000	123,500
06/15/25	6.125%	70,000	65,975
TransAlta Corp. 06/03/17	1.900%	2,000,000	1,975,848
WEC Energy Group, Inc. 06/15/25	3.550%	3,300,000	3,312,510
Total			35,718,965

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FINANCE COMPANIES 0.3%
AerCap Ireland Capital Ltd./Global Aviation Trust 05/15/21	4.500%	671,000	681,904
10/01/21	5.000%	96,000	99,240
Aircastle Ltd. 03/15/21	5.125%	27,000	27,608
02/15/22	5.500%	73,000	75,555
CIT Group, Inc. 08/15/17	4.250%	48,000	48,720
05/15/20	5.375%	75,000	78,375
CIT Group, Inc.(b) 04/01/18	6.625%	99,000	106,177
02/15/19	5.500%	120,000	126,300
General Electric Capital Corp. 01/09/23	3.100%	8,085,000	8,104,218
International Lease Finance Corp. 09/01/17	8.875%	80,000	88,000
04/15/18	3.875%	3,000	3,015
05/15/19	6.250%	29,000	31,247
12/15/20	8.250%	29,000	34,365
04/15/21	4.625%	5,000	5,088
Navient Corp. 01/15/19	5.500%	24,000	22,920
10/26/20	5.000%	47,000	41,830
01/25/22	7.250%	33,000	31,103
01/25/23	5.500%	58,000	48,865
03/25/24	6.125%	52,000	44,200
10/25/24	5.875%	162,000	136,890
OneMain Financial Holdings, Inc.(b) 12/15/19	6.750%	38,000	39,710
12/15/21	7.250%	111,000	114,885
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%	216,000	205,200
Quicken Loans, Inc.(b) 05/01/25	5.750%	191,000	186,225
Springleaf Finance Corp. 12/15/17	6.900%	42,000	44,467
06/01/20	6.000%	10,000	10,150
10/01/21	7.750%	69,000	75,210
10/01/23	8.250%	131,000	146,720
iStar, Inc. 07/01/19	5.000%	76,000	73,720
Total			10,731,907
FOOD AND BEVERAGE 0.5%
Anheuser-Busch InBev Worldwide, Inc. 07/15/22	2.500%	3,100,000	2,984,125
Aramark Services, Inc. 03/15/20	5.750%	22,000	22,811

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ConAgra Foods, Inc. 01/25/23	3.200%	3,200,000	2,994,240
Constellation Brands, Inc. 11/15/19	3.875%	67,000	68,759
11/15/24	4.750%	148,000	151,330
Diageo Capital PLC 04/29/23	2.625%	1,345,000	1,281,273
Diamond Foods, Inc.(b) 03/15/19	7.000%	81,000	83,430
Kraft Heinz Co. (The)(b) 07/15/22	3.500%	3,165,000	3,194,862
PepsiCo, Inc. 03/05/22	2.750%	1,270,000	1,256,205
Post Holdings, Inc. 02/15/22	7.375%	18,000	18,450
Post Holdings, Inc.(b) 12/15/22	6.000%	17,000	16,405
03/15/24	7.750%	120,000	123,900
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	2,840,000	2,925,413
WhiteWave Foods Co. (The) 10/01/22	5.375%	143,000	147,826
Total			15,269,029
GAMING —%
Boyd Gaming Corp. 05/15/23	6.875%	49,000	50,348
GLP Capital LP/Financing II, Inc. 11/01/20	4.875%	70,000	72,450
11/01/23	5.375%	51,000	52,912
International Game Technology PLC(b) 02/15/22	6.250%	199,000	191,414
MGM Resorts International 03/01/18	11.375%	71,000	83,425
10/01/20	6.750%	44,000	46,860
12/15/21	6.625%	112,000	119,000
03/15/23	6.000%	70,000	71,050
Penn National Gaming, Inc. 11/01/21	5.875%	33,000	33,495
Pinnacle Entertainment, Inc. 08/01/21	6.375%	56,000	59,640
Scientific Games International, Inc. 12/01/22	10.000%	132,000	121,110
Scientific Games International, Inc.(b) 01/01/22	7.000%	220,000	224,950
Seminole Tribe of Florida, Inc.(b) 10/01/20	6.535%	46,000	48,530

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SugarHouse HSP Gaming LP/Finance Corp.(b) 06/01/21	6.375%	81,000	76,950
Tunica-Biloxi Gaming Authority(b)(d) 11/15/15	9.000%	25,000	13,750
Total			1,265,884
HEALTH CARE 0.5%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	14,000	14,070
02/15/23	5.625%	24,000	24,467
Air Medical Merger Sub Corp.(b) 05/15/23	6.375%	51,000	47,430
Alere, Inc.(b) 07/01/23	6.375%	67,000	68,675
Amsurg Corp. 11/30/20	5.625%	29,000	29,725
07/15/22	5.625%	37,000	37,763
Becton Dickinson and Co. 12/15/24	3.734%	2,400,000	2,393,076
CHS/Community Health Systems, Inc. 11/15/19	8.000%	65,000	67,925
08/01/21	5.125%	122,000	125,355
02/01/22	6.875%	288,000	306,089
Cardinal Health, Inc. 12/15/20	4.625%	1,325,000	1,432,700
ConvaTec Finance International SA PIK(b) 01/15/19	8.250%	67,000	65,995
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	115,000	122,360
07/15/24	5.125%	111,000	110,514
05/01/25	5.000%	13,000	12,740
Emdeon, Inc. 12/31/19	11.000%	58,000	62,350
Emdeon, Inc.(b) 02/15/21	6.000%	62,000	61,070
ExamWorks Group, Inc. 04/15/23	5.625%	58,000	59,378
Express Scripts Holding Co. 02/15/22	3.900%	2,000,000	2,023,566
Fresenius Medical Care U.S. Finance II, Inc.(b) 09/15/18	6.500%	29,000	32,045
07/31/19	5.625%	99,000	106,920
01/31/22	5.875%	18,000	19,440
10/15/24	4.750%	32,000	32,038
HCA, Inc. 02/15/20	6.500%	146,000	161,330
02/15/22	7.500%	78,000	89,481
02/01/25	5.375%	597,000	605,955
04/15/25	5.250%	175,000	181,563

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HealthSouth Corp.(b) 11/01/24	5.750%	37,000	37,514
Hologic, Inc.(b) 07/15/22	5.250%	102,000	103,913
IMS Health, Inc.(b) 11/01/20	6.000%	47,000	48,293
Kinetic Concepts, Inc./KCI U.S.A., Inc. 11/01/18	10.500%	40,000	41,900
LifePoint Health, Inc. 12/01/21	5.500%	127,000	132,318
MPH Acquisition Holdings LLC(b) 04/01/22	6.625%	105,000	107,625
McKesson Corp. 12/15/22	2.700%	2,450,000	2,340,705
Medtronic, Inc.(b) 03/15/22	3.150%	2,500,000	2,504,645
Sterigenics-Nordion Holdings LLC(b) 05/15/23	6.500%	95,000	96,898
Surgical Care Affiliates, Inc.(b) 04/01/23	6.000%	35,000	35,350
Teleflex, Inc. 06/15/24	5.250%	4,000	4,010
Tenet Healthcare Corp. 03/01/19	5.000%	9,000	8,984
06/01/20	4.750%	84,000	85,680
10/01/20	6.000%	123,000	131,610
04/01/21	4.500%	83,000	83,415
04/01/22	8.125%	200,000	221,500
06/15/23	6.750%	221,000	227,630
Universal Health Services, Inc.(b) 08/01/22	4.750%	144,000	148,320
Total			14,654,330
HEALTHCARE INSURANCE 0.2%
Centene Corp. 05/15/22	4.750%	64,000	64,839
Cigna Corp. 06/15/20	5.125%	2,250,000	2,488,804
UnitedHealth Group, Inc. 03/15/23	2.875%	3,100,000	3,019,918
Total			5,573,561
HOME CONSTRUCTION —%
D.R. Horton, Inc. 03/01/19	3.750%	50,000	50,406
09/15/22	4.375%	50,000	49,625
DR Horton, Inc. 02/15/20	4.000%	2,000	2,010

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp. 03/01/18	4.500%	122,000	123,525
04/15/20	7.150%	16,000	17,280
04/01/22	7.000%	40,000	42,700
06/01/25	6.000%	93,000	93,755
Standard Pacific Corp. 12/15/21	6.250%	36,000	38,250
11/15/24	5.875%	149,000	152,725
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/21	5.250%	121,000	121,605
03/01/24	5.625%	81,000	78,975
Toll Brothers Finance Corp. 12/31/18	4.000%	201,000	205,020
Total			975,876
INDEPENDENT ENERGY 0.7%
Anadarko Petroleum Corp. 09/15/36	6.450%	1,240,000	1,395,737
Antero Resources Corp. 12/01/22	5.125%	113,000	102,289
Antero Resources Corp.(b) 06/01/23	5.625%	134,000	121,940
Canadian Natural Resources Ltd. 11/15/21	3.450%	2,200,000	2,128,060
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	423,000	380,700
Chesapeake Energy Corp. 02/15/21	6.125%	36,000	27,878
03/15/23	5.750%	190,000	141,647
Cimarex Energy Co. 06/01/24	4.375%	2,870,000	2,761,026
Concho Resources, Inc. 01/15/22	6.500%	19,000	19,384
04/01/23	5.500%	362,000	357,623
Continental Resources, Inc. 04/15/23	4.500%	1,410,000	1,270,328
CrownRock LP/Finance, Inc.(b) 02/15/23	7.750%	186,000	184,140
Devon Energy Corp. 07/15/21	4.000%	1,925,000	1,959,571
Diamondback Energy, Inc. 10/01/21	7.625%	96,000	100,800
EP Energy LLC/Everest Acquisition Finance, Inc. 05/01/20	9.375%	88,000	84,700
09/01/22	7.750%	139,000	127,880
06/15/23	6.375%	103,000	87,550
EnCana Corp. 11/15/21	3.900%	2,125,000	1,975,493

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Laredo Petroleum, Inc. 01/15/22	5.625%	72,000	64,800
05/01/22	7.375%	145,000	141,375
03/15/23	6.250%	173,000	158,295
Noble Energy, Inc. 11/15/24	3.900%	2,275,000	2,149,238
Oasis Petroleum, Inc. 11/01/21	6.500%	31,000	24,955
03/15/22	6.875%	152,000	126,160
01/15/23	6.875%	153,000	120,870
Parsley Energy LLC/Finance Corp.(b) 02/15/22	7.500%	278,000	272,440
RSP Permian, Inc.(b) 10/01/22	6.625%	49,000	48,020
10/01/22	6.625%	53,000	51,940
Range Resources Corp. 06/01/21	5.750%	53,000	50,880
SM Energy Co. 06/01/25	5.625%	117,000	103,837
Southwestern Energy Co. 02/01/18	7.500%	2,055,000	2,226,280
Whiting Petroleum Corp. 03/15/21	5.750%	121,000	108,295
04/01/23	6.250%	166,000	146,080
Woodside Finance Ltd.(b) 05/10/21	4.600%	2,300,000	2,404,395
Total			21,424,606
INTEGRATED ENERGY 0.3%
BP Capital Markets PLC 02/10/24	3.814%	3,000,000	3,017,775
Cenovus Energy, Inc. 08/15/22	3.000%	1,325,000	1,203,003
09/15/23	3.800%	1,510,000	1,416,978
Petro-Canada 05/15/18	6.050%	2,000,000	2,204,362
Shell International Finance BV 05/11/25	3.250%	3,300,000	3,231,189
Total			11,073,307
LEISURE —%
AMC Entertainment, Inc. 06/15/25	5.750%	78,000	77,610
Activision Blizzard, Inc.(b) 09/15/21	5.625%	308,000	323,785
09/15/23	6.125%	52,000	55,900
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp. 03/15/21	5.250%	48,000	48,840
06/01/24	5.375%	17,000	17,255

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LTF Merger Sub, Inc.(b) 06/15/23	8.500%	76,000	74,100
Total			597,490
LIFE INSURANCE 0.5%
American International Group, Inc. 02/15/24	4.125%	3,300,000	3,415,421
Five Corners Funding Trust(b) 11/15/23	4.419%	3,000,000	3,101,793
Metropolitan Life Global Funding I(b) 04/11/22	3.875%	2,400,000	2,499,185
Peachtree Corners Funding Trust(b) 02/15/25	3.976%	3,600,000	3,565,296
Principal Financial Group, Inc. 05/15/25	3.400%	2,725,000	2,632,791
Total			15,214,486
LODGING —%
Choice Hotels International, Inc. 07/01/22	5.750%	155,000	166,625
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	218,000	227,265
Playa Resorts Holding BV(b) 08/15/20	8.000%	155,000	156,937
RHP Hotel Properties LP/Finance Corp.(b) 04/15/23	5.000%	39,000	38,610
Total			589,437
MEDIA AND ENTERTAINMENT 0.4%
21st Century Fox America, Inc. 03/15/33	6.550%	1,725,000	2,067,959
AMC Networks, Inc. 07/15/21	7.750%	7,000	7,490
12/15/22	4.750%	165,000	162,624
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	156,000	161,460
11/15/22	6.500%	184,000	190,072
MDC Partners, Inc.(b) 04/01/20	6.750%	207,000	205,189
Netflix, Inc.(b) 02/15/22	5.500%	166,000	170,150
02/15/25	5.875%	197,000	204,634
Nielsen Finance LLC/Co. 10/01/20	4.500%	36,000	36,585
Nielsen Finance LLC/Co.(b) 04/15/22	5.000%	30,000	29,587

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Outfront Media Capital LLC/Corp. 02/15/22	5.250%	10,000	10,075
02/15/24	5.625%	10,000	10,238
03/15/25	5.875%	172,000	175,010
Outfront Media Capital LLC/Corp.(b) 02/15/24	5.625%	12,000	12,360
RELX Capital, Inc. 10/15/22	3.125%	2,428,000	2,356,027
Scripps Networks Interactive, Inc. 11/15/24	3.900%	2,510,000	2,494,006
Sky PLC(b) 11/26/22	3.125%	1,994,000	1,903,381
TEGNA, Inc. 10/15/19	5.125%	40,000	41,300
Thomson Reuters Corp. 05/23/43	4.500%	1,600,000	1,442,640
Univision Communications, Inc.(b) 09/15/22	6.750%	59,000	62,392
05/15/23	5.125%	28,000	27,580
02/15/25	5.125%	328,000	318,160
iHeartCommunications, Inc. 03/01/21	9.000%	75,000	66,469
03/15/23	10.625%	55,000	49,362
Total			12,204,750
METALS 0.2%
Alcoa, Inc. 10/01/24	5.125%	67,000	65,660
ArcelorMittal 03/01/21	6.250%	222,000	218,947
FMG Resources August 2006 Proprietary Ltd.(b) 03/01/22	9.750%	50,000	45,688
Rio Tinto Finance USA Ltd. 06/15/25	3.750%	2,800,000	2,710,526
Vale Overseas Ltd. 01/11/22	4.375%	3,300,000	3,060,090
Total			6,100,911
MIDSTREAM 0.5%
Blue Racer Midstream LLC/Finance Corp.(b) 11/15/22	6.125%	168,000	164,640
Columbia Pipeline Group, Inc.(b) 06/01/45	5.800%	2,350,000	2,256,672
Crestwood Midstream Partners LP/Finance Corp. 12/15/20	6.000%	9,000	8,505
03/01/22	6.125%	67,000	60,970
Crestwood Midstream Partners LP/Finance Corp.(b) 04/01/23	6.250%	108,000	97,740

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energy Transfer Equity LP 01/15/24	5.875%	61,000	58,865
06/01/27	5.500%	186,000	172,980
Enterprise Products Operating LLC 02/01/41	5.950%	2,215,000	2,273,297
Hiland Partners LP/Finance Corp.(b) 10/01/20	7.250%	131,000	138,532
05/15/22	5.500%	50,000	50,875
Kinder Morgan Energy Partners LP 03/01/44	5.500%	2,600,000	2,223,351
MarkWest Energy Partners LP/Finance Corp. 02/15/23	5.500%	99,000	97,020
07/15/23	4.500%	132,000	122,100
12/01/24	4.875%	92,000	85,330
06/01/25	4.875%	87,000	80,475
NiSource Finance Corp. 02/15/44	4.800%	1,300,000	1,311,734
Plains All American Pipeline LP/Finance Corp. 11/01/24	3.600%	2,150,000	2,001,261
Rose Rock Midstream LP/Finance Corp.(b) 11/15/23	5.625%	78,000	69,810
Sabine Pass Liquefaction LLC(b) 03/01/25	5.625%	233,000	225,282
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	3,000	2,820
11/15/23	4.250%	157,000	137,375
Targa Resources Partners LP/Finance Corp.(b) 01/15/18	5.000%	97,000	96,030
11/15/19	4.125%	35,000	32,987
Tesoro Logistics LP/Finance Corp.(b) 10/15/19	5.500%	18,000	18,180
10/15/22	6.250%	183,000	183,000
TransCanada PipeLines Ltd.(c) 06/30/16	0.962%	1,874,000	1,873,753
Williams Partners LP/ACMP Finance Corp. 05/15/23	4.875%	24,000	22,608
Williams Partners LP 03/15/22	3.600%	3,300,000	3,124,189
Total			16,990,381
NATURAL GAS 0.1%
Sempra Energy 10/01/22	2.875%	3,550,000	3,401,777
OIL FIELD SERVICES 0.2%
Halliburton Co. 08/01/23	3.500%	2,500,000	2,499,863
Noble Holding International Ltd. 03/01/21	4.625%	2,610,000	2,260,346

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weatherford International LLC 06/15/37	6.800%	1,250,000	1,041,501
Total			5,801,710
OTHER FINANCIAL INSTITUTIONS —%
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	103,000	106,590
OTHER INDUSTRY —%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	60,000	61,549
OTHER REIT —%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	48,000	49,080
PACKAGING —%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b) 01/31/21	6.750%	43,000	43,860
Berry Plastics Corp. 05/15/22	5.500%	141,000	136,417
Beverage Packaging Holdings (Luxembourg) II SA(b) 12/15/16	5.625%	15,000	14,925
06/15/17	6.000%	11,000	10,945
Plastipak Holdings, Inc.(b) 10/01/21	6.500%	101,000	98,980
Reynolds Group Issuer, Inc./LLC 08/15/19	7.875%	74,000	77,052
08/15/19	9.875%	67,000	70,434
02/15/21	6.875%	94,000	98,465
02/15/21	8.250%	53,000	54,524
Signode Industrial Group Luxembourg SA/US, Inc.(b) 05/01/22	6.375%	97,000	93,605
Total			699,207
PHARMACEUTICALS 0.4%
AMAG Pharmaceuticals, Inc.(b) 09/01/23	7.875%	51,000	52,211
AbbVie, Inc. 11/06/22	2.900%	3,000,000	2,896,551
Actavis, Inc. 10/01/22	3.250%	2,875,000	2,762,064
Amgen, Inc. 05/22/24	3.625%	2,690,000	2,654,817
Capsugel SA PIK(b) 05/15/19	7.000%	22,000	22,261
Concordia Healthcare Corp.(b) 04/15/23	7.000%	45,000	46,467

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Endo Finance LLC/Finco, Inc.(b) 02/01/25	6.000%	92,000	94,530
Endo Finance LLC/Ltd./Finco, Inc.(b) 07/15/23	6.000%	160,000	166,400
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	131,000	133,129
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b) 08/01/23	6.375%	171,000	169,461
Mallinckrodt International Finance SA/CB LLC(b) 04/15/25	5.500%	28,000	27,790
Mallinckrodt International Finance SA 04/15/18	3.500%	206,000	207,030
Quintiles Transnational Corp.(b) 05/15/23	4.875%	68,000	69,360
Roche Holdings, Inc.(b) 09/30/24	3.350%	2,463,000	2,477,490
Valeant Pharmaceuticals International, Inc.(b) 10/15/20	6.375%	256,000	266,240
07/15/21	7.500%	79,000	84,826
12/01/21	5.625%	15,000	15,263
03/01/23	5.500%	125,000	126,719
05/15/23	5.875%	123,000	125,460
04/15/25	6.125%	238,000	245,140
Total			12,643,209
PROPERTY & CASUALTY 0.4%
ACE INA Holdings, Inc. 03/15/18	5.800%	1,172,000	1,292,812
CNA Financial Corp. 11/15/19	7.350%	1,731,000	2,041,773
HUB International Ltd.(b) 10/01/21	7.875%	264,000	263,340
Hartford Financial Services Group, Inc. (The) 03/30/20	5.500%	2,200,000	2,463,138
Hub Holdings LLC/Finance, Inc. PIK(b) 07/15/19	8.125%	13,000	12,740
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	3,000,000	3,201,579
Loews Corp. 05/15/23	2.625%	3,500,000	3,316,653
Transatlantic Holdings, Inc. 11/30/39	8.000%	1,000,000	1,327,871
Total			13,919,906
RAILROADS 0.2%
Burlington Northern Santa Fe LLC 09/01/24	3.400%	1,955,000	1,940,521

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSX Corp. 03/15/44	4.100%	3,000,000	2,720,892
Florida East Coast Holdings Corp.(b) 05/01/19	6.750%	79,000	79,593
Total			4,741,006
REFINING —%
Marathon Petroleum Corp. 03/01/41	6.500%	800,000	867,193
RESTAURANTS 0.1%
BC ULC/New Red Finance, Inc.(b) 01/15/22	4.625%	123,000	123,615
04/01/22	6.000%	63,000	64,890
Yum! Brands, Inc. 11/01/23	3.875%	2,850,000	2,830,594
Total			3,019,099
RETAIL REIT 0.2%
Kimco Realty Corp. 06/01/23	3.125%	3,500,000	3,373,615
Simon Property Group LP 02/01/40	6.750%	1,500,000	1,942,083
Total			5,315,698
RETAILERS 0.2%
Asbury Automotive Group, Inc. 12/15/24	6.000%	37,000	38,480
CVS Health Corp. 07/20/22	3.500%	2,910,000	2,967,277
CVS Pass-Through Trust(b) 01/10/32	7.507%	306,289	379,788
Caleres, Inc.(b) 08/15/23	6.250%	31,000	31,349
Dollar Tree, Inc.(b) 03/01/23	5.750%	194,000	203,215
Group 1 Automotive, Inc. 06/01/22	5.000%	22,000	21,835
L Brands, Inc. 04/01/21	6.625%	148,000	166,500
Macy's Retail Holdings, Inc. 07/15/34	6.700%	750,000	859,522
Penske Automotive Group, Inc. 10/01/22	5.750%	139,000	143,170
12/01/24	5.375%	40,000	40,100
PetSmart, Inc.(b) 03/15/23	7.125%	61,000	63,897

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rite Aid Corp. 03/15/20	9.250%	72,000	77,535
06/15/21	6.750%	4,000	4,220
02/15/27	7.700%	25,000	29,250
Rite Aid Corp.(b) 04/01/23	6.125%	163,000	167,279
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	98,000	101,675
Target Corp. 07/01/24	3.500%	1,800,000	1,851,266
Total			7,146,358
TECHNOLOGY 0.4%
Alliance Data Systems Corp.(b) 12/01/17	5.250%	59,000	60,918
04/01/20	6.375%	102,000	105,315
08/01/22	5.375%	211,000	208,362
Ancestry.com, Inc. 12/15/20	11.000%	70,000	77,788
Apple, Inc. 05/03/23	2.400%	3,500,000	3,341,383
Audatex North America, Inc.(b) 06/15/21	6.000%	94,000	91,787
11/01/23	6.125%	172,000	170,476
Cisco Systems, Inc. 06/15/25	3.500%	2,600,000	2,643,927
Equinix, Inc. 04/01/20	4.875%	132,000	134,970
01/01/22	5.375%	25,000	25,250
04/01/23	5.375%	111,000	111,278
First Data Corp. 01/15/21	12.625%	109,000	125,214
First Data Corp.(b) 08/15/20	8.875%	21,000	21,947
11/01/20	6.750%	80,000	84,200
01/15/21	8.250%	149,000	156,822
08/15/23	5.375%	120,000	121,500
Goodman Networks, Inc. 07/01/18	12.125%	27,000	10,260
Hewlett-Packard Co. 06/01/21	4.300%	2,350,000	2,446,021
Infor US, Inc.(b) 08/15/20	5.750%	23,000	23,058
MSCI, Inc.(b) 11/15/24	5.250%	131,000	133,292
08/15/25	5.750%	81,000	82,620
NCR Corp. 12/15/21	5.875%	32,000	32,560
12/15/23	6.375%	28,000	28,735

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NXP BV/Funding LLC(b) 06/15/22	4.625%	76,000	75,240
Oracle Corp. 04/15/38	6.500%	2,000,000	2,540,250
Plantronics, Inc.(b) 05/31/23	5.500%	54,000	54,270
Qualitytech LP/Finance Corp. 08/01/22	5.875%	92,000	92,920
Riverbed Technology, Inc.(b) 03/01/23	8.875%	134,000	121,940
VeriSign, Inc. 05/01/23	4.625%	81,000	78,975
04/01/25	5.250%	72,000	72,540
Zebra Technologies Corp.(b) 10/15/22	7.250%	177,000	189,390
Total			13,463,208
TRANSPORTATION SERVICES 0.1%
ERAC U.S.A. Finance LLC(b) 10/15/37	7.000%	1,796,000	2,202,167
WIRELESS 0.1%
Altice Luxembourg SA(b) 05/15/22	7.750%	126,000	122,850
02/15/25	7.625%	12,000	11,400
Altice US Finance I Corp.(b) 07/15/23	5.375%	62,000	61,380
Altice US Finance II Corp.(b) 07/15/25	7.750%	48,000	46,800
Crown Castle International Corp. 04/15/22	4.875%	96,000	98,520
01/15/23	5.250%	111,000	116,134
Numericable-SFR(b) 05/15/22	6.000%	199,000	199,000
Rogers Communications, Inc. 10/01/23	4.100%	1,550,000	1,560,256
SBA Communications Corp 07/15/22	4.875%	12,000	11,895
SBA Telecommunications, Inc. 07/15/20	5.750%	74,000	77,238
Sprint Communications, Inc. 11/15/21	11.500%	83,000	94,827
Sprint Communications, Inc.(b) 11/15/18	9.000%	122,000	135,877
03/01/20	7.000%	209,000	222,000
Sprint Corp. 09/15/21	7.250%	41,000	39,873
09/15/23	7.875%	116,000	111,505
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/15/24	7.125%	47,000	43,460
02/15/25	7.625%	57,000	53,188
T-Mobile USA, Inc. 04/28/21	6.633%	86,000	89,870
01/15/22	6.125%	18,000	18,563
04/28/22	6.731%	14,000	14,700
03/01/23	6.000%	75,000	76,462
04/01/23	6.625%	173,000	180,439
04/28/23	6.836%	74,000	77,515
01/15/24	6.500%	58,000	59,595
03/01/25	6.375%	21,000	21,462
Wind Acquisition Finance SA(b) 04/30/20	6.500%	111,000	116,827
07/15/20	4.750%	76,000	76,570
04/23/21	7.375%	67,000	68,508
Total			3,806,714
WIRELINES 0.5%
AT&T, Inc. 02/15/39	6.550%	3,620,000	4,119,509
CenturyLink, Inc. 04/01/20	5.625%	48,000	47,880
03/15/22	5.800%	131,000	124,286
12/01/23	6.750%	45,000	43,763
CenturyLink, Inc.(b) 04/01/25	5.625%	42,000	37,506
Deutsche Telekom International Finance BV 03/23/16	5.750%	1,585,000	1,626,473
Frontier Communications Corp. 07/01/21	9.250%	22,000	22,605
01/15/23	7.125%	59,000	53,277
01/15/25	6.875%	165,000	139,631
Level 3 Communications, Inc. 12/01/22	5.750%	94,000	93,765
Level 3 Financing, Inc. 06/01/20	7.000%	16,000	16,840
07/15/20	8.625%	24,000	25,428
01/15/21	6.125%	36,000	37,710
08/15/22	5.375%	127,000	127,450
Orange SA 07/08/19	5.375%	1,330,000	1,477,706
Telecom Italia SpA(b) 05/30/24	5.303%	144,000	146,249
Telefonica Emisiones SAU 06/20/36	7.045%	765,000	936,069
Verizon New York, Inc. 04/01/32	7.375%	4,500,000	5,226,953
Windstream Services LLC 10/15/20	7.750%	11,000	9,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	8,000	8,800
Zayo Group LLC/Capital, Inc.(b) 04/01/23	6.000%	287,000	286,627
05/15/25	6.375%	43,000	42,570
Total			14,650,887
Total Corporate Bonds & Notes (Cost: $373,293,272)			370,686,958

Residential Mortgage-Backed Securities —
Agency 8.8%

Federal Home Loan Mortgage Corp. 05/01/39- 06/01/41	4.500%	8,481,878	9,213,721
12/01/42- 07/01/45	4.000%	15,742,996	16,735,067
10/01/26- 06/01/45	3.500%	59,206,235	61,548,585
06/01/32- 07/01/32	7.000%	524,183	617,860
08/01/32- 03/01/38	6.500%	32,903	37,976
03/01/17- 10/01/39	6.000%	1,770,760	1,998,258
12/01/17- 05/01/40	5.500%	1,566,833	1,724,129
08/01/18- 05/01/41	5.000%	4,829,664	5,296,729
12/01/42- 06/01/45	3.000%	43,035,895	43,191,704
CMO Series 1614 Class MZ 11/15/23	6.500%	19,451	21,514
Federal Home Loan Mortgage Corp.(c) 12/01/36	6.140%	12,937	13,832
08/01/36	2.384%	45,545	48,520
Federal Home Loan Mortgage Corp.(e) 09/14/45	3.500%	19,375,000	20,057,103
09/14/45	4.000%	18,610,000	19,741,138
Federal National Mortgage Association 05/01/40- 06/01/44	4.500%	10,721,163	11,644,662
01/01/29- 12/01/41	4.000%	17,439,410	18,523,201
12/01/25- 12/01/29	3.500%	31,997,123	33,764,789
08/01/18- 02/01/38	5.500%	628,696	697,546
12/01/20	5.000%	97,948	105,076
03/01/17- 08/01/37	6.500%	681,157	784,520

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/01/27- 08/01/43	3.000%	2,910,211	3,015,657
06/01/31- 08/01/32	7.000%	321,853	387,931
09/01/17- 11/01/32	6.000%	494,926	552,943
Federal National Mortgage Association(c) 08/01/36	2.415%	30,305	32,451
04/01/36	1.925%	30,669	32,124
Federal National Mortgage Association(e) 09/14/45	4.000%	15,405,000	16,375,637
Government National Mortgage Association(e) 02/15/45	3.500%	20,260,865	21,125,080
Total Residential Mortgage-Backed Securities — Agency (Cost: $284,755,913)			287,287,753

Residential Mortgage-Backed Securities —
Non-Agency 0.2%

JPMorgan Resecuritization Trust CMO Series 2009-12 Class 9A1(b)(c) 05/26/36	2.723%	1,025,942	1,036,067
SACO I, Inc. CMO Series 1995-1 Class A(b)(c)(g)(h) 09/25/24	0.000%	4,128	2,292
Springleaf Mortgage Loan Trust(b)(c) CMO Series 2012-3A Class A 12/25/59	1.570%	775,586	771,282
CMO Series 2013-1A Class A 06/25/58	1.270%	770,524	765,509
CMO Series 2013-2A Class A 12/25/65	1.780%	828,451	828,873
CMO Series 2013-3A Class A 09/25/57	1.870%	1,855,448	1,849,445
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $5,268,721)			5,253,468

Commercial Mortgage-Backed Securities —
Agency 3.3%

Federal National Mortgage Association Series 2006-M2 Class A2A(c) 10/25/32	5.271%	2,139,380	2,467,666
Government National Mortgage Association Series 2011-149 Class A 10/16/46	3.000%	210,042	211,752
Series 2011-161 Class A 01/16/34	1.738%	1,830,530	1,837,552

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011-31 Class A 12/16/35	2.210%	176,025	176,548
Series 2011-78 Class A 08/16/34	2.250%	389,413	389,950
Series 2012-111 Class AC 04/16/47	2.211%	580,582	583,051
Series 2012-25 Class A 11/16/42	2.575%	2,502,637	2,555,260
Series 2012-45 Class A 03/16/40	2.830%	571,472	577,854
Series 2012-55 Class A 08/16/33	1.704%	717,577	720,571
Series 2012-58 Class A 01/16/40	2.500%	823,183	836,445
Series 2012-79 Class A 04/16/39	1.800%	938,331	935,420
Series 2012-9 Class A 05/16/39	3.220%	458,622	465,056
Series 2013-105 Class A 02/16/37	1.705%	4,588,358	4,552,693
Series 2013-118 Class AB 06/16/36	2.000%	2,469,029	2,465,933
Series 2013-12 Class A 10/16/42	1.410%	1,760,520	1,738,340
Series 2013-126 Class AB 04/16/38	1.540%	2,560,992	2,524,935
Series 2013-138 Class A 08/16/35	2.150%	3,017,383	3,052,602
Series 2013-146 Class AH 08/16/40	2.000%	2,187,175	2,206,455
Series 2013-17 Class AH 10/16/43	1.558%	1,452,030	1,435,456
Series 2013-179 Class A 07/16/37	1.800%	2,606,054	2,591,796
Series 2013-194 Class AB 05/16/38	2.250%	1,857,976	1,873,657
Series 2013-2 Class AB 12/16/42	1.600%	1,236,271	1,227,086
Series 2013-30 Class A 05/16/42	1.500%	2,754,687	2,707,990
Series 2013-32 Class AB 01/16/42	1.900%	2,817,219	2,796,157
Series 2013-33 Class A 07/16/38	1.061%	3,951,603	3,881,963
Series 2013-40 Class A 10/16/41	1.511%	1,724,065	1,704,030
Series 2013-57 Class A 06/16/37	1.350%	4,527,747	4,457,495
Series 2013-61 Class A 01/16/43	1.450%	2,027,593	1,992,836
Series 2013-73 Class AE 01/16/39	1.350%	956,846	942,660
Series 2013-78 Class AB 07/16/39	1.624%	2,100,327	2,070,463
Series 2014-103 Class AB 06/16/53	1.742%	2,687,377	2,754,559

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-109 Class A 01/16/46	2.325%	5,281,752	5,361,839
Series 2014-135 Class AD 08/16/45	2.400%	2,277,938	2,293,697
Series 2014-138 Class A 01/16/44	2.700%	1,305,283	1,329,799
Series 2014-148 Class A 11/16/43	2.650%	3,313,408	3,389,845
Series 2014-169 Class A 11/16/42	2.600%	2,779,492	2,841,686
Series 2014-24 Class BA 07/16/38	2.100%	3,262,314	3,279,999
Series 2014-33 Class A 08/16/39	2.300%	1,507,314	1,517,261
Series 2014-64 Class A 02/16/45	2.200%	2,793,779	2,820,954
Series 2014-67 Class AE 05/16/39	2.150%	1,234,268	1,254,834
Series 2015-21 Class A 11/16/42	2.600%	3,285,251	3,342,201
Series 2015-33 Class AH 02/16/45	2.650%	1,988,440	2,024,503
Series 2015-5 Class KA 11/16/39	2.500%	5,289,993	5,361,228
Series 2015-78 Class A 06/16/40	2.918%	6,357,822	6,509,456
Series 2015-85 Class AF 05/16/44	2.400%	3,985,430	4,029,975
Series 2015-98 Class AE 04/16/41	2.100%	3,100,000	3,112,970
Government National Mortgage Association(c) Series 2013-50 Class AH 06/16/39	2.100%	1,756,186	1,756,019
Total Commercial Mortgage-Backed Securities — Agency (Cost: $109,477,656)			108,960,497

Commercial Mortgage-Backed Securities —
Non-Agency 3.0%

American Homes 4 Rent Trust(b) Series 2014-SFR2 Class A 10/17/36	3.786%	2,993,650	3,058,759
Series 2014-SFR3 Class A 12/17/36	3.678%	3,513,650	3,560,786
American Homes 4 Rent Series 2015-SFR1 Class A(b) 04/17/52	3.467%	3,653,012	3,639,025
Americold 2010 LLC Trust Series 2010-ARTA Class A1(b) 01/14/29	3.847%	271,065	285,265

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Commercial Mortgage Trust Series 2006-4 Class A4 07/10/46	5.634%	2,985,721	3,046,430
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW14 Class A4 12/11/38	5.201%	1,217,339	1,259,014
Series 2006-T24 Class A4 10/12/41	5.537%	1,233,707	1,270,778
Bear Stearns Commercial Mortgage Securities Trust(c) Series 2005-T20 Class A4A 10/12/42	5.257%	20,942	20,920
Series 2007-T28 Class A4 09/11/42	5.742%	790,000	846,192
CD Mortgage Trust Series 2007-CD5 Class A4(c) 11/15/44	5.886%	4,556,610	4,868,200
COBALT CMBS Commercial Mortgage Trust Series 2007-C2 Class A3(c) 04/15/47	5.484%	6,401,334	6,722,028
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4 10/15/49	5.431%	2,445,000	2,515,179
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4 12/11/49	5.322%	6,750,000	6,983,345
Colony Multifamily Mortgage Trust Series 2014-1 Class A(b) 04/20/50	2.543%	1,705,042	1,709,692
DBUBS Mortgage Trust Series 2011-LC1A Class A3(b) 11/10/46	5.002%	150,000	167,702
GE Capital Commercial Mortgage Corp. Series 2006-C1 Class A4(c) 03/10/44	5.452%	1,866,280	1,871,915
GS Mortgage Securities Trust Series 2006-GG8 Class A4 11/10/39	5.560%	2,558,627	2,636,310
General Electric Capital Assurance Co. Series 2003-1 Class A5(b)(c) 05/12/35	5.743%	244,470	267,462
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A4 06/12/47	5.440%	771,893	803,326
JPMorgan Chase Commercial Mortgage Securities Trust(b) Series 2009-IWST Class A2 12/05/27	5.633%	300,000	340,572
Series 2010-C1 Class A1 06/15/43	3.853%	9,190	9,190

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2010-CNTR Class A2 08/05/32	4.311%	450,000	487,773
Series 2011-C3 Class A4 02/15/46	4.717%	450,000	492,541
JPMorgan Chase Commercial Mortgage Securities Trust(c) Series 2005-LDP5 Class A4 12/15/44	5.405%	1,468,090	1,470,863
LB-UBS Commercial Mortgage Trust Series 2006-C6 Class A1A 09/15/39	5.342%	1,547,662	1,598,689
LB-UBS Commercial Mortgage Trust(c) Series 2006-C4 Class A4 06/15/38	6.028%	1,798,535	1,834,265
Series 2007-C7 Class A3 09/15/45	5.866%	1,953,322	2,095,189
Morgan Stanley Capital I Trust Series 2007-IQ13 Class A4 03/15/44	5.364%	3,125,000	3,251,856
Morgan Stanley Capital I Trust(b)(c) Series 2011-C1 Class A4 09/15/47	5.033%	300,000	334,134
Morgan Stanley Capital I Trust(c) Series 2006-T23 Class A4 08/12/41	6.009%	1,627,806	1,663,748
Series 2007-HQ11 Class A4 02/12/44	5.447%	1,600,000	1,661,021
Series 2007-T27 Class A1A 06/11/42	5.825%	3,328,075	3,523,692
Series 2007-T27 Class A4 06/11/42	5.825%	7,327,965	7,805,279
Morgan Stanley Re-Remic Trust(b)(c) Series 2009-GG10 Class A4A 08/12/45	5.989%	1,917,731	2,018,247
Series 2010-GG10 Class A4A 08/15/45	5.988%	4,939,869	5,198,787
Wachovia Bank Commercial Mortgage Trust Series 2006-C29 Class A1A 11/15/48	5.297%	2,347,454	2,445,441
Wachovia Bank Commercial Mortgage Trust(c) Series 2006-C24 Class A1A 03/15/45	5.557%	6,084,510	6,151,634
Series 2006-C24 Class A3 03/15/45	5.558%	2,936,751	2,947,065
Series 2006-C25 Class A1A 05/15/43	5.893%	2,619,912	2,675,323
Series 2006-C26 Class A1A 06/15/45	6.009%	1,733,480	1,780,144
Series 2006-C26 Class A3 06/15/45	6.011%	2,775,000	2,834,807
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $99,549,187)			98,152,588

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Asset-Backed Securities — Non-Agency 1.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Master Owner Trust Series 2014-1 Class A1(c) 01/15/19	0.668%	825,000	825,802
AmeriCredit Automobile Receivables Trust Series 2013-4 Class B 09/10/18	1.660%	770,000	770,246
American Credit Acceptance Receivables Trust(b) Series 2013-1 Class A 04/16/18	1.450%	75,683	75,741
Series 2015-2 Class A 06/12/19	1.570%	984,505	983,822
CNH Wholesale Master Note Trust Series 2013-2A Class A(b)(c) 08/15/19	0.798%	1,650,000	1,651,743
California Republic Auto Receivables Trust Series 2015-1 Class A3 04/15/19	1.330%	1,195,000	1,196,939
CarFinance Capital Auto Trust(b) Series 2013-2A Class A 11/15/17	1.750%	168,952	169,092
Series 2014-1A Class A 12/17/18	1.460%	470,355	469,964
Series 2015-1A Class A 06/15/21	1.750%	1,728,903	1,725,489
Chesapeake Funding LLC Series 2012-1A Class A(b)(c) 11/07/23	0.944%	186,757	186,789
DT Auto Owner Trust(b) Series 2014-3A Class A 04/16/18	0.980%	612,468	612,146
Series 2015-2A Class A 09/17/18	1.240%	1,700,962	1,700,478
Diamond Resorts Owner Trust Series 2013-2 Class A(b) 05/20/26	2.270%	652,161	655,258
Drive Auto Receivables Trust(b) Series 2015-AA Class A3 07/16/18	1.430%	1,945,000	1,947,857
Series 2015-CA Class A3 10/15/18	1.380%	755,000	754,929
Equifirst Mortgage Loan Trust Series 2003-1 Class IF1(c) 12/25/32	4.010%	76,434	76,985
Exeter Automobile Receivables Trust(b) Series 2014-2A Class A 08/15/18	1.060%	272,658	272,143
Series 2014-3A Class A 01/15/19	1.320%	811,725	810,742
Series 2015-1A Class A 06/17/19	1.600%	2,797,537	2,794,454
Series 2015-2A Class A 11/15/19	1.540%	4,022,524	4,018,635

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Investors Auto Owner Trust Series 2014-3A Class A2(b) 11/15/18	1.060%	846,710	847,039
Hertz Fleet Lease Funding LP Series 2014-1 Class A(b)(c) 04/10/28	0.592%	1,876,887	1,878,173
Hilton Grand Vacations Trust(b) Series 2013-A Class A 01/25/26	2.280%	1,242,520	1,251,010
Series 2014-AA Class A 11/25/26	1.770%	2,009,461	1,992,083
Hyundai Auto Lease Securitization Trust Series 2015-A Class A3(b) 09/17/18	1.420%	2,515,000	2,521,099
KeyCorp Student Loan Trust Series 1999-A Class A2(c) 12/27/29	0.612%	117,496	116,605
MVW Owner Trust Series 2015-1A Class A(b) 12/20/32	2.520%	4,675,000	4,686,651
Navient Private Education Loan Trust Series 2015-AA Class A1(b)(c) 12/15/21	0.698%	662,428	660,192
New York City Tax Lien Trust Series 2014-A Class A(b) 11/10/27	1.030%	222,338	222,114
PFS Tax Lien Trust Series 2014-1 Class NOTE(b) 04/15/16	1.440%	546,287	547,680
Prestige Auto Receivables Trust Series 2015-1 Class A2(b) 02/15/19	1.090%	1,590,000	1,590,354
SLM Private Credit Student Loan Trust Series 2004-B Class A2(c) 06/15/21	0.486%	533,616	531,021
SLM Private Education Loan Trust(b) Series 2012-A Class A2 01/17/45	3.830%	500,000	524,622
SLM Private Education Loan Trust(b)(c) Series 2011-C Class A1 12/15/23	1.598%	57,843	57,909
SMART ABS Trust Series 2015-1US Class A3A 09/14/18	1.500%	2,035,000	2,032,190
SMB Private Education Loan Trust Series 2015-B Class A1(b)(c) 02/15/23	0.891%	995,000	993,122
Sierra Timeshare Receivables Funding Co. LLC Series 2010-3A Class A(b) 11/20/25	3.510%	22,633	22,791

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TAL Advantage V LLC Series 2014-2A Class A1(b) 05/20/39	1.700%	1,225,705	1,217,227
TCF Auto Receivables Owner Trust Series 2015-1A Class A2(b) 08/15/18	1.020%	1,875,000	1,874,816
Volvo Financial Equipment LLC Series 2015-1A Class A3(b) 06/17/19	1.510%	2,400,000	2,405,899
Westlake Automobile Receivables Trust Series 2015-1A Class A2(b) 03/15/18	1.170%	4,500,000	4,493,061
Total Asset-Backed Securities — Non-Agency (Cost: $52,135,808)			52,164,912

Inflation-Indexed Bonds 0.6%

UNITED STATES 0.6%
U.S. Treasury Inflation-Indexed Bond 04/15/17	0.125%	20,177,925	20,105,143
Total Inflation-Indexed Bonds (Cost: $20,455,994)			20,105,143

U.S. Treasury Obligations 3.5%

U.S. Treasury 08/15/40	3.875%	71,736,000	84,475,668
07/31/18	1.375%	29,700,000	29,960,261
Total U.S. Treasury Obligations (Cost: $109,637,746)			114,435,929

Foreign Government Obligations(i) 0.6%

CANADA 0.5%
Province of Nova Scotia 01/26/17	5.125%	4,000,000	4,232,808
Province of Ontario 02/14/18	1.200%	5,400,000	5,390,377
Province of Quebec 05/14/18	4.625%	4,400,000	4,784,697

Total	14,407,882
MEXICO 0.1%

Pemex Project Funding Master Trust 01/21/21	5.500%	3,100,000	3,324,750
Total Foreign Government Obligations (Cost: $17,551,545)			17,732,632

Municipal Bonds 0.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ILLINOIS 0.1%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011 03/01/17	5.365%	4,155,000	4,320,452
Total Municipal Bonds (Cost: $4,366,381)			4,320,452

Senior Loans —%

Borrower	Weighted Average Coupon	Principal Amount	Value ($)
HEALTH CARE —%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(j) 03/20/20	8.500%	40,000	39,700
RETAILERS —%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(c)(j) 08/21/20	5.750%	50,000	50,469
TECHNOLOGY —%
Applied Systems, Inc. 2nd Lien Term Loan(c)(j) 01/24/22	7.500%	7,000	6,954
Riverbed Technology, Inc. Term Loan(c)(j) 04/25/22	6.000%	62,851	62,825

Total	69,779

Total Senior Loans (Cost: $159,836)	159,948

Money Market Funds 8.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(f)(k)	266,135,925	266,135,925
Total Money Market Funds (Cost: $266,135,925)		266,135,925
Total Investments (Cost: $3,041,520,121)		3,315,831,777
Other Assets & Liabilities, Net		(54,513,441)
Net Assets		3,261,318,336

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the value of these securities amounted to $128,370,836 or 3.94% of net assets.

(c)  Variable rate security.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2015, the value of these securities amounted to $13,750, which represents less then 0.01% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  The rate shown is the seven-day current annualized yield at August 31, 2015.

(g)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at August 31, 2015 was $2,292, which represents less then 0.01% of net assets. Information concerning such security holdings at August 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
SACO I, Inc. CMO Series 1995-1 Class A 09/25/24 0.000%	04/30/1999 - 12/20/2002	3,948

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2015, the value of these securities amounted to $2,292, which represents less then 0.01% of net assets.

(i)  Principal and interest may not be guaranteed by the government.

(j)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	172,907,678	1,262,966,909	(1,169,738,662)	266,135,925	329,410	266,135,925

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

PIK  Payment-in-Kind

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	218,040,302	—	—	218,040,302
Consumer Staples	157,633,610	—	—	157,633,610
Energy	138,237,276	—	—	138,237,276
Financials	365,020,748	—	—	365,020,748
Health Care	316,401,320	—	—	316,401,320
Industrials	231,013,069	—	—	231,013,069
Information Technology	440,339,986	—	—	440,339,986
Materials	11,154,624	—	—	11,154,624
Telecommunication Services	54,547,110	—	—	54,547,110
Utilities	38,047,527	—	—	38,047,527
Total Common Stocks	1,970,435,572	—	—	1,970,435,572
Corporate Bonds & Notes	—	370,686,958	—	370,686,958
Residential Mortgage-Backed Securities — Agency	—	287,287,753	—	287,287,753
Residential Mortgage-Backed Securities — Non-Agency	—	5,251,176	2,292	5,253,468
Commercial Mortgage-Backed Securities — Agency	—	108,960,497	—	108,960,497
Commercial Mortgage-Backed Securities — Non-Agency	—	98,152,588	—	98,152,588
Asset-Backed Securities — Non-Agency	—	52,164,912	—	52,164,912
Inflation-Indexed Bonds	—	20,105,143	—	20,105,143
U.S. Treasury Obligations	114,435,929	—	—	114,435,929
Foreign Government Obligations	—	17,732,632	—	17,732,632
Municipal Bonds	—	4,320,452	—	4,320,452
Senior Loans	—	159,948	—	159,948
Money Market Funds	—	266,135,925	—	266,135,925
Total Investments	2,084,871,501	1,230,957,984	2,292	3,315,831,777

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	172,907,678	172,907,678	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage-backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
39,775	—	—	39,775

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,775,384,196)	$3,049,695,852
Affiliated issuers (identified cost $266,135,925)	266,135,925
Total investments (identified cost $3,041,520,121)	3,315,831,777
Receivable for:
Investments sold	17,393,937
Investments sold on a delayed delivery basis	16,857,228
Capital shares sold	17,331,069
Dividends	3,533,183
Interest	5,860,513
Foreign tax reclaims	21,444
Prepaid expenses	30,622
Trustees' deferred compensation plan	58,306
Other assets	3,553
Total assets	3,376,921,632
Liabilities
Payable for:
Investments purchased	15,721,073
Investments purchased on a delayed delivery basis	94,023,755
Capital shares purchased	4,933,025
Investment management fees	151,259
Distribution and/or service fees	91,467
Transfer agent fees	435,076
Administration fees	13,834
Plan administration fees	5,085
Compensation of board members	3,063
Chief compliance officer expenses	237
Other expenses	167,116
Trustees' deferred compensation plan	58,306
Total liabilities	115,603,296
Net assets applicable to outstanding capital stock	$3,261,318,336
Represented by
Paid-in capital	$2,898,698,172
Undistributed net investment income	29,776,070
Accumulated net realized gain	58,532,438
Unrealized appreciation (depreciation) on:
Investments	274,311,656
Total — representing net assets applicable to outstanding capital stock	$3,261,318,336

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$1,885,537,697
Shares outstanding	52,668,829
Net asset value per share	$35.80
Maximum offering price per share(a)	$37.98
Class B
Net assets	$8,833,824
Shares outstanding	247,678
Net asset value per share	$35.67
Class C
Net assets	$612,243,050
Shares outstanding	17,158,683
Net asset value per share	$35.68
Class K
Net assets	$22,260,317
Shares outstanding	622,727
Net asset value per share	$35.75
Class R
Net assets	$37,089,044
Shares outstanding	1,036,206
Net asset value per share	$35.79
Class R4
Net assets	$38,489,409
Shares outstanding	1,067,500
Net asset value per share	$36.06
Class R5
Net assets	$110,945,549
Shares outstanding	3,100,804
Net asset value per share	$35.78
Class Y
Net assets	$65,757,621
Shares outstanding	1,823,042
Net asset value per share	$36.07
Class Z
Net assets	$480,161,825
Shares outstanding	13,431,859
Net asset value per share	$35.75

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$63,319,340
Dividends — affiliated issuers	329,410
Interest	20,586,148
Foreign taxes withheld	(136,842)
Total income	84,098,056
Expenses:
Investment management fees	15,376,747
Distribution and/or service fees
Class A	4,024,551
Class B	113,152
Class C	4,428,389
Class R	137,826
Transfer agent fees
Class A	2,434,449
Class B	17,109
Class C	669,992
Class K	11,942
Class R	41,705
Class R4	47,401
Class R5	40,765
Class Z	634,378
Administration fees	1,412,144
Plan administration fees
Class K	59,712
Compensation of board members	64,453
Custodian fees	50,324
Printing and postage fees	233,448
Registration fees	252,863
Professional fees	116,344
Chief compliance officer expenses	1,297
Other	55,175
Total expenses	30,224,166
Expense reductions	(2,583)
Total net expenses	30,221,583
Net investment income	53,876,473
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	79,696,603
Foreign currency translations	(4,404)
Futures contracts	(28,921)
Net realized gain	79,663,278
Net change in unrealized appreciation (depreciation) on:
Investments	(126,070,757)
Futures contracts	25,549
Net change in unrealized depreciation	(126,045,208)
Net realized and unrealized loss	(46,381,930)
Net increase in net assets resulting from operations	$7,494,543

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations
Net investment income	$53,876,473	$16,679,443
Net realized gain	79,663,278	123,328,431
Net change in unrealized appreciation (depreciation)	(126,045,208)	152,115,360
Net increase in net assets resulting from operations	7,494,543	292,123,234
Distributions to shareholders
Net investment income
Class A	(17,583,657)	(10,145,453)
Class B	(42,723)	(17,023)
Class C	(2,170,594)	(294,362)
Class K	(279,351)	(227,333)
Class R	(235,751)	(104,635)
Class R4	(405,564)	(102,651)
Class R5	(1,182,676)	(499,676)
Class Y	(464,225)	(172,558)
Class Z	(5,540,058)	(3,679,726)
Net realized gains
Class A	(51,318,940)	—
Class B	(436,395)	—
Class C	(12,484,969)	—
Class K	(829,944)	—
Class R	(829,019)	—
Class R4	(869,521)	—
Class R5	(1,893,151)	—
Class Y	(936,890)	—
Class Z	(13,624,282)	—
Total distributions to shareholders	(111,127,710)	(15,243,417)
Increase in net assets from capital stock activity	1,222,955,848	273,518,577
Increase from payment by affiliate (Note 6)	—	243,303
Total increase in net assets	1,119,322,681	550,641,697
Net assets at beginning of year	2,141,995,655	1,591,353,958
Net assets at end of year	$3,261,318,336	$2,141,995,655
Undistributed net investment income	$29,776,070	$3,703,421

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	23,044,574	849,143,615	9,917,748	341,351,085
Distributions reinvested	1,755,826	63,595,896	266,155	9,181,368
Redemptions	(8,445,175)	(310,953,059)	(5,106,180)	(177,103,822)
Net increase	16,355,225	601,786,452	5,077,723	173,428,631
Class B shares
Subscriptions	88,902	3,259,026	106,482	3,635,445
Distributions reinvested	12,310	443,459	447	15,498
Redemptions(a)	(192,301)	(7,050,415)	(153,234)	(5,285,378)
Net decrease	(91,089)	(3,347,930)	(46,305)	(1,634,435)
Class C shares
Subscriptions	10,211,580	375,103,625	4,040,423	139,283,691
Distributions reinvested	363,462	13,124,747	7,468	260,258
Redemptions	(1,423,591)	(52,266,510)	(751,921)	(26,065,253)
Net increase	9,151,451	335,961,862	3,295,970	113,478,696
Class K shares
Subscriptions	94,952	3,466,998	385,555	13,262,953
Distributions reinvested	30,677	1,108,787	6,652	227,269
Redemptions	(133,353)	(4,891,086)	(1,976,240)	(64,732,285)
Net decrease	(7,724)	(315,301)	(1,584,033)	(51,242,063)
Class R shares
Subscriptions	797,090	29,364,631	341,923	11,863,573
Distributions reinvested	21,236	768,655	2,517	86,913
Redemptions	(361,624)	(13,361,380)	(177,088)	(6,154,741)
Net increase	456,702	16,771,906	167,352	5,795,745
Class R4 shares
Subscriptions	868,563	32,087,299	417,642	14,594,294
Distributions reinvested	29,517	1,078,665	1,722	60,808
Redemptions	(249,090)	(9,255,556)	(110,599)	(3,941,817)
Net increase	648,990	23,910,408	308,765	10,713,285
Class R5 shares
Subscriptions	2,250,236	82,589,442	534,624	18,323,902
Distributions reinvested	84,668	3,075,827	14,489	499,612
Redemptions	(527,586)	(19,297,513)	(187,080)	(6,480,424)
Net increase	1,807,318	66,367,756	362,033	12,343,090

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	1,537,795	57,194,044	206,084	7,051,149
Distributions reinvested	38,339	1,401,115	4,974	172,529
Redemptions	(211,982)	(7,879,818)	(57,518)	(1,993,216)
Net increase	1,364,152	50,715,341	153,540	5,230,462
Class Z shares
Subscriptions	6,092,718	223,848,477	2,412,087	83,264,768
Distributions reinvested	437,899	15,841,211	88,114	3,028,323
Redemptions	(2,959,328)	(108,584,334)	(2,359,519)	(80,887,925)
Net increase	3,571,289	131,105,354	140,682	5,405,166
Total net increase	33,256,314	1,222,955,848	7,875,727	273,518,577

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$37.01		$31.83		$28.21		$26.06		$23.29
Income from investment operations:
Net investment income	0.75	(d)	0.32		0.28		0.33		0.37
Net realized and unrealized gain (loss)	(0.23)		5.16		3.64		2.97		2.79
Total from investment operations	0.52		5.48		3.92		3.30		3.16
Less distributions to shareholders:
Net investment income	(0.40)		(0.30)		(0.30)		(0.34)		(0.39)
Net realized gains	(1.33)		—		—		(0.81)		—
Total distributions to shareholders	(1.73)		(0.30)		(0.30)		(1.15)		(0.39)
Net asset value, end of period	$35.80		$37.01		$31.83		$28.21		$26.06
Total return	1.38%		17.29%		13.97%		13.14%		13.57%
Ratios to average net assets(a)
Total gross expenses	1.06%		1.09%		1.14%		1.16%		1.10%
Total net expenses(b)	1.06	%(c)	1.09	%(c)	1.13	%(c)	1.11	%(c)	1.03	%(c)
Net investment income	2.03%		0.94%		0.91%		1.24%		1.38%
Supplemental data
Net assets, end of period (in thousands)	$1,885,538		$1,344,071		$994,163		$774,214		$657,604
Portfolio turnover	102%		109%		141%		130%		99%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.48 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$36.91		$31.75		$28.15		$26.00		$23.24
Income from investment operations:
Net investment income	0.30	(d)	0.06		0.05		0.13		0.17
Net realized and unrealized gain (loss)	(0.06)		5.15		3.63		2.97		2.78
Total from investment operations	0.24		5.21		3.68		3.10		2.95
Less distributions to shareholders:
Net investment income	(0.15)		(0.05)		(0.08)		(0.14)		(0.19)
Net realized gains	(1.33)		—		—		(0.81)		—
Total distributions to shareholders	(1.48)		(0.05)		(0.08)		(0.95)		(0.19)
Net asset value, end of period	$35.67		$36.91		$31.75		$28.15		$26.00
Total return	0.63%		16.40%		13.12%		12.30%		12.71%
Ratios to average net assets(a)
Total gross expenses	1.81%		1.84%		1.89%		1.91%		1.84%
Total net expenses(b)	1.81	%(c)	1.84	%(c)	1.88	%(c)	1.86	%(c)	1.78	%(c)
Net investment income	0.82%		0.18%		0.16%		0.49%		0.64%
Supplemental data
Net assets, end of period (in thousands)	$8,834		$12,504		$12,225		$11,910		$14,227
Portfolio turnover	102%		109%		141%		130%		99%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.32 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$36.92		$31.75		$28.15		$25.99		$23.24
Income from investment operations:
Net investment income	0.56	(e)	0.07		0.05		0.13		0.17
Net realized and unrealized gain (loss)	(0.32)		5.14		3.63		2.98		2.77
Total from investment operations	0.24		5.21		3.68		3.11		2.94
Less distributions to shareholders:
Net investment income	(0.15)		(0.05)		(0.08)		(0.14)		(0.19)
Net realized gains	(1.33)		—		—		(0.81)		—
Total distributions to shareholders	(1.48)		(0.05)		(0.08)		(0.95)		(0.19)
Increase from payment by affiliate	—		0.01		—		—		—
Net asset value, end of period	$35.68		$36.92		$31.75		$28.15		$25.99
Total return	0.63%		16.44	%(a)	13.12%		12.34%		12.67%
Ratios to average net assets(b)
Total gross expenses	1.81%		1.84%		1.89%		1.91%		1.84%
Total net expenses(c)	1.81	%(d)	1.84	%(d)	1.88	%(d)	1.86	%(d)	1.79	%(d)
Net investment income	1.52%		0.19%		0.16%		0.50%		0.62%
Supplemental data
Net assets, end of period (in thousands)	$612,243		$295,665		$149,581		$74,771		$48,236
Portfolio turnover	102%		109%		141%		130%		99%

Notes to Financial Highlights

(a)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.56 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class K	2015	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$36.96	$31.80	$28.18	$26.02	$27.16
Income from investment operations:
Net investment income	0.69 (g)	0.35	0.31	0.35	0.18
Net realized and unrealized gain (loss)	(0.13)	5.15	3.64	2.98	(1.15	)(b)
Total from investment operations	0.56	5.50	3.95	3.33	(0.97)
Less distributions to shareholders:
Net investment income	(0.44)	(0.34)	(0.33)	(0.36)	(0.17)
Net realized gains	(1.33)	—	—	(0.81)	—
Total distributions to shareholders	(1.77)	(0.34)	(0.33)	(1.17)	(0.17)
Net asset value, end of period	$35.75	$36.96	$31.80	$28.18	$26.02
Total return	1.49%	17.39%	14.11%	13.26%	(3.59%)
Ratios to average net assets(c)
Total gross expenses	0.95%	0.97%	1.01%	1.03%	1.02	%(d)
Total net expenses(e)	0.95%	0.97%	1.01%	1.03%	1.02	%(d)(f)
Net investment income	1.86%	1.00%	1.02%	1.32%	1.40	%(d)
Supplemental data
Net assets, end of period (in thousands)	$22,260	$23,303	$70,411	$60,735	$48,799
Portfolio turnover	102%	109%	141%	130%	99%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$37.01		$31.82		$28.19		$26.04		$24.62
Income from investment operations:
Net investment income	0.73	(g)	0.24		0.20		0.27		0.30
Net realized and unrealized gain (loss)	(0.31)		5.15		3.65		2.97		1.35
Total from investment operations	0.42		5.39		3.85		3.24		1.65
Less distributions to shareholders:
Net investment income	(0.31)		(0.21)		(0.22)		(0.28)		(0.23)
Net realized gains	(1.33)		—		—		(0.81)		—
Total distributions to shareholders	(1.64)		(0.21)		(0.22)		(1.09)		(0.23)
Increase from payment by affiliate	—		0.01		—		—		—
Net asset value, end of period	$35.79		$37.01		$31.82		$28.19		$26.04
Total return	1.10%		17.04	%(b)	13.73%		12.87%		6.70%
Ratios to average net assets(c)
Total gross expenses	1.31%		1.34%		1.39%		1.42%		1.37	%(d)
Total net expenses(e)	1.31	%(f)	1.34	%(f)	1.38	%(f)	1.36	%(f)	1.28	%(d)(f)
Net investment income	1.97%		0.69%		0.64%		1.01%		1.20	%(d)
Supplemental data
Net assets, end of period (in thousands)	$37,089		$21,445		$13,113		$2,740		$457
Portfolio turnover	102%		109%		141%		130%		99%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.55 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$37.27		$32.03		$28.25
Income from investment operations:
Net investment income	0.88	(g)	0.42		0.29
Net realized and unrealized gain (loss)	(0.27)		5.18		3.76
Total from investment operations	0.61		5.60		4.05
Less distributions to shareholders:
Net investment income	(0.49)		(0.38)		(0.27)
Net realized gains	(1.33)		—		—
Total distributions to shareholders	(1.82)		(0.38)		(0.27)
Increase from payment by affiliate	—		0.02		—
Net asset value, end of period	$36.06		$37.27		$32.03
Total return	1.62%		17.64	%(b)	14.40%
Ratios to average net assets(c)
Total gross expenses	0.81%		0.84%		0.88	%(d)
Total net expenses(e)	0.81	%(f)	0.84	%(f)	0.88	%(d)(f)
Net investment income	2.37%		1.21%		1.14	%(d)
Supplemental data
Net assets, end of period (in thousands)	$38,489		$15,596		$3,515
Portfolio turnover	102%		109%		141%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.51 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015	2014		2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$36.99	$31.80		$28.17	$26.02	$27.16
Income from investment operations:
Net investment income	0.97 (h)	0.45		0.39	0.42	0.24
Net realized and unrealized gain (loss)	(0.32)	5.14		3.64	2.97	(1.18	)(b)
Total from investment operations	0.65	5.59		4.03	3.39	(0.94)
Less distributions to shareholders:
Net investment income	(0.53)	(0.42)		(0.40)	(0.43)	(0.20)
Net realized gains	(1.33)	—		—	(0.81)	—
Total distributions to shareholders	(1.86)	(0.42)		(0.40)	(1.24)	(0.20)
Increase from payment by affiliate	—	0.02		—	—	—
Net asset value, end of period	$35.78	$36.99		$31.80	$28.17	$26.02
Total return	1.74%	17.76	%(c)	14.42%	13.52%	(3.46%)
Ratios to average net assets(d)
Total gross expenses	0.70%	0.73%		0.76%	0.78%	0.75	%(e)
Total net expenses(f)	0.70%	0.73%		0.76%	0.78%	0.73	%(e)(g)
Net investment income	2.63%	1.30%		1.26%	1.57%	1.79	%(e)
Supplemental data
Net assets, end of period (in thousands)	$110,946	$47,848		$29,617	$15	$13
Portfolio turnover	102%	109%		141%	130%	99%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.57 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$37.28	$32.04		$28.25
Income from investment operations:
Net investment income	1.21 (f)	0.47		0.34
Net realized and unrealized gain (loss)	(0.54)	5.19		3.75
Total from investment operations	0.67	5.66		4.09
Less distributions to shareholders:
Net investment income	(0.55)	(0.44)		(0.30)
Net realized gains	(1.33)	—		—
Total distributions to shareholders	(1.88)	(0.44)		(0.30)
Increase from payment by affiliate	—	0.02		—
Net asset value, end of period	$36.07	$37.28		$32.04
Total return	1.78%	17.84	%(b)	14.54%
Ratios to average net assets(c)
Total gross expenses	0.66%	0.68%		0.70	%(d)
Total net expenses(e)	0.66%	0.68%		0.70	%(d)
Net investment income	3.27%	1.35%		1.34	%(d)
Supplemental data
Net assets, end of period (in thousands)	$65,758	$17,106		$9,784
Portfolio turnover	102%	109%		141%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.78 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$36.96		$31.78		$28.17		$26.02		$23.27
Income from investment operations:
Net investment income	0.83	(d)	0.41		0.35		0.40		0.43
Net realized and unrealized gain (loss)	(0.22)		5.15		3.63		2.96		2.77
Total from investment operations	0.61		5.56		3.98		3.36		3.20
Less distributions to shareholders:
Net investment income	(0.49)		(0.38)		(0.37)		(0.40)		(0.45)
Net realized gains	(1.33)		—		—		(0.81)		—
Total distributions to shareholders	(1.82)		(0.38)		(0.37)		(1.21)		(0.45)
Net asset value, end of period	$35.75		$36.96		$31.78		$28.17		$26.02
Total return	1.64%		17.60%		14.24%		13.42%		13.78%
Ratios to average net assets(a)
Total gross expenses	0.81%		0.84%		0.89%		0.91%		0.83%
Total net expenses(b)	0.81	%(c)	0.84	%(c)	0.88	%(c)	0.86	%(c)	0.78	%(c)
Net investment income	2.24%		1.18%		1.16%		1.49%		1.62%
Supplemental data
Net assets, end of period (in thousands)	$480,162		$364,457		$308,945		$284,934		$229,744
Portfolio turnover	102%		109%		141%		130%		99%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.47 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

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Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

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For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its

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counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At August 31, 2015, the fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(28,921)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	25,549

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	8,704,746
Futures contracts — Short	7,395,996

*Based on the ending quarterly outstanding amounts for the year ended August 31, 2015.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower;

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August 31, 2015

provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

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August 31, 2015

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its

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August 31, 2015

current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.57% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency

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August 31, 2015

services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15
Class C	0.15
Class K	0.05
Class R	0.15
Class R4	0.15
Class R5	0.05
Class Z	0.15

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2015, the Fund's total potential future obligation over the life of the Guaranty is $22,476. The liability remaining at August 31, 2015 for non-recurring charges associated with the lease amounted to $14,033 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2015 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,553, which approximates the fair value of the ownership interest.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $2,583.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the

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Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $6,219,796 for Class A, $1,056 for Class B and $60,503 for Class C shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.20%	1.20%
Class B	1.95	1.95
Class C	1.95	1.95
Class K	1.14	1.12
Class R	1.45	1.45
Class R4	0.95	0.95
Class R5	0.89	0.87
Class Y	0.84	0.82
Class Z	0.95	0.95

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, re-characterization of distributions for investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$100,775
Accumulated net realized gain	(100,775)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$27,904,599	$15,243,417
Long-term capital gains	83,223,111	—
Total	$111,127,710	$15,243,417

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$33,135,355
Undistributed long-term capital gains	68,290,875
Net unrealized appreciation	261,334,956

At August 31, 2015, the cost of investments for federal income tax purposes was $3,054,496,821 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$326,368,662
Unrealized depreciation	(65,033,706)
Net unrealized appreciation	$261,334,956

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,583,133,676 and $2,519,270,370, respectively, for the year ended August 31, 2015, of which $1,506,152,082 and $1,365,386,776, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Payments by Affiliates

During the year ended August 31, 2014, the Fund received a payment of $243,303 from the Investment Manager as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in "Increase from payment by affiliate" on the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net

Annual Report 2015

COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Shareholder Concentration Risk

Affiliated shareholders of record owned 45.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Balanced Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

Annual Report 2015

COLUMBIA BALANCED FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	45.40%
Capital Gain Dividend	$90,210,085

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015

COLUMBIA BALANCED FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015

COLUMBIA BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015

COLUMBIA BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015

COLUMBIA BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA BALANCED FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the "Independent Trustees") of Columbia Funds Series Trust I (the "Trust") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Balanced Fund (the "Fund"), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the "Management Agreement" and, together with the Advisory Agreement, the "Agreements") combining the Advisory Agreement and the Fund's existing administrative services agreement (the "Administrative Services Agreement") in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015

COLUMBIA BALANCED FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015

COLUMBIA BALANCED FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the ninth, twelfth and seventeenth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the fourth and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

Annual Report 2015

COLUMBIA BALANCED FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015

COLUMBIA BALANCED FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Columbia Balanced Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN120_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

COLUMBIA EMERGING MARKETS FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA EMERGING MARKETS FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Advisory Agreement	46
Important Information About This Report	51

Annual Report 2015

COLUMBIA EMERGING MARKETS FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Emerging Markets Fund (the Fund) Class A shares returned -19.65% excluding sales charges for the 12-month period that ended August 31, 2015.

■  The Fund's benchmark, the MSCI Emerging Markets Index (Net), returned -22.95% during the 12-month period, while the MSCI EAFE Index (Net), a measure of more developed foreign markets, returned -7.47%.

■  The Fund's relative performance was helped by its underweight position in commodity-producing countries and below-benchmark weightings in the underperforming energy and materials sectors.

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		-19.65	0.17	4.70
Including sales charges		-24.29	-1.01	4.08
Class B*	02/28/13
Excluding sales charges		-20.30	-0.59	3.89
Including sales charges		-24.29	-0.93	3.89
Class C*	09/28/07
Excluding sales charges		-20.28	-0.62	3.90
Including sales charges		-21.08	-0.62	3.90
Class I*	09/27/10	-19.33	0.58	5.02
Class K*	02/28/13	-19.50	0.33	4.84
Class R*	09/27/10	-19.93	-0.08	4.41
Class R4*	03/19/13	-19.45	0.41	4.94
Class R5*	11/08/12	-19.35	0.50	4.98
Class W*	09/27/10	-19.74	0.14	4.67
Class Y*	11/08/12	-19.34	0.53	5.00
Class Z	01/02/98	-19.41	0.42	4.94
MSCI Emerging Markets Index (Net)		-22.95	-0.92	5.52
MSCI EAFE Index (Net)		-7.47	7.05	3.96

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/ appended-performance for more information.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA EMERGING MARKETS FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA EMERGING MARKETS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

The Fund's Class A shares returned -19.65% excluding sales charges during the 12-month period that ended August 31, 2015. The Fund's benchmark, the MSCI Emerging Markets Index (Net), returned -22.95%. The MSCI EAFE Index (Net), a measure of more developed foreign markets, returned -7.47%. The Fund's relative performance was helped by its underweight position in commodity-producing countries and below-benchmark weightings in the underperforming energy and materials sectors.

Market Overview

Emerging markets stocks experienced significant headwinds during the 12 months ended August 31, 2015, leading to above-average volatility and substantial underperformance relative to the developed markets. The environment of slow global growth contributed to a sharp downturn in commodity prices, which weighed heavily on stocks in commodity-exporting countries. Further, the strength of the U.S. dollar had a two-pronged impact in that it made dollar-linked emerging markets currencies less competitive and also depressed returns for dollar-based investors. Emerging markets equities were also pressured by the uncertainty associated with U.S. Federal Reserve (Fed) policy. Since higher U.S. rates are typically a negative for emerging markets stocks, investors remained on edge due to the persistent speculation regarding the timing of the Fed's first rate hike. These factors had the most pronounced impact from May onward, causing the index to close the period near its lowest level since 2009.

Performance and Positioning

Although the Fund produced a negative absolute return for the period, our actively managed, bottom-up approach added value by mitigating some of the downside in the broader market. A key factor in our outperformance was our decision to tilt the Fund away from countries that are commodity exporters — such as Brazil, Peru, Malaysia, and Colombia, among others — and emphasize those that are commodity importers, including China, India, and the Philippines. This strategy proved very helpful to relative performance, as many exporting nations finished among the worst-performing countries in the asset class during the period.

Our efforts to minimize commodities exposure were also reflected in the Fund's sector weightings, highlighted by our underweight positions in energy and materials — the two worst-performing sectors in the market during the period. At the same time, we held overweight positions in technology and health care, both of which outperformed the broader market. Our preference for these sectors reflects our desire to own innovative companies with business models or product cycles that are relatively independent of broader economic trends. We see health care, in particular, as being an important growth area. We expect that as per-capita gross domestic product rises throughout the emerging markets, consumers will devote more of their budgets to improving their health care. With the sector currently making up only about 2% of the benchmark, we believe there may be significant upside potential in the coming years.

Portfolio Management

Dara White, CFA

Jasmine Weili Huang, CFA, CPA (U.S. and China), CFM

Robert Cameron

Young Kim

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2015)
Tencent Holdings Ltd. (China)	4.1
Naspers Ltd., Class N (South Africa)	3.0
Industrial & Commercial Bank of China Ltd., Class H (China)	2.9
Samsung Electronics Co., Ltd. (South Korea)	2.8
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.6
China Mobile Ltd. (China)	2.4
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.2
SK Telecom Co., Ltd. (South Korea)	1.7
Cathay Financial Holding Co., Ltd. (Taiwan)	1.7
Metropolitan Bank & Trust Co. (Philippines)	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015
5

COLUMBIA EMERGING MARKETS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at August 31, 2015)
Brazil	5.1
China	26.3
Czech Republic	0.5
Hong Kong	2.4
India	15.1
Indonesia	3.4
Mexico	3.4
Peru	0.6
Philippines	4.1
Poland	0.4
Russian Federation	3.7
South Africa	6.5
South Korea	10.1
Taiwan	10.4
Thailand	2.6
Turkey	1.3
United Arab Emirates	1.0
United Kingdom	0.2
United States(a)	2.9
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	14.9
Consumer Staples	7.1
Energy	3.3
Financials	28.6
Health Care	5.7
Industrials	5.1
Information Technology	22.2
Materials	5.1
Telecommunication Services	6.0
Utilities	2.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Stock selection also played a positive role in the Fund's outperformance, with our strongest relative results occurring in India, the Philippines, and South Africa. India-based Eicher Motors, which experienced strong sales for its Royal Enfield motorcycle brand, was the largest positive contributor to performance. Dish TV India, GT Capital Holdings (Philippines) and PT Mitra Keluarga Karyasehat, an Indonesia-based hospital operator, also stood out as being leading contributors. On the negative side, our investments in the financial and information technology sectors underperformed. Our leading detractors were largely stocks that were directly impacted by slowing economic growth, such as the Mexican cement producer Cemex and Melco Crown Entertainment, which operates casinos in China's Macau region. Certain banking stocks that were affected by slowdowns in their respective countries also detracted from performance, including Bangkok Bank and Kasikornbank in Thailand, and Itaú Unibanco Holding SA in Brazil. We sold the Fund's positions in Melco Crown Entertainment and Bangkok Bank before the close of the reporting period.

Opportunities in China and India

China and India were the Fund's largest country weightings at the close of the period, and both represented meaningful overweights relative to the benchmark. China's stock market experienced unusual volatility during the past year, with a substantial rally in March and April followed by an even more dramatic decline in the subsequent four months. These fluctuations, in dominating the headlines, have obscured what we believe are the increasingly attractive investment opportunities in the country. We were underweight in China for many years due to our concerns about slowing economic growth and potential overcapacity, but we moved to an overweight during the period due to the central bank's looser monetary policy and the government's effort at making meaningful economic reforms. India, for its part, has already moved past its economic slowdown and is seeing growth pick up due in part to its accommodative monetary policy and the reforms being put in place by the country's pro-business government. With 150 million citizens set to enter the workforce in the next ten years, we believe India is at the beginning of an extended period of prosperity. Not least, we have found that both countries are home to an abundance of individual companies that meet our bottom-up criteria.

Outlook

At this time, we anticipate additional volatility in the coming months, as the challenges that emerging markets stocks have faced throughout the past year are still largely in place. In our view, Fed policy remains highly uncertain, the strength of the U.S. dollar represents a continued obstacle to both economic growth and market performance, and headline risk remains elevated. Nevertheless, the emerging markets are a large, diverse, and growing asset class, which means that we continue to find an abundance of individual companies with positive drivers of performance. We therefore welcome volatility, as it provides the opportunity to purchase shares in high-quality companies at inexpensive prices.

Annual Report 2015
6

COLUMBIA EMERGING MARKETS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
7

COLUMBIA EMERGING MARKETS FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	854.20	1,017.08	7.66	8.33	1.63
Class B	1,000.00	1,000.00	850.80	1,013.28	11.16	12.14	2.38
Class C	1,000.00	1,000.00	851.00	1,013.28	11.16	12.14	2.38
Class I	1,000.00	1,000.00	856.00	1,019.46	5.46	5.94	1.16
Class K	1,000.00	1,000.00	855.50	1,017.99	6.82	7.42	1.45
Class R	1,000.00	1,000.00	853.20	1,015.81	8.83	9.60	1.88
Class R4	1,000.00	1,000.00	855.80	1,018.25	6.58	7.16	1.40
Class R5	1,000.00	1,000.00	856.20	1,019.16	5.74	6.24	1.22
Class W	1,000.00	1,000.00	854.10	1,017.08	7.66	8.33	1.63
Class Y	1,000.00	1,000.00	855.80	1,019.41	5.50	5.99	1.17
Class Z	1,000.00	1,000.00	855.80	1,018.35	6.49	7.06	1.38

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%

Issuer	Shares	Value ($)
BRAZIL 5.1%
AmBev SA, ADR	2,060,849	10,860,674
BB Seguridade Participacoes SA	1,835,800	14,588,603
Hypermarcas SA(a)	1,304,400	5,945,358
Itaú Unibanco Holding SA, ADR	1,149,504	8,414,369
M. Dias Branco SA	24,000	418,833
Raia Drogasil SA	276,900	3,004,430
Ultrapar Participacoes SA	466,900	8,239,449
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	688,800	8,926,585
Total		60,398,301
CHINA 25.8%
3SBio, Inc.(a)(b)	3,626,000	3,644,691
58.Com, Inc., ADR(a)	190,397	8,655,448
AAC Technologies Holdings, Inc.	1,613,000	9,085,108
Alibaba Group Holding Ltd., ADR(a)	203,126	13,430,691
Baidu, Inc., ADR(a)	87,151	12,832,985
Bank of China Ltd., Class H	12,663,000	5,767,577
Beijing Urban Construction Design & Development Group Co., Ltd. Class H(b)	6,304,000	3,174,903
China Animal Healthcare Ltd.(a)(c)(d)	6,354,000	1,975,876
China Biologic Products, Inc.(a)	69,891	6,628,462
China Mobile Ltd.	2,370,500	28,512,604
China Mobile Ltd., ADR	105,617	6,318,009
China Pacific Insurance Group Co., Ltd., Class H	4,396,600	15,948,158
Chongqing Changan Automobile Co., Ltd., Class B	4,779,592	7,578,368
CSPC Pharmaceutical Group Ltd.	6,000,000	5,522,014
CT Environmental Group Ltd.	15,698,264	5,147,604
ENN Energy Holdings Ltd.	1,868,000	9,542,285
Industrial & Commercial Bank of China Ltd., Class H	59,370,000	34,760,313
JD.com, Inc. ADR(a)	241,951	6,261,692
Pax Global Technology Ltd.	3,779,000	3,516,669
Ping An Insurance Group Co. of China Ltd., Class H	6,360,000	31,060,784
Shenzhou International Group Holdings Ltd.	2,794,000	14,105,729
Sihuan Pharmaceutical Holdings Group Ltd.(c)(d)	13,799,000	2,813,197

Common Stocks (continued)

Issuer	Shares	Value ($)
Sinotrans Ltd., Class H	11,163,000	5,125,746
Tencent Holdings Ltd.	2,923,200	48,954,906
Vipshop Holdings Ltd., ADR(a)	615,546	11,073,672
WuXi PharmaTech (Cayman), Inc. ADR(a)	85,653	3,619,696
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,364,000	8,972,100
Total		314,029,287
CZECH REPUBLIC 0.5%
Komercni Banka AS	24,371	5,554,050
HONG KONG 3.2%
AIA Group Ltd.	2,589,000	14,304,478
Sands China Ltd.	1,868,400	6,494,218
Techtronic Industries Co., Ltd.	2,239,500	8,098,873
Total		28,897,569
INDIA 15.3%
Apollo Hospitals Enterprise Ltd.	205,398	4,138,294
Asian Paints Ltd.	675,642	8,622,683
Bharat Petroleum Corp., Ltd.	579,426	7,679,107
Bharti Infratel Ltd.	1,140,061	6,854,119
Dish TV India Ltd.(a)	7,193,312	11,296,702
Eicher Motors Ltd.	30,245	8,647,700
Havells India Ltd	1,302,315	5,096,673
HCL Technologies Ltd.	753,249	11,003,271
HDFC Bank Ltd., ADR	190,816	10,874,604
ICICI Bank Ltd., ADR	1,463,230	12,759,366
IndusInd Bank Ltd.	1,277,184	16,478,703
Infosys Ltd.	358,371	5,943,703
Just Dial Ltd.	353,224	4,490,058
Larsen & Toubro Ltd.	259,610	6,260,399
LIC Housing Finance Ltd.	749,850	5,000,355
Lupin Ltd.	191,875	5,576,367
Motherson Sumi Systems Ltd.	3,076,408	14,058,998
Natco Pharma Ltd.	191,763	6,462,602
Syngene International Ltd.(a)(b)(c)(d)	1,112,545	5,214,233
Tata Motors Ltd.(a)	795,169	4,103,091
UPL Ltd.	1,547,051	11,694,417
Yes Bank Ltd.	809,387	8,387,274
Total		180,642,719

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
INDONESIA 3.4%
PT Bank Rakyat Indonesia Persero Tbk	12,378,200	9,371,254
PT Matahari Department Store Tbk	11,952,300	14,893,647
PT Mitra Keluarga Karyasehat Tbk	1,973,500	3,794,595
PT Nippon Indosari Corpindo Tbk	60,910,900	4,982,860
PT Pakuwon Jati Tbk	149,709,500	4,059,219
PT Sumber Alfaria Trijaya Tbk	77,727,500	3,208,680
Total		40,310,255
MEXICO 3.4%
Alfa SAB de CV, Class A	2,365,100	4,722,344
Cemex SAB de CV, ADR(a)	1,651,285	12,979,100
Grupo Financiero Banorte SAB de CV, Class O	2,293,600	10,979,463
Grupo Financiero Santander Mexico SAB de CV, ADR, Class B	462,661	3,590,250
Grupo Mexico SAB de CV, Class B	3,091,690	7,842,218
Total		40,113,375
PERU 0.6%
Credicorp Ltd.	65,492	7,202,810
PHILIPPINES 4.2%
GT Capital Holdings, Inc.	522,785	14,208,764
Metropolitan Bank & Trust Co.	11,165,566	19,978,116
Robinsons Retail Holdings, Inc.	4,255,840	6,324,705
SM Prime Holdings, Inc.	12,274,100	5,115,988
Universal Robina Corp.	967,350	4,006,695
Total		49,634,268
POLAND 0.4%
Bank Pekao SA	111,805	4,765,692
RUSSIAN FEDERATION 3.7%
Lukoil PJSC, ADR	256,459	9,915,987
Magnit PJSC	93,673	17,907,430
Mail.ru Group Ltd., GDR(a)(b)	221,245	4,065,766
MMC Norilsk Nickel PJSC, ADR	597,923	9,408,817
QIWI PLC, ADR	115,856	3,029,634
Total		44,327,634
SOUTH AFRICA 6.5%
Aspen Pharmacare Holdings Ltd.	364,988	9,427,649
AVI Ltd.	1,321,121	8,070,105

Common Stocks (continued)

Issuer	Shares	Value ($)
Clicks Group Ltd.	445,728	3,077,035
Discovery Ltd.	877,970	8,872,958
Naspers Ltd., Class N	268,965	34,867,693
Sasol Ltd.	409,351	13,117,297
Total		77,432,737
SOUTH KOREA 10.2%
Cuckoo Electronics Co., Ltd.	45,407	10,474,166
Duk San Neolux Co., Ltd.(a)	216,118	3,059,452
EO Technics Co., Ltd.	38,077	3,476,004
Hotel Shilla Co., Ltd.	57,355	5,841,865
Hyungkuk F&B Co., Ltd.(a)(d)	6,502	266,869
Korea Electric Power Corp.	210,447	8,597,399
LG Uplus Corp.	973,893	9,054,657
Lotte Chemical Corp.	22,960	4,795,238
Pharma Research Products Co., Ltd.(a)	20,808	1,324,745
Samchuly Bicycle Co., Ltd.	209,874	3,874,221
Samsung Electronics Co., Ltd.	36,175	33,287,239
Seegene, Inc.(a)	87,542	3,434,764
SK Hynix, Inc.	311,804	9,437,485
SK Telecom Co., Ltd.	97,797	20,143,417
Wonik IPS Co., Ltd.(a)	396,906	3,726,601
Total		120,794,122
TAIWAN 10.5%
Advanced Semiconductor Engineering, Inc.	8,079,000	8,155,976
Catcher Technology Co., Ltd.	968,000	9,895,625
Cathay Financial Holding Co., Ltd.	13,907,850	20,090,336
CTBC Financial Holding Co., Ltd.	21,543,524	12,995,952
Cub Elecparts, Inc.	741,000	7,718,693
Eclat Textile Co., Ltd.	532,200	8,003,989
eMemory Technology, Inc.	661,000	6,179,988
Gigasolar Materials Corp.	296,200	4,222,908
Hota Industrial Manufacturing Co., Ltd.	197,000	596,009
Largan Precision Co., Ltd.	86,000	8,003,389
Merida Industry Co., Ltd.	1,100,400	5,999,479
Pegatron Corp.	1,966,000	5,101,832
Superalloy Industrial Co., Ltd.	306,577	958,577
Taiwan Semiconductor Manufacturing Co., Ltd.	6,773,048	26,352,634
Total		124,275,387

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
THAILAND 2.6%
Kasikornbank PCL, Foreign Registered Shares	1,309,900	6,608,051
Mega Lifesciences PCL, Foreign Registered Shares	7,727,000	3,771,730
Muangthai Leasing PCL	7,674,900	3,640,086
Siam Commercial Bank PCL (The), Foreign Registered Shares	1,453,600	5,755,963
Srisawad Power 1979 PCL	4,483,100	4,595,542
Thai Union Frozen Products PCL, Foreign Registered Shares	13,440,800	6,525,480
Total		30,896,852
TURKEY 1.3%
Coca-Cola Icecek AS	464,722	5,748,545
Pegasus Hava Tasimaciligi AS(a)	341,687	2,166,143
Turk Traktor ve Ziraat Makineleri AS	135,722	3,299,430
Ulker Biskuvi Sanayi AS	635,130	3,906,411
Total		15,120,529
UNITED ARAB EMIRATES 1.0%
Emaar Properties PJSC	6,380,304	11,809,411

Common Stocks (continued)

Issuer	Shares	Value ($)
UNITED KINGDOM 0.2%
Randgold Resources Ltd.	38,432	2,324,197
UNITED STATES 1.9%
Atento SA(a)	350,334	3,881,701
Cognizant Technology Solutions Corp., Class A(a)	141,115	8,881,778
Luxoft Holding, Inc.(a)	161,922	9,891,815
Total		22,655,294
Total Common Stocks (Cost: $1,166,720,708)		1,181,184,489

Money Market Funds 1.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(e)(f)	12,058,111	12,058,111
Total Money Market Funds (Cost: $12,058,111)		12,058,111
Total Investments (Cost: $1,178,778,819)		1,193,242,600
Other Assets & Liabilities, Net		(9,092,569)
Net Assets		1,184,150,031

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the value of these securities amounted to $16,099,593 or 1.36% of net assets.

(c)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at August 31, 2015 was $10,003,306, which represents 0.84% of net assets. Information concerning such security holdings at August 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
China Animal Healthcare Ltd.	07/21/2014 - 11/19/2014	4,620,487
Sihuan Pharmaceutical Holdings Group Ltd.	02/23/2015 - 03/04/2015	8,151,384
Syngene International Ltd.	7/24/15	4,999,428

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2015, the value of these securities amounted to $10,270,175, which represents 0.87% of net assets.

(e)  The rate shown is the seven-day current annualized yield at August 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Notes to Portfolio of Investments (continued)

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	17,068,200	599,024,604	(604,034,693)	12,058,111	29,403	12,058,111

Abbreviation Legend

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Brazil	60,398,301	—	—	60,398,301
China	68,820,655	240,419,559	4,789,073	314,029,287
Czech Republic	—	5,554,050	—	5,554,050
Hong Kong	—	28,897,569	—	28,897,569
India	23,633,970	151,794,516	5,214,233	180,642,719
Indonesia	—	40,310,255	—	40,310,255
Mexico	40,113,375	—	—	40,113,375
Peru	7,202,810	—	—	7,202,810
Philippines	—	49,634,268	—	49,634,268
Poland	—	4,765,692	—	4,765,692
Russian Federation	12,945,621	31,382,013	—	44,327,634
South Africa	—	77,432,737	—	77,432,737
South Korea	—	120,527,253	266,869	120,794,122
Taiwan	—	124,275,387	—	124,275,387
Thailand	—	30,896,852	—	30,896,852
Turkey	—	15,120,529	—	15,120,529
United Arab Emirates	—	11,809,411	—	11,809,411
United Kingdom	—	2,324,197	—	2,324,197
United States	22,655,294	—	—	22,655,294
Total Common Stocks	235,770,026	935,144,288	10,270,175	1,181,184,489
Money Market Funds	—	12,058,111	—	12,058,111
Total Investments	235,770,026	947,202,399	10,270,175	1,193,242,600

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	17,068,200	17,068,200	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	3,442,000	3,442,000	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,166,720,708)	$1,181,184,489
Affiliated issuers (identified cost $12,058,111)	12,058,111
Total investments (identified cost $1,178,778,819)	1,193,242,600
Receivable for:
Investments sold	6,923,729
Capital shares sold	467,174
Dividends	1,475,596
Foreign tax reclaims	2,847
Prepaid expenses	14,705
Trustees' deferred compensation plan	44,074
Total assets	1,202,170,725
Liabilities
Foreign currency (cost $2,092,002)	2,092,002
Payable for:
Investments purchased	7,074,924
Capital shares purchased	8,175,218
Investment management fees	101,588
Distribution and/or service fees	7,151
Transfer agent fees	211,349
Administration fees	7,666
Plan administration fees	22
Compensation of board members	13,362
Chief compliance officer expenses	126
Other expenses	293,212
Trustees' deferred compensation plan	44,074
Total liabilities	18,020,694
Net assets applicable to outstanding capital stock	$1,184,150,031
Represented by
Paid-in capital	$1,247,952,692
Excess of distributions over net investment income	(945,045)
Accumulated net realized loss	(77,293,971)
Unrealized appreciation (depreciation) on:
Investments	14,463,781
Foreign currency translations	(27,426)
Total — representing net assets applicable to outstanding capital stock	$1,184,150,031

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$238,932,435
Shares outstanding	27,185,966
Net asset value per share	$8.79
Maximum offering price per share(a)	$9.33
Class B
Net assets	$2,599,922
Shares outstanding	308,030
Net asset value per share	$8.44
Class C
Net assets	$20,462,199
Shares outstanding	2,420,668
Net asset value per share	$8.45
Class I
Net assets	$129,429,846
Shares outstanding	14,600,813
Net asset value per share	$8.86
Class K
Net assets	$95,594
Shares outstanding	10,844
Net asset value per share	$8.82
Class R
Net assets	$6,996,872
Shares outstanding	802,197
Net asset value per share	$8.72
Class R4
Net assets	$1,827,348
Shares outstanding	205,394
Net asset value per share	$8.90
Class R5
Net assets	$17,558,723
Shares outstanding	1,979,919
Net asset value per share	$8.87
Class W
Net assets	$57,491
Shares outstanding	6,545
Net asset value per share	$8.78
Class Y
Net assets	$5,350,583
Shares outstanding	601,138
Net asset value per share	$8.90
Class Z
Net assets	$760,839,018
Shares outstanding	86,101,076
Net asset value per share	$8.84

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$26,268,588
Dividends — affiliated issuers	29,403
Interest	9,394
Foreign taxes withheld	(2,920,818)
Total income	23,386,567
Expenses:
Investment management fees	14,725,495
Distribution and/or service fees
Class A	720,705
Class B	43,876
Class C	249,122
Class R	37,831
Class W	247
Transfer agent fees
Class A	648,615
Class B	9,857
Class C	56,047
Class K	80
Class R	17,025
Class R4	2,188
Class R5	4,978
Class W	222
Class Z	2,283,015
Administration fees	1,140,095
Plan administration fees
Class K	398
Compensation of board members	46,940
Custodian fees	756,972
Printing and postage fees	99,600
Registration fees	185,545
Professional fees	89,381
Line of credit interest expense	2,338
Chief compliance officer expenses	765
Other	188,455
Total expenses	21,309,792
Expense reductions	(2,024)
Total net expenses	21,307,768
Net investment income	2,078,799
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(70,168,197)
Foreign currency translations	(970,739)
Net realized loss	(71,138,936)
Net change in unrealized appreciation (depreciation) on:
Investments	(236,226,314)
Foreign currency translations	(15,699)
Foreign capital gains tax	620,027
Net change in unrealized depreciation	(235,621,986)
Net realized and unrealized loss	(306,760,922)
Net decrease in net assets from operations	$(304,682,123)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations
Net investment income	$2,078,799	$1,993,411
Net realized gain (loss)	(71,138,936)	9,708,890
Net change in unrealized appreciation (depreciation)	(235,621,986)	234,248,571
Net increase (decrease) in net assets resulting from operations	(304,682,123)	245,950,872
Distributions to shareholders
Net investment income
Class A	(10,564)	(485,759)
Class I	(711,105)	(1,306,561)
Class K	(370)	(1,567)
Class R4	(836)	(592)
Class R5	(15,205)	(12,369)
Class W	(4)	(43,241)
Class Y	(18,877)	(19,594)
Class Z	(2,847,786)	(2,600,356)
Total distributions to shareholders	(3,604,747)	(4,470,039)
Increase (decrease) in net assets from capital stock activity	(82,410,927)	129,453,926
Total increase (decrease) in net assets	(390,697,797)	370,934,759
Net assets at beginning of year	1,574,847,828	1,203,913,069
Net assets at end of year	$1,184,150,031	$1,574,847,828
Excess of distributions over net investment income	$(945,045)	$1,833,025

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	3,874,794	39,633,768	5,326,155	54,370,328
Distributions reinvested	1,055	10,310	47,467	474,197
Redemptions	(5,404,992)	(54,656,539)	(9,574,283)	(97,494,231)
Net decrease	(1,529,143)	(15,012,461)	(4,200,661)	(42,649,706)
Class B shares
Subscriptions	7,828	77,258	18,004	176,732
Redemptions(a)	(269,797)	(2,655,593)	(428,149)	(4,209,341)
Net decrease	(261,969)	(2,578,335)	(410,145)	(4,032,609)
Class C shares
Subscriptions	539,018	5,292,880	599,191	5,881,148
Redemptions	(676,372)	(6,633,044)	(709,620)	(7,008,679)
Net decrease	(137,354)	(1,340,164)	(110,429)	(1,127,531)
Class I shares
Subscriptions	2,050,692	20,687,009	2,624,531	26,468,771
Distributions reinvested	72,413	711,091	129,997	1,306,471
Redemptions	(1,198,281)	(12,438,393)	(9,157,184)	(92,186,054)
Net increase (decrease)	924,824	8,959,707	(6,402,656)	(64,410,812)
Class K shares
Subscriptions	10	101	60	610
Distributions reinvested	37	365	156	1,558
Redemptions	(8,008)	(82,348)	(36,650)	(364,980)
Net decrease	(7,961)	(81,882)	(36,434)	(362,812)
Class R shares
Subscriptions	296,050	2,998,912	379,738	3,798,262
Redemptions	(250,445)	(2,529,410)	(267,771)	(2,707,376)
Net increase	45,605	469,502	111,967	1,090,886
Class R4 shares
Subscriptions	205,002	2,201,092	31,393	326,818
Distributions reinvested	84	829	58	583
Redemptions	(26,824)	(271,603)	(8,362)	(88,803)
Net increase	178,262	1,930,318	23,089	238,598
Class R5 shares
Subscriptions	1,876,656	19,546,076	157,161	1,605,674
Distributions reinvested	1,547	15,205	1,225	12,327
Redemptions	(177,693)	(1,777,242)	(28,717)	(295,302)
Net increase	1,700,510	17,784,039	129,669	1,322,699
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	—	—	457,495	4,599,843
Distributions reinvested	—	4	4,328	43,235
Redemptions	(5,654)	(54,765)	(3,892,835)	(37,806,523)
Net decrease	(5,654)	(54,761)	(3,431,012)	(33,163,445)
Class Y shares
Subscriptions	318,963	3,269,168	389,144	4,031,568
Distributions reinvested	1,913	18,865	1,940	19,578
Redemptions	(93,927)	(940,649)	(67,191)	(684,925)
Net increase	226,949	2,347,384	323,893	3,366,221
Class Z shares
Subscriptions	43,726,071	446,533,740	52,550,625	538,414,334
Distributions reinvested	22,101	216,800	36,241	363,498
Redemptions	(53,999,466)	(541,584,814)	(26,620,173)	(269,595,395)
Net increase (decrease)	(10,251,294)	(94,834,274)	25,966,693	269,182,437
Total net increase (decrease)	(9,117,225)	(82,410,927)	11,963,974	129,453,926

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.94		$9.13		$9.08		$10.01		$11.48		$11.27
Income from investment operations:
Net investment income (loss)	(0.01)		(0.01)		0.14		0.05		0.05		0.01
Net realized and unrealized gain (loss)	(2.14)		1.84		(0.05)		(0.55)		(0.95)		1.75
Total from investment operations	(2.15)		1.83		0.09		(0.50)		(0.90)		1.76
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.02)		(0.04)		—		—		(0.09)
Net realized gains	—		—		—		(0.43)		(0.57)		(1.46)
Total distributions to shareholders	(0.00	)(b)	(0.02)		(0.04)		(0.43)		(0.57)		(1.55)
Net asset value, end of period	$8.79		$10.94		$9.13		$9.08		$10.01		$11.48
Total return	(19.65%)		20.01%		0.98%		(4.80%)		(8.06%)		16.74%
Ratios to average net assets(c)
Total gross expenses	1.62	%(d)	1.67	%(d)	1.76%		2.08	%(e)	2.08	%(d)	1.96	%(d)
Total net expenses(f)	1.62	%(d)(g)	1.67	%(d)(g)	1.75	%(g)	1.92	%(e)(g)	1.87	%(d)(g)	1.65	%(d)(g)
Net investment income (loss)	(0.07%)		(0.07%)		1.42%		1.41	%(e)	0.54%		0.07%
Supplemental data
Net assets, end of period (in thousands)	$238,932		$314,231		$300,601		$11,177		$12,260		$12,388
Portfolio turnover	76%		80%		81%		35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.59		$8.89		$10.17
Income from investment operations:
Net investment income (loss)	(0.10)		(0.09)		0.04
Net realized and unrealized gain (loss)	(2.05)		1.79		(1.32)
Total from investment operations	(2.15)		1.70		(1.28)
Net asset value, end of period	$8.44		$10.59		$8.89
Total return	(20.30%)		19.12%		(12.59%)
Ratios to average net assets(b)
Total gross expenses	2.37	%(c)	2.42	%(c)	2.49	%(d)
Total net expenses(e)	2.37	%(c)(f)	2.42	%(c)(f)	2.49	%(d)(f)
Net investment income (loss)	(0.96%)		(0.89%)		0.81	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,600		$6,035		$8,713
Portfolio turnover	76%		80%		81%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.60		$8.90		$8.89		$9.84		$11.39		$11.21
Income from investment operations:
Net investment income (loss)	(0.08)		(0.08)		0.05		0.02		(0.03)		(0.07)
Net realized and unrealized gain (loss)	(2.07)		1.78		(0.03)		(0.54)		(0.95)		1.73
Total from investment operations	(2.15)		1.70		0.02		(0.52)		(0.98)		1.66
Less distributions to shareholders:
Net investment income	—		—		(0.01)		—		—		(0.02)
Net realized gains	—		—		—		(0.43)		(0.57)		(1.46)
Total distributions to shareholders	—		—		(0.01)		(0.43)		(0.57)		(1.48)
Redemption fees:
Net asset value, end of period	$8.45		$10.60		$8.90		$8.89		$9.84		$11.39
Total return	(20.28%)		19.10%		0.26%		(5.09%)		(8.86%)		15.92%
Ratios to average net assets(b)
Total gross expenses	2.37	%(c)	2.42	%(c)	2.53%		2.83	%(d)	2.83	%(c)	2.71	%(c)
Total net expenses(e)	2.37	%(c)(f)	2.42	%(c)(f)	2.50	%(f)	2.67	%(d)(f)	2.62	%(c)(f)	2.40	%(c)(f)
Net investment income (loss)	(0.83%)		(0.81%)		0.49%		0.65	%(d)	(0.27%)		(0.62%)
Supplemental data
Net assets, end of period (in thousands)	$20,462		$27,126		$23,756		$2,820		$2,879		$2,100
Portfolio turnover	76%		80%		81%		35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,							Year Ended March 31,
Class I	2015		2014		2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$11.04		$9.21		$9.13	$10.04		$11.48		$11.71
Income from investment operations:
Net investment income (loss)	0.04		0.03		0.08	0.07		0.06		(0.01)
Net realized and unrealized gain (loss)	(2.17)		1.86		0.06 (c)	(0.55)		(0.93)		0.88
Total from investment operations	(2.13)		1.89		0.14	(0.48)		(0.87)		0.87
Less distributions to shareholders:
Net investment income	(0.05)		(0.06)		(0.06)	—		—		(0.10)
Net realized gains	—		—		—	(0.43)		(0.57)		(1.00)
Total distributions to shareholders	(0.05)		(0.06)		(0.06)	(0.43)		(0.57)		(1.10)
Net asset value, end of period	$8.86		$11.04		$9.21	$9.13		$10.04		$11.48
Total return	(19.33%)		20.60%		1.47%	(4.58%)		(7.79%)		7.75%
Ratios to average net assets(d)
Total gross expenses	1.15	%(e)	1.18	%(e)	1.37%	1.53	%(f)	1.56	%(e)	1.59	%(e)(f)
Total net expenses(g)	1.15	%(e)	1.18	%(e)	1.29%	1.48	%(f)	1.51	%(e)	1.33	%(e)(f)
Net investment income (loss)	0.42%		0.34%		0.75%	1.86	%(f)	0.65%		(0.09	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$129,430		$151,003		$184,937	$239,618		$214,524		$104,595
Portfolio turnover	76%		80%		81%	35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class K	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.98		$9.17		$10.44
Income from investment operations:
Net investment income (loss)	(0.01)		(0.00	)(b)	0.11
Net realized and unrealized gain (loss)	(2.13)		1.85		(1.38)
Total from investment operations	(2.14)		1.85		(1.27)
Less distributions to shareholders:
Net investment income	(0.02)		(0.04)		—
Total distributions to shareholders	(0.02)		(0.04)		—
Net asset value, end of period	$8.82		$10.98		$9.17
Total return	(19.50%)		20.21%		(12.16%)
Ratios to average net assets(c)
Total gross expenses	1.44	%(d)	1.47	%(d)	1.51	%(e)
Total net expenses(f)	1.44	%(d)	1.47	%(d)	1.51	%(e)
Net investment income (loss)	(0.06%)		(0.04%)		2.21	%(e)
Supplemental data
Net assets, end of period (in thousands)	$96		$206		$506
Portfolio turnover	76%		80%		81%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class R	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$10.89		$9.09		$9.06		$9.99		$11.49		$11.70
Income from investment operations:
Net investment income (loss)	(0.03)		(0.03)		0.11		0.04		(0.06)		(0.06)
Net realized and unrealized gain (loss)	(2.14)		1.83		(0.05)		(0.54)		(0.87)		0.91
Total from investment operations	(2.17)		1.80		0.06		(0.50)		(0.93)		0.85
Less distributions to shareholders:
Net investment income	—		—		(0.03)		—		—		(0.06)
Net realized gains	—		—		—		(0.43)		(0.57)		(1.00)
Total distributions to shareholders	—		—		(0.03)		(0.43)		(0.57)		(1.06)
Net asset value, end of period	$8.72		$10.89		$9.09		$9.06		$9.99		$11.49
Total return	(19.93%)		19.80%		0.67%		(4.81%)		(8.32%)		7.50%
Ratios to average net assets(c)
Total gross expenses	1.87	%(d)	1.91	%(d)	2.02%		2.33	%(e)	2.37	%(d)	2.21	%(d)(e)
Total net expenses(f)	1.87	%(d)(g)	1.91	%(d)(g)	2.00	%(g)	2.17	%(e)(g)	2.20	%(d)(g)	1.91	%(d)(e)(g)
Net investment income (loss)	(0.30%)		(0.26%)		1.09%		1.15	%(e)	(0.58%)		(0.97	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$6,997		$8,237		$5,863		$491		$514		$2
Portfolio turnover	76%		80%		81%		35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.08		$9.24		$10.42
Income from investment operations:
Net investment income	0.09		0.04		0.06
Net realized and unrealized gain (loss)	(2.24)		1.84		(1.24)
Total from investment operations	(2.15)		1.88		(1.18)
Less distributions to shareholders:
Net investment income	(0.03)		(0.04)		—
Total distributions to shareholders	(0.03)		(0.04)		—
Net asset value, end of period	$8.90		$11.08		$9.24
Total return	(19.45%)		20.36%		(11.32%)
Ratios to average net assets(b)
Total gross expenses	1.39	%(c)	1.41	%(c)	1.54	%(d)
Total net expenses(e)	1.39	%(c)(f)	1.41	%(c)(f)	1.53	%(d)(f)
Net investment income	0.91%		0.35%		1.31	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,827		$301		$37
Portfolio turnover	76%		80%		81%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.05		$9.22		$9.72
Income from investment operations:
Net investment income	0.11		0.05		0.13
Net realized and unrealized gain (loss)	(2.24)		1.84		(0.57)
Total from investment operations	(2.13)		1.89		(0.44)
Less distributions to shareholders:
Net investment income	(0.05)		(0.06)		(0.06)
Total distributions to shareholders	(0.05)		(0.06)		(0.06)
Net asset value, end of period	$8.87		$11.05		$9.22
Total return	(19.35%)		20.58%		(4.60%)
Ratios to average net assets(b)
Total gross expenses	1.21	%(c)	1.22	%(c)	1.32	%(d)
Total net expenses(e)	1.21	%(c)	1.22	%(c)	1.29	%(d)
Net investment income	1.08%		0.46%		1.65	%(d)
Supplemental data
Net assets, end of period (in thousands)	$17,559		$3,087		$1,381
Portfolio turnover	76%		80%		81%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class W	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$10.94		$9.13		$9.07		$10.00		$11.48		$11.70
Income from investment operations:
Net investment income (loss)	(0.02)		(0.07)		0.02		0.05		0.07		(0.02)
Net realized and unrealized gain (loss)	(2.14)		1.89		0.08	(c)	(0.55)		(0.98)		0.88
Total from investment operations	(2.16)		1.82		0.10		(0.50)		(0.91)		0.86
Less distributions to shareholders:
Net investment income	(0.00	)(d)	(0.01)		(0.04)		—		—		(0.08)
Net realized gains	—		—		—		(0.43)		(0.57)		(1.00)
Total distributions to shareholders	(0.00	)(d)	(0.01)		(0.04)		(0.43)		(0.57)		(1.08)
Net asset value, end of period	$8.78		$10.94		$9.13		$9.07		$10.00		$11.48
Total return	(19.74%)		19.98%		1.09%		(4.81%)		(8.15%)		7.61%
Ratios to average net assets(e)
Total gross expenses	1.62	%(f)	1.67	%(f)	1.91%		2.09	%(g)	2.09	%(f)	1.95	%(f)(g)
Total net expenses(h)	1.62	%(f)(i)	1.67	%(f)(i)	1.77	%(i)	1.92	%(g)(i)	1.85	%(f)(i)	1.65	%(f)(g)(i)
Net investment income (loss)	(0.15%)		(0.68%)		0.25%		1.41	%(g)	0.73%		(0.41	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$57		$133		$31,426		$31,470		$30,863		$50,623
Portfolio turnover	76%		80%		81%		35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  Rounds to zero.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.09		$9.24		$9.74
Income from investment operations:
Net investment income	0.05		0.06		0.09
Net realized and unrealized gain (loss)	(2.19)		1.85		(0.53)
Total from investment operations	(2.14)		1.91		(0.44)
Less distributions to shareholders:
Net investment income	(0.05)		(0.06)		(0.06)
Total distributions to shareholders	(0.05)		(0.06)		(0.06)
Net asset value, end of period	$8.90		$11.09		$9.24
Total return	(19.34%)		20.73%		(4.57%)
Ratios to average net assets(b)
Total gross expenses	1.15	%(c)	1.19	%(c)	1.31	%(d)
Total net expenses(e)	1.15	%(c)	1.19	%(c)	1.31	%(d)
Net investment income	0.46%		0.56%		1.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$5,351		$4,148		$465
Portfolio turnover	76%		80%		81%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$11.00		$9.18		$9.11		$10.03		$11.49		$11.26
Income from investment operations:
Net investment income	0.02		0.03		0.09		0.06		0.09		0.06
Net realized and unrealized gain (loss)	(2.15)		1.83		0.03	(b)	(0.55)		(0.98)		1.74
Total from investment operations	(2.13)		1.86		0.12		(0.49)		(0.89)		1.80
Less distributions to shareholders:
Net investment income	(0.03)		(0.04)		(0.05)		—		—		(0.11)
Net realized gains	—		—		—		(0.43)		(0.57)		(1.46)
Total distributions to shareholders	(0.03)		(0.04)		(0.05)		(0.43)		(0.57)		(1.57)
Net asset value, end of period	$8.84		$11.00		$9.18		$9.11		$10.03		$11.49
Total return	(19.41%)		20.28%		1.29%		(4.69%)		(7.96%)		17.16%
Ratios to average net assets(c)
Total gross expenses	1.37	%(d)	1.41	%(d)	1.60%		1.83	%(e)	1.83	%(d)	1.71	%(d)
Total net expenses(f)	1.37	%(d)(g)	1.41	%(d)(g)	1.52	%(g)	1.67	%(e)(g)	1.61	%(d)(g)	1.40	%(d)(g)
Net investment income	0.18%		0.25%		0.94%		1.65	%(e)	0.87%		0.52%
Supplemental data
Net assets, end of period (in thousands)	$760,839		$1,060,340		$646,228		$174,554		$206,451		$326,675
Portfolio turnover	76%		80%		81%		35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal

Annual Report 2015
32

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer

Annual Report 2015
33

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2015
34

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.10% to 0.66% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.98% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.22
Class C	0.22
Class K	0.05
Class R	0.23
Class R4	0.23
Class R5	0.05
Class W	0.22
Class Z	0.22

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

Annual Report 2015
35

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

The lease and the Guaranty expire in January 2019. At August 31, 2015, the Fund's total potential future obligation over the life of the Guaranty is $50,485. The liability remaining at August 31, 2015 for non-recurring charges associated with the lease amounted to $29,035 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $2,024.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to

Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $220,928 for Class A, $683 for Class B and $1,505 for Class C shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.74%	1.78%
Class B	2.49	2.53
Class C	2.49	2.53
Class I	1.33	1.33
Class K	1.63	1.63
Class R	1.99	2.03
Class R4	1.49	1.53
Class R5	1.38	1.38
Class W	1.74	1.78
Class Y	1.33	1.33
Class Z	1.49	1.53

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with

Annual Report 2015
36

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign capital gains tax, foreign currency transactions, post-October capital losses, late-year ordinary losses and excess distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(1,252,122)
Accumulated net realized loss	2,422,367
Paid-in capital	(1,170,245)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$3,319,253	$4,470,039
Long-term capital gains	285,494	—
Total	$3,604,747	$4,470,039

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$12,718,097

At August 31, 2015, the cost of investments for federal income tax purposes was $1,180,524,503 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$134,164,372
Unrealized depreciation	(121,446,275)
Net unrealized appreciation	12,718,097

For the year ended August 31, 2015, $6,941,797 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2015, the Fund will elect to treat late-year ordinary losses of $892,367 and post-October capital losses of $75,548,287 as arising on September 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,104,966,415 and $1,172,564,907, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding

Annual Report 2015
37

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

For the year ended August 31, 2015, the average daily loan balance outstanding on days when borrowing existed was $8,875,000 at a weighted average interest rate of 1.19%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.

Note 8. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Annual Report 2015
38

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Shareholder Concentration Risk

At August 31, 2015, one unaffiliated shareholder of record owned 58.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 28.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
39

COLUMBIA EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

Annual Report 2015
40

COLUMBIA EMERGING MARKETS FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	2.18%
Capital Gain Dividend	$299,769
Foreign Taxes Paid	$4,650,094
Foreign Taxes Paid Per Share	$0.03
Foreign Source Income	$26,009,849
Foreign Source Income Per Share	$0.19

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015
41

COLUMBIA EMERGING MARKETS FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
42

COLUMBIA EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
43

COLUMBIA EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
44

COLUMBIA EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
45

COLUMBIA EMERGING MARKETS FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Emerging Markets Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015
46

COLUMBIA EMERGING MARKETS FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
47

COLUMBIA EMERGING MARKETS FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the fiftieth, thirty-second and thirty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services

Annual Report 2015
48

COLUMBIA EMERGING MARKETS FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits

Annual Report 2015
49

COLUMBIA EMERGING MARKETS FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
50

COLUMBIA EMERGING MARKETS FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
51

Columbia Emerging Markets Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN142_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Board Consideration and Approval of Advisory Agreement	45
Important Information About This Report	49

Annual Report 2015

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Energy and Natural Resources Fund (the Fund) Class A shares returned -31.16% excluding sales charges for the 12-month period that ended August 31, 2015.

■  During the same 12-month period, the Fund underperformed its Blended Index, which returned -28.26%, but outperformed the S&P North American Natural Resources Sector Index, which returned -34.00%.

■  Sharply declining commodity prices hurt both the Fund and its benchmarks.

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		-31.16	0.63	1.46
Including sales charges		-35.10	-0.56	0.86
Class B*	03/07/11
Excluding sales charges		-31.65	-0.14	0.59
Including sales charges		-34.80	-0.50	0.59
Class C*	09/28/07
Excluding sales charges		-31.66	-0.12	0.72
Including sales charges		-32.29	-0.12	0.72
Class I*	09/27/10	-30.81	1.11	1.82
Class K*	03/07/11	-31.03	0.78	1.53
Class R*	09/27/10	-31.29	0.39	1.16
Class R4*	11/08/12	-31.00	0.87	1.70
Class R5*	11/08/12	-30.85	0.98	1.76
Class Z	12/31/92	-30.97	0.88	1.70
Blended Index		-28.26	2.04	2.89
S&P North American Natural Resources Sector Index		-34.00	2.12	2.86

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Benchmark, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the MSCI World Energy Sector Index (Net) and a 40% weighting in the MSCI World Materials Sector Index (Net). The MSCI World Energy Sector Index is a free float-adjusted market capitalization weighted index that represents the energy segment in global developed market equity performance. The MSCI World Materials Sector Index is a free float-adjusted market capitalization weighted index that represents the materials segment in global developed-market equity performance.

The S&P North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Energy Sector Index (Net) and the MSCI World Materials Sector Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended August 31, 2015, the Fund's Class A shares returned -31.16% excluding sales charges. During the same 12-month period, the Fund underperformed its Blended Index, which returned -28.26%, but outperformed the S&P North American Natural Resources Sector Index, which returned -34.00%. Sharply declining commodity prices hurt both the energy and natural resources sectors, and the Fund declined generally in line with its benchmarks.

Market Overview

As energy supply outpaced demand, the price of oil declined approximately 50% during the 12-month period ended August 31, 2015. The decline, which commenced in the summer of 2014, accelerated near the end of the calendar year after the Organization of Petroleum Exporting Countries (OPEC) announced that it would not play its customary role in stabilizing oil prices by cutting production. Hopes for a V-shaped recovery gained some traction in the spring of 2015, when crude oil prices edged higher and appeared to have stabilized. However, prices resumed their decline on worries of increased production from OPEC and sluggish global economic growth, especially in China. Natural gas prices fell approximately 34% over the same period. A weak commodities market also weighed on the materials sector, as oversupply was the primary dynamic driving prices.

Contributors and Detractors

During a period that was weak for both energy and natural resources stocks, the Fund underperformed its blended benchmark. A well-timed shift to position the energy side of the portfolio more defensively aided relative results. Following OPECs November 2014 announcement, we raised the Fund's cash position and overweighted refining stocks, which held up somewhat better than other oil price-sensitive energy segments. We also avoided some big losers within the energy exploration and production segment of the Blended Index. Overweights in HollyFrontier, Tesoro and Valero Energy helped stem losses, as all three stocks were positive performers for the period.

Materials stocks detracted from results relative to the Blended Index, especially within commodity and specialty chemicals. An overweight in Methanex negatively affected returns. The price of methanol, the company's primary product, fell in line with energy prices, which hurt the stock. LyondellBasell Industries, which had been a strong performer for the Fund during prior periods, was another disappointment. The Fund had less exposure than the Blended Index to holdings in Japan, which hurt relative results in two ways: We missed out on some gains that accrued to the Blended Index, and we lost further ground by hedging the Japanese yen as it declined in value against the dollar. In April 2015, we decided to curtail currency hedging going forward.

Looking Ahead

Within energy, we took advantage of market volatility near the end of the period and deployed cash to add to the Fund's position in exploration and production names, making the portfolio slightly less defensive. Within

Portfolio Management

Josh Kapp, CFA

Jonathan Mogil, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
5

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at August 31, 2015)
Exxon Mobil Corp. (United States)	10.4
BP PLC (United Kingdom)	4.3
Royal Dutch Shell PLC, Class A (United Kingdom)	4.0
BG Group PLC (United Kingdom)	3.4
Rio Tinto PLC (United Kingdom)	3.3
Kinder Morgan, Inc. (United States)	3.1
Schlumberger Ltd. (United States)	2.8
Occidental Petroleum Corp. (United States)	2.4
Suncor Energy, Inc. (Canada)	2.4
Chevron Corp. (United States)	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at August 31, 2015)
Australia	1.7
Belgium	1.0
Canada	6.3
France	2.9
Germany	2.2
Ireland	0.4
Netherlands	1.8
Switzerland	1.4
United Kingdom	16.4
United States(a)	65.9
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

materials, we added to LyondellBasell Industries, a position that we had reduced, taking profits, before the sector turned south. We currently plan to continue to look for opportunities among stocks that have been beaten down within both sectors of the portfolio.

Annual Report 2015
6

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at August 31, 2015)
Energy	62.9
Materials	37.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Summary of Investments in Securities by Industry (%) (at August 31, 2015)
Chemicals	21.6
Construction Materials	0.7
Containers & Packaging	0.8
Energy Equipment & Services	5.3
Metals & Mining	11.9
Oil, Gas & Consumable Fuels	55.6
Paper & Forest Products	1.1
Money Market Funds	2.4
Total	99.4

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Issuers engaged in the energy and natural resources industry may be subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The values of natural resources are affected by numerous factors including naturally occurring events, demand, inflation, interest rates and local & international politics. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
7

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	840.30	1,018.65	6.16	6.75	1.32
Class B	1,000.00	1,000.00	837.20	1,014.85	9.64	10.57	2.07
Class C	1,000.00	1,000.00	837.20	1,014.85	9.64	10.57	2.07
Class I	1,000.00	1,000.00	842.10	1,021.03	3.97	4.35	0.85
Class K	1,000.00	1,000.00	840.90	1,019.62	5.27	5.78	1.13
Class R	1,000.00	1,000.00	839.30	1,017.33	7.36	8.08	1.58
Class R4	1,000.00	1,000.00	841.10	1,019.92	4.99	5.48	1.07
Class R5	1,000.00	1,000.00	842.30	1,020.78	4.20	4.61	0.90
Class Z	1,000.00	1,000.00	841.50	1,019.92	4.99	5.48	1.07

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 90.4%

Issuer	Shares	Value ($)
AUSTRALIA 1.7%
BHP Billiton Ltd., ADR	97,543	3,592,509
Tronox Ltd., Class A	70,188	565,013
Total		4,157,522
BELGIUM 1.0%
Solvay SA	21,006	2,472,692
CANADA 6.3%
Canadian Natural Resources Ltd.	108,082	2,435,871
Canadian Natural Resources Ltd.	56,799	1,276,274
Cenovus Energy, Inc.	33,889	491,231
First Quantum Minerals Ltd.	150,274	783,581
Methanex Corp.	41,293	1,683,103
Silver Wheaton Corp.	55,036	673,090
Suncor Energy, Inc.	204,889	5,802,800
Suncor Energy, Inc.	61,021	1,723,233
Tourmaline Oil Corp.(a)	36,103	913,826
Total		15,783,009
FRANCE 2.8%
Air Liquide SA	23,805	2,854,262
Total SA	93,971	4,302,871
Total		7,157,133
GERMANY 2.2%
BASF SE	70,098	5,649,398
IRELAND 0.4%
Weatherford International PLC(a)	103,957	1,055,163
NETHERLANDS 1.8%
LyondellBasell Industries NV, Class A	51,955	4,435,918
SWITZERLAND 1.4%
Clariant AG, Registered Shares	97,760	1,764,767
LafargeHolcim Ltd.(a)	25,758	1,637,143
Total		3,401,910
UNITED KINGDOM 16.3%
Anglo American PLC	111,774	1,252,533
BG Group PLC	550,246	8,351,402
BP PLC	1,871,536	10,373,484
BP PLC, ADR	29,148	977,624
Cairn Energy PLC(a)	194,961	450,637

Common Stocks (continued)

Issuer	Shares	Value ($)
Ophir Energy PLC(a)	301,020	444,849
Randgold Resources Ltd.	21,362	1,291,879
Rio Tinto PLC	221,578	8,089,957
Rio Tinto PLC, ADR	145	5,324
Royal Dutch Shell PLC, Class A	375,196	9,774,713
Total		41,012,402
UNITED STATES 56.5%
Albemarle Corp.	69,356	3,135,585
Alcoa, Inc.	233,651	2,208,002
Anadarko Petroleum Corp.	62,717	4,489,283
Atwood Oceanics, Inc.	34,678	662,697
Cabot Oil & Gas Corp.	40,593	960,836
Cheniere Energy, Inc.(a)	15,435	959,285
Chevron Corp.	69,885	5,659,986
Cimarex Energy Co.	5,872	648,915
Cobalt International Energy, Inc.(a)	98,586	789,674
ConocoPhillips	27,778	1,365,289
Delek U.S. Holdings, Inc.	28,970	891,117
Devon Energy Corp.	27,009	1,152,204
Dow Chemical Co. (The)	129,105	5,649,635
Eastman Chemical Co.	56,096	4,064,716
EI du Pont de Nemours & Co.	62,456	3,216,484
EOG Resources, Inc.	21,997	1,722,585
EQT Corp.	27,916	2,172,423
Exxon Mobil Corp.	338,707	25,484,315
FMC Technologies, Inc.(a)	30,582	1,063,642
Freeport-McMoRan, Inc.	159,059	1,692,388
Halliburton Co.	92,224	3,629,014
HollyFrontier Corp.	39,436	1,847,971
International Paper Co.	65,408	2,821,701
Kinder Morgan, Inc.	236,576	7,667,428
Marathon Petroleum Corp.	62,188	2,942,114
Monsanto Co.	56,871	5,553,453
Mosaic Co. (The)	98,029	4,002,524
Noble Energy, Inc.	11,160	372,856
Nucor Corp.	87,157	3,773,027
Occidental Petroleum Corp.	81,621	5,959,149
PBF Energy, Inc., Class A	35,852	1,072,692
Phillips 66	30,299	2,395,742

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
PPG Industries, Inc.	47,366	4,513,506
Praxair, Inc.	45,560	4,817,970
Range Resources Corp.	18,299	706,707
Schlumberger Ltd.	88,640	6,858,077
SemGroup Corp., Class A	22,246	1,223,530
Sonoco Products Co.	52,498	2,064,221
Steel Dynamics, Inc.	143,734	2,799,938
Tesoro Corp.	21,668	1,993,673
Valero Energy Corp.	54,826	3,253,375
Williams Companies, Inc. (The)	76,036	3,664,935
Total		141,922,664
Total Common Stocks (Cost: $254,244,730)		227,047,811

Exchange-Traded Funds 3.6%

	Shares	Value ($)
Market Vectors Gold Miners ETF	269,970	3,809,277
SPDR S&P Oil & Gas Exploration & Production	138,718	5,301,802
Total Exchange-Traded Funds (Cost: $8,512,504)		9,111,079

Warrants 0.1%

Issuer	Shares	Value ($)
UNITED STATES 0.1%
Kinder Morgan, Inc.(a)	290,588	386,482
Total Warrants (Cost: $1,479,810)		386,482

Limited Partnerships 2.9%

Issuer	Shares	Value ($)
UNITED STATES 2.9%
Energy Transfer Equity LP	45,380	1,272,909
Enterprise Products Partners LP	73,328	2,061,250
PBF Logistics LP	62,983	1,306,897
Plains GP Holdings LP, Class A	139,570	2,734,176
Total		7,375,232
Total Limited Partnerships (Cost: $8,056,874)		7,375,232

Money Market Funds 2.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(b)(c)	5,919,492	5,919,492
Total Money Market Funds (Cost: $5,919,492)		5,919,492
Total Investments (Cost: $278,213,410)		249,840,096
Other Assets & Liabilities, Net		1,433,347
Net Assets		251,273,443

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	660,004	83,366,196	(78,106,708)	5,919,492	11,404	5,919,492

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	4,157,522	—	—	4,157,522
Belgium	—	2,472,692	—	2,472,692
Canada	15,783,009	—	—	15,783,009
France	—	7,157,133	—	7,157,133
Germany	—	5,649,398	—	5,649,398
Ireland	1,055,163	—	—	1,055,163
Netherlands	4,435,918	—	—	4,435,918
Switzerland	—	3,401,910	—	3,401,910
United Kingdom	982,948	40,029,454	—	41,012,402
United States	141,922,664	—	—	141,922,664
Total Common Stocks	168,337,224	58,710,587	—	227,047,811
Exchange-Traded Funds	9,111,079	—	—	9,111,079
Warrants
United States	386,482	—	—	386,482
Limited Partnerships
United States	7,375,232	—	—	7,375,232
Money Market Funds	—	5,919,492	—	5,919,492
Total Investments	185,210,017	64,630,079	—	249,840,096

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	660,004	660,004	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $272,293,918)	$243,920,604
Affiliated issuers (identified cost $5,919,492)	5,919,492
Total investments (identified cost $278,213,410)	249,840,096
Receivable for:
Investments sold	6,629,691
Capital shares sold	920,889
Dividends	1,364,355
Foreign tax reclaims	51,939
Prepaid expenses	3,114
Trustees' deferred compensation plan	39,549
Total assets	258,849,633
Liabilities
Payable for:
Investments purchased	7,187,362
Capital shares purchased	235,226
Investment management fees	14,228
Distribution and/or service fees	3,147
Transfer agent fees	40,086
Administration fees	1,237
Plan administration fees	1
Compensation of board members	1,117
Chief compliance officer expenses	24
Other expenses	54,213
Trustees' deferred compensation plan	39,549
Total liabilities	7,576,190
Net assets applicable to outstanding capital stock	$251,273,443
Represented by
Paid-in capital	$287,798,647
Excess of distributions over net investment income	(4,297,035)
Accumulated net realized loss	(3,840,497)
Unrealized appreciation (depreciation) on:
Investments	(28,373,314)
Foreign currency translations	(14,358)
Total — representing net assets applicable to outstanding capital stock	$251,273,443

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$86,132,601
Shares outstanding	5,419,970
Net asset value per share	$15.89
Maximum offering price per share(a)	$16.86
Class B
Net assets	$986,417
Shares outstanding	65,035
Net asset value per share	$15.17
Class C
Net assets	$14,428,445
Shares outstanding	950,992
Net asset value per share	$15.17
Class I
Net assets	$35,649,761
Shares outstanding	2,212,578
Net asset value per share	$16.11
Class K
Net assets	$4,993
Shares outstanding	312
Net asset value per share(b)	$16.01
Class R
Net assets	$3,044,541
Shares outstanding	192,372
Net asset value per share	$15.83
Class R4
Net assets	$7,191,068
Shares outstanding	441,052
Net asset value per share	$16.30
Class R5
Net assets	$4,978,365
Shares outstanding	304,460
Net asset value per share	$16.35
Class Z
Net assets	$98,857,252
Shares outstanding	6,165,542
Net asset value per share	$16.03

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$8,860,111
Dividends — affiliated issuers	11,404
Foreign taxes withheld	(464,523)
Total income	8,406,992
Expenses:
Investment management fees	2,082,111
Distribution and/or service fees
Class A	256,204
Class B	15,632
Class C	153,914
Class R	13,052
Transfer agent fees
Class A	233,711
Class B	3,564
Class C	35,129
Class K	11
Class R	5,944
Class R4	21,724
Class R5	2,363
Class Z	296,675
Administration fees	181,053
Plan administration fees
Class K	57
Compensation of board members	22,595
Custodian fees	15,019
Printing and postage fees	72,279
Registration fees	114,379
Professional fees	35,016
Chief compliance officer expenses	150
Other	18,393
Total expenses	3,578,975
Expense reductions	(2,120)
Total net expenses	3,576,855
Net investment income	4,830,137
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,825,873
Foreign currency translations	(46,290)
Forward foreign currency exchange contracts	(9,180,525)
Options purchased	(13,843)
Options contracts written	21,848
Net realized loss	(7,392,937)
Net change in unrealized appreciation (depreciation) on:
Investments	(113,995,341)
Foreign currency translations	(4,738)
Forward foreign currency exchange contracts	566,209
Net change in unrealized depreciation	(113,433,870)
Net realized and unrealized loss	(120,826,807)
Net decrease in net assets from operations	$(115,996,670)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations
Net investment income	$4,830,137	$4,816,629
Net realized gain (loss)	(7,392,937)	20,834,804
Net change in unrealized appreciation (depreciation)	(113,433,870)	46,712,914
Net increase (decrease) in net assets resulting from operations	(115,996,670)	72,364,347
Distributions to shareholders
Net investment income
Class A	—	(782,389)
Class I	—	(629,305)
Class K	—	(611)
Class R	—	(8,739)
Class R4	—	(112,916)
Class R5	—	(40,140)
Class Z	—	(1,549,882)
Net realized gains
Class A	(6,713,299)	(1,619,315)
Class B	(122,869)	(40,187)
Class C	(1,012,641)	(219,569)
Class I	(2,383,969)	(750,650)
Class K	(558)	(992)
Class R	(153,897)	(29,313)
Class R4	(640,129)	(172,825)
Class R5	(284,327)	(50,556)
Class Z	(9,288,249)	(2,319,659)
Total distributions to shareholders	(20,599,938)	(8,327,048)
Increase (decrease) in net assets from capital stock activity	939,387	(41,619,168)
Total increase (decrease) in net assets	(135,657,221)	22,418,131
Net assets at beginning of year	386,930,664	364,512,533
Net assets at end of year	$251,273,443	$386,930,664
Excess of distributions over net investment income	$(4,297,035)	$73,454

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,789,737	33,413,364	1,665,611	38,827,931
Distributions reinvested	375,496	6,544,893	106,463	2,338,985
Redemptions	(1,977,843)	(38,846,445)	(1,803,353)	(42,576,672)
Net increase (decrease)	187,390	1,111,812	(31,279)	(1,409,756)
Class B shares
Subscriptions	6,165	108,825	8,466	193,632
Distributions reinvested	6,765	113,113	1,812	38,616
Redemptions(a)	(45,257)	(823,555)	(60,937)	(1,356,384)
Net decrease	(32,327)	(601,617)	(50,659)	(1,124,136)
Class C shares
Subscriptions	431,553	7,524,091	74,863	1,721,282
Distributions reinvested	55,511	928,699	9,269	197,611
Redemptions	(230,818)	(4,108,184)	(142,942)	(3,162,678)
Net increase (decrease)	256,246	4,344,606	(58,810)	(1,243,785)
Class I shares
Subscriptions	446,103	7,956,038	360,746	8,312,426
Distributions reinvested	135,365	2,383,782	62,508	1,379,541
Redemptions	(24,829)	(439,951)	(866,986)	(19,726,204)
Net increase (decrease)	556,639	9,899,869	(443,732)	(10,034,237)
Class K shares
Distributions reinvested	23	396	69	1,514
Redemptions	(2,867)	(58,913)	(159)	(3,930)
Net decrease	(2,844)	(58,517)	(90)	(2,416)
Class R shares
Subscriptions	121,559	2,260,130	76,964	1,815,492
Distributions reinvested	8,850	153,897	1,729	37,999
Redemptions	(63,594)	(1,292,285)	(32,238)	(762,045)
Net increase	66,815	1,121,742	46,455	1,091,446
Class R4 shares
Subscriptions	196,943	3,790,078	628,818	14,718,409
Distributions reinvested	35,853	639,975	12,754	285,679
Redemptions	(297,272)	(5,758,896)	(209,252)	(4,897,763)
Net increase (decrease)	(64,476)	(1,328,843)	432,320	10,106,325

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	149,922	2,869,278	144,671	3,216,269
Distributions reinvested	15,893	284,174	4,046	90,628
Redemptions	(40,616)	(793,010)	(18,581)	(440,369)
Net increase	125,199	2,360,442	130,136	2,866,528
Class Z shares
Subscriptions	1,030,962	19,595,090	461,853	10,787,460
Distributions reinvested	507,374	8,904,420	167,347	3,691,681
Redemptions	(2,328,664)	(44,409,617)	(2,465,234)	(56,348,278)
Net decrease	(790,328)	(15,910,107)	(1,836,034)	(41,869,137)
Total net increase (decrease)	302,314	939,387	(1,811,693)	(41,619,168)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$24.98		$21.07		$20.04		$20.89		$25.57		$20.11
Income from investment operations:
Net investment income (loss)	0.29		0.26		0.24		0.06		0.05		(0.02)
Net realized and unrealized gain (loss)	(7.95)		4.10		0.87		(0.88)		(4.32)		5.49
Total from investment operations	(7.66)		4.36		1.11		(0.82)		(4.27)		5.47
Less distributions to shareholders:
Net investment income	—		(0.14)		(0.08)		(0.03)		(0.05)		(0.01)
Net realized gains	(1.43)		(0.31)		—		—		(0.36)		—
Total distributions to shareholders	(1.43)		(0.45)		(0.08)		(0.03)		(0.41)		(0.01)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$15.89		$24.98		$21.07		$20.04		$20.89		$25.57
Total return	(31.16%)		21.00%		5.54%		(3.90%)		(16.64%)		27.20%
Ratios to average net assets(c)
Total gross expenses	1.32%		1.30%		1.32	%(d)	1.34	%(e)	1.28	%(d)	1.26	%(d)
Total net expenses(f)	1.32	%(g)	1.30	%(g)	1.32	%(d)(g)	1.34	%(e)(g)	1.28	%(d)(g)	1.26	%(d)(g)
Net investment income (loss)	1.48%		1.13%		1.17%		0.79	%(e)	0.21%		(0.08%)
Supplemental data
Net assets, end of period (in thousands)	$86,133		$130,692		$110,896		$123,271		$145,298		$69,938
Portfolio turnover	51%		34%		73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class B	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$24.10		$20.35		$19.44		$20.29		$24.96		$24.77
Income from investment operations:
Net investment income (loss)	0.12		0.08		0.08		(0.00	)(c)	(0.11)		(0.03)
Net realized and unrealized gain (loss)	(7.62)		3.98		0.83		(0.85)		(4.20)		0.22
Total from investment operations	(7.50)		4.06		0.91		(0.85)		(4.31)		0.19
Less distributions to shareholders:
Net investment income	—		—		(0.00	)(c)	—		—		—
Net realized gains	(1.43)		(0.31)		—		—		(0.36)		—
Total distributions to shareholders	(1.43)		(0.31)		(0.00	)(c)	—		(0.36)		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$15.17		$24.10		$20.35		$19.44		$20.29		$24.96
Total return	(31.65%)		20.13%		4.70%		(4.19%)		(17.24%)		0.77%
Ratios to average net assets(d)
Total gross expenses	2.07%		2.05%		2.06	%(e)	2.09	%(f)	2.01	%(e)	2.20	%(e)(f)
Total net expenses(g)	2.07	%(h)	2.05	%(h)	2.06	%(e)(h)	2.09	%(f)(h)	2.01	%(e)(h)	2.20	%(e)(f)(h)
Net investment income (loss)	0.65%		0.35%		0.40%		(0.00	)(c)(f)	(0.54%)		(2.14	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$986		$2,346		$3,013		$3,913		$5,837		$58
Portfolio turnover	51%		34%		73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$24.10		$20.36		$19.44		$20.30		$24.96		$19.78
Income from investment operations:
Net investment income (loss)	0.14		0.08		0.08		0.00	(b)	(0.12)		(0.17)
Net realized and unrealized gain (loss)	(7.64)		3.97		0.84		(0.86)		(4.18)		5.35
Total from investment operations	(7.50)		4.05		0.92		(0.86)		(4.30)		5.18
Less distributions to shareholders:
Net investment income	—		—		(0.00	)(b)	—		—		—
Net realized gains	(1.43)		(0.31)		—		—		(0.36)		—
Total distributions to shareholders	(1.43)		(0.31)		(0.00	)(b)	—		(0.36)		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$15.17		$24.10		$20.36		$19.44		$20.30		$24.96
Total return	(31.66%)		20.07%		4.75%		(4.24%)		(17.20%)		26.19%
Ratios to average net assets(c)
Total gross expenses	2.07%		2.05%		2.06	%(d)	2.09	%(e)	2.02	%(d)	2.01	%(d)
Total net expenses(f)	2.07	%(g)	2.05	%(g)	2.06	%(d)(g)	2.09	%(e)(g)	2.02	%(d)(g)	2.01	%(d)(g)
Net investment income (loss)	0.77%		0.38%		0.41%		0.04	%(e)	(0.55%)		(0.83%)
Supplemental data
Net assets, end of period (in thousands)	$14,428		$16,745		$15,340		$18,661		$22,785		$25,494
Portfolio turnover	51%		34%		73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,						Year Ended March 31,
Class I	2015	2014	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$25.18	$21.24	$20.15		$21.02		$25.70		$18.82
Income from investment operations:
Net investment income	0.39	0.36	0.35		0.10		0.11		0.05
Net realized and unrealized gain (loss)	(8.03)	4.14	0.87		(0.89)		(4.30)		6.86
Total from investment operations	(7.64)	4.50	1.22		(0.79)		(4.19)		6.91
Less distributions to shareholders:
Net investment income	—	(0.25)	(0.13)		(0.08)		(0.13)		(0.03)
Net realized gains	(1.43)	(0.31)	—		—		(0.36)		—
Total distributions to shareholders	(1.43)	(0.56)	(0.13)		(0.08)		(0.49)		(0.03)
Proceeds from regulatory settlements	—	—	—		—		0.00	(c)	—
Net asset value, end of period	$16.11	$25.18	$21.24		$20.15		$21.02		$25.70
Total return	(30.81%)	21.57%	6.06%		(3.72%)		(16.23%)		36.74%
Ratios to average net assets(d)
Total gross expenses	0.84%	0.82%	0.83	%(e)	0.86	%(f)	0.80	%(e)	0.85	%(e)(f)
Total net expenses(g)	0.84%	0.82%	0.83	%(e)	0.86	%(f)	0.80	%(e)(h)	0.85	%(e)(f)(h)
Net investment income	1.99%	1.56%	1.70%		1.29	%(f)	0.49%		0.38	%(f)
Supplemental data
Net assets, end of period (in thousands)	$35,650	$41,700	$44,595		$28,803		$29,761		$115,953
Portfolio turnover	51%	34%	73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,						Year Ended March 31,
Class K	2015	2014	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$25.11	$21.18	$20.13		$20.99		$25.67		$25.48
Income from investment operations:
Net investment income (loss)	0.26	0.30	0.28		0.07		0.09		(0.01)
Net realized and unrealized gain (loss)	(7.93)	4.12	0.87		(0.88)		(4.33)		0.22
Total from investment operations	(7.67)	4.42	1.15		(0.81)		(4.24)		0.21
Less distributions to shareholders:
Net investment income	—	(0.18)	(0.10)		(0.05)		(0.08)		(0.02)
Net realized gains	(1.43)	(0.31)	—		—		(0.36)		—
Total distributions to shareholders	(1.43)	(0.49)	(0.10)		(0.05)		(0.44)		(0.02)
Proceeds from regulatory settlements	—	—	—		—		0.00	(c)	—
Net asset value, end of period	$16.01	$25.11	$21.18		$20.13		$20.99		$25.67
Total return	(31.03%)	21.21%	5.71%		(3.85%)		(16.45%)		0.82%
Ratios to average net assets(d)
Total gross expenses	1.13%	1.12%	1.13	%(e)	1.16	%(f)	1.11	%(e)	1.26	%(e)(f)
Total net expenses(g)	1.13%	1.12%	1.13	%(e)	1.16	%(f)	1.11	%(e)(h)	1.26	%(e)(f)(h)
Net investment income (loss)	1.18%	1.31%	1.35%		0.90	%(f)	0.43%		(0.57	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$5	$79	$69		$77		$109		$3
Portfolio turnover	51%	34%	73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class R	2015		2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$24.94		$21.03		$20.03		$20.88		$25.56		$18.76
Income from investment operations:
Net investment income (loss)	0.25		0.21		0.21		0.05		0.02		(0.02)
Net realized and unrealized gain (loss)	(7.93)		4.10		0.84		(0.89)		(4.33)		6.82
Total from investment operations	(7.68)		4.31		1.05		(0.84)		(4.31)		6.80
Less distributions to shareholders:
Net investment income	—		(0.09)		(0.05)		(0.01)		(0.01)		—
Net realized gains	(1.43)		(0.31)		—		—		(0.36)		—
Total distributions to shareholders	(1.43)		(0.40)		(0.05)		(0.01)		(0.37)		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$15.83		$24.94		$21.03		$20.03		$20.88		$25.56
Total return	(31.29%)		20.73%		5.27%		(4.04%)		(16.80%)		36.25%
Ratios to average net assets(d)
Total gross expenses	1.57%		1.55%		1.57	%(e)	1.59	%(f)	1.55	%(e)	1.60	%(e)(f)
Total net expenses(g)	1.57	%(h)	1.55	%(h)	1.57	%(e)(h)	1.59	%(f)(h)	1.55	%(e)(h)	1.60	%(e)(f)(h)
Net investment income (loss)	1.30%		0.90%		1.01%		0.61	%(f)	0.11%		(0.13	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$3,045		$3,131		$1,664		$1,226		$880		$55
Portfolio turnover	51%		34%		73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$25.52		$21.51		$20.25
Income from investment operations:
Net investment income	0.34		0.35		0.35
Net realized and unrealized gain (loss)	(8.13)		4.17		0.96
Total from investment operations	(7.79)		4.52		1.31
Less distributions to shareholders:
Net investment income	—		(0.20)		(0.05)
Net realized gains	(1.43)		(0.31)		—
Total distributions to shareholders	(1.43)		(0.51)		(0.05)
Net asset value, end of period	$16.30		$25.52		$21.51
Total return	(31.00%)		21.32%		6.50%
Ratios to average net assets(b)
Total gross expenses	1.07%		1.05%		1.06	%(c)
Total net expenses(d)	1.07	%(e)	1.05	%(e)	1.06	%(c)(e)
Net investment income	1.69%		1.49%		2.05	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,191		$12,899		$1,575
Portfolio turnover	51%		34%		73%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$25.54	$21.53	$20.25
Income from investment operations:
Net investment income	0.39	0.37	0.34
Net realized and unrealized gain (loss)	(8.15)	4.19	1.00
Total from investment operations	(7.76)	4.56	1.34
Less distributions to shareholders:
Net investment income	—	(0.24)	(0.06)
Net realized gains	(1.43)	(0.31)	—
Total distributions to shareholders	(1.43)	(0.55)	(0.06)
Net asset value, end of period	$16.35	$25.54	$21.53
Total return	(30.85%)	21.53%	6.63%
Ratios to average net assets(b)
Total gross expenses	0.89%	0.87%	0.88	%(c)
Total net expenses(d)	0.89%	0.87%	0.88	%(c)
Net investment income	1.97%	1.58%	2.02	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,978	$4,578	$1,058
Portfolio turnover	51%	34%	73%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$25.12		$21.19		$20.13		$21.00		$25.67		$20.17
Income from investment operations:
Net investment income	0.33		0.32		0.28		0.08		0.09		0.03
Net realized and unrealized gain (loss)	(7.99)		4.12		0.88		(0.89)		(4.31)		5.51
Total from investment operations	(7.66)		4.44		1.16		(0.81)		(4.22)		5.54
Less distributions to shareholders:
Net investment income	—		(0.20)		(0.10)		(0.06)		(0.09)		(0.04)
Net realized gains	(1.43)		(0.31)		—		—		(0.36)		—
Total distributions to shareholders	(1.43)		(0.51)		(0.10)		(0.06)		(0.45)		(0.04)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$16.03		$25.12		$21.19		$20.13		$21.00		$25.67
Total return	(30.97%)		21.29%		5.80%		(3.84%)		(16.37%)		27.47%
Ratios to average net assets(c)
Total gross expenses	1.07%		1.05%		1.07	%(d)	1.09	%(e)	1.01	%(d)	1.01	%(d)
Total net expenses(f)	1.07	%(g)	1.05	%(g)	1.07	%(d)(g)	1.09	%(e)(g)	1.01	%(d)(g)	1.01	%(d)(g)
Net investment income	1.68%		1.36%		1.35%		1.03	%(e)	0.42%		0.17%
Supplemental data
Net assets, end of period (in thousands)	$98,857		$174,759		$186,303		$310,620		$390,028		$704,685
Portfolio turnover	51%		34%		73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Global Energy and Natural Resources Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange

Annual Report 2015
28

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

Annual Report 2015
29

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment

Annual Report 2015
30

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity risk and increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended August 31, 2015 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at August 31, 2014	—	—
Opened	280	21,848
Expired	(280)	(21,848)
Balance at August 31, 2015	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period

Annual Report 2015
31

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At August 31, 2015, the fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	8,005	8,005
Foreign exchange risk	(9,180,525)	—	(9,180,525)
Total	(9,180,525)	8,005	(9,172,520)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Total ($)
Foreign exchange risk	566,209	566,209

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2015:

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	4,253
Options contracts — Written	(384)
Derivative Instrument	Average Unrealized Appreciation ($)**	Average Unrealized Depreciation ($)**
Forward foreign currency exchange contracts	47,345	(523,699)

*Based on the ending daily outstanding amounts for the year ended August 31, 2015.

**Based on the ending quarterly outstanding amounts for the year ended August 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2015
32

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed

Annual Report 2015
33

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended August 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.23
Class R4	0.23
Class R5	0.05
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $2,120.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the

Annual Report 2015
34

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $316,342 for Class A, $551 for Class B and $3,004 for Class C shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.45%	1.50%
Class B	2.20	2.25
Class C	2.20	2.25
Class I	1.04	1.08
Class K	1.34	1.38
Class R	1.70	1.75
Class R4	1.20	1.25
Class R5	1.09	1.13
Class Z	1.20	1.25

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, investments in partnerships, post-October capital losses, late-year ordinary losses and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(9,200,626)
Accumulated net realized loss	9,200,694
Paid-in capital	(68)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$5,319,821	$3,123,982
Long-term capital gains	15,280,117	5,203,066
Total	$20,599,938	$8,327,048

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	(30,886,022)

At August 31, 2015, the cost of investments for federal income tax purposes was $280,726,118 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$18,834,628
Unrealized depreciation	(49,720,650)
Net unrealized depreciation	$(30,886,022)

Annual Report 2015
35

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2015, the Fund will elect to treat late-year ordinary losses of $4,513,400 and post-October capital losses of $1,073,035 as arising on September 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $150,058,161 and $179,001,197, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 8. Significant Risks

Energy Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, events occurring in nature and local and international politics. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the performance of companies in the energy sector.

Materials Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for

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36

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Shareholder Concentration Risk

At August 31, 2015, one unaffiliated shareholder of record owned 15.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 42.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further,

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37

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
38

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Energy and Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Energy and Natural Resources Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

Annual Report 2015
39

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	52.89%
Capital Gain Dividend	$3,560,477

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Energy and Natural Resources Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the 21st, 35th and 31st percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the 3rd and 2nd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed

Annual Report 2015
47

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
48

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Global Energy and Natural Resources Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN144_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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Connect with Columbia Threadneedle Investments

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Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement	38
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Technology Growth Fund (the Fund) Class A shares returned 5.70% excluding sales charges for the 12-month period that ended August 31, 2015.

■  The Fund significantly outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) 100 Technology Index, which returned -0.26% for the same period.

■  Stock selection aided the Fund's performance vs. its benchmark, particularly in the hardware, electronic equipment, semiconductors and software segments.

Average Annual Total Returns (%) (for period ended August 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		5.70	17.04	9.33
Including sales charges		-0.38	15.67	8.68
Class B	11/01/02
Excluding sales charges		4.92	16.16	8.52
Including sales charges		-0.08	15.94	8.52
Class C	10/13/03
Excluding sales charges		4.91	16.14	8.51
Including sales charges		3.91	16.14	8.51
Class I*	03/25/15	6.09	17.34	9.60
Class R4*	11/08/12	6.04	17.34	9.60
Class R5*	11/08/12	6.13	17.43	9.65
Class Z	11/09/00	6.00	17.32	9.59
BofAML 100 Technology Index		-0.26	13.07	6.91

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The BofAML 100 Technology Index is an unmanaged equally weighted index of 100 leading technology stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2005 – August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Technology Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Wayne Collette, CFA

Rahul Narang

Top Ten Holdings (%) (at August 31, 2015)
Google, Inc., Class A (United States)	6.0
Apple, Inc. (United States)	3.9
Facebook, Inc., Class A (United States)	3.3
Amazon.com, Inc. (United States)	2.8
Visa, Inc., Class A (United States)	2.7
Cisco Systems, Inc. (United States)	2.3
Activision Blizzard, Inc. (United States)	2.1
Lam Research Corp. (United States)	1.9
Skyworks Solutions, Inc. (United States)	1.8
Microsoft Corp. (United States)	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended August 31, 2015, the Fund's Class A shares returned 5.70% excluding sales charges. The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) 100 Technology Index, which returned -0.26% for the same time period. Stock selection aided the Fund's performance vs. its benchmark, particularly in the hardware, electronic equipment, semiconductors and software segments.

Mixed Results for Global Economy

The global economy produced mixed results during the 12-month period as it grappled with lower energy prices, slower growth in China and the transition to normalization of U.S. monetary policy. The U.S. economy picked up momentum after a weak start in 2015, as manufacturing activity rebounded with the spring weather and job growth remained strong. The economies of the UK and Europe inched ahead despite the ongoing Greek debt crisis. Most Asia/Pacific economies expanded nicely in 2015, although Japan's recovery from recession has been tentative, with an up-and-down performance over the past year. In China, growth weakened more than expected and wreaked havoc on markets worldwide.

Currency fluctuation had a significant impact on financial markets over the year. The U.S. dollar strengthened against the yen and the British pound. Currencies of commodity-export countries in Latin America, as well as the currencies of Russia, Australia and South Africa weakened sharply.

Stock Selection Drove Fund's Performance Advantage

Against this backdrop, the Fund gained ground against its benchmark and logged solid gains for shareholders. Stock selection and decisions on individual security weights both figured into the Fund's performance advantage. In the technology hardware segment, an overweight in Apple continued to make a strong contribution to Fund returns and to its performance relative to the benchmark. Apple shares rose as the company continued to out-innovate its competitors and reported solid revenue, earnings and free cash flow during period, driven primarily by robust iPhone sales. Positive investor sentiment reflected high expectations for Apple's rollout of new products in the second half of 2015. We also did well to underweight or avoid many of the biggest losers within hardware and electronic equipment holdings in the benchmark, further aiding relative returns.

Within the semiconductor and semiconductor equipment industry, an overweight in Skyworks Solutions benefited results. Skyworks Solutions experienced increased demand for its amplifiers and filters. The company manufactures semiconductors for use in radio frequency and mobile communications systems. The Fund also benefited from a position in Qorvo, which is not in the benchmark. Qorvo is an American semiconductor company that designs, manufactures, and supplies radio frequency systems and solutions for wireless and broadband applications. The company was created by the merger of TriQuint Semiconductor and RF Micro Devices, which was announced in 2014 and completed on January 1, 2015. RF Micro Devices was an out-of-benchmark portfolio position prior to the merger.

Annual Report 2015
4

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Stock selection in the IT services industry was the Fund's major drag on performance for the period. A combination of individual disappointments and allocations within the industry detracted from relative results.

Looking Ahead

Even though technology stocks have generated strong returns over the past two years, we continue to find opportunities across the sector. Technology's price-to-forward earnings ratio is close to a 30-year low relative to the S&P 500 Index, and technology companies have continued to generate operating performance that is higher than that of the broader market, with higher overall earnings, a high level of cash return to shareholders, the highest level of free cash flow and cash on their balance sheets than any other sector in the benchmark. It is also worth noting that the technology sector is very different than it was in March 2000, when the Nasdaq last hit 5000 just before it crashed. Today, technology has two times the revenue and three times the income for every dollar of market capitalization. Far fewer new technology companies are going public and those that are going public are stronger, more mature businesses. In 1999, the number of technology initial public offerings (IPOs) was close to 400. In 2014, there were about 50 IPOs and in 2015 we expect an even smaller number. Valuations are more attractive, and there is considerable innovation in many industry segments. For these reasons, we remain bullish on technology at this time.

Country Breakdown (%) (at August 31, 2015)
China	4.0
Guernsey	1.2
India	0.3
Ireland	0.3
Isle of Man	1.1
Israel	0.9
Netherlands	2.8
Singapore	1.4
South Africa	0.9
Switzerland	0.8
Taiwan	0.7
United States(a)	85.6
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	10.5
Industrials	0.2
Information Technology	88.2
Telecommunication Services	1.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.
Annual Report 2015
5

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sub-Industry Breakdown (%) (at August 31, 2015)
Information Technology
Application Software	9.2
Communications Equipment	5.0
Data Processing & Outsourced Services	11.6
Electronic Components	1.4
Electronic Manufacturing Services	0.9
Home Entertainment Software	3.7
Internet Software & Services	17.7
IT Consulting & Other Services	3.5
Semiconductor Equipment	3.8
Semiconductors	16.8
Systems Software	7.6
Technology Hardware, Storage & Peripherals	7.0
Total	88.2

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
6

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	969.40		1,018.30	6.94		7.11	1.39
Class B	1,000.00	1,000.00	965.50		1,014.50	10.66		10.93	2.14
Class C	1,000.00	1,000.00	965.60		1,014.50	10.66		10.93	2.14
Class I	1,000.00	1,000.00	993.50	(a)	1,020.38	4.23	(a)	5.02	0.98 (a)
Class R4	1,000.00	1,000.00	970.70		1,019.56	5.69		5.83	1.14
Class R5	1,000.00	1,000.00	971.30		1,020.27	5.00		5.12	1.00
Class Z	1,000.00	1,000.00	970.30		1,019.56	5.69		5.83	1.14

(a) Class I shares are based on operations from March 25, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
7

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.5%

Issuer	Shares	Value ($)
CHINA 4.0%
Alibaba Group Holding Ltd., ADR(a)	36,204	2,393,808
Baidu, Inc., ADR(a)	18,921	2,786,117
JD.com, Inc. ADR(a)	87,793	2,272,083
NetEase, Inc., ADR	29,421	3,271,027
Tencent Holdings Ltd.	276,200	4,625,529
Total		15,348,564
GUERNSEY 1.2%
Amdocs Ltd.	79,589	4,553,287
INDIA 0.3%
Videocon d2h Ltd. ADR(a)	119,144	1,303,435
IRELAND 0.3%
King Digital Entertainment PLC	88,943	1,185,610
ISLE OF MAN 1.1%
Eros International PLC(a)	126,133	4,177,525
ISRAEL 0.9%
Check Point Software Technologies Ltd.(a)	44,186	3,446,950
NETHERLANDS 2.8%
ASML Holding NV	31,123	2,832,816
Mobileye NV(a)	58,121	3,287,324
NXP Semiconductors NV(a)	55,539	4,701,376
Total		10,821,516
SINGAPORE 1.4%
Avago Technologies Ltd.	44,064	5,550,742
SOUTH AFRICA 0.9%
MiX Telematics Ltd., ADR(a)	147,607	897,450
Naspers Ltd., Class N	19,315	2,503,930
Total		3,401,380
SWITZERLAND 0.8%
TE Connectivity Ltd.	55,483	3,289,587
TAIWAN 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	139,237	2,768,031
UNITED STATES 82.1%
A10 Networks, Inc.(a)	242,157	1,607,922
Accenture PLC, Class A	41,813	3,941,711

Common Stocks (continued)

Issuer	Shares	Value ($)
Activision Blizzard, Inc.	277,182	7,935,721
Adobe Systems, Inc.(a)	54,328	4,268,551
Akamai Technologies, Inc.(a)	62,909	4,486,041
Alliance Data Systems Corp.(a)	16,271	4,184,738
Altera Corp.	63,172	3,067,001
Amazon.com, Inc.(a)	20,422	10,474,240
Amphenol Corp., Class A	74,932	3,923,439
Analog Devices, Inc.	66,989	3,742,006
Apple, Inc.	130,707	14,738,521
Applied Materials, Inc.	158,830	2,554,781
Autodesk, Inc.(a)	65,209	3,048,521
Automatic Data Processing, Inc.	49,143	3,799,737
Barracuda Networks, Inc.(a)	17,814	468,330
Blackhawk Network Holdings, Inc.(a)	4,380	173,054
Broadcom Corp., Class A	73,242	3,784,414
Cavium, Inc.(a)	22,778	1,549,360
Cisco Systems, Inc.	340,546	8,813,330
Cognizant Technology Solutions Corp., Class A(a)	71,816	4,520,099
Comcast Corp., Class A	50,788	2,860,888
Computer Sciences Corp.	43,968	2,725,576
Corning, Inc.	81,998	1,411,186
eBay, Inc.(a)	47,586	1,290,056
Electronic Arts, Inc.(a)	89,245	5,903,557
EMC Corp.	96,782	2,406,968
Equinix, Inc.	11,485	3,098,308
Expedia, Inc.	16,576	1,906,074
Facebook, Inc., Class A(a)	138,193	12,358,600
Fidelity National Information Services, Inc.	55,177	3,810,524
Fiserv, Inc.(a)	64,182	5,472,799
FleetCor Technologies, Inc.(a)	27,248	4,064,312
Freescale Semiconductor Holdings I Ltd.(a)	50,597	1,807,831
Google, Inc., Class A(a)	34,577	22,399,672
GoPro, Inc., Class A(a)	20,841	970,982
Guidewire Software, Inc.(a)	47,321	2,645,717
Hewlett-Packard Co.	46,668	1,309,504
Infinera Corp.(a)	16,923	369,260
Intel Corp.	116,741	3,331,788
Intuit, Inc.	41,944	3,596,698
KLA-Tencor Corp.	36,542	1,831,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Lam Research Corp.	97,880	7,122,728
Linear Technology Corp.	69,724	2,808,483
LinkedIn Corp., Class A(a)	20,810	3,758,286
Marvell Technology Group Ltd.	77,523	873,684
MasterCard, Inc., Class A	32,643	3,015,234
Maxim Integrated Products, Inc.	128,594	4,329,760
Microchip Technology, Inc.	83,129	3,532,982
Micron Technology, Inc.(a)	120,910	1,984,133
Microsemi Corp.(a)	25,495	809,721
Microsoft Corp.	151,376	6,587,883
Motorola Solutions, Inc.	23,096	1,497,083
Netflix, Inc.(a)	33,527	3,856,611
NVIDIA Corp.	189,968	4,270,481
Oracle Corp.	104,946	3,892,447
Palo Alto Networks, Inc.(a)	30,363	4,986,212
Paychex, Inc.	43,914	1,961,199
PayPal Holdings, Inc.(a)	47,640	1,667,400
Power Integrations, Inc.	30,216	1,185,978
Priceline Group, Inc. (The)(a)	3,727	4,653,681
PTC, Inc.(a)	34,017	1,126,643
QLIK Technologies, Inc.(a)	60,045	2,273,304
QUALCOMM, Inc.	39,922	2,258,787
Rambus, Inc.(a)	95,026	1,276,199
Red Hat, Inc.(a)	59,109	4,268,261
Ruckus Wireless, Inc.(a)	68,370	773,948
Salesforce.com, inc.(a)	88,551	6,141,897
SanDisk Corp.	32,317	1,763,215
SBA Communications Corp., Class A(a)	33,505	3,960,291
Seagate Technology PLC	54,803	2,816,874
ServiceNow, Inc.(a)	15,924	1,129,967
Silicon Laboratories, Inc.(a)	17,912	778,814
Skyworks Solutions, Inc.	78,608	6,866,409

Common Stocks (continued)

Issuer	Shares	Value ($)
Splunk, Inc.(a)	50,894	3,153,901
Synopsys, Inc.(a)	75,476	3,542,089
Tableau Software, Inc., Class A(a)	28,222	2,657,666
Texas Instruments, Inc.	83,663	4,002,438
Total System Services, Inc.	46,972	2,152,727
VeriSign, Inc.(a)	69,873	4,817,045
Visa, Inc., Class A	144,591	10,309,338
VMware, Inc., Class A(a)	53,266	4,216,004
Walt Disney Co. (The)	41,836	4,262,252
Western Digital Corp.	37,572	3,079,401
Workiva, Inc.(a)	10,726	153,704
Yahoo!, Inc.(a)	40,375	1,301,690
Total		318,529,787
Total Common Stocks (Cost: $318,452,086)		374,376,414

Exchange-Traded Funds 0.4%

Market Vectors Semiconductor ETF	29,839	1,478,523
Total Exchange-Traded Funds (Cost: $1,314,842)		1,478,523

Money Market Funds 3.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(b)(c)	12,140,396	12,140,396
Total Money Market Funds (Cost: $12,140,396)		12,140,396
Total Investments (Cost: $331,907,324)		387,995,333
Other Assets & Liabilities, Net		188,973
Net Assets		388,184,306

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Notes to Portfolio of Investments (continued)

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,768,139	130,345,073	(122,972,816)	12,140,396	8,334	12,140,396

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
China	10,723,035	4,625,529	—	15,348,564
Guernsey	4,553,287	—	—	4,553,287
India	1,303,435	—	—	1,303,435
Ireland	1,185,610	—	—	1,185,610
Isle of Man	4,177,525	—	—	4,177,525
Israel	3,446,950	—	—	3,446,950
Netherlands	10,821,516	—	—	10,821,516
Singapore	5,550,742	—	—	5,550,742
South Africa	897,450	2,503,930	—	3,401,380
Switzerland	3,289,587	—	—	3,289,587
Taiwan	2,768,031	—	—	2,768,031
United States	318,529,787	—	—	318,529,787
Total Common Stocks	367,246,955	7,129,459	—	374,376,414
Exchange-Traded Funds	1,478,523	—	—	1,478,523
Money Market Funds	—	12,140,396	—	12,140,396
Total Investments	368,725,478	19,269,855	—	387,995,333

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	4,768,139	4,768,139	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $319,766,928)	$375,854,937
Affiliated issuers (identified cost $12,140,396)	12,140,396
Total investments (identified cost $331,907,324)	387,995,333
Receivable for:
Investments sold	626,871
Capital shares sold	3,393,930
Dividends	288,093
Prepaid expenses	3,462
Trustees' deferred compensation plan	35,421
Other assets	700
Total assets	392,343,810
Liabilities
Payable for:
Investments purchased	2,968,692
Capital shares purchased	1,010,643
Investment management fees	27,939
Distribution and/or service fees	6,075
Transfer agent fees	70,522
Compensation of board members	350
Chief compliance officer expenses	27
Other expenses	39,835
Trustees' deferred compensation plan	35,421
Total liabilities	4,159,504
Net assets applicable to outstanding capital stock	$388,184,306
Represented by
Paid-in capital	$324,402,574
Excess of distributions over net investment income	(33,644)
Accumulated net realized gain	7,727,367
Unrealized appreciation (depreciation) on:
Investments	56,088,009
Total — representing net assets applicable to outstanding capital stock	$388,184,306

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Class A
Net assets	$131,078,585
Shares outstanding	7,137,674
Net asset value per share	$18.36
Maximum offering price per share(a)	$19.48
Class B
Net assets	$1,152,903
Shares outstanding	68,584
Net asset value per share	$16.81
Class C
Net assets	$39,659,858
Shares outstanding	2,354,807
Net asset value per share	$16.84
Class I
Net assets	$32,235,361
Shares outstanding	1,623,715
Net asset value per share	$19.85
Class R4
Net assets	$8,345,352
Shares outstanding	434,973
Net asset value per share	$19.19
Class R5
Net assets	$9,964,412
Shares outstanding	517,398
Net asset value per share	$19.26
Class Z
Net assets	$165,747,835
Shares outstanding	8,745,360
Net asset value per share	$18.95

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$3,076,997
Dividends — affiliated issuers	8,334
Foreign taxes withheld	(16,118)
Total income	3,069,213
Expenses:
Investment management fees	2,604,481
Distribution and/or service fees
Class A	263,687
Class B	15,850
Class C	302,959
Transfer agent fees
Class A	208,153
Class B	3,123
Class C	59,795
Class R4	10,107
Class R5	3,001
Class Z	288,465
Compensation of board members	21,272
Custodian fees	13,026
Printing and postage fees	53,803
Registration fees	100,123
Professional fees	31,608
Chief compliance officer expenses	143
Other	15,812
Total expenses	3,995,408
Expense reductions	(320)
Total net expenses	3,995,088
Net investment loss	(925,875)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	11,312,529
Foreign currency translations	6,713
Net realized gain	11,319,242
Net change in unrealized appreciation (depreciation) on:
Investments	(21,322)
Net change in unrealized depreciation	(21,322)
Net realized and unrealized gain	11,297,920
Net increase in net assets resulting from operations	$10,372,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations
Net investment loss	$(925,875)	$(976,341)
Net realized gain	11,319,242	21,010,399
Net change in unrealized appreciation (depreciation)	(21,322)	34,982,070
Net increase in net assets resulting from operations	10,372,045	55,016,128
Distributions to shareholders
Net investment income
Class A	(404,060)	—
Class B	(3,716)	—
Class C	(52,091)	—
Class R4	(20,592)	—
Class R5	(16,532)	—
Class Z	(663,608)	—
Net realized gains
Class A	(3,763,868)	—
Class B	(76,169)	—
Class C	(1,067,669)	—
Class R4	(161,967)	—
Class R5	(118,927)	—
Class Z	(5,219,687)	—
Total distributions to shareholders	(11,568,886)	—
Increase in net assets from capital stock activity	166,396,812	16,659,726
Total increase in net assets	165,199,971	71,675,854
Net assets at beginning of year	222,984,335	151,308,481
Net assets at end of year	$388,184,306	$222,984,335
Excess of distributions over net investment income	$(33,644)	$(33,231)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015(a)		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	4,400,264	82,218,947	1,945,016	32,024,278
Distributions reinvested	220,321	3,994,415	—	—
Redemptions	(2,085,187)	(38,219,187)	(1,331,622)	(21,577,517)
Net increase	2,535,398	47,994,175	613,394	10,446,761
Class B shares
Subscriptions	3,546	61,053	2,474	35,842
Distributions reinvested	4,374	73,009	—	—
Redemptions(b)	(61,049)	(1,036,587)	(131,971)	(1,987,562)
Net decrease	(53,129)	(902,525)	(129,497)	(1,951,720)
Class C shares
Subscriptions	1,230,766	21,167,794	184,349	2,804,119
Distributions reinvested	41,819	699,211	—	—
Redemptions	(212,634)	(3,640,264)	(227,337)	(3,423,792)
Net increase (decrease)	1,059,951	18,226,741	(42,988)	(619,673)
Class I shares
Subscriptions	1,741,813	36,140,802	—	—
Redemptions	(118,098)	(2,430,540)	—	—
Net increase	1,623,715	33,710,262	—	—
Class R4 shares
Subscriptions	462,980	9,048,769	314,916	5,093,551
Distributions reinvested	9,654	182,559	—	—
Redemptions	(81,844)	(1,575,194)	(283,402)	(4,821,951)
Net increase	390,790	7,656,134	31,514	271,600
Class R5 shares
Subscriptions	467,347	9,146,520	265,462	4,547,753
Distributions reinvested	7,137	135,326	—	—
Redemptions	(124,027)	(2,408,969)	(113,018)	(2,042,196)
Net increase	350,457	6,872,877	152,444	2,505,557
Class Z shares
Subscriptions	4,539,525	85,885,011	1,597,584	26,310,755
Distributions reinvested	206,671	3,860,616	—	—
Redemptions	(1,962,918)	(36,906,479)	(1,227,256)	(20,303,554)
Net increase	2,783,278	52,839,148	370,328	6,007,201
Total net increase	8,690,460	166,396,812	995,195	16,659,726

(a) Class I shares are based on operations from March 25, 2015 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.18		$13.47		$10.87		$10.25		$8.75
Income from investment operations:
Net investment loss	(0.07)		(0.09)		(0.04)		(0.08)		(0.11)
Net realized and unrealized gain	1.10		4.80		2.64		0.70		1.61
Total from investment operations	1.03		4.71		2.60		0.62		1.50
Less distributions to shareholders:
Net investment income	(0.09)		—		—		—		—
Net realized gains	(0.76)		—		—		—		—
Total distributions to shareholders	(0.85)		—		—		—		—
Net asset value, end of period	$18.36		$18.18		$13.47		$10.87		$10.25
Total return	5.70%		34.97%		23.92%		6.05%		17.14%
Ratios to average net assets(a)
Total gross expenses	1.40%		1.42%		1.49%		1.39%		1.46	%(b)
Total net expenses(c)	1.40	%(d)	1.42	%(d)	1.46	%(d)	1.39	%(d)	1.43	%(b)
Net investment loss	(0.37%)		(0.55%)		(0.36%)		(0.80%)		(1.01%)
Supplemental data
Net assets, end of period (in thousands)	$131,079		$83,656		$53,711		$50,574		$65,071
Portfolio turnover	60%		68%		135%		220%		263%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$16.79		$12.53		$10.19		$9.68		$8.33
Income from investment operations:
Net investment loss	(0.18)		(0.20)		(0.12)		(0.15)		(0.19)
Net realized and unrealized gain	1.00		4.46		2.46		0.66		1.54
Total from investment operations	0.82		4.26		2.34		0.51		1.35
Less distributions to shareholders:
Net investment income	(0.04)		—		—		—		—
Net realized gains	(0.76)		—		—		—		—
Total distributions to shareholders	(0.80)		—		—		—		—
Net asset value, end of period	$16.81		$16.79		$12.53		$10.19		$9.68
Total return	4.92%		34.00%		22.96%		5.27%		16.21%
Ratios to average net assets(a)
Total gross expenses	2.14%		2.16%		2.24%		2.15%		2.21	%(b)
Total net expenses(c)	2.14	%(d)	2.16	%(d)	2.21	%(d)	2.15	%(d)	2.19	%(b)
Net investment loss	(1.08%)		(1.35%)		(1.10%)		(1.56%)		(1.77%)
Supplemental data
Net assets, end of period (in thousands)	$1,153		$2,043		$3,147		$3,788		$5,573
Portfolio turnover	60%		68%		135%		220%		263%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$16.82		$12.55		$10.21		$9.70		$8.35
Income from investment operations:
Net investment loss	(0.20)		(0.20)		(0.12)		(0.15)		(0.19)
Net realized and unrealized gain	1.02		4.47		2.46		0.66		1.54
Total from investment operations	0.82		4.27		2.34		0.51		1.35
Less distributions to shareholders:
Net investment income	(0.04)		—		—		—		—
Net realized gains	(0.76)		—		—		—		—
Total distributions to shareholders	(0.80)		—		—		—		—
Net asset value, end of period	$16.84		$16.82		$12.55		$10.21		$9.70
Total return	4.91%		34.02%		22.92%		5.26%		16.17%
Ratios to average net assets(a)
Total gross expenses	2.15%		2.17%		2.23%		2.17%		2.22	%(b)
Total net expenses(c)	2.15	%(d)	2.17	%(d)	2.21	%(d)	2.17	%(d)	2.20	%(b)
Net investment loss	(1.13%)		(1.31%)		(1.11%)		(1.57%)		(1.79%)
Supplemental data
Net assets, end of period (in thousands)	$39,660		$21,775		$16,791		$15,821		$20,360
Portfolio turnover	60%		68%		135%		220%		263%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

Class I	Year Ended August 31, 2015(a)
Per share data
Net asset value, beginning of period	$19.98
Income from investment operations:
Net investment income	(0.00	)(b)
Net realized and unrealized loss	(0.13	)(c)
Total from investment operations	(0.13)
Net asset value, end of period	$19.85
Total return	(0.65%)
Ratios to average net assets(d)
Total gross expenses	0.98	%(e)
Total net expenses(f)	0.98	%(e)
Net investment loss	(0.02	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$32,235
Portfolio turnover	60%

Notes to Financial Highlights

(a)  Based on operations from March 25, 2015 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$18.92		$13.99		$10.73
Income from investment operations:
Net investment loss	(0.04)		(0.06)		(0.03)
Net realized and unrealized gain	1.17		4.99		3.29
Total from investment operations	1.13		4.93		3.26
Less distributions to shareholders:
Net investment income	(0.10)		—		—
Net realized gains	(0.76)		—		—
Total distributions to shareholders	(0.86)		—		—
Net asset value, end of period	$19.19		$18.92		$13.99
Total return	6.04%		35.24%		30.38%
Ratios to average net assets(b)
Total gross expenses	1.15%		1.16%		1.22	%(c)
Total net expenses(d)	1.15	%(e)	1.16	%(e)	1.22	%(c)(e)
Net investment loss	(0.23%)		(0.37%)		(0.28	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$8,345		$836		$177
Portfolio turnover	60%		68%		135%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$18.98	$14.00	$10.73
Income from investment operations:
Net investment income (loss)	(0.01)	(0.01)	0.00	(b)
Net realized and unrealized gain	1.16	4.99	3.27
Total from investment operations	1.15	4.98	3.27
Less distributions to shareholders:
Net investment income	(0.11)	—	—
Net realized gains	(0.76)	—	—
Total distributions to shareholders	(0.87)	—	—
Net asset value, end of period	$19.26	$18.98	$14.00
Total return	6.13%	35.57%	30.48%
Ratios to average net assets(c)
Total gross expenses	1.00%	1.03%	1.08	%(d)
Total net expenses(e)	1.00%	1.03%	1.08	%(d)
Net investment income (loss)	(0.05%)	(0.09%)	(0.08	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$9,964	$3,168	$203
Portfolio turnover	60%	68%	135%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.70		$13.82		$11.13		$10.47		$8.92
Income from investment operations:
Net investment loss	(0.02)		(0.05)		(0.01)		(0.07)		(0.09)
Net realized and unrealized gain	1.13		4.93		2.70		0.73		1.64
Total from investment operations	1.11		4.88		2.69		0.66		1.55
Less distributions to shareholders:
Net investment income	(0.10)		—		—		—		—
Net realized gains	(0.76)		—		—		—		—
Total distributions to shareholders	(0.86)		—		—		—		—
Net asset value, end of period	$18.95		$18.70		$13.82		$11.13		$10.47
Total return	6.00%		35.31%		24.17%		6.30%		17.38%
Ratios to average net assets(a)
Total gross expenses	1.15%		1.17%		1.24%		1.19%		1.22	%(b)
Total net expenses(c)	1.15	%(d)	1.17	%(d)	1.21	%(d)	1.19	%(d)	1.20	%(b)
Net investment loss	(0.11%)		(0.30%)		(0.12%)		(0.62%)		(0.79%)
Supplemental data
Net assets, end of period (in thousands)	$165,748		$111,506		$77,279		$71,456		$133,011
Portfolio turnover	60%		68%		135%		220%		263%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on March 25, 2015.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on

Annual Report 2015
25

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the

NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no

Annual Report 2015
26

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee

Annual Report 2015
27

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.77% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.87% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Investment Manager does not receive a fee for its services under the Administrative Services Agreement.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended August 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $320.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the

Annual Report 2015
28

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $507,543 for Class A, $120 for Class B and $2,254 for Class C shares for the year ended August 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.45%	1.45%
Class B	2.20	2.20
Class C	2.20	2.20
Class I*	1.05	—
Class R4	1.20	1.20
Class R5	1.10	1.10
Class Z	1.20	1.20

*Expense cap rate is voluntary from March 25, 2015 (the commencement of operations of Class I shares).

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$2,086,061
Accumulated net realized gain	(2,086,061)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2015	2014
Ordinary income	$7,561,325	$—
Long-term capital gains	4,007,561	—
Total	11,568,886	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	11,898
Undistributed long-term capital gains	8,249,755
Net unrealized appreciation	55,553,723

Annual Report 2015
29

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

At August 31, 2015, the cost of investments for federal income tax purposes was $332,441,610 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$65,341,953
Unrealized depreciation	(9,788,230)
Net unrealized appreciation	55,553,723

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $322,754,582 and $176,294,451, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 8. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Shareholder Concentration Risk

At August 31, 2015, 2 unaffiliated shareholders of record owned 29.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 19.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on

Annual Report 2015
30

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
31

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Technology Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Technology Growth Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 22, 2015

Annual Report 2015
32

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	26.88%
Dividends Received Deduction	26.88%
Capital Gain Dividend	$8,953,686

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
33

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
34

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
35

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
36

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
37

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Technology Growth Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from January 1, 2016 through December 31, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015
38

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
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COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the seventeenth, sixth and twenty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are both ranked in the 3rd quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

Annual Report 2015
40

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual

Annual Report 2015
41

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
42

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
43

Columbia Global Technology Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN234_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER

CORE PLUS BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Active Portfolios® Multi-Manager Core Plus Bond Fund (the Fund) Class A shares returned 0.49% for the 12-month period that ended August 31, 2015.

■	The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.56% over the same period.

■	The Fund’s underperformance can be attributed primarily to sector allocation and duration positioning decisions.

Average Annual Total Returns (%) (for period ended August 31, 2015)
	Inception	1 Year	Life
Class A	04/20/12	0.49	2.45
Barclays U.S. Aggregate Bond Index		1.56	2.14

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

The Fund is managed by two independent money management firms and by Columbia Management Investment Advisors, LLC (CMIA) with each investing a portion of the portfolio’s assets. As of August 31, 2015, Federated Investment Management Company (Federated), TCW Investment Management Company (TCW) and CMIA managed approximately 26%, 41% and 33% of the portfolio, respectively.

For the 12-month period that ended August 31, 2015, the Fund’s Class A shares returned 0.49%. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.56% over the same period. The Fund’s underperformance can be attributed primarily to sector allocation and duration positioning decisions.

Fixed-Income Markets Driven By Policy, Economic and Geopolitical Factors

Geopolitical events surrounding Greece’s potential exit from the European Union and China’s currency devaluation influenced U.S. rates during the fiscal period, as investors sought relative safety in U.S. Treasury securities. There was also great anticipation as to the timing and pace of the Federal Reserve’s (the Fed) first interest rate increase, while, simultaneously, other major central banks around the world were implementing versions of quantitative easing. As these events discouraged investors from holding “risk assets,” credit spreads widened. The decline in oil prices additionally impacted credit spreads amongst energy-related corporate bonds. Higher regulatory capital requirements and stricter trading risk tolerance for banks and broker-dealers impacted market trading of credit debt, causing some further amount of spread widening during the period. These factors, coupled with an enormous amount of new debt issuance during the period, also impacted market liquidity, particularly in secondary market trading of credit debt.

Against this backdrop, U.S. Treasury yields rose at the shorter term end of the yield curve, or spectrum of maturities, while rates fell for intermediate- and longer term U.S. Treasury securities. Short-term rates rose in response to the Fed’s statements about a less accommodative monetary policy. Longer rates reacted to demand from foreign investors seeking higher yields than available in Europe. As long-term rates fell and short-term rates rose, the yield curve flattened during the period.

Credit Sector Allocations and Duration Positioning Dampened Fund Returns

Federated: Our portion of the Fund underperformed the benchmark during the period primarily due to its “down in quality” credit sector bias. Duration positioning also detracted. Security selection overall and yield curve positioning contributed positively.

Our portion of the Fund held approximately 9% of its assets in high-yield corporate bonds and 2% in emerging market bonds and was overweight relative to the benchmark in BBB-rated securities within its investment-grade corporate bond allocation. Spreads, or yield differentials, to U.S. Treasuries of these lower rated credit segments widened during the period due to geopolitical worries about Greece and China, the decline in oil and other commodity prices, stock market volatility, outflows from bond mutual funds

Portfolio Management

Columbia Management Investment Advisers, LLC

Brian Lavin, CFA

Carl Pappo, CFA

Michael Zazzarino

Federated Investment Management Company

Jerome Conner, CFA

Donald Ellenberger

TCW Investment Management Company

Stephen Kane, CFA

Laird Landmann

Tad Rivelle

Bryan Whalen, CFA

Portfolio Breakdown (%) (at August 31, 2015)
Asset-Backed Securities — Agency	0.7
Asset-Backed Securities — Non-Agency	11.3
Commercial Mortgage-Backed Securities — Agency	1.9
Commercial Mortgage-Backed Securities — Non-Agency	3.7
Common Stocks	0.0	(a)
Corporate Bonds & Notes	27.7
Fixed-Income Funds	0.6
Foreign Government Obligations	1.3
Inflation-Indexed Bonds	2.7
Money Market Funds	6.4
Municipal Bonds	0.4
Preferred Debt	0.3
Residential Mortgage-Backed Securities — Agency	21.4
Residential Mortgage-Backed Securities — Non-Agency	3.7
Senior Loans	0.3
Treasury Bills	0.0	(a)
U.S. Government & Agency Obligations	1.0
U.S. Treasury Obligations	16.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2015	5

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Quality Breakdown (%) (at August 31, 2015)
AAA rating	61.4
AA rating	2.4
A rating	8.4
BBB rating	17.6
BB rating	3.7
B rating	2.5
CCC rating	1.6
CC rating	0.5
C rating	0.1
D rating	0.5
Not rated	1.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

and concerns the Fed would soon begin removing liquidity from the markets. Indeed, investment-grade corporate bond spreads widened to U.S. Treasuries in ten of the 12 months of the period, something that has only happened twice in the past 25 years. Duration positioning also detracted from relative results, albeit more modestly. Our portion of the Fund’s duration positioning varied during the period, as what we call our Duration Pod adjusted its position on interest rates. However, for most of the period, our portion of the Fund had a duration position shorter than that of the benchmark, concentrated in intermediate- and longer term securities, segments wherein rates fell. (Our Pods are critical decision-making tools built around five crucial factors in bond fund strategy — duration management, sector allocation, yield curve analysis, currency management and security selection.)

Security selection overall contributed positively to our portion of the Fund’s results. Lagging performance from Treasury inflation-protected securities and 30-year industrial corporate bonds was more than offset by an emphasis on banks and other financials and a lesser exposure to GNMA mortgage-backed securities, which proved beneficial. Yield curve positioning also helped. Our portion of the Fund was positioned for a flattening yield curve, and in fact, the yield curve flattened during the period as interest rates at the short-term end of the yield curve rose and rates at the long-term end of the yield curve fell. Short-term rates rose, as the start of the Fed’s tightening cycle drew nearer, while long-term rates fell modestly due to weak global economic growth, declining inflation due to collapsing commodity prices, equity market volatility and concerns that rate hikes by the Fed would be a policy error depressing U.S. economic growth prospects. This flattening bias offset the detracting effect of having an underweighted exposure to the intermediate segment of the yield curve, which performed well later in the period as the market began to price in a more protracted Fed tightening cycle.

TCW: Our portion of the Fund outperformed the benchmark during the period, predominantly due to its relative underweight to the corporate sector, which experienced spread widening amidst heavy issuance. Further contributions came from its relative underweight to commodity-related sectors, which significantly trailed the benchmark. In addition, exposure to non-agency mortgage-backed securities, which are not components of the benchmark, was additive, particularly securities backed by subprime collateral. Fundamentals for this sector showed improvement, with prepayment activity up and severities and delinquencies declining.

Conversely, issue selection among asset-backed securities detracted from performance, given our emphasis on government, guaranteed student loans, which experienced weakness late in the period due to concerns about potential downgrades. The defensive duration positioning of our portion of the Fund — i.e., approximately 7/10ths of a year short of the benchmark for most of the period — also detracted from relative results during the period, as U.S. Treasury yields fell across intermediate and long-term maturities. We had taken this duration stance based on our view that interest rates would rise over time.

An underweight to two-year to five-year maturities benefited our portion of the Fund, as short-term rates rose during the period. However, the positive effect of being underweight the short-term end of the yield curve was offset

6	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

by the negative impact of being underweight the long-term end of the yield curve, where rates fell. Thus, overall, yield curve positioning had a neutral effect on our portion of the Fund’s results during the period.

CMIA: Our portion of the Fund underperformed the benchmark during the period, as an overweight allocation to credit dampened relative results. Within our portion of the Fund’s allocation to credit, exposure to energy-related bonds detracted from performance. Further detracting from our portion of the Fund’s results was an underweight position in U.S. Treasury securities, which outperformed credit during the period; issue selection in short maturity, high quality asset-backed securities; and exposure to agency mortgage-backed securities.

Duration and yield curve positioning hampered relative results as well. Our portion of the Fund maintained a modestly shorter duration than that of the benchmark in light of Fed statements and positive U.S. economic activity. We also generally maintained a flattening yield curve bias, although adjustments were made based on yield curve movements. Our thinking was the Fed’s signals to move short-term rates would lead short rates to rise more than long rates. Demand for yield and duration by pension plans and insurance companies would also keep longer rates stable and result in a flatter curve, in our view. While the yield curve did indeed flatten during the period, long rates actually fell.

On the positive side, security selection among investment-grade corporate bonds, non-agency mortgage-backed securities and commercial mortgage-backed securities proved beneficial. Within the investment-grade corporate bond sector, an overweight to and security selection among financial institutions, including an allocation to preferred debt, and an underweight to the metals and mining industry especially helped. Spreads widened materially in the metals and mining industry due to concerns of oversupply and waning demand from China.

Fed Policy and Exogenous Factors Drove Portfolio Changes

Federated: Our portion of the Fund’s top-down positioning is driven by our Alpha Pods, committees of senior investment professionals tasked with determining the direction of interest rates, the yield curve, spreads and the U.S. dollar versus other currencies. The main factors driving the Pods’ decisions during the period were the changing perceptions of when the Fed would begin raising interest rates and the pace at which it would proceed. We believed the Fed would begin tightening sooner than what actually happened. Also impacting our decision process were our views on the U.S. dollar, commodity prices and whether or not China would have a soft or hard landing, which, in turn, had significant implications for global economic growth and profitability at multi-national U.S. companies. Based on recommendations from our Alpha Pods, our portion of the Fund’s duration shifted between 85% and 95% of that of the benchmark. Also, our portion of the Fund moved between a flattening bias and a laddered position on the yield curve, had virtually no non-U.S. dollar currency exposure and generally remained overweight the credit sectors. The unifying thesis behind these positions was our expectation that the Fed would soon begin raising rates in response to an improving labor market and gradually rising wages.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

Annual Report 2015	7

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

During the period, we increased our portion of the Fund’s position in Bank of America. In our view, banks are an attractive holding due to new Dodd-Frank regulations that require banks to hold more capital, more liquid assets and have less leverage. In addition, banks cannot increase dividends and buy back stock without approval of the Fed. We also added a position in a General Motors bond based on its improving profitability and forecasted strength in demand for both autos and light trucks. We also purchased a bond of the branded pharmaceutical division of Abbott Laboratories based on what we considered to be its attractive pricing, planned deleveraging and solid growth prospects for the company’s core drug franchises. We sold our portion of the Fund’s position in a Petrobras bond maturing in 2041 and replaced it with one maturing in 2021 to reduce spread duration to this credit. We also sold a position in a Barrick Gold bond based on concerns about declining gold prices relative to the firm’s production costs. We sold our portion of the Fund’s position in a Conagra bond due to concerns about potential shareholder-friendly activities in response to activist investor pressures.

At the end of August 2015, relative to the benchmark, our portion of the Fund was overweight in high-yield and investment-grade corporate bonds, commercial mortgage-backed securities and loans relative to the benchmark. Within the credit sectors, our portion of the Fund was overweight autos, banks, life insurance, real estate investment trusts, telecommunications, metals and mining, refiners and pipelines and was underweight consumer products, oil field services, health care, pharmaceuticals, retail, supermarkets and technology. Our portion of the Fund was underweight the benchmark index in U.S. Treasury securities and agency securities and rather neutral relative to the benchmark in agency mortgage-backed securities and emerging market bonds. Our portion of the Fund was positioned with a shorter duration than that of the benchmark at the end of the period.

TCW: Given the ongoing aging of the credit cycle, we continued to position our portion of the Fund with an eye toward risk reduction by moving into higher quality securities up in the capital structure. In terms of sector position, we trimmed our portion of the Fund’s exposure to corporate credits, as valuations became less attractive, in our view, from a risk/return standpoint. Additionally, within non-corporate credit, we considerably reduced exposure to municipal bonds. We added back a small amount of duration during the period, ending the period approximately 3/4ths of a year short of the benchmark compared to one year short of the benchmark in August 2014.

At the end of the period, corporate credit represented a relative underweight. Within corporate credit, positioning was focused on financials given limited re-leveraging risk and reasonable yield premiums, while industrial exposure remained selective with positions in what we perceived to be asset-heavy companies with stable cash flows and strong balance sheets. Additionally, we maintained a small position in our portion of the Fund in bank loans and high yield credit. Agency mortgage-backed securities also represented a relative underweight at the end of the period, especially among premium coupon issues given potential extension risk associated with a rising rate environment. Exposure to non-agency mortgage-backed securities emphasized issues with what we considered to be better relative quality and near-term cash flows. Asset-backed securities and commercial mortgage-backed securities represented relative overweights. Security selection

8	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

focused on non-traditional asset-backed securities, such as student loans. Our portion of the Fund’s commercial mortgage-backed securities position favored agency issues with select exposure to non-agency commercial mortgage-backed securities. At the end of the period, our portion of the Fund remained defensively positioned with a duration stance approximately 3/4ths of year shorter than that of the benchmark.

CMIA: In addition to modest adjustments in duration and yield curve positioning as market conditions shifted, “rich” credit valuations on top of a pending change in Fed monetary policy prompted us to upgrade credit quality in our portion of the Fund during the period. The shift into higher quality assets dragged on Fund performance in late 2014 but benefited the portfolio through the uncertainties regarding Greece, China and the Fed’s pending rate move that dominated headlines through much of year-to-date 2015. Simultaneous to upgrading general credit quality, we reduced our portion of the Fund’s exposure to credit to an underweight relative to the benchmark. These adjustments were made based on bottom-up security selection decisions. For example, we made purchases of General Electric Capital hybrid securities, as we believe these securities offer attractive yields relative to what we currently consider to be their low risk profile and in addition have the potential of tender premiums. We also purchased several highly rated university bonds, particularly those of institutions widely considered best in class with excellent reputations supporting generational franchises. In our view, these bonds offer attractive relative value when compared with AAA-rated industrial corporate bonds. We sold positions in several high-yield energy corporate bonds, as we felt weakness in oil markets reduced the likelihood of upgrades to investment grade, pushing out positive catalysts and increasing downside risk in the intermediate term. We also sold and/or reduced several positions in metals and mining companies to reflect weakening fundamentals within the industry.

Following the sale of multiple corporate positions, we added exposure to agency mortgage-backed securities in an effort to maintain the yield of our portion of the Fund’s portfolio. We reduced our portion of the Fund’s exposure to commercial mortgage-backed securities given what we considered to be dimming prospects for the sector in the face of the persistently “risk off” environment and the upcoming announcement of new supply within the sector.

At the end of the period, our portion of the Fund was overweight relative to the benchmark in government-related securities, asset-backed securities, commercial mortgage-backed securities and other structured products and underweight in U.S. Treasury securities, agency mortgage-backed securities and investment-grade corporate bonds.

Derivative Positions

Overall, the usage of derivatives had a net negative impact on Fund performance during the period. While forward foreign currency exchange contracts contributed positively to performance, this was more than offset by the detracting effect of the Fund’s futures contracts and swap contracts.

Federated: During the period, we used exchange-traded futures contracts, primarily U.S. Treasury note futures, to implement duration and yield curve strategies.

Annual Report 2015	9

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

TCW: Our portion of the Fund held futures during the period as a method of managing duration.

CMIA: Our portion of the Fund used U.S. Treasury futures, interest rate swaps, credit index swaps and credit default swaps for hedging purposes to help manage duration and yield curve exposure and to help manage credit exposure.

Looking Ahead

Federated: At the end of the period, we anticipated that the Fed was going to raise rates this year. In our view, the Fed understands that keeping the funds rate at emergency levels when there is no emergency creates substantial risk, since, if the economy sinks into recession, they would not be able to further lower rates to stimulate growth. We believe the longer the Fed waits to hike rates, the greater the chance that something, may happen as a result of the continued abundance of “cheap money”. We also believe the Fed understands that if it waits too long and the economy and inflation pick up, the Fed may have to raise rates faster and higher than if it starts sooner.

At the end of August 2015, the Fund maintained its yield curve flattening bias and its underweight to intermediate maturities. Our thinking is that if the economy slows, the curve should flatten as long-term rates fall. If the economy speeds up, short-term rates should spike higher as the market ratchets up the pace of Fed tightening. Either way, we currently foresee the curve flattening. The risk to the flattening bias is if the economy accelerates and the Fed does nothing, the curve will likely steepen.

In terms of sector allocation, our portion of the Fund remained overweight in most credit sectors at the end of the period. The main factor that causes spreads to widen is signs of a recession, but recessions on average do not typically start until five years after the Fed begins hiking rates. To us, the best single predictor of recessions is when the yield curve inverts, and we currently believe that is unlikely to occur in the near term. We also like credit because defaults have been low and stable (and, we believe should remain so outside the high-yield energy sector); corporate balance sheets have generally been healthy despite an upturn in both leverage and cash returned to shareholders; and a slow and shallow Fed hiking cycle should be good for most risk assets. While there could be a hiccup in spreads once the Fed starts raising rates, we would likely view that as a chance to add to our portion of the Fund’s credit sector overweights at less expensive levels. Unlike corporate bonds, we believe yields on government bonds do not compensate investors for their interest rate risk if rates rise as we expect. Mortgage-backed securities are also not particularly attractive at this time, in our view, from a valuation standpoint and tend to react negatively to rising interest rate volatility. However, we believe negative net supply in 2015, given the Fed’s reinvestment of paydowns, should limit underperformance, leaving us neutral on mortgages. As for emerging market bonds, where our portion of the Fund is also positioned neutrally to the benchmark, valuations look to us to be attractive, as spreads widened during the period. On the other hand, emerging market leverage during the past five years has risen at a faster pace than developed market leverage rose in the five years leading up to the financial crisis in 2008, and emerging markets usually do not do well when the Fed starts raising rates.

10	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

TCW: Slow as it has been relative to history, the U.S. economic expansion is now in its seventh year and is increasingly accompanied by later-stage credit cycle dynamics. What that means is that leverage is on the rise, with more merger and acquisition and leverage buyout activity, increases in shareholder-friendly stock buybacks and dividend declarations, and less rigorous underwriting. At the same time, valuations remain relatively rich, in our view, given years of accommodative Fed policy and ongoing support from other global central banks. From a strategy perspective, we intend to maintain our portion of the Fund’s duration relatively short that of the benchmark, while market speculation about the Fed’s moves will likely lead, in our view, to tactical trading along the yield curve for value-added opportunities. We expect this to inform a disciplined approach within our strategy that will incrementally add to duration relative to the benchmark should rates push higher. We believe our portion of the Fund’s overall sector positioning remained conservative at the end of the period, as we maintain an eye toward preserving liquidity for deployment on increased volatility.

CMIA: The Fed’s decision to raise or not raise short-term interest rates and the impact of its decision on credit spreads will likely be the driving factors in the performance of the fixed-income markets during the coming months. Given our strategy bias toward sector rotation and security selection as the primary sources of excess returns, we do not anticipate our portion of the Fund’s duration will deviate more than half a year from the benchmark. We have re-positioned our portion of the Fund with lower credit exposure and a higher quality bias in anticipation of these events, particularly in anticipation of widening corporate credit spreads. In the event credit spreads do widen, we expect to look for what we believe to be improving or stable credit fundamentals and attractive valuations to add to our portion of the Fund’s credit allocation. Against the lower credit exposure, we increased our portion of the Fund’s allocation to U.S. Treasury securities but remained underweight relative to the benchmark.

Annual Report 2015	11

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	989.40	1,021.29	4.03	4.10	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset–based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

12	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 30.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.2%
Bombardier, Inc.(b)
03/15/25	7.500%	205,000	155,287

Embraer Netherlands Finance BV
06/15/25	5.050%	1,200,000	1,136,640

Embraer Overseas Ltd.
09/16/23	5.696%	100,000	101,125

Embraer SA
06/15/22	5.150%	1,750,000	1,730,312

Huntington Ingalls Industries, Inc.(b)
12/15/21	5.000%	59,000	60,918

KLX, Inc.(b)
12/01/22	5.875%	225,000	220,500

Lockheed Martin Corp.
09/15/21	3.350%	5,348,000	5,468,555
03/01/25	2.900%	860,000	812,788

Textron, Inc.
03/01/24	4.300%	690,000	711,620
03/01/25	3.875%	300,000	297,511

TransDigm, Inc.
07/15/21	7.500%	275,000	292,875
07/15/22	6.000%	225,000	221,659
07/15/24	6.500%	495,000	483,862

TransDigm, Inc.(b)
05/15/25	6.500%	337,000	331,524

Total			12,025,176

AIRLINES 0.6%
American Airlines Pass-Through Trust
01/15/23	4.950%	2,638,202	2,809,685

Continental Airlines Pass-Through Trust
01/02/18	6.900%	433,611	452,300
02/02/19	6.545%	1,985,054	2,148,821
04/19/22	5.983%	2,627,658	2,900,278

Delta Air Lines Pass-Through Trust
01/02/23	6.718%	3,319,044	3,783,710

Guanay Finance Ltd.(b)
12/15/20	6.000%	670,000	680,050

JetBlue Airways Pass-Through Trust(c)
11/15/16	0.771%	5,910,000	5,828,737

Southwest Airlines Co.
03/01/17	5.125%	3,000,000	3,160,233

U.S. Airways Pass-Through Trust
10/01/24	5.900%	3,448,440	3,810,526
06/03/25	4.625%	3,830,380	3,974,019

United Airlines, Inc. Pass-Through Trust
01/15/17	9.750%	1,183,109	1,271,842

Total			30,820,201

APARTMENT REIT 0.3%
AvalonBay Communities, Inc.
03/15/20	6.100%	1,865,000	2,138,480
09/15/22	2.950%	4,650,000	4,542,697

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mid-America Apartments LP
10/01/15	5.500%	4,650,000	4,666,270
06/15/24	3.750%	2,100,000	2,065,568

Post Apartment Homes LP
12/01/22	3.375%	1,000,000	973,704

UDR, Inc.
01/10/22	4.625%	1,000,000	1,065,811
07/01/24	3.750%	1,600,000	1,605,643

Total			17,058,173

AUTOMOTIVE 1.1%
Affinia Group, Inc.
05/01/21	7.750%	400,000	424,000

American Axle & Manufacturing, Inc.
02/15/19	5.125%	64,000	64,800
11/15/19	7.750%	175,000	195,125
03/15/21	6.250%	131,000	133,620
10/15/22	6.625%	325,000	331,500

American Honda Finance Corp.(b)
10/01/18	7.625%	2,250,000	2,626,380

Daimler Finance North America LLC(b)
01/11/18	1.875%	2,000,000	1,998,660
03/02/20	2.250%	1,500,000	1,464,051

Ford Motor Co.
08/01/18	6.500%	1,975,000	2,200,664
02/01/29	6.375%	1,165,000	1,326,483
01/15/43	4.750%	2,500,000	2,377,077

Ford Motor Credit Co. LLC
05/09/16	1.700%	2,500,000	2,507,015
06/12/17	3.000%	1,600,000	1,627,518
09/20/22	4.250%	1,100,000	1,134,717

Ford Motor Credit Co. LLC(c)
11/08/16	0.761%	3,690,000	3,684,531
03/27/17	0.912%	6,825,000	6,797,229

Gates Global LLC/Co.(b)
07/15/22	6.000%	587,000	478,464

General Motors Co.
04/01/25	4.000%	1,260,000	1,192,519
04/01/45	5.200%	1,270,000	1,196,325

General Motors Financial Co., Inc.
09/25/17	3.000%	5,000,000	5,024,160
05/15/23	4.250%	1,530,000	1,504,787

Harley-Davidson Financial Services, Inc.(b)
03/15/17	2.700%	1,380,000	1,407,931

Hyundai Capital America(b)
08/09/18	2.875%	1,250,000	1,275,369
02/06/19	2.550%	150,000	149,505
03/19/20	2.600%	680,000	673,533

Hyundai Capital Services, Inc.(b)
07/27/16	4.375%	2,000,000	2,054,282

International Automotive Components Group SA(b)
06/01/18	9.125%	325,000	331,500

JB Poindexter & Co., Inc.(b)
04/01/22	9.000%	250,000	271,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lear Corp.
01/15/23	4.750%	500,000	496,250
01/15/25	5.250%	175,000	174,125

MPG Holdco I, Inc.
10/15/22	7.375%	350,000	367,500

Magna International, Inc.
06/15/24	3.625%	1,100,000	1,073,272

Metalsa SA de CV(b)
04/24/23	4.900%	200,000	183,000

Nissan Motor Acceptance Corp.(b)
09/12/17	1.950%	2,500,000	2,516,707

Omega US Sub LLC(b)
07/15/23	8.750%	175,000	160,125

RCI Banque SA(b)
04/12/16	4.600%	1,120,000	1,142,734
04/03/18	3.500%	4,000,000	4,114,200

Schaeffler Finance BV(b)
05/15/21	4.250%	359,000	349,128
05/15/23	4.750%	200,000	191,500

Schaeffler Holding Finance BV(b)
PIK
08/15/18	6.875%	400,000	411,936
11/15/19	6.250%	135,000	142,088
11/15/22	6.750%	200,000	213,500

Stackpole International Intermediate Co.(b)
10/15/21	7.750%	350,000	378,000

Tenneco, Inc.
12/15/24	5.375%	213,000	219,923

UCI International, Inc.
02/15/19	8.625%	475,000	389,500

ZF North America Capital, Inc.(b)
04/29/25	4.750%	443,000	419,743

Total			57,396,226

BANKING 6.8%
ADIB Capital Invest 1 Ltd.(c)
12/31/49	6.375%	200,000	206,250

Ally Financial, Inc.
01/30/17	2.750%	425,000	423,406
09/10/18	4.750%	575,000	592,969
03/30/20	4.125%	50,000	50,135
02/13/22	4.125%	250,000	244,375
05/19/22	4.625%	344,000	345,290
09/30/24	5.125%	275,000	277,750
03/30/25	4.625%	265,000	255,725

American Express Credit Corp.
09/22/17	1.550%	1,950,000	1,946,966

Associated Banc-Corp.
01/15/25	4.250%	840,000	850,050

BB&T Corp.
02/01/19	2.250%	1,600,000	1,608,274
10/30/26	3.800%	2,500,000	2,531,690

BNP Paribas SA(b)(c)
12/31/49	7.375%	3,110,000	3,184,640

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banco Bilbao Vizcaya Argentaria Colombia SA(b)
04/21/25	4.875%	150,000	145,350

Banco Santander SA(b)
11/09/22	4.125%	150,000	148,875

Banco de Credito del Peru(c)
04/24/27	6.125%	80,000	84,000

Bank of America Corp.
10/14/16	5.625%	650,000	679,275
05/02/17	5.700%	3,740,000	3,957,702
01/11/18	2.000%	4,000,000	3,999,628
01/24/22	5.700%	4,800,000	5,411,597
01/11/23	3.300%	5,782,000	5,698,334
01/22/24	4.125%	3,000,000	3,096,147
01/22/25	4.000%	795,000	777,943
04/21/25	3.950%	3,270,000	3,165,474
04/01/44	4.875%	1,000,000	1,041,120

Bank of America NA
06/15/17	6.100%	4,000,000	4,297,800

Bank of America NA(c)
06/15/16	0.566%	3,924,000	3,911,859

Bank of Montreal
04/09/18	1.450%	750,000	742,273

Bank of New York Mellon Corp. (The)
05/15/19	5.450%	800,000	890,475
09/11/24	3.250%	2,960,000	2,939,612

Bank of New York Mellon Corp. (The)(c)
12/29/49	4.500%	2,976,000	2,723,040

Barclays Bank PLC
09/11/24	4.375%	915,000	882,225

Barclays Bank PLC(c)
04/10/23	7.750%	736,000	791,200
12/31/49	8.250%	907,000	962,095
12/31/49	6.625%	4,655,000	4,515,350

Burgan Finance No. 1 (Jersey) Ltd.
09/29/20	7.875%	100,000	100,750

Capital One Bank NA
07/23/21	2.950%	1,050,000	1,025,207

Capital One Bank USA NA
02/15/23	3.375%	1,140,000	1,084,213

Capital One Financial Corp.
11/21/18	2.150%	1,150,000	1,140,131

Citigroup, Inc.
11/15/16	1.300%	750,000	749,297
01/10/17	4.450%	1,000,000	1,038,425
08/15/17	6.000%	4,000,000	4,316,996
05/15/18	6.125%	1,250,000	1,378,475
09/26/18	2.500%	5,250,000	5,288,850
08/09/20	5.375%	10,000,000	11,122,630
08/25/36	6.125%	1,260,000	1,445,325

Citigroup, Inc.(c)
07/25/16	1.255%	3,000,000	3,007,170
08/14/17	0.799%	6,620,000	6,581,909
05/15/18	2.021%	2,275,000	2,324,081

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citizens Financial Group, Inc.(b)
09/28/22	4.150%	2,000,000	2,018,898

Comerica, Inc.
05/23/19	2.125%	645,000	639,743
07/22/26	3.800%	900,000	884,696

Compass Bank
09/29/19	2.750%	1,400,000	1,379,970
04/10/25	3.875%	395,000	369,363

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(b)(c)
12/31/49	11.000%	2,025,000	2,520,315

Discover Bank
02/21/18	2.000%	680,000	673,469

Discover Financial Services
04/27/22	5.200%	2,697,000	2,846,341
11/21/22	3.850%	4,258,000	4,153,777

Fifth Third Bancorp
03/01/19	2.300%	310,000	310,038
07/27/20	2.875%	1,570,000	1,570,805

Fifth Third Bancorp(c)
12/31/49	5.100%	6,105,000	5,601,337

Global Bank Corp.(b)
10/30/19	5.125%	200,000	202,500

Goldman Sachs Group, Inc. (The)
01/15/16	5.350%	9,000,000	9,143,568
01/18/18	5.950%	4,000,000	4,359,576
04/01/18	6.150%	4,810,000	5,301,154
07/19/18	2.900%	2,200,000	2,247,727
01/24/22	5.750%	3,800,000	4,319,247
01/23/25	3.500%	3,000,000	2,929,356

Goldman Sachs Group, Inc. (The)(c)
11/29/23	1.884%	1,675,000	1,695,786

HBOS PLC(b)
05/21/18	6.750%	5,927,000	6,540,225
11/01/33	6.000%	5,600,000	6,216,560

HSBC Holdings PLC(c)
12/31/49	6.375%	5,441,000	5,400,192

HSBC USA, Inc.
01/16/18	1.625%	3,000,000	2,986,002
06/23/24	3.500%	3,600,000	3,606,779

Huntington National Bank (The)
04/01/19	2.200%	1,500,000	1,494,996

ICICI Bank Ltd.(c)
04/30/22	6.375%	530,000	539,784

Industrial & Commercial Bank of China Ltd.(c)
12/31/49	6.000%	200,000	207,500

JPMorgan Chase & Co.
01/15/18	6.000%	1,400,000	1,530,294
04/23/19	6.300%	5,000,000	5,671,710
10/15/20	4.250%	2,000,000	2,132,548
01/24/22	4.500%	1,000,000	1,066,585
05/01/23	3.375%	1,000,000	960,582

JPMorgan Chase & Co.(c)
12/31/49	6.100%	7,355,000	7,318,225

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
JPMorgan Chase Bank NA
10/01/17	6.000%		2,605,000	2,811,483

JPMorgan Chase Bank NA(c)
06/13/16	0.616%		6,320,000	6,301,824

JPMorgan Chase Capital XXI(c)
02/02/37	1.250%		22,976,000	18,225,712

JPMorgan Chase Capital XXIII(c)
05/15/47	1.321%		8,000,000	6,170,000

KBC Groep NV(c)
12/31/49	5.625%	EUR	2,346,000	2,639,147

KeyCorp Capital I(c)
07/01/28	1.024%		3,750,000	3,159,375

Korea Exchange Bank
06/12/19	2.500%		200,000	199,778

Lloyds Bank PLC
05/14/18	1.750%		5,805,000	5,765,892

Lloyds Banking Group PLC
11/04/24	4.500%		1,725,000	1,743,471

Lloyds Banking Group PLC(b)(c)
12/31/49	6.657%		1,052,000	1,178,240

M&T Bank Corp.
07/25/19	2.250%		3,000,000	2,992,527
12/31/49	6.875%		3,039,000	3,069,390

M&T Bank Corp.(c)
01/30/17	0.672%		700,000	698,522

MUFG Union Bank NA
09/26/18	2.625%		1,925,000	1,947,472
05/06/19	2.250%		825,000	826,146

Macquarie Bank Ltd.(b)
04/07/21	6.625%		5,360,000	6,080,089

Mellon Capital IV(c)
06/29/49	4.000%		250,000	195,938

Morgan Stanley
03/22/17	4.750%		4,750,000	4,983,467
08/28/17	6.250%		1,600,000	1,739,771
10/23/24	3.700%		2,000,000	1,998,394
07/23/25	4.000%		700,000	714,438
07/24/42	6.375%		4,300,000	5,318,511

Morgan Stanley(c)
01/05/18	1.024%		2,000,000	1,999,988

Natixis SA(b)(c)
12/31/49	10.000%		2,238,000	2,590,485

PNC Bank NA
06/01/25	3.250%		1,450,000	1,420,214

PNC Financial Services Group, Inc. (The)(c)
12/31/49	4.850%		731,000	690,795

PNC Funding Corp.
09/19/16	2.700%		2,800,000	2,839,082

Rabobank Capital Funding Trust III(b)(c)
12/31/49	5.254%		3,335,000	3,372,519

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Bank of Scotland Group PLC
09/18/15	2.550%	7,000,000	7,005,040
10/21/19	6.400%	1,350,000	1,511,062
05/28/24	5.125%	131,000	132,225

Royal Bank of Scotland Group PLC(c)
12/31/49	7.500%	3,427,000	3,435,567
12/31/49	8.000%	7,519,000	7,678,779

Santander Holdings USA, Inc.
08/27/18	3.450%	3,849,000	3,960,964

State Street Capital Trust IV(c)
06/01/67	1.286%	1,321,000	1,126,152

State Street Corp.
03/15/18	4.956%	4,235,000	4,507,738

SunTrust Banks, Inc.
05/01/19	2.500%	1,770,000	1,780,174

Synovus Financial Corp.
02/15/19	7.875%	131,000	147,703

U.S. Bancorp
07/15/22	2.950%	1,988,000	1,951,987

UBS AG
07/15/16	5.875%	3,000,000	3,109,476
08/14/19	2.375%	3,500,000	3,500,770

Vesey Street Investment Trust 1(c)
09/01/16	4.404%	480,000	493,672

Wells Fargo & Co.(c)
12/31/49	5.900%	9,886,000	9,923,072

Wells Fargo Capital X
12/15/36	5.950%	965,000	969,825

Westpac Banking Corp.
11/19/19	4.875%	1,200,000	1,316,290

Total			347,045,167

BROKERAGE/ASSET MANAGERS/EXCHANGES 0.3%
Cantor Fitzgerald LP(b)
10/15/19	7.875%	1,600,000	1,787,323

E*TRADE Financial Corp.
11/15/22	5.375%	135,000	141,075
09/15/23	4.625%	111,000	111,000

Jefferies Group LLC
07/15/19	8.500%	2,800,000	3,328,562
01/20/23	5.125%	1,000,000	1,032,459
01/20/43	6.500%	600,000	564,205

NASDAQ OMX Group, Inc. (The)
01/15/20	5.550%	600,000	654,384

National Financial Partners Corp.(b)
07/15/21	9.000%	43,000	42,140

Raymond James Financial, Inc.
04/15/16	4.250%	3,345,000	3,410,334

Stifel Financial Corp.
07/18/24	4.250%	750,000	742,081

TD Ameritrade Holding Corp.
04/01/25	3.625%	2,500,000	2,516,975

Total			14,330,538

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BUILDING MATERIALS 0.2%
Allegion US Holding Co., Inc.
10/01/21	5.750%	342,000	350,550

American Builders & Contractors Supply Co., Inc.(b)
04/15/21	5.625%	621,000	632,644

CPG Merger Sub LLC(b)
10/01/21	8.000%	150,000	152,625

Cemex Finance LLC(b)
04/01/24	6.000%	500,000	475,000

Gibraltar Industries, Inc.
02/01/21	6.250%	56,000	56,560

HD Supply, Inc.
07/15/20	7.500%	686,000	732,305

HD Supply, Inc.(b)
12/15/21	5.250%	150,000	154,125

Masco Corp.
04/15/18	6.625%	600,000	655,500
03/15/22	5.950%	3,000,000	3,270,000
04/01/25	4.450%	143,000	142,984

Masonite International Corp.(b)
03/15/23	5.625%	100,000	100,500

NCI Building Systems, Inc.(b)
01/15/23	8.250%	300,000	311,250

Nortek, Inc.
04/15/21	8.500%	616,000	659,890

RSI Home Products, Inc.(b)
03/15/23	6.500%	432,000	441,720

USG Corp.(b)
11/01/21	5.875%	83,000	86,528
03/01/25	5.500%	150,000	151,312

Total			8,373,493

CABLE AND SATELLITE 0.7%
Altice Financing SA(b)
02/15/23	6.625%	120,000	119,400

CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	111,000	112,110
01/31/22	6.625%	107,000	112,618
09/30/22	5.250%	90,000	90,720
09/01/23	5.750%	1,000,000	1,019,800

CCO Holdings LLC/Capital Corp.(b)
05/01/23	5.125%	15,000	15,000
05/01/25	5.375%	344,000	334,110
05/01/27	5.875%	148,000	145,040

CCO Safari II LLC(b)
07/23/22	4.464%	5,210,000	5,185,398
07/23/25	4.908%	750,000	742,870
10/23/45	6.484%	680,000	691,727

COX Communications, Inc.(b)
12/15/22	3.250%	500,000	468,509

CSC Holdings LLC
02/15/18	7.875%	33,000	36,053
02/15/19	8.625%	44,000	49,500

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/21	6.750%	190,000	198,550
06/01/24	5.250%	120,000	111,360

Cable One, Inc.(b)
06/15/22	5.750%	66,000	66,660

Cequel Communications Holdings I LLC/Capital Corp.(b)
12/15/21	5.125%	98,000	89,793
12/15/21	5.125%	300,000	274,875

Comcast Corp.
01/15/17	6.500%	1,700,000	1,820,382
07/15/22	3.125%	3,780,000	3,801,720
02/15/25	3.375%	900,000	895,034

DIRECTV Holdings LLC/Financing Co., Inc.
03/15/22	3.800%	2,004,000	1,988,231
04/01/24	4.450%	450,000	454,804
03/01/41	6.375%	1,500,000	1,605,480
03/15/42	5.150%	500,000	471,960

DISH DBS Corp.
06/01/21	6.750%	506,000	507,973
07/15/22	5.875%	50,000	47,282
11/15/24	5.875%	785,000	715,331

DigitalGlobe, Inc.(b)
02/01/21	5.250%	18,000	17,280

Hughes Satellite Systems Corp.
06/15/19	6.500%	99,000	107,910
06/15/21	7.625%	42,000	45,938

Intelsat Jackson Holdings SA
04/01/19	7.250%	1,000,000	977,500
10/15/20	7.250%	288,000	276,840
04/01/21	7.500%	20,000	19,375
12/15/22	6.625%	650,000	568,750
08/01/23	5.500%	125,000	110,000

Intelsat Luxembourg SA
06/01/21	7.750%	150,000	112,388
06/01/23	8.125%	711,000	522,585

NBCUniversal Media LLC
04/30/20	5.150%	2,280,000	2,554,811
01/15/23	2.875%	720,000	701,716

Sirius XM Radio, Inc.(b)
10/01/20	5.875%	100,000	104,000
05/15/23	4.625%	475,000	452,438
07/15/24	6.000%	450,000	463,500
04/15/25	5.375%	200,000	197,500

Time Warner Cable, Inc.
02/01/20	5.000%	1,500,000	1,609,492
09/01/21	4.000%	1,500,000	1,508,794
09/01/41	5.500%	1,500,000	1,355,146

UPCB Finance IV Ltd.(b)
01/15/25	5.375%	215,000	208,550

Unitymedia GmbH(b)
01/15/25	6.125%	325,000	333,125

Unitymedia Hessen GmbH & Co. KG NRW(b)
01/15/23	5.500%	250,000	257,500
01/15/25	5.000%	302,000	295,205

Videotron Ltd.
07/15/22	5.000%	107,000	106,866

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Finance PLC(b)
04/15/23	6.375%	300,000	311,811
01/15/25	5.750%	615,000	617,691

Virgin Media Secured Finance PLC(b)
01/15/26	5.250%	353,000	342,410

Total			36,351,411

CHEMICALS 0.2%
Albemarle Corp.
12/01/24	4.150%	535,000	522,894
12/01/44	5.450%	545,000	543,048

Angus Chemical Co.(b)
02/15/23	8.750%	134,000	133,330

Ashland, Inc.
08/15/22	4.750%	300,000	297,750

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b)
05/01/21	7.375%	725,000	775,678

Axiall Corp.
05/15/23	4.875%	50,000	48,500

Celanese U.S. Holdings LLC
06/15/21	5.875%	218,000	228,355

Chemours Co. LLC (The)(b)
05/15/23	6.625%	196,000	170,520
05/15/25	7.000%	108,000	92,340

Compass Minerals International, Inc.(b)
07/15/24	4.875%	200,000	192,500

Dow Chemical Co. (The)
05/15/19	8.550%	500,000	603,944

Eco Services Operations LLC/Finance Corp.(b)
11/01/22	8.500%	368,000	351,440

Hexion, Inc.
02/01/18	8.875%	575,000	500,250

Huntsman International LLC
11/15/20	4.875%	265,000	259,700

Huntsman International LLC(b)
11/15/22	5.125%	283,000	268,850

INEOS Group Holdings SA(b)
08/15/18	6.125%	31,000	31,039
02/15/19	5.875%	115,000	113,994

Incitec Pivot Finance LLC(b)
12/10/19	6.000%	1,000,000	1,095,200

JM Huber Corp.(b)
11/01/19	9.875%	213,000	223,916

LyondellBasell Industries NV
02/26/55	4.625%	1,150,000	989,949

NOVA Chemicals Corp.(b)
08/01/23	5.250%	72,000	72,360
05/01/25	5.000%	311,000	311,000

PQ Corp.(b)
11/01/18	8.750%	587,000	612,314

Platform Specialty Products Corp.(b)
02/01/22	6.500%	755,000	731,089

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RPM International, Inc.
06/01/45	5.250%	1,000,000	967,328

Sociedad Quimica y Minera de Chile SA
04/21/20	5.500%	225,000	226,365

Valspar Corp. (The)
02/01/25	3.300%	380,000	369,394
02/01/45	4.400%	600,000	552,349

WR Grace & Co.(b)
10/01/21	5.125%	218,000	220,725
10/01/24	5.625%	192,000	198,000

Total			11,704,121

CONSTRUCTION MACHINERY 0.1%
ATS Automation Tooling Systems, Inc.(b)
06/15/23	6.500%	175,000	176,312

Caterpillar Financial Services Corp.
11/25/16	1.000%	1,500,000	1,500,393

John Deere Capital Corp.(c)
01/16/18	0.579%	2,665,000	2,657,242

Jurassic Holdings III, Inc.(b)
02/15/21	6.875%	250,000	175,625

United Rentals North America, Inc.
04/15/22	7.625%	103,000	110,983
06/15/23	6.125%	46,000	46,920
07/15/23	4.625%	175,000	172,156
07/15/25	5.500%	575,000	554,875

Total			5,394,506

CONSUMER CYCLICAL SERVICES 0.1%
ADT Corp. (The)
07/15/22	3.500%	133,000	119,075

APX Group, Inc.
12/01/19	6.375%	312,000	303,030
12/01/20	8.750%	136,000	119,680

Alibaba Group Holding Ltd.(b)
11/28/21	3.125%	200,000	193,295
11/28/24	3.600%	200,000	189,081

Expedia, Inc.
08/15/20	5.950%	1,380,000	1,510,414

Garda World Security Corp.(b)
11/15/21	7.250%	375,000	351,637
11/15/21	7.250%	125,000	116,875

Hearthside Group Holdings LLC/Finance Co.(b)
05/01/22	6.500%	550,000	517,000

IHS, Inc.
11/01/22	5.000%	311,000	314,499

Interval Acquisition Corp.(b)
04/15/23	5.625%	104,000	102,700

Monitronics International, Inc.
04/01/20	9.125%	138,000	129,030

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Color Corp.(b)
12/01/22	6.125%	400,000	407,500

Sabre GLBL, Inc.(b)
04/15/23	5.375%	225,000	220,500

Total			4,594,316

CONSUMER PRODUCTS 0.1%
FGI Operating Co. LLC/Finance, Inc.
05/01/20	7.875%	325,000	249,437

First Quality Finance Co., Inc.(b)
05/15/21	4.625%	375,000	352,500

Hasbro, Inc.
05/15/44	5.100%	1,375,000	1,336,301

Party City Holdings, Inc.
08/01/20	8.875%	200,000	213,250

Party City Holdings, Inc.(b)
08/15/23	6.125%	275,000	276,891

Prestige Brands, Inc.(b)
12/15/21	5.375%	550,000	545,875

Serta Simmons Bedding LLC(b)
10/01/20	8.125%	927,000	981,461

Spectrum Brands, Inc.
11/15/20	6.375%	92,000	97,640
11/15/22	6.625%	388,000	416,607

Spectrum Brands, Inc.(b)
12/15/24	6.125%	175,000	182,000
07/15/25	5.750%	284,000	292,520

Springs Industries, Inc.
06/01/21	6.250%	507,000	505,099

Tempur Sealy International, Inc.
12/15/20	6.875%	178,000	190,460

Total			5,640,041

DIVERSIFIED MANUFACTURING 0.2%
ABB Finance U.S.A., Inc.
05/08/22	2.875%	630,000	617,863

Alfa SAB de CV
03/25/44	6.875%	300,000	296,250

Amsted Industries, Inc.(b)
03/15/22	5.000%	95,000	95,000

EnerSys(b)
04/30/23	5.000%	200,000	192,750

Entegris, Inc.(b)
04/01/22	6.000%	649,000	657,112

Gardner Denver, Inc.(b)
08/15/21	6.875%	450,000	400,500

General Electric Co.
10/09/42	4.125%	1,894,000	1,810,545
03/11/44	4.500%	660,000	669,449

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hamilton Sundstrand Corp.(b)
12/15/20	7.750%	300,000	261,000

Hutchison Whampoa International 12 Ltd.(c)
12/31/49	6.000%	100,000	104,147

United Technologies Corp.
05/15/45	4.150%	2,097,000	2,017,274

Valmont Industries, Inc.
04/20/20	6.625%	356,000	406,077
10/01/54	5.250%	2,050,000	1,824,769

WESCO Distribution, Inc.
12/15/21	5.375%	450,000	437,625

Total			9,790,361

ELECTRIC 1.6%
AES Corp. (The)
07/01/21	7.375%	221,000	238,128

Alabama Power Co.
04/01/25	2.800%	1,275,000	1,213,104
01/15/42	4.100%	389,000	366,751
03/01/45	3.750%	1,165,000	1,018,107

American Electric Power Co., Inc.
12/15/22	2.950%	750,000	725,018

American Transmission Systems, Inc.(b)
01/15/22	5.250%	2,200,000	2,420,471

Berkshire Hathaway Energy Co.
02/01/25	3.500%	1,075,000	1,076,990

CMS Energy Corp.
02/15/18	5.050%	4,351,000	4,654,691

Calpine Corp.
01/15/25	5.750%	500,000	484,375

Calpine Corp.(b)
01/15/22	6.000%	214,000	228,980
01/15/24	5.875%	75,000	78,750

Consolidated Edison Co. of New York, Inc.
04/01/18	5.850%	3,000,000	3,311,952

Duke Energy Ohio, Inc.
09/01/23	3.800%	9,000	9,423

Duke Energy Progress LLC
03/30/44	4.375%	960,000	973,023

Duke Energy Progress, Inc.
08/15/45	4.200%	2,820,000	2,817,955

Duquesne Light Holdings, Inc.(b)
09/15/20	6.400%	5,000,000	5,727,585

Empresa Electrica Angamos SA(b)
05/25/29	4.875%	1,000,000	937,500

Entergy Mississippi, Inc.
07/01/23	3.100%	2,000,000	1,971,902

Exelon Corp.
06/15/25	3.950%	1,300,000	1,303,240

Exelon Generation Co. LLC
10/01/41	5.750%	2,000,000	2,029,166

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstEnergy Corp.
03/15/18	2.750%	530,000	531,754

FirstEnergy Transmission LLC(b)
07/15/44	5.450%	1,000,000	1,035,118

Georgia Power Co.
09/01/40	4.750%	761,000	738,106

Gulf Power Co.
10/01/44	4.550%	1,350,000	1,403,896

Inkia Energy Ltd.
04/04/21	8.375%	200,000	207,000

Ipalco Enterprises, Inc.
05/01/18	5.000%	3,130,000	3,317,800

Jersey Central Power & Light Co.(b)
04/01/24	4.700%	500,000	522,684

Kansas City Power & Light Co.
08/15/25	3.650%	665,000	667,654

MidAmerican Energy Co.
10/15/24	3.500%	1,540,000	1,564,726

NRG Energy, Inc.
07/15/22	6.250%	283,000	275,925
03/15/23	6.625%	375,000	368,438
05/01/24	6.250%	275,000	261,250

NRG Yield Operating LLC
08/15/24	5.375%	298,000	286,825

National Rural Utilities Cooperative Finance Corp.
11/01/18	10.375%	2,500,000	3,121,357

Nevada Power Co.
05/15/18	6.500%	2,486,000	2,780,688

NextEra Energy Capital Holdings, Inc.
06/15/23	3.625%	3,000,000	3,013,683

Niagara Mohawk Power Corp.(b)
10/01/24	3.508%	1,505,000	1,511,497

Oncor Electric Delivery Co. LLC
09/30/40	5.250%	4,000,000	4,359,468

Oncor Electric Delivery Co. LLC(b)
04/01/25	2.950%	2,495,000	2,373,291
04/01/45	3.750%	1,660,000	1,486,877

PPL Capital Funding, Inc.
06/01/18	1.900%	1,675,000	1,669,087
06/15/22	4.200%	1,508,000	1,580,652
06/01/23	3.400%	2,907,000	2,866,878
03/15/24	3.950%	1,200,000	1,220,777

PSEG Power LLC
11/15/18	2.450%	840,000	842,642

Pacific Gas & Electric Co.
06/15/23	3.250%	2,291,000	2,284,361
03/15/45	4.300%	845,000	820,429

Southern California Edison Co.
09/01/40	4.500%	887,000	908,109
02/01/45	3.600%	1,165,000	1,044,426

Talen Energy Supply LLC(b)
06/01/25	6.500%	144,000	133,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TerraForm Power Operating LLC(b)
02/01/23	5.875%	382,000	362,900
06/15/25	6.125%	122,000	114,985

Toledo Edison Co. (The)
05/15/37	6.150%	1,001,000	1,170,955

Tucson Electric Power Co.
03/15/23	3.850%	3,100,000	3,120,165

UIL Holdings Corp.
10/01/20	4.625%	300,000	320,127

Virginia Electric & Power Co.
06/30/19	5.000%	1,280,000	1,410,253

WEC Energy Group, Inc.
06/15/25	3.550%	1,100,000	1,104,170

Total			82,389,624

FINANCE COMPANIES 1.4%
AerCap Ireland Capital Ltd./Global Aviation Trust
05/15/21	4.500%	1,153,000	1,171,736
10/01/21	5.000%	2,000,000	2,067,500
07/01/22	4.625%	150,000	151,125

Aircastle Ltd.
03/15/21	5.125%	63,000	64,418
02/15/22	5.500%	69,000	71,415

CIT Group, Inc.
05/15/17	5.000%	2,000,000	2,057,500
08/15/17	4.250%	2,500,000	2,537,500
03/15/18	5.250%	400,000	415,500
05/15/20	5.375%	282,000	294,690
08/01/23	5.000%	325,000	329,062

CIT Group, Inc.(b)
02/15/19	5.500%	162,000	170,505

GE Capital Trust I(c)
11/15/67	6.375%	1,838,000	1,963,214

General Electric Capital Corp.
01/08/20	5.500%	5,000,000	5,637,095
10/17/21	4.650%	1,700,000	1,869,587
09/07/22	3.150%	1,175,000	1,181,501
01/09/23	3.100%	4,000,000	4,009,508
01/14/38	5.875%	4,175,000	5,068,830

General Electric Capital Corp.(c)
08/15/36	0.801%	5,380,000	4,887,402
12/31/49	5.250%	11,321,000	11,513,457
11/15/67	6.375%	10,587,000	11,301,622

HSBC Finance Capital Trust IX(c)
11/30/35	5.911%	2,365,000	2,373,869

HSBC Finance Corp.
01/15/21	6.676%	6,591,000	7,668,793

International Lease Finance Corp.
12/15/20	8.250%	321,000	380,385
04/15/21	4.625%	275,000	279,812
08/15/22	5.875%	625,000	674,219

Navient Corp.
01/15/19	5.500%	284,000	271,220
10/26/20	5.000%	6,000	5,340

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/25/22	7.250%	74,000	69,745
03/25/24	6.125%	86,000	73,100

OneMain Financial Holdings, Inc.(b)
12/15/19	6.750%	69,000	72,105
12/15/21	7.250%	142,000	146,970

Provident Funding Associates LP/Finance Corp.(b)
06/15/21	6.750%	287,000	272,650

Quicken Loans, Inc.(b)
05/01/25	5.750%	796,000	776,100

Springleaf Finance Corp.
12/15/17	6.900%	74,000	78,348
06/01/20	6.000%	188,000	190,820
10/01/21	7.750%	84,000	91,560
10/01/23	8.250%	62,000	69,440

iStar, Inc.
07/01/19	5.000%	109,000	105,730

Total			70,363,373

FOOD AND BEVERAGE 0.6%
Acosta, Inc.(b)
10/01/22	7.750%	750,000	735,937

Aramark Services, Inc.
03/15/20	5.750%	831,000	861,643

B&G Foods, Inc.
06/01/21	4.625%	186,000	181,118

Coca-Cola Femsa SAB de CV
11/26/18	2.375%	1,000,000	1,008,600
02/15/20	4.625%	1,500,000	1,624,875

ConAgra Foods, Inc.
08/15/39	6.625%	4,700,000	4,937,594

Constellation Brands, Inc.
11/15/19	3.875%	100,000	102,625
11/15/24	4.750%	232,000	237,220

Dean Foods Co.(b)
03/15/23	6.500%	300,000	303,000

Diamond Foods, Inc.(b)
03/15/19	7.000%	114,000	117,420

Grupo Bimbo SAB de CV(b)
01/25/22	4.500%	1,800,000	1,874,682
06/27/24	3.875%	450,000	441,176

Kerry Group Financial Services(b)
04/09/23	3.200%	3,000,000	2,891,595

Kraft Heinz Co. (The)(b)
07/15/25	3.950%	930,000	944,611
07/15/45	5.200%	1,715,000	1,802,520

Mondelez International, Inc.
02/01/24	4.000%	4,000,000	4,098,748

PepsiCo, Inc.
04/30/25	2.750%	1,300,000	1,236,137

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	550,000	550,550

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc.
02/15/22	7.375%	50,000	51,250

Post Holdings, Inc.(b)
12/15/22	6.000%	18,000	17,370
03/15/24	7.750%	334,000	344,855
07/15/25	8.000%	175,000	180,688

Smithfield Foods, Inc.(b)
08/01/21	5.875%	425,000	440,938

TreeHouse Foods, Inc.
03/15/22	4.875%	175,000	173,688

Tyson Foods, Inc.
06/15/22	4.500%	2,000,000	2,099,390
08/15/44	5.150%	200,000	205,099

U.S. Foods, Inc.
06/30/19	8.500%	775,000	807,937

WhiteWave Foods Co. (The)
10/01/22	5.375%	231,000	238,796

Total			28,510,062

FOREIGN AGENCIES —%
CNOOC Nexen Finance ULC
04/30/24	4.250%	100,000	101,556

Israel Electric Corp., Ltd.
01/15/19	7.250%	200,000	228,000

KazAgro National Management Holding JSC(b)
05/24/23	4.625%	400,000	336,000

Lamar Funding Ltd.(b)
05/07/25	3.958%	200,000	187,500

OCP SA(b)
04/25/24	5.625%	200,000	205,040

Petroleos Mexicanos
12/20/22	1.700%	768,750	741,559
01/23/46	5.625%	100,000	89,000

Vnesheconombank Via VEB Finance PLC
07/05/22	6.025%	200,000	175,400

YPF SA(b)
04/04/24	8.750%	50,000	48,000

Total			2,112,055

GAMING 0.1%
Boyd Gaming Corp.
05/15/23	6.875%	364,000	374,010

Chester Downs & Marina LLC/Finance Corp.(b)
02/01/20	9.250%	250,000	192,500

Churchill Downs, Inc.
12/15/21	5.375%	100,000	102,000

GLP Capital LP/Financing II, Inc.
11/01/20	4.875%	225,000	232,875
11/01/23	5.375%	286,000	296,725

International Game Technology PLC(b)
02/15/25	6.500%	296,000	280,460

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Resorts International
03/01/18	11.375%	151,000	177,425
03/31/20	5.250%	500,000	502,500
10/01/20	6.750%	454,000	483,510
12/15/21	6.625%	168,000	178,500
03/15/23	6.000%	154,000	156,310

Mohegan Tribal Gaming Authority
09/01/21	9.750%	300,000	312,000

Penn National Gaming, Inc.
11/01/21	5.875%	450,000	456,750

Pinnacle Entertainment, Inc.
08/01/21	6.375%	494,000	526,110
04/01/22	7.750%	175,000	193,375

Rivers Pittsburgh Borrower LP/Finance Corp.(b)
06/15/19	9.500%	229,000	238,733

Scientific Games International, Inc.
12/01/22	10.000%	282,000	258,735

Scientific Games International, Inc.(b)
01/01/22	7.000%	252,000	257,670

Seminole Hard Rock Entertainment Inc./International LLC(b)
05/15/21	5.875%	550,000	548,625

Seminole Tribe of Florida, Inc.(b)
10/01/20	6.535%	145,000	152,975

Station Casinos LLC
03/01/21	7.500%	400,000	423,160

Tunica-Biloxi Gaming Authority(b)(d)
11/15/15	9.000%	99,000	54,450

Total			6,399,398

HEALTH CARE 1.1%
Acadia Healthcare Co., Inc.
07/01/22	5.125%	31,000	31,155
02/15/23	5.625%	50,000	50,972

Agilent Technologies, Inc.
10/01/22	3.200%	1,000,000	968,687
07/15/23	3.875%	2,450,000	2,461,559

Air Medical Merger Sub Corp.(b)
05/15/23	6.375%	413,000	384,090

Alere, Inc.(b)
07/01/23	6.375%	106,000	108,650

Amsurg Corp.
07/15/22	5.625%	450,000	459,283

Barnabas Health, Inc.
07/01/28	4.000%	4,000,000	4,015,252

Becton Dickinson and Co.
05/15/24	3.875%	845,000	850,335
12/15/24	3.734%	1,762,000	1,756,917
12/15/44	4.685%	960,000	945,300

CHS/Community Health Systems, Inc.
08/15/18	5.125%	128,000	131,040
11/15/19	8.000%	203,000	212,135
08/01/21	5.125%	370,000	380,175
02/01/22	6.875%	772,000	820,489

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Catholic Health Initiatives
11/01/22	2.950%	2,500,000	2,442,940
08/01/23	4.200%	3,100,000	3,243,040

ConvaTec Finance International SA PIK(b)
01/15/19	8.250%	113,000	111,305

Crimson Merger Sub, Inc.(b)
05/15/22	6.625%	850,000	759,687

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	687,000	730,968
07/15/24	5.125%	2,328,000	2,317,815
05/01/25	5.000%	150,000	147,000

Emdeon, Inc.
12/31/19	11.000%	363,000	390,225

Emdeon, Inc.(b)
02/15/21	6.000%	215,000	211,775

Envision Healthcare Corp.(b)
07/01/22	5.125%	450,000	457,312

ExamWorks Group, Inc.
04/15/23	5.625%	93,000	95,209

Fresenius Medical Care U.S. Finance II, Inc.(b)
09/15/18	6.500%	115,000	127,075
07/31/19	5.625%	587,000	633,960
01/31/22	5.875%	162,000	174,960
10/15/24	4.750%	49,000	49,059

HCA, Inc.
02/15/20	6.500%	2,198,000	2,428,790
02/15/22	7.500%	478,000	548,357
03/15/22	5.875%	1,000,000	1,087,500
05/01/23	5.875%	53,000	56,048
03/15/24	5.000%	250,000	255,938
02/01/25	5.375%	1,411,000	1,432,165
04/15/25	5.250%	484,000	502,150

HealthSouth Corp.(b)
11/01/24	5.750%	53,000	53,737

Hill-Rom Holdings, Inc.(b)(e)
09/01/23	5.750%	100,000	101,750

Hologic, Inc.(b)
07/15/22	5.250%	278,000	283,213

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	350,000	362,737

IMS Health, Inc.(b)
11/01/20	6.000%	126,000	129,465

Kinetic Concepts, Inc./KCI U.S.A., Inc.
11/01/18	10.500%	64,000	67,040

LifePoint Health, Inc.
12/01/21	5.500%	427,000	444,881

MPH Acquisition Holdings LLC(b)
04/01/22	6.625%	801,000	821,025

Memorial Sloan-Kettering Cancer Center
07/01/52	4.125%	4,630,000	4,299,770

NYU Hospitals Center
07/01/42	4.428%	4,000,000	3,892,440

North Shore-Long Island Jewish Health Care, Inc.
11/01/42	4.800%	6,365,000	6,131,112

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sterigenics-Nordion Holdings LLC(b)
05/15/23	6.500%	514,000	524,270

Stryker Corp.
04/01/18	1.300%	800,000	793,631

Surgical Care Affiliates, Inc.(b)
04/01/23	6.000%	440,000	444,400

Sutter Health
08/15/53	2.286%	2,300,000	2,279,875

Teleflex, Inc.
06/15/24	5.250%	250,000	250,625

Tenet Healthcare Corp.
06/01/20	4.750%	4,000	4,080
10/01/20	6.000%	77,000	82,390
04/01/21	4.500%	931,000	935,655
10/01/21	4.375%	25,000	25,000
04/01/22	8.125%	992,000	1,098,640
06/15/23	6.750%	273,000	281,190

Thermo Fisher Scientific, Inc.
02/15/22	3.300%	470,000	458,517

Truven Health Analytics, Inc.
06/01/20	10.625%	325,000	340,031

Universal Health Services, Inc.(b)
08/01/22	4.750%	169,000	174,070

VWR Funding, Inc.
09/15/17	7.250%	575,000	591,962

Zimmer Biomet Holdings, Inc.
04/01/25	3.550%	985,000	944,594

Total			57,595,417

HEALTHCARE INSURANCE 0.1%
Centene Corp.
05/15/22	4.750%	137,000	138,797

UnitedHealth Group, Inc.
11/15/17	6.000%	2,383,000	2,607,386
07/15/25	3.750%	1,295,000	1,327,178
07/15/45	4.750%	460,000	483,179

Total			4,556,540

HEALTHCARE REIT 0.7%
Alexandria Real Estate Equities, Inc.
04/01/22	4.600%	1,198,000	1,243,310
06/15/23	3.900%	9,300,000	9,227,079

HCP, Inc.
01/30/17	6.000%	3,000,000	3,173,223
02/01/21	5.375%	144,000	157,949
11/15/23	4.250%	3,746,000	3,740,272

Health Care REIT, Inc.
03/15/16	3.625%	603,000	610,433
06/01/16	6.200%	1,000,000	1,034,619
04/01/19	4.125%	2,000,000	2,108,266
04/15/20	6.125%	4,000,000	4,563,560
03/15/23	3.750%	2,145,000	2,119,444

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Trust of America Holdings LP
07/15/21	3.375%	3,455,000	3,427,059
04/15/23	3.700%	800,000	779,582

Ventas Realty LP/Capital Corp.
04/01/20	2.700%	3,000,000	2,970,897

Total			35,155,693

HOME CONSTRUCTION —%
China Overseas Finance (Cayman) V Ltd.
11/15/22	3.950%	400,000	387,761

China Overseas Finance Cayman III Ltd.
10/29/43	6.375%	200,000	204,849

D.R. Horton, Inc.
02/15/20	4.000%	87,000	87,435
09/15/22	4.375%	60,000	59,550

Meritage Homes Corp.
03/01/18	4.500%	86,000	87,075
04/01/22	7.000%	194,000	207,095
06/01/25	6.000%	30,000	30,244

Standard Pacific Corp.
12/15/21	6.250%	174,000	184,875
11/15/24	5.875%	46,000	47,150

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/23	5.875%	121,000	121,908
03/01/24	5.625%	56,000	54,600

Total			1,472,542

INDEPENDENT ENERGY 0.7%
Afren PLC(b)(d)(f)
12/09/20	6.625%	200,000	6,000

Anadarko Petroleum Corp.
07/15/24	3.450%	2,100,000	2,016,876

Antero Resources Corp.
12/01/20	6.000%	275,000	262,625
11/01/21	5.375%	75,000	69,000
12/01/22	5.125%	416,000	376,567

Antero Resources Corp.(b)
06/01/23	5.625%	305,000	277,550

Apache Corp.
01/15/23	2.625%	1,500,000	1,371,241

Approach Resources, Inc.
06/15/21	7.000%	350,000	234,500

BreitBurn Energy Partners LP/Finance Corp.
04/15/22	7.875%	100,000	42,500

California Resources Corp.
09/15/21	5.500%	50,000	38,769
11/15/24	6.000%	375,000	278,062

Canadian Natural Resources Ltd.
11/15/21	3.450%	1,779,000	1,720,827
04/15/24	3.800%	310,000	291,363
02/01/25	3.900%	1,850,000	1,710,360
03/15/38	6.250%	438,000	437,397

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc.
09/15/20	7.500%	375,000	354,375
04/15/23	6.250%	420,000	378,000

Chaparral Energy, Inc.
10/01/20	9.875%	75,000	38,625
11/15/22	7.625%	75,000	32,625

Chesapeake Energy Corp.
02/15/21	6.125%	270,000	209,083
03/15/23	5.750%	630,000	469,671

Cimarex Energy Co.
06/01/24	4.375%	1,627,000	1,565,223

Concho Resources, Inc.
04/01/23	5.500%	444,000	438,632

Conoco Funding Co.
10/15/31	7.250%	2,000,000	2,598,100

CrownRock LP/Finance, Inc.(b)
02/15/23	7.750%	310,000	306,900

Diamondback Energy, Inc.
10/01/21	7.625%	146,000	153,300

EOG Resources, Inc.
03/15/23	2.625%	1,195,000	1,132,331

EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	300,000	288,750
09/01/22	7.750%	287,000	264,040
06/15/23	6.375%	257,000	218,450

Energy XXI Gulf Coast, Inc.
12/15/21	7.500%	100,000	18,750
03/15/24	6.875%	100,000	19,750

Gulfport Energy Corp.
11/01/20	7.750%	225,000	218,812

Gulfport Energy Corp.(b)
05/01/23	6.625%	150,000	139,500

Halcon Resources Corp.(b)
02/01/20	8.625%	150,000	131,625

Hess Corp.
02/15/41	5.600%	2,000,000	1,916,400

Laredo Petroleum, Inc.
01/15/22	5.625%	225,000	202,500
05/01/22	7.375%	419,000	408,525
03/15/23	6.250%	251,000	229,665

Legacy Reserves LP/Finance Corp.
12/01/21	6.625%	375,000	262,500

Linn Energy LLC/Finance Corp.
11/01/19	6.250%	300,000	117,000
02/01/21	7.750%	125,000	49,063
09/15/21	6.500%	75,000	28,688

Marathon Oil Corp.
06/01/25	3.850%	1,400,000	1,279,496

Newfield Exploration Co.
07/01/24	5.625%	1,700,000	1,654,100

Noble Energy, Inc.
11/15/24	3.900%	2,210,000	2,087,831

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northern Oil and Gas, Inc.
06/01/20	8.000%	100,000	76,000
06/01/20	8.000%	375,000	285,000

Oasis Petroleum, Inc.
11/01/21	6.500%	553,000	445,165
01/15/23	6.875%	336,000	265,440

PDC Energy, Inc.
10/15/22	7.750%	75,000	75,000

Parsley Energy LLC/Finance Corp.(b)
02/15/22	7.500%	388,000	380,240

RSP Permian, Inc.(b)
10/01/22	6.625%	321,000	314,580
10/01/22	6.625%	50,000	49,000

Range Resources Corp.(b)
05/15/25	4.875%	519,000	467,100

Ras Laffan Liquefied Natural Gas Co., Ltd. II(b)
09/30/20	5.298%	939,228	1,003,800

Rice Energy, Inc.
05/01/22	6.250%	275,000	244,750

Rice Energy, Inc.(b)
05/01/23	7.250%	50,000	46,500

SM Energy Co.
11/15/22	6.125%	146,000	140,160
01/01/23	6.500%	50,000	48,075
01/15/24	5.000%	50,000	42,750
06/01/25	5.625%	219,000	194,363

SandRidge Energy, Inc.
03/15/21	7.500%	50,000	14,938
10/15/22	8.125%	375,000	107,813

W&T Offshore, Inc.
06/15/19	8.500%	275,000	129,250

Whiting Petroleum Corp.
03/15/21	5.750%	198,000	177,210
04/01/23	6.250%	676,000	594,880

Woodside Finance Ltd.(b)
03/05/25	3.650%	3,077,000	2,840,471

Total			34,288,432

INTEGRATED ENERGY 0.4%
BG Energy Capital PLC(c)
11/30/72	6.500%	632,000	672,171

BP Capital Markets PLC
03/11/21	4.742%	3,500,000	3,832,591
11/01/21	3.561%	2,000,000	2,059,280
03/17/22	3.062%	2,115,000	2,099,837
05/10/23	2.750%	2,670,000	2,536,695
02/10/24	3.814%	630,000	633,733

Cenovus Energy, Inc.
11/15/39	6.750%	1,332,000	1,381,913

Chevron Corp.
06/24/23	3.191%	700,000	700,955

Husky Energy, Inc.
04/15/22	3.950%	3,000,000	2,873,112

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lone Pine Resources Canada Ltd.(f)(g)(h)
02/15/17	10.375%	25,000	—

Pacific Exploration and Production Corp.
01/19/25	5.625%	200,000	102,000

Petro-Canada
05/15/38	6.800%	800,000	976,491

Shell International Finance BV
05/11/25	3.250%	915,000	895,920
05/11/45	4.375%	2,080,000	2,063,797

Total			20,828,495

LEISURE 0.1%
AMC Entertainment, Inc.
06/15/25	5.750%	122,000	121,390

Activision Blizzard, Inc.(b)
09/15/21	5.625%	295,000	310,119
09/15/23	6.125%	274,000	294,550

Carnival Corp.
10/15/20	3.950%	3,295,000	3,431,677

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	452,000	459,910
06/01/24	5.375%	44,000	44,660

Cinemark USA, Inc.
12/15/22	5.125%	375,000	375,000

LTF Merger Sub, Inc.(b)
06/15/23	8.500%	119,000	116,025

Regal Entertainment Group
03/15/22	5.750%	150,000	150,937
02/01/25	5.750%	125,000	121,250

Six Flags Entertainment Corp.(b)
01/15/21	5.250%	400,000	406,000

Total			5,831,518

LIFE INSURANCE 1.4%
AXA SA
12/15/30	8.600%	1,000,000	1,340,000

Aflac, Inc.
06/15/23	3.625%	5,000,000	5,035,815

American International Group, Inc.
08/15/20	3.375%	1,000,000	1,033,625
02/15/24	4.125%	3,325,000	3,441,295

Five Corners Funding Trust(b)
11/15/23	4.419%	1,815,000	1,876,585

Guardian Life Insurance Co. of America (The)(b)
06/19/64	4.875%	1,530,000	1,451,461

ING Capital Funding Trust III(c)
12/31/49	3.882%	1,080,000	1,065,150

Lincoln National Corp.
06/24/21	4.850%	2,000,000	2,174,078
06/15/40	7.000%	2,610,000	3,341,322

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Mutual Life Insurance Co.(b)
06/01/39	8.875%	5,500,000	8,242,421
04/15/65	4.500%	955,000	861,348

MetLife Capital Trust X(b)
04/08/38	9.250%	4,941,000	6,843,285

MetLife, Inc.
08/15/18	6.817%	3,000,000	3,426,801
08/01/39	10.750%	2,852,000	4,514,716

Metropolitan Life Global Funding I(b)
04/11/22	3.875%	4,000,000	4,165,308

Northwestern Mutual Life Insurance Co. (The)(b)
03/30/40	6.063%	2,800,000	3,329,724

Peachtree Corners Funding Trust(b)
02/15/25	3.976%	1,865,000	1,847,021

Pricoa Global Funding I(b)
05/16/19	2.200%	4,850,000	4,862,755

Principal Financial Group, Inc.
09/15/22	3.300%	1,510,000	1,504,665
05/15/23	3.125%	667,000	651,732

Prudential Financial, Inc.
09/17/15	4.750%	3,000,000	3,005,078
12/01/17	6.000%	217,000	236,208
05/15/44	4.600%	750,000	732,739

Prudential Financial, Inc.(c)
09/15/42	5.875%	2,025,000	2,136,375

TIAA Asset Management Finance Co. LLC(b)
11/01/24	4.125%	1,050,000	1,061,362

Teachers Insurance & Annuity Association of America(b)
09/15/44	4.900%	1,025,000	1,045,865

Total			69,226,734

LODGING 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	97,000	104,275

ESH Hospitality, Inc.(b)
05/01/25	5.250%	150,000	145,500

Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	439,000	457,657

Host Hotels & Resorts LP
06/15/25	4.000%	1,050,000	1,020,899

Hyatt Hotels Corp.
07/15/23	3.375%	1,350,000	1,311,834

Playa Resorts Holding BV(b)
08/15/20	8.000%	137,000	138,713

RHP Hotel Properties LP/Finance Corp.(b)
04/15/23	5.000%	143,000	141,570

Total			3,320,448

MEDIA AND ENTERTAINMENT 1.0%
21st Century Fox America, Inc.
08/15/20	5.650%	1,760,000	1,988,374

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/15/33	6.550%	1,000,000	1,198,817
01/09/38	6.750%	220,000	270,579

AMC Networks, Inc.
12/15/22	4.750%	575,000	566,720

CBS Corp.
08/15/44	4.900%	1,100,000	972,871

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	1,019,000	1,052,627

Cumulus Media Holdings, Inc.
05/01/19	7.750%	150,000	124,500

Entercom Radio LLC
12/01/19	10.500%	275,000	291,156

Expo Event Transco, Inc.(b)
06/15/21	9.000%	375,000	377,813

Gray Television, Inc.
10/01/20	7.500%	400,000	413,620

Grupo Televisa SAB
05/13/45	5.000%	2,100,000	1,947,792

IAC/InterActiveCorp
12/15/22	4.750%	425,000	395,250

Interpublic Group of Companies, Inc. (The)
11/15/17	2.250%	1,500,000	1,502,452
03/15/22	4.000%	1,605,000	1,616,919
02/15/23	3.750%	2,000,000	1,945,176

Lamar Media Corp.
05/01/23	5.000%	375,000	372,188
01/15/24	5.375%	125,000	127,500

MDC Partners, Inc.(b)
04/01/20	6.750%	274,000	271,603

McGraw Hill Financial, Inc.(b)
06/15/25	4.000%	690,000	667,942
02/15/26	4.400%	1,320,000	1,312,760

Media General Financing Sub, Inc.(b)
11/15/22	5.875%	300,000	298,500

Netflix, Inc.(b)
02/15/22	5.500%	191,000	195,775
02/15/25	5.875%	321,000	333,439

Nexstar Broadcasting, Inc.(b)
02/15/22	6.125%	275,000	277,063

Nielsen Finance Co. SARL (The)(b)
10/01/21	5.500%	194,000	196,910

Nielsen Finance LLC/Co.
10/01/20	4.500%	425,000	431,906

Nielsen Finance LLC/Co.(b)
04/15/22	5.000%	425,000	419,156

Omnicom Group, Inc.
05/01/22	3.625%	3,000,000	2,971,059

Outfront Media Capital LLC/Corp.
02/15/22	5.250%	125,000	125,938
02/15/24	5.625%	100,000	102,375
03/15/25	5.875%	499,000	507,732

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Outfront Media Capital LLC/Corp.(b)
02/15/24	5.625%	18,000	18,540

Pearson Funding Five PLC(b)
05/08/23	3.250%	480,000	459,432

Pearson Funding Two PLC(b)
05/17/16	4.000%	1,200,000	1,223,462

Radio One, Inc.(b)
02/15/20	9.250%	275,000	248,188
04/15/22	7.375%	250,000	240,625

Scripps Networks Interactive, Inc.
06/15/22	3.500%	2,915,000	2,859,988
06/15/25	3.950%	177,000	172,557

Sinclair Television Group, Inc.
10/01/22	6.125%	75,000	75,375

Sinclair Television Group, Inc.(b)
08/01/24	5.625%	525,000	499,406

Sky PLC(b)
11/26/22	3.125%	488,000	465,822
09/16/24	3.750%	5,733,000	5,515,324

Southern Graphics, Inc.(b)
10/15/20	8.375%	500,000	501,250

TEGNA, Inc.
10/15/23	6.375%	450,000	471,375

TEGNA, Inc.(b)
09/15/24	5.500%	75,000	74,250

Thomson Reuters Corp.
09/29/24	3.850%	2,049,000	2,016,493

Time Warner, Inc.
03/29/41	6.250%	2,280,000	2,575,545

Time, Inc.(b)
04/15/22	5.750%	300,000	286,500

Townsquare Media, Inc.(b)
04/01/23	6.500%	275,000	265,375

Tribune Media Co.(b)
07/15/22	5.875%	400,000	403,000

Univision Communications, Inc.(b)
09/15/22	6.750%	130,000	137,475
05/15/23	5.125%	368,000	362,480
02/15/25	5.125%	242,000	234,740

Viacom, Inc.
04/01/17	3.500%	1,500,000	1,530,582
04/01/19	2.200%	455,000	442,412
09/01/23	4.250%	2,410,000	2,293,238

WPP Finance 2010
09/07/42	5.125%	2,500,000	2,423,147

Walt Disney Co. (The)
05/30/19	1.850%	1,500,000	1,499,643

iHeartCommunications, Inc.
03/01/21	9.000%	490,000	434,262
03/15/23	10.625%	183,000	164,243

Total			51,171,241

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
METALS 0.7%
ABJA Investment Co. Pte Ltd.
07/31/24	5.950%	200,000	187,040

Alcoa, Inc.
04/15/21	5.400%	2,250,000	2,317,500

Allegheny Technologies, Inc.
06/01/19	9.375%	1,470,000	1,576,575

Anglo American Capital PLC(b)
04/03/17	2.625%	2,000,000	1,965,926

AngloGold Ashanti Holdings PLC
07/30/20	8.500%	2,230,000	2,352,650
04/15/40	6.500%	1,010,000	794,112

ArcelorMittal
08/05/20	6.000%	5,000,000	4,975,000
03/01/21	6.250%	180,000	177,525
02/25/22	7.000%	137,000	137,000
06/01/25	6.125%	200,000	184,500
10/15/39	7.750%	171,000	158,603
03/01/41	7.500%	1,050,000	963,375

Barrick Gold Corp.
05/01/23	4.100%	2,630,000	2,325,643

Carpenter Technology Corp.
03/01/23	4.450%	2,000,000	1,956,306

China Hongqiao Group Ltd.
06/26/17	7.625%	300,000	296,880

FMG Resources August 2006 Proprietary Ltd.(b)
03/01/22	9.750%	95,000	86,806

GTL Trade Finance, Inc.
10/20/17	7.250%	200,000	208,600

Gerdau Trade, Inc.(b)
01/30/21	5.750%	1,500,000	1,401,000

Hyundai Steel Co.(b)
04/21/16	4.625%	1,000,000	1,017,918

Newcrest Finance Pty Ltd.(b)
10/01/22	4.200%	1,000,000	886,741

Newmont Mining Corp.
10/01/19	5.125%	300,000	317,550

Reliance Steel & Aluminum Co.
04/15/23	4.500%	1,500,000	1,477,488

Rio Tinto Finance USA Ltd.
07/15/18	6.500%	1,580,000	1,758,189

Samarco Mineracao SA(b)
11/01/22	4.125%	200,000	172,000

Southern Copper Corp.
04/23/25	3.875%	700,000	667,429

Steel Dynamics, Inc.
10/01/21	5.125%	75,000	73,538
08/15/22	6.375%	50,000	51,625
10/01/24	5.500%	275,000	267,094

Teck Resources Ltd.
02/01/18	2.500%	2,859,000	2,444,445

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vale Overseas Ltd.
01/11/22	4.375%	1,093,000	1,013,539

Wise Metals Intermediate Holdings LLC/Finance Corp.(b)
06/15/19	9.750%	175,000	161,000

Worthington Industries, Inc.
04/15/20	6.500%	1,240,000	1,403,772
04/15/26	4.550%	1,840,000	1,811,452

Total			35,588,821

MIDSTREAM 1.8%
Blue Racer Midstream LLC/Finance Corp.(b)
11/15/22	6.125%	472,000	462,560

Boardwalk Pipeline Partners LP
02/01/23	3.375%	2,000,000	1,738,488

Columbia Pipeline Group, Inc.(b)
06/01/25	4.500%	4,210,000	4,017,405
06/01/45	5.800%	1,120,000	1,075,520

Crestwood Midstream Partners LP/Finance Corp.
12/15/20	6.000%	144,000	136,080
03/01/22	6.125%	54,000	49,140

Crestwood Midstream Partners LP/Finance Corp.(b)
04/01/23	6.250%	497,000	449,785

Energy Transfer Equity LP
01/15/24	5.875%	1,114,000	1,075,010
06/01/27	5.500%	946,000	879,780

Energy Transfer Partners LP
06/15/18	2.500%	2,056,000	2,041,853
02/01/23	3.600%	1,000,000	902,708
02/01/24	4.900%	4,950,000	4,838,872
01/15/26	4.750%	1,000,000	948,699
10/01/43	5.950%	3,500,000	3,264,793

Enterprise Products Operating LLC
02/15/25	3.750%	1,055,000	1,008,919

Ferrellgas Partners LP/Finance Corp.
05/01/21	6.500%	275,000	264,000
01/15/22	6.750%	150,000	144,750

Ferrellgas Partners LP/Finance Corp(b)
06/15/23	6.750%	200,000	192,000

Florida Gas Transmission Co. LLC(b)
07/15/22	3.875%	2,250,000	2,250,565

Hiland Partners LP/Finance Corp.(b)
05/15/22	5.500%	350,000	356,125

Holly Energy Partners LP/Finance Corp.
03/01/20	6.500%	325,000	308,809

Kinder Morgan Energy Partners LP
03/01/21	3.500%	1,675,000	1,597,027
10/01/21	5.000%	2,723,000	2,785,855
09/01/22	3.950%	7,750,000	7,226,441

Kinder Morgan, Inc.
06/01/18	7.250%	390,000	430,819

Kinder Morgan, Inc.(b)
11/15/23	5.625%	866,000	872,702

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MarkWest Energy Partners LP/Finance Corp.
02/15/23	5.500%	164,000	160,720
07/15/23	4.500%	378,000	349,650
12/01/24	4.875%	477,000	442,417
06/01/25	4.875%	200,000	185,000

NiSource Finance Corp.
02/15/23	3.850%	1,175,000	1,217,464
12/15/40	6.250%	1,866,000	2,277,485

Plains All American Pipeline LP/Finance Corp.
10/15/25	4.650%	2,160,000	2,173,746

Regency Energy Partners LP/Finance Corp.
10/01/22	5.000%	125,000	122,452
11/01/23	4.500%	350,000	324,772

Regency Energy Partners LP/Regency Energy Finance Corp.
07/15/21	6.500%	59,000	60,918

Rockies Express Pipeline LLC(b)
01/15/19	6.000%	1,000,000	1,000,000
04/15/20	5.625%	2,800,000	2,702,000

Rose Rock Midstream LP/Finance Corp.
07/15/22	5.625%	350,000	318,500

Rose Rock Midstream LP/Finance Corp.(b)
11/15/23	5.625%	299,000	267,605

Ruby Pipeline LLC(b)
04/01/22	6.000%	3,000,000	3,230,994

Sabine Pass LNG LP

11/30/16	7.500%	4,000,000	4,120,000

Sabine Pass Liquefaction LLC
02/01/21	5.625%	825,000	812,625

Sabine Pass Liquefaction LLC(b)
03/01/25	5.625%	540,000	522,112

Southeast Supply Header LLC(b)
06/15/24	4.250%	450,000	435,531

Southern Natural Gas Co. LLC
02/15/31	7.350%	2,910,000	3,226,797
03/01/32	8.000%	1,102,000	1,296,223

Spectra Energy Capital LLC
02/15/32	6.750%	1,740,000	1,880,315

Suburban Propane Partners LP/Energy Finance Corp.
08/01/21	7.375%	386,000	403,370
03/01/25	5.750%	225,000	215,438

Summit Midstream Holdings LLC/Finance Corp.
08/15/22	5.500%	375,000	331,875

Targa Pipeline Partners LP/Finance Corp.
08/01/23	5.875%	100,000	97,500

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	181,000	170,140
11/15/23	4.250%	353,000	308,875

Targa Resources Partners LP/Finance Corp.(b)
01/15/18	5.000%	320,000	316,800
11/15/19	4.125%	71,000	66,918

Tennessee Gas Pipeline Co. LLC
06/15/32	8.375%	3,465,000	4,008,409
04/01/37	7.625%	550,000	605,348

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tesoro Logistics LP/Finance Corp.
10/01/20	5.875%	198,000	198,495
10/15/21	6.125%	300,000	300,750

Tesoro Logistics LP/Finance Corp.(b)
10/15/19	5.500%	27,000	27,270
10/15/22	6.250%	281,000	281,000

Texas Eastern Transmission LP(b)
10/15/22	2.800%	3,350,000	3,101,065

Williams Companies, Inc. (The)
01/15/23	3.700%	3,614,000	3,133,923
06/24/24	4.550%	1,679,000	1,487,628

Williams Partners LP/ACMP Finance Corp.
07/15/22	6.125%	325,000	331,294
05/15/23	4.875%	6,339,000	5,971,211
03/15/24	4.875%	75,000	69,933

Williams Partners LP
11/15/20	4.125%	1,000,000	1,016,980
01/15/25	3.900%	800,000	711,532
09/15/45	5.100%	1,055,000	863,168

Total			90,464,953

NATURAL GAS 0.2%
Atmos Energy Corp.
10/15/44	4.125%	2,045,000	1,958,202

National Fuel Gas Co.
03/01/23	3.750%	1,730,000	1,615,498

Sempra Energy
02/15/19	9.800%	1,000,000	1,240,103
10/01/22	2.875%	5,540,000	5,308,688
06/15/24	3.550%	1,500,000	1,480,778

Total			11,603,269

OFFICE REIT 0.4%
Boston Properties LP
11/15/20	5.625%	4,590,000	5,197,578
02/01/23	3.850%	2,500,000	2,540,688
02/01/24	3.800%	1,355,000	1,364,397

Highwoods Realty LP
03/15/17	5.850%	3,069,000	3,247,070

Kilroy Realty LP
11/03/15	5.000%	1,510,000	1,519,359

SL Green Realty Corp.
08/15/18	5.000%	6,935,000	7,398,008

Total			21,267,100

OIL FIELD SERVICES 0.4%
FTS International, Inc.
05/01/22	6.250%	200,000	75,000

Nabors Industries, Inc.
09/15/21	4.625%	3,250,000	3,111,128

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Holding International Ltd.
03/15/17	2.500%	5,448,000	5,172,996
03/16/18	4.000%	3,019,000	2,981,462
08/01/20	4.900%	700,000	643,124
03/01/21	4.625%	2,068,000	1,790,956
03/15/22	3.950%	837,000	680,073
04/01/25	5.950%	1,825,000	1,610,938
04/01/45	6.950%	1,190,000	965,423

Schlumberger Investment SA
12/01/23	3.650%	1,016,000	1,036,490

Weatherford International Ltd.
03/15/18	6.000%	1,000,000	1,010,384
03/01/39	9.875%	940,000	1,015,820

Western Refining Logistics LP/Finance Corp.
02/15/23	7.500%	200,000	202,000

Total			20,295,794

OTHER FINANCIAL INSTITUTIONS —%
Icahn Enterprises LP/Finance Corp.
08/01/20	6.000%	144,000	149,018

PT Perusahaan Gas Negara Persero Tbk(b)
05/16/24	5.125%	1,050,000	1,017,240

Total			1,166,258

OTHER INDUSTRY 0.6%
Anixter, Inc.
05/01/19	5.625%	375,000	392,813

Anixter, Inc.(b)
03/01/23	5.500%	75,000	75,000

Belden, Inc.(b)
09/01/22	5.500%	275,000	270,875
07/15/24	5.250%	250,000	236,875

Board of Trustees of the Leland Stanford Junior University (The)
05/01/47	3.460%	4,660,000	4,355,599

CB Richard Ellis Services, Inc.
03/15/25	5.250%	73,000	74,885

CBRE Services, Inc.
03/15/23	5.000%	175,000	176,667

Cleaver-Brooks, Inc.(b)
12/15/19	8.750%	300,000	288,375

DH Services Luxembourg SARL(b)
12/15/20	7.750%	425,000	433,500

Hillman Group, Inc. (The)(b)
07/15/22	6.375%	350,000	328,125

Hutchison Whampoa International 11 Ltd.(b)
01/13/17	3.500%	1,000,000	1,025,155
01/13/22	4.625%	1,500,000	1,602,446

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Institute of Technology
07/01/14	4.678%	2,990,000	3,113,702

Milacron LLC/Finance Corp(b)
02/15/21	7.750%	175,000	179,375

Northwestern University
12/01/38	3.688%	3,770,000	3,628,591

President and Fellows of Harvard College
10/15/40	4.875%	1,620,000	1,891,015

President and Fellows of Harvard College(b)
01/15/39	6.500%	3,180,000	4,383,754

Unifrax I LLC/Holding Co.(b)
02/15/19	7.500%	375,000	375,938

University of Notre Dame du Lac
02/15/45	3.438%	7,835,000	7,294,314

Total			30,127,004

OTHER REIT 0.2%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	157,000	160,532

Duke Realty LP
06/15/22	4.375%	1,855,000	1,920,409

Liberty Property LP
06/15/23	3.375%	2,500,000	2,408,405

MAF Global Securities Ltd.(c)
12/31/49	7.125%	200,000	212,700

ProLogis LP
03/15/20	6.875%	902,000	1,042,460
02/01/21	3.350%	1,000,000	1,000,622
08/15/23	4.250%	1,600,000	1,643,138

Trust F/1401
12/15/24	5.250%	200,000	208,500

WP Carey, Inc.
04/01/24	4.600%	1,725,000	1,741,900

Total			10,338,666

PACKAGING 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
01/31/21	6.750%	344,000	350,880
06/30/21	6.000%	100,000	99,230

Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc.(b)
11/15/20	7.000%	52,941	53,471

Ardagh Packaging Finance PLC(b)
10/15/20	9.125%	500,000	525,000

BWAY Holding Co.(b)
08/15/21	9.125%	550,000	556,875

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ball Corp.
11/15/23	4.000%	475,000	447,688
07/01/25	5.250%	250,000	248,750

Berry Plastics Corp.
05/15/22	5.500%	785,000	759,487
07/15/23	5.125%	200,000	187,000

Beverage Packaging Holdings (Luxembourg) II SA(b)
12/15/16	5.625%	34,000	33,830
06/15/17	6.000%	4,000	3,980

Crown Americas LLC/Capital Corp. IV
01/15/23	4.500%	475,000	464,906

Mustang Merger Corp.(b)
08/15/21	8.500%	325,000	339,625

Owens-Brockway Glass Container, Inc.(b)
01/15/22	5.000%	50,000	49,250
08/15/23	5.875%	100,000	101,750
01/15/25	5.375%	350,000	338,625
08/15/25	6.375%	100,000	102,250

Plastipak Holdings, Inc.(b)
10/01/21	6.500%	170,000	166,600

Reynolds Group Issuer, Inc./LLC
10/15/20	5.750%	1,115,000	1,149,844
02/15/21	8.250%	763,000	784,936

Sealed Air Corp.(b)
12/01/22	4.875%	325,000	325,000
04/01/23	5.250%	50,000	51,125
12/01/24	5.125%	275,000	278,264
09/15/25	5.500%	175,000	180,688

Signode Industrial Group Luxembourg SA/US, Inc.(b)
05/01/22	6.375%	765,000	738,225

Sonoco Products Co.
11/01/40	5.750%	1,000,000	1,103,111

Total			9,440,390

PAPER 0.1%
Clearwater Paper Corp.
02/01/23	4.500%	150,000	142,500

Clearwater Paper Corp.(b)
02/01/25	5.375%	325,000	317,688

Graphic Packaging International, Inc.
04/15/21	4.750%	275,000	279,125

Packaging Corp. of America
11/01/23	4.500%	1,070,000	1,112,880

Plum Creek Timberlands LP
03/15/23	3.250%	1,630,000	1,568,891

Weyerhaeuser Co.
10/01/19	7.375%	1,000,000	1,173,224
03/15/32	7.375%	1,630,000	2,045,834

Total			6,640,142

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	29

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PHARMACEUTICALS 0.8%
AMAG Pharmaceuticals, Inc.(b)
09/01/23	7.875%	273,000	279,484

AbbVie, Inc.
11/06/15	1.200%	4,000,000	4,002,864
05/14/20	2.500%	1,200,000	1,186,396
05/14/25	3.600%	400,000	393,789

Actavis Funding SCS
03/15/22	3.450%	3,836,000	3,747,975

Actavis Funding SCS(c)
09/01/16	1.199%	920,000	919,574

Amgen, Inc.
05/01/45	4.400%	2,975,000	2,773,711

Bayer US Finance LLC(b)
10/08/19	2.375%	1,310,000	1,316,078
10/08/24	3.375%	520,000	516,470

Celgene Corp.
08/15/25	3.875%	690,000	685,741
08/15/45	5.000%	3,495,000	3,526,787

Concordia Healthcare Corp.(b)
04/15/23	7.000%	77,000	79,510

Endo Finance LLC/Finco, Inc.(b)
02/01/25	6.000%	636,000	653,490

Endo Finance LLC/Ltd./Finco, Inc.(b)
07/15/23	6.000%	456,000	474,240

Forest Laboratories LLC(b)
02/01/19	4.375%	575,000	600,848
02/15/21	4.875%	1,635,000	1,747,089

Gilead Sciences, Inc.
04/01/21	4.500%	1,500,000	1,619,481
02/01/25	3.500%	1,310,000	1,305,788

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	566,000	575,198

Hospira, Inc.
08/12/20	5.200%	1,350,000	1,508,552

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b)
08/01/23	6.375%	994,000	985,054

Johnson & Johnson
12/05/33	4.375%	2,995,000	3,199,765

Mallinckrodt International Finance SA/CB LLC(b)
04/15/20	4.875%	50,000	50,500
04/15/25	5.500%	147,000	145,898

Mallinckrodt International Finance SA
04/15/23	4.750%	250,000	237,031

Novartis Capital Corp.
09/21/22	2.400%	1,045,000	1,016,423

Quintiles Transnational Corp.(b)
05/15/23	4.875%	242,000	246,840

Valeant Pharmaceuticals International, Inc.(b)
10/15/20	6.375%	1,428,000	1,485,120
07/15/21	7.500%	590,000	633,513
12/01/21	5.625%	244,000	248,270
07/15/22	7.250%	2,500,000	2,631,250

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/23	5.500%	181,000	183,489
05/15/23	5.875%	725,000	739,500
04/15/25	6.125%	914,000	941,420

Total			40,657,138

PROPERTY & CASUALTY 0.8%
ACE INA Holdings, Inc.
05/15/24	3.350%	910,000	893,071

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	3,850,000	3,729,992

CNA Financial Corp.
11/15/19	7.350%	3,435,000	4,051,699
08/15/21	5.750%	925,000	1,043,326

Chubb Corp. (The)(c)
03/29/67	6.375%	3,190,000	3,150,125

Farmers Exchange Capital II(b)(c)
11/01/53	6.151%	3,950,000	4,214,583

Farmers Exchange Capital(b)
07/15/28	7.050%	1,000,000	1,218,749
07/15/48	7.200%	1,615,000	2,033,529

HUB International Ltd.(b)
10/01/21	7.875%	1,047,000	1,044,383

Hartford Financial Services Group, Inc. (The)
04/15/22	5.125%	3,600,000	4,007,365

Hub Holdings LLC/Finance, Inc. PIK(b)
07/15/19	8.125%	254,000	248,920

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	4,365,000	4,658,297
06/15/23	4.250%	275,000	279,691
03/15/35	6.500%	1,085,000	1,247,434
05/01/42	6.500%	705,000	825,971
08/01/44	4.850%	1,000,000	953,092

Nationwide Mutual Insurance Co.(b)
08/15/39	9.375%	1,700,000	2,531,535

Nationwide Mutual Insurance Co.(b)(c)
12/15/24	2.576%	1,725,000	1,724,916

Transatlantic Holdings, Inc.
11/30/39	8.000%	1,803,000	2,394,151

Total			40,250,829

RAILROADS 0.3%
BNSF Funding Trust I(c)
12/15/55	6.613%	2,220,000	2,508,600

Burlington Northern Santa Fe LLC
09/15/21	3.450%	295,000	302,705
09/01/22	3.050%	475,000	467,631
03/15/43	4.450%	2,500,000	2,375,875
09/01/45	4.700%	3,470,000	3,462,498

Canadian Pacific Railway Co.
03/15/23	4.450%	1,070,000	1,134,770
08/01/45	4.800%	1,660,000	1,668,519

Canadian Pacific Railway Ltd.
01/15/22	4.500%	600,000	638,166

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Florida East Coast Holdings Corp.(b)
05/01/19	6.750%	109,000	109,818

Kansas City Southern de Mexico SA de CV
05/15/23	3.000%	1,000,000	956,645

Norfolk Southern Corp.
04/01/22	3.000%	2,000,000	1,978,696

Union Pacific Corp.
02/15/19	2.250%	765,000	774,663
02/01/55	3.875%	430,000	374,228

Total			16,752,814

REFINING 0.1%
CVR Refining LLC/Coffeyville Finance, Inc.
11/01/22	6.500%	225,000	220,455

Marathon Petroleum Corp.
03/01/21	5.125%	1,000,000	1,088,620
09/15/24	3.625%	500,000	482,197

Phillips 66
11/15/44	4.875%	1,550,000	1,481,398

Puma International Financing SA(b)
02/01/21	6.750%	200,000	200,980

Reliance Holdings USA, Inc.
10/19/20	4.500%	560,000	591,642

Tesoro Corp.
04/01/24	5.125%	225,000	220,500

Tupras Turkiye Petrol Rafinerileri AS
05/02/18	4.125%	200,000	199,400

Valero Energy Corp.
03/15/19	9.375%	2,000,000	2,438,268

Total			6,923,460

RESTAURANTS 0.1%
BC ULC/New Red Finance, Inc.(b)
01/15/22	4.625%	406,000	408,030
04/01/22	6.000%	850,000	875,500

NPC International, Inc./Operating Co., Inc.
01/15/20	10.500%	275,000	288,062

Yum! Brands, Inc.
11/01/43	5.350%	1,440,000	1,369,740

Total			2,941,332

RETAIL REIT 0.2%
ARC Properties Operating Partnership LP/Clark Acquisition LLC
02/06/17	2.000%	5,320,000	5,193,650

Equity One, Inc.
11/15/22	3.750%	1,400,000	1,395,779

Kimco Realty Corp.
03/15/16	5.783%	1,392,000	1,425,001

Tanger Properties LP
12/01/23	3.875%	865,000	859,580

Total			8,874,010

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETAILERS 0.6%
Advance Auto Parts, Inc.
12/01/23	4.500%	1,000,000	1,035,404

Asbury Automotive Group, Inc.
12/15/24	6.000%	79,000	82,160

AutoZone, Inc.
01/13/17	1.300%	775,000	774,398

Bed Bath & Beyond, Inc.
08/01/44	5.165%	2,200,000	2,114,939

CVS Health Corp.
06/01/17	5.750%	283,000	303,532
12/05/23	4.000%	515,000	537,051
07/20/25	3.875%	990,000	1,013,441
07/20/45	5.125%	2,130,000	2,276,408

CVS Pass-Through Trust(b)
01/10/36	4.704%	135,943	141,142
08/11/36	4.163%	2,368,799	2,368,787

Caleres, Inc.(b)
08/15/23	6.250%	45,000	45,506

Dollar Tree, Inc.(b)
03/01/23	5.750%	383,000	401,193

Group 1 Automotive, Inc.
06/01/22	5.000%	152,000	150,860

InRetail Consumer(b)
10/10/21	5.250%	200,000	205,840

Jo-Ann Stores Holdings, Inc. PIK(b)
10/15/19	9.750%	200,000	168,000

Jo-Ann Stores LLC(b)
03/15/19	8.125%	75,000	69,844

L Brands, Inc.
06/15/19	8.500%	180,000	211,950
02/15/22	5.625%	250,000	267,813

Macy’s Retail Holdings, Inc.
07/15/27	6.790%	6,445,000	7,777,562

Michaels Stores, Inc.(b)
12/15/20	5.875%	525,000	549,937

Neiman Marcus Group Ltd. LLC(b)
10/15/21	8.000%	25,000	26,375
PIK
10/15/21	8.750%	300,000	321,000

PVH Corp.
12/15/22	4.500%	200,000	199,500

Penske Automotive Group, Inc.
12/01/24	5.375%	175,000	175,438

PetCo Animal Supplies, Inc.(b)
12/01/18	9.250%	150,000	155,250

PetCo Holdings, Inc.(b)
10/15/17	8.500%	425,000	432,437

PetSmart, Inc.(b)
03/15/23	7.125%	784,000	821,240

Rite Aid Corp.
02/15/27	7.700%	55,000	64,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	31

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rite Aid Corp.(b)
04/01/23	6.125%	650,000	667,062

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	540,000	560,250

Tiffany & Co.
10/01/24	3.800%	625,000	614,491

Vista Outdoor, Inc.(b)
10/01/23	5.875%	250,000	254,375

Wal-Mart Stores, Inc.
04/11/23	2.550%	1,455,000	1,400,739
04/22/24	3.300%	2,100,000	2,120,324

Total			28,308,598

SUPERMARKETS 0.1%
Kroger Co. (The)
12/15/18	6.800%	3,060,000	3,497,213

TECHNOLOGY 0.9%
Adobe Systems, Inc.
02/01/25	3.250%	1,120,000	1,075,871

Advanced Micro Devices, Inc.
08/15/22	7.500%	100,000	64,500
07/01/24	7.000%	300,000	193,500

Alliance Data Systems Corp.(b)
12/01/17	5.250%	178,000	183,785
04/01/20	6.375%	41,000	42,333
08/01/22	5.375%	386,000	381,175

Ancestry.com, Inc.
12/15/20	11.000%	123,000	136,684

Apple, Inc.
02/09/22	2.150%	2,000,000	1,927,134
05/06/44	4.450%	550,000	543,066

Audatex North America, Inc.(b)
06/15/21	6.000%	708,000	691,334
11/01/23	6.125%	329,000	326,085

Autodesk, Inc.
06/15/25	4.375%	360,000	360,679

BMC Software Finance, Inc.(b)
07/15/21	8.125%	400,000	327,000

Blackboard, Inc.(b)
11/15/19	7.750%	225,000	201,375

Blue Coat Systems, Inc.(b)
06/01/23	8.375%	375,000	375,750

Boxer Parent Co, Inc. PIK(b)
10/15/19	9.000%	350,000	259,000

CDW LLC/Finance Corp.
08/15/22	6.000%	300,000	314,625
09/01/23	5.000%	175,000	172,813
12/01/24	5.500%	300,000	297,000

CommScope Holdings Co., Inc. PIK(b)
06/01/20	6.625%	400,000	415,500

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Technologies Finance LLC(b)
06/15/25	6.000%	175,000	170,188

CommScope, Inc.(b)
06/15/24	5.500%	250,000	242,812

CompuCom Systems, Inc.(b)(f)
05/01/21	7.000%	275,000	185,625

Equinix, Inc.
04/01/20	4.875%	234,000	239,265
01/01/22	5.375%	125,000	126,250

Fidelity National Information Services, Inc.
04/15/23	3.500%	2,500,000	2,319,132

First Data Corp.
01/15/21	11.250%	37,000	40,885
06/15/21	10.625%	110,000	121,688

First Data Corp.(b)
08/15/20	8.875%	27,000	28,218
11/01/20	6.750%	134,000	141,035
01/15/21	8.250%	189,000	198,923
01/15/22	8.750%	1,350,000	1,420,875
08/15/23	5.375%	499,000	505,237

Fiserv, Inc.
06/01/25	3.850%	2,250,000	2,223,000

Flextronics International Ltd.(b)
06/15/25	4.750%	385,000	372,453

Freescale Semiconductor, Inc.(b)
01/15/22	6.000%	175,000	182,875

Goodman Networks, Inc.
07/01/18	12.125%	63,000	23,940

Igloo Holdings Corp. PIK(b)
12/15/17	8.250%	325,000	327,437

Infor Software Parent LLC, Inc. PIK(b)
05/01/21	7.125%	625,000	567,187

Infor US, Inc.(b)
08/15/20	5.750%	158,000	158,395
05/15/22	6.500%	700,000	656,250

Ingram Micro, Inc.
08/10/22	5.000%	1,030,000	1,061,321
12/15/24	4.950%	695,000	709,936

Intel Corp.
07/29/25	3.700%	1,200,000	1,213,684
07/29/45	4.900%	780,000	803,020

Interactive Data Corp.(b)
04/15/19	5.875%	525,000	531,562

International Business Machines Corp.
01/05/16	2.000%	1,500,000	1,507,905

Iron Mountain, Inc.
08/15/24	5.750%	250,000	250,937

Italics Merger Sub, Inc.(b)
07/15/23	7.125%	425,000	411,098

Keysight Technologies, Inc.(b)
10/30/24	4.550%	2,560,000	2,470,513

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MSCI, Inc.(b)
11/15/24	5.250%	216,000	219,780
08/15/25	5.750%	375,000	382,500

Micron Technology, Inc.(b)
08/01/23	5.250%	225,000	209,813
01/15/24	5.250%	125,000	115,938

Molex Electronic Technologies LLC(b)
04/15/25	3.900%	960,000	922,886

NCR Corp.
02/15/21	4.625%	600,000	582,000
07/15/22	5.000%	50,000	48,625
12/15/23	6.375%	93,000	95,441

NXP BV/Funding LLC(b)
06/15/22	4.625%	118,000	116,820
03/15/23	5.750%	200,000	207,000

Nuance Communications, Inc.(b)
08/15/20	5.375%	425,000	428,187

Open Text Corp.(b)
01/15/23	5.625%	175,000	175,000

Oracle Corp.
10/08/19	2.250%	3,000,000	3,014,280
05/15/22	2.500%	2,467,000	2,400,929
05/15/45	4.125%	243,000	229,436
05/15/55	4.375%	995,000	930,032

Plantronics, Inc.(b)
05/31/23	5.500%	86,000	86,430

Qualitytech LP/Finance Corp.
08/01/22	5.875%	120,000	121,200

Riverbed Technology, Inc.(b)
03/01/23	8.875%	190,000	172,900

SS&C Technologies Holdings, Inc.(b)
07/15/23	5.875%	225,000	232,020

Sensata Technologies BV(b)
11/01/24	5.625%	175,000	179,375
10/01/25	5.000%	150,000	145,500

SunGard Data Systems, Inc.
11/01/19	6.625%	600,000	622,500

Syniverse Holdings, Inc.
01/15/19	9.125%	400,000	347,000

Telefonaktiebolaget LM Ericsson
05/15/22	4.125%	3,270,000	3,388,966

Tencent Holdings Ltd.(b)
02/11/25	3.800%	200,000	193,174

VeriSign, Inc.
05/01/23	4.625%	573,000	558,675
04/01/25	5.250%	174,000	175,305

Verisk Analytics, Inc.
09/12/22	4.125%	3,000,000	3,031,827

Zebra Technologies Corp.(b)
10/15/22	7.250%	640,000	684,800

Total			47,519,194

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TOBACCO 0.3%
Altria Group, Inc.
01/31/24	4.000%	4,240,000	4,310,778

BAT International Finance PLC(b)
06/15/25	3.950%	1,485,000	1,516,341

Imperial Tobacco Finance PLC(b)
07/20/18	2.050%	2,569,000	2,557,293

Reynolds American, Inc.
06/12/25	4.450%	1,325,000	1,361,565
08/15/45	5.850%	1,450,000	1,561,379

Reynolds American, Inc.(b)
08/04/41	7.000%	1,170,000	1,341,119

Total			12,648,475

TRANSPORTATION SERVICES 0.2%
ERAC U.S.A. Finance LLC(b)
10/01/20	5.250%	2,500,000	2,788,567
11/15/24	3.850%	2,500,000	2,513,792
02/15/45	4.500%	1,512,000	1,387,293

Hertz Corp. (The)
04/15/19	6.750%	175,000	178,938
10/15/20	5.875%	125,000	126,295
10/15/22	6.250%	225,000	228,938

Penske Truck Leasing Co. LP/Finance Corp.(b)
02/01/22	3.375%	1,200,000	1,169,850

Ryder System, Inc.
06/01/17	3.500%	1,000,000	1,031,801
11/15/18	2.450%	660,000	662,941
06/01/19	2.550%	1,500,000	1,497,531

Topaz Marine SA(b)
11/01/18	8.625%	200,000	187,500

Total			11,773,446

WIRELESS 0.4%
Altice Luxembourg SA(b)
05/15/22	7.750%	502,000	489,450
02/15/25	7.625%	400,000	380,000

Altice US Finance I Corp.(b)
07/15/23	5.375%	400,000	396,000

Altice US Finance II Corp.(b)
07/15/25	7.750%	429,000	418,275

American Tower Corp.
01/15/18	4.500%	1,000,000	1,049,368
02/15/24	5.000%	665,000	694,261

Crown Castle International Corp.
04/15/22	4.875%	390,000	400,237

Digicel Group Ltd.(b)
09/30/20	8.250%	600,000	555,000

Numericable-SFR(b)
05/15/19	4.875%	60,000	60,375
05/15/22	6.000%	664,000	664,000
05/15/24	6.250%	200,000	199,938

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	33

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Telecommunications, Inc.
07/15/20	5.750%	339,000	353,831

Sprint Capital Corp.
11/15/28	6.875%	625,000	537,500

Sprint Communications, Inc.
08/15/20	7.000%	138,000	136,275
11/15/21	11.500%	83,000	94,828
04/15/22	9.250%	3,650,000	3,796,000
11/15/22	6.000%	694,000	624,600

Sprint Communications, Inc.(b)
11/15/18	9.000%	2,479,000	2,760,986
03/01/20	7.000%	57,000	60,545

Sprint Corp.
09/15/21	7.250%	100,000	97,250
09/15/23	7.875%	400,000	384,500
06/15/24	7.125%	510,000	471,592

T-Mobile USA, Inc.
04/28/21	6.633%	339,000	354,255
01/15/22	6.125%	139,000	143,344
04/28/22	6.731%	328,000	344,400
03/01/23	6.000%	122,000	124,378
04/01/23	6.625%	721,000	752,003
04/28/23	6.836%	50,000	52,375
01/15/24	6.500%	300,000	308,250
03/01/25	6.375%	218,000	222,796

Wind Acquisition Finance SA(b)
04/30/20	6.500%	136,000	143,140
07/15/20	4.750%	185,000	186,388
04/23/21	7.375%	179,000	183,028

Total			17,439,168

WIRELINES 0.9%
AT&T, Inc.
06/30/22	3.000%	1,541,000	1,479,785
12/15/42	4.300%	1,140,000	971,239
06/15/44	4.800%	4,500,000	4,136,202
05/15/46	4.750%	2,215,000	2,019,008

Bharti Airtel International Netherlands BV(b)
05/20/24	5.350%	100,000	106,804

CenturyLink, Inc.
06/15/21	6.450%	4,590,000	4,583,574
03/15/22	5.800%	124,000	117,645
12/01/23	6.750%	137,000	133,233

CenturyLink, Inc.(b)
04/01/25	5.625%	71,000	63,403

Colombia Telecomunicaciones SA ESP(b)(c)
12/31/49	8.500%	200,000	200,750

Frontier Communications Corp.
07/01/21	9.250%	43,000	44,183
04/15/22	8.750%	259,000	255,115
01/15/23	7.125%	88,000	79,464
04/15/24	7.625%	68,000	60,690
01/15/25	6.875%	99,000	83,779

Level 3 Communications, Inc.
12/01/22	5.750%	315,000	314,213

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.
06/01/20	7.000%	224,000	235,760
07/15/20	8.625%	150,000	158,925
01/15/21	6.125%	66,000	69,135
08/15/22	5.375%	146,000	146,517

Level 3 Financing, Inc.(b)
05/01/25	5.375%	625,000	604,687

Ooredoo International Finance Ltd.(b)
10/19/25	5.000%	200,000	216,056

Qwest Corp.
09/15/25	7.250%	3,978,000	4,378,107

Telecom Italia SpA(b)
05/30/24	5.303%	90,000	91,406

Telefonica Emisiones SAU
04/27/18	3.192%	870,000	891,392
04/27/23	4.570%	1,250,000	1,310,741

Telemar Norte Leste SA
10/23/20	5.500%	100,000	79,720

Verizon Communications, Inc.
03/15/21	3.450%	487,000	497,702
11/01/21	3.000%	3,459,000	3,409,429
09/15/23	5.150%	7,978,000	8,746,353
03/15/24	4.150%	750,000	766,354
11/01/24	3.500%	268,000	261,884
03/15/34	5.050%	1,952,000	1,942,792
11/01/41	4.750%	2,000,000	1,842,188
09/15/43	6.550%	3,665,000	4,341,156
08/21/46	4.862%	3,000,000	2,827,170

Windstream Services LLC
10/15/20	7.750%	32,000	28,480

Zayo Group LLC/Capital, Inc.(b)
04/01/23	6.000%	407,000	406,471
05/15/25	6.375%	59,000	58,410

Total			47,959,922

Total Corporate Bonds & Notes
(Cost: $1,566,983,251)			1,556,223,298

Residential Mortgage-Backed Securities — Agency 23.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K151 Class A3
04/25/30	3.511%	4,290,000	4,384,966

Federal Home Loan Mortgage Corp.
03/01/17 - 08/01/22	8.500%	13,887	15,448
06/01/19 - 07/01/41	4.500%	6,722,238	7,257,590
02/01/20 - 07/01/42	4.000%	27,177,949	29,170,189
04/01/21	9.000%	915	927
01/01/22 - 09/01/39	5.500%	3,764,282	4,207,481
07/01/23 - 05/01/41	5.000%	3,165,330	3,453,836
08/01/24 - 02/01/25	8.000%	44,279	51,893
10/01/28 - 07/01/32	7.000%	503,427	590,882
10/01/31 - 09/01/37	6.000%	1,880,515	2,145,785
11/01/36 - 10/01/37	6.500%	715,043	821,107
05/01/43 - 06/01/45	3.500%	67,514,248	70,176,551

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 276 Class 30
09/15/42	3.000%	10,171,607	10,228,168
CMO STRIPS Series 277 Class 30
09/15/42	3.000%	11,184,271	11,068,414
CMO Series 4037 Class CA
04/15/27	3.000%	5,475,491	5,384,373

Federal Home Loan Mortgage Corp.(c) CMO Series 3085 Class FV
08/15/35	0.898%	2,824,538	2,871,106

Federal Home Loan Mortgage Corp.(c)(i) CMO IO Series 3404 Class AS
01/15/38	5.697%	7,427,327	1,236,374

Federal Home Loan Mortgage Corp.(e)
09/17/30	2.500%	4,000,000	4,060,312
09/14/45	3.500%	7,000,000	7,246,437

Federal Home Loan Mortgage Corp.(i) CMO IO Series 329 Class C5
06/15/43	3.500%	10,525,726	2,247,239
CMO IO Series 4120 Class IA
10/15/42	3.500%	4,290,469	738,547
CMO IO Series 4176 Class BI
03/15/43	3.500%	1,822,959	319,529

Federal National Mortgage Association
04/01/23	8.500%	8,657	9,163
06/01/24	9.000%	12,041	13,141
02/01/25 - 08/01/27	8.000%	68,858	80,034
10/01/25 - 07/01/45	3.500%	114,142,275	119,158,404
03/01/26 - 07/01/38	7.000%	1,490,862	1,791,253
11/01/26 - 12/01/43	3.000%	56,010,810	57,103,232
04/01/27 - 06/01/32	7.500%	135,818	159,002
09/01/27 - 01/01/30	2.500%	12,082,143	12,343,029
05/01/29 - 10/01/40	6.000%	6,491,370	7,398,640
05/01/32 - 10/01/38	6.500%	553,660	638,317
09/01/32 - 06/01/45	4.000%	117,352,105	125,865,242
03/01/33 - 04/01/41	5.500%	4,076,627	4,619,450
07/01/34 - 10/01/41	5.000%	14,573,211	16,108,392
10/01/40 - 10/01/44	4.500%	22,191,993	24,114,705
CMO Series 2009-111 Class DA
12/25/39	5.000%	866,936	929,694
CMO Series 2013-121 Class KD
08/25/41	3.500%	2,127,707	2,231,516

Federal National Mortgage Association(c)
01/01/44	3.013%	2,673,592	2,760,908
CMO Series 2003-134 Class FC
12/25/32	0.799%	4,056,096	4,111,802
CMO Series 2007-W7 Class 1A4
07/25/37	37.984%	350,012	553,215
CMO Series 2012-1 Class FA
02/25/42	0.699%	4,819,237	4,870,933
CMO Series 2012-110 Class CF
10/25/42	0.699%	14,120,002	14,192,649
Series 2014-M8 Class FA
05/25/18	0.450%	6,253,534	6,250,558

Federal National Mortgage Association(e)
09/17/30	2.500%	16,105,000	16,353,921
09/17/30 - 09/14/45	3.000%	68,165,000	69,513,810
09/17/30 - 09/14/45	3.500%	72,715,000	75,491,129

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/14/44 - 09/14/45	4.000%	106,624,562	113,346,193
10/14/44 - 09/14/45	4.500%	47,750,000	51,722,828
09/14/45	5.000%	8,000,000	8,824,218

Federal National Mortgage Association(i) CMO IO Series 2012-148 Class BI
01/25/43	3.500%	7,417,711	1,259,724

Federal National Mortgage Association(k) CMO PO STRIPS Series 43 Class 1
09/25/18	0.000%	696	687

Government National Mortgage Association
03/15/38 - 09/20/41	4.500%	9,876,358	10,767,317
03/15/40 - 05/15/40	5.000%	2,074,265	2,303,481
09/15/41 - 07/20/45	3.500%	41,605,546	43,461,226
11/20/41 - 12/20/44	4.000%	9,370,430	9,993,933
05/15/42 - 08/20/45	3.000%	22,461,452	22,831,832
CMO Series 2013-53 Class AD
12/20/26	1.500%	8,958,863	8,770,290

Government National Mortgage Association(c) CMO Series 2013-H19 Class FC
08/20/63	0.788%	5,734,678	5,765,771

Government National Mortgage Association(e)
09/18/44 - 09/21/45	4.000%	36,005,000	38,251,408
09/18/44 - 09/21/45	4.500%	5,000,000	5,405,717
07/20/45 - 09/21/45	3.000%	32,038,941	32,539,005
09/21/45	3.500%	110,755,000	115,454,465

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,199,051,685)			1,205,037,388

Residential Mortgage-Backed Securities — Non-Agency 4.1%
ASG Resecuritization Trust(b)(c) CMO Series 2009-2 Class G70
05/24/36	4.822%	1,925,000	1,947,983
CMO Series 2009-2 Class G75
05/24/36	4.822%	1,925,000	1,945,666

BCAP LLC Trust(b)(c)
08/26/36	0.311%	918,228	904,172
09/26/36	3.500%	1,807,340	1,822,258
CMO Series 2012-RR10 Class 9A1
10/26/35	2.733%	431,477	436,466
CMO Series 2013-RR5 Class 1A1
10/26/36	3.500%	1,541,340	1,557,982
CMO Series 2015-RR2 Class 23A1
03/28/37	0.396%	7,388,494	7,187,889

BCAP LLC Trust(c) CMO Series 2007-AA1 Class 1A2
02/25/47	0.359%	2,269,350	2,100,614

BCAP LLC Series 2013-RR2 Class 7A1(b)(c)
07/26/36	3.000%	981,569	984,642

Banc of America Funding Trust CMO Series 2006-3 Class 4A14
03/25/36	6.000%	2,607,694	2,628,626

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	35

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-3 Class 5A3
03/25/36	5.500%	2,327,129	2,179,712

Banc of America Funding Trust(b)(c) CMO Series 2012-R5 Class A
10/03/39	0.449%	1,146,176	1,137,838

Banc of America Funding Trust(c) CMO Series 2006-D Class 3A1
05/20/36	2.848%	3,323,027	2,948,575

Bayview Opportunity Master Fund Trust Series 2014-16RP Class A(b)(c)
11/28/29	3.844%	1,674,659	1,673,373

Citicorp Mortgage Securities Trust CMO Series 2007-8 Class 1A3
09/25/37	6.000%	1,724,423	1,795,064

Citigroup Mortgage Loan Trust, Inc.(b) CMO Series 2012-A Class A
06/25/51	2.500%	1,099,793	1,081,650

Citigroup Mortgage Loan Trust, Inc.(b)(c) CMO Series 2012-7 Class 12A1
03/25/36	2.631%	641,439	641,876
CMO Series 2012-9 Class 1A1
02/20/36	4.809%	1,044,934	1,036,320
CMO Series 2013-2 Class 1A1
11/25/37	2.639%	1,132,285	1,135,427
CMO Series 2014-12 Class 3A1
10/25/35	2.592%	4,316,451	4,381,125

Citigroup Mortgage Loan Trust, Inc.(c) CMO Series 2005-8 Class 1A1A
10/25/35	2.528%	4,079,657	3,543,814
CMO Series 2015-A Class A4
06/25/58	4.250%	2,355,893	2,450,303

Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2007-HY5 Class 1A1(c)
09/25/47	2.842%	1,688,054	1,486,429

Credit Suisse Mortgage Capital Certificates(b)(c) CMO Series 2009-14R Class 4A9
10/26/35	2.733%	3,776,000	3,825,244
CMO Series 2011-12R Class 3A1
07/27/36	2.367%	6,070,813	6,000,853
CMO Series 2011-16R Class 7A3
12/27/36	3.500%	288,556	290,190
CMO Series 2011-17R Class 3A1
10/27/35	2.346%	509,420	507,599
CMO Series 2013-IVR3 Class A2
05/25/43	3.000%	2,626,210	2,582,846
CMO Series 2014-RPL4 Class A1
08/25/62	3.625%	3,298,476	3,264,631
CMO Series 2015-WIN1 Class A6
12/25/44	3.500%	2,518,272	2,555,300

Credit Suisse Securities (USA) LLC(b)(c)
02/25/54	3.074%	2,717,553	2,684,243

Downey Savings & Loan Association Mortgage Loan Trust(c) CMO Series 2005-AR6 Class 2A1A
10/19/45	0.495%	3,305,640	2,803,070
CMO Series 2006-AR2 Class 2A1A
10/19/36	0.405%	3,901,550	3,156,998

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Horizon Mortgage Pass-Through Trust CMO Series 2007-AR1 Class 1A1(c)
05/25/37	2.701%	1,044,755	831,375

Freddie Mac Structured Agency Credit Risk Debt Notes CMO Series 2015-DNA1 Class M1(c)
10/25/27	1.091%	2,274,244	2,261,639

GSR Mortgage Loan Trust CMO Series 2006-AR2 Class 2A1(c)
04/25/36	2.588%	4,016,576	3,616,782

GreenPoint Mortgage Funding Trust CMO Series 2006-AR8 Class 1A2A(c)
01/25/47	0.379%	1,967,589	1,889,605

IndyMac Index Mortgage Loan Trust CMO Series 2006-AR3 Class 1A1(c)
12/25/36	2.661%	3,491,220	3,051,448

JPMorgan Mortgage Trust CMO Series 2006-S2 Class 2A2
06/25/21	5.875%	1,789,872	1,699,897
CMO Series 2007-S1 Class 1A2
03/25/22	5.500%	771,667	770,955

JPMorgan Resecuritization Trust(b) CMO Series 2014-5 Class 6A
09/27/36	4.000%	1,422,453	1,425,186

JPMorgan Resecuritization Trust(b)(c) CMO Series 2014-1 Class 1016
03/26/36	2.615%	4,000,000	4,009,120

Jefferies Resecuritization Trust CMO Series 2010-R7 Class 7A4(b)(c)
10/26/36	3.250%	291,733	288,850

Lehman XS Trust(c) CMO Series 2006-10N Class 1A3A
07/25/46	0.409%	4,095,675	3,222,744
Series 2005-4 Class 1A3
10/25/35	0.999%	2,961,542	2,757,284
Series 2005-5N Class 3A1A
11/25/35	0.499%	5,072,570	4,497,747

MASTR Adjustable Rate Mortgages Trust CMO Series 2006-OA1 Class 1A1(c)
04/25/46	0.409%	2,698,334	2,035,353

MASTR Alternative Loan Trust CMO Series 2004-12 Class 4A1
12/25/34	5.500%	1,681,656	1,800,865

Morgan Stanley Mortgage Loan Trust CMO Series 2005-2AR Class A(c)
04/25/35	0.459%	7,052,311	6,548,437

Morgan Stanley Re-Remic Trust(b)(c) CMO Series 2013-R3 Class 10A
10/26/35	2.733%	491,271	496,366

Morgan Stanley Re-Remic Trust(b)(c)(h)
09/26/35	2.794%	2,646,853	2,745,316

Morgan Stanley Resecuritization Trust(b)(c) CMO Series 2013-R9 Class 2A
06/26/46	2.736%	775,461	781,954

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-R9 Class 4A
06/26/46	2.481%	1,188,057	1,186,025

MortgageIT Trust CMO Series 2005-5 Class A1(c)
12/25/35	0.459%	3,876,335	3,511,805

Nomura Asset Acceptance Corp. Alternative Loan Trust(c) CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	105,441	106,287
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	667,790	673,044

Nomura Resecuritization Trust(b)(c) CMO Series 2012-3R Class 1A1
01/26/37	0.363%	1,011,210	973,614
CMO Series 2014-6R Class 3A1
01/26/36	0.451%	2,594,483	2,428,422
CMO Series 2015-2R Class 2A1
03/26/36	0.359%	9,633,978	9,009,605

RALI Trust(c) CMO Series 2005-QA4 Class A41
04/25/35	2.991%	2,330,323	2,302,198

RALI Trust(c)(f)(i) CMO IO Series 2006-QS18 Class 1AV
12/25/36	0.414%	84,148,456	1,472,093
CMO IO Series 2006-QS9 Class 1AV
07/25/36	0.616%	38,875,112	888,996
CMO IO Series 2007-QS1 Class 2AV
01/25/37	0.169%	83,831,879	593,865

RFMSI Trust(c) CMO Series 2005-SA5 Class 1A
11/25/35	2.836%	3,283,063	2,691,498
CMO Series 2006-SA4 Class 2A1
11/25/36	3.499%	958,615	828,973

Sequoia Mortgage Trust(b)(c) CMO Series 2014-4 Class A5
11/25/44	3.500%	3,458,893	3,509,655

Sequoia Mortgage Trust(c) CMO Series 2013-2 Class A1
02/25/43	1.874%	4,475,721	4,114,687
CMO Series 2013-6 Class A2
05/25/43	3.000%	2,482,301	2,454,110

Structured Adjustable Rate Mortgage Loan Trust(c) CMO Series 2004-20 Class 1A2
01/25/35	2.451%	1,749,184	1,676,068
CMO Series 2006-5 Class 1A1
06/25/36	2.604%	3,790,185	3,168,955
CMO Series 2007-5 Class 2A1
06/25/37	2.617%	1,586,239	1,398,167

Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(c)
12/25/34	4.740%	14,349	14,641

VML LLC CMO Series 2014-NPL1 Class A1(b)(c)
04/27/54	3.875%	836,043	837,395

WaMu Mortgage Pass-Through Certificates(c) CMO Series 2003-AR8 Class A
08/25/33	2.488%	1,344,359	1,378,607

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-AR11 Class A1A
08/25/45	0.519%	3,091,530	2,902,969
CMO Series 2005-AR17 Class A1A1
12/25/45	0.469%	7,139,671	6,686,841
CMO Series 2005-AR19 Class A1A1
12/25/45	0.469%	3,564,628	3,365,225
CMO Series 2005-AR2 Class 2A1A
01/25/45	0.509%	3,200,306	3,011,447
CMO Series 2005-AR8 Class 2A1A
07/25/45	0.489%	2,708,535	2,536,316
CMO Series 2005-AR9 Class A1A
07/25/45	0.519%	2,551,706	2,443,159
CMO Series 2006-AR4 Class 1A1A
05/25/46	1.138%	4,309,553	4,008,578
CMO Series 2006-AR5 Class A12A
06/25/46	1.178%	1,319,570	1,227,564
CMO Series 2007-HY1 Class 4A1
02/25/37	2.382%	3,290,261	2,879,169
CMO Series 2007-HY3 Class 1A1
03/25/37	2.093%	1,298,837	1,069,269
CMO Series 2007-OA3 Class 5A
04/25/47	1.909%	2,555,165	1,943,302
CMO Series 2007-OC2 Class A3
06/25/37	0.509%	5,626,272	4,549,674

Wells Fargo Mortgage-Backed Securities Trust(c) CMO Series 2006-AR17 Class A1
10/25/36	2.653%	2,527,915	2,396,815
CMO Series 2006-AR2 Class 2A1
03/25/36	2.631%	2,819,336	2,804,898

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $194,681,359)			206,453,637

Commercial Mortgage-Backed Securities — Agency 2.1%
FREMF Mortgage Trust Series 2014-K715 Class B(b)(c)
02/25/46	4.118%	3,516,000	3,628,150

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KSCT Class A2
01/25/20	4.285%	2,585,000	2,846,227

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c) Series KF05 Class A
09/25/21	0.537%	11,472,536	11,479,638

Federal National Mortgage Association
05/01/18	3.840%	2,110,000	2,241,948
07/01/20	3.950%	3,955,000	4,311,308
09/01/20	3.584%	5,360,815	5,692,375
10/01/20	3.426%	3,900,000	4,182,404
11/01/20	3.266%	5,165,346	5,496,145
12/01/20	3.523%	5,430,054	5,809,308
12/01/20	3.763%	6,682,736	7,222,288
01/01/21	4.456%	5,562,497	6,169,450
04/01/21	4.242%	5,390,771	5,946,578
04/01/21	4.250%	3,730,000	4,136,391

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	37

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/21	4.394%	1,869,317	2,092,609
06/01/21	4.426%	6,822,301	7,522,200
10/01/22	2.646%	4,546,025	4,658,635
09/01/23	3.650%	2,509,212	2,689,244
05/01/27	2.966%	6,972,474	6,969,862

Federal National Mortgage Association(c) Series 2012-M12 Class 1A
08/25/22	2.935%	5,875,849	6,040,960
Series 2014-M12 Class FA
10/25/21	0.501%	6,236,632	6,262,955

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $105,309,156)			105,398,675

Commercial Mortgage-Backed Securities — Non-Agency 4.0%
Banc of America Commercial Mortgage Trust Series 2007-4 Class AM(c)
02/10/51	6.002%	2,300,000	2,451,858

Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2015-200P Class A(b)
04/14/33	3.218%	3,000,000	2,991,375

Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6 Class A4(c)
09/10/47	5.327%	2,511,629	2,510,163

COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(c)
05/15/46	5.960%	2,048,990	2,178,773

Citigroup Commercial Mortgage Trust Series 2013-GC11 Class AS
04/10/46	3.422%	2,200,000	2,208,956

Commercial Mortgage Trust Series 2013-LC6 Class AM
01/10/46	3.282%	1,235,000	1,244,182
Series 2015-CR22 Class A5
03/10/48	3.309%	3,830,000	3,820,158
Series 2015-CR23 Class A3
05/10/48	3.230%	5,000,000	4,975,455
Series 2015-LC19 Class A4
02/10/48	3.183%	835,000	828,284

Commercial Mortgage Trust(b)(c) Series 2013-CR8 Class B
06/10/46	4.100%	5,500,000	5,611,963

Commercial Mortgage Trust(c) Series 2014-LC17 Class B
10/10/47	4.490%	1,100,000	1,130,381

Credit Suisse Commercial Mortgage Trust(c) Series 2007-C2 Class A1A
01/15/49	5.526%	5,233,555	5,449,534
Series 2007-C3 Class A4
06/15/39	5.889%	1,614,049	1,691,829

Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(b)(c)
09/18/39	5.467%	1,153,578	1,175,382

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DBRR Trust Series 2013-EZ2 Class A(b)(c)
02/25/45	0.853%	79,390	79,372

DBUBS Mortgage Trust Series 2011-LC3A Class A2
08/10/44	3.642%	7,487,413	7,581,874

DBUBS Mortgage Trust(b) Series 2011-LC2A Class A4
07/10/44	4.537%	6,840,000	7,522,967

FREMF Mortgage Trust(b)(c) Series 2014-K714 Class B
01/25/47 3.987%		1,000,000	1,030,506
Series 2014-K717 Class B
11/25/47	3.754%	2,400,000	2,423,237

GS Mortgage Securities Trust Series 2014-GC24 Class B(c)
09/10/47	4.640%	1,725,000	1,770,033

General Electric Capital Assurance Co. Series 2003-1 Class A5(b)(c)
05/12/35	5.743%	1,666,310	1,823,019

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4
03/10/39	5.444%	1,612,327	1,682,433

Invitation Homes Trust Series 2015-SFR3 Class A(b)(c)
08/17/32	1.498%	5,079,019	5,043,117

JPMBB Commercial Mortgage Securities Trust Series 2014-C26 Class A3
01/15/48	3.231%	360,000	358,913
Series 2014-C26 Class A4
01/15/48	3.494%	4,875,000	4,904,401
Series 2015-C27 Class A4
02/15/48	3.179%	2,220,000	2,180,457
Series 2015-C28 Class A3
10/15/48	2.912%	4,525,000	4,379,630
Series 2015-C28 Class A4
10/15/48	3.227%	3,900,000	3,848,400
Series 2015-C28 Class AS
10/15/48	3.532%	4,500,000	4,410,183

JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB16 Class A4
05/12/45	5.552%	7,570,491	7,698,780

JPMorgan Chase Commercial Mortgage Securities Trust(b) Series 2011-C3 Class A2
02/15/46	3.673%	1,407,090	1,429,089
Series 2011-C3 Class A3
02/15/46	4.388%	7,715,000	8,165,581
Series 2011-C4 Class A3
07/15/46	4.106%	8,745,000	9,199,521

LB Commercial Mortgage Trust Series 2007-C3 Class AM(c)
07/15/44	6.097%	1,415,000	1,509,614

LB-UBS Commercial Mortgage Trust Series 2006-C1 Class A4
02/15/31	5.156%	474,075	475,217

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007-C2 Class A3
02/15/40	5.430%	3,749,891	3,920,211

LB-UBS Commercial Mortgage Trust(c) Series 2006-C4 Class AM
06/15/38	6.048%	700,000	720,406

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-8 Class A3(c)
08/12/49	6.077%	3,675,000	3,911,560

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A3
02/15/48	2.988%	1,125,000	1,094,433
Series 2015-C21 Class A3
03/15/48	3.077%	525,000	514,348
Series 2015-C22 Class A3
04/15/48	3.046%	2,940,000	2,844,203

Morgan Stanley Capital I Trust Series 2007-IQ14 Class A2
04/15/49	5.610%	6,519,577	6,528,724

Morgan Stanley Capital I Trust(c) Series 2007-HQ12 Class A5
04/12/49	5.861%	766,374	765,025
Series 2007-IQ16 Class AM
12/12/49	6.277%	3,000,000	3,235,920

Morgan Stanley Capital I, Inc. Series 2012-C4 Class A2
03/15/45	2.111%	4,000,000	4,036,180

Morgan Stanley Re-Remic Trust(b)(c) Series 2009-GG10 Class A4A
08/12/45	5.989%	1,819,276	1,914,631
Series 2009-GG10 Class A4B
08/12/45	5.997%	1,770,000	1,875,494
Series 2010-GG10 Class A4A
08/15/45	5.989%	171,226	180,201
Series 2010-GG10 Class A4B
08/15/45	5.796%	1,410,000	1,487,540

ORES NPL LLC Series 2014-LV3 Class A(b)
03/27/24	3.000%	1,256,906	1,256,906

Rialto Real Estate Fund LLC Series 2014-LT6 Class A(b)
09/15/24	2.750%	522,073	522,028

Rialto Real Estate Fund LP(b) Series 2013-LT3 Class A
06/20/28	2.500%	54,883	54,883
Series 2014-LT5 Class A
05/15/24	2.850%	215,112	215,172

UBS-Barclays Commercial Mortgage Trust Series 2013-C6 Class AS
04/10/46	3.469%	800,000	819,720

UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class AS(b)
01/10/45	5.154%	3,600,000	4,019,515

VFC LLC Series 2014-2 Class A(b)
07/20/30	2.750%	281,282	281,349

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WF-RBS Commercial Mortgage Trust Series 2011-C5 Class A4
11/15/44	3.667%	4,885,000	5,130,408
Series 2012-C6 Class AS
04/15/45	3.835%	5,500,000	5,742,396
Series 2012-C7 Class A2
06/15/45	3.431%	3,995,000	4,139,394
Series 2012-C8 Class A3
08/15/45	3.001%	2,880,000	2,905,178
Series 2013-C18 Class A2
12/15/46	3.027%	1,440,000	1,488,701
Series 2014-C24 Class A5
11/15/47	3.607%	1,300,000	1,326,153

WF-RBS Commercial Mortgage Trust(b) Series 2011-C4 Class A3
06/15/44	4.394%	6,491,000	6,926,273

WF-RBS Commercial Mortgage Trust(c) Series 2014-C25 Class AS
11/15/47	3.984%	1,675,000	1,705,665

Wachovia Bank Commercial Mortgage Trust Series 2006-C23 Class A4(c)
01/15/45	5.418%	2,201,397	2,203,658

Wells Fargo Commercial Mortgage Trust Series 2015-C26 Class A4
02/15/48	3.166%	2,430,000	2,388,471
Series 2015-C27 Class A4
02/15/48	3.190%	3,450,000	3,411,778
Series 2015-C28 Class AS
05/15/48	3.872%	750,000	760,364
Series 2015-LC20 Class A4
04/15/50	2.925%	1,965,000	1,899,303
Series 2015-LC20 Class A5
04/15/50	3.184%	4,310,000	4,234,187

Wells Fargo Commercial Mortgage Trust(c) Series 2013-LC12 Class A4
07/15/46	4.218%	5,090,000	5,489,051

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $209,853,474)			205,734,066

Asset-Backed Securities — Agency 0.8%
United States Small Business Administration Series 2012-20C Class 1
03/01/32	2.510%	473,474	475,546
Series 2012-20G Class 1
07/01/32	2.380%	1,304,285	1,297,272
Series 2012-20I Class 1
09/01/32	2.200%	1,316,919	1,306,748
Series 2012-20J Class 1
10/01/32	2.180%	11,050,546	10,948,701
Series 2012-20L Class 1
12/01/32	1.930%	569,007	551,943
Series 2013-20C Class 1
03/01/33	2.220%	441,267	437,085
Series 2013-20D Class 1
04/01/33	2.080%	4,222,917	4,119,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	39

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Asset-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-20E Class 1
05/01/33	2.070%	1,718,319	1,674,629
Series 2013-20L Class 1
12/01/33	3.380%	846,867	880,281
Series 2014-20D Class 1
04/01/34	3.110%	2,804,718	2,895,556
Series 2014-20E Class 1
05/01/34	3.000%	2,995,187	3,082,145
Series 2014-20F Class 1
06/01/34	2.990%	2,077,121	2,142,174
Series 2014-20G Class 1
07/01/34	2.870%	1,580,629	1,604,720
Series 2014-20H Class 1
08/01/34	2.880%	5,358,301	5,437,473
Series 2014-20I Class 1
09/01/34	2.920%	357,133	364,862
Series 2015-20C Class 1
03/01/35	2.720%	835,000	842,717
Series 2015-20E Class 1
05/01/35	2.770%	1,620,000	1,640,972

Total Asset-Backed Securities — Agency
(Cost: $39,149,536)			39,702,404

Asset-Backed Securities — Non-Agency 12.5%
A Voce CLO Ltd.(b)(c) Series 2014-1A Class A1B
07/15/26	1.749%	2,290,000	2,278,479
Series 2014-1A Class A2A
07/15/26	2.289%	925,000	916,752

ALM XIV Ltd. Series 2014-14A Class A1(b)(c)
07/28/26	1.724%	3,070,000	3,058,626

ARI Fleet Lease Trust Series 2014-A Class A2(b)
11/15/22	0.810%	485,803	485,333

Academic Loan Funding Trust Series 2012-1A Class A2(b)(c)
12/27/44	1.299%	3,500,000	3,374,037

Access Group, Inc. Series 2005-2 Class A3(c)
11/22/24	0.509%	1,226,937	1,200,561

Ally Auto Receivables Trust Series 2015-SN1 Class A2B(c)
06/20/17	0.583%	2,925,000	2,925,064

Ally Master Owner Trust Series 2014-2 Class A(c)
01/16/18	0.568%	1,825,000	1,825,658

AmeriCredit Automobile Receivables Trust Series 2015-2 Class D
06/08/21	3.000%	1,920,000	1,911,108
Series 2015-3 Class D
08/08/21	3.340%	1,000,000	1,005,929

AmeriCredit Automobile Receivables Trust(c) Series 2014-2 Class A2B
10/10/17	0.472%	1,173,531	1,173,016
Series 2015-1 Class A2B
04/09/18	0.612%	8,284,912	8,285,637

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Money Management Corp. Series 2015-16A Class A1(b)(c)
04/14/27	1.774%	5,000,000	4,978,730

Apidos CDO V(b)(c) Series 2007-5A Class A1
04/15/21	0.529%	1,823,561	1,815,913
Series 2007-5A Class A1S
04/15/21	0.519%	1,326,632	1,318,507

Apidos CLO XVIII Series 2014-18A Class A1(b)(c)
07/22/26	1.707%	4,550,000	4,530,835

Ares XXX CLO Ltd. Series 2014-30A Class A2(b)(c)
04/20/23	1.137%	1,487,985	1,477,003

Ascentium Equipment Receivables Series 2015-1A Class A2(b)
07/10/17	1.150%	1,345,000	1,345,831

Asset-Backed Funding Certificates Trust Series 2005-WF1 Class A2C(c)
12/25/34	0.819%	6,551,153	6,517,585

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-HE1 Class A4(c)
01/25/36	0.499%	3,230,000	2,885,097

Avis Budget Rental Car Funding AESOP LLC Series 2015-2A Class A(b)
12/20/21	2.630%	3,125,000	3,129,813

BA Credit Card Trust Series 2014-A2 Class A(c)
09/16/19	0.468%	3,660,000	3,657,004

BMW Vehicle Owner Trust Series 2013-A Class A3
11/27/17	0.670%	1,643,960	1,644,527

Babson CLO Ltd.(b)(c) Series 2006-2A Class A2
10/16/20	0.529%	1,786,347	1,765,119
Series 2015-IA Class A
04/20/27	1.709%	5,000,000	4,980,920

Barclays Dryrock Issuance Trust(c) Series 2014-1 Class A
12/16/19	0.558%	4,160,000	4,155,420
Series 2014-2 Class A
03/16/20	0.538%	3,990,000	3,982,826

Brazos Higher Education Authority, Inc. Series 2005-1 Class 1A3(c)
09/26/22	0.391%	1,638,901	1,630,895

CIT Education Loan Trust Series 2007-1 Class B(b)(c)
06/25/42	0.581%	1,074,254	884,072

CNH Equipment Trust Series 2015-B Class A2A
08/15/18	0.840%	1,970,000	1,967,023

CNH Equipment Trust(c) Series 2015-B Class A2B
08/15/18	0.488%	2,650,000	2,647,154

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CWABS Asset-Backed Certificates Trust Series 2005-1 Class MV3(c)
07/25/35	0.679%	2,500,694	2,484,604

Cabela’s Credit Card Master Note Trust Series 2015-2 Class A1
07/17/23	2.250%	2,675,000	2,677,707

Cabela’s Credit Card Master Note Trust(b)(c) Series 2012-1A Class A2
02/18/20	0.728%	1,570,000	1,570,718

Cabela’s Master Credit Card Trust Series 2014-1 Class A(c)
03/16/20	0.548%	540,000	539,291

California Republic Auto Receivables Trust Series 2014-2 Class A2
03/15/17	0.540%	131,333	131,281

Capital Auto Receivables Asset Trust Series 2015-2 Class D
11/20/20	3.160%	2,108,000	2,107,776
Series 2015-3 Class D
03/22/21	3.340%	1,100,000	1,103,003

Capital Auto Receivables Asset Trust(c) Series 2015-2 Class A1B
10/20/17	0.600%	750,000	749,474

Capital One Multi-Asset Execution Trust Series 2013-A3 Class A3
09/16/19	0.960%	8,215,000	8,220,127
Series 2014-A2 Class A2
01/15/20	1.260%	1,415,000	1,419,296

CarMax Auto Owner Trust Series 2015-3 Class A3
05/15/20	1.630%	3,570,000	3,573,279

Carlyle Global Market Strategies CLO Series 2014-3A Class A1B(b)(c)
07/27/26	1.630%	3,700,000	3,738,269

Carlyle Global Market Strategies Series 2012-2AR Class A1R(b)(c)
07/20/23	1.587%	3,070,000	3,064,529

Carrington Mortgage Loan Trust Series 2006-NC3 Class A3(c)
08/25/36	0.349%	3,800,000	2,341,085

Cedar Funding III CLO Ltd. Series 2014-3A Class A1(b)(c)
05/20/26	1.863%	5,350,000	5,327,193

Chase Issuance Trust Series 2012-A4 Class A4
08/16/21	1.580%	2,020,000	2,001,709
Series 2015-A4 Class A4
04/15/22	1.840%	8,735,000	8,643,876

Chase Issuance Trust(c) Series 2007-A5 Class A5
03/15/19	0.238%	8,025,000	7,993,117
Series 2012-A10 Class A10
12/16/19	0.458%	3,380,000	3,375,144
Series 2012-A2 Class A2
05/15/19	0.468%	3,990,000	3,983,616
Series 2014-A3 Class A3
05/15/18	0.398%	5,225,000	5,225,000

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chesapeake Funding LLC(b)(c) Series 2011-2A Class A
04/07/24	1.444%	1,182,927	1,191,965
Series 2012-1A Class A
11/07/23	0.944%	89,643	89,659
Series 2012-2A Class A
05/07/24	0.644%	422,376	422,439
Series 2013-1A Class A
01/07/25	0.644%	1,349,455	1,349,991
Series 2014-1A Class A
03/07/26	0.614%	4,359,830	4,352,107

Citibank Credit Card Issuance Trust Series 2006-A3 Class A3
03/15/18	5.300%	2,975,000	3,047,290
Series 2013-A6 Class A6
09/07/18	1.320%	1,165,000	1,166,999
Series 2014-A5 Class A5
06/07/23	2.680%	1,940,000	1,976,575

Citibank Credit Card Issuance Trust(c) Series 2013-A2 Class A2
05/26/20	0.480%	1,450,000	1,445,711
Series 2014-A3 Class A3
05/09/18	0.392%	5,245,000	5,243,447

Countrywide Home Equity Loan Trust(c) Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	507,184	503,860
Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	560,750	556,874

Credit-Based Asset Servicing and Securitization LLC(c) Series 2005-CB7 Class AF3
11/25/35	4.005%	2,198,820	2,138,691
Series 2007-CB1 Class AF3
01/25/37	4.020%	5,000,129	2,652,338

Crown Castle Towers LLC(b)
01/15/37	5.495%	2,000,000	2,056,334

Discover Card Execution Note Trust Series 2015-A2 Class A
10/17/22	1.900%	4,590,000	4,550,286

Dryden Senior Loan Fund Series 2014-33A Class B(b)(c)
07/15/26	2.289%	1,400,000	1,381,689

Dryden XXIV Senior Loan Fund Series 2012-24RA Class AR(b)(c)
11/15/23	1.611%	2,560,000	2,550,034

EFS Volunteer No. 2 LLC Series 2012-1 Class A2(b)(c)
03/25/36	1.549%	2,700,000	2,633,523

Education Loan Asset-Backed Trust I Series 2013-1 Class A2(b)(c)
04/26/32	0.999%	4,650,000	4,488,301

Educational Funding of the South, Inc. Series 2011-1 Class A2(c)
04/25/35	0.945%	5,227,391	5,073,549

Educational Services of America, Inc. Series 2012-2 Class A(b)(c)
04/25/39	0.929%	2,278,537	2,251,219

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	41

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enterprise Fleet Financing LLC(b) Series 2013-2 Class A2
03/20/19	1.060%	2,038,395	2,039,204
Series 2015-1 Class A2
09/20/20	1.300%	3,000,000	2,984,817
Series 2015-2 Class A2
02/22/21	1.590%	2,310,000	2,314,691

First Franklin Mortgage Loan Trust(c) Series 2006-FF18 Class A2D
12/25/37	0.409%	4,581,951	3,117,582
Series 2007-FF2 Class A2B
03/25/37	0.299%	6,572,570	4,204,467

Flagship CLO VIII Ltd. Series 2014-8A Class A(b)(c)
01/16/26	1.849%	2,445,000	2,434,929

Flatiron CLO Ltd. Series 2015-1A Class A(b)(c)
04/15/27	1.689%	5,050,000	5,039,208

Ford Credit Auto Owner Trust Series 2013-B Class A3
10/15/17	0.570%	200,861	200,854
Series 2013-D Class A3
04/15/18	0.670%	3,122,305	3,122,374
Series 2015-A Class A3
09/15/19	1.280%	2,915,000	2,914,926

Ford Credit Auto Owner Trust(b) Series 2014-2 Class A
04/15/26	2.310%	5,760,000	5,806,587
Series 2015-1 Class A
07/15/26	2.120%	8,805,000	8,784,555
Series 2015-2 Class A
01/15/27	2.440%	2,655,000	2,677,284

Ford Credit Floorplan Master Owner Trust Series 2013-1 Class A1
01/15/18	0.850%	4,475,000	4,478,194

Ford Credit Floorplan Master Owner Trust(b) Series 2013-2 Class A
03/15/22	2.090%	3,775,000	3,744,925

GE Business Loan Trust Series 2004-2A Class A(b)(c)
12/15/32	0.418%	598,015	580,796

GE Dealer Floorplan Master Note Trust(c) Series 2014-1 Class A
07/20/19	0.583%	2,770,000	2,740,695
Series 2015-1 Class A
01/20/20	0.703%	5,840,000	5,796,172

GE Equipment Small Ticket LLC Series 2014-1A Class A2(b)
08/24/16	0.590%	448,717	448,553

GE Equipment Transportation LLC Series 2014-1 Class A2
12/23/16	0.550%	395,452	395,185

GFT Mortgage Loan Trust Series 2015-GFT1 Class A(b)(c)
01/25/55	3.721%	2,279,815	2,257,017

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GM Financial Automobile Leasing Trust Series 2015-1 Class A2
12/20/17	1.100%	6,970,000	6,986,451
Series 2015-2 Class A3
12/20/18	1.680%	5,800,000	5,840,222

GM Financial Automobile Leasing Trust(c) Series 2015-2 Class A2B
04/20/18	0.623%	3,385,000	3,371,632

GMF Floorplan Owner Revolving Trust Series 2015-1 Class A2(b)(c)
05/15/20	0.698%	680,000	679,080

Global SC Finance II SRL Series 2014-1A Class A2(b)
07/17/29	3.090%	3,419,542	3,412,367

Goal Capital Funding Trust Series 2006-1 Class B(c)
08/25/42	0.779%	1,398,492	1,248,898

Golden Credit Card Trust Series 2015-3A Class A(b)(c)
07/15/19	0.640%	2,035,000	2,032,280

Goldentree Loan Opportunities VIII Ltd. Series 2014-8A Class A(b)(c)
04/19/26	1.737%	12,035,000	11,998,883

GreatAmerica Leasing Receivables Series 2015-1 Class A2(b)
06/20/17	1.120%	1,615,000	1,616,435

HSBC Home Equity Loan Trust Series 2007-3 Class APT(c)
11/20/36	1.403%	3,337,652	3,328,681

Harley-Davidson Motorcycle Trust Series 2015-1 Class A2B(c)
01/15/19	0.498%	9,362,019	9,348,551

Henderson Receivables LLC(b) Series 2013-3A Class A
01/17/73	4.080%	2,710,560	2,828,312
Series 2014-2A Class A
01/17/73	3.610%	3,344,421	3,409,839

Hertz Fleet Lease Funding LP(b)(c) Series 2013-3 Class A
12/10/27	0.742%	5,199,035	5,205,975
Series 2014-1 Class A
04/10/28	0.592%	3,023,873	3,025,946
Series 2015-1 Class A
07/10/29	0.759%	4,175,000	4,172,914

Higher Education Funding I Series 2014-1 Class A(b)(c)
05/25/34	1.249%	3,892,470	3,780,045

Honda Auto Receivables Owner Trust Series 2013-4 Class A3
09/18/17	0.690%	1,117,508	1,116,948
Series 2015-2 Class A2
08/21/17	0.690%	1,150,000	1,148,273
Series 2015-3 Class A3
04/18/19	1.270%	5,300,000	5,294,323

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Huntington Auto Trust Series 2015-1 Class A2
10/16/17	0.760%	2,035,000	2,033,125

Hyundai Auto Lease Securitization Trust Series 2015-B Class A2A(b)
12/15/17	0.950%	4,699,000	4,692,810

Hyundai Auto Receivables Trust Series 2015-B Class A2B(c)
04/16/18	0.418%	2,450,000	2,446,731

Hyundai Floorplan Master Owner Trust Series 2013-1A Class A(b)(c)
05/15/18	0.548%	3,370,000	3,371,817

Invitation Homes Trust Series 2014-SFR1 Class C(b)(c)
06/17/31	2.298%	1,750,000	1,738,612

JPMorgan Mortgage Acquisition Corp. Series 2007-CH1 Class AV4(c)
11/25/36	0.329%	1,023,753	1,021,426

MMAF Equipment Finance LLC Series 2014-AA Class A2(b)
04/10/17	0.520%	1,607,046	1,606,144

Magnetite IX Ltd. Series 2014-9A Class A1(b)(c)
07/25/26	1.715%	5,205,000	5,178,527

Magnetite XI Ltd. Series 2014-11A Class A1(b)(c)
01/18/27	1.737%	5,000,000	4,981,580

Mercedes-Benz Auto Lease Trust Series 2013-B Class A3
07/15/16	0.620%	1,472,774	1,473,088

Mercedes-Benz Master Owner Trust Series 2015-AA Class A(b)(c)
04/15/19	0.518%	4,310,000	4,306,685

Mid-State Capital Corp. Trust Series 2006-1 Class A(b)
10/15/40	5.787%	1,489,785	1,597,580

Mid-State Trust VII Series 7 Class A
10/15/36	6.340%	1,939,337	2,093,243

Montana Higher Education Student Assistance Corp. Series 2012-1 Class A3(c)
07/20/43	1.253%	3,000,000	2,821,282

Mountain View Funding CLO Series 2007-3A Class A1(b)(c)
04/16/21	0.504%	4,511,682	4,496,486

NRZ Advance Receivables Trust Series 2015-T1 Class AT1(b)
08/15/46	2.315%	3,910,000	3,909,998

Nationstar Home Equity Loan Trust Series 2007-B Class 2AV3(c)
04/25/37	0.449%	7,509,000	6,439,373

Navient Student Loan Trust(c) Series 2014-2 Class A
03/25/43	0.839%	8,412,641	7,982,712
Series 2014-3 Class A
03/25/43	0.819%	8,439,717	8,025,029

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-4 Class A
03/25/43	0.819%	3,875,062	3,688,715
Series 2015-2 Class A3
11/26/40	0.769%	5,400,000	5,189,722

Nelnet Student Loan Trust(b)(c) Series 2012-5A Class A
10/27/36	0.799%	2,899,660	2,797,694
Series 2014-2A Class A1
06/25/21	0.479%	1,464,122	1,456,489
Series 2014-4A Class A2
11/25/43	1.149%	4,210,000	3,973,120
Series 2015-1A Class A
04/25/41	0.789%	9,500,191	9,215,013

Nelnet Student Loan Trust(c) Series 2008-3 Class A4
11/25/24	1.979%	6,570,000	6,593,343

New York City Tax Lien Trust(b) Series 2014-A Class A
11/10/27	1.030%	273,476	273,200
Series 2015-A Class A
11/10/28	1.340%	1,205,000	1,205,000

Nissan Auto Lease Trust Series 2013-B Class A3
06/15/16	0.750%	949,572	949,892

Nissan Auto Receivables Owner Trust Series 2015-A Class A1(c)
01/15/20	0.598%	6,655,000	6,656,112

OZLM VII Ltd.(b)(c) Series 2014-7A Class A1B
07/17/26	1.779%	2,870,000	2,858,718
Series 2014-7A Class A2A
07/17/26	2.339%	2,025,000	1,993,560

Oak Hill Credit Partners X Ltd.(b)(c) Series 2014-10A Class A
07/20/26	1.757%	2,720,000	2,711,932
Series 2014-10A Class B
07/20/26	2.387%	3,110,000	3,087,204

Octagon Investment Partners XIX Ltd. Series 2014-A Class 1A(b)(c)
04/15/26	1.809%	3,110,000	3,096,353

Octagon Investment Partners XXI Ltd. Series 2014-1A Class A1B(b)(c)
11/14/26	1.629%	3,635,000	3,627,574

Ocwen Freddie Advance Funding LLC Advance Receivables Backed Notes Series 2015-T2 Class AT2(b)
09/15/45	2.014%	2,010,000	2,009,980

Ocwen Freddie Advance Funding LLC Series 2015-T1 Class AT1(b)
11/15/45	2.062%	750,000	749,918

OneMain Financial Issuance Trust Series 2015-2A Class A(b)
07/18/25	2.570%	3,625,000	3,623,867

Option One Mortgage Loan Trust Series 2005-2 Class M1(c)
05/25/35	0.859%	10,770,000	10,333,707

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	43

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-WWF1 Class M2(c)
12/25/34	1.219%	809,299	809,846

Porsche Innovative Lease Owner Trust Series 2015-1 Class A2(b)
11/21/17	0.790%	990,000	987,762

Residential Asset Mortgage Products Trust(c) Series 2006-RS3 Class A3
05/25/36	0.399%	251,133	248,363
Series 2006-RZ3 Class A3
08/25/36	0.489%	4,781,000	4,351,222

SG Mortgage Securities Trust Series 2005-OPT1 Class A3(c)
10/25/35	0.549%	1,644,975	1,608,377

SLC Student Loan Trust Series 2006-2 Class A5(c)
09/15/26	0.386%	4,000,000	3,886,816

SLM Private Education Loan Trust Series 2013-B Class A2B(b)(c)
06/17/30	1.298%	1,200,000	1,203,630

SLM Student Loan Trust(b)(c) Series 2003-12 Class A5
09/15/22	0.566%	5,680,186	5,649,036

SLM Student Loan Trust(c) Series 2004-8 Class B
01/25/40	0.755%	699,419	594,704
Series 2005-4 Class A3
01/25/27	0.415%	8,352,036	7,938,836
Series 2007-6 Class B
04/27/43	1.145%	1,020,384	841,977
Series 2008-2 Class B
01/25/29	1.495%	1,165,000	934,773
Series 2008-3 Class B
04/25/29	1.495%	1,165,000	960,426
Series 2008-4 Class A4
07/25/22	1.945%	4,250,000	4,270,736
Series 2008-4 Class B
04/25/29	2.145%	1,165,000	1,055,722
Series 2008-5 Class B
07/25/29	2.145%	1,165,000	1,080,315
Series 2008-6 Class B
07/25/29	2.145%	1,165,000	1,019,177
Series 2008-7 Class B
07/25/29	2.145%	1,165,000	1,017,383
Series 2008-8 Class B
10/25/29	2.545%	1,165,000	1,110,586
Series 2008-9 Class B
10/25/29	2.545%	1,165,000	1,120,404
Series 2011-1 Class A2
10/25/34	1.349%	3,285,000	3,211,764
Series 2012-7 Class A3
05/26/26	0.849%	4,000,000	3,861,636
Series 2013-2 Class A
09/25/26	0.649%	7,775,931	7,546,666
Series 2014-2 Class A1
07/25/19	0.449%	733,349	731,007

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SMART Trust Series 2013-1US Class A3A
09/14/16	0.840%	73,991	73,982

SMART Trust(b) Series 2012-1USA Class A4A
12/14/17	2.010%	1,109,463	1,118,338

SMART Trust(c) Series 2013-1US Class A3B
09/14/16	0.644%	75,698	75,684

Santander Drive Auto Receivables Trust Series 2015-1 Class D
04/15/21	3.240%	3,140,000	3,151,699
Series 2015-2 Class D
04/15/21	3.020%	2,800,000	2,779,809
Series 2015-3 Class D
05/17/21	3.490%	2,300,000	2,314,119

Santander Drive Auto Receivables Trust(c) Series 2014-2 Class A2B
07/17/17	0.518%	284,969	284,970
Series 2014-3 Class A2B
08/15/17	0.478%	395,759	395,761
Series 2015-2 Class A2B
09/17/18	0.648%	7,075,000	7,074,999

Scholar Funding Trust Series 2011-A Class A(b)(c)
10/28/43	1.194%	1,111,526	1,105,711

Selene Non-Performing Loans LLC Series 2014-1A Class A(b)(c)
05/25/54	2.981%	561,532	556,292

SpringCastle America Funding LLC Series 2014-AA Class A(b)
05/25/23	2.700%	1,894,427	1,901,429

Structured Asset Investment Loan Trust Series 2005-8 Class A4(c)
10/25/35	0.559%	2,919,055	2,864,273

Symphony CLO Ltd. Series 2014-14A Class B1(b)(c)
07/14/26	2.336%	2,040,000	2,027,291

Symphony CLO V Ltd. Series 2007-5A Class A1(b)(c)
01/15/24	1.039%	3,415,001	3,385,687

TAL Advantage V LLC Series 2014-2A Class A1(b)
05/20/39	1.700%	806,923	801,341

TCF Auto Receivables Owner Trust Series 2014-1A Class A2(b)
05/15/17	0.590%	413,802	413,812

Toyota Auto Receivables Owner Trust Series 2015-C Class A3
06/17/19	1.340%	5,655,000	5,654,174

Toyota Auto Receivables Owner Trust(c) Series 2015-B Class A2B
11/15/17	0.408%	2,030,000	2,030,166

Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(b)(c)
06/25/54	3.125%	239,439	238,748

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
USAA Auto Owner Trust Series 2015-1 Class A2
03/15/18	0.820%	3,090,000	3,086,335
Series 2015-1 Class A3
06/17/19	1.200%	2,040,000	2,037,339

Venture XI CLO Ltd. Series 2012-11AR Class AR(b)(c)
11/14/22	1.609%	4,350,000	4,337,041

Volkswagen Auto Lease Trust Series 2015-A Class A2B(c)
06/20/17	0.523%	1,514,658	1,513,113

Volkswagen Auto Loan Enhanced Trust Series 2013-1 Class A3
08/21/17	0.560%	356,793	356,478
Series 2013-2 Class A3
04/20/18	0.700%	3,208,830	3,201,021

Voya CLO Ltd. Series 2014-2A Class A1(b)(c)
07/17/26	1.739%	5,000,000	4,985,200

WaMu Asset-Backed Certificates Series 2007-HE1 Class 2A3(c)
01/25/37	0.349%	6,271,768	3,715,376

Wachovia Student Loan Trust Series 2006-1 Class A6(b)(c)
04/25/40	0.465%	9,000,000	8,109,567

Westlake Automobile Receivables Trust Series 2014-1A Class A2(b)
05/15/17	0.700%	344,446	344,559

Wheels SPV 2 LLC Series 2015-1A Class A2(b)
04/22/24	1.270%	1,500,000	1,500,216

World Financial Network Credit Card Master Trust Series 2012-D Class A
04/17/23	2.150%	2,150,000	2,154,784
Series 2015-B Class A
06/17/24	2.550%	5,030,000	5,029,189

World Financial Network Credit Card Master Trust(c)
Series 2014-A Class A
12/15/19	0.578%	1,880,000	1,873,535

World Omni Automobile Lease Securitization Trust Series 2015-A Class A3
10/15/18	1.540%	2,280,000	2,283,839

World Omni Automobile Lease Securitization Trust(c) Series 2015-A Class A2B
05/15/18	0.578%	1,360,000	1,358,386

Total Asset-Backed Securities — Non-Agency
(Cost: $635,513,901)			637,559,307

Inflation-Indexed Bonds 2.9%
UNITED STATES 2.9%
U.S. Treasury Inflation-Indexed Bond
04/15/16	0.125%	6,108,384	6,049,768
04/15/17	0.125%	16,926,133	16,865,080

Inflation-Indexed Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/15/19	0.125%	10,387,986	10,369,454
04/15/20	0.125%	7,133,210	7,105,069
01/15/22	0.125%	316,308	309,220
07/15/22	0.125%	8,509,304	8,318,287
01/15/24	0.625%	12,273,000	12,296,650
07/15/24	0.125%	16,778,809	16,118,143
01/15/25	0.250%	27,339,327	26,370,339
07/15/25	0.375%	387,426	380,056
02/15/43	0.625%	5,750,298	5,024,996
02/15/44	1.375%	28,757,355	30,248,769
02/15/45	0.750%	11,415,951	10,280,452

Total			149,736,283

Total Inflation-Indexed Bonds
(Cost: $154,704,422)			149,736,283

U.S. Treasury Obligations 18.3%
U.S. Treasury
11/15/15	0.375%	77,041,000	77,076,131
07/15/17	0.875%	2,000,000	2,005,390
08/31/17	0.625%	133,138,000	132,829,386
03/15/18	1.000%	15,000,000	15,017,580
06/15/18	1.125%	3,748,000	3,758,296
08/15/18	1.000%	5,407,000	5,399,396
09/30/19	1.000%	4,000,000	3,935,728
10/31/19	1.250%	18,400,000	18,275,414
12/31/19	1.625%	4,200,000	4,230,299
03/31/20	1.375%	12,000,000	11,940,000
06/30/20	1.625%	10,000,000	10,043,750
07/31/20	1.625%	84,240,000	84,555,900
08/31/21	2.000%	500,000	505,260
05/31/22	1.875%	320,000	319,192
08/31/22	1.875%	33,313,000	33,187,210
05/15/24	2.500%	500,000	514,232
08/15/24	2.375%	15,400,000	15,659,274
02/15/25	2.000%	17,990,000	17,674,941
05/15/25	2.125%	71,500,000	70,938,582
02/15/36	4.500%	2,700,000	3,487,325
05/15/43	2.875%	9,900,000	9,756,141
11/15/43	3.750%	13,500,000	15,690,591
05/15/44	3.375%	1,890,000	2,049,518
08/15/44	3.125%	2,110,000	2,182,806
11/15/44	3.000%	2,500,000	2,523,437
02/15/45	2.500%	265,000	241,067
08/15/45	2.875%	40,480,000	40,011,970

U.S. Treasury(j) STRIPS
05/15/43	0.000%	33,927,000	14,539,823

U.S. Treasury(l)
09/30/15	0.250%	46,545,000	46,549,370
04/30/17	0.875%	35,000,000	35,116,200
08/31/20	1.375%	114,549,000	113,636,188
08/15/25	2.000%	64,120,300	62,976,458
05/15/45	3.000%	72,934,000	73,777,263

Total U.S. Treasury Obligations
(Cost: $927,477,746)			930,404,118

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	45

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

U.S. Government & Agency Obligations 1.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks
10/22/25	2.730%	3,855,000	3,753,949

Federal Home Loan Banks(c)
06/28/30	1.250%	10,395,000	10,358,586

Federal National Mortgage Association
02/12/18	8.950%	9,612,000	11,446,085

Residual Funding Corp.(j) STRIPS
10/15/19	0.000%	18,559,000	17,309,441
01/15/21	0.000%	11,946,000	10,664,505
01/15/30	0.000%	6,390,000	4,088,910

Total U.S. Government & Agency Obligations
(Cost: $57,589,070)			57,621,476

Foreign Government Obligations(a)(m) 1.5%
ARGENTINA —%
Argentina Republic Government International Bond(d)
12/31/33	8.280%	168,245	167,067
12/31/33	8.280%	112,163	114,967

City of Buenos Aires(b)
02/19/21	8.950%	200,000	206,500

Provincia de Buenos Aires
01/26/21	10.875%	400,000	408,000

Total			896,534

ARMENIA —%
Republic of Armenia(b)
09/30/20	6.000%	200,000	190,580
03/26/25	7.150%	200,000	193,000

Total			383,580

BRAZIL 0.2%
Brazilian Government International Bond
01/17/17	6.000%	4,000,000	4,210,000
01/22/21	4.875%	2,060,000	2,089,905
01/05/23	2.625%	200,000	171,500
01/20/34	8.250%	923,000	1,082,217
01/07/41	5.625%	1,009,000	906,839
01/27/45	5.000%	250,000	201,250

Petrobras Global Finance BV
03/15/19	7.875%	200,000	201,556
01/20/20	5.750%	400,000	363,852
05/20/23	4.375%	1,950,000	1,532,115

Total			10,759,234

CHILE —%
Chile Government International Bond
10/30/22	2.250%	730,000	707,370

Codelco(b)
07/17/22	3.000%	200,000	185,794

Empresa Nacional del Petroleo(b)
08/10/20	5.250%	100,000	104,947

Total			998,111

Foreign Government Obligations(a)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
CHINA —%
Bank of China Ltd.
11/13/24	5.000%		200,000	202,776

Bank of China Ltd.(b)
11/13/24	5.000%		200,000	202,776

Total				405,552

COLOMBIA 0.1%
Colombia Government International Bond
07/12/21	4.375%		700,000	715,750
01/18/41	6.125%		1,441,000	1,496,202
06/15/45	5.000%		600,000	533,250

Corporación Andina de Fomento
06/04/19	8.125%		1,400,000	1,705,717
06/15/22	4.375%		400,000	433,510

Total				4,884,429

CROATIA —%
Croatia Government International Bond
01/26/24	6.000%		300,000	320,064

Croatia Government International Bond(b)
01/26/24	6.000%		1,000,000	1,066,880

Total				1,386,944

DENMARK 0.1%
Danske Bank A/S(c)
12/31/49	5.750%	EUR	2,817,000	3,207,023

DOMINICAN REPUBLIC —%
Dominican Republic International Bond
05/06/21	7.500%		100,000	110,375

ECUADOR —%
Ecuador Government International Bond
06/20/24	7.950%		200,000	146,000

EGYPT —%
Egypt Government International Bond
04/30/40	6.875%		150,000	142,530

Egypt Government International Bond(b)
06/11/25	5.875%		200,000	193,000

Total				335,530

EL SALVADOR —%
El Salvador Government International Bond
02/01/41	7.625%		500,000	473,250

FRANCE 0.2%
Electricite de France SA(b)
01/27/40	5.600%		1,500,000	1,704,663

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Foreign Government Obligations(a)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electricite de France SA(b)(c)
12/31/49	5.250%	2,470,000	2,494,700
12/31/49	5.625%	2,700,000	2,737,800

Total			6,937,163

GABON —%
Gabonese Republic(b)
06/16/25	6.950%	200,000	178,700

GHANA —%
Republic of Ghana
10/04/17	8.500%	220,000	226,050
08/07/23	7.875%	200,000	179,000

Total			405,050

HUNGARY 0.1%
Hungary Government International Bond
02/19/18	4.125%	70,000	72,824
03/29/21	6.375%	546,000	623,526

Magyar Export-Import Bank Zrt.(b)
01/30/20	4.000%	1,000,000	1,010,000

Total			1,706,350

INDONESIA 0.1%
Indonesia Government International Bond
01/17/18	6.875%	100,000	110,000
03/04/19	11.625%	200,000	257,000
10/17/23	5.375%	200,000	210,000
04/15/43	4.625%	200,000	171,000

Indonesia Government International Bond(b)
04/15/23	3.375%	500,000	462,500

PT Pertamina Persero
05/20/43	5.625%	250,000	207,187

PT Pertamina Persero(b)
05/30/44	6.450%	200,000	184,000

Total			1,601,687

IVORY COAST —%
Ivory Coast Government International Bond(b)
07/23/24	5.375%	200,000	181,000

KAZAKHSTAN —%
KazMunayGas National Co. JSC
04/30/23	4.400%	200,000	175,940

Kazakhstan Government International Bond
10/14/44	4.875%	200,000	161,248

Total			337,188

LEBANON —%
Lebanon Government International Bond
02/26/30	6.650%	400,000	400,488

Foreign Government Obligations(a)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEXICO 0.3%
Comision Federal de Electricidad
01/15/24	4.875%	200,000	204,750

Mexico Government International Bond
01/21/21	3.500%	1,300,000	1,317,875
03/15/22	3.625%	1,974,000	1,978,935
01/30/25	3.600%	200,000	196,000
01/11/40	6.050%	260,000	291,200
03/08/44	4.750%	5,667,000	5,284,478

Pemex Project Funding Master Trust
03/05/20	6.000%	5,965,000	6,498,867
06/15/38	6.625%	150,000	151,125

Petroleos Mexicanos
07/18/18	3.500%	55,000	56,045

Petroleos Mexicanos(b)
01/15/25	4.250%	300,000	283,770
01/23/26	4.500%	300,000	286,302

Total			16,549,347

MOROCCO —%
OCP SA
04/25/24	5.625%	500,000	511,250

NETHERLANDS —%
EMATUM Via Mozambique Finance 2020 BV
09/11/20	6.305%	200,000	179,796

Petrobras Global Finance BV
05/20/43	5.625%	60,000	41,502

Total			221,298

NIGERIA —%
Africa Finance Corp.(b)
04/29/20	4.375%	200,000	199,500

Nigeria Government International Bond
07/12/23	6.375%	200,000	185,028

Total			384,528

PAKISTAN —%
Pakistan Government International Bond(b)
12/03/19	6.750%	200,000	204,250

PANAMA —%
Panama Government International Bond
01/30/20	5.200%	630,000	689,063

PARAGUAY —%
Republic of Paraguay(b)
08/11/44	6.100%	200,000	201,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	47

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Foreign Government Obligations(a)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PERU —%
Corporacion Financiera de Desarrollo SA(b)
07/15/19	3.250%	920,000	923,450

Peruvian Government International Bond
11/18/50	5.625%	200,000	215,000

Total			1,138,450

PHILIPPINES 0.1%
Philippine Government International Bond
01/21/24	4.200%	630,000	693,000
01/15/32	6.375%	200,000	261,250
10/23/34	6.375%	275,000	365,750

Power Sector Assets & Liabilities Management Corp
12/02/24	7.390%	250,000	327,500

Total			1,647,500

QATAR —%
Nakilat, Inc.(b)
12/31/33	6.067%	1,164,000	1,329,870

ROMANIA —%
Romanian Government International Bond
08/22/23	4.375%	150,000	156,345
01/22/24	4.875%	630,000	679,613

Total			835,958

RUSSIAN FEDERATION 0.1%
Gazprom OAO Via Gaz Capital SA
08/16/37	7.288%	200,000	185,900

Russian Agricultural Bank OJSC Via RSHB Capital SA(b)
07/25/18	5.100%	200,000	192,500

Russian Foreign Bond — Eurobond
04/29/20	5.000%	400,000	402,968
04/04/22	4.500%	1,400,000	1,336,905
09/16/23	4.875%	800,000	765,104

Total			2,883,377

SENEGAL —%
Senegal Government International Bond
07/30/24	6.250%	200,000	184,892

SOUTH AFRICA —%
South Africa Government International Bond
01/17/24	4.665%	325,000	325,715

SOUTH KOREA —%
Export-Import Bank of Korea
12/30/20	2.625%	200,000	200,340

Industrial Bank of Korea(b)
04/23/20	2.000%	600,000	585,213

Foreign Government Obligations(a)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Korea Development Bank (The)
09/14/22	3.000%	200,000	198,488

Total			984,041

SRI LANKA —%
Sri Lanka Government International Bond
01/14/19	6.000%	550,000	558,250

TURKEY 0.1%
Hazine Mustesarligi Varlik Kiralam AS(b)
10/10/18	4.557%	1,150,000	1,196,575

Turkey Government International Bond
03/23/23	3.250%	600,000	546,000
04/14/26	4.250%	500,000	468,490
01/14/41	6.000%	1,290,000	1,315,150

Total			3,526,215

UNITED ARAB EMIRATES —%
DP World Ltd.(b)
07/02/37	6.850%	300,000	322,875

Emirate of Dubai Government Bonds
01/30/43	5.250%	200,000	177,208

Total			500,083

UNITED KINGDOM 0.1%
Lloyds Banking Group PLC(c)
12/31/49	7.500%	2,496,000	2,605,200

URUGUAY —%
Uruguay Government International Bond
06/18/50	5.100%	200,000	183,250

VENEZUELA —%
Petroleos de Venezuela SA
11/02/17	8.500%	700,000	481,110

Venezuela Government International Bond
05/07/23	9.000%	350,000	127,925
04/21/25	7.650%	350,000	123,550
03/31/38	7.000%	850,000	294,525

Total			1,027,110

VIRGIN ISLANDS —%
Franshion Brilliant Ltd.
03/19/19	5.750%	400,000	416,000

Huarong Finance II Co., Ltd.
01/16/20	4.500%	1,060,000	1,086,701

Total			1,502,701

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Foreign Government Obligations(a)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ZAMBIA —%
Zambia Government International Bond(b)
07/30/27	8.970%	200,000	182,250

Total Foreign Government Obligations (Cost: $76,575,507)			73,909,786

Municipal Bonds 0.4%
CALIFORNIA 0.1%
Los Angeles Unified School District Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009
07/01/34	5.750%	655,000	781,448

State of California Unlimited General Obligation Bonds Build America Bonds Series 2010
03/01/40	7.625%	800,000	1,156,104

Taxable-Various Purpose
Series 2010
03/01/19	6.200%	2,700,000	3,086,505

Total			5,024,057

ILLINOIS 0.1%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010
11/01/40	6.742%	425,000	473,306

City of Chicago Unlimited General Obligation Bonds Taxable Project Series 2011-C1
01/01/35	7.781%	535,000	530,008

Unlimited General Obligation Refunding Bonds Taxable Series 2014B
01/01/44	6.314%	1,240,000	1,062,420

Unlimited General Obligation Taxable Bonds Series 2015B
01/01/33	7.375%	945,000	918,332

State of Illinois Revenue Bonds Taxable Sales Tax Series 2013
06/15/28	3.350%	2,500,000	2,326,550

Total			5,310,616

KENTUCKY 0.1%
Kentucky Asset Liability Commission Taxable Revenue Bonds Series 2010
04/01/18	3.165%	3,464,634	3,545,187

Municipal Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NEW YORK 0.1%
New York State Urban Development Corp. Revenue Bonds Taxable State Personal Income Tax Series 2013
03/15/22	3.200%	2,650,000	2,745,029

OHIO —%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B
01/01/35	4.532%	2,160,000	2,258,280

PUERTO RICO —%
Puerto Rico Sales Tax Financing Corp.(n) Revenue Bonds 1st Subordinated Series 2009A-1
08/01/43	5.250%	705,000	267,900
1st Subordinated Series 2009B
08/01/44	6.500%	285,000	112,575
1st Subordinated Series 2010C
08/01/41	5.250%	2,160,000	823,521

Total			1,203,996

Total Municipal Bonds (Cost: $21,122,015)			20,087,165

Preferred Debt 0.4%
Issuer	Coupon Rate	Shares	Value ($)
BANKING 0.3%
Citigroup Capital XIII(c)
10/30/40	7.875%	225,745	5,767,785

HSBC Holdings PLC
12/31/49	8.000%	46,285	1,182,119

M&T Bank Corp.(c)
12/31/49	6.375%	435	459,812
12/31/49	6.375%	2,703	2,851,665

PNC Financial Services Group, Inc. (The)(c)
12/31/49	6.175%	57,630	1,581,943

State Street Corp.(c)
12/31/49	5.900%	39,555	1,029,617

U.S. Bancorp(c)
12/31/49	6.500%	80,200	2,297,730

Total			15,170,671

BROKERAGE/ASSET MANAGERS/EXCHANGES —%
Merrill Lynch Capital Trust I(c)
12/15/66	6.450%	40,000	1,017,600

BUILDING MATERIALS 0.1%
Stanley Black & Decker, Inc.
07/25/52	5.750%	90,250	2,336,572

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	49

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Preferred Debt (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PROPERTY & CASUALTY —%
Allstate Corp. (The)(c)
01/15/53	5.100%	42,755	1,099,659

Total Preferred Debt (Cost: $19,623,326)			19,624,502

Senior Loans 0.3%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ELECTRIC 0.1%
Calpine Corp. Term Loan(c)(o)
05/27/22	3.500%	3,000,000	2,957,820

ENVIRONMENTAL —%
STI Infrastructure SARL Term Loan(c)(o)
08/22/20	6.250%	673,372	612,769

GAMING 0.1%
Golden Nugget, Inc.(c)(o) Term Loan
11/21/19	5.500%	289,500	289,682
11/21/19	5.500%	675,500	675,926

Twin River Management Group, Inc. Term Loan(c)(o)
07/10/20	5.250%	1,430,537	1,427,677

Total			2,393,285

HEALTH CARE —%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(o)
03/20/20	8.500%	90,000	89,325

U.S. Renal Care, Inc. 2nd Lien Term Loan(c)(o)
01/03/20	10.250%	193,000	193,241

Total			282,566

INDEPENDENT ENERGY 0.1%
EMG Utica LLC Term Loan(c)(o)
03/27/20	4.750%	1,403,524	1,336,856

MEG Energy Corp. Term Loan(c)(o)
03/31/20	3.750%	1,473,293	1,370,855

Total			2,707,711

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MIDSTREAM —%
Power Buyer LLC 1st Lien Term Loan(c)(o)
05/06/20	4.250%	1,379,860	1,367,206

OIL FIELD SERVICES —%
Drillships Ocean Ventures, Inc. Term Loan(c)(o)
07/25/21	5.500%	1,485,000	1,143,450

OTHER INDUSTRY —%
GIM Channelview Cogeneration LLC Term Loan(c)(o)
05/08/20	4.250%	828,000	816,615

RETAILERS —%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(c)(o)
08/21/20	5.750%	148,000	149,388

TECHNOLOGY —%
Applied Systems, Inc. 2nd Lien Term Loan(c)(o)
01/24/22	7.500%	15,000	14,902

First Data Corp. Term Loan(c)(o)
09/24/18	3.700%	1,500,000	1,487,625

Riverbed Technology, Inc. Term Loan(c)(o)
04/25/22	6.000%	137,475	137,418

Total			1,639,945

TRANSPORTATION SERVICES —%
OSG International, Inc. Term Loan(c)(o)
08/05/19	5.750%	1,485,000	1,477,575

WIRELINES —%
Level 3 Financing, Inc. Tranche B3 Term Loan(c)(o)
08/01/19	4.000%	1,500,000	1,497,750

Total Senior Loans (Cost: $17,707,548)			17,046,080

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks —%
Issuer	Shares	Value ($)
ENERGY —%
Oil, Gas & Consumable Fuels —%
Lone Pine Resources Canada Ltd.(f)(h)(p)	3,118	5,675

Lone Pine Resources, Inc., Class A(f)(g)(h)(p)	3,118	—

Total		5,675

Total Energy		5,675

Total Common Stocks (Cost: $7,499)		5,675

Fixed-Income Funds 0.6%
INVESTMENT GRADE 0.6%
Columbia Mortgage Opportunities Fund, Class I Shares(q)	3,283,222	32,733,725

Total Fixed-Income Funds (Cost: $32,906,862)		32,733,725

Treasury Bills —%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
UNITED STATES —%
U.S. Treasury Bills(l)
10/15/15	0.020%	275,000	274,994

Total Treasury Bills (Cost: $274,994)			274,994

Money Market Funds 7.1%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(q)(r)		360,589,788	360,589,788

Total Money Market Funds (Cost: $360,589,788)			360,589,788

Total Investments (Cost: $5,619,121,139)			5,618,142,367

Other Assets & Liabilities, Net			(520,684,562)

Net Assets			5,097,457,805

At August 31, 2015, securities and cash totaling $12,175,971 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at August 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

UBS Securities	10/7/2015	4,941,000 EUR	5,547,508 USD	76	—

Futures Contracts Outstanding at August 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	1,437	USD	313,939,594	12/2015	—	(624,055)
US 5YR NOTE	1,486	USD	177,484,125	12/2015	—	(1,072,943)
US 10YR NOTE	184	USD	23,379,501	12/2015	—	(178,262)
US ULTRA BOND	345	USD	54,650,156	12/2015	—	(1,253,641)

Total			569,453,376		—	(3,128,901)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BOBL	(44)	EUR	(6,420,183)	09/2015	11,546	—
US 10YR NOTE	(2,714)	USD	(344,847,625)	12/2015	3,070,425	—
US LONG BOND	(253)	USD	(39,120,125)	12/2015	1,012,701	—
US ULTRA BOND	(15)	USD	(2,376,094)	12/2015	35,715	—

Total			(392,764,027)		4,130,387	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	51

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Credit Default Swap Contracts Outstanding at August 31, 2015

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Weatherford International PLC	9/20/2020	1.000	775,000	124,927	(100,310)	(1,571)	23,046	—

Citibank	Campbell Soup Co.	3/20/2020	1.000	4,645,000	(112,785)	66,438	(9,161)	—	(55,508)

Citibank	Campbell Soup Co.	9/20/2020	1.000	2,720,000	(64,887)	53,688	(5,364)	—	(16,563)

Citibank	CDX Emerging Markets Index 23-V1	6/20/2020	1.000	6,235,000	656,162	(568,300)	(12,296)	75,566	—

Citibank	D.R. Horton, Inc.	3/20/2020	1.000	4,180,000	42,429	(107,838)	(8,244)	—	(73,653)

Citibank	Energy Transfer Partners, LP	6/20/2020	1.000	1,960,000	83,436	(64,001)	(3,866)	15,569	—

Citibank	Home Depot, Inc.	9/20/2020	1.000	18,530,000	(683,873)	646,898	(36,545)	—	(73,520)

Citibank	International Business Machines Corp.	6/20/2020	1.000	1,535,000	(39,759)	36,161	(3,027)	—	(6,625)

Citibank	Marriott International, Inc.	6/20/2020	1.000	6,605,000	(161,839)	161,933	(13,027)	—	(12,933)

Citibank	McDonald’s Corp.	6/20/2020	1.000	3,890,000	(117,003)	108,238	(7,672)	—	(16,437)

Citibank	Morgan Stanley	6/20/2020	1.000	3,900,000	(23,051)	30,133	(7,692)	—	(610)

Citibank	Nordstrom, Inc.	3/20/2020	1.000	1,955,000	(51,713)	49,766	(3,856)	—	(5,803)

Citibank	Toll Brothers, Inc.	9/20/2020	1.000	1,795,000	37,721	(37,721)	—	—	—

Goldman Sachs International	Bank of America Corp.	6/20/2020	1.000	12,565,000	(132,280)	172,380	(24,781)	15,319	—

Goldman Sachs International	Barclays Bank, PLC	6/20/2020	1.000	7,850,000	(113,306)	111,541	(15,482)	—	(17,247)

Goldman Sachs International	Beazer Homes USA, Inc.	6/20/2020	5.000	3,625,000	33,988	50,818	(35,746)	49,060	—

Goldman Sachs International	CDX Emerging Markets Index 23-V1	6/20/2020	1.000	4,650,000	489,359	(387,032)	(9,171)	93,156	—

Goldman Sachs International	Citigroup, Inc.	6/20/2020	1.000	10,258,000	(62,757)	93,361	(20,231)	10,373	—

Goldman Sachs International	ConocoPhillips	6/20/2020	1.000	3,075,000	(53,517)	78,451	(6,065)	18,869	—

Goldman Sachs International	ConocoPhillips	9/20/2020	1.000	1,555,000	(25,866)	15,684	(3,153)	—	(13,335)

Goldman Sachs International	Costco Wholesale Corp.	3/20/2020	1.000	1,770,000	(63,491)	60,890	(3,491)	—	(6,092)

Goldman Sachs International	Eaton Corp. PLC	6/20/2020	1.000	1,535,000	(38,535)	31,198	(3,027)	—	(10,364)

Goldman Sachs International	McDonald’s Corp.	3/20/2020	1.000	4,675,000	(138,402)	110,712	(9,220)	—	(36,910)

Goldman Sachs International	McDonald’s Corp.	6/20/2020	1.000	3,405,000	(102,415)	94,614	(6,715)	—	(14,516)

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Credit Default Swap Contracts Outstanding at August 31, 2015 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Morgan Stanley	6/20/2020	1.000	4,210,000	(24,883)	32,528	(8,303)	—	(658)

Goldman Sachs International	Textron, Inc.	9/20/2020	1.000	7,090,000	(69,228)	31,893	(13,983)	—	(51,318)

Goldman Sachs International	Toll Brothers, Inc.	3/20/2020	1.000	7,125,000	77,320	(108,221)	(14,052)	—	(44,953)

JPMorgan	Anadarko Petroleum Corp.	6/20/2020	1.000	1,960,000	21,525	(6,150)	(3,865)	11,510	—

JPMorgan	Barclays Bank, PLC	6/20/2020	1.000	2,335,000	83,458	(53,379)	(4,605)	25,474	—

JPMorgan	CDX Emerging Markets Index 23-V1	6/20/2020	1.000	7,900,000	831,384	(661,253)	(15,580)	154,551	—

JPMorgan	Citigroup, Inc.	9/20/2020	1.000	6,255,000	(28,829)	8,951	(12,336)	—	(32,214)

JPMorgan	ConocoPhillips	9/20/2020	1.000	2,320,000	(38,590)	43,608	(4,704)	314	—

JPMorgan	D.R. Horton, Inc.	6/20/2020	1.000	4,100,000	60,413	(96,197)	(8,086)	—	(43,870)

JPMorgan	D.R. Horton, Inc.	6/20/2020	1.000	4,100,000	60,413	(96,006)	(8,086)	—	(43,679)

JPMorgan	Energy Transfer Partners, LP	9/20/2020	1.000	2,320,000	113,037	(90,217)	(4,704)	18,116	—

JPMorgan	Goldman Sachs Group, Inc.	6/20/2020	1.000	6,625,000	(13,272)	25,502	(13,066)	—	(836)

JPMorgan	Kinder Morgan, Inc.	6/20/2020	1.000	1,960,000	106,168	(30,381)	(3,866)	71,921	—

JPMorgan	L Brands, Inc.	6/20/2020	1.000	7,430,000	188,164	(128,512)	(14,654)	44,998	—

JPMorgan	McDonald’s Corp.	6/20/2020	1.000	1,975,000	(59,404)	54,954	(3,895)	—	(8,345)

JPMorgan	Weatherford International PLC	9/20/2020	1.000	2,320,000	373,974	(321,025)	(4,704)	48,245	—

Morgan Stanley	ConocoPhillips	6/20/2020	1.000	1,970,000	(34,286)	51,092	(3,885)	12,921	—

Morgan Stanley	ConocoPhillips	6/20/2020	1.000	987,500	(17,186)	25,133	(1,948)	5,999	—

Morgan Stanley	ConocoPhillips	6/20/2020	1.000	987,500	(17,186)	25,671	(1,948)	6,537	—

Morgan Stanley	General Mills, Inc.	6/20/2020	1.000	1,535,000	(51,938)	49,478	(3,027)	—	(5,487)

Morgan Stanley	Goldman Sachs Group, Inc.	9/20/2020	1.000	9,845,000	(2,379)	46,854	(19,417)	25,058	—

Morgan Stanley	Newmont Mining Corp.	6/20/2020	1.000	1,535,000	78,178	(13,362)	(3,027)	61,789	—

Morgan Stanley	Nucor Corp.	9/20/2020	1.000	4,980,000	(28,825)	56,949	(9,822)	18,302	—

Morgan Stanley	Textron, Inc.	9/20/2020	1.000	1,950,000	(19,040)	16,839	(3,846)	—	(6,047)

Morgan Stanley	Time Warner, Inc.	9/20/2020	1.000	1,545,000	(15,474)	22,314	(3,133)	3,707	—

Morgan Stanley	Viacom, Inc.	9/20/2020	1.000	1,545,000	71,823	(77,207)	(3,133)	—	(8,517)

Morgan Stanley*	CDX North America High Yield 24-V1	6/20/2020	5.000	126,531,900	952,085	—	(1,247,745)	—	(295,660)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	53

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Credit Default Swap Contracts Outstanding at August 31, 2015 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	CDX North America Investment Grade 24-V1	6/20/2020	1.000	67,157,916	326,004	—	(174,488)	151,516	—

Total								961,916	(901,700)

*	Centrally cleared swap contract

Credit Default Swap Contracts Outstanding at August 31, 2015

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	FedEx Corp.	6/20/2020	1.000	0.458%	1,535,000	39,087	(36,185)	3,027	5,929	—

Goldman Sachs International	Barrick Gold Corp.	6/20/2020	1.000	2.809%	1,535,000	(123,288)	40,695	3,027	—	(79,566)

Goldman Sachs International	Canadian Natural Resources Ltd.	6/20/2020	1.000	2.391%	1,535,000	(95,236)	(9,708)	3,027	—	(101,917)

Morgan Stanley	Mondelez International, Inc.	6/20/2020	1.000	0.373%	1,535,000	45,290	(49,331)	3,027	—	(1,014)
Total									5,929	(182,497)

**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the value of these securities amounted to $739,947,542 or 14.52% of net assets.

(c)	Variable rate security.

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2015, the value of these securities amounted to $342,484, which represents 0.01% of net assets.

(e)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Notes to Portfolio of Investments (continued)

(f)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at August 31, 2015 was $3,152,254, which represents 0.06% of net assets. Information concerning such security holdings at August 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Afren PLC 12/09/20 0.000%	11/26/2013	200,000

CompuCom Systems, Inc. 05/01/21 7.000%	05/02/2013 - 07/02/2013	274,500

Lone Pine Resources Canada Ltd. 02/15/17 10.375%	2/5/2014	—

Lone Pine Resources Canada Ltd.	2/5/2014	7,499

Lone Pine Resources, Inc., Class A	2/5/2014	—

RALI Trust CMO IO Series 2006-QS18 Class 1AV 12/25/36 0.414%	5/4/2012	995,895

RALI Trust CMO IO Series 2006-QS9 Class 1AV 07/25/36 0.616%	5/9/2012	822,269

RALI Trust CMO IO Series 2007-QS1 Class 2AV 01/25/37 0.169%	5/7/2012	457,820

(g)	Negligible market value.

(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2015, the value of these securities amounted to $2,750,991, which represents 0.05% of net assets.

(i)	Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(j)	Zero coupon bond.

(k)	Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans.

(l)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(m)	Principal and interest may not be guaranteed by the government.

(n)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2015, the value of these securities amounted to $1,203,996 or 0.02% of net assets.

(o)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(p)	Non-income producing investment.

(q)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Capital Gain Distribution ($)	Value ($)
Columbia Short-Term Cash Fund	321,626,587	2,428,477,047	(2,389,513,846)	—	360,589,788	394,018	—	360,589,788

Columbia Mortgage Opportunites Fund, Class I Shares	—	32,906,862	—	—	32,906,862	708,106	68,959	32,733,725

Total	321,626,587	2,461,383,909	(2,389,513,846)	—	393,496,650	1,102,124	68,959	393,323,513

(r)	The rate shown is the seven-day current annualized yield at August 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	55

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

EUR	Euro
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	1,556,223,298	—	1,556,223,298

Residential Mortgage-Backed Securities — Agency	—	1,205,037,388	—	1,205,037,388

Residential Mortgage-Backed Securities — Non-Agency	—	202,723,679	3,729,958	206,453,637

Commercial Mortgage-Backed Securities — Agency	—	105,398,675	—	105,398,675

Commercial Mortgage-Backed Securities — Non-Agency	—	205,679,183	54,883	205,734,066

Asset-Backed Securities — Agency	—	39,702,404	—	39,702,404

Asset-Backed Securities — Non-Agency	—	632,542,392	5,016,915	637,559,307

Inflation-Indexed Bonds	—	149,736,283	—	149,736,283

U.S. Treasury Obligations	915,864,295	14,539,823	—	930,404,118

U.S. Government & Agency Obligations	—	57,621,476	—	57,621,476

Foreign Government Obligations	—	73,909,786	—	73,909,786

Municipal Bonds	—	20,087,165	—	20,087,165

Preferred Debt	19,624,502	—	—	19,624,502

Senior Loans	—	16,240,070	806,010	17,046,080

Common Stocks

Energy	—	—	5,675	5,675

Fixed-Income Funds	32,733,725	—	—	32,733,725

Treasury Bills	274,994	—	—	274,994

Money Market Funds	—	360,589,788	—	360,589,788

Total Investments	968,497,516	4,640,031,410	9,613,441	5,618,142,367

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	76	—	76

Futures Contracts	4,130,387	—	—	4,130,387

Swap Contracts	—	967,845	—	967,845

Liabilities

Futures Contracts	(3,128,901)	—	—	(3,128,901)

Swap Contracts	—	(1,084,197)	—	(1,084,197)

Total	969,499,002	4,639,915,134	9,613,441	5,619,027,577

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	57

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	321,626,587	321,626,587	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the closing prices of similar securities from the issuer and quoted bids from market participants.

Certain senior loans, residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
17,443,436	981,334	981,334	17,443,436

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $5,225,624,489)	$5,224,818,854
Affiliated issuers (identified cost $393,496,650)	393,323,513

Total investments (identified cost $5,619,121,139)	5,618,142,367
Foreign currency (identified cost $45,857)	34,677
Margin deposits	32,988
Unrealized appreciation on forward foreign currency exchange contracts	76
Unrealized appreciation on swap contracts	816,329
Premiums paid on outstanding swap contracts	3,042,336
Receivable for:
Investments sold	138,573,146
Investments sold on a delayed delivery basis	51,046,452
Capital shares sold	18,780,045
Dividends	68,228
Interest	27,977,371
Foreign tax reclaims	60,147
Variation margin	1,185,288
Prepaid expenses	49,976
Trustees’ deferred compensation plan	56,673

Total assets	5,859,866,099

Liabilities
Unrealized depreciation on swap contracts	788,537
Premiums received on outstanding swap contracts	2,505,365
Payable for:
Investments purchased	210,565,755
Investments purchased on a delayed delivery basis	530,482,826
Capital shares purchased	9,931,472
Dividend distributions to shareholders	6,714,519
Variation margin	581,139
Investment management fees	170,479
Distribution and/or service fees	104,654
Transfer agent fees	233,410
Administration fees	23,932
Compensation of board members	1,552
Chief compliance officer expenses	404
Other expenses	190,507
Trustees’ deferred compensation plan	56,673
Other liabilities	57,070

Total liabilities	762,408,294

Net assets applicable to outstanding capital stock	$5,097,457,805

Represented by
Paid-in capital	$5,091,226,025
Undistributed net investment income	4,382,995
Accumulated net realized gain	1,952,269
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(805,635)
Investments — affiliated issuers	(173,137)
Foreign currency translations	(9,922)
Forward foreign currency exchange contracts	76
Futures contracts	1,001,486
Swap contracts	(116,352)

Total — representing net assets applicable to outstanding capital stock	$5,097,457,805

Class A
Net assets	$5,097,457,805
Shares outstanding	506,683,975
Net asset value per share	$10.06

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	59

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$1,627,338

Dividends — affiliated issuers	1,102,124

Interest	126,883,370

Total income	129,612,832

Expenses:

Investment management fees	19,958,476

Distribution and/or service fees

Class A	12,159,835

Transfer agent fees

Class A	3,161,564

Administration fees	2,809,022

Compensation of board members	108,982

Custodian fees	114,027

Printing and postage fees	245,977

Registration fees	138,494

Professional fees	185,565

Chief compliance officer expenses	2,411

Other	87,865

Total expenses	38,972,218

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(66,602)

Total net expenses	38,905,616

Net investment income	90,707,216

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	31,557,157

Investments — affiliated issuers	54,572

Capital gain distributions from underlying affiliated funds	68,959

Foreign currency translations	(50,580)

Forward foreign currency exchange contracts	1,535,700

Futures contracts	(11,997,736)

Swap contracts	(3,950,229)

Net realized gain	17,217,843

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(97,084,414)

Investments — affiliated issuers	(173,137)

Foreign currency translations	(7,034)

Forward foreign currency exchange contracts	(98,038)

Futures contracts	2,987,988

Swap contracts	2,407,838

Net change in unrealized depreciation	(91,966,797)

Net realized and unrealized loss	(74,748,954)

Net increase in net assets resulting from operations	$15,958,262

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations

Net investment income	$90,707,216	$86,262,083

Net realized gain (loss)	17,217,843	(5,117,692)

Net change in unrealized appreciation (depreciation)	(91,966,797)	156,981,309

Net increase in net assets resulting from operations	15,958,262	238,125,700

Distributions to shareholders

Net investment income

Class A	(95,037,479)	(82,851,418)

Net realized gains

Class A	—	(12,839,330)

Total distributions to shareholders	(95,037,479)	(95,690,748)

Increase in net assets from capital stock activity	520,316,679	499,907,214

Total increase in net assets	441,237,462	642,342,166

Net assets at beginning of year	4,656,220,343	4,013,878,177

Net assets at end of year	$5,097,457,805	$4,656,220,343

Undistributed net investment income	$4,382,995	$6,841,300

The accompanying Notes to Financial Statements are an integral part of this statement.

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	147,095,790	1,501,600,269	166,652,463	1,676,617,283

Distributions reinvested	9,334,150	95,037,274	9,531,789	95,690,368

Redemptions	(105,705,717)	(1,076,320,864)	(127,035,349)	(1,272,400,437)

Net increase	50,724,223	520,316,679	49,148,903	499,907,214

Total net increase	50,724,223	520,316,679	49,148,903	499,907,214

The accompanying Notes to Financial Statements are an integral part of this statement.

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.21	$9.87	$10.24	$10.00

Income from investment operations:

Net investment income	0.19	0.21	0.19	0.08

Net realized and unrealized gain (loss)	(0.14)	0.36	(0.30)	0.24

Total from investment operations	0.05	0.57	(0.11)	0.32

Less distributions to shareholders:

Net investment income	(0.20)	(0.20)	(0.19)	(0.08)

Net realized gains	—	(0.03)	(0.07)	—

Total distributions to shareholders	(0.20)	(0.23)	(0.26)	(0.08)

Net asset value, end of period	$10.06	$10.21	$9.87	$10.24

Total return	0.49%	5.86%	(1.16%)	3.17%

Ratios to average net assets(b)

Total gross expenses	0.80%	0.80%	0.79%	0.81	%(c)

Total net expenses(d)	0.80%	0.80%	0.79%	0.81	%(c)

Net investment income	1.86%	2.09%	1.88%	2.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5,097,458	$4,656,220	$4,013,878	$4,741,043

Portfolio turnover	269%	207%	213%	78%

Notes to Financial Highlights

(a)	Based on operations from April 20, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Active Portfolios® Multi-Manager Core Plus Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

64	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties.

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the

66	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, and to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage the duration and yield curve exposure of the fund versus the benchmark. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	967,845	*
Credit risk	Premiums paid on outstanding swap contracts	3,042,336
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	76
Interest rate risk	Net assets — unrealized appreciation on futures contracts	4,130,387	*
Total		8,140,644

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	1,084,197	*
Credit risk	Premiums received on outstanding swap contracts	2,505,365
Interest rate risk	Net assets — unrealized depreciation on futures contracts	3,128,901	*
Total		6,718,463

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(4,618,608)	(4,618,608)

Foreign exchange risk	1,535,700	—	—	1,535,700

Interest rate risk	—	(11,997,736)	668,379	(11,329,357)

Total	1,535,700	(11,997,736)	(3,950,229)	(14,412,265)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	2,407,087	2,407,087

Foreign exchange risk	(98,038)	—	—	(98,038)

Interest rate risk	—	2,987,988	751	2,988,739

Total	(98,038)	2,987,988	2,407,838	5,297,788

The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	346,467,729
Futures contracts — Short	349,220,403
Credit default swap contracts — buy protection	400,061,524
Credit default swap contracts — sell protection	4,051,250

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	55,712	(1,828)
Interest rate swap contracts	378,126	(320,229)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2015.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2015:

	Barclays ($)	Citibank ($)	Goldman Sachs & Co. ($)	J.P. Morgan Securities, Inc. ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS Securities ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	594,086	—	594,086
Forward foreign currency exchange contracts	—	—	—	—	—	—	76	76
OTC credit default swap contracts(c)	123,356	837,456	543,456	1,770,386	192,158	—	—	3,466,812
Total Assets	123,356	837,456	543,456	1,770,386	192,158	594,086	76	4,060,974
Liabilities
OTC credit default swap contracts(c)	—	1,341,254	1,153,359	174,096	233,340	—	—	2,902,049
Total Liabilities	—	1,341,254	1,153,359	174,096	233,340	—	—	2,902,049
Total Financial and Derivative Net Assets	123,356	(503,798)	(609,903)	1,596,290	(41,182)	594,086	76	1,158,925
Total collateral received (pledged)(d)	—	(503,798)	(452,977)	1,596,290	(41,182)	—	—	598,333
Net Amount(e)	123,356	—	(156,926)	—	—	594,086	76	560,592

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e)	Represents the net amount due from/ (to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.30% as the Fund’s net assets increase. The effective investment

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

management fee rate for the year ended August 31, 2015 was 0.41% of the Fund’s average daily net assets.

Effective September 24, 2014, the Investment Manager has voluntarily agreed to waive the investment management fee charged to the Fund on its assets that are invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment management services fee to the Investment Manager. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with Federated Investment Management Company and TCW Investment Management Company, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.06% of the Fund’s average daily net assets.

Effective September 24, 2014, the Investment Manager has voluntarily agreed to waive the administration fee charged to the Fund on its assets that are invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment management services fee to the Investment Manager. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the

Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliated Funds

For the year ended August 31, 2015, the Fund engaged in purchase and/or sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $39,539,834, and $20,728,433, respectively. The sale transactions resulted in a net realized gain of $166,720.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of Class A shares was 0.07%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	0.86%	0.84%

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distributions, foreign currency transactions, non-deductible expenses, re-characterization of distributions for investments, derivative investments, tax straddles and adjustments on certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,871,958
Accumulated net realized gain	(1,871,958)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2015 ($)	Year Ended August 31, 2014 ($)
Ordinary income	95,037,479	83,652,263
Long-term capital gains	—	12,038,485
Total	95,037,479	95,690,748

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$21,592,043
Net unrealized depreciation	(4,966,916)

At August 31, 2015, the cost of investments for federal income tax purposes was $5,623,109,283 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$59,800,586
Unrealized depreciation	(64,767,502)
Net unrealized depreciation	$(4,966,916)

For the year ended August 31, 2015, $10,235,782 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $13,854,765,792 and $13,093,921,846, respectively, for the year ended August 31, 2015, of which $11,472,808,133 and $11,109,124,340, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Shareholder Concentration Risk

At August 31, 2015, affiliated shareholders of record owned 100.00% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their

76	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Core Plus Bond Fund (the “Fund,” a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

October 22, 2015

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	0.87%
Dividends Received Deduction	0.75%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004	60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60	DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60	Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation
Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non- profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

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TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and Federated Investment Management Company and TCW Investment Management Company (the Subadvisers) with respect to Active Portfolios® Multi-Manager Core Plus Bond Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement) combining the Advisory Agreement and the Fund’s existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund’s next annual prospectus update. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements (collectively, the Agreements).

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements for the Fund included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund’s average annual net assets from January 1, 2016 through December 31, 2016;

•	The terms and conditions of the Agreements;

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BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

•

The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement[1] and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•

Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance system by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Committee and the Board also noted that the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees’ important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund’s best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the

[1]	Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

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BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and the Subadvisory Agreements and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund’s performance was in the sixty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the Subadvisory Agreements and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement and the Subadvisory Agreement, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund’s actual management fee and net expense ratio are both ranked in the fourth quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that

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BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

each Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement and the Subadvisory Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to each Subadviser thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The

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BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

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ACTIVE PORTFOLIOS® MULTI-MANAGER CORE PLUS BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	89

Active Portfolios® Multi-Manager Core Plus Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN101_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Active Portfolios® Multi-Manager Small Cap Equity Fund (the Fund) Class A shares returned 1.90% for the 12-month period that ended August 31, 2015.

■	The Fund outperformed its benchmark, the Russell 2000 Index, which returned 0.03% over the same period.

■	The Fund’s relative outperformance was driven by individual stock selection from the advisor and each of the Fund’s three subadvisers.

Average Annual Total Returns (%) (for period ended August 31, 2015)
	Inception	1 Year	Life
Class A	04/20/12	1.90	12.59
Russell 2000 Index		0.03	13.01

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Small Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Columbia Management Investment Advisers, LLC

Christian Stadlinger, Ph.D., CFA

Jarl Ginsberg, CFA, CAIA

Conestoga Capital Advisors, LLC

Robert Mitchell

Joseph Monahan

Dalton, Greiner, Hartman, Maher & Co., LLC

Bruce Geller, CFA

Jeffery Baker, CFA

Peter Gulli, CFA

Edward Turville, CFA

EAM Investors, LLC

Montie Weisenberger

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2015)
iShares Russell 2000 ETF	5.5
iShares Russell 2000 Value ETF	4.1
Vanguard Russell 2000 ETF	1.4
SPS Commerce, Inc.	1.0
Omnicell, Inc.	0.9
Radian Group, Inc.	0.9
Stamps.com, Inc.	0.8
AAON, Inc.	0.8
PDC Energy, Inc.	0.7
Proto Labs, Inc.	0.7

Percentages indicated are based upon total investments (excluding Money Market Funds.)

The Fund is managed by three independent money management firms and by Columbia Management Investment Advisers, LLC (CMIA) with each investing a portion of the portfolio’s assets. As of August 31, 2015, Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM), EAM Investors, LLC (EAM), Conestoga Capital Advisors LLC (Conestoga) and CMIA managed approximately 20%, 20%, 20% and 20% of the portfolio, respectively. CMIA also manages a liquidity sleeve to help manage cash flow, which accounted for 20% of the portfolio.

On October 20, 2015, the Fund’s Board of Trustees approved the addition of BMO Asset Management Corp. to manage a portion of the Fund’s assets, effective on or about October 26, 2015.

For the 12-month period that ended August 31, 2015, the Fund’s Class A shares returned 1.90%. The Fund outperformed its benchmark, the Russell 2000 Index, which returned 0.03% over the same period. The Fund’s relative outperformance was driven by individual stock selection from each of the Fund’s four managers.

Heightened Volatility Left Small-Cap Equities Generally Flat

U.S. small cap equities began the fiscal period with a precipitous six-week drop, driven in large part by double-digit declines in dozens of energy stocks that fell in concert with falling oil prices. But despite lower oil prices — as well as worries that included the end of quantitative easing in the U.S. — speculation about higher interest rates, geopolitical unrest and slowing global economic growth, U.S. equity markets, including small cap equities, rebounded as investors seemed to shrug off the mounting concerns. In addition, persistently low interest rates supported equities, especially utilities stocks, which benefited as investors seeking income allocated capital to the sector. The strong U.S. dollar further bolstered U.S. companies with greater domestic focus, which generally was reflected in the decisive outperformance of small-cap stocks over their larger cap counterparts. Indeed, the benchmark reached an all-time high approximately midway through the period.

As the period progressed, severe winter weather in the Northeast and a West Coast port strike significantly affected many U.S. businesses, particularly those in the consumer sectors. Markets also saw a distinct divergence between investment styles, as growth-oriented stocks began to significantly outperform value-oriented stocks, reflecting, we believe, a continuation of investors’ appetite for risk despite increasing volatility. Prospects for a strengthening U.S. economy likely were the impetus. Encouraging signs of economic recovery became more apparent, including increased merger and acquisition activity, more robust hiring by employers that brought the U.S. unemployment rate down to 5.1%, rising disposable income, a slight weakening of the U.S. dollar and rising sales of new and existing homes. Not even long-simmering worries about Greece, which reached full boil and overshadowed declining energy prices as a key investor concern, could sidetrack positive investor sentiment. In mid-June 2015, the benchmark yet again reached intraday and closing record highs.

Equity markets abruptly reversed course as the period came to a close, with major indices pulling back by 10% or more. Key factors driving the correction were increased concerns about slowing global economic growth, especially in China, and a continuing plunge in oil prices. Markets staged brief rallies,

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

based primarily on economic data such as an upward revision in U.S. GDP, jobless claims remaining near a four-decade low, and homebuilder confidence climbing to near decade highs. However, most U.S. equity indices finished the 12-month period ended August 31, 2015 with flat or negative returns.

Individual Stock Selection Impacted Fund Performance Most

DGHM: Our portion of the Fund underperformed the benchmark during the period, attributable primarily to an underweight allocation to the strongly performing health care sector and an overweight exposure to the poorly performing energy sector. Stock selection in the consumer durables and technology industries also detracted. Still, stock selection overall added to relative results, proving particularly effective in the basic materials, consumer services and miscellaneous financials market segments.

The individual positions in our portion of the Fund’s portfolio that contributed most positively were Entravision Communications, Molina Healthcare and Global Brass and Copper Holdings. Entravision Communications, an owner and operator of television and radio stations primarily serving the Spanish language markets, benefited from stronger than expected earnings and increasing value of the spectrum it owns, as reflected in auctions held during the period. Molina Healthcare, a Medicaid and managed care company, benefited from improving fundamentals. Global Brass and Copper Holdings, a converter, fabricator and distributor of specialized brass and copper products, performed well, as restructuring during the economic downturn had positively positioned the company to capitalize on the upturn in its end markets, especially building and housing.

Individual positions that disappointed most during the period were LB Foster, Precision Drilling and Bill Barrett. Shares of LB Foster, a manufacturer of products for the railroad, construction and energy markets, declined due to an ongoing dispute with Union Pacific about defective concrete railroad ties and the loss of future business with Union Pacific. Both Precision Drilling, an oil services company that produces land-based drilling rigs, and Bill Barrett, an exploration and production energy company, saw their respective shares decline due mainly to dropping oil and gas prices. We sold our portion of the Fund’s position in Bill Barrett by the end of the period.

EAM: Our portion of the Fund outperformed the benchmark due primarily to a sizable overweight to and strong stock selection within the health care sector, the best performing sector within the benchmark during the period. Relative performance was also enhanced, but to a lesser extent, by effective stock selection in the materials & processing, energy and consumer discretionary sectors. Having an underweight allocation to energy, by far the worst performing sector in the benchmark during the period, also helped. Such positive contributors were only partially offset by an underweight in financial services, which outpaced the benchmark during the period, and weak stock selection in technology, utilities and consumer staples, which detracted. At a process-driven level, exposure to medium-term momentum added value, as did our inherent growth bias, while market volatility was a negative hurdle.

Positions in three biotechnology companies were top contributors to our portion of the Fund’s results, namely Receptos, Agios Pharmaceuticals and

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

Portfolio Breakdown (%) (at August 31, 2015)
Common Stocks	78.2
Exchange-Traded Funds	9.7
Money Market Funds	12.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at August 31, 2015)
Consumer Discretionary	11.9
Consumer Staples	1.8
Energy	3.1
Financials	21.9
Health Care	19.0
Industrials	15.1
Information Technology	20.6
Materials	3.8
Telecommunication Services	0.1
Utilities	2.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Esperion Therapeutics. Receptos announced better than expected Phase II results for its lead multiple sclerosis drug and differentiated itself from its competition with a superior cardiac and hepatic safety profile. Agios Pharmaceuticals announced an earlier than expected readout for Phase I data on a treatment for mutant hematologic malignancies, which, when presented, was positive, validating its technology platform and opening opportunities for the company in cancer metabolism. Esperion Therapeutics saw its stock soar after its announcement of positive results from its Phase 2b study of a product designed to target known lipid and carbohydrate metabolic pathways to lower cholesterol and to avoid many of the side effects associated with existing therapies.

The biggest individual detractors from our portion of the Fund’s results during the period were oncology-focused pharmaceuticals company Sunesis Pharmaceuticals, crude oil producer Callon Petroleum and low-carbon renewable fuels producer Pacific Ethanol. Sunesis Pharmaceuticals reported that its key pipeline drug, Valor, missed its primary endpoint indication in Phase III testing, leading us to sell the position. Callon Petroleum issued positive guidance and executed well but saw its shares decline on the impact of falling oil prices on crude producers. Shares of Pacific Ethanol declined, as the benefit of the drop in corn prices was not enough to offset the impact of falling ethanol prices and increased transportations costs.

Conestoga: Our portion of the Fund outperformed the benchmark during the period due primarily to an emphasis on growth stocks, which significantly outpaced value stocks. Stock selection also added to relative returns, as did sector allocation.

More specifically, stock selection was strongest in the information technology and materials sectors. Sector allocation was strongest in health care, as the Fund had an overweight position in what was the only sector in the benchmark to post double-digit positive returns during the period. Performance by the biotechnology and pharmaceutical industries led the sector’s results. Only partially offsetting these positive contributors was the detracting effect of having underweight allocations to financials and consumer discretionary, and having no exposure to consumer staples. Each of these three sectors outpaced the benchmark during the period.

The biggest individual contributors to our portion of the Fund’s results were Stamps.com, a shipping and postage solutions provider; Repligen, a biotechnology firm; and Tyler Technologies, a provider of software services to municipal governments. Stamps.com delivered strong earnings results through most of the period, and, at the end of the first quarter of 2015, announced its intent to purchase Endicia, another shipping service company, from Newell Rubbermaid, an acquisition viewed favorably by the market. Repligen performed strongly along with stocks in the biotechnology and pharmaceutical industries broadly. Tyler Technologies enjoyed revenue and earnings growth, as adoption of its financial and judicial management software systems has remained steady as municipalities seek to improve efficiencies in their operations.

Positions in oil and gas exploration and production company Contango Oil & Gas, 3D printer and production systems provider Stratasys and mini-conglomerate Raven Industries detracted most from our portion of the Fund’s results. Contango Oil & Gas operates offshore in the shallow water of the Gulf of Mexico and in the onshore Gulf Coast region of the U.S. During

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

the period, we saw a sizable decline in the company’s onshore production and lackluster results in its exploration program. We sold our portion of the Fund’s position in the company. Stratasys encountered an intensifying competitive environment during the period and also announced a multi-year spending initiative, and we opted to sell our portion of the Fund’s position in the company. Raven Industries experienced disappointing results due to weakness in its applied technology business segment. This segment, which manufactures and sells farming technologies, was negatively impacted by the cyclical downturn in agricultural spending during the past few years. Raven Industries implemented cost reductions across two of its divisions as a result. We trimmed our portion of the Fund’s position in Raven Industries but continue to monitor developments closely.

CMIA: During the period, our portion of the Fund outperformed the Russell 2000 Value Index, against which our portion of the Fund is managed. Stock selection was the primary driver of outperformance relative to the Russell 2000 Value Index in our portion of the Fund — particularly in the financials, energy and consumer discretionary sectors. Within financials, banks and insurers delivered double-digit positive returns, driven to a large degree by prospects of an interest rate hike. In energy, contrary to broad sector results, several of our portion of the Fund’s holdings produced gains based on strong fundamentals. In consumer discretionary, stock selection in the textiles, apparel and luxury goods industry proved especially effective. Sector allocation, particularly an overweight to health care, and having a cash position amidst such volatility in the U.S. equity market, also added value. Only partially offsetting these positive contributors was stock selection and positioning in materials, consumer staples and information technology, which detracted.

From an individual holdings perspective, the top three positive contributors to our portion of the Fund’s results were footwear designer and marketer Skechers U.S.A., drug delivery technologies provider Catalent and veterinary hospitals operator VCA, each of which produced substantial gains during the annual period. Shares of Skechers U.S.A. advanced strongly on robust athletic and apparel trends in the U.S. as well as on product innovation combined with a sound marketing strategy and broad expansion internationally. Catalent experienced strong growth in its products distribution and saw its shares rise on strong fundamentals despite foreign-exchange headwinds in some of its business segments. VCA’s shares rose as the company showed better comparative sales across its veterinary clinics. We took some profits during the period by trimming our portion of the Fund’s position in Skechers U.S.A. We added to our portion of the Fund’s positions in Catalent and VCA during the period.

The biggest individual detractors from our portion of the Fund’s results were Goodrich Petroleum, an oil and gas exploration and production company; AK Steel Holding, a steel producer; and Trinity Industries, a machinery company — each of which posted double-digit negative returns during the period. Shares of Goodrich Petroleum declined in concert with falling oil prices. Shares of AK Steel fell on weak forward guidance due to declining steel prices. Trinity Industries’ shares dropped on competitive pressures from the trucking industry and on concerns that falling energy prices may reduce the need for the company’s rail tank cars used to transport oil within the U.S. We exited our portion of the Fund’s positions in Goodrich Petroleum

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

and AK Steel Holding during the period and added to its position in Trinity Industries based on our outlook for improving order volume.

Changes Driven By Bottom-Up Stock Selection

DGHM: We initiated a position in our portion of the Fund during the period in Patterson-UTI Energy, a North American oil service company providing drilling and pressure pumping. Both businesses are capital intensive and deeply cyclical. Patterson-UTI Energy is a leading provider of “Tier 1” rigs, which have the capability to drill the deep horizontal wells required in most shale plays. The company has also been the beneficiary of increasing fracking intensity and well count. Its stock had been weak due to the decline in oil prices, which affected demand for its services, but we believe that once the price of oil stabilizes and begins to recover, Patterson-UTI Energy may well begin to see an increase in demand, supporting a stock price recovery. We established a position in our portion of the Fund in Merit Medical Systems, a medical technology company producing a variety of single use products, primarily for interventional cardiology. The company also has products for radiology, endoscopy and pulmonology. The company has had a poor track record, as its margins have been in a decade-long decline with sales growing in the low double-digits. However, we believe that its management is now focused on returns and that its operating margins are poised to expand should sales growth continue as anticipated. In turn, this should lead to multiple expansion. In addition to the sale of Bill Barrett, already mentioned, we sold our portion of the Fund’s position in Spirit Airlines, an ultra-low cost, point-to-point airline serving the leisure market in the U.S. and the Caribbean, as it reached what we considered full valuation. We also exited our portion of the Fund’s position in Gray Television, a television owner/operator, due to its share price reaching our valuation estimate, its high leverage and some difficult fundamental trends.

We do not engage in significant sector timing activities. Based on individual stock selection, our portion of the Fund was overweight relative to the benchmark in financials, industrials and utilities and was underweight in non-cyclicals, technology and consumer cyclicals at the end of the period.

EAM: We initiated a Fund position in Eagle Pharmaceuticals, a specialty pharmaceutical company focused on developing and commercializing injectable products primarily in the critical care and oncology areas, utilizing a streamlined regulatory pathway available from the FDA for companies making different methods for delivering existing and approved drugs. We established a position in Abiomed, a manufacturer of medical implant devices on news that one of its devices used in certain high risk coronary procedures, including stenting and angioplasty, had cleared a significant regulatory hurdle.

We sold our portion of the Fund’s position in Sanchez Energy, an independent exploration and production company, after new guidance pointed to a change in its production mix. We exited our portion of the Fund’s position in metal producer Century Aluminum after estimates revised down on lowered base metal price forecasts from a JP Morgan metal strategist.

Changes in sector allocation are a by-product of our purely bottom-up investment process. That said, overall, we increased our portion of the

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Fund’s exposure relative to the benchmark in health care and technology during the period. We decreased relative allocations to producer durables and energy. As of August 31, 2015, our portion of the Fund was overweight relative to the benchmark in health care, technology and materials & processing and underweight relative to the benchmark in financial services, producer durables, utilities, and consumer discretionary. Our portion of the Fund was rather neutrally weighted to the benchmark in consumer staples and had no exposure to energy at the end of the period.

Conestoga: During the period, we established new positions in our portion of the Fund in Mobile Mini, the world’s leading provider of portable storage solutions; Rogers, a supplier of specialty materials products across a wide range of end markets; and Vascular Solutions, a medical device developer focused on clinical solutions for coronary and peripheral vascular procedures.

We sold our portion of the Fund’s positions in Acacia Research, which acquires, develops and enforces patented technologies. Our decision was based on the fact that its revenue stream has been increasingly difficult to analyze and predict. We exited Geospace Technologies, a company that designs and manufactures instruments and equipment used in the acquisition and processing of seismic data as well as in the characterization and monitoring of producing oil and gas reservoirs. Given that we believe there may be an extended down cycle in the seismic industry, we opted to sell. We began selling our portion of the Fund’s position in Profire Energy late in the first quarter of 2015 and completed all sales early in the second calendar quarter. Profire Energy is the leading manufacturer of burner management systems for the upstream and midstream constituents of the oil and gas industry. During the period, Profire Energy was negatively affected by the sharp drop in oil prices and by the lowering of exploration and production capital expenditure budgets by its clients.

At Conestoga, sector allocations are driven more by our bottom-up stock selection process than by any top-down or sector level research. Based on individual stock selection decisions, our portion of the Fund’s weighting in the energy sector decreased during the period and its exposures to the industrials and health care sectors modestly increased. At the end of August 2015, our portion of the Fund was overweight relative to the benchmark in health care, industrials and information technology; underweight in consumer discretionary, consumer staples, financials, materials and utilities; and relatively neutral in energy and telecommunication services.

CMIA: During the period, we established a position in First American Financial, a California-based real estate and mortgage insurer that has been exhibiting strong revenue and margin trends. We also initiated a position in Beacon Roofing Supply, based on our positive long-term outlook for residential roofing trends. In addition to those sales already mentioned, we exited our portion of the Fund’s position in Del Frisco’s Restaurant Group, which experienced operational issues, putting pressure on its comparative results. The company also missed targets on earnings and lowered its guidance.

Based on our individual fundamental, bottom-up stock selection process, notable sector shifts in our portion of the Fund included increased allocations to financials, consumer discretionary and industrials and decreased exposure to materials, information technology and energy.

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

At the end of the period, our portion of the Fund was overweight relative to the Russell 2000 Value Index in the health care and consumer discretionary sectors. Our portion of the Fund was underweight relative to the Russell 2000 Value Index in financials, information technology, utilities and telecommunication services and was rather neutrally weighted to the Russell 2000 Value Index in consumer staples, materials, energy and industrials at the end of August 2015.

Looking Ahead

DGHM: We do not employ macroeconomic analysis in a conventional fashion. Each sector specialist includes a global perspective, featuring a risk/reward assessment, in his or her stock selection. With that understanding, our approach in light of the global macroeconomic issues has been to emphasize our focus on strength of balance sheet and to proceed with some caution by favoring high quality companies.

EAM: Going forward, we intend to continue to execute our disciplined, bottom-up investment process, which seeks to capitalize on companies benefiting from positive fundamental change, in a timely fashion. That said, we also intend to continue to position our portion of the Fund in securities with characteristics we believe may enable them to outperform their small cap peers over our typical investment horizon. Key characteristics we look for include positive changes in relative price strength confirmed by above average volume; better than expected financial performance (i.e., positive financial surprise, positive estimate revision, increases in financial guidance, etc.); robust fundamental developments and strategies that may lead to future financial surprise and accelerating growth rates; and attractive relative valuations (i.e., trading at a discount to expected growth rates, historical multiples and/or peer multiples). We believe securities with these characteristics are best positioned to perform well, as stock price appreciation may be driven by rising financial performance and related expectations and/or valuation multiple expansion.

Conestoga: At this time, we expect the U.S. equity market to be driven in the near term by the timing and pace of Federal Reserve (Fed) interest rate increases as well as by ongoing developments in overseas markets. Clearly, economic and employment growth in the U.S. will impact the equity market as well. Regardless of economic and market conditions, we intend, in managing our portion of the Fund, to remain focused on companies that we believe have sustainable earnings growth and higher earnings stability. During the past few years, the equity market has been supported in large part by loss-making companies. We do not think this trend is sustainable. With increased volatility and the Fed poised to increase interest rates, we believe our portion of the Fund is well positioned going forward.

CMIA: We believe our focus on small-cap value companies with what we consider to be strong underlying earnings prospects and attractively priced shares has the potential to reward investors over the long term. We remain disciplined in our research of those companies where we believe the valuation gap is likely to shrink in the near term and look for a company’s upward inflection point — that is, we seek stocks that are, in our view, both inexpensive and demonstrating improving operating performance and operating metrics. As we do this, three categories of opportunity typically come to light: 1) companies with compressed near-term operating

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

fundamentals, which managers believe are poised to expand within a reasonable timeframe; 2) companies in industries that may be out of favor; and 3) “out of the limelight” companies missed by the Wall Street research community. Going forward, we expect our portion of the Fund’s performance to continue to be driven by our bottom-up stock selection process and for this process to continue to drive sector allocations.

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	974.10	1,018.35	6.90	7.06	1.38

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset-based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 78.1%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 9.3%
Auto Components 1.2%

American Axle & Manufacturing Holdings, Inc.(a)	58,100	1,173,620

Dorman Products, Inc.(a)	149,525	7,528,584

Tenneco, Inc.(a)	29,200	1,373,860

Tower International, Inc.(a)	251,088	6,139,101

Total		16,215,165

Automobiles 0.3%

Thor Industries, Inc.	80,543	4,396,037

Diversified Consumer Services 1.1%

2U, Inc.(a)	56,031	1,959,404

Grand Canyon Education, Inc.(a)	115,600	4,272,576

Nord Anglia Education, Inc.(a)	111,200	2,284,048

ServiceMaster Global Holdings, Inc.(a)	160,839	5,658,316

Total		14,174,344

Hotels, Restaurants & Leisure 1.5%

Bloomin’ Brands, Inc.	88,000	1,821,600

ClubCorp Holdings, Inc.	102,090	2,298,046

Dave & Buster’s Entertainment, Inc.(a)	107,332	3,696,514

Del Taco Restaurants, Inc.(a)	124,234	1,576,529

Diamond Resorts International, Inc.(a)	54,874	1,393,251

Penn National Gaming, Inc.(a)	150,000	2,724,000

Red Robin Gourmet Burgers, Inc.(a)	32,000	2,521,280

Six Flags Entertainment Corp.	50,576	2,274,403

Sonic Corp.	54,386	1,468,422

Total		19,774,045

Household Durables 0.9%

Helen of Troy Ltd.(a)	40,000	3,405,600

Installed Building Products, Inc.(a)	69,106	1,846,512

LGI Homes, Inc.(a)	84,145	2,191,136

Libbey, Inc.	45,373	1,598,945

Ryland Group, Inc. (The)	63,000	2,724,120

Total		11,766,313

Internet & Catalog Retail 0.2%

Nutrisystem, Inc.	62,200	1,740,356

Wayfair, Inc., Class A(a)	25,326	944,660

Total		2,685,016

Leisure Products 0.2%

Callaway Golf Co.	252,285	2,232,722

Common Stocks (continued)
Issuer	Shares	Value ($)
Media 1.2%

AMC Entertainment Holdings, Inc., Class A	48,000	1,391,040

Entravision Communications Corp., Class A	631,707	5,085,241

Gray Television, Inc.(a)	146,533	1,698,318

Media General, Inc.(a)	121,207	1,424,182

Morningstar, Inc.	31,500	2,513,070

Nexstar Broadcasting Group, Inc., Class A	43,112	2,003,846

Sinclair Broadcast Group, Inc., Class A	79,500	2,129,010

Total		16,244,707

Specialty Retail 1.9%

American Eagle Outfitters, Inc.	184,000	3,131,680

Cato Corp. (The), Class A	86,836	3,050,549

Children’s Place, Inc. (The)	36,000	2,157,120

Express, Inc.(a)	101,671	2,074,088

Genesco, Inc.(a)	53,361	3,195,790

Guess?, Inc.	64,500	1,426,095

Hibbett Sports, Inc.(a)	63,800	2,520,100

Kirkland’s, Inc.	215,364	4,806,925

Party City Holdco, Inc.(a)	118,000	1,998,920

TravelCenters of America LLC(a)	147,000	1,733,130

Total		26,094,397

Textiles, Apparel & Luxury Goods 0.8%

G-III Apparel Group Ltd.(a)	37,753	2,617,415

Oxford Industries, Inc.	21,367	1,798,247

Sequential Brands Group, Inc.(a)	159,200	2,606,104

Skechers U.S.A., Inc., Class A(a)	25,258	3,554,811

Total		10,576,577

Total Consumer Discretionary		124,159,323

CONSUMER STAPLES 1.4%
Food & Staples Retailing 0.6%

SpartanNash Co.	70,000	1,981,000

SUPERVALU, Inc.(a)	246,100	2,027,864

Weis Markets, Inc.	99,969	4,063,740

Total		8,072,604

Food Products 0.7%

John B. Sanfilippo & Son, Inc.	34,725	1,794,935

Pinnacle Foods, Inc.	45,002	2,017,890

Post Holdings, Inc.(a)	29,532	1,927,849

TreeHouse Foods, Inc.(a)	37,000	2,936,690

Total		8,677,364

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.1%

Nu Skin Enterprises, Inc., Class A	39,000	1,781,520

Total Consumer Staples		18,531,488

ENERGY 2.4%
Energy Equipment & Services 0.7%

Patterson-UTI Energy, Inc.	403,720	6,572,561

Precision Drilling Corp.	687,391	3,306,351

Total		9,878,912

Oil, Gas & Consumable Fuels 1.7%

Aegean Marine Petroleum Network, Inc.	113,100	956,826

Carrizo Oil & Gas, Inc.(a)	19,500	710,385

Delek U.S. Holdings, Inc.	54,600	1,679,496

Matador Resources Co.(a)	361,000	8,270,510

Parsley Energy, Inc., Class A(a)	41,300	710,360

PDC Energy, Inc.(a)	152,014	8,540,147

Teekay Tankers Ltd., Class A	259,500	1,525,860

Total		22,393,584

Total Energy		32,272,496

FINANCIALS 17.1%
Banks 7.0%

Ameris Bancorp	76,500	2,086,155

Associated Banc-Corp.	238,783	4,384,056

Bank of the Ozarks, Inc.	65,600	2,742,080

Capital Bank Financial Corp. Class A(a)	31,295	962,947

Cathay General Bancorp	58,000	1,718,540

Community Bank System, Inc.	94,400	3,366,304

Community Trust Bancorp, Inc.	89,323	3,135,237

Customers Bancorp, Inc.(a)	84,000	2,058,840

FCB Financial Holdings, Inc., Class A(a)	57,224	1,887,248

First Midwest Bancorp, Inc.	279,852	4,936,589

FirstMerit Corp.	158,000	2,837,680

Fulton Financial Corp.	331,606	4,032,329

Great Western Bancorp, Inc.	71,317	1,795,049

Hancock Holding Co.	144,352	4,053,404

Hilltop Holdings, Inc.(a)	108,700	2,244,655

Independent Bank Corp.	76,400	3,460,156

LegacyTexas Financial Group, Inc.	60,600	1,716,192

National Penn Bancshares, Inc.	434,431	5,219,688

Old National Bancorp	338,624	4,673,011

PrivateBancorp, Inc.	89,400	3,383,790

Common Stocks (continued)
Issuer	Shares	Value ($)
Prosperity Bancshares, Inc.	21,500	1,110,905

Renasant Corp.	119,300	3,738,862

Sandy Spring Bancorp, Inc.	245,662	6,306,144

Sterling Bancorp	242,200	3,398,066

Umpqua Holdings Corp.	164,100	2,742,111

Union Bankshares Corp.	135,800	3,204,880

WesBanco, Inc.	106,592	3,281,968

Western Alliance Bancorp(a)	109,900	3,354,148

Wilshire Bancorp, Inc.	250,200	2,672,136

Wintrust Financial Corp.	60,100	3,065,100

Total		93,568,270

Capital Markets 0.7%

Triplepoint Venture Growth BDC Corp.	37,666	448,978

Virtu Financial, Inc. Class A	93,700	2,205,698

Westwood Holdings Group, Inc.	108,700	6,033,937

WisdomTree Investments, Inc.	67,077	1,257,694

Total		9,946,307

Diversified Financial Services 0.1%

AgroFresh Solutions, Inc.(a)	146,452	1,427,907

Insurance 3.0%

American Equity Investment Life Holding Co.	231,390	5,613,521

AMERISAFE, Inc.	70,300	3,285,822

Amtrust Financial Services, Inc.	42,000	2,442,300

Argo Group International Holdings Ltd.	65,500	3,666,690

CNO Financial Group, Inc.	150,800	2,697,812

Crawford & Co., Class B	225,299	1,437,408

First American Financial Corp.	184,728	7,178,530

Horace Mann Educators Corp.	101,563	3,373,923

Maiden Holdings Ltd.	218,244	3,127,437

National General Holdings Corp.	82,573	1,513,563

Symetra Financial Corp.	91,000	2,863,770

United Fire Group, Inc.	87,551	2,906,693

Total		40,107,469

Real Estate Investment Trusts (REITs) 4.1%

American Assets Trust, Inc.	84,100	3,239,532

BioMed Realty Trust, Inc.	232,950	4,309,575

Brandywine Realty Trust	519,563	6,297,103

Chatham Lodging Trust	37,000	849,150

Colony Capital, Inc.	226,036	4,907,242

Cousins Properties, Inc.	284,380	2,607,765

CubeSmart	122,400	3,095,496

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
First Industrial Realty Trust, Inc.	135,000	2,617,650

Geo Group, Inc. (The)	22,741	682,912

Hersha Hospitality Trust	183,741	4,490,630

Highwoods Properties, Inc.	65,000	2,466,100

Kilroy Realty Corp.	33,700	2,185,782

Kite Realty Group Trust	188,914	4,441,368

LaSalle Hotel Properties	39,000	1,226,940

Mack-Cali Realty Corp.	95,000	1,779,350

RLJ Lodging Trust	50,000	1,377,000

Sovran Self Storage, Inc.	17,773	1,594,771

Strategic Hotels & Resorts, Inc.(a)	107,000	1,443,430

Sun Communities, Inc.	79,080	5,156,807

Total		54,768,603

Real Estate Management & Development 0.3%

Kennedy-Wilson Holdings, Inc.	171,032	4,097,927

Thrifts & Mortgage Finance 1.9%

BofI Holding, Inc.(a)	18,564	2,150,454

EverBank Financial Corp.	150,900	2,984,802

HomeStreet, Inc.(a)	80,804	1,798,697

LendingTree, Inc.(a)	16,260	1,722,747

MGIC Investment Corp.(a)	165,300	1,745,568

Provident Financial Services, Inc.	270,744	5,127,891

Radian Group, Inc.	557,995	10,032,750

Total		25,562,909

Total Financials		229,479,392

HEALTH CARE 14.8%
Biotechnology 3.4%

Agenus, Inc.(a)	230,375	1,637,966

Amicus Therapeutics, Inc.(a)	146,798	2,110,955

BioSpecifics Technologies Corp.(a)	34,464	1,711,482

Bluebird Bio, Inc.(a)	9,718	1,293,174

Cara Therapeutics, Inc.(a)	94,320	1,788,307

Cepheid(a)	39,687	1,934,344

Clovis Oncology, Inc.(a)	27,334	2,128,225

Dynavax Technologies Corp.(a)	85,113	2,413,805

Eagle Pharmaceuticals, Inc.(a)	22,766	1,788,269

Ligand Pharmaceuticals, Inc.(a)	65,484	6,020,599

Momenta Pharmaceuticals, Inc.(a)	63,950	1,247,665

Neurocrine Biosciences, Inc.(a)	40,460	1,876,535

Novavax, Inc.(a)	201,959	2,175,099

Ophthotech Corp.(a)	29,309	1,290,475

Progenics Pharmaceuticals, Inc.(a)	202,736	1,486,055

Prothena Corp. PLC(a)	40,136	2,309,024

Common Stocks (continued)
Issuer	Shares	Value ($)
Repligen Corp.(a)	145,250	4,950,120

Sage Therapeutics, Inc.(a)	26,643	1,438,989

Synergy Pharmaceuticals, Inc.(a)	266,154	1,863,078

TESARO, Inc.(a)	22,134	1,139,458

TG Therapeutics, Inc.(a)	114,134	1,401,566

ZIOPHARM Oncology, Inc.(a)	160,355	1,396,692

Total		45,401,882

Health Care Equipment & Supplies 4.8%

Abaxis, Inc.	53,925	2,535,553

ABIOMED, Inc.(a)	20,758	1,990,692

Align Technology, Inc.(a)	87,800	4,969,480

Analogic Corp.	53,565	4,316,268

AtriCure, Inc.(a)	77,111	1,886,135

Cantel Medical Corp.	157,350	7,809,280

Globus Medical, Inc., Class A(a)	115,000	2,808,300

Greatbatch, Inc.(a)	31,408	1,784,603

Hill-Rom Holdings, Inc.	33,938	1,793,284

LDR Holding Corp.(a)	54,577	2,036,814

Masimo Corp.(a)	47,440	1,927,487

Merit Medical Systems, Inc.(a)	265,510	6,040,352

Neogen Corp.(a)	163,662	8,451,506

Nevro Corp.(a)	42,503	1,913,910

NxStage Medical, Inc.(a)	103,576	1,799,115

Rockwell Medical, Inc.(a)	115,577	1,383,457

Syneron Medical Ltd.(a)	419,751	3,962,449

Vascular Solutions, Inc.(a)	156,107	5,395,058

Zeltiq Aesthetics, Inc.(a)	52,636	1,698,564

Total		64,502,307

Health Care Providers & Services 2.9%

Acadia Healthcare Co., Inc.(a)	26,538	1,938,070

Adeptus Health, Inc., Class A(a)	18,139	1,807,370

AMN Healthcare Services, Inc.(a)	76,381	2,566,402

Amsurg Corp.(a)	31,873	2,499,481

Kindred Healthcare, Inc.	102,000	2,048,160

LHC Group, Inc.(a)	56,600	2,450,780

LifePoint Health, Inc.(a)	55,853	4,363,795

Molina Healthcare, Inc.(a)	95,004	7,086,348

National Research Corp., Class A	199,500	2,543,625

National Research Corp., Class B	92,579	3,042,146

PharMerica Corp.(a)	101,000	3,304,720

U.S. Physical Therapy, Inc.	37,559	1,725,836

VCA, Inc.(a)	68,000	3,765,840

Total		39,142,573

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 1.7%

HealthStream, Inc.(a)	242,375	6,023,019

MedAssets, Inc.(a)	65,000	1,372,800

Medidata Solutions, Inc.(a)	117,369	5,636,059

Omnicell, Inc.(a)	297,400	10,105,652

Total		23,137,530

Life Sciences Tools & Services 0.7%

Bio-Rad Laboratories, Inc., Class A(a)	13,402	1,867,301

Bio-Techne Corp.	30,400	2,872,192

Cambrex Corp.(a)	45,621	2,181,140

PAREXEL International Corp.(a)	33,000	2,168,760

Total		9,089,393

Pharmaceuticals 1.3%

Catalent, Inc.(a)	108,700	3,455,573

Cempra, Inc.(a)	40,341	1,387,730

Intersect ENT, Inc.(a)	66,921	1,703,809

Intra-Cellular Therapies, Inc.(a)	57,002	1,527,084

Lipocine, Inc.(a)	120,867	1,779,162

Medicines Co. (The)(a)	44,178	1,811,298

Supernus Pharmaceuticals, Inc.(a)	102,576	1,861,754

Tetraphase Pharmaceuticals, Inc.(a)	36,641	1,590,586

Zogenix, Inc.(a)	110,328	2,120,504

Total		17,237,500

Total Health Care		198,511,185

INDUSTRIALS 11.8%
Aerospace & Defense 0.1%

Hexcel Corp.	36,614	1,766,992

Air Freight & Logistics 0.1%

XPO Logistics, Inc.(a)	47,033	1,650,858

Airlines 0.3%

Alaska Air Group, Inc.	20,700	1,549,602

JetBlue Airways Corp.(a)	78,000	1,740,960

Total		3,290,562

Building Products 1.9%

AAON, Inc.	435,750	9,011,310

Apogee Enterprises, Inc.	32,403	1,689,816

Builders FirstSource, Inc.(a)	177,731	2,632,196

Patrick Industries, Inc.(a)	33,610	1,270,122

Simpson Manufacturing Co., Inc.	198,525	6,930,508

Trex Co., Inc.(a)	109,125	4,235,141

Total		25,769,093

Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 2.4%

ABM Industries, Inc.	65,800	2,106,258

Deluxe Corp.	50,200	2,912,102

Essendant, Inc.	4,061	140,105

Healthcare Services Group, Inc.	165,350	5,529,304

Interface, Inc.	92,627	2,245,278

Knoll, Inc.	74,332	1,778,021

Mobile Mini, Inc.	146,850	4,994,369

Rollins, Inc.	164,925	4,604,706

Steelcase, Inc., Class A	341,948	6,028,543

West Corp.	95,800	2,331,772

Total		32,670,458

Construction & Engineering 1.1%

Comfort Systems U.S.A., Inc.	63,011	1,746,665

Dycom Industries, Inc.(a)	30,889	2,195,899

EMCOR Group, Inc.	159,521	7,352,323

MYR Group, Inc.(a)	58,007	1,664,221

Tutor Perini Corp.(a)	75,678	1,339,500

Total		14,298,608

Electrical Equipment 0.3%

Acuity Brands, Inc.	10,410	2,028,597

Energy Focus, Inc.(a)	80,111	1,754,431

Total		3,783,028

Industrial Conglomerates 0.2%

Raven Industries, Inc.	150,716	2,730,974

Machinery 2.4%

Global Brass & Copper Holdings, Inc.	320,081	6,286,391

John Bean Technologies Corp.	59,180	1,960,042

LB Foster Co., Class A	80,647	1,446,001

Mueller Industries, Inc.	131,092	4,170,036

Proto Labs, Inc.(a)	116,400	8,477,412

Sun Hydraulics Corp.	206,400	6,658,464

Trinity Industries, Inc.	68,900	1,859,611

Wabash National Corp.(a)	127,237	1,556,108

Total		32,414,065

Professional Services 1.6%

Advisory Board Co. (The)(a)	129,360	6,290,777

Kforce, Inc.	79,361	2,126,081

Korn/Ferry International	126,506	4,310,059

On Assignment, Inc.(a)	84,000	3,022,320

TrueBlue, Inc.(a)	238,363	5,720,712

Total		21,469,949

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 0.8%

Knight Transportation, Inc.	147,467	4,011,103

Old Dominion Freight Line, Inc.(a)	80,590	5,358,429

Swift Transportation Co.(a)	65,000	1,266,850

Total		10,636,382

Trading Companies & Distributors 0.6%

Beacon Roofing Supply, Inc.(a)	142,095	5,150,944

Neff Corp. Class A(a)	120,815	796,171

Watsco, Inc.	14,574	1,784,732

Total		7,731,847

Total Industrials		158,212,816

INFORMATION TECHNOLOGY 16.1%
Communications Equipment 0.9%

Applied Optoelectronics, Inc.(a)	124,355	2,562,957

Ciena Corp.(a)	72,610	1,623,560

CommScope Holding Co., Inc.(a)	53,727	1,738,068

Infinera Corp.(a)	92,298	2,013,942

Netscout Systems, Inc.(a)	101,267	3,701,309

Total		11,639,836

Electronic Equipment, Instruments & Components 1.2%

II-VI, Inc.(a)	155,000	2,617,950

Mesa Laboratories, Inc.	71,517	7,752,443

Rogers Corp.(a)	116,100	6,462,126

Total		16,832,519

Internet Software & Services 3.3%

comScore, Inc.(a)	31,336	1,636,053

CoStar Group, Inc.(a)	28,325	5,014,658

Endurance International Group Holdings, Inc.(a)	67,700	1,035,133

j2 Global, Inc.	25,877	1,800,522

LogMeIn, Inc.(a)	33,230	2,071,558

NIC, Inc.	343,400	6,469,656

Q2 Holdings, Inc.(a)	75,691	1,980,076

SciQuest, Inc.(a)	281,650	3,092,517

SPS Commerce, Inc.(a)	169,443	11,525,513

Stamps.com, Inc.(a)	112,750	9,283,835

Total		43,909,521

IT Services 0.6%

CACI International, Inc., Class A(a)	51,860	4,066,861

Euronet Worldwide, Inc.(a)	34,299	2,211,257

MAXIMUS, Inc.	22,457	1,359,771

Total		7,637,889

Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.4%

Advanced Energy Industries, Inc.(a)	66,394	1,611,382

Cavium, Inc.(a)	20,437	1,390,125

Cirrus Logic, Inc.(a)	61,150	1,844,284

Cypress Semiconductor Corp.	167,000	1,670,000

Fairchild Semiconductor International, Inc.(a)	90,000	1,224,000

Inphi Corp.(a)	94,320	2,239,157

Integrated Device Technology, Inc.(a)	211,418	4,014,828

IXYS Corp.	115,800	1,365,282

Kulicke & Soffa Industries, Inc.(a)	171,675	1,812,888

MaxLinear, Inc., Class A(a)	183,409	1,824,919

NeoPhotonics Corp.(a)	185,169	1,340,624

NVE Corp.	71,075	3,732,859

Photronics, Inc.(a)	190,064	1,731,483

Rudolph Technologies, Inc.(a)	189,421	2,417,012

Sigma Designs, Inc.(a)	209,818	2,066,707

Silicon Laboratories, Inc.(a)	34,602	1,504,495

Total		31,790,045

Software 7.4%

ACI Worldwide, Inc.(a)	355,000	7,572,150

AVG Technologies NV(a)	255,452	5,908,605

Blackbaud, Inc.	148,025	8,458,149

Bottomline Technologies de, Inc.(a)	296,500	7,928,410

BroadSoft, Inc.(a)	56,072	1,769,632

Ellie Mae, Inc.(a)	34,362	2,488,840

Exa Corp.(a)	281,607	3,094,861

Fair Isaac Corp.	15,317	1,310,676

FleetMatics Group PLC(a)	155,900	6,978,084

Gigamon, Inc.(a)	74,589	1,699,137

Guidewire Software, Inc.(a)	42,025	2,349,618

HubSpot, Inc.(a)	45,665	2,159,498

Imperva, Inc.(a)	36,356	2,166,090

Infoblox, Inc.(a)	71,877	1,382,913

Mentor Graphics Corp.	112,600	2,909,584

MicroStrategy, Inc., Class A(a)	8,762	1,741,009

Paycom Software, Inc.(a)	66,597	2,566,648

Pegasystems, Inc.	156,344	3,831,991

Proofpoint, Inc.(a)	38,488	2,168,414

PROS Holdings, Inc.(a)	346,423	7,662,877

PTC, Inc.(a)	128,698	4,262,478

QLIK Technologies, Inc.(a)	39,037	1,477,941

RingCentral, Inc., Class A(a)	129,098	2,221,777

Rubicon Project, Inc. (The)(a)	99,583	1,433,995

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Tableau Software, Inc., Class A(a)	13,267	1,249,353

Take-Two Interactive Software, Inc.(a)	46,000	1,339,980

Tyler Technologies, Inc.(a)	59,875	8,265,145

Ultimate Software Group, Inc. (The)(a)	8,688	1,530,739

Verint Systems, Inc.(a)	26,503	1,413,405

Total		99,341,999

Technology Hardware, Storage & Peripherals 0.3%

Immersion Corp.(a)	161,874	1,876,119

Nimble Storage, Inc.(a)	60,424	1,610,904

Super Micro Computer, Inc.(a)	52,900	1,446,815

Total		4,933,838

Total Information Technology		216,085,647

MATERIALS 3.0%
Chemicals 1.6%

A. Schulman, Inc.	118,888	4,081,425

Balchem Corp.	118,450	6,932,878

Cytec Industries, Inc.	58,480	4,339,216

Orion Engineered Carbons SA	263,730	4,325,172

Sensient Technologies Corp.	26,018	1,695,073

Total		21,373,764

Construction Materials 0.2%

US Concrete, Inc.(a)	61,600	3,189,648

Metals & Mining 0.6%

Carpenter Technology Corp.	48,193	1,879,527

Kaiser Aluminum Corp.	50,929	4,256,646

Materion Corp.	63,500	1,965,960

Total		8,102,133

Paper & Forest Products 0.6%

Clearwater Paper Corp.(a)	66,662	3,737,072

KapStone Paper and Packaging Corp.	31,000	675,490

Neenah Paper, Inc.	48,900	2,822,508

Total		7,235,070

Total Materials		39,900,615

TELECOMMUNICATION SERVICES 0.1%
Wireless Telecommunication Services 0.1%

Boingo Wireless, Inc.(a)	192,116	1,450,476

Total Telecommunication Services		1,450,476

Common Stocks (continued)
Issuer	Shares	Value ($)
UTILITIES 2.1%
Electric Utilities 0.4%

Portland General Electric Co.	161,299	5,571,268

Gas Utilities 0.6%

New Jersey Resources Corp.	96,000	2,713,920

South Jersey Industries, Inc.	97,124	2,340,688

Southwest Gas Corp.	56,000	3,085,040

Total		8,139,648

Independent Power and Renewable Electricity Producers —%

TerraForm Power, Inc., Class A	15,700	353,250

Multi-Utilities 1.1%

Avista Corp.	268,811	8,437,977

Vectren Corp.	133,950	5,388,809

Total		13,826,786

Total Utilities		27,890,952

Total Common Stocks
(Cost: $995,042,795)		1,046,494,390

Exchange-Traded Funds 9.7%
Vanguard Russell 2000 ETF	183,409	17,031,360

iShares Russell 2000 ETF	560,883	64,613,722

iShares Russell 2000 Value ETF	512,475	48,018,907

Total Exchange-Traded Funds
(Cost: $140,734,306)		129,663,989

Money Market Funds 12.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.150%(b)(c)	162,568,889	162,568,889

Total Money Market Funds
(Cost: $162,568,889)		162,568,889

Total Investments
(Cost: $1,298,345,990)		1,338,727,268

Other Assets & Liabilities, Net		1,547,345

Net Assets		1,340,274,613

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

At August 31, 2015, cash totaling $5,681,400 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at August 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 MINI	1,114	USD	128,945,500	09/2015	—	(12,077,786)

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at August 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	17,307,999	639,635,244	(494,374,354)	162,568,889	51,201	162,568,889

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	124,159,323	—	—	124,159,323

Consumer Staples	18,531,488	—	—	18,531,488

Energy	32,272,496	—	—	32,272,496

Financials	229,479,392	—	—	229,479,392

Health Care	198,511,185	—	—	198,511,185

Industrials	158,212,816	—	—	158,212,816

Information Technology	216,085,647	—	—	216,085,647

Materials	39,900,615	—	—	39,900,615

Telecommunication Services	1,450,476	—	—	1,450,476

Utilities	27,890,952	—	—	27,890,952

Total Common Stocks	1,046,494,390	—	—	1,046,494,390

Exchange-Traded Funds	129,663,989	—	—	129,663,989

Money Market Funds	—	162,568,889	—	162,568,889

Total Investments	1,176,158,379	162,568,889	—	1,338,727,268

Derivatives

Liabilities

Futures Contracts	(12,077,786)	—	—	(12,077,786)

Total	1,164,080,593	162,568,889	—	1,326,649,482

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	17,307,999	17,307,999	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,135,777,101)	$1,176,158,379

Affiliated issuers (identified cost $162,568,889)	162,568,889

Total investments (identified cost $1,298,345,990)	1,338,727,268

Margin deposits	5,681,400

Receivable for:

Investments sold	4,739,276

Capital shares sold	3,523,516

Dividends	535,668

Expense reimbursement due from Investment Manager	17,270

Prepaid expenses	9,548

Trustees’ deferred compensation plan	13,966

Total assets	1,353,247,912

Liabilities

Payable for:

Investments purchased	9,585,882

Capital shares purchased	2,101,918

Variation margin	724,100

Investment management fees	91,441

Distribution and/or service fees	27,612

Transfer agent fees	313,194

Administration fees	8,348

Compensation of board members	406

Chief compliance officer expenses	71

Other expenses	106,361

Trustees’ deferred compensation plan	13,966

Total liabilities	12,973,299

Net assets applicable to outstanding capital stock	$1,340,274,613

Represented by

Paid-in capital	$1,278,200,377

Excess of distributions over net investment income	(3,145,324)

Accumulated net realized gain	36,916,068

Unrealized appreciation (depreciation) on:

Investments	40,381,278

Futures contracts	(12,077,786)

Total — representing net assets applicable to outstanding capital stock	$1,340,274,613

Class A

Net assets	$1,340,274,613

Shares outstanding	104,794,034

Net asset value per share	$12.79

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$8,100,249

Dividends — affiliated issuers	51,201

Foreign taxes withheld	(40,229)

Total income	8,111,221

Expenses:

Investment management fees	6,947,679

Distribution and/or service fees

Class A	2,053,320

Transfer agent fees

Class A	2,830,955

Administration fees	638,594

Compensation of board members	29,974

Custodian fees	49,007

Printing and postage fees	209,432

Registration fees	120,595

Professional fees	44,739

Line of credit interest expense	294

Chief compliance officer expenses	363

Other	17,469

Total expenses	12,942,421

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,694,733)

Total net expenses	11,247,688

Net investment loss	(3,136,467)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	38,704,927

Net realized gain	38,704,927

Net change in unrealized appreciation (depreciation) on:

Investments	(56,442,853)

Futures contracts	(12,077,786)

Net change in unrealized depreciation	(68,520,639)

Net realized and unrealized loss	(29,815,712)

Net decrease in net assets from operations	$(32,952,179)

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations

Net investment loss	$(3,136,467)	$(3,173,957)

Net realized gain	38,704,927	75,536,134

Net change in unrealized appreciation (depreciation)	(68,520,639)	11,034,502

Net increase (decrease) in net assets resulting from operations	(32,952,179)	83,396,679

Distributions to shareholders

Net realized gains

Class A	(54,289,860)	(39,466,321)

Total distributions to shareholders	(54,289,860)	(39,466,321)

Increase in net assets from capital stock activity	799,416,389	13,383,784

Total increase in net assets	712,174,350	57,314,142

Net assets at beginning of year	628,100,263	570,786,121

Net assets at end of year	$1,340,274,613	$628,100,263

Excess of distributions over net investment income	$(3,145,324)	$(12,432)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	67,126,100	911,201,063	16,754,569	229,473,554

Distributions reinvested	4,374,668	54,289,632	2,976,217	39,464,640

Redemptions	(12,620,702)	(166,074,306)	(18,645,862)	(255,554,410)

Net increase	58,880,066	799,416,389	1,084,924	13,383,784

Total net increase	58,880,066	799,416,389	1,084,924	13,383,784

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2015		2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$13.68		$12.73	$10.07	$10.00

Income from investment operations:

Net investment income (loss)	(0.05)		(0.07)	0.03	(0.01)

Net realized and unrealized gain	0.28	(b)	1.86	2.69	0.08	(b)

Total from investment operations	0.23		1.79	2.72	0.07

Less distributions to shareholders:

Net investment income	—		—	(0.06)	—

Net realized gains	(1.12)		(0.84)	—	—

Total distributions to shareholders	(1.12)		(0.84)	(0.06)	—

Net asset value, end of period	$12.79		$13.68	$12.73	$10.07

Total return	1.90%		14.28%	27.11%	0.70%

Ratios to average net assets(c)

Total gross expenses	1.58	%(d)	1.57%	1.63%	1.77	%(e)

Total net expenses(f)	1.37	%(d)	1.34%	1.34%	1.34	%(e)

Net investment income (loss)	(0.38%)		(0.48%)	0.30%	(0.21	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$1,340,275		$628,100	$570,786	$405,992

Portfolio turnover	75%		73%	97%	26%

Notes to Financial Highlights

(a)	Based on operations from April 20, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Active Portfolios® Multi-Manager Small Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

26	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

Annual Report 2015	27

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates and manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2015:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	12,077,786	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2015:

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(12,077,786)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2015:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	32,236,375

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies

28	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

(BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates.

The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the

Annual Report 2015	29

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.90% to 0.80% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 0.85% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with Conestoga Capital Advisors, LLC (Conestoga), Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM) and EAM Investors, LLC, with each serving as a subadviser to the Fund. In addition, Real Estate Management Services Group, LLC provides advisory services with respect to REITs in DGHM’s sleeve of investments. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.08% of the Fund’s average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliated Funds

For the year ended August 31, 2015, the Fund engaged in purchase and/or sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $50,664,531.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets for Class A shares was 0.34%.

30	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.38%	1.34%

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, net operating loss reclassification, late-year ordinary losses, re-characterization of distributions for investments, derivative investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$3,575
Accumulated net realized gain	(590,623)
Paid-in capital	587,048

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2015 ($)	Year Ended August 31, 2014 ($)
Ordinary income	6,439,032	18,800,595
Long-term capital gains	47,850,828	20,665,726
Total	54,289,860	39,466,321

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	28,089,931
Net unrealized appreciation	49,207,415

At August 31, 2015, the cost of investments for federal income tax purposes was $1,301,597,639 and the

Annual Report 2015	31

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$94,598,729
Unrealized depreciation	(57,469,100)
Net unrealized appreciation	$37,129,629

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2015, the Fund will elect to treat late-year ordinary losses of $3,130,122 as arising on September 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,174,783,822 and $588,279,762, respectively, for the year ended August 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

For the year ended August 31, 2015, the average daily loan balance outstanding on days when borrowing existed was $8,900,000 at a weighted average interest rate of 1.19%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2015, one affiliated shareholder of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

On October 20, 2015, the Investment Manager has entered into a Subadvisory Agreement with BMO Asset

32	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2015

Management Corp. to serve as a subadviser to the Fund, effective on or about October 26, 2015.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	33

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Small Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Small Cap Equity Fund (the “Fund,” a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

October 22, 2015

34	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Capital Gain Dividend	$30,300,411

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	35

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004	60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60	DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

36	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60	Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation
Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non- profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015	37

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustee Affiliate with Investment Manager*
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

38	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	39

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and Conestoga Capital Advisors, LLC, Dalton, Greiner, Hartman, Maher & Co., LLC and EAM Investors, LLC (the Subadvisers) with respect to Active Portfolios® Multi-Manager Small Cap Equity Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement) combining the Advisory Agreement and the Fund’s existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund’s next annual prospectus update. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements (collectively, the Agreements).

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements for the Fund included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund’s average annual net assets from January 1, 2016 through December 31, 2016;

•	The terms and conditions of the Agreements;

40	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

•

The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement[1] and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•

Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance system by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Committee and the Board also noted that the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees’ important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund’s best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the

[1]	Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015	41

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and the Subadvisory Agreements and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund’s performance was in the sixty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the Subadvisory Agreements and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement and the Subadvisory Agreement, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund’s actual management fee and net expense ratio are ranked in the second and fourth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that each Subadviser charges to its other clients, and noted that the Investment Manager pays

42	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement and the Subadvisory Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to each Subadviser thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints

Annual Report 2015	43

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

44	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	45

Active Portfolios® Multi-Manager Small Cap Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN102_08_E01_(10/15)

ANNUAL REPORT

August 31, 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Active Portfolios® Multi-Manager Alternative Strategies Fund (the Fund) Class A shares returned -2.30% for the 12-month period that ended August 31, 2015.

■	The Fund underperformed its benchmark, the Citi Three-Month U.S. Treasury Bill Index, which returned 0.02% over the same period.

■	The Fund’s underperformance can be attributed primarily to implementation of various alternative strategies.

Average Annual Total Returns (%) (for period ended August 31, 2015)
	Inception	1 Year	Life
Class A	04/23/12	-2.30	2.81
Citi Three-Month U.S. Treasury Bill Index		0.02	0.05

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 23, 2012 — August 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, Ph.D., M.B.A.

Brian Hurst

John Liew, Ph.D., M.B.A.

Yao Hua Ooi

Ari Levine, M.S.

Wasatch Advisors, Inc.

Michael Shinnick

Ralph Shive, CFA

Water Island Capital, LLC

Edward Chen

Roger Foltynowicz, CAIA

Gregg Loprete

Todd Munn

Portfolio Breakdown — Long Positions (%) (at August 31, 2015)
Common Stocks	51.6
Convertible Bonds	0.2
Corporate Bonds & Notes	3.5
Exchange-Traded Funds	0.2
Limited Partnerships	0.8
Options Purchased Calls	0.2
Options Purchased Puts	0.4
Treasury Bills	13.5
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	46.0
Total	116.4

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds (amounting to $301.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Portfolio Breakdown — Short Positions (%) (at August 31, 2015)
Common Stocks	(12.1)
Corporate Bonds & Notes	(0.4)
Exchange-Traded Funds	(3.6)
Limited Partnerships	(0.3)
Total	(16.4)

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund is managed by three independent money management firms and each invests a portion of the portfolio’s assets. As of August 31, 2015, AQR Capital Management, LLC (AQR), Wasatch Advisors, Inc. (Wasatch) and Water Island Capital, LLC (Water Island) managed approximately 40%, 29% and 31% of the portfolio, respectively. While the Fund’s benchmark is the Citi Three-Month U.S. Treasury Bill Index, Wasatch also compares the performance of its portion of the Fund to the S&P 500 Index.

For the 12-month period that ended August 31, 2015, the Fund’s Class A shares returned -2.30%. The Fund underperformed its benchmark, the Citi Three-Month U.S. Treasury Bill Index, which returned 0.02% over the same period. The Fund’s underperformance can be attributed primarily to implementation of various alternative strategies.

Challenging Financial Markets

Both global equity and bond markets struggled during the fiscal period, as central bank policy, currency movements and sharply falling oil prices each had a great impact. Both the European Central Bank and the Bank of Japan employed easier monetary policy in an effort to stimulate economic growth. With interest rates near zero in both regions, the Euro and the Yen fell against the U.S. dollar, which helped increase exports, an important source of revenue to companies in Europe and Japan. At the same time, the weak currencies reduced returns denominated in U.S. dollars. Meanwhile, U.S. equity and bond markets were focused on the timing of the first interest rate increase by the Federal Reserve (the Fed) since 2006. While early expectations had been for a June 2015 rate hike, significant market volatility and uncertainty in the global markets pushed expectations to the Fed’s September or December 2015 meetings.

Global financial market volatility surged in the summer months. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Weakening Chinese economic data and the devaluation of the yuan weighed on global markets, and also led to concerns regarding the demand for many commodities, including oil, which saw a precipitous drop in price. In turn, U.S. equities posted their biggest monthly decline since 2012, in August 2015 and European and emerging markets equities saw steep losses as well. Volatility in currencies also spiked in August. In fixed income, increased financial market volatility discouraged investors from holding “risk assets.” Instead, investors sought relative safety in U.S. Treasury securities, widening investment-grade and high-yield credit spreads

Contributors and Detractors

AQR: Our portion of the Fund, which pursues an active managed futures strategy through investments primarily in futures contracts and futures-related instruments, outperformed the benchmark during the fiscal period. We invest in futures and forward contracts, both long and short, across the global equity, fixed-income, commodity and currency markets. We implement our strategy by using these derivative instruments because we believe they offer the most liquid, low cost and efficient way to gain market exposure. We utilize both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in each of these markets. Trend following can be simply described as taking long positions in markets

4	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

that are rising in price and taking short positions in markets that are falling in price. In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and seek to reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

By asset class, equities detracted from our portion of the Fund’s performance during the period, while fixed income, commodities and currencies contributed positively. By signal, short-term trend following signals, long-term trend-following signals and over-extended trend signals, the latter of which attempt to identify trends that have gone too far and are due for reversals, each contributed positively. Trend following in commodities was the largest positive contributor to performance in our portion of the Fund during the period. During the latter months of 2014, the majority of gains came from short positions in energy commodities, which fell as supply increased relative to demand. On the other hand, short positions in agricultural commodities detracted amid significant market reversals. Many of these trends continued into 2015, as declines in energies and sell-offs in base metals and some agricultural softs, such as sugar, benefited the strategy. (Soft commodities are those that are grown rather than mined.) Over-extended signals were strong contributors to our portion of the Fund’s performance in 2015, as a number of over-extended trends reversed. In February 2015, the rally in commodities interrupted the strong bearish trend from late 2014 and into early 2015. Bearish commodity strategies, particularly in energies, performed strongly through the middle of 2015.

Currencies also contributed positively to our portion of the Fund’s performance during the period. Toward the end of 2014, the U.S. dollar rallied against most major developed and emerging currencies, driven by central bank divergences. The Federal Reserve (the Fed) ended quantitative easing, while the Bank of Japan launched massive stimulus measures, and the European Central Bank commenced stimulus, starting with its covered bond purchase program and ultimately its version of quantitative easing. These divergences helped create a strong bullish trend in the U.S. dollar, which carried over to 2015.

Equities detracted from our portion of the Fund’s performance during the period. Toward the end of 2014, global equities experienced a sharp correction as quantitative easing ended in the U.S. and the possibility of a spreading Ebola virus and weakening global economic growth increased risk aversion. When equity markets snapped back, long-term signals did not respond as quickly as short-term signals, causing them to hold onto their losses. In early 2015, developed equities experienced historic rallies, as the European Central Bank launched its quantitative easing program. However, a pullback in the second quarter of 2015, on worries about a Greek exit from the Eurozone, led to reversals and losses. Global equities continued to decline into the summer of 2015, as weakness in China led to a correction in emerging markets broadly. Toward the end of the period, our strategy became net short in both emerging and developed market equities.

Wasatch: Our portion of the Fund, which implements a long/short equity strategy, underperformed the benchmark during the period. The performance of our portion of the Fund can be attributed primarily to a sizable overweight to and weak stock selection within the energy sector relative to the S&P 500

Equity Sector Breakdown —Long Positions (%) (at August 31, 2015)
Consumer Discretionary	9.4
Consumer Staples	4.0
Energy	11.3
Financials	17.9
Health Care	15.4
Industrials	15.3
Information Technology	17.6
Materials	5.7
Telecommunication Services	2.7
Utilities	0.7
Total	100.0

Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown — Short Positions (%) (at August 31, 2015)
Consumer Discretionary	(27.7)
Consumer Staples	(11.1)
Energy	(7.1)
Financials	(10.5)
Health Care	(6.6)
Industrials	(12.1)
Information Technology	(18.8)
Materials	(0.9)
Telecommunication Services	(1.8)
Utilities	(3.4)
Total	(100.0)

Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	5

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Market Exposure Through Derivatives Investments (% of notional exposure) (at August 31, 2015) (a)
Fixed Income Derivative Contracts	56.1
Commodities Derivative Contracts	(6.1)
Equity Derivative Contracts	(2.9)
Forward Foreign Currency Exchange Contracts	52.9
Total Notional Market Value of Derivative Contracts	100.0

(a)	The Fund has market exposure to fixed income, equity and commodities asset classes through its investments in futures and swap contracts, and market exposure to foreign currencies through its investments in forward foreign currency exchange contracts. Futures and swap contracts and forward foreign currency exchange contracts are derivative instruments. The Fund may have long or short market exposures. Reflects notional market value of futures and swap contracts and forward foreign currency exchange contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each derivative contract are shown in the Consolidated Portfolio of Investments. At period end, the notional amount of all outstanding derivative contracts is $1,308,801,984. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the consolidated financial statements. At period end, the Fund held investments in money market funds (amounting to $301,435,396), which have been segregated to cover obligations relating to the Fund’s investment in derivatives. For further information on these holdings, see the Portfolio Holdings table below and the Consolidated Portfolio of Investments.

Index. During the period, there was a sharp decline in the price of oil, which impacted energy-related equities. Our expectation that OPEC would cut production to maintain a price floor did not come to fruition. The energy companies in our portion of the Fund were selected for what we considered to be their ability to navigate a pullback in commodity prices on the basis of their significant cash flow generation with reduced capital plans and no near-term debt maturities. Yet, we believe the market penalized the sector as if some of these companies were impaired or would not be able to make it through the downturn. We reduced our portion of the Fund’s exposure to the energy sector during the period and repositioned holdings to focus on companies that we believe may benefit when energy prices begin moving up as a result of growing worldwide demand and reduced supply. Relative to the S&P 500 Index, long and short positions in industrials, long positions in financials and short positions in materials and health care further detracted, albeit more modestly, from our portion of the Fund’s results.

The strongest contributing sectors on the long side of the portfolio on a relative basis to the S&P 500 Index were telecommunication services, utilities and materials. On the short side of the portfolio, the strongest contributing sectors were consumer staples, information technology and consumer discretionary. Equity market concerns and risks regarding equity valuation levels after a six-year cyclical recovery resulted in more short opportunities for our portion of the Fund than we had seen in the prior fiscal year.

Positions in three oil and gas exploration and production companies detracted most from our portion of the Fund’s relative results — Denbury Resources, Bill Barrett and Unit, each of which were impacted by lower energy prices. We maintained our portion of the Fund’s positions in all three of these companies, as we believe each maintains healthy fundamentals and is well positioned to benefit from longer-term strengthening in energy prices.

The biggest individual contributors to our portion of the Fund’s results were specialty supermarket operator Sprouts Farmers Markets, cloud-based analytics and business intelligence software provider TIBCO Software and retailer Target. A short position in Sprouts Farmers Markets proved beneficial, as the company faced a difficult environment fueled by weak same-store sales comparisons and pressure on produce margins. Shares of TIBCO Software gained on the announcement of the company’s acquisition at a premium by a private equity firm in the fourth quarter of 2014. Target performed well, as the retailer regained its footing after a 2013 customer data breach stunted its revenue and earnings.

We held two covered call positions — one on Apple and one on TIBCO Software — during the period. Both positions were small, held for a short period and had minimal impact on the portfolio.

Water Island: We invest our portion of the Fund in equity and debt securities of companies whose prices we believe are being or will be impacted by a corporate event. Our investment strategies are designed to capture price movements generated by publicly announced or anticipated corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Our portion of the Fund underperformed the benchmark during the period. Merger arbitrage

6	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

was our top performing sub-strategy during the period, while both the equity special situations and credit opportunities sub-strategies detracted from results. Our portion of the Fund’s results were driven primarily by the movements of its investments in specific idiosyncratic events. A number of our equity special situations holdings experienced heightened volatility amid macroeconomic uncertainties, including geopolitical concerns in Europe and Asia, such as the Greek debt crisis and fears of an economic slowdown in China. At the end of the period, we retained our conviction in most of these situations and felt that much of the impact was simply mark-to-market movement. (Mark-to-market is the accounting act of recording the price or value of a security to reflect its current market value rather than its book value.)

The largest detractors from our portion of the Fund’s results during the period were an equity special situations investment in Genworth Financial, a credit opportunities investment in NII Holdings and the merger between Sabine Oil & Gas and Forest Oil. Following surprisingly poor third quarter 2014 earnings, shares of Genworth Financial, a life insurance and mortgage insurance company, fell significantly. Despite our view that its mortgage insurance division would be its key driver of shareholder value, we were disappointed by the results of the company’s struggling long-term care division and believed the overhang would slow the positive momentum from its mortgage insurance business. We therefore exited the position. NII Holdings is a wireless telecommunications service provider, focusing on markets in Mexico, Brazil and Argentina. The company filed for bankruptcy protection in September 2014. We established a position in its debt early in 2015 after a group of its largest creditors agreed on a reorganization plan that we believed offered the company’s creditors attractive risk-adjusted returns upon emergence from Chapter 11. However, during the second quarter of 2015, the company exited bankruptcy proceedings and restricted holders were permitted to sell part of their holdings, thereby pressuring prices. Our investment thesis for the merger between Sabine Oil & Gas and Forest Oil was that Sabine Oil & Gas would refinance its 2017 9.75% bonds to extend the runway for the post-merger company. While the deal closed in December 2014, due to lower oil prices and a lack of cheaper financing, the company chose instead to leave those bonds outstanding. Consequently, we were subject to the high yield market’s lack of liquidity and widening price action for this position.

The largest contributors to our portion of the Fund’s performance during the period were investments in Teva Pharmaceuticals Industries (Teva), T-Mobile and the merger between Allergan and Actavis. During the period, Perrigo, Mylan and Teva jostled to either begin an acquisition or to prevent themselves from being acquired. Mylan launched an unsolicited offer for Perrigo, while simultaneously warding off an unsolicited offer it received from Teva. We believed Teva could afford to bide its time, while Mylan was under certain time pressures. Teva ultimately abandoned its pursuit of Mylan and opted instead to acquire Allergan’s generic drug division for $41 billion. Teva shares rose during the course of the saga, and our portion of the Fund profited. Positive sentiment based on increasing subscriber growth and rumors that Deutsche Telekom, the largest shareholder of T-Mobile, was looking to sell its stake contributed to a rise in T-Mobile’s share price during the period. In November 2014, Actavis made a bid worth $65 billion for Allergan, which sports a robust portfolio of medical aesthetic drugs and

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks that subject the fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. Short positions (where the underlying asset is not owned) can create unlimited risk. Risks are enhanced for emerging market and sovereign debt issuers. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater affect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

Annual Report 2015	7

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

products, the most well-known being Botox. The deal closed in March 2015, and our portion of the Fund profited by holding a core position in Allergan.

From a country perspective, positions in the U.S., Canada and Greece detracted most from relative results. Countries that made the strongest positive contribution to results were Israel, the Netherlands and the United Arab Emirates.

During the period, our portion of the Fund employed total return equity swaps, equity options and currency forwards for four core purposes: to hedge currency risk, to invest outside the U.S. more efficiently, to create income and optionality, and to limit volatility and correlation. During the period ended August 31, 2015, these derivatives modestly detracted from our portion of the Fund’s performance.

Changes Based On Strategy Implementation

The Fund’s portfolio turnover rate for the 12-month period was 304%.

AQR: Our portion of the Fund entered 2015 long in developed bond and short-term interest rate futures markets, with over-extended signals mitigating the sizes of those positions. In currencies, U.S. dollar exposures were reduced during the first quarter of 2015, as they looked expensive and were further reduced in the second calendar quarter of 2015 due to significant reversals leading to signal disagreement. As of the end of August 2015, our portion of the Fund was slightly long in the U.S. dollar vs. most other currencies, short in the Japanese yen vs. other currencies and flat to slightly long in the euro vs. other currencies. In commodities, our portion of the portfolio ended August 2015 with a short position in the asset class. We reduced short exposures in energies, grains and softs but increased short exposures in base and precious metals. The largest short positions as of the end of August 2015 were in gold, corn and natural gas. The strategy has recently become net short in both emerging and developed equities.

Wasatch: During the period, we increased our portion of the Fund’s allocation to industrials, initiating a new long position in United Continental Holdings. We also established long positions in United Parcel Service and Emerson Electric. We sold our portion of the Fund’s position in Southwest Airlines, which had performed well for the portfolio. Across the sector spectrum, historically high valuations for equities created more company-specific opportunities to increase our portion of the Fund’s short exposure. The portfolio’s short exposure increased from 12% of net assets across 14 positions at the start of the annual period to 21% of net assets across 19 names as of August 31, 2015.

Our portion of the Fund’s allocation to the energy sector declined, in large part due to stock depreciation, though it still remained overweight relative to the S&P 500 Index. At the same time, we worked to reposition the energy weighting in companies that we believe are most attractively valued and best suited to benefit as energy prices increase over time. We sold our portion of the Fund’s position in Occidental Petroleum. While we like the company, our view was that there was a better opportunity to rotate capital into other existing energy positions. Our portion of the Fund’s allocation to the financials sector was also reduced, as we trimmed holdings in real estate investment trusts as interest rates declined. We also eliminated a number of insurance and bank positions during the first half of 2015 on a

8	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

view that U.S. long-term interest rates would likely stay lower for longer given the more aggressive central bank bond market interventions in Europe and Japan. Elsewhere, we sold our portion of the Fund’s position in information technology giant Apple. Apple had been a successful holding for the portfolio, but we sold the position primarily due to valuation.

Water Island: During the period, we established positions in the mergers between Martha Stewart Omnimedia and Sequential Brands Group, and between Kythera Biopharmaceutical and Allergan. Upon successful deal closings, our portion of the Fund no longer held a position in the acquisition of TRW Automotive Holdings by ZF Friedrichshafen or in the merger between Life Time Fitness and Leonard Green & Partners LP. Any shifts in sector exposure were largely the result of the available opportunity set in terms of corporate activity and the subset of events that met our risk/reward criteria. That said, one of the sectors that saw the most significant increase in corporate activity during the period was health care. As always, we seek returns driven by the outcomes of specific, idiosyncratic corporate events, rather than by the overall market. Our strategy is agnostic in terms of capitalization, style, sector or country weighting.

Looking Ahead

AQR: At the end of the period, our portion of the Fund was positioned long in equities driven by longer-term signals, while short-term signals were varied due to market reversals. Based on bullish trends in Asian markets, the largest long positions in our portion of the Fund as of August 31, 2015 included the Hang Seng Index, Japan Topix and the Russell 2000 Index. In fixed income, exposures at the end of August 2015 decreased significantly, as our signals model turned short several bond markets during the sell-off, and there was disagreement between long-term and short-term signals. Within this asset class, the largest long positions in our portion of the Fund at the end of the annual period included those in the two-year U.S. Treasury, Eurodollar futures and Euro Buxl 30-Year Bond.

Wasatch: Overall, at the end of the period, we believed the key macro considerations likely to impact the equity market in the year ahead would be the timing and pace of Fed short-term interest rate increases, the amount of slowdown in economic growth in China and whether there will be additional or new quantitative easing efforts in the developed market economies of the U.S., Europe and Japan. We have consciously and explicitly maintained our portion of the Fund’s overweight to the energy sector. We currently believe there is the most upside opportunity at this time in the energy sector, with modest interest rate increases and continued aggressive stimulus measures within China and the larger developed economies to sustain growth. Related renewed focus on tangible asset values as digital currency continues to be created to fund government debt purchases further supports our stance, in our view. While we currently do not anticipate more pronounced slowing or recession in the U.S. and other parts of the world, the likelihood or risk of such could cause us to further reduce our net long stance through additional short positions.

Annual Report 2015	9

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Water Island: Within the mergers and acquisitions space, we were witnessing not only record levels of deal flow toward the end of the period but also a broadening of activity across sectors and market capitalizations. With what we consider to be this healthy environment as well as a more optimal spread environment than we have seen in years, we expect that our merger arbitrage team should be able to focus on constructing a portfolio that avoids deals at the riskiest end of the spectrum yet still offers favorable rates of return. On the equity special situations side, mergers and acquisitions are delivering both pre-arbitrage and post-deal re-rating situations. Combined with a flood of shareholder activism and spin-off activity, we currently see ample opportunity in the equity markets. While a number of our equity special situations trades experienced elevated levels of volatility relative to our other sub-strategies, we maintain high conviction in these names. We believe our theses are sound, and we feel patience is warranted as we wait for these situations to play out. For our credit opportunities team, we foresee opportunity looming in the energy and commodities space following the dislocation in oil prices. Capital structures for many companies in these sectors have been severely weakened. At the other end of the spectrum, however, we believe the increase in merger and acquisition activity may translate into more merger-related debt opportunities. We also expect activist pressure on corporate managements to translate into more spin-offs and asset sales, which in turn, could lead to more refinancing and deleveraging activity from which to choose. We are particularly fond of these types of investments, as their firmer catalysts and shorter durations can help produce lower correlated and less volatile returns.

Finally, as the Fed will begin to ratchet interest rates upward at some point, we continue to take steps to reduce potential liquidity risks, particularly by focusing on the aforementioned firmer, shorter dated catalysts, increasing the number of short credit ideas we implement, tempering the pace at which we build positions in bonds with high exchange-traded fund ownership, maintaining higher cash levels and increasing our opportunistic hedging programs. We intend to stay true to our discipline of capitalizing on corporate actions by understanding the rationale and underlying complexities of each event, sharing insights between our teams, dynamically allocating among our sub-strategies, using hedging to mitigate market influence and building a well-diversified portfolio. We maintain a focus on risk management with a keen eye toward downside protection.

10	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2015 – August 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	942.90	1,016.02	9.06	9.40	1.84

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015	11

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 43.0%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 4.1%
Auto Components 0.5%

Visteon Corp.(a)(b)	39,407	3,927,301

Automobiles 0.5%

General Motors Co.	115,429	3,398,230

Hotels, Restaurants & Leisure 0.8%

McDonald’s Corp.(b)	23,172	2,201,803

MGM Resorts International(a)(b)(c)	139,339	2,846,696

Starwood Hotels & Resorts Worldwide, Inc.(c)	18,908	1,351,355

Total		6,399,854

Media 1.0%

DISH Network Corp., Class A(a)(b)	23,872	1,414,893

Interpublic Group of Companies, Inc. (The)	219,071	4,136,060

Martha Stewart Living Omnimedia, Inc., Class A(a)	10,850	65,643

Media General, Inc.(a)	179,949	2,114,401

Total		7,730,997

Multiline Retail 0.6%

Macy’s, Inc.(c)	11,884	696,521

Target Corp.(b)	54,280	4,218,099

Total		4,914,620

Specialty Retail 0.7%

CST Brands, Inc.(b)	112,292	3,898,778

Staples, Inc.(c)	129,674	1,842,668

Total		5,741,446

Total Consumer Discretionary		32,112,448

CONSUMER STAPLES 1.7%
Beverages 0.3%

Molson Coors Brewing Co., Class B(b)	39,613	2,697,249

Food & Staples Retailing 1.3%

Safeway, Inc. Casa Ley CVR(a)(d)(e)	287,209	291,488

Safeway, Inc. PDC CVR(a)(d)(e)	287,209	14,016

Wal-Mart Stores, Inc.	128,078	8,290,489

Whole Foods Market, Inc.(b)	47,644	1,560,818

Total		10,156,811

Food Products 0.1%

Nomad Foods Ltd.(a)	6,424	127,259

Nomad Foods Ltd.(a)	36,880	736,678

Total		863,937

Total Consumer Staples		13,717,997

Common Stocks (continued)
Issuer	Shares	Value ($)
ENERGY 4.3%
Energy Equipment & Services 1.8%

Cameron International Corp.(a)	27,828	1,857,797

Exterran Holdings, Inc.(b)	125,120	2,792,678

Halliburton Co.	156,596	6,162,053

Unit Corp.(a)	200,403	3,046,126

Total		13,858,654

Oil, Gas & Consumable Fuels 2.5%

Bill Barrett Corp.(a)	678,553	3,711,685

Cloud Peak Energy, Inc.(a)	62,776	300,069

CONSOL Energy, Inc.	57,494	875,634

Denbury Resources, Inc.	1,178,939	5,116,595

Peabody Energy Corp.	36,289	97,980

Southwestern Energy Co.(a)	213,271	3,463,521

Williams Companies, Inc. (The)(b)	124,514	6,001,575

Yancoal Australia Ltd.(a)	57,345	4,897

Total		19,571,956

Total Energy		33,430,610

FINANCIALS 7.8%
Banks 0.3%

Citigroup, Inc.(b)	52,276	2,795,720

Diversified Financial Services 0.1%

Leucadia National Corp.	35,120	753,675

Insurance 4.4%

Aon PLC(b)	28,116	2,627,159

Chubb Corp. (The)(b)	56,796	6,861,525

CNA Financial Corp.(b)	29,622	1,065,800

Loews Corp.	252,671	9,209,858

PartnerRe Ltd.(b)	52,009	7,198,566

Symetra Financial Corp.	154,418	4,859,534

XL Group PLC	68,676	2,560,928

Total		34,383,370

Real Estate Investment Trusts (REITs) 2.6%

American Campus Communities, Inc.(b)	94,127	3,223,850

Care Capital Properties, Inc.(a)(f)	1	8

InfraREIT, Inc.(a)(b)	63,008	1,775,566

Investors Real Estate Trust	327,336	2,189,878

Iron Mountain, Inc.	293,060	8,305,320

Outfront Media, Inc.	109,359	2,474,794

Ventas, Inc.	38,503	2,118,435

Total		20,087,851

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

12	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.4%

Forest City Enterprises, Inc., Class A(a)	155,355	3,344,793

Total Financials		61,365,409

HEALTH CARE 6.7%
Biotechnology 0.9%

Kythera Biopharmaceuticals, Inc.(a)	98,510	7,360,667

Prosensa Holdings CVR(a)(e)(g)	16,099	—

Trius Therapeutics, Inc.(a)(d)(e)(h)	186,725	16,245

Total		7,376,912

Health Care Equipment & Supplies 1.4%

Arthrocare Corp.(a)(d)(e)	82,114	27,722

Medtronic PLC(b)	39,900	2,884,371

Stryker Corp.(b)	24,000	2,367,600

Thoratec Corp.(a)	85,658	5,381,035

Total		10,660,728

Health Care Providers & Services 1.8%

Express Scripts Holding Co.(a)	77,636	6,490,369

IPC Healthcare, Inc.(a)	77,584	6,160,170

Synergy Health PLC(a)	65,079	1,622,786

Total		14,273,325

Health Care Technology 0.2%

Merge Healthcare, Inc.(a)	209,915	1,488,298

Pharmaceuticals 2.4%

Hospira, Inc.(a)(b)	121,052	10,891,048

Mylan NV(a)	38,518	1,910,108

Novartis AG, ADR(b)	31,543	3,066,610

Zoetis, Inc.	73,841	3,313,246

Total		19,181,012

Total Health Care		52,980,275

INDUSTRIALS 6.7%
Aerospace & Defense 2.3%

B/E Aerospace, Inc.(b)	40,131	1,956,386

BWX Technologies, Inc.	24,339	645,470

KLX, Inc.(a)(b)(c)	63,495	2,482,655

Precision Castparts Corp.	55,307	12,734,437

Total		17,818,948

Air Freight & Logistics 0.7%

TNT Express NV	169,424	1,432,739

United Parcel Service, Inc., Class B(b)	45,110	4,404,991

Total		5,837,730

Airlines 0.7%

United Continental Holdings, Inc.(a)	96,521	5,498,801

Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.3%

Republic Services, Inc.	65,921	2,701,442

Construction & Engineering 0.2%

HC2 Holdings, Inc.(a)	222,509	1,677,718

Electrical Equipment 0.3%

Emerson Electric Co.(b)	42,853	2,044,945

Machinery 0.6%

SPX Corp.	77,893	4,574,656

Marine 0.7%

Kirby Corp.(a)(b)	76,115	5,368,391

Trading Companies & Distributors 0.7%

NOW, Inc.(a)(b)	326,797	5,575,157

Transportation Infrastructure 0.2%

Ansaldo STS SpA	141,277	1,503,696

Total Industrials		52,601,484

INFORMATION TECHNOLOGY 7.7%
Communications Equipment 2.0%

Cisco Systems, Inc.	127,842	3,308,551

Harris Corp.(b)	48,153	3,699,114

QUALCOMM, Inc.(b)	157,171	8,892,735

Total		15,900,400

Internet Software & Services 1.4%

Dealertrack Technologies, Inc.(a)	126,461	7,936,693

Yahoo!, Inc.(a)(b)	104,139	3,357,441

Total		11,294,134

Semiconductors & Semiconductor Equipment 0.7%

Altera Corp.(c)	7,400	359,270

Avago Technologies Ltd.(c)	9,155	1,153,256

Broadcom Corp., Class A(b)	70,154	3,624,857

Total		5,137,383

Software 1.6%

Microsoft Corp.	93,539	4,070,817

Oracle Corp.	188,231	6,981,488

VMware, Inc., Class A(a)(c)	14,376	1,137,860

Total		12,190,165

Technology Hardware, Storage & Peripherals 2.0%

Dot Hill Systems Corp.(a)	158,925	1,536,805

EMC Corp.(b)(c)	404,366	10,056,582

Hewlett-Packard Co.(b)(c)	90,745	2,546,305

NCR Corp.(a)	24,004	602,260

Silicon Graphics International Corp.(a)	235,377	1,176,885

Total		15,918,837

Total Information Technology		60,440,919

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	13

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
MATERIALS 2.5%
Chemicals 2.1%

Axalta Coating Systems Ltd.(a)(c)	50,674	1,479,174

Cytec Industries, Inc.	86,407	6,411,400

Mosaic Co. (The)	203,688	8,316,581

Total		16,207,155

Metals & Mining 0.4%

Steel Dynamics, Inc.	171,598	3,342,729

Total Materials		19,549,884

TELECOMMUNICATION SERVICES 1.2%
Diversified Telecommunication Services 1.0%

Frontier Communications Corp.(b)	435,308	2,207,012

Verizon Communications, Inc.	126,927	5,839,911

Total		8,046,923

Wireless Telecommunication Services 0.2%

NII Holdings, Inc.(a)	161,602	1,388,161

Total Telecommunication Services		9,435,084

UTILITIES 0.3%
Independent Power and Renewable Electricity Producers 0.3%

Dynegy, Inc.(a)	91,728	2,361,996

Total Utilities		2,361,996

Total Common Stocks (Cost: $374,498,044)		337,996,106

Corporate Bonds & Notes(i) 2.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.1%
Ally Financial, Inc.
03/15/20	8.000%	130,000	152,100

Wells Fargo Capital X
12/15/36	5.950%	615,000	618,075

Total			770,175

Chemicals 0.4%
Ashland, Inc.
04/15/18	3.875%	773,000	790,640

LSB Industries, Inc.
08/01/19	7.750%	2,281,000	2,298,107

Total			3,088,747

Diversified Manufacturing 0.2%
Manitowoc Co., Inc. (The)
10/15/22	5.875%	1,504,000	1,604,186

Electric 0.2%
Energy Future Intermediate Holding Co. LLC/Finance, Inc.(h)(j)
03/01/22	11.750%	1,587,594	1,696,741

Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.6%
Bumble Bee Holdings, Inc.(h)
12/15/17	9.000%	145,000	149,133

Kraft Heinz Co. (The)(h)
02/15/25	4.875%	882,000	952,027

U.S. Foods, Inc.(b)
06/30/19	8.500%	3,184,000	3,319,320

Total			4,420,480

Gaming 0.4%
Pinnacle Entertainment, Inc.
05/15/20	8.750%	1,810,000	1,895,975
04/01/22	7.750%	1,519,000	1,678,495

Total			3,574,470

Health Care 0.4%
MedImpact Holdings, Inc.(h)
02/01/18	10.500%	2,743,000	2,876,721

Independent Energy 0.1%
RKI Exploration & Production LLC/Finance Corp.(h)
08/01/21	8.500%	349,000	391,753

Southern Pacific Resource Corp.(h)(j)
01/25/18	8.750%	CAD 1,734,000	46,131

Total			437,884

Media and Entertainment 0.2%
Univision Communications, Inc.(h)
05/15/21	8.500%	1,359,000	1,416,757

Oil Field Services —%
Exterran Holdings, Inc.
12/01/18	7.250%	126,000	123,480

Other Financial Institutions 0.1%
Prospect Holding Co. LLC/Finance Co.(h)
10/01/18	10.250%	1,944,000	1,223,554

Property & Casualty 0.1%
Ambac Assurance Corp.(h)(k)
08/28/39	0.000%	756,000	544,320

Wirelines 0.1%
AT&T, Inc.
08/15/16	2.400%	987,000	998,633

Total Corporate Bonds & Notes
(Cost: $25,006,650)			22,776,148

Convertible Bonds(i) 0.2%
Building Materials 0.1%
Aecon Group, Inc.
10/31/15	6.250%	CAD 697,000	532,339

Metals 0.1%
Primero Mining Corp.
03/31/16	6.500%	769,000	772,845

Oil Field Services —%
Cal Dive International, Inc.(j)
07/15/17	5.000%	1,749,000	8,745

Total Convertible Bonds
(Cost: $2,614,460)			1,313,929

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

14	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Exchange-Traded Funds 0.2%
	Shares	Value ($)
iShares Russell 2000 Growth ETF	9,500	1,360,305

Total Exchange-Traded Funds
(Cost: $1,456,426)		1,360,305

Limited Partnerships 0.7%
Issuer	Shares	Value ($)
ENERGY 0.7%
Oil, Gas & Consumable Fuels 0.7%

CNX Coal Resources LP(a)	103,839	1,541,905

MarkWest Energy Partners LP(b)	21,033	1,185,630

Williams Partners LP	63,413	2,527,008

Total		5,254,543

Total Energy		5,254,543

Total Limited Partnerships (Cost: $5,787,865)		5,254,543

Treasury Bills 11.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
UNITED STATES 11.3%
U.S. Treasury Bills
10/01/15	0.040%	1,988,000	1,987,925
10/08/15	0.020%	1,988,000	1,987,959
12/03/15	0.040%	8,950,000	8,948,989
01/28/16	0.140%	53,038,000	53,006,442
02/04/16	0.160%	11,167,000	11,159,407
02/11/16	0.180%	9,210,000	9,202,549
03/03/16	0.260%	2,220,000	2,217,094

Total			88,510,365

Total Treasury Bills (Cost: $88,507,217)			88,510,365

Options Purchased Calls 0.1%
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
ACE Ltd.
	80	115.00	11/20/15	4,000
	61	110.00	11/20/15	7,778

Applied Materials, Inc.
	222	22.00	01/15/16	1,776

Avago Technologies Ltd.
	272	130.00	09/18/15	80,920
	38	140.00	10/16/15	9,310
	277	120.00	01/15/16	479,210

Axalta Coating Systems Ltd.
	26	30.00	01/15/16	6,565

B/E Aerospace, Inc.
	683	55.00	01/15/16	83,667

Options Purchased Calls (continued)
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Dynegy, Inc.
	638	35.00	09/18/15	9,570
	544	30.00	09/18/15	21,760

Expedia, Inc.
	83	120.00	10/16/15	33,200

Hewlett-Packard Co.
	1,262	30.00	10/16/15	52,373

Kythera Biopharmaceuticals, Inc.
	7	75.00	09/18/15	18

Macy’s, Inc.
	281	70.00	01/15/16	25,150

Media General, Inc.
	16	12.50	02/19/16	2,040
	308	15.00	02/19/16	19,250

STERIS Corp.
	66	70.00	09/18/15	2,805

Staples, Inc.
	557	16.00	12/18/15	36,205
	990	17.00	01/15/16	51,975

Starwood Hotels & Resorts Worldwide, Inc.
	297	75.00	10/16/15	84,793

VMware, Inc., Class A
	284	85.00	09/18/15	34,790
	67	95.00	10/16/15	6,030
	148	100.00	10/16/15	8,140
	284	85.00	10/16/15	70,290
	288	85.00	01/15/16	129,600

Williams Companies, Inc. (The)
	86	60.00	11/20/15	8,127

Total Options Purchased Calls (Cost: $1,248,970)				1,269,342

Options Purchased Puts 0.3%
Altera Corp.
	52	45.00	02/19/16	14,560

Axalta Coating Systems Ltd.
	568	25.00	10/16/15	41,180

Axis Capital Holdings Ltd.
	57	50.00	09/18/15	1,425
	65	50.00	12/18/15	7,150

B/E Aerospace, Inc.
	313	45.00	10/16/15	29,735

BWX Technologies, Inc.
	138	22.50	09/18/15	2,415

Chubb Corp. (The)
	218	110.00	10/16/15	17,113

DISH Network Corp., Class A
	139	62.50	09/18/15	58,380
	139	60.00	12/18/15	72,280

Dynegy, Inc.
	831	22.50	09/18/15	49,860

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	15

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Options Purchased Puts (continued)
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
EMC Corp.
	1,272	21.00	09/18/15	6,360

Hewlett-Packard Co.
	212	27.00	09/18/15	11,024

KLX, Inc.
	557	35.00	09/18/15	13,925

Kraft Foods Group, Inc.
	39	82.50	09/18/15	780

Kraft Heinz Co. (The)
	153	75.00	12/18/15	78,030

MGM Resorts International
	853	19.00	10/16/15	70,373

Molson Coors Brewing Co., Class B
	254	65.00	09/18/15	30,480

Receptos, Inc.(d)(e)(g)
	4	180.00	09/18/15	—
	50	190.00	09/18/15	—
	71	190.00	09/18/15	—

Schlumberger Ltd.
	45	65.00	09/18/15	990
	90	70.00	09/18/15	5,040

Visteon Corp.
	288	90.00	12/18/15	72,720

Williams Companies, Inc. (The)
	509	52.50	09/18/15	324,487
	200	45.00	09/18/15	41,500

Williams Partners LP
	321	35.00	09/18/15	20,865

XPO Logistics, Inc.
	283	30.00	10/16/15	29,715

iShares Russell 2000 Growth ETF
	2,299	147.00	09/18/15	1,241,460

Total Options Purchased Puts (Cost: $1,610,815)				2,241,847

Money Market Funds 38.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.150%(l)(m)(n)	300,974,302	300,974,302

JPMorgan Prime Money Market Fund, 0.010%(b)(l)	461,094	461,094

Total Money Market Funds (Cost: $301,435,396)		301,435,396

Total Investments (Cost: $802,165,843)		762,157,981

Investments Sold Short (13.6)%
Common Stocks (10.1)%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY (2.8)%
Auto Components (0.3)%

Autoliv, Inc.	(9,536)	(974,102)

BorgWarner, Inc.	(17,930)	(782,465)

Delphi Automotive PLC	(10,167)	(767,812)

Total		(2,524,379)

Hotels, Restaurants & Leisure (0.2)%

Choice Hotels International, Inc.	(4,313)	(219,963)

Diamond Resorts International, Inc.(a)	(1,887)	(47,911)

Marriott International, Inc., Class A	(8,993)	(635,446)

Marriott Vacations World	(656)	(46,583)

MGM China Holdings Ltd.	(239,824)	(397,282)

Wynn Resorts Ltd.	(5,546)	(416,227)

Total		(1,763,412)

Household Durables (0.6)%

Harman International Industries, Inc.	(9,300)	(908,982)

Jarden Corp.(a)	(70,578)	(3,623,474)

Total		(4,532,456)

Internet & Catalog Retail (0.1)%

Expedia, Inc.	(8,098)	(931,189)

Media (0.2)%

Nexstar Broadcasting Group, Inc., Class A	(11,661)	(542,003)

Sinclair Broadcast Group, Inc., Class A	(13,570)	(363,405)

Tegna, Inc.	(15,889)	(377,999)

Total		(1,283,407)

Multiline Retail (0.5)%

JCPenney Co., Inc.(a)	(437,480)	(3,985,443)

Specialty Retail (0.9)%

Five Below, Inc.(a)	(73,952)	(2,859,724)

Men’s Wearhouse, Inc. (The)	(39,074)	(2,205,727)

Tiffany & Co.	(26,991)	(2,220,010)

Total		(7,285,461)

Total Consumer Discretionary		(22,305,747)

CONSUMER STAPLES (1.1)%
Beverages (0.1)%

Anheuser-Busch InBev NV, ADR	(3,498)	(380,967)

Boston Beer Co., Inc. (The), Class A(a)	(982)	(201,379)

Total		(582,346)

Food & Staples Retailing (0.8)%

Kroger Co.	(116,798)	(4,029,531)

SYSCO Corp.	(67,268)	(2,681,975)

Total		(6,711,506)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

16	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products (0.2)%

Procter & Gamble Co. (The)	(22,944)	(1,621,453)

Total Consumer Staples		(8,915,305)

ENERGY (0.5)%
Energy Equipment & Services (0.4)%

Enerflex Ltd.	(36,774)	(353,596)

Exterran Holdings, Inc.	(54,400)	(1,214,208)

RPC, Inc.	(51,937)	(603,508)

Schlumberger Ltd.	(7,688)	(594,821)

Superior Energy Services, Inc.	(6,867)	(109,254)

Total		(2,875,387)

Oil, Gas & Consumable Fuels (0.1)%

Synergy Resources Corp.(a)	(114,768)	(1,232,608)

Total Energy		(4,107,995)

FINANCIALS (1.1)%
Insurance (0.7)%

ACE Ltd.	(34,167)	(3,490,501)

First American Financial	(47,516)	(1,846,472)

Total		(5,336,973)

Real Estate Investment Trusts (REITs) (0.4)%

American Tower Corp.	(29,274)	(2,698,770)

LaSalle Hotel Properties	(7,503)	(236,044)

Pebblebrook Hotel Trust	(6,128)	(233,232)

Total		(3,168,046)

Total Financials		(8,505,019)

HEALTH CARE (0.7)%
Health Care Equipment & Supplies (0.4)%

STERIS Corp.	(17,919)	(1,147,712)

Zeltiq Aesthetics, Inc.(a)	(69,578)	(2,245,282)

Total		(3,392,994)

Health Care Technology (0.3)%

Veeva Systems Inc., Class A(a)	(74,301)	(1,924,396)

Total Health Care		(5,317,390)

INDUSTRIALS (1.3)%
Aerospace & Defense (0.6)%

Boeing Co. (The)	(1,127)	(147,276)

General Dynamics Corp.	(5,657)	(803,464)

Hexcel Corp.	(3,399)	(164,036)

L-3 Communications Holdings, Inc.	(6,249)	(659,082)

Lockheed Martin Corp.	(4,315)	(868,092)

Raytheon Co.	(8,387)	(860,171)

Rockwell Collins, Inc.	(10,390)	(850,421)

Spirit AeroSystems Holdings, Inc., Class A(a)	(3,335)	(170,452)

Common Stocks (continued)
Issuer	Shares	Value ($)
TransDigm Group, Inc.(a)	(762)	(175,130)

Triumph Group, Inc.	(2,144)	(105,892)

Total		(4,804,016)

Commercial Services & Supplies (0.1)%

Healthcare Services Group, Inc.	(14,824)	(495,715)

Machinery (0.5)%

Colfax Corp.(a)	(20,718)	(803,651)

Dover Corp.	(13,475)	(834,776)

Flowserve Corp.	(15,890)	(717,116)

ITT Corp.	(21,495)	(804,128)

Pentair PLC	(12,229)	(676,141)

Total		(3,835,812)

Trading Companies & Distributors (0.1)%

WESCO International, Inc.(a)	(8,246)	(461,529)

Transportation Infrastructure —%

Wesco Aircraft Holdings, Inc.(a)	(12,356)	(173,478)

Total Industrials		(9,770,550)

INFORMATION TECHNOLOGY (1.9)%
Communications Equipment (0.5)%

Arista Networks, Inc.(a)	(57,880)	(4,328,845)

Electronic Equipment, Instruments & Components (0.1)%

Cognex Corp.	(27,644)	(983,021)

Internet Software & Services (0.4)%

Alibaba Group Holding Ltd., ADR(a)	(42,112)	(2,784,445)

IT Services (0.4)%

International Business Machines Corp.	(3,239)	(479,016)

Syntel, Inc.(a)	(54,620)	(2,427,859)

Xerox Corp.	(48,467)	(492,909)

Total		(3,399,784)

Semiconductors & Semiconductor Equipment (0.1)%

Avago Technologies Ltd.	(531)	(66,890)

Intel Corp.	(18,158)	(518,229)

Total		(585,119)

Software (0.3)%

Electronic Arts, Inc.(a)	(37,839)	(2,503,050)

Technology Hardware, Storage & Peripherals (0.1)%

Seagate Technology	(10,744)	(552,242)

Total Information Technology		(15,136,506)

MATERIALS (0.1)%
Chemicals (0.1)%

PPG Industries, Inc.	(2,614)	(249,088)

RPM International, Inc.	(6,541)	(286,823)

Valspar Corp.	(3,143)	(230,382)

Total		(766,293)

Total Materials		(766,293)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	17

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES (0.2)%
Diversified Telecommunication Services (0.1)%

CenturyLink, Inc.	(36,682)	(991,881)

Wireless Telecommunication Services (0.1)%

T-Mobile USA, Inc.(a)	(11,662)	(461,932)

Total Telecommunication Services		(1,453,813)

UTILITIES (0.4)%
Electric Utilities (0.4)%

Exelon Corp.	(88,692)	(2,728,166)

Total Utilities		(2,728,166)

Total Common Stocks (Proceeds: $82,488,201)		(79,006,784)

Corporate Bonds & Notes (0.3)%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHEMICALS —%
Ashland, Inc.
08/15/22	4.750%	(296,000)	(293,780)

FOOD AND BEVERAGE (0.1)%
Kraft Foods Group, Inc.
06/06/22	3.500%	(359,000)	(362,216)

OIL FIELD SERVICES (0.1)%
Ensco PLC
03/15/21	4.700%	(646,000)	(591,801)

National Oilwell Varco, Inc.
12/01/22	2.600%	(565,000)	(513,213)

Total			(1,105,014)

WIRELINES (0.1)%
AT&T, Inc.
03/11/24	3.900%	(911,000)	(909,469)

Total Corporate Bonds & Notes
(Proceeds: $2,829,244)			(2,670,479)

Exchange-Traded Funds (3.0)%
Issuer	Shares	Value ($)
Alerian MLP ETF	(17,114)	(247,126)

Consumer Staples Select Sector SPDR Fund	(29,468)	(1,394,131)

Health Care Select Sector SPDR Fund	(18,142)	(1,278,830)

Industrial Select Sector SPDR Fund	(21,265)	(1,090,682)

Market Vectors Semiconductor ETF	(102,773)	(5,092,402)

SPDR S&P 500 ETF Trust	(8,326)	(1,645,800)

SPDR S&P Retail ETF	(32,387)	(3,029,804)

Technology Select Sector SPDR Fund	(95,938)	(3,859,586)

Utilities Select Sector SPDR Fund	(53,303)	(2,263,245)

Vanguard REIT ETF	(34,489)	(2,553,221)

iShares Russell 2000 Growth ETF	(9,441)	(1,351,857)

Total Exchange-Traded Funds
(Proceeds: $24,170,137)		(23,806,684)

Limited Partnerships (0.2)%
ENERGY (0.2)%
Energy Equipment & Services (0.1)%

Exterran Partners LP	(37,269)	(810,228)

Oil, Gas & Consumable Fuels (0.1)%

Alliance Resource Partners	(31,152)	(796,868)

Energy Transfer Equity LP	(1,134)	(31,809)

Total		(828,677)

Total Energy		(1,638,905)

Total Limited Partnerships
(Proceeds: $1,631,671)		(1,638,905)

Total Investments Sold Short
(Proceeds: $111,119,253)		(107,122,852)

Total Investments, Net of Investments Sold Short		655,035,129

Other Assets & Liabilities, Net		129,905,161

Net Assets		784,940,290

At August 31, 2015, securities and cash totaling $213,234,082 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at August 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citibank	09/16/2015	95,544,000 AUD	71,734,516 USD	3,789,231	—

Citibank	09/16/2015	1,860,000 AUD	1,432,727 USD	110,004	—

Citibank	09/16/2015	39,380,000 BRL	11,992,402 USD	1,187,604	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

18	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Forward Foreign Currency Exchange Contracts Open at August 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	09/16/2015	92,978,000	CAD	73,396,222	USD	2,725,522	—

Citibank	09/16/2015	264,000	CAD	213,878	USD	13,217	—

Citibank	09/16/2015	491,000	CAD	370,580	USD	—	(2,619)

Citibank	09/16/2015	1,003,000	CHF	1,062,535	USD	24,455	—

Citibank	09/16/2015	319,000	CHF	341,940	USD	11,783	—

Citibank	09/16/2015	1,415,000,000	CLP	2,216,093	USD	176,497	—

Citibank	09/16/2015	70,000,000	CLP	109,426	USD	8,527	—

Citibank	09/16/2015	30,000,000	CLP	47,026	USD	3,784	—

Citibank	09/16/2015	3,340,000,000	COP	1,265,978	USD	172,796	—

Citibank	09/16/2015	53,000,000	CZK	2,249,815	USD	49,108	—

Citibank	09/16/2015	145,000,000	CZK	5,887,701	USD	—	(133,098)

Citibank	09/16/2015	95,239,948	EUR	107,667,934	USD	772,645	—

Citibank	09/16/2015	118,705,052	EUR	131,375,056	USD	—	(1,856,965)

Citibank	09/16/2015	3,000	EUR	3,353	USD	—	(14)

Citibank	09/16/2015	2,818,000	EUR	3,160,322	USD	—	(2,541)

Citibank	09/16/2015	17,261,999	GBP	26,964,865	USD	478,430	—

Citibank	09/16/2015	28,662,000	GBP	44,192,520	USD	214,170	—

Citibank	09/16/2015	511,000	GBP	807,329	USD	23,261	—

Citibank	09/16/2015	8,713,000	GBP	13,329,332	USD	—	(39,706)

Citibank	09/16/2015	21,000	HKD	2,709	USD	1	—

Citibank	09/16/2015	7,798,000	HKD	1,005,753	USD	—	(425)

Citibank	09/16/2015	1,620,000,000	HUF	5,849,494	USD	50,371	—

Citibank	09/16/2015	1,360,000,000	HUF	4,812,990	USD	—	(55,412)

Citibank	09/16/2015	63,600,000,000	IDR	4,672,616	USD	178,512	—

Citibank	09/16/2015	14,400,000	ILS	3,751,407	USD	80,963	—

Citibank	09/16/2015	654,200,000	INR	9,991,747	USD	171,771	—

Citibank	09/16/2015	98,000,000	INR	1,466,889	USD	—	(4,156)

Citibank	09/16/2015	208,512,843	JPY	1,720,680	USD	364	—

Citibank	09/16/2015	23,770,855,999	JPY	191,735,104	USD	—	(4,384,112)

Citibank	09/16/2015	325,631,000	JPY	2,634,720	USD	—	(51,868)

Citibank	09/16/2015	33,290,000,000	KRW	29,440,616	USD	1,304,874	—

Citibank	09/16/2015	770,000,000	KRW	649,109	USD	—	(1,672)

Citibank	09/16/2015	429,290,000	NOK	54,086,369	USD	2,206,177	—

Citibank	09/16/2015	4,556,000	NOK	581,428	USD	30,831	—

Citibank	09/16/2015	116,057,000	NZD	79,835,027	USD	6,360,430	—

Citibank	09/16/2015	1,512,000	NZD	1,030,610	USD	73,377	—

Citibank	09/16/2015	881,000	NZD	600,216	USD	42,463	—

Citibank	09/16/2015	389,200,000	PHP	8,565,398	USD	251,080	—

Citibank	09/16/2015	35,900,000	PLN	9,596,132	USD	92,758	—

Citibank	09/16/2015	2,200,000	PLN	592,924	USD	10,545	—

Citibank	09/16/2015	36,500,000	PLN	9,588,262	USD	—	(73,943)

Citibank	09/16/2015	257,819,000	SEK	30,739,450	USD	276,363	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	19

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Forward Foreign Currency Exchange Contracts Open at August 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	09/16/2015	583,312,000	SEK	67,998,968	USD	—	(923,353)

Citibank	09/16/2015	39,830,000	SGD	29,191,918	USD	984,659	—

Citibank	09/16/2015	900,000	SGD	636,701	USD	—	(671)

Citibank	09/16/2015	50,830,000	TRY	18,127,815	USD	735,778	—

Citibank	09/16/2015	900,000	TRY	305,531	USD	—	(2,413)

Citibank	09/16/2015	604,000,000	TWD	19,461,585	USD	885,265	—

Citibank	09/16/2015	2,000,000	TWD	61,364	USD	—	(147)

Citibank	09/16/2015	51,292,310	USD	67,751,852	AUD	—	(3,111,171)

Citibank	09/16/2015	17,101,509	USD	23,040,000	AUD	—	(716,815)

Citibank	09/16/2015	893,608	USD	1,161,000	AUD	—	(67,973)

Citibank	09/16/2015	8,212,329	USD	26,800,000	BRL	—	(859,139)

Citibank	09/16/2015	31,366	USD	100,000	BRL	—	(3,929)

Citibank	09/16/2015	189,821	USD	600,000	BRL	—	(25,197)

Citibank	09/16/2015	4,408,466	USD	5,856,000	CAD	42,562	—

Citibank	09/16/2015	49,433,831	USD	61,596,000	CAD	—	(2,615,956)

Citibank	09/16/2015	20,611,822	USD	26,281,000	CAD	—	(636,164)

Citibank	09/16/2015	12,294	USD	12,000	CHF	126	—

Citibank	09/16/2015	625,431	USD	597,000	CHF	—	(7,551)

Citibank	09/16/2015	28,289	USD	20,000,000	CLP	540	—

Citibank	09/16/2015	2,155,745	USD	1,495,000,000	CLP	—	(835)

Citibank	09/16/2015	742,355	USD	1,900,000,000	COP	—	(120,484)

Citibank	09/16/2015	117,648	USD	300,000,000	COP	—	(19,458)

Citibank	09/16/2015	14,836,162	USD	361,700,000	CZK	182,621	—

Citibank	09/16/2015	949,686	USD	23,000,000	CZK	5,337	—

Citibank	09/16/2015	952,949	USD	23,000,000	CZK	2,074	—

Citibank	09/16/2015	3,258,252	USD	78,000,000	CZK	—	(19,476)

Citibank	09/16/2015	138,905,656	USD	125,527,000	EUR	1,983,172	—

Citibank	09/16/2015	99,549,145	USD	88,058,000	EUR	—	(714,722)

Citibank	09/16/2015	3,599,671	USD	3,192,000	EUR	—	(17,038)

Citibank	09/16/2015	33,441,524	USD	21,962,999	GBP	258,024	—

Citibank	09/16/2015	51,922,364	USD	33,083,000	GBP	—	(1,160,531)

Citibank	09/16/2015	93,127	USD	59,000	GBP	—	(2,599)

Citibank	09/16/2015	1,008,609	USD	7,819,000	HKD	280	—

Citibank	09/16/2015	11,063,932	USD	3,118,055,986	HUF	97,794	—

Citibank	09/16/2015	816,275	USD	226,944,014	HUF	—	(3,882)

Citibank	09/16/2015	2,251,298	USD	31,020,994,083	IDR	—	(59,292)

Citibank	09/16/2015	1,693,002	USD	6,500,000	ILS	—	(36,203)

Citibank	09/16/2015	8,688,090	USD	562,327,106	INR	—	(247,186)

Citibank	09/16/2015	1,178,886	USD	76,000,000	INR	—	(38,076)

Citibank	09/16/2015	1,178,054	USD	76,000,000	INR	—	(37,243)

Citibank	09/16/2015	181,702,002	USD	22,259,106,000	JPY	1,944,658	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

20	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Forward Foreign Currency Exchange Contracts Open at August 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	09/16/2015	21,367,815	USD	2,633,999,999	JPY	363,755	—

Citibank	09/16/2015	16,828,902	USD	2,010,048,000	JPY	—	(245,190)

Citibank	09/16/2015	803,159	USD	950,452,182	KRW	136	—

Citibank	09/16/2015	19,358,442	USD	21,610,000,000	KRW	—	(1,094,295)

Citibank	09/16/2015	2,583,915	USD	2,860,000,000	KRW	—	(166,726)

Citibank	09/16/2015	864,365	USD	960,000,000	KRW	—	(53,001)

Citibank	09/16/2015	22,343,427	USD	178,511,000	NOK	—	(770,168)

Citibank	09/16/2015	61,771,970	USD	93,991,633	NZD	—	(2,266,755)

Citibank	09/16/2015	5,872,266	USD	8,800,000	NZD	—	(301,069)

Citibank	09/16/2015	2,275,301	USD	103,000,000	PHP	—	(74,954)

Citibank	09/16/2015	1,124,633	USD	51,000,000	PHP	—	(35,140)

Citibank	09/16/2015	2,284,951	USD	8,675,503	PLN	11,611	—

Citibank	09/16/2015	14,851,392	USD	55,524,497	PLN	—	(153,063)

Citibank	09/16/2015	5,812,972	USD	49,336,000	SEK	16,415	—

Citibank	09/16/2015	56,731,118	USD	465,249,000	SEK	—	(1,758,752)

Citibank	09/16/2015	2,442,430	USD	19,933,000	SEK	—	(87,209)

Citibank	09/16/2015	2,920,927	USD	24,047,000	SEK	—	(79,609)

Citibank	09/16/2015	25,659,452	USD	34,710,000	SGD	—	(1,078,135)

Citibank	09/16/2015	290,958	USD	390,000	SGD	—	(14,763)

Citibank	09/16/2015	13,724,999	USD	37,300,000	TRY	—	(962,399)

Citibank	09/16/2015	109,646	USD	300,000	TRY	—	(6,998)

Citibank	09/16/2015	510,963	USD	1,400,000	TRY	—	(31,938)

Citibank	09/16/2015	3,708,879	USD	121,100,000	TWD	15,611	—

Citibank	09/16/2015	15,616,410	USD	481,900,000	TWD	—	(795,337)

Citibank	09/16/2015	97,658	USD	3,000,000	TWD	—	(5,392)

Citibank	09/16/2015	6,725,381	USD	84,100,000	ZAR	—	(398,488)

Citibank	09/16/2015	665,479	USD	8,200,000	ZAR	—	(48,588)

Citibank	09/16/2015	125,000,000	ZAR	9,865,910	USD	462,086	—

Citibank	09/17/2015	332,100,000	MXN	21,246,622	USD	1,391,549	—

Citibank	09/17/2015	20,400,000	MYR	5,450,264	USD	574,183	—

Citibank	09/17/2015	3,360,738	USD	56,924,636	MXN	42,581	—

Citibank	09/17/2015	15,034,534	USD	239,000,000	MXN	—	(745,577)

Citibank	09/17/2015	47,248	USD	200,000	MYR	556	—

Citibank	09/17/2015	4,230,740	USD	16,310,000	MYR	—	(332,262)

Citibank	09/17/2015	344,500	USD	1,300,000	MYR	—	(33,769)

Citibank	12/16/2015	2,686,852	AUD	1,907,577	USD	5,554	—

Citibank	12/16/2015	116,000	CHF	120,904	USD	441	—

Citibank	12/16/2015	1,495,000,000	CLP	2,137,534	USD	134	—

Citibank	12/16/2015	24,000,000	CZK	1,002,579	USD	3,755	—

Citibank	12/16/2015	9,000,000	CZK	374,071	USD	—	(488)

Citibank	12/16/2015	1,475,000	GBP	2,282,273	USD	20,136	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	21

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Forward Foreign Currency Exchange Contracts Open at August 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	12/16/2015	210,000,000	HUF	752,425	USD	617	—

Citibank	12/16/2015	12,720,994,083	IDR	869,509	USD	3,019	—

Citibank	12/16/2015	200,000	ILS	50,980	USD	—	(90)

Citibank	12/16/2015	53,000,000	INR	786,827	USD	2,834	—

Citibank	12/16/2015	4,327,106	INR	63,967	USD	—	(40)

Citibank	12/16/2015	1,010,452,182	KRW	851,891	USD	—	(330)

Citibank	12/16/2015	32,924,636	MXN	1,939,685	USD	—	(15,259)

Citibank	12/16/2015	22,398,633	NZD	14,273,382	USD	183,933	—

Citibank	12/16/2015	130,000	SGD	91,577	USD	—	(172)

Citibank	12/16/2015	1,200,000	TRY	399,091	USD	—	(366)

Citibank	12/16/2015	103,100,000	TWD	3,164,301	USD	—	(10,856)

Citibank	12/16/2015	1,577,724	USD	2,225,000	AUD	—	(2,647)

Citibank	12/16/2015	52,913	USD	200,000	BRL	310	—

Citibank	12/16/2015	134,622	USD	500,000	BRL	—	(1,565)

Citibank	12/16/2015	772,987	USD	740,000	CHF	—	(4,518)

Citibank	12/16/2015	143,860	USD	100,000,000	CLP	—	(890)

Citibank	12/16/2015	8,121,853	USD	977,819,843	JPY	—	(42,363)

Citibank	12/16/2015	75,872	USD	90,000,000	KRW	35	—

Citibank	12/16/2015	413,818	USD	7,000,000	MXN	1,817	—

Citibank	12/16/2015	23,810	USD	100,000	MYR	60	—

Citibank	12/16/2015	1,132,874	USD	9,438,000	NOK	6,232	—

Citibank	12/16/2015	1,609,061	USD	2,511,000	NZD	—	(29,562)

Citibank	12/16/2015	524,290	USD	17,000,000	TWD	—	(743)

Citibank	12/17/2015	2,400,000	ZAR	179,905	USD	2,315	—

Citibank	12/17/2015	100,000	ZAR	7,397	USD	—	(2)

Goldman, Sachs & Co.	09/15/2015	14,350	AUD	10,955	USD	748	—

Goldman, Sachs & Co.	09/15/2015	567,400	CAD	451,757	USD	20,487	—

Goldman, Sachs & Co.	09/15/2015	263,300	CAD	199,790	USD	—	(338)

Goldman, Sachs & Co.	09/15/2015	2,161,400	EUR	2,454,342	USD	28,467	—

Goldman, Sachs & Co.	09/15/2015	530,000	EUR	581,004	USD	—	(13,847)

Goldman, Sachs & Co.	09/15/2015	334,677	GBP	518,896	USD	5,373	—

Goldman, Sachs & Co.	09/15/2015	38,400	HKD	4,954	USD	1	—

Goldman, Sachs & Co.	09/15/2015	4,651,900	HKD	599,976	USD	—	(259)

Goldman, Sachs & Co.	09/15/2015	4,944	USD	6,600	AUD	—	(250)

Goldman, Sachs & Co.	09/15/2015	106,689	USD	141,100	CAD	559	—

Goldman, Sachs & Co.	09/15/2015	335,647	USD	429,200	CAD	—	(9,421)

Goldman, Sachs & Co.	09/15/2015	74,699	USD	48,300	GBP	—	(589)

Goldman, Sachs & Co.	09/15/2015	976,206	USD	7,568,200	HKD	323	—

Goldman, Sachs & Co.	09/15/2015	25,369	USD	196,600	HKD	—	(1)

Total						31,180,437	(29,728,208)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

22	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Futures Contracts Outstanding at August 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB	418	JPY	50,997,138	09/2015	137,117	—

3MO EURO EURIBOR	84	EUR	23,573,410	12/2015	2,761	—

3MO EURO EURIBOR	76	EUR	21,327,257	03/2016	2,321	—

3MO EURO EURIBOR	88	EUR	24,692,250	06/2016	3,230	—

3MO EURO EURIBOR	99	EUR	27,773,227	09/2016	3,852	—

3MO EURO EURIBOR	123	EUR	34,495,778	12/2016	2,452	—

3MO EURO EURIBOR	133	EUR	37,285,392	03/2017	—	(2,095)

3MO EURO EURIBOR	129	EUR	36,147,738	06/2017	—	(4,778)

90DAY EURO $	326	USD	81,108,800	12/2015	—	(3,059)

90DAY EURO $	311	USD	77,267,950	03/2016	11,743	—

90DAY EURO $	272	USD	67,459,393	06/2016	39,851	—

90DAY EURO $	248	USD	61,386,194	09/2016	59,984	—

90DAY EURO $	235	USD	58,050,875	12/2016	64,481	—

90DAY EURO $	222	USD	54,745,200	03/2017	57,902	—

90DAY EURO $	212	USD	52,194,400	06/2017	45,434	—

90DAY STERLING	218	GBP	41,543,335	12/2015	22,862	—

90DAY STERLING	216	GBP	41,124,911	03/2016	37,630	—

90DAY STERLING	151	GBP	28,717,499	06/2016	30,763	—

90DAY STERLING	309	GBP	58,695,155	09/2016	87,476	—

90DAY STERLING	287	GBP	54,439,142	12/2016	93,097	—

90DAY STERLING	262	GBP	49,636,745	03/2017	86,260	—

90DAY STERLING	250	GBP	47,300,972	06/2017	79,319	—

AUST 10Y BOND	158	AUD	14,482,623	09/2015	140,164	—

AUST 3YR BOND	669	AUD	53,468,211	09/2015	162,074	—

BANK ACCEPT	260	CAD	49,098,320	12/2015	37,301	—

BANK ACCEPT	249	CAD	47,025,811	03/2016	55,982	—

CAN 10YR BOND	151	CAD	16,231,697	12/2015	—	(231,268)

COTTON NO.2	17	USD	535,500	12/2015	—	(5,312)

EURO BUXL 30Y BND	18	EUR	3,061,721	09/2015	—	(107,967)

Euro CHF 3MO ICE	9	CHF	2,345,084	12/2015	—	(2,620)

Euro CHF 3MO ICE	16	CHF	4,169,865	03/2016	—	(4,928)

Euro CHF 3MO ICE	21	CHF	5,472,948	06/2016	—	(4,889)

EURO FX CURR	295	USD	41,443,813	09/2015	429,780	—

EURO-BOBL	90	EUR	13,132,192	09/2015	—	(32,470)

EURO-BUND	64	EUR	10,994,562	09/2015	—	(105,667)

JPN YEN CURR	231	USD	23,844,975	09/2015	351,731	—

LONG GILT	111	GBP	19,960,916	12/2015	—	(120,961)

US 10YR NOTE (CBT)	177	USD	22,490,063	12/2015	—	(153,920)

US 2YR NOTE (CBT)	523	USD	114,259,156	12/2015	—	(217,489)

US 5YR NOTE (CBT)	358	USD	42,758,625	12/2015	—	(242,562)

US LONG BOND (CBT)	67	USD	10,359,875	12/2015	—	(222,515)

Total			1,525,098,718		2,045,567	(1,462,500)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	23

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Futures Contracts Outstanding at August 31, 2015 (continued)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
AMSTERDAM IDX	(3)	EUR	(299,446)	09/2015	3,113	—

AUDUSD Crncy	(294)	USD	(20,926,920)	09/2015	706,641	—

BRENT CRUDE	(29)	USD	(1,570,350)	09/2015	—	(106,232)

C$ CURRENCY	(335)	USD	(25,419,800)	09/2015	721,037	—

CAC40 10 EURO	(5)	EUR	(261,012)	09/2015	—	(1,028)

COCOA	(22)	USD	(681,780)	12/2015	—	(1,717)

COFFEE ‘C’	(23)	USD	(1,072,088)	12/2015	49,719	—

COPPER	(81)	USD	(4,733,438)	12/2015	—	(170,902)

CORN	(119)	USD	(2,232,738)	12/2015	79,329	—

DAX INDEX	(1)	EUR	(287,467)	09/2015	—	(592)

DJIA MINI e-CBOT	(48)	USD	(3,961,920)	09/2015	153,289	—

EURO STOXX 50	(24)	EUR	(880,394)	09/2015	—	(1,708)

FTSE 100 IDX	(45)	GBP	(4,292,994)	09/2015	227,060	—

FTSE/JSE TOP 40	(48)	ZAR	(1,600,163)	09/2015	27,516	—

FTSE/MIB IDX	(3)	EUR	(369,317)	09/2015	—	(2,528)

GASOLINE RBOB	(71)	USD	(4,470,316)	09/2015	—	(18,066)

GBP CURRENCY	(1)	USD	(95,925)	09/2015	540	—

HANG SENG IDX	(16)	HKD	(2,215,624)	09/2015	—	(8,174)

H-SHARES IDX	(6)	HKD	(374,785)	09/2015	—	(3,839)

IBEX 35 INDX	(10)	EUR	(1,150,047)	09/2015	27,925	—

KC HRW WHEAT	(22)	USD	(536,525)	12/2015	18,038	—

KOSPI2 INX	(36)	KRW	(3,516,297)	09/2015	254,703	—

LEAN HOGS	(66)	USD	(1,795,860)	10/2015	—	(90,577)

LME COPPER	(37)	USD	(4,760,975)	09/2015	544,430	—

LME COPPER	(16)	USD	(2,053,400)	12/2015	—	(28,639)

LME NICKEL	(9)	USD	(542,052)	09/2015	157,662	—

LME NICKEL	(10)	USD	(603,780)	12/2015	—	(10,943)

LME ZINC	(37)	USD	(1,673,788)	12/2015	—	(107,622)

Low Su Gasoil G	(101)	USD	(4,959,100)	10/2015	—	(63,948)

MSCI SING IX ETS	(54)	SGD	(2,472,202)	09/2015	6,510	—

MSCI TAIWAN INDEX	(45)	USD	(1,354,500)	09/2015	—	(56,177)

NASDAQ 100 E-MINI	(5)	USD	(427,175)	09/2015	3,777	—

NATURAL GAS	(96)	USD	(2,581,440)	09/2015	137,012	—

NEW ZEALAND $	(163)	USD	(10,326,050)	09/2015	489,686	—

NY Harb ULSD	(67)	USD	(4,787,177)	09/2015	—	(341,373)

Russell 2000 Mini	(25)	USD	(2,893,750)	09/2015	—	(45,257)

S&P MID 400 EMINI	(20)	USD	(2,829,000)	09/2015	—	(64,987)

S&P/TSX 60 IX	(57)	CAD	(7,054,378)	09/2015	151,304	—

S&P500 EMINI	(32)	USD	(3,150,720)	09/2015	—	(71,495)

SGX CNX NIFTY	(50)	USD	(800,000)	09/2015	—	(3,276)

SOYBEAN	(151)	USD	(6,700,625)	11/2015	213,615	—

SOYBEAN OIL	(124)	USD	(2,101,800)	12/2015	205,032	—

SPI 200	(51)	AUD	(4,688,297)	09/2015	109,819	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

24	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Futures Contracts Outstanding at August 31, 2015 (continued)

Short Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
SUGAR #11 (WORLD)	(535)	USD	(6,405,448)	09/2015	797,316	—

TOPIX INDX	(5)	JPY	(632,449)	09/2015	5,421	—

WHEAT FUTURE (CBT)	(172)	USD	(4,171,000)	12/2015	149,289	—

WTI CRUDE	(13)	USD	(639,600)	09/2015	—	(67,458)

Total			(161,353,912)		5,239,783	(1,266,538)

Open Options Contracts Written at August 31, 2015

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
ACE Ltd.	Put	9	100.00	2,148	11/2015	3,285

Altera Corp.	Call	74	50.00	7,605	09/2015	3,330

Avago Technologies Ltd.	Call	17	130.00	3,044	09/2015	5,058

Avago Technologies Ltd.	Call	8	135.00	1,684	09/2015	1,160

Avago Technologies Ltd.	Call	17	125.00	6,869	09/2015	9,010

Avago Technologies Ltd.	Call	7	120.00	2,974	09/2015	6,125

Avago Technologies Ltd.	Put	38	125.00	23,525	10/2015	28,120

Avago Technologies Ltd.	Call	277	130.00	140,425	01/2016	343,480

Axalta Coating Systems Ltd.	Call	142	30.00	10,502	09/2015	12,780

Axalta Coating Systems Ltd.	Call	142	30.00	22,288	10/2015	21,655

EMC Corp.	Call	1,773	30.00	15,886	09/2015	6,206

EMC Corp.	Put	87	25.00	5,756	10/2015	11,178

Energy Transfer Equity LP	Call	7	32.50	520	09/2015	158

Energy Transfer Equity LP	Call	22	31.25	2,499	09/2015	715

Energy Transfer Equity LP	Call	62	30.00	11,643	09/2015	3,255

Energy Transfer Equity LP	Call	201	28.75	17,256	09/2015	20,100

Energy Transfer Equity LP	Call	201	27.50	28,186	09/2015	33,165

Expedia, Inc.	Put	83	105.00	25,668	09/2015	10,998

Hewlett-Packard Co.	Call	71	31.00	867	09/2015	675

Hewlett-Packard Co.	Put	420	25.00	17,795	10/2015	15,120

iShares Russell 2000 Growth ETF	Put	2,299	140.00	314,865	09/2015	574,750

KLX, Inc.	Call	279	40.00	27,051	09/2015	20,925

Macy’s, Inc.	Put	281	55.00	4,760	09/2015	17,281

Macy’s, Inc.	Call	281	75.00	17,424	01/2016	13,909

MGM Resorts International	Call	427	25.00	8,117	09/2015	2,562

Receptos, Inc.(d)(e)	Call	54	240.00	3,433	09/2015	0

Receptos, Inc.(d)(e)	Call	46	240.00	3,934	09/2015	0

Schlumberger Ltd.	Call	45	70.50	14,541	09/2015	33,862

Schlumberger Ltd.	Call	90	74.00	20,045	09/2015	42,525

Staples, Inc.	Put	557	12.50	16,687	09/2015	6,963

Staples, Inc.	Call	248	22.00	13,396	01/2016	1,860

Starwood Hotels & Resorts Worldwide, Inc.	Put	148	65.00	14,350	09/2015	10,434

Starwood Hotels & Resorts Worldwide, Inc.	Call	297	80.00	37,706	10/2015	46,035

STERIS Corp.	Put	66	65.00	10,369	09/2015	16,005

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	25

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Open Options Contracts Written at August 31, 2015 (continued)

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
VMware, Inc., Class A	Call	284	90.00	27,536	10/2015	39,760

VMware, Inc., Class A	Call	288	95.00	33,972	01/2016	58,320

Total						1,420,764

Total Return Swap Contracts Outstanding at August 31, 2015

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs	Total return on Hellermanntyton Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	8/27/2016	GBP	4,509	—	114	—

Goldman Sachs	Total return on Hellermanntyton Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	8/27/2016	GBP	769,352	—	18,785	—
Total						—	18,899	—

Total Return Swap Contracts on Futures at August 31, 2015

Counterparty	Reference Instrument	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Barclays	EURO-BOBL	09/2015	EUR	19,844,201	—	(81,293)

Barclays	EURO-SCHATZ	09/2015	EUR	40,699,425	—	(55,157)

Citibank	COCOA FUTURE (LIFFE)	12/2015	GBP	64,480	2,035	—

Citibank	COFFEE	12/2015	USD	(419,513)	21,516	—

Citibank	COPPER	12/2015	USD	(1,928,438)	—	(32,439)

Citibank	GASOLINE RBOB	09/2015	USD	(377,773)	—	(9,702)

Citibank	GOLD 100 OZ	12/2015	USD	(4,983,000)	—	(161,260)

Citibank	LME PRI ALUM	12/2015	USD	(2,297,100)	—	(66,263)

Citibank	PLATINUM	10/2015	USD	(1,364,175)	69,660	—

Citibank	SILVER	12/2015	USD	(3,500,640)	180,720	—

Citibank	SOYBEAN	11/2015	USD	(443,750)	27,293	—

Citibank	SOYBEAN MEAL (CBT)	12/2015	USD	1,338,590	—	(160,519)

Citibank	SOYBEAN OIL	12/2015	USD	(881,400)	149,604	—

Citibank	WHEAT KCBT	12/2015	USD	(73,162)	3,806	—

Citibank	WTI CRUDE	09/2015	USD	(688,800)	—	(67,816)

Deutsche	COCOA FUTURE (LIFFE)	12/2015	GBP	322,398	5,334	—

Deutsche	GOLD 100 OZ	12/2015	USD	(4,756,500)	—	(138,600)

Deutsche	PLATINUM	10/2015	USD	(1,919,950)	108,378	—

Deutsche	SILVER	12/2015	USD	(437,580)	28,650	—

Deutsche	SOYBEAN MEAL (CBT)	12/2015	USD	1,245,200	—	(117,343)

Deutsche	WHEAT KCBT	12/2015	USD	(609,688)	28,488	—

J.P. Morgan	MSCI TAIWAN INDEX	09/2015	USD	(1,234,100)	—	(60,680)

J.P. Morgan	SWISS MKT IX	09/2015	CHF	(1,995,055)	—	(23,918)

J.P. Morgan	TAIEX	09/2015	TWD	(196,041)	5,439	—

Total					630,923	(974,990)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

26	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Notes to Consolidated Portfolio of Investments

(a)	Non-income producing investment.

(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts and securities sold short.

(c)	At August 31, 2015, securities valued at $20,516,204 were held to cover open call options written.

(d)	Identifies investments considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such investments at August 31, 2015 was $349,471, which represents 0.04% of net assets. Information concerning such holdings at August 31, 2015 is as follows:

Security Description	Acquisition/Issue Dates	Cost/Premium Received ($)
Arthrocare Corp.	06/09/2014	—

Receptos, Inc.	07/28/2015 - 08/10/2015	17,900

Receptos, Inc. (Option Written)	07/28/2015 - 08/18/2015	3,433

Receptos, Inc. (Option Written)	07/28/2015 - 08/18/2015	3,934

Receptos, Inc.	07/28/2015 - 08/18/2015	16,024

Receptos, Inc.	07/30/2015 - 08/03/2015	1,381

Safeway, Inc. Casa Ley CVR	06/23/2014 - 01/29/2015	49,139

Safeway, Inc. PDC CVR	06/23/2014 - 01/29/2015	2,169

Trius Therapeutics, Inc.	08/01/2013 - 08/08/2013	24,524

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2015, the value of these investments amounted to $349,471, which represents 0.04% of net assets.

(f)	Represents fractional shares.

(g)	Negligible market value.

(h)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the value of these securities amounted to $9,313,382 or 1.19% of net assets.

(i)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(j)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2015, the value of these securities amounted to $1,751,617, which represents 0.22% of net assets.

(k)	Variable rate security.

(l)	The rate shown is the seven-day current annualized yield at August 31, 2015.

(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	235,765,378	890,987,238	(825,778,314)	300,974,302	293,632	300,974,302

(n)	At August 31, 2015, cash or short-term securities were designated to cover open put and/or call options written.

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	27

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Currency Legend (continued)

MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	US Dollar
ZAR	South African Rand

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

28	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments

Common Stocks

Consumer Discretionary	32,112,448	—	—		32,112,448

Consumer Staples	12,548,556	863,937	305,504		13,717,997

Energy	33,425,713	4,897	—		33,430,610

Financials	61,365,409	—	—		61,365,409

Health Care	51,313,522	1,622,786	43,967		52,980,275

Industrials	49,665,049	2,936,435	—		52,601,484

Information Technology	60,440,919	—	—		60,440,919

Materials	19,549,884	—	—		19,549,884

Telecommunication Services	8,046,923	1,388,161	—		9,435,084

Utilities	2,361,996	—	—		2,361,996

Total Common Stocks	330,830,419	6,816,216	349,471		337,996,106

Corporate Bonds & Notes	—	22,776,148	—		22,776,148

Convertible Bonds	—	1,313,929	—		1,313,929

Exchange-Traded Funds	1,360,305	—	—		1,360,305

Limited Partnerships	5,254,543	—	—		5,254,543

Treasury Bills	88,510,365	—	—		88,510,365

Options Purchased Calls	1,269,342	—	—		1,269,342

Options Purchased Puts	2,241,847	—	0(a	)	2,241,847

Money Market Funds	461,094	300,974,302	—		301,435,396

Total Investments	429,927,915	331,880,595	349,471		762,157,981

Investments Sold Short

Common Stocks

Consumer Discretionary	(21,908,465)	(397,282)	—		(22,305,747)

Consumer Staples	(8,915,305)	—	—		(8,915,305)

Energy	(4,107,995)	—	—		(4,107,995)

Financials	(8,505,019)	—	—		(8,505,019)

Health Care	(5,317,390)	—	—		(5,317,390)

Industrials	(9,770,550)	—	—		(9,770,550)

Information Technology	(15,136,506)	—	—		(15,136,506)

Materials	(766,293)	—	—		(766,293)

Telecommunication Services	(1,453,813)	—	—		(1,453,813)

Utilities	(2,728,166)	—	—		(2,728,166)

Total Common Stocks	(78,609,502)	(397,282)	—		(79,006,784)

Corporate Bonds & Notes	—	(2,670,479)	—		(2,670,479)

Exchange-Traded Funds	(23,806,684)	—	—		(23,806,684)

Limited Partnerships	(1,638,905)	—	—		(1,638,905)

Total Investments Sold Short	(104,055,091)	(3,067,761)	—		(107,122,852)

Total Investments, Net of Investments Sold Short	325,872,824	328,812,834	349,471		655,035,129

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	29

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2015

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	31,180,437	—	31,180,437

Futures Contracts	7,285,350	—	—	7,285,350

Swap Contracts	—	649,822	—	649,822

Liabilities

Forward Foreign Currency Exchange Contracts	—	(29,728,208)	—	(29,728,208)

Futures Contracts	(2,729,038)	—	—	(2,729,038)

Options Contracts Written	(1,420,764)	—	(0)	(1,420,764)

Swap Contracts	—	(974,990)	—	(974,990)

Total	329,008,372	329,939,895	349,471	659,297,738

(a)Rounds	to zero.

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	235,765,378	235,765,378	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and options classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, observed yields on securities deemed comparable, the subscription price of the security, closing prices of similar securities from the issuer. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
3,460,222	—	—	3,460,222

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

30	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $498,331,756)	$457,672,490

Affiliated issuers (identified cost $300,974,302)	300,974,302

Options purchased (identified cost $2,859,785)	3,511,189

Total investments (identified cost $802,165,843)	762,157,981

Cash	7,706,295

Foreign currency (identified cost $337,442)	339,157

Cash collateral held at broker	122,461,427

Margin deposits	15,975,338

Unrealized appreciation on forward foreign currency exchange contracts	31,180,437

Unrealized appreciation on swap contracts	649,822

Receivable for:

Investments sold	15,008,813

Capital shares sold	2,353,749

Dividends	510,971

Interest	405,393

Foreign tax reclaims	6,741

Variation margin	1,349,516

Prepaid expenses	7,477

Trustees’ deferred compensation plan	17,956

Total assets	960,131,073

Liabilities

Securities sold short, at value (proceeds $111,119,253)	107,122,852

Option contracts written, at value (premiums received $915,326)	1,420,764

Unrealized depreciation on forward foreign currency exchange contracts	29,728,208

Unrealized depreciation on swap contracts	974,990

Payable for:

Investments purchased	32,582,885

Capital shares purchased	1,429,065

Dividends and interest on securities sold short	124,856

Variation margin	1,553,563

Investment management fees	64,596

Distribution and/or service fees	16,089

Transfer agent fees	60,022

Administration fees	5,032

Compensation of board members	584

Chief compliance officer expenses	63

Other expenses	89,258

Trustees’ deferred compensation plan	17,956

Total liabilities	175,190,783

Net assets applicable to outstanding capital stock	$784,940,290

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	31

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2015

Represented by

Paid-in capital	$794,007,265

Undistributed net investment income	15,226,126

Accumulated net realized gain	6,608,533

Unrealized appreciation (depreciation) on:

Investments	(40,659,266)

Foreign currency translations	(68,108)

Forward foreign currency exchange contracts	1,452,229

Futures contracts	4,556,312

Options purchased	651,404

Options contracts written	(505,438)

Securities sold short	3,996,401

Swap contracts	(325,168)

Total — representing net assets applicable to outstanding capital stock	$784,940,290

Class A

Net assets	$784,940,290

Shares outstanding	77,937,828

Net asset value per share	$10.07

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

32	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended August 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$12,208,354
Dividends — affiliated issuers	293,632
Interest	3,840,501
Foreign taxes withheld	(42,587)

Total income	16,299,900

Expenses:
Investment management fees	7,820,583
Distribution and/or service fees
Class A	1,947,269
Transfer agent fees
Class A	776,399
Administration fees	609,318
Compensation of board members	31,435
Custodian fees	96,160
Printing and postage fees	78,832
Registration fees	51,058
Professional fees	67,142
Dividends and interest on securities sold short	2,708,179
Chief compliance officer expenses	382
Other	44,649

Total expenses	14,231,406

Net investment income	2,068,494

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	8,909,808
Foreign currency translations	(549,181)
Forward foreign currency exchange contracts	22,201,701
Futures contracts	35,498,152
Options purchased	(4,984,544)
Options contracts written	1,846,335
Securities sold short	(11,856,197)
Swap contracts	(223,274)

Net realized gain	50,842,800
Net change in unrealized appreciation (depreciation) on:
Investments	(77,653,737)
Foreign currency translations	27,988
Forward foreign currency exchange contracts	525,289
Futures contracts	(4,620,407)
Options purchased	1,638,760
Options contracts written	(291,057)
Securities sold short	10,486,255
Swap contracts	(1,393,200)

Net change in unrealized depreciation	(71,280,109)

Net realized and unrealized loss	(20,437,309)

Net decrease in net assets from operations	$(18,368,815)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	33

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 31, 2014
Operations

Net investment income (loss)	$2,068,494	$(2,023,532)

Net realized gain	50,842,800	20,939,725

Net change in unrealized appreciation (depreciation)	(71,280,109)	24,908,735

Net increase (decrease) in net assets resulting from operations	(18,368,815)	43,824,928

Distributions to shareholders

Net investment income

Class A	(7,150,893)	(9,075,353)

Net realized gains

Class A	(33,605,548)	(7,925,989)

Total distributions to shareholders	(40,756,441)	(17,001,342)

Increase in net assets from capital stock activity	66,254,197	84,760,190

Total increase in net assets	7,128,941	111,583,776

Net assets at beginning of year	777,811,349	666,227,573

Net assets at end of year	$784,940,290	$777,811,349

Undistributed (excess of distributions over) net investment income	$15,226,126	$(5,612,483)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

34	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	18,474,845	194,295,243	22,677,044	242,230,834

Distributions reinvested	3,896,396	40,756,301	1,590,350	17,000,842

Redemptions	(15,908,226)	(168,797,347)	(16,300,039)	(174,471,486)

Net increase	6,463,015	66,254,197	7,967,355	84,760,190

Total net increase	6,463,015	66,254,197	7,967,355	84,760,190

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	35

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$10.88		$10.49		$10.03		$10.00

Income from investment operations:

Net investment income (loss)	0.03	(f)	(0.03)		0.02		0.01

Net realized and unrealized gain (loss)	(0.26)		0.67		0.53		0.02

Total from investment operations	(0.23)		0.64		0.55		0.03

Less distributions to shareholders:

Net investment income	(0.10)		(0.13)		(0.08)		—

Net realized gains	(0.48)		(0.12)		(0.01)		—

Total distributions to shareholders	(0.58)		(0.25)		(0.09)		—

Net asset value, end of period	$10.07		$10.88		$10.49		$10.03

Total return	(2.30%)		6.15%		5.53%		0.30%

Ratios to average net assets(b)

Total gross expenses	1.83	%(c)	1.79	%(c)	1.70	%(c)	1.73	%(c)(d)

Total net expenses(e)	1.83	%(c)	1.79	%(c)	1.67	%(c)	1.63	%(c)(d)

Net investment income (loss)	0.27%		(0.27%)		0.17%		0.31	%(d)

Supplemental data

Net assets, end of period (in thousands)	$784,940		$777,811		$666,228		$476,520

Portfolio turnover	304%		246%		239%		141%

Notes to Consolidated Financial Highlights

(a)	Based on operations from April 23, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.35%, 0.31%, 0.17% and 0.13% for the years ended August 31, 2015, 2014, 2013 and 2012, respectively.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.08 per share.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

36	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2015

Note 1. Organization

Active Portfolios® Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. At August 31, 2015, the net assets of ASGM Offshore Fund, Ltd. were $58,430 or 0.01% of the Fund’s consolidated net assets and the net assets of ASMF Offshore Fund, Ltd. were $38,474,751 or 4.90% of the Fund’s consolidated net assets. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Annual Report 2015	37

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to

38	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on

Annual Report 2015	39

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments and to protect gains and facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When

40	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended August 31, 2015 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at August 31, 2014	2,902	349,311	514	43,620
Opened	40,666	3,468,717	24,161	2,286,284
Closed	17,789	1,840,526	8,724	1,036,831
Expired	14,080	961,360	5,469	364,904
Exercised	6,339	536,739	6,494	492,246

Balance at August 31, 2015	5,360	479,403	3,988	435,923

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate and to get synthetic exposure to bond, commodity and equity index futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Annual Report 2015	41

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	1,336,620,408
Futures contracts — Short	107,478,570
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	1,563,410
Options contracts — Written	(622,982)

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	35,124,826	(31,043,882)
Total return swap contracts	1,765,277	(792,021)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2015.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2015:

	Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	970,436	*
Equity risk	Investments, at value — Options purchased	3,511,189
Equity risk	Net assets — unrealized appreciation on swap contracts	24,338	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	31,180,437
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	540	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,876,672	*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	2,437,702	*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	625,484	*
Total		42,626,798

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	259,062	*
Equity risk	Options contracts written, at value	1,420,764
Equity risk	Net assets — unrealized depreciation on swap contracts	23,918	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	29,728,208
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,457,186	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	263,392	*
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	1,012,790	*
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	687,680	*
Total		34,853,000

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

42	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Commodity- related investment risk	—	28,014,777	—	3,368,417	31,383,194

Equity risk	—	(6,108,859)	(3,138,209)	(3,199,511)	(12,446,579)

Foreign exchange risk	22,201,701	(94,784)	—	—	22,106,917

Interest rate risk	—	13,687,018	—	(392,180)	13,294,838

Total	22,201,701	35,498,152	(3,138,209)	(223,274)	54,338,370

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Commodity- related investment risk	—	(577,513)	—	(921,308)	(1,498,821)

Equity risk	—	(2,469,098)	1,346,931	78,306	(1,043,861)

Foreign exchange risk	525,289	9,881	—	—	535,170

Interest rate risk	—	(1,583,677)	772	(550,198)	(2,133,103)

Total	525,289	(4,620,407)	1,347,703	(1,393,200)	(4,140,615)

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, cash collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in “Dividends and interest on securities sold short” in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

Annual Report 2015	43

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2015:

	Barclays ($)	Citibank ($)(d)	Citibank ($)(d)	Deutsche Bank Securities Inc. ($)	Goldman Sachs & Co. ($)(d)	Goldman Sachs & Co. ($)(d)	J.P. Morgan Securities, Inc. ($)(d)	J.P. Morgan Securities, Inc. ($)(d)	Total ($)
Assets
Forward foreign currency exchange contracts	—	31,124,479	—	—	55,958	—	—	—	31,180,437
Options purchased calls	—	—	—	—	1,269,342	—	—	—	1,269,342
Options purchased puts	—	—	—	—	2,241,847	—	—	—	2,241,847
OTC total return swap contracts(a)	—	—	—	—	—	18,899	—	—	18,899
OTC total return swap contracts on futures(a)	—	—	454,634	170,850	—	—	5,439	—	630,923
Total Assets	—	31,124,479	454,634	170,850	3,567,147	18,899	5,439	—	35,341,448
Liabilities
Forward foreign currency exchange contracts	—	29,703,503	—	—	24,705	—	—	—	29,728,208
Options contracts written	—	—	—	—	1,420,764	—	—	—	1,420,764
OTC total return swap contracts on futures(a)	136,450	—	497,999	255,943	—	—	84,598	—	974,990
Securities borrowed	—	—	—	—	60,481,332	—	—	46,641,520	107,122,852
Total Liabilities	136,450	29,703,503	497,999	255,943	61,926,801	—	84,598	46,641,520	139,246,814
Total Financial and Derivative Net Assets	(136,450)	1,420,976	(43,365)	(85,093)	(58,359,654)	18,899	(79,159)	(46,641,520)	(103,905,366)
Total collateral received (pledged)(b)	(110,000)	—	(43,365)	(85,093)	(58,359,654)	—	(79,159)	(46,641,520)	(105,318,791)
Net Amount(c)	(26,450)	1,420,976	—	—	—	18,899	—	—	1,413,425

(a)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c)	Represents the net amount due from/ (to) counterparties in the event of default.

(d)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

44	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2015	45

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the Subsidiary’s day-to-day business pursuant to an Investment Management Services Agreement between the Subsidiary and the Investment Manager. Under the Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.02% to 0.90% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2015 was 1.00% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC, Wasatch Advisors, Inc. and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2015 was 0.08% of the Fund’s average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are

compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets for Class A shares was 0.10%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate

46	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective January 1, 2015	Contractual Expense Cap Prior to January 1, 2015
Class A	1.52%	1.50%

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, swap mark to market, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, investments in partnerships, non-deductible expenses, passive foreign investment company (PFIC) holdings, post-October capital losses, re-characterization of distributions for investments, derivative investments, tax straddles and investments in commodity subsidiaries. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$25,921,008
Accumulated net realized gain	(26,118,439)
Paid-in capital	197,431

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2015 ($)	Year Ended August 31, 2014 ($)
Ordinary income	25,062,490	14,428,181
Long-term capital gains	15,693,951	2,573,161
Total	40,756,441	17,001,342

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$52,004,236
Net unrealized depreciation	(53,897,288)

Annual Report 2015	47

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

At August 31, 2015, the cost of investments for federal income tax purposes was $818,862,493 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$13,866,192
Unrealized depreciation	(67,763,480)
Net unrealized depreciation	$(53,897,288)

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2015, the Fund will elect to treat post-October capital losses of $7,289,571 as arising on September 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,550,237,213 and $1,529,775,085, respectively, for the year ended August 31, 2015, of which $40,466,932 and $29,067,000, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended August 31, 2015.

Note 8. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Shareholder Concentration Risk

At August 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

48	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2015

Short Selling Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	49

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Alternative Strategies Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Alternative Strategies Fund (the “Fund,” a series of Columbia Funds Series Trust I) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

October 26, 2015

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ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	26.48%
Dividends Received Deduction	17.74%
Capital Gain Dividend	$148,661

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	51

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

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ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President —Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	55

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and AQR Capital Management, LLC, Wasatch Advisors, Inc. and Water Island Capital, LLC (the Subadvisers) with respect to Active Portfolios® Multi-Manager Alternative Strategies Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement) combining the Advisory Agreement and the Fund’s existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on January 1, 2016, the Fund’s next annual prospectus update. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements (collectively, the Agreements).

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements for the Fund included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund’s average annual net assets from January 1, 2016 through December 31, 2016;

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BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

•	The terms and conditions of the Agreements;

•

The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement[1] and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•

Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance system by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Committee and the Board also noted that the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees’ important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund’s best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements.

[1]	Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015	57

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadvisers, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and the Subadvisory Agreements and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund’s performance was in the fifty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the Subadvisory Agreements and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund’s actual management fee and net expense ratio are ranked in the third and second quintiles, respectively, (where

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BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the Investment Manager for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to its other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement and the Subadvisory Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2015	59

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements.

60	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2015	61

Active Portfolios® Multi-Manager Alternative Strategies Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN100_08_E01_(10/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$318,500	$293,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$5,600	$5,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended August 31, 2015 and August 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$83,000	$68,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2015 and 2014 also include Tax Fees for the review of foreign tax filings.

During the fiscal years ended August 31, 2015 and August 31, 2014, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$225,000	$345,000

In fiscal years 2015 and 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit

Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended August 31, 2015 and August 31, 2014 are approximately as follows:

2015	2014
$313,600	$418,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	October 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	October 26, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	October 26, 2015